FIDELITY
SELECT
PORTFOLIOS(REGISTERED TRADEMARK)
AIR TRANSPORTATION
AUTOMOTIVE
BIOTECHNOLOGY
BROKERAGE AND INVESTMENT MANAGEMENT
BUSINESS SERVICES AND OUTSOURCING
CHEMICALS
COMPUTERS
CONSTRUCTION AND HOUSING
CONSUMER INDUSTRIES
CYCLICAL INDUSTRIES
DEFENSE AND AEROSPACE
DEVELOPING COMMUNICATIONS
ELECTRONICS
ENERGY
ENERGY SERVICE
ENVIRONMENTAL SERVICES
FINANCIAL SERVICES
FOOD AND AGRICULTURE
GOLD
HEALTH CARE
HOME FINANCE
INDUSTRIAL EQUIPMENT
INDUSTRIAL MATERIALS
INSURANCE
LEISURE
MEDICAL DELIVERY
MEDICAL EQUIPMENT AND SYSTEMS
MONEY MARKET
MULTIMEDIA
NATURAL GAS
NATURAL RESOURCES
PAPER AND FOREST PRODUCTS
PRECIOUS METALS AND MINERALS
REGIONAL BANKS
RETAILING
SOFTWARE AND COMPUTER SERVICES
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES GROWTH

ANNUAL REPORT
FOR THE YEAR ENDING
FEBRUARY 28, 1999
AND
PROSPECTUS
DATED APRIL 29,1999

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS



PERFORMANCE OVERVIEW       A-4

FUND UPDATES*

CONSUMER SECTOR            A-6                             CONSUMER INDUSTRIES
                           A-13                            FOOD AND AGRICULTURE
                           A-19                            LEISURE
                           A-25                            MULTIMEDIA
                           A-30                            RETAILING

CYCLICALS SECTOR           A-35                            AIR TRANSPORTATION
                           A-40                            AUTOMOTIVE
                           A-45                            CHEMICALS
                           A-50                            CONSTRUCTION AND HOUSING
                           A-56                            CYCLICAL INDUSTRIES
                           A-62                            DEFENSE AND AEROSPACE
                           A-67                            ENVIRONMENTAL SERVICES
                           A-72                            INDUSTRIAL EQUIPMENT
                           A-78                            INDUSTRIAL MATERIALS
                           A-84                            PAPER AND FOREST PRODUCTS
                           A-89                            TRANSPORTATION

FINANCIAL SERVICES SECTOR  A-94                            BROKERAGE AND INVESTMENT MANAGEMENT
                           A-100                           FINANCIAL SERVICES
                           A-106                           HOME FINANCE
                           A-112                           INSURANCE
                           A-117                           REGIONAL BANKS

HEALTH CARE SECTOR         A-122                           BIOTECHNOLOGY
                           A-128                           HEALTH CARE
                           A-134                           MEDICAL DELIVERY
                           A-139                           MEDICAL EQUIPMENT AND SYSTEMS

NATURAL RESOURCES SECTOR   A-144                           ENERGY
                           A-150                           ENERGY SERVICE
                           A-156                           GOLD
                           A-162                           NATURAL RESOURCES
                           A-168                           PRECIOUS METALS AND MINERALS


* FUND UPDATES FOR EACH SELECT PORTFOLIO INCLUDE: PERFORMANCE AND
INVESTMENT SUMMARY, MANAGER'S OVERVIEW, INVESTMENTS, AND FINANCIAL
STATEMENTS.

TECHNOLOGY SECTOR              A-174                        BUSINESS SERVICES AND OUTSOURCING
                               A-180                        COMPUTERS
                               A-186                        DEVELOPING COMMUNICATIONS
                               A-192                        ELECTRONICS
                               A-198                        SOFTWARE AND COMPUTER SERVICES
                               A-204                        TECHNOLOGY

UTILITIES SECTOR               A-210                        NATURAL GAS
                               A-215                        TELECOMMUNICATIONS
                               A-221                        UTILITIES GROWTH

                               A-226                        MONEY MARKET

NOTES TO FINANCIAL STATEMENTS  A-233                        FOOTNOTES TO THE FINANCIAL
                                                            STATEMENTS

REPORT OF INDEPENDENT          A-237                        THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS                  A-238

FIDELITY SELECT PORTFOLIO      P-1
PROSPECTUS


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

PERFORMANCE OVERVIEW

DEAR SHAREHOLDER:

Predictable only for their volatility, U.S. equity markets overcame a major correction to post impressive double-digit returns for the 12-month period ending February 28, 1999. For the period, the Standard & Poor's 500 Index - a large-capitalization-oriented index based on the performance of 500 widely held stocks - returned 19.74%, nearly double its historical annual average return. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - had a 10.75% increase for the 12-month period.

Of the 39 Select equity portfolios, 15 topped the S&P 500's return for the past 12 months. Meanwhile, 20 beat their Goldman Sachs indexes - which are designed to measure the performance of companies within the Select portfolios' sector concentrations. In comparison, 10 Select portfolios bested their S&P benchmark in the last reporting period six months ago, while 14 topped their Goldman Sachs index. The best-performing Select portfolio for the 12-month period was Computers, with a gain of 66.43%. Energy Service - whose performance tends to be closely linked to the price of oil - had the lowest return, declining 50.57%.

The period began with the U.S. economy continuing to demonstrate its strength. Low unemployment, tame inflation, strong consumer buying patterns and low interest rates all sparked hopes of continued growth. But while the equity market soared, concerns grew about the impact of Asia's economic woes. Those fears soon became reality when Russia's escalating economic and political difficulties culminated in a series of loan defaults and a devaluation of the ruble. Investor reaction was swift and extreme: Money began to pour out of stocks and the Dow plunged 512.61 points on August 31 - erasing all previous gains for the year.

Seeking a safe haven, investors found refuge in U.S. Treasuries. While Treasury yields dropped to their lowest levels in three decades, new fears loomed on the horizon. The specter of presidential impeachment hearings recalled the 1970s bear market during the Watergate scandal. Rumors of troubled hedge funds and their potential impact on the nation's economy added to investor worries.

Faced with the possibility of a global economic crisis, the U.S. Federal Reserve Board stepped in. To address the lack of confidence in domestic and global equity markets, the Fed instituted a series of three separate quarter-point interest-rate cuts. The first came on September 29. Then, in a surprise move, the Fed slashed rates another quarter-point on October 15, and the Dow responded with its third-greatest single-day point gain ever. The third reduction - a so-called "insurance" cut on November 17 - helped solidify the confidence the stock market needed to support a fourth-quarter rally. Technology stocks, particularly the high-flying Internet issues, helped drive stock market performance to new heights. Strong holiday sales also lifted confidence heading into the new year.

The stock market maintained its momentum in January. The S&P 500, Dow and NASDAQ all reached record highs during the first month of 1999 - this, despite concerns about the impact of Brazil's currency devaluation. The markets slowed somewhat in February, principally in anticipation that the Fed was considering a rate hike, and fears of a slowdown in the technology sector.

The strength of the domestic economy during the 12-month period helped the CONSUMER sector notch solid returns. Holdings in cable TV and Internet stocks bolstered Multimedia and Leisure. Retailing and Consumer Industries benefited from their domestic focus. Food &
Agriculture trailed its indexes due to the poor earnings of many packaged-food companies.

CYCLICAL stocks - whose performance tends to mirror the ups and downs of the economy - were hampered by weak international economies. Despite the global exposure of many airlines, Air Transportation notched a positive return. Transportation fell slightly, but beat its Goldman Sachs index. Construction and Housing suffered due to poor-performing new-home builder stocks. Automotive lagged due to the poor performance of auto parts stocks. An unfavorable supply/demand balance, created by weakness in Asia, detracted from Chemicals. Satellite launch and orbit failures, along with failed mergers in the sector, hurt Defense and Aerospace. The oversupply and slack demand for global commodities impaired Industrial Materials, Paper and Forest Products, and Industrial Equipment. The economically sensitive Cyclical Industries and Environmental Services portfolios also were dragged down by the international fiscal crisis.

Currency devaluations in Russia and Brazil, and Russia's loan defaults, were particularly detrimental to the FINANCIAL SERVICES sector. The resulting liquidity crunch prevented any of the Select portfolios from topping the broad-based S&P 500. However, thanks to strong stock picking, Insurance and Financial Services beat their Goldman Sachs benchmark. Regional Banks, as well as Brokerage and Investment Management, posted positive - albeit more modest - returns. A sharp increase in loan prepayments and refinancings hurt Home Finance.

Continuing their trend of recent vigorous performance, HEALTH CARE stocks helped contribute to the broad market's overall success. The strong pharmaceutical industry buoyed Health Care and Biotechnology. An emphasis on large-cap cardiology stocks helped Medical Equipment and Systems generate index-beating performance. The uncertain profitability outlook for HMOs and concern over Medicare budget cuts dragged down Medical Delivery.

The period's hardest-hit sector was NATURAL RESOURCES. Overproduction, lack of demand and weak global economic growth contributed to poor results nearly across the board. While the price of gold finally stopped its slide, it was still too low for holdings in both the Gold and the Precious Metals and Minerals portfolios to operate profitably. The low price and oversupply of oil was the major detractor for Natural Resources, Energy and Energy Service.

The TECHNOLOGY sector accounted for nine of the top-10 best-performing stocks in the S&P 500 by the end of 1998. Computers, Developing Communications and Technology each returned over 55%. Both the Electronics and the Software and Computer Services portfolios returned over 30%, yet they still trailed the Goldman Sachs index. A lack of exposure to large hardware and software companies caused Business Services and Outsourcing to lag the Goldman Sachs benchmark.

Telecommunication companies were among the few outperformers in the UTILITIES sector. Overweighted positions in that industry helped Utilities Growth and Telecommunications produce solid returns. Natural Gas, on the other hand, struggled greatly because of plunging oil prices and weak demand.

In the pages that follow, you'll find detailed summaries for each of the Select funds. We hope that you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity Select Portfolios.

Sincerely,

William R. Ebsworth
Group Leader, FMRCo Equity Research
Select Group Leader

CUMULATIVE TOTAL RETURNS

FOR THE YEAR ENDED FEBRUARY 28, 1999

Computers   66.43% Row: 1, Col: 1, Value: 66.43000000000001
Row: 1, Col: 2, Value: nil
Developing Communications  63.01% Row: 2, Col: 1, Value: 63.01
Row: 2, Col: 2, Value: 0.0
Technology  55.66% Row: 3, Col: 1, Value: 55.66
Row: 3, Col: 2, Value: 0.0
Leisure  37.54% Row: 4, Col: 1, Value: 37.54
Row: 4, Col: 2, Value: 0.0
Multimedia  36.68% Row: 5, Col: 1, Value: 36.68
Row: 5, Col: 2, Value: 0.0
Retailing  36.66% Row: 6, Col: 1, Value: 36.66
Row: 6, Col: 2, Value: 0.0
Electronics  35.30% Row: 7, Col: 1, Value: 35.3
Row: 7, Col: 2, Value: 0.0
Software & Computer Services  32.57% Row: 8, Col: 1, Value: 32.57
Row: 8, Col: 2, Value: 0.0
Utilities Growth  32.17% Row: 9, Col: 1, Value: 32.17
Row: 9, Col: 2, Value: 0.0
Health Care  27.20% Row: 10, Col: 1, Value: 27.2
Row: 10, Col: 2, Value: 0.0
Biotechnology  27.13% Row: 11, Col: 1, Value: 27.13
Row: 11, Col: 2, Value: 0.0
Business Services & Outsourcing  26.23% Row: 12, Col: 1, Value: 26.23
Row: 12, Col: 2, Value: 0.0
Telecommunications  22.21% Row: 13, Col: 1, Value: 22.21
Row: 13, Col: 2, Value: 0.0
Medical Equipment & Systems1  21.00% Row: 14, Col: 1, Value: 21.0
Row: 14, Col: 2, Value: 0.0
Consumer Industries  20.18% Row: 15, Col: 1, Value: 20.18
Row: 15, Col: 2, Value: 0.0
Row: 16, Col: 1, Value: 0.0
S&P 500  19.74% Row: 16, Col: 2, Value: 19.74
Insurance  9.84% Row: 17, Col: 1, Value: 9.84
Row: 17, Col: 2, Value: 0.0
Financial Services  8.42% Row: 18, Col: 1, Value: 8.42
Row: 18, Col: 2, Value: 0.0
Food & Agriculture  7.83% Row: 19, Col: 1, Value: 7.83
Row: 19, Col: 2, Value: 0.0
Brokerage & Investment Management  4.76% Row: 20, Col: 1, Value: 4.76
Row: 20, Col: 2, Value: 0.0
Air Transportation  4.11% Row: 21, Col: 1, Value: 4.11
Row: 21, Col: 2, Value: 0.0
Regional Banks  3.10% Row: 22, Col: 1, Value: 3.1
Row: 22, Col: 2, Value: 0.0
Industrial Equipment  1.00% Row: 23, Col: 1, Value: 1.0
Row: 23, Col: 2, Value: 0.0
Transportation  -1.73% Row: 24, Col: 1, Value: -1.73
Row: 24, Col: 2, Value: 0.0
Construction & Housing  -2.16% Row: 25, Col: 1, Value: -2.16
Row: 25, Col: 2, Value: 0.0
Cyclical Industries  -4.96% Row: 26, Col: 1, Value: -4.96
Row: 26, Col: 2, Value: 0.0
Automotive  -8.52% Row: 27, Col: 1, Value: -8.52
Row: 27, Col: 2, Value: 0.0
Defense & Aerospace  -9.90% Row: 28, Col: 1, Value: -9.9
Row: 28, Col: 2, Value: 0.0
Precious Metals & Minerals  -10.89% Row: 29, Col: 1, Value: -10.89
Row: 29, Col: 2, Value: 0.0
Gold  -15.69% Row: 30, Col: 1, Value: -15.69
Row: 30, Col: 2, Value: 0.0
Paper & Forest  -17.01% Row: 31, Col: 1, Value: -17.01
Row: 31, Col: 2, Value: 0.0
Industrial Materials  -18.72% Row: 32, Col: 1, Value: -18.72
Row: 32, Col: 2, Value: 0.0
Home Finance  -19.12% Row: 33, Col: 1, Value: -19.12
Row: 33, Col: 2, Value: 0.0
Natural Gas  -19.17% Row: 34, Col: 1, Value: -19.17
Row: 34, Col: 2, Value: 0.0
Energy  -22.00% Row: 35, Col: 1, Value: -22.0
Row: 35, Col: 2, Value: 0.0
Environmental Services  -22.23% Row: 36, Col: 1, Value: -22.23
Row: 36, Col: 2, Value: 0.0
Chemicals  -23.66% Row: 37, Col: 1, Value: -23.66
Row: 37, Col: 2, Value: 0.0
Natural Resources  -24.57% Row: 38, Col: 1, Value: -24.57
Row: 38, Col: 2, Value: 0.0
Medical Delivery  -29.47% Row: 39, Col: 1, Value: -29.47
Row: 39, Col: 2, Value: 0.0
Energy Service  -50.57% Row: 40, Col: 1, Value: -50.57
Row: 40, Col: 2, Value: 0.0
Row: 41, Col: 1, Value: nil
Row: 41, Col: 2, Value: nil

1. RETURNS ARE FROM INCEPTION DATE APRIL 28, 1998.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURNS INCLUDE CHANGES IN A FUND'S SHARE PRICE, PLUS REINVESTMENT OF ANY DIVIDENDS AND CAPITAL GAINS BUT DO NOT INCLUDE SELECT'S 3% SALES CHARGE, AND CERTAIN FEES PAID BY SHAREHOLDERS UPON EXCHANGE OR REDEMPTION. FIGURES FOR THE STANDARD & POOR'S 500 INDEX
(S&P 500 (registered trademark)), A MARKET CAPITALIZATION-WEIGHTED INDEX OF COMMON STOCKS, INCLUDE REINVESTMENT OF DIVIDENDS. S&P 500 IS A REGISTERED TRADEMARK OF STANDARD & POOR'S. ALL PERFORMANCE NUMBERS ARE HISTORICAL; EACH EQUITY FUND'S SHARE PRICE AND RETURN WILL VARY AND SHAREHOLDERS MAY HAVE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES FOR SOME OF THE FUNDS, THOSE RETURNS WOULD HAVE BEEN LOWER.

CONSUMER INDUSTRIES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,         PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1996

SELECT CONSUMER INDUSTRIES         20.18%       142.30%       344.37%

SELECT CONSUMER INDUSTRIES         16.50%       134.96%       330.97%
(LOAD ADJ.)

S&P 500                            19.74%       194.91%       331.09%

GS Consumer Industries             16.26%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1996

SELECT CONSUMER INDUSTRIES   20.18%       19.36%        18.78%

SELECT CONSUMER INDUSTRIES   16.50%       18.63%        18.36%
(LOAD ADJ.)

S&P 500                      19.74%       24.15%        18.36%

GS Consumer Industries       16.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Consumer Industries         S&P 500
             00517                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       9670.90                     9968.00
  1990/08/31       8943.40                     9066.89
  1990/09/30       8439.00                     8625.34
  1990/10/31       8749.40                     8588.25
  1990/11/30       9234.40                     9143.05
  1990/12/31       9593.72                     9398.14
  1991/01/31       9808.43                     9807.90
  1991/02/28      10569.68                    10509.16
  1991/03/31      11077.18                    10763.48
  1991/04/30      10950.31                    10789.32
  1991/05/31      11477.33                    11255.41
  1991/06/30      10911.27                    10739.92
  1991/07/31      11623.72                    11240.40
  1991/08/31      12101.94                    11506.79
  1991/09/30      11994.59                    11314.63
  1991/10/31      12375.21                    11466.25
  1991/11/30      11857.95                    11004.16
  1991/12/31      13290.07                    12263.03
  1992/01/31      13379.46                    12034.94
  1992/02/29      13836.37                    12191.39
  1992/03/31      13677.45                    11953.66
  1992/04/30      13717.18                    12305.10
  1992/05/31      13627.78                    12365.39
  1992/06/30      13015.69                    12181.15
  1992/07/31      13388.15                    12679.36
  1992/08/31      13253.65                    12419.43
  1992/09/30      13377.81                    12565.98
  1992/10/31      13595.08                    12609.96
  1992/11/30      14246.90                    13039.96
  1992/12/31      14427.78                    13200.35
  1993/01/31      14331.67                    13311.24
  1993/02/28      13851.10                    13492.27
  1993/03/31      14662.73                    13776.96
  1993/04/30      14566.61                    13443.55
  1993/05/31      15719.98                    13803.84
  1993/06/30      15730.66                    13843.87
  1993/07/31      15880.17                    13788.50
  1993/08/31      16916.07                    14311.08
  1993/09/30      17289.85                    14200.89
  1993/10/31      17823.81                    14494.84
  1993/11/30      17428.68                    14357.14
  1993/12/31      17987.73                    14530.86
  1994/01/31      17835.98                    15024.91
  1994/02/28      17789.29                    14617.74
  1994/03/31      16645.36                    13980.40
  1994/04/30      16823.06                    14159.35
  1994/05/31      16600.01                    14391.57
  1994/06/30      15684.31                    14038.97
  1994/07/31      16106.94                    14499.45
  1994/08/31      17046.12                    15093.93
  1994/09/30      16729.15                    14724.13
  1994/10/31      17057.86                    15055.42
  1994/11/30      16224.34                    14507.10
  1994/12/31      16716.09                    14722.24
  1995/01/31      16569.67                    15103.99
  1995/02/28      16972.32                    15692.59
  1995/03/31      17435.98                    16155.68
  1995/04/30      17815.10                    16631.47
  1995/05/31      18145.91                    17296.23
  1995/06/30      18133.66                    17698.02
  1995/07/31      18893.31                    18284.88
  1995/08/31      18856.56                    18330.78
  1995/09/30      19861.26                    19104.34
  1995/10/31      20755.69                    19036.14
  1995/11/30      21980.94                    19871.82
  1995/12/31      21446.67                    20254.55
  1996/01/31      21446.67                    20944.02
  1996/02/29      22065.08                    21138.17
  1996/03/31      22844.29                    21341.73
  1996/04/30      23611.12                    21656.31
  1996/05/31      24835.58                    22214.82
  1996/06/30      24711.90                    22299.46
  1996/07/31      22015.61                    21314.27
  1996/08/31      22361.92                    21763.79
  1996/09/30      23809.01                    22988.66
  1996/10/31      23994.54                    23622.68
  1996/11/30      24674.80                    25408.32
  1996/12/31      24266.64                    24904.98
  1997/01/31      25355.05                    26461.05
  1997/02/28      25552.95                    26668.50
  1997/03/31      24798.48                    25572.69
  1997/04/30      24984.00                    27099.38
  1997/05/31      26715.57                    28749.19
  1997/06/30      28026.61                    30037.16
  1997/07/31      29646.86                    32427.21
  1997/08/31      28929.50                    30610.64
  1997/09/30      31836.05                    32287.18
  1997/10/31      31205.27                    31208.79
  1997/11/30      32541.05                    32653.45
  1997/12/31      33501.90                    33214.11
  1998/01/31      33331.18                    33581.45
  1998/02/28      35865.82                    36003.35
  1998/03/31      37888.28                    37847.08
  1998/04/30      37655.37                    38227.82
  1998/05/31      37857.53                    37570.69
  1998/06/30      39717.39                    39096.81
  1998/07/31      38976.14                    38680.43
  1998/08/31      33410.05                    33088.01
  1998/09/30      33612.21                    35207.63
  1998/10/31      37709.28                    38071.42
  1998/11/30      39825.21                    40378.93
  1998/12/31      42711.33                    42705.56
  1999/01/31      43537.91                    44491.51
  1999/02/26      43097.00                    43108.71
IMATRL PRASUN   SHR__CHT 19990228 19990309 143604 R00000000000107

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $43,097 - a 330.97% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $43,109 - a 331.09% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                               % OF FUND'S INVESTMENTS

Wal-Mart Stores, Inc.           6.7

Procter & Gamble Co.            4.6

Philip Morris Companies, Inc.   3.9

Home Depot, Inc.                3.1

McDonald's Corp.                2.7

CBS Corp.                       2.3

Gillette Co.                    2.2

Disney (Walt) Co.               2.2

Time Warner, Inc.               2.2

PepsiCo, Inc.                   2.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
General Merchandise Stores 12.5%
Household Products 11.2%
Broadcasting 10.5%
Foods 7.5%
Retail & Wholesale,
Miscellaneous 6.4%
All Others 51.9%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 51.9
Row: 1, Col: 2, Value: 6.4
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 10.5
Row: 1, Col: 5, Value: 11.2
Row: 1, Col: 6, Value: 12.5

CONSUMER INDUSTRIES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Doug Chase)

Doug Chase,
Portfolio Manager of
Fidelity Select Consumer
Industries Portfolio

Q. HOW DID THE FUND PERFORM, DOUG?

A. For the 12-month period that ended February 28, 1999, the fund returned 20.18%. This compared favorably to the 19.74% return of the Standard & Poor's 500 Index. The fund also outperformed the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector
- which returned 16.26% over the same period.

Q. WHAT WAS YOUR STRATEGY DURING THIS VOLATILE PERIOD?

A. I looked for opportunities to buy undervalued companies, as well as companies that appeared to have the best business trends at the time. In the beginning of August, I began to shift from retailing stocks to multinational companies, because multinationals were cheap and retailers were getting expensive. When the market plummeted in late August, retailing took it on the chin, so as retail stocks got cheaper, I added more to the portfolio. With the approach of the end of the calendar year - the usual time for retail stock sell-offs - I decided that conditions still looked positive after talking to the management of many retailers. I pared back the fund's multinational holdings and added even more retail stocks. This strategy worked well. Within the consumer products area, I stayed focused on household products and personal care during the year rather than on food, beverage and tobacco. The first two groups tend to have higher sales growth and better earnings growth over time, because it's much easier to innovate in these areas.

Q. HOW MUCH OF AN IMPACT DID GLOBAL ECONOMIC PROBLEMS HAVE ON THE
FUND?

A. Among consumer stocks, I observed that generally if the majority of a company's sales came from the U.S., and if it made its earnings targets, its stock performed well. If the majority of sales came from outside the U.S., then its stock did poorly, whether or not the company made its earnings targets. So, multinational companies like Coca-Cola, Gillette and Avon were punished, regardless of the impact on their earnings from international economic problems.

Q. WHICH STOCKS PERFORMED WELL?

A. By their nature, retailers operate primarily in the U.S., so they generally performed well during the period. Dayton Hudson - which owns discounter Target Stores - Lowe's hardware stores and Saks all performed strongly. Wal-Mart, the fund's top holding at the end of the period, was a stellar performer, benefiting from its steadily increasing market share and its growing earnings. Clorox acquired First Brands, the maker of Glad Bag products, and its stock price increased as a result. Clorox also performed well based on its earnings and volume growth. Drug chains Walgreen and CVS did very well, benefiting from steady earnings growth.

Q. WHICH STOCKS DISAPPOINTED?

A. As I mentioned earlier, Gillette, one of the fund's top holdings, did poorly overall, recovering slightly toward the end of the period. Gillette did have lower earnings, but it also had a great story - its launch of the new Mach 3 razor. Although the launch was a huge success, it could not offset the impact of the global economic crisis. Coca-Cola was another disappointment. With the majority of its sales outside the U.S., Coca-Cola had significant international exposure, and its stock performed poorly. Avon was an even bigger disappointment, because in spite of meeting earnings targets and maintaining earnings estimates, its stock was extremely volatile, simply because the majority of its business is outside the U.S.

Q. WHAT'S YOUR OUTLOOK, DOUG?

A. I'm always cautious. Consumer activity is very strong right now, but the U.S. may not have absorbed the total impact of the world's economic problems. It is possible that the U.S. economy simply cannot strengthen much further without triggering wage inflation. Stocks have become much more expensive without a corresponding decline in interest rates to justify their higher price-to-earnings ratios. I'm continuing to take a bottom-up approach, picking high-quality stocks rather than betting on the direction of the economy. I'm also taking a long-term view, waiting for opportunities to present themselves rather than trying to predict the future or reacting emotionally to events in the market. So far, that's proved to be a successful strategy for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: June 29, 1990

FUND NUMBER: 517

TRADING SYMBOL: FSCPX

SIZE: as of February 28, 1999, more than $82 million

MANAGER: Doug Chase, since 1997; manager,
Fidelity Select Automotive Portfolio, 1994-1997;
Fidelity Select Industrial Materials Portfolio,
1994- 1997; joined Fidelity in 1993

CONSUMER INDUSTRIES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.5%

                                 SHARES                    VALUE (NOTE 1)

ADVERTISING - 1.8%

Interpublic Group of              4,000                    $ 299,250
Companies, Inc.

Omnicom Group, Inc.               9,200                     609,500

Outdoor Systems, Inc. (a)         9,875                     275,883

Young & Rubicam, Inc.             6,600                     249,150

                                                            1,433,783

AIR TRANSPORTATION - 0.3%

Viad Corp.                        10,400                    274,950

APPAREL STORES - 4.6%

Abercrombie & Fitch Co. Class     7,100                     539,600
A (a)

AnnTaylor Stores Corp. (a)        10,700                    404,594

Chicos Fas, Inc. (a)              5,500                     135,438

Gap, Inc.                         17,225                    1,114,242

Limited, Inc. (The)               22,200                    788,100

Ross Stores, Inc.                 3,500                     160,125

TJX Companies, Inc.               16,300                    465,569

Wet Seal, Inc. Class A (a)        4,500                     174,656

                                                            3,782,324

AUTOS, TIRES, & ACCESSORIES -
0.4%

Canadian Tire Corp. Ltd.          4,900                     124,791
Series A

Pep Boys-Manny, Moe & Jack        8,700                     158,775

                                                            283,566

BEVERAGES - 5.8%

Anheuser-Busch Companies,         17,200                    1,319,025
Inc.

Celestial Seasonings, Inc. (a)    5,300                     153,038

Coca-Cola Co. (The)               7,600                     485,925

Coors (Adolph) Co. Class B        5,100                     303,769

Golden State Vinters, Inc.        21,300                    258,263
Class B (a)

PepsiCo, Inc.                     42,600                    1,602,825

Seagram Co. Ltd.                  12,800                    593,394

                                                            4,716,239

BROADCASTING - 10.5%

Cablevision Systems Corp.         5,000                     325,000
Class A (a)

CBS Corp.                         49,800                    1,836,375

Chancellor Media Corp. (a)        4,100                     179,375

Clear Channel Communications,     5,200                     312,000
Inc. (a)

Comcast Corp.:

Class A                           5,000                     339,375

Class A (special)                 5,900                     418,531

Cox Communications, Inc.          8,700                     615,525
Class A (a)

Jacor Communications, Inc.        8,300                     578,925
Class A (a)

MediaOne Group, Inc.              17,900                    975,550

Tele-Communications, Inc.         14,600                    917,063
(TCI Group) Series A (a)

Time Warner, Inc.                 27,502                    1,773,879

USA Networks, Inc. (a)            7,100                     282,225

                                                            8,553,823



                                 SHARES                    VALUE (NOTE 1)

CONSUMER ELECTRONICS - 1.0%

Gemstar International Group       3,600                    $ 230,400
Ltd. (a)

Newell Co.                        14,400                    612,000

                                                            842,400

DRUG STORES - 2.4%

CVS Corp.                         16,854                    893,262

Walgreen Co.                      33,800                    1,081,600

                                                            1,974,862

EDUCATIONAL SERVICES - 0.1%

Apollo Group, Inc. Class A (a)    2,400                     72,150

ENTERTAINMENT - 5.8%

Carnival Corp.                    7,300                     324,850

Disney (Walt) Co.                 51,300                    1,805,119

King World Productions, Inc.      11,800                    311,963
(a)

Royal Carribean Cruises Ltd.      2,400                     79,200

Tele-Communications, Inc.         13,550                    730,006
(Liberty Media Group) Series
A (a)

Viacom, Inc.:

Class A (a)                       1,900                     165,894

Class B (non-vtg.) (a)            14,900                    1,316,788

                                                            4,733,820

FOODS - 7.5%

American Italian Pasta Co.        11,200                    285,600
Class A (a)

Archer-Daniels-Midland Co.        5,670                     85,759

Bestfoods                         10,200                    478,763

ConAgra, Inc.                     12,000                    361,500

Corn Products International,      4,050                     95,175
Inc.

Dean Foods Co.                    2,900                     105,669

Earthgrains Co.                   6,700                     164,569

Flowers Industries, Inc.          2,900                     70,688

Groupe Danone                     900                       225,142

Heinz (H.J.) Co.                  15,800                    860,113

Hershey Foods Corp.               3,100                     192,975

Interstate Bakeries Corp.         6,500                     156,000

Keebler Foods Co. (a)             9,700                     378,300

Kellogg Co.                       11,800                    436,600

Nabisco Holdings Corp. Class A    8,500                     377,188

Quaker Oats Co.                   7,800                     426,075

Ralston Purina Co.                6,100                     164,319

Sanderson Farms, Inc.             7,800                     115,050

Sara Lee Corp.                    26,700                    725,906

Tootsie Roll Industries, Inc.     3,600                     165,600

Vlasic Foods International,       7,100                     86,531
Inc. (a)

Wrigley (Wm.) Jr. Co.             1,700                     158,100

                                                            6,115,622

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GENERAL MERCHANDISE STORES -
12.5%

Consolidated Stores Corp. (a)     11,428                   $ 287,843

Costco Companies, Inc. (a)        8,500                     682,656

Dayton Hudson Corp.               24,800                    1,551,550

Dollar Tree Stores, Inc. (a)      6,000                     240,000

Federated Department Stores,      23,600                    898,275
Inc. (a)

Nordstrom, Inc.                   4,900                     197,225

Saks, Inc. (a)                    25,543                    917,952

Wal-Mart Stores, Inc.             62,900                    5,432,975

                                                            10,208,476

GROCERY STORES - 4.2%

Albertson's, Inc.                 11,100                    632,700

Kroger Co. (a)                    7,800                     504,563

Loblaw Companies Ltd.             6,600                     170,712

Meyer (Fred), Inc. (a)            16,800                    1,079,400

Safeway, Inc. (a)                 17,400                    1,004,850

                                                            3,392,225

HOME FURNISHINGS - 0.1%

Maxim Group, Inc. (a)             5,900                     106,938

HOUSEHOLD PRODUCTS - 11.2%

Alberto-Culver Co. Class A        6,600                     143,550

Avon Products, Inc.               18,800                    782,550

Church & Dwight Co., Inc.         4,700                     196,225

Clorox Co.                        9,178                     1,085,872

Gillette Co.                      33,800                    1,812,525

Procter & Gamble Co.              41,700                    3,732,150

Unilever NV (NY shares)           18,900                    1,369,069

                                                            9,121,941

LEISURE DURABLES & TOYS - 1.0%

Brunswick Corp.                   2,200                     46,888

Harley-Davidson, Inc.             4,700                     271,719

Hasbro, Inc.                      5,500                     203,500

Mattel, Inc.                      11,800                    311,225

                                                            833,332

LODGING & GAMING - 1.0%

Circus Circus Enterprises,        11,400                    195,225
Inc. (a)

Prime Hospitality Corp. (a)       23,900                    244,975

Promus Hotel Corp. (a)            7,200                     253,350

Sun International Hotels Ltd.     3,400                     120,913
(a)

                                                            814,463

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Coram Healthcare Corp.            216                       0
warrants 7/11/99 (a)



                                 SHARES                    VALUE (NOTE 1)

PACKAGING & CONTAINERS - 0.7%

Corning, Inc.                     6,700                    $ 358,450

Tupperware Corp.                  9,900                     173,250

                                                            531,700

PAPER & FOREST PRODUCTS - 1.0%

Kimberly-Clark Corp.              17,900                    845,775

PRINTING - 0.2%

Reynolds & Reynolds Co. Class     5,400                     101,925
A

Valassis Communications, Inc.     1,100                     52,800
(a)

                                                            154,725

PUBLISHING - 3.1%

American Greetings Corp.          2,500                     59,219
Class A

Gannet, Inc.                      7,800                     495,300

Harcourt General, Inc.            6,100                     279,456

Harte Hanks Communications,       4,700                     121,613
Inc.

Knight-Ridder, Inc.               2,200                     110,413

McGraw-Hill Companies, Inc.       4,700                     514,356

Playboy Enterprises, Inc.         11,900                    318,325
Class B (a)

Reader's Digest Association,      11,600                    394,400
Inc. Class A (non-vtg.)

Tribune Co.                       3,100                     205,569

                                                            2,498,651

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Starwood Hotels & Resorts         7,300                     226,300
Worldwide, Inc.

RESTAURANTS - 4.5%

Brinker International, Inc.       2,800                     81,025
(a)

CEC Entertainment, Inc. (a)       2,600                     78,000

CKE Restaurants, Inc.             5,700                     151,406

Marriott International, Inc.      7,500                     270,000
Class A

McDonald's Corp.                  25,700                    2,184,500

Outback Steakhouse, Inc. (a)      5,600                     245,700

Papa John's International,        2,000                     86,500
Inc. (a)

Sizzler International, Inc.       29,900                    63,538
(a)

Starbucks Corp. (a)               2,200                     116,325

Tricon Global Restaurants,        6,700                     415,400
Inc. (a)

                                                            3,692,394

RETAIL & WHOLESALE,
MISCELLANEOUS - 6.4%

Action Performance Companies,     5,700                     204,488
Inc. (a)

Finish Line, Inc. Class A (a)     12,900                    155,606

Home Depot, Inc.                  41,800                    2,494,938

Lowe's Companies, Inc.            18,700                    1,109,144

Office Depot, Inc. (a)            21,200                    756,575

Staples, Inc. (a)                 10,275                    302,149

Tandy Corp.                       2,100                     116,813

Williams-Sonoma, Inc. (a)         2,100                     71,794

                                                            5,211,507

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SERVICES - 1.1%

ACNielsen Corp. (a)               10,900                   $ 283,400

Cintas Corp.                      2,800                     198,100

Day Runner, Inc. (a)              2,500                     34,063

Modis Professional Services,      7,800                     106,763
Inc. (a)

Service Corp. International       6,000                     92,250

ServiceMaster Co.                 9,350                     174,728

                                                            889,304

TEXTILES & APPAREL - 1.1%

Fruit of the Loom, Inc. Class     3,100                     39,331
A (a)

Liz Claiborne, Inc.               4,700                     158,331

Mohawk Industries, Inc. (a)       1,200                     39,000

Pacific Sunwear of                4,850                     138,225
California, Inc. (a)

Tommy Hilfiger (a)                3,900                     269,344

VF Corp.                          2,600                     125,125

WestPoint Stevens, Inc. Class     3,400                     86,700
A (a)

                                                            856,056

TOBACCO - 3.9%

Philip Morris Companies, Inc.     81,700                    3,196,513

TOTAL COMMON STOCKS                                         75,363,839
(Cost $58,708,527)

CASH EQUIVALENTS - 7.5%



Taxable Central Cash Fund (b)     6,128,201                 6,128,201
(Cost $6,128,201)

TOTAL INVESTMENT IN                                       $ 81,492,040
SECURITIES - 100%
(Cost $64,836,728)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $109,279,094 and $115,562,379, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $17,657 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $65,576,721. Net unrealized appreciation aggregated $15,915,319, of which $17,581,133 related to appreciated investment securities and $1,665,814 related to depreciated investment securities.

The fund hereby designates approximately $697,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 29% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

CONSUMER INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 81,492,040
value  (cost $64,836,728) -
See accompanying schedule

Receivable for investments                 814,718
sold

Receivable for fund shares                 719,696
sold

Dividends receivable                       43,182

Interest receivable                        16,458

Redemption fees receivable                 67

Other receivables                          35,533

 TOTAL ASSETS                              83,121,694

LIABILITIES

Payable for investments        $ 639,912
purchased

Payable for fund shares         143,891
redeemed

Accrued management fee          39,145

Other payables and accrued      54,646
expenses

 TOTAL LIABILITIES                         877,594

NET ASSETS                                $ 82,244,100

Net Assets consist of:

Paid in capital                           $ 63,406,467

Accumulated undistributed net              2,182,319
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                16,655,314
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,585,485                 $ 82,244,100
shares outstanding

NET ASSET VALUE and                        $31.81
redemption price per share
($82,244,100 (divided by)
2,585,485 shares)

Maximum offering price per                 $32.79
share (100/97.00 of $31.81)

STATEMENT OF OPERATIONS
                           YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 658,885
Dividends

Interest                                       250,336

 TOTAL INCOME                                  909,221

EXPENSES

Management fee                   $ 457,965

Transfer agent fees               441,855

Accounting fees and expenses      75,037

Non-interested trustees'          274
compensation

Custodian fees and expenses       17,783

Registration fees                 21,053

Audit                             17,180

Legal                             531

Reports to shareholders           8,724

 Total expenses before            1,040,402
reductions

 Expense reductions               (13,370)     1,027,032

NET INVESTMENT INCOME (LOSS)                   (117,811)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,848,102

 Foreign currency transactions    981          2,849,083

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            10,439,472

 Assets and liabilities in        (37)         10,439,435
foreign currencies

NET GAIN (LOSS)                                13,288,518

NET INCREASE (DECREASE) IN                    $ 13,170,707
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 342,823
charges paid to FDC

 Sales charges - Retained by                  $ 339,350
FDC

 Deferred sales charges                       $ 208
withheld   by FDC

 Exchange fees withheld by FSC                $ 4,553

 Expense reductions  Directed                 $ 12,166
brokerage arrangements

  Custodian credits                            1,204

                                              $ 13,370


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (117,811)                   $ (238,907)
income (loss)

 Net realized gain (loss)         2,849,083                     5,217,352

 Change in net unrealized         10,439,435                    4,912,453
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       13,170,707                    9,890,898
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,388,067)                   (1,876,813)
from net realized gains

Share transactions Net            69,216,485                    75,182,201
proceeds from sales of shares

 Reinvestment of distributions    2,350,548                     1,832,262

 Cost of shares redeemed          (72,339,516)                  (31,326,802)

 NET INCREASE (DECREASE) IN       (772,483)                     45,687,661
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  81,867                        58,220

  TOTAL INCREASE (DECREASE)       10,092,024                    53,759,966
IN NET ASSETS

NET ASSETS

 Beginning of period              72,152,076                    18,392,110

 End of period                   $ 82,244,100                  $ 72,152,076

OTHER INFORMATION
Shares

 Sold                             2,390,153                     3,007,674

 Issued in reinvestment of        82,715                        74,511
distributions

 Redeemed                         (2,529,261)                   (1,330,685)

 Net increase (decrease)          (56,393)                      1,751,500





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999      1998      1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.31   $ 20.66   $ 17.84   $ 13.91   $ 15.24
period

Income from Investment
Operations

Net investment income (loss) C    (.04)     (.22)     (.22)     .08       (.15)

Net realized and unrealized       5.41      8.34      2.93      3.97      (.60)
gain (loss)

Total from investment             5.37      8.12      2.71      4.05      (.75)
operations

Less Distributions

 From net investment income       -         -         -         (.02)     -

From net realized gain            (.90)     (1.52)    -         (.01)     (.60)

In excess of net realized gain    -         -         -         (.20)     -

Total distributions               (.90)     (1.52)    -         (.23)     (.60)

Redemption fees added to paid     .03       .05       .11       .11       .02
in capital

Net asset value, end of period   $ 31.81   $ 27.31   $ 20.66   $ 17.84   $ 13.91

TOTAL RETURN A, B                 20.18%    40.36%    15.81%    30.01%    (4.59)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 82,244  $ 72,152  $ 18,392  $ 22,362  $ 20,501
(000 omitted)

Ratio of expenses to average      1.34%     2.01%     2.49%     1.53% D   2.49% D
net assets

Ratio of expenses to average      1.32% E   1.97% E   2.44% E   1.48% E   2.49%
net assets after expense
reductions

Ratio of net investment           (.15)%    (.90)%    (1.13)%   .46%      (1.08)%
income (loss) to average net
assets

Portfolio turnover rate           150%      199%      340%      601%      190%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D DURING THE
PERIOD, FMR AGREED TO
REIMBURSE A PORTION OF THE
FUND'S EXPENSES OR EXPENSES
WERE LIMITED IN ACCORDANCE
WITH A STATE EXPENSE
LIMITATION. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. F FOR
THE YEAR ENDED FEBRUARY 29.

FOOD AND AGRICULTURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1996

SELECT FOOD AND AGRICULTURE    7.83%        129.93%       435.61%

SELECT FOOD AND AGRICULTURE    4.52%        122.96%       419.46%
(LOAD ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Consumer Industries         16.26%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1996

SELECT FOOD AND AGRICULTURE  7.83%        18.12%        18.27%

SELECT FOOD AND AGRICULTURE  4.52%        17.39%        17.91%
(LOAD ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Consumer Industries       16.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Food & Agriculture          S&P 500
             00009                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10067.19                    10233.00
  1989/04/30      10587.38                    10764.09
  1989/05/31      11240.17                    11200.04
  1989/06/30      11461.02                    11136.20
  1989/07/31      12554.29                    12141.80
  1989/08/31      12360.75                    12379.78
  1989/09/30      12413.06                    12329.02
  1989/10/31      12287.52                    12042.99
  1989/11/30      12753.07                    12288.66
  1989/12/31      13045.22                    12583.59
  1990/01/31      12137.82                    11739.23
  1990/02/28      12311.46                    11890.67
  1990/03/31      12843.57                    12205.77
  1990/04/30      12793.16                    11900.63
  1990/05/31      13907.80                    13060.94
  1990/06/30      14358.95                    12972.12
  1990/07/31      14353.29                    12930.61
  1990/08/31      13306.22                    11761.68
  1990/09/30      12881.74                    11188.89
  1990/10/31      13187.37                    11140.78
  1990/11/30      13730.71                    11860.47
  1990/12/31      14261.95                    12191.38
  1991/01/31      14671.27                    12722.92
  1991/02/28      15776.44                    13632.61
  1991/03/31      16548.31                    13962.52
  1991/04/30      16296.86                    13996.03
  1991/05/31      16893.31                    14600.66
  1991/06/30      16197.29                    13931.95
  1991/07/31      16875.15                    14581.18
  1991/08/31      17547.06                    14926.75
  1991/09/30      17237.86                    14677.48
  1991/10/31      17243.81                    14874.16
  1991/11/30      17124.88                    14274.73
  1991/12/31      19123.80                    15907.76
  1992/01/31      18838.74                    15611.87
  1992/02/29      18733.39                    15814.83
  1992/03/31      18318.20                    15506.44
  1992/04/30      18107.50                    15962.33
  1992/05/31      18268.62                    16040.54
  1992/06/30      18068.88                    15801.54
  1992/07/31      18766.79                    16447.82
  1992/08/31      18683.55                    16110.64
  1992/09/30      18997.29                    16300.75
  1992/10/31      19202.19                    16357.80
  1992/11/30      19938.51                    16915.60
  1992/12/31      20276.20                    17123.66
  1993/01/31      20282.75                    17267.50
  1993/02/28      20230.31                    17502.34
  1993/03/31      20780.97                    17871.64
  1993/04/30      19974.08                    17439.14
  1993/05/31      20602.97                    17906.51
  1993/06/30      20397.90                    17958.44
  1993/07/31      20144.98                    17886.61
  1993/08/31      21108.82                    18564.51
  1993/09/30      21040.46                    18421.56
  1993/10/31      21833.41                    18802.89
  1993/11/30      21580.48                    18624.26
  1993/12/31      22064.04                    18849.62
  1994/01/31      22731.34                    19490.50
  1994/02/28      22595.01                    18962.31
  1994/03/31      21540.24                    18135.55
  1994/04/30      21299.56                    18367.69
  1994/05/31      21144.79                    18668.92
  1994/06/30      21306.93                    18211.53
  1994/07/31      22021.83                    18808.87
  1994/08/31      23422.14                    19580.03
  1994/09/30      23466.36                    19100.32
  1994/10/31      23908.57                    19530.08
  1994/11/30      23326.33                    18818.79
  1994/12/31      23408.61                    19097.87
  1995/01/31      24395.44                    19593.08
  1995/02/28      24885.04                    20356.63
  1995/03/31      25451.13                    20957.35
  1995/04/30      26007.40                    21574.54
  1995/05/31      26940.68                    22436.88
  1995/06/30      27578.42                    22958.09
  1995/07/31      27881.74                    23719.38
  1995/08/31      27835.07                    23778.91
  1995/09/30      30020.50                    24782.38
  1995/10/31      30067.17                    24693.91
  1995/11/30      31249.32                    25777.97
  1995/12/31      31985.24                    26274.46
  1996/01/31      33304.39                    27168.84
  1996/02/29      34322.25                    27420.69
  1996/03/31      33744.11                    27684.75
  1996/04/30      33128.99                    28092.83
  1996/05/31      34351.03                    28817.34
  1996/06/30      34384.52                    28927.14
  1996/07/31      33915.79                    27649.13
  1996/08/31      32836.04                    28232.26
  1996/09/30      33949.27                    29821.17
  1996/10/31      34577.03                    30643.63
  1996/11/30      36318.02                    32959.99
  1996/12/31      36255.11                    32307.05
  1997/01/31      37822.28                    34325.59
  1997/02/28      38986.72                    34594.71
  1997/03/31      37971.12                    33173.21
  1997/04/30      39477.60                    35153.65
  1997/05/31      40640.08                    37293.80
  1997/06/30      41990.06                    38964.57
  1997/07/31      43499.42                    42064.98
  1997/08/31      41493.20                    39708.50
  1997/09/30      43986.91                    41883.33
  1997/10/31      43199.42                    40484.43
  1997/11/30      46152.51                    42358.45
  1997/12/31      47253.51                    43085.75
  1998/01/31      45664.24                    43562.28
  1998/02/28      48181.40                    46703.99
  1998/03/31      50027.32                    49095.70
  1998/04/30      48760.67                    49589.60
  1998/05/31      49869.58                    48737.16
  1998/06/30      50915.73                    50716.86
  1998/07/31      49084.98                    50176.72
  1998/08/31      44314.57                    42922.17
  1998/09/30      46773.00                    45671.77
  1998/10/31      50936.65                    49386.71
  1998/11/30      52997.55                    52380.04
  1998/12/31      54666.56                    55398.18
  1999/01/31      52452.00                    57714.93
  1999/02/26      51946.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 144216 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $51,946 - a 419.46% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison - look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                                % OF FUND'S INVESTMENTS

Anheuser-Busch Companies, Inc.   7.4

McDonald's Corp.                 6.9

PepsiCo, Inc.                    5.8

Safeway, Inc.                    5.7

Sara Lee Corp.                   4.7

Philip Morris Companies, Inc.    4.3

Unilever NV (NY shares)          3.7

Heinz (H.J.) Co.                 3.6

Kroger Co.                       3.4

Coca-Cola Co. (The)              3.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Foods 35.1%
Beverages 19.3%
Grocery Stores 18.8%
Restaurants 8.9%
Household Products 5.3%
All Others 12.6%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 12.6
Row: 1, Col: 2, Value: 5.3
Row: 1, Col: 3, Value: 8.9
Row: 1, Col: 4, Value: 18.8
Row: 1, Col: 5, Value: 19.3
Row: 1, Col: 6, Value: 35.1

FOOD AND AGRICULTURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Offen)

Scott Offen,
Portfolio Manager
of Fidelity Select Food
and Agriculture Portfolio

Q. SCOTT, HOW DID THE FUND PERFORM?

A. For the 12 months that ended February 28, 1999, the fund posted a total return of 7.83%, while the Standard & Poor's 500 Index returned 19.74% and the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - returned 16.26% during the same 12-month period.

Q. WHAT FACTORS AFFECTED THE FOOD AND AGRICULTURE SECTOR OVER THE PAST
YEAR?

A. It was a difficult period for most of the sector. The most significant detractor to performance was the earnings shortfall suffered by many packaged-foods companies. These earnings disappointments were tied to the increased bargaining power grocery store chains have developed through active consolidation. By creating economies of scale - where growing to a certain size can lower costs - the grocers have increased their leverage and helped force packaged-food companies to sell their products to them at lower prices. That deflation cut into food company earnings. In addition, buying and eating trends among Americans have changed. Consumers are buying more lower-priced, private-label or store-brand products and are purchasing more prepared meals. These trends hurt food companies' earnings at a time when, amid the volatile backdrop of the past year, investors generally gravitate toward them; they generally post steady earnings growth that arises from fairly constant demand for their products. But earnings shortfalls dominated to the point where they even hurt the share prices of some companies that met or exceeded their earnings expectations.

Q. HOW DID THE OTHER GROUPS WITHIN THE SECTOR FARE?

A. They generally struggled as well. Beverage company stocks were basically flat, including Coca-Cola, which was hurt by slowing overseas sales. Tobacco companies, including Philip Morris, rebounded when an agreement was reached with the states' attorneys general, but started lagging again when a new round of civil litigation started. Agricultural stocks were hurt by a deflationary environment. On the positive side, beer stocks did well because of improved unit growth and pricing power - the ability to sustain or raise prices without sacrificing sales or market share.

Q. WHICH STOCKS WERE THE TOP CONTRIBUTORS TO THE FUND'S PERFORMANCE? WHICH STOCKS DETRACTED?

A. Anheuser-Busch was a top performer, as this beer company enjoyed the strong unit growth and pricing power I just talked about. Safeway and Kroger also did well, as they bought up smaller supermarkets. As I mentioned, large supermarket chains are strengthening through consolidation, so I maintained a healthy weighting in that arena. McDonald's improved its earnings by reducing costs in its U.S. operations. In addition, the company's international business started to generate free cash flow so that the company's overall cash flow generation improved. Philip Morris, which I already mentioned, was a net winner due to the tobacco settlement. On the negative side, Dole Foods was hurt because Hurricane Mitch interrupted the banana market. And Corn Products International proved to be one of the fund's worst detractors. This is the kind of story that can confound stock market investors from time to time. Stock prices generally follow a company's earnings: When earnings improve or surprise on the upside, a stock generally goes up, and vice versa. Corn Products International posted one of the strongest growth rates in earnings among the stocks in the fund. The company increased its earnings per share during the period, yet the stock price fell over the past year. It's hard to pinpoint why the stock didn't attract more investor interest. Perhaps it lagged because it's a smaller-capitalization stock and investors focused more on large-caps during the period, or maybe the company's story wasn't as "sexy" as alternatives in the marketplace, such as Internet stocks. The stock market doesn't always react logically.

Q. WHAT'S YOUR OUTLOOK?

A. Looking specifically at the packaged-food industry, these are companies that could benefit from a round of consolidation. The resulting larger companies would benefit from reduced costs and economies of scale that would help them bargain for better pricing. As it stands, there's too much competition and most of these firms have been reluctant to consolidate. Looking at the overall sector, most companies have improved their business plans. In addition, I think investors have reset their expectations for the companies in the sector, looking to see if they can match earnings projections that are perhaps a bit more achievable. I believe the future looks better than the recent past, but we'll have to see how it plays out.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 009

TRADING SYMBOL: FDFAX

SIZE: as of February 28, 1999, more than $206 million

MANAGER: Scott Offen, since 1996; manager,
Fidelity Select Paper and Forest Products
Portfolio, 1993-1996; Fidelity Select
Brokerage and Investment Management Portfolio,
1990-1993; Fidelity Select Life Insurance
Portfolio, 1988-1990; joined Fidelity in 1985

FOOD AND AGRICULTURE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.7%

                                 SHARES                      VALUE (NOTE 1)

AGRICULTURE - 0.4%

Delta & Pine Land Co.             10,100                     $ 326,988

Pioneer Hi-Bred                   21,300                      499,219
International, Inc.

                                                              826,207

BEVERAGES - 19.3%

Anheuser-Busch Companies,         198,500                     15,222,465
Inc.

Celestial Seasonings, Inc. (a)    24,400                      704,550

Coca-Cola Bottling Co.            20,100                      1,125,600
Consolidated

Coca-Cola Co. (The)               104,600                     6,687,863

Coca-Cola Enterprises, Inc.       29,800                      923,800

Coors (Adolph) Co. Class B        41,300                      2,459,931

PepsiCo, Inc.                     317,800                     11,957,225

Whitman Corp.                     38,000                      722,000

                                                              39,803,434

CHEMICALS & PLASTICS - 0.5%

IMC Global, Inc.                  46,700                      931,081

FOODS - 35.1%

American Italian Pasta Co.        36,000                      918,000
Class A (a)

Archer-Daniels-Midland Co.        181,259                     2,741,542

Aurora Foods, Inc. (a)            28,400                      459,725

Bestfoods                         101,200                     4,750,075

ConAgra, Inc.                     191,400                     5,765,925

Corn Products International,      147,375                     3,463,313
Inc.

Dean Foods Co.                    19,600                      714,175

Dole Food, Inc.                   24,100                      759,150

Earthgrains Co.                   29,300                      719,681

Flowers Industries, Inc.          74,600                      1,818,375

General Mills, Inc.               24,100                      1,944,569

Groupe Danone                     5,300                       1,325,833

Heinz (H.J.) Co.                  136,500                     7,430,719

Hershey Foods Corp.               35,700                      2,222,325

Hormel Foods Corp.                25,200                      907,200

IBP, Inc.                         35,300                      794,250

International Home Foods,         26,600                      415,625
Inc. (a)

Interstate Bakeries Corp.         34,900                      837,600

Keebler Foods Co. (a)             61,300                      2,390,700

McCormick & Co., Inc.             22,100                      632,613
(non-vtg.)

Nabisco Holdings Corp. Class A    55,300                      2,453,938

Nestle SA:

ADR (Reg.)                        34,700                      3,313,850

(Reg.)                            956                         1,806,952

Quaker Oats Co.                   46,900                      2,561,913

Ralston Purina Co.                111,800                     3,011,613

Sanderson Farms, Inc.             46,900                      691,775

Sara Lee Corp.                    356,600                     9,695,063

Smithfield Foods, Inc. (a)        22,500                      591,328

Suiza Foods Corp. (a)             11,700                      432,900

Sysco Corp.                       135,600                     3,830,700

Tootsie Roll Industries, Inc.     19,562                      899,852



                                 SHARES                      VALUE (NOTE 1)

Tyson Foods, Inc.                 50,925                     $ 1,043,963

United Biscuits Holdings PLC      54,555                      158,725

Universal Foods Corp.             19,200                      435,600

Vlasic Foods International,       20,000                      243,750
Inc. (a)

Wrigley (Wm.) Jr. Co.             4,200                       390,600

                                                              72,573,917

GROCERY STORES - 18.8%

Albertson's, Inc.                 111,600                     6,361,200

American Stores Co.               162,800                     5,494,500

Hannaford Brothers Co.            40,500                      1,903,500

Kroger Co. (a)                    108,800                     7,038,000

Meyer (Fred), Inc. (a)            83,500                      5,364,875

Safeway, Inc. (a)                 204,200                     11,792,550

Supervalu, Inc.                   39,800                      957,688

                                                              38,912,313

HOLDING COMPANIES - 0.1%

Triarc Companies, Inc. Class      19,600                      311,150
A (a)

HOUSEHOLD PRODUCTS - 5.3%

Unilever NV (NY shares)           105,800                     7,663,888

Unilever PLC                      326,900                     3,187,251

                                                              10,851,139

RESTAURANTS - 8.9%

McDonald's Corp.                  166,400                     14,144,000

Outback Steakhouse, Inc. (a)      29,200                      1,281,150

Tricon Global Restaurants,        46,100                      2,858,200
Inc. (a)

                                                              18,283,350

TOBACCO - 4.3%

Philip Morris Companies, Inc.     227,600                     8,904,850

TOTAL COMMON STOCKS                                           191,397,441
(Cost $157,237,335)

CASH EQUIVALENTS - 7.3%



Taxable Central Cash Fund (b)     15,157,520                  15,157,520
(Cost $15,157,520)

TOTAL INVESTMENT IN                                         $ 206,554,961
SECURITIES - 100%
(Cost $172,394,855)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $141,491,375 and $202,525,536, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $54,460 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $172,928,466. Net unrealized appreciation aggregated $33,626,495, of which $38,352,761 related to appreciated investment securities and $4,726,266 related to depreciated investment securities.

The fund hereby designates approximately $27,714,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

FOOD AND AGRICULTURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 206,554,961
value  (cost $172,394,855) -
 See accompanying schedule

Receivable for fund shares                 208,427
sold

Dividends receivable                       214,122

Interest receivable                        60,759

Redemption fees receivable                 280

 TOTAL ASSETS                              207,038,549

LIABILITIES

Payable for fund shares        $ 801,602
redeemed

Accrued management fee          101,113

Other payables and accrued      128,848
expenses

 TOTAL LIABILITIES                         1,031,563

NET ASSETS                                $ 206,006,986

Net Assets consist of:

Paid in capital                           $ 163,091,993

Undistributed net investment               490,066
income

Accumulated undistributed net              8,264,883
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                34,160,044
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 4,390,575                 $ 206,006,986
shares outstanding

NET ASSET VALUE and                        $46.92
redemption price per share
($206,006,986 (divided by)
4,390,575 shares)

Maximum offering price per                 $48.37
share (100/97.00 of $46.92)

STATEMENT OF OPERATIONS
                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 3,016,334
Dividends

Interest (including income on                   929,718
securities loaned of $39,045)

 TOTAL INCOME                                   3,946,052

EXPENSES

Management fee                   $ 1,335,082

Transfer agent fees               1,340,677

Accounting and security           222,264
lending fees

Non-interested trustees'          796
compensation

Custodian fees and expenses       15,000

Registration fees                 23,434

Audit                             15,760

Legal                             1,372

Reports to shareholders           34,266

 Total expenses before            2,988,651
reductions

 Expense reductions               (62,961)      2,925,690

NET INVESTMENT INCOME                           1,020,362

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            20,703,810

 Foreign currency transactions    (31,096)      20,672,714

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (4,236,124)

 Assets and liabilities in        (42)          (4,236,166)
foreign currencies

NET GAIN (LOSS)                                 16,436,548

NET INCREASE (DECREASE) IN                     $ 17,456,910
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 373,556
charges paid to FDC

 Sales charges - Retained by                   $ 371,478
FDC

 Deferred sales charges                        $ 5,955
withheld   by FDC

 Exchange fees withheld by FSC                 $ 16,665

 Expense reductions  Directed                  $ 62,550
brokerage arrangements

  Custodian credits                             411

                                               $ 62,961


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 1,020,362                   $ 1,795,355
income

 Net realized gain (loss)         20,672,714                    33,786,692

 Change in net unrealized         (4,236,166)                   14,339,862
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       17,456,910                    49,921,909
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (739,119)                     (2,133,491)
From net investment income

 From net realized gain           (25,615,738)                  (27,598,622)

 TOTAL DISTRIBUTIONS              (26,354,857)                  (29,732,113)

Share transactions Net            80,793,360                    212,263,562
proceeds from sales of shares

 Reinvestment of distributions    25,579,323                    29,301,818

 Cost of shares redeemed          (142,182,438)                 (234,907,260)

 NET INCREASE (DECREASE) IN       (35,809,755)                  6,658,120
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  148,005                       296,205

  TOTAL INCREASE (DECREASE)       (44,559,697)                  27,144,121
IN NET ASSETS

NET ASSETS

 Beginning of period              250,566,683                   223,422,562

 End of period (including        $ 206,006,986                 $ 250,566,683
undistributed net investment
income of $490,066 and
$367,788, respectively)

OTHER INFORMATION
Shares

 Sold                             1,684,840                     4,609,772

 Issued in reinvestment of        536,693                       675,395
distributions

 Redeemed                         (2,964,307)                   (5,169,172)

 Net increase (decrease)          (742,774)                     115,995





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 48.81    $ 44.53    $ 42.15    $ 32.53    $ 31.49
period

Income from Investment
Operations

Net investment income C           .21        .33        .42        .37        .15

Net realized and unrealized       3.50       9.22       4.91       11.61      2.80
gain (loss)

Total from investment             3.71       9.55       5.33       11.98      2.95
operations

Less Distributions

 From net investment income       (.16)      (.37)      (.24)      (.20)      (.08)

From net realized gain            (5.47)     (4.95)     (2.77)     (2.20)     (1.85)

Total distributions               (5.63)     (5.32)     (3.01)     (2.40)     (1.93)

Redemption fees added to paid     .03        .05        .06        .04        .02
in capital

Net asset value, end of period   $ 46.92    $ 48.81    $ 44.53    $ 42.15    $ 32.53

TOTAL RETURN A, B                 7.83%      23.58%     13.59%     37.92%     10.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 206,007  $ 250,567  $ 223,423  $ 301,102  $ 197,130
(000 omitted)

Ratio of expenses to average      1.31%      1.49%      1.52%      1.43%      1.70%
net assets

Ratio of expenses to average      1.29% D    1.48% D    1.50% D    1.42% D    1.68% D
net assets after expense
reductions

Ratio of net investment           .45%       .73%       1.01%      .99%       .49%
income to average net assets

Portfolio turnover rate           68%        74%        91%        124%       126%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.


LEISURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1996

SELECT LEISURE                 37.54%       181.67%       480.93%

SELECT LEISURE  (LOAD ADJ.)    33.34%       173.15%       463.43%

S&P 500                        19.74%       194.91%       459.21%

GS Consumer Industries         16.26%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index- a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1996

SELECT LEISURE               37.54%       23.01%        19.24%

SELECT LEISURE  (LOAD ADJ.)  33.34%       22.26%        18.87%

S&P 500                      19.74%       24.15%        18.78%

GS Consumer Industries       16.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Leisure                     S&P 500
             00062                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10155.45                    10233.00
  1989/04/30      10731.35                    10764.09
  1989/05/31      11265.85                    11200.04
  1989/06/30      11372.68                    11136.20
  1989/07/31      12327.05                    12141.80
  1989/08/31      12425.91                    12379.78
  1989/09/30      12505.76                    12329.02
  1989/10/31      11604.62                    12042.99
  1989/11/30      11741.50                    12288.66
  1989/12/31      11917.20                    12583.59
  1990/01/31      10471.96                    11739.23
  1990/02/28      10379.11                    11890.67
  1990/03/31      10459.85                    12205.77
  1990/04/30      10052.11                    11900.63
  1990/05/31      10883.73                    13060.94
  1990/06/30      10758.59                    12972.12
  1990/07/31      10387.18                    12930.61
  1990/08/31       9188.20                    11761.68
  1990/09/30       8316.21                    11188.89
  1990/10/31       8219.32                    11140.78
  1990/11/30       8873.31                    11860.47
  1990/12/31       9261.40                    12191.38
  1991/01/31       9779.32                    12722.92
  1991/02/28      10529.69                    13632.61
  1991/03/31      10705.05                    13962.52
  1991/04/30      10733.60                    13996.03
  1991/05/31      11104.70                    14600.66
  1991/06/30      10480.75                    13931.95
  1991/07/31      10982.36                    14581.18
  1991/08/31      11096.55                    14926.75
  1991/09/30      11382.02                    14677.48
  1991/10/31      11724.58                    14874.16
  1991/11/30      11161.80                    14274.73
  1991/12/31      12311.83                    15907.76
  1992/01/31      12589.14                    15611.87
  1992/02/29      13029.57                    15814.83
  1992/03/31      12764.50                    15506.44
  1992/04/30      12907.23                    15962.33
  1992/05/31      12984.71                    16040.54
  1992/06/30      12784.89                    15801.54
  1992/07/31      12846.06                    16447.82
  1992/08/31      12662.54                    16110.64
  1992/09/30      12911.31                    16300.75
  1992/10/31      13009.18                    16357.80
  1992/11/30      13894.13                    16915.60
  1992/12/31      14310.10                    17123.66
  1993/01/31      14664.90                    17267.50
  1993/02/28      14587.41                    17502.34
  1993/03/31      15345.94                    17871.64
  1993/04/30      15000.10                    17439.14
  1993/05/31      16077.60                    17906.51
  1993/06/30      16510.29                    17958.44
  1993/07/31      16951.47                    17886.61
  1993/08/31      18118.05                    18564.51
  1993/09/30      19021.62                    18421.56
  1993/10/31      20073.66                    18802.89
  1993/11/30      19327.05                    18624.26
  1993/12/31      19970.27                    18849.62
  1994/01/31      20177.84                    19490.50
  1994/02/28      20005.60                    18962.31
  1994/03/31      18795.55                    18135.55
  1994/04/30      18833.44                    18367.69
  1994/05/31      18634.12                    18668.92
  1994/06/30      17846.56                    18211.53
  1994/07/31      18536.89                    18808.87
  1994/08/31      19275.84                    19580.03
  1994/09/30      19270.98                    19100.32
  1994/10/31      19202.92                    19530.08
  1994/11/30      18381.32                    18818.79
  1994/12/31      18604.95                    19097.87
  1995/01/31      18945.26                    19593.08
  1995/02/28      19791.16                    20356.63
  1995/03/31      20311.34                    20957.35
  1995/04/30      20491.28                    21574.54
  1995/05/31      20887.79                    22436.88
  1995/06/30      21695.50                    22958.09
  1995/07/31      23203.22                    23719.38
  1995/08/31      23947.29                    23778.91
  1995/09/30      23986.45                    24782.38
  1995/10/31      22831.18                    24693.91
  1995/11/30      23575.25                    25777.97
  1995/12/31      23620.43                    26274.46
  1996/01/31      23970.53                    27168.84
  1996/02/29      25256.03                    27420.69
  1996/03/31      25381.84                    27684.75
  1996/04/30      26423.99                    28092.83
  1996/05/31      27508.22                    28817.34
  1996/06/30      27402.03                    28927.14
  1996/07/31      25434.77                    27649.13
  1996/08/31      26066.30                    28232.26
  1996/09/30      27334.97                    29821.17
  1996/10/31      26586.07                    30643.63
  1996/11/30      27340.56                    32959.99
  1996/12/31      26786.83                    32307.05
  1997/01/31      27979.03                    34325.59
  1997/02/28      27816.19                    34594.71
  1997/03/31      26786.83                    33173.21
  1997/04/30      27039.26                    35153.65
  1997/05/31      29574.00                    37293.80
  1997/06/30      30740.60                    38964.57
  1997/07/31      32310.30                    42064.98
  1997/08/31      31791.14                    39708.50
  1997/09/30      35297.02                    41883.33
  1997/10/31      34753.43                    40484.43
  1997/11/30      36152.11                    42358.45
  1997/12/31      37846.99                    43085.75
  1998/01/31      38050.86                    43562.28
  1998/02/28      40970.77                    46703.99
  1998/03/31      43831.49                    49095.70
  1998/04/30      44545.15                    49589.60
  1998/05/31      43435.22                    48737.16
  1998/06/30      46610.29                    50716.86
  1998/07/31      45951.06                    50176.72
  1998/08/31      37959.57                    42922.17
  1998/09/30      39486.56                    45671.77
  1998/10/31      42197.48                    49386.71
  1998/11/30      46038.51                    52380.04
  1998/12/31      52198.73                    55398.18
  1999/01/31      56647.80                    57714.93
  1999/02/26      56353.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 160436 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $56,343 - a 463.43% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                                 % OF FUND'S INVESTMENTS

America Online, Inc.              5.8

Time Warner, Inc.                 5.8

Disney (Walt) Co.                 5.4

McDonald's Corp.                  5.3

Microsoft Corp.                   4.8

CBS Corp.                         4.5

Anheuser-Busch Companies, Inc.    3.3

Tele-Communications, Inc.         3.1
(Liberty Media Group) Series A

Gap, Inc.                         2.7

Comcast Corp. Class A (special)   2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Broadcasting 25.9%
Entertainment 15.3%
Computer Services
& Software 12.8%
Restaurants 8.6%
Apparel Stores 6.4%
All Others 31.0%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 31.0
Row: 1, Col: 2, Value: 6.4
Row: 1, Col: 3, Value: 8.6
Row: 1, Col: 4, Value: 12.8
Row: 1, Col: 5, Value: 15.3
Row: 1, Col: 6, Value: 25.9

LEISURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeffrey Dorsey)

Jeffrey Dorsey,
Portfolio Manager
of Fidelity Select
Leisure Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. Very well. For the 12 months that ended February 28, 1999, the fund returned 37.54%, outperforming the Standard & Poor's 500 Index's return of 19.74%. The fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned 16.26% over the same 12-month period.

Q. WHAT ACCOUNTED FOR THE FUND'S EXCEPTIONALLY STRONG PERFORMANCE?

A. The fund's focus on entertainment companies, cable providers and advertising companies - as well as its underweighting in gaming and lodging companies - all contributed to strong performance during the year. A healthy U.S. economy helped entertainment companies to thrive. Many entertainment companies have reduced debt, grown their cash flows and benefited from economies of scale. After the stock market dip in the late summer and early fall, many of these companies got cheaper and, with their fundamentals still strong, I bought more shares. Furthermore, the fund's heavy concentration in cable companies helped performance; cable providers continued to develop new revenue sources during the year, posting strong returns. In general, they had an outstanding year. Though future price increases may be muted on the basic cable side, the advent of digital cable, telephony and online services has boosted the growth rate for this industry. Advertising companies benefited from increased ad budgets and consolidation within the industry.

Q. WHICH STOCKS STOOD OUT IN THIS POSITIVE ENVIRONMENT?

A. Entertainment companies Time Warner - the fund's number-two holding at the end of the period - and Viacom were both standouts during the year, benefiting from the strength of their cable television networks and their very solid film entertainment divisions. Cable providers Comcast, TCI Group and Cox Communications all performed well, reflecting the success cable systems achieved in offering a much greater range of services to consumers. McDonald's had a great year. The company did a terrific job in restructuring its operations and developed a winning growth strategy that was reflected in its strong stock performance. Reader's Digest was another success story . With a new CEO in place for nearly a year, the leadership at Reader's Digest identified a significant amount of cost cutting and articulated a growth strategy for the future. The reinvigoration of this company was made possible by using its considerable strengths, including its huge customer database, to drive new growth initiatives.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Gaming and lodging stocks generally were disappointing, suffering from a decline in demand. However, the fund had very little exposure to these stocks. I did own a few - such as Harrah's - and have sold them from the fund's portfolio. Starwood Hotels, which owns several hotel chains, reflected this industry's sluggish performance as the previously strong trend toward consolidation stalled during 1998. Disney continued to disappoint as lower home-video sales, plus Asia's weakness and its corresponding economic decline, hurt results. However, with the launch of Disney's GO Network and further substantial investment spending this year, the company is making a good effort to position itself for a re-acceleration of growth.

Q. WHERE DO YOU SEE NEW OPPORTUNITIES?

A. With advertising trends positive, I think we may actually see an acceleration in activity from increased "millennium spending" as the Year 2000 approaches. Add to this an upcoming presidential campaign and the 2000 Olympics, and we should see a very strong second half of 1999, while 2000 should be one of the biggest advertising years in recent memory. Consequently, I'll be looking for companies that could benefit from this phenomenon.

Q. WHAT'S YOUR OUTLOOK, JEFF?

A. I'm optimistic. At this point, the outlook for leisure stocks is strong, reflecting a healthy U.S. economy and the domestic orientation of most of the companies in this sector. As long as business fundamentals remain attractive, I believe that there are ample opportunities to identify good companies that are well-positioned for the future, and to buy their stock at a reasonable price.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: May 8, 1984

FUND NUMBER: 062

TRADING SYMBOL: FDLSX

SIZE: as of February 28, 1999, more than $346 million

MANAGER: Jeffrey Dorsey, since 1998;
manager, Fidelity Select Multimedia Portfolio, since 1997; analyst, fixed-income securities,
1991-1997; joined Fidelity in 1991

LEISURE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.0%

                                SHARES                      VALUE (NOTE 1)

ADVERTISING - 5.7%

Interpublic Group of             62,300                     $ 4,660,819
Companies, Inc.

Lamar Advertising Co. Class A    30,900                      1,193,513
(a)

Omnicom Group, Inc.              73,100                      4,842,875

Outdoor Systems, Inc. (a)        162,400                     4,537,050

WPP Group PLC                    235,400                     1,864,090

WPP Group PLC sponsored ADR      22,600                      1,799,525

Young & Rubicam, Inc.            24,400                      921,100

                                                             19,818,972

APPAREL STORES - 6.4%

Abercrombie & Fitch Co. Class    53,615                      4,074,740
A (a)

AnnTaylor Stores Corp. (a)       19,900                      752,469

Gap, Inc.                        145,500                     9,412,031

Intimate Brands, Inc. Class A    25,600                      1,006,400

Limited, Inc. (The)              70,900                      2,516,950

Payless ShoeSource, Inc. (a)     20,600                      1,130,425

TJX Companies, Inc.              80,600                      2,302,138

Wet Seal, Inc. Class A (a)       24,600                      954,788

                                                             22,149,941

BEVERAGES - 5.1%

Anheuser-Busch Companies,        148,600                     11,395,763
Inc.

Seagram Co. Ltd.                 136,600                     6,332,630

                                                             17,728,393

BROADCASTING - 25.9%

Cablevision Systems Corp.        63,600                      4,134,000
Class A (a)

CBS Corp.                        425,117                     15,676,189

Chancellor Media Corp. (a)       122,300                     5,350,625

Clear Channel Communications,    101,824                     6,109,440
Inc. (a)

Comcast Corp. Class A            120,400                     8,540,875
(special)

Cox Communications, Inc.         117,800                     8,334,350
Class A (a)

Infinity Broadcasting Corp.      14,500                      344,375
Class A (a)

Jacor Communications, Inc.       50,700                      3,536,325
Class A (a)

MediaOne Group, Inc.             96,100                      5,237,450

PanAmSat Corp. (a)               49,200                      1,765,050

TCA Cable TV, Inc.               7,700                       339,763

Tele-Communications, Inc.        128,000                     8,040,000
(TCI Group) Series A (a)

Time Warner, Inc.                310,061                     19,998,935

USA Networks, Inc. (a)           38,700                      1,538,325

Westwood One, Inc. (a)           12,400                      302,250

                                                             89,247,952

COMPUTER SERVICES & SOFTWARE
- 12.8%

America Online, Inc.             226,600                     20,153,225

At Home Corp. Series A (a)       12,500                      1,326,563



                                SHARES                      VALUE (NOTE 1)

CNET, Inc. (a)                   2,900                      $ 332,413

Electronic Arts, Inc. (a)        17,800                      709,775

Lycos, Inc. (a)                  35,200                      3,084,400

Microsoft Corp. (a)              111,100                     16,678,888

Modem Media . Poppe Tyson,       100                         2,688
Inc. (a)

Sportsline USA, Inc. (a)         20,200                      909,000

Yahoo!, Inc. (a)                 6,100                       936,350

                                                             44,133,302

COMPUTERS & OFFICE EQUIPMENT
- 0.7%

Coinstar, Inc. (a)               151,100                     2,379,825

CONSUMER ELECTRONICS - 0.1%

Fossil, Inc. (a)                 5,100                       160,650

ENTERTAINMENT - 15.3%

Carnival Corp.                   24,800                      1,103,600

Disney (Walt) Co.                530,256                     18,658,383

Fox Entertainment Group, Inc.    12,000                      312,000
(a)

IMAX Corp. (a)                   87,000                      1,555,014

King World Productions, Inc.     18,100                      478,519
(a)

News Corp. Ltd.:  ADR            43,700                      1,239,988

 sponsored ADR (ltd. vtg.)       101,900                     2,674,875

Premier Parks, Inc. (a)          103,800                     3,023,175

Royal Carribean Cruises Ltd.     48,200                      1,590,600

SFX Entertainment, Inc. Class    18,100                      1,106,363
A (a)

Tele-Communications, Inc.:

(Liberty Media Group) Series     200,700                     10,812,713
A (a)

(TCI Ventures Group) Series A    87,800                      2,430,963
(a)

Ticketmaster Online              200                         7,225
CitySearch, Inc. (a)

Viacom, Inc. Class B             87,000                      7,688,625
(non-vtg.) (a)

                                                             52,682,043

GENERAL MERCHANDISE STORES -
0.2%

Michaels Stores, Inc. (a)        13,800                      236,325

Saks, Inc. (a)                   13,600                      488,750

                                                             725,075

HOUSEHOLD PRODUCTS - 1.0%

Avon Products, Inc.              81,500                      3,392,438

LEASING & RENTAL - 0.0%

Hollywood Entertainment Corp.    5,000                       137,188
(a)

LEISURE DURABLES & TOYS - 0.8%

Hasbro, Inc.                     35,400                      1,309,800

Mattel, Inc.                     53,300                      1,405,788

                                                             2,715,588

COMMON STOCKS - CONTINUED

                                SHARES                      VALUE (NOTE 1)

LODGING & GAMING - 0.5%

Promus Hotel Corp. (a)           17,600                     $ 619,300

Sun International Hotels Ltd.    28,200                      1,002,863
(a)

                                                             1,622,163

PRINTING - 0.9%

Donnelley (R.R.) & Sons Co.      36,000                      1,233,000

Valassis Communications, Inc.    39,500                      1,896,000
(a)

                                                             3,129,000

PUBLISHING - 5.5%

American Greetings Corp.         20,900                      495,069
Class A

Harte Hanks Communications,      38,100                      985,838
Inc.

McGraw-Hill Companies, Inc.      34,500                      3,775,594

Meredith Corp.                   70,300                      2,372,625

Playboy Enterprises, Inc.        155,200                     4,151,600
Class B (a)

Reader's Digest Association,     108,400                     3,685,600
Inc. Class A (non-vtg.)

Tribune Co.                      50,500                      3,348,781

                                                             18,815,107

REAL ESTATE - 0.0%

ResortQuest International,       3,000                       52,688
Inc. (a)

REAL ESTATE INVESTMENT TRUSTS
- 0.6%

Starwood Hotels & Resorts        61,400                      1,903,400
Worldwide, Inc.

RESTAURANTS - 8.6%

Brinker International, Inc.      33,800                      978,088
(a)

CKE Restaurants, Inc.            16,560                      439,875

McDonald's Corp.                 214,400                     18,224,000

Outback Steakhouse, Inc. (a)     19,700                      864,338

Papa John's International,       10,000                      432,500
Inc. (a)

PJ America, Inc. (a)             51,500                      1,010,688

Starbucks Corp. (a)              60,400                      3,193,650

Tricon Global Restaurants,       73,200                      4,538,400
Inc. (a)

                                                             29,681,539

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.7%

Action Performance Companies,    21,500                      771,313
Inc. (a)

Barnes & Noble, Inc. (a)         21,500                      635,594

Bed Bath & Beyond, Inc. (a)      37,200                      1,095,075

Piercing Pagoda, Inc. (a)        1,300                       13,325

                                                             2,515,307



                                SHARES                      VALUE (NOTE 1)

TEXTILES & APPAREL - 1.2%

Liz Claiborne, Inc.              21,300                     $ 717,544

NIKE, Inc. Class B               65,300                      3,501,713

                                                             4,219,257

TOTAL COMMON STOCKS                                          317,209,828
(Cost $216,394,086)

CASH EQUIVALENTS - 8.0%



Taxable Central Cash Fund (b)    27,721,242                  27,721,242
(Cost $27,721,242)

TOTAL INVESTMENT IN                                        $ 344,931,070
SECURITIES - 100%
(Cost $244,115,328)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $294,037,393 and $290,681,002, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $84,286 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $245,469,507. Net unrealized appreciation aggregated $99,461,563, of which $104,699,680 related to appreciated investment securities and $5,238,117 related to depreciated investment securities.

The fund hereby designates approximately $10,012,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 12% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

LEISURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 344,931,070
value  (cost $244,115,328) -
 See accompanying schedule

Receivable for fund shares                 2,232,887
sold

Dividends receivable                       149,528

Interest receivable                        101,730

Redemption fees receivable                 282

Other receivables                          49,491

 TOTAL ASSETS                              347,464,988

LIABILITIES

Payable for fund shares        $ 986,552
redeemed

Accrued management fee          164,062

Other payables and accrued      175,006
expenses

 TOTAL LIABILITIES                         1,325,620

NET ASSETS                                $ 346,139,368

Net Assets consist of:

Paid in capital                           $ 231,932,004

Accumulated undistributed net              13,391,716
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                100,815,648
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 4,250,039                 $ 346,139,368
shares outstanding

NET ASSET VALUE and                        $81.44
redemption price per share
($346,139,368 (divided by)
4,250,039 shares)

Maximum offering price per                 $83.96
share (100/97.00 of $81.44)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 1,278,268
Dividends

Interest                                       1,178,921

 TOTAL INCOME                                  2,457,189

EXPENSES

Management fee                   $ 1,721,162

Transfer agent fees               1,556,159

Accounting fees and expenses      279,815

Non-interested trustees'          1,166
compensation

Custodian fees and expenses       14,784

Registration fees                 56,416

Audit                             22,874

Legal                             1,948

Reports to shareholders           30,091

 Total expenses before            3,684,415
reductions

 Expense reductions               (55,442)     3,628,973

NET INVESTMENT INCOME (LOSS)                   (1,171,784)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            22,616,844

 Foreign currency transactions    7,211        22,624,055

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            65,006,125

 Assets and liabilities in        34           65,006,159
foreign currencies

NET GAIN (LOSS)                                87,630,214

NET INCREASE (DECREASE) IN                    $ 86,458,430
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 956,242
charges paid to FDC

 Sales charges - Retained by                  $ 946,671
FDC

 Deferred sales charges                       $ 10,919
withheld   by FDC

 Exchange fees withheld by FSC                $ 18,008

 Expense Reductions

  Directed brokerage                          $ 53,531
arrangements

  Custodian credits                            1,911

                                              $ 55,442


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (1,171,784)                 $ (652,887)
income (loss)

 Net realized gain (loss)         22,624,055                    27,572,262

 Change in net unrealized         65,006,159                    29,426,716
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       86,458,430                    56,346,091
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (14,475,212)                  (19,896,472)
from net realized gains

Share transactions Net            283,063,939                   221,739,781
proceeds from sales of shares

 Reinvestment of distributions    14,128,858                    19,641,349

 Cost of shares redeemed          (280,558,227)                 (118,975,901)

 NET INCREASE (DECREASE) IN       16,634,570                    122,405,229
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  323,063                       210,283

  TOTAL INCREASE (DECREASE)       88,940,851                    159,065,131
IN NET ASSETS

NET ASSETS

 Beginning of period              257,198,517                   98,133,386

 End of period                   $ 346,139,368                 $ 257,198,517

OTHER INFORMATION
Shares

 Sold                             4,108,533                     3,893,810

 Issued in reinvestment of        211,513                       374,739
distributions

 Redeemed                         (4,198,228)                   (2,192,054)

 Net increase (decrease)          121,818                       2,076,495





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998       1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 62.30    $ 47.83    $ 46.17   $ 40.71   $ 45.30
period

Income from Investment
Operations

Net investment income (loss) C    (.27)      (.25)      (.06) E   (.21)     (.21)

Net realized and unrealized       22.78      21.10      4.47      10.97     (.48)
gain (loss)

Total from investment             22.51      20.85      4.41      10.76     (.69)
operations

Less Distributions

From net realized gain            (3.44)     (6.46)     (2.83)    (5.32)    (3.93)

Redemption fees added to paid     .07        .08        .08       .02       .03
in capital

Net asset value, end of period   $ 81.44    $ 62.30    $ 47.83   $ 46.17   $ 40.71

TOTAL RETURN A, B                 37.54%     47.29%     10.14%    27.61%    (1.07)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 346,139  $ 257,199  $ 98,133  $ 85,013  $ 69,569
(000 omitted)

Ratio of expenses to average      1.26%      1.44%      1.56%     1.64%     1.64%
net assets

Ratio of expenses to average      1.24% D    1.39% D    1.54% D   1.63% D   1.62% D
net assets after expense
reductions

Ratio of net investment           (.40)%     (.46)%     (.12)%    (.46)%    (.52)%
income (loss) to average net
assets

Portfolio turnover rate           107%       209%       127%      141%      103%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE.
CNET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E
INVESTMENT INCOME (LOSS) PER
SHARE REFLECTS A SPECIAL
DIVIDEND WHICH AMOUNTED TO
$.23 PER SHARE. F FOR THE
YEAR ENDED FEBRUARY 29.


MULTIMEDIA PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1996

SELECT MULTIMEDIA                 36.68%       168.24%       443.52%

SELECT MULTIMEDIA  (LOAD ADJ.)    32.51%       160.12%       427.14%

S&P 500                           19.74%       194.91%       459.21%

GS Consumer Industries            16.26%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1996

SELECT MULTIMEDIA               36.68%       21.82%        18.45%

SELECT MULTIMEDIA  (LOAD ADJ.)  32.51%       21.07%        18.08%

S&P 500                         19.74%       24.15%        18.78%

GS Consumer Industries          16.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Multimedia                  S&P 500
             00503                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10154.90                    10233.00
  1989/04/30      10837.24                    10764.09
  1989/05/31      11359.03                    11200.04
  1989/06/30      11591.62                    11136.20
  1989/07/31      12473.45                    12141.80
  1989/08/31      12459.99                    12379.78
  1989/09/30      12264.77                    12329.02
  1989/10/31      11436.80                    12042.99
  1989/11/30      11504.12                    12288.66
  1989/12/31      11508.99                    12583.59
  1990/01/31       9980.76                    11739.23
  1990/02/28       9728.68                    11890.67
  1990/03/31       9634.15                    12205.77
  1990/04/30       9177.26                    11900.63
  1990/05/31      10051.66                    13060.94
  1990/06/30       9965.00                    12972.12
  1990/07/31       9413.58                    12930.61
  1990/08/31       8192.57                    11761.68
  1990/09/30       7491.48                    11188.89
  1990/10/31       7168.50                    11140.78
  1990/11/30       7908.98                    11860.47
  1990/12/31       8491.92                    12191.38
  1991/01/31       8948.81                    12722.92
  1991/02/28       9610.52                    13632.61
  1991/03/31       9870.47                    13962.52
  1991/04/30      10209.20                    13996.03
  1991/05/31      10264.35                    14600.66
  1991/06/30       9452.97                    13931.95
  1991/07/31       9807.45                    14581.18
  1991/08/31      10114.68                    14926.75
  1991/09/30      10729.12                    14677.48
  1991/10/31      11272.66                    14874.16
  1991/11/30      10500.67                    14274.73
  1991/12/31      11705.92                    15907.76
  1992/01/31      12013.15                    15611.87
  1992/02/29      12682.73                    15814.83
  1992/03/31      12359.76                    15506.44
  1992/04/30      12548.81                    15962.33
  1992/05/31      12737.87                    16040.54
  1992/06/30      12785.14                    15801.54
  1992/07/31      12816.65                    16447.82
  1992/08/31      12643.34                    16110.64
  1992/09/30      12564.57                    16300.75
  1992/10/31      12769.38                    16357.80
  1992/11/30      13698.93                    16915.60
  1992/12/31      14222.47                    17123.66
  1993/01/31      14509.79                    17267.50
  1993/02/28      14573.64                    17502.34
  1993/03/31      15148.29                    17871.64
  1993/04/30      14756.55                    17439.14
  1993/05/31      15762.50                    17906.51
  1993/06/30      16257.36                    17958.44
  1993/07/31      16865.79                    17886.61
  1993/08/31      18301.69                    18564.51
  1993/09/30      18739.77                    18421.56
  1993/10/31      20143.22                    18802.89
  1993/11/30      18828.66                    18624.26
  1993/12/31      19629.92                    18849.62
  1994/01/31      19909.88                    19490.50
  1994/02/28      19654.62                    18962.31
  1994/03/31      18452.45                    18135.55
  1994/04/30      18461.41                    18367.69
  1994/05/31      19140.34                    18668.92
  1994/06/30      18712.52                    18211.53
  1994/07/31      19168.24                    18808.87
  1994/08/31      20321.50                    19580.03
  1994/09/30      20181.99                    19100.32
  1994/10/31      20637.71                    19530.08
  1994/11/30      19986.68                    18818.79
  1994/12/31      20415.81                    19097.87
  1995/01/31      20646.61                    19593.08
  1995/02/28      21492.86                    20356.63
  1995/03/31      22858.40                    20957.35
  1995/04/30      23387.31                    21574.54
  1995/05/31      23512.32                    22436.88
  1995/06/30      24416.27                    22958.09
  1995/07/31      25858.75                    23719.38
  1995/08/31      26676.15                    23778.91
  1995/09/30      27435.85                    24782.38
  1995/10/31      26628.07                    24693.91
  1995/11/30      27657.03                    25777.97
  1995/12/31      27290.40                    26274.46
  1996/01/31      27457.38                    27168.84
  1996/02/29      28365.32                    27420.69
  1996/03/31      27989.62                    27684.75
  1996/04/30      29292.62                    28092.83
  1996/05/31      30265.47                    28817.34
  1996/06/30      28864.99                    28927.14
  1996/07/31      26117.47                    27649.13
  1996/08/31      27090.33                    28232.26
  1996/09/30      28811.53                    29821.17
  1996/10/31      27999.04                    30643.63
  1996/11/30      28512.19                    32959.99
  1996/12/31      27583.37                    32307.05
  1997/01/31      27442.03                    34325.59
  1997/02/28      27083.24                    34594.71
  1997/03/31      25767.67                    33173.21
  1997/04/30      26343.06                    35153.65
  1997/05/31      28858.28                    37293.80
  1997/06/30      30750.26                    38964.57
  1997/07/31      32397.40                    42064.98
  1997/08/31      31763.03                    39708.50
  1997/09/30      34333.90                    41883.33
  1997/10/31      33232.10                    40484.43
  1997/11/30      34333.90                    42358.45
  1997/12/31      36114.40                    43085.75
  1998/01/31      36378.59                    43562.28
  1998/02/28      38572.56                    46703.99
  1998/03/31      41283.44                    49095.70
  1998/04/30      42257.79                    49589.60
  1998/05/31      41096.52                    48737.16
  1998/06/30      43883.56                    50716.86
  1998/07/31      44409.18                    50176.72
  1998/08/31      36891.52                    42922.17
  1998/09/30      38480.62                    45671.77
  1998/10/31      40815.37                    49386.71
  1998/11/30      43247.92                    52380.04
  1998/12/31      49005.34                    55398.18
  1999/01/31      53014.76                    57714.93
  1999/02/26      52714.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990310 115444 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on February 28, 1989 and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $52,714 - a 427.14% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                                 % OF FUND'S INVESTMENTS

Comcast Corp. Class A (special)   6.2

CBS Corp.                         5.8

Viacom, Inc. Class B (non-vtg.)   5.6

Time Warner, Inc.                 5.3

Tele-Communications, Inc.         5.2
(TCI Group) Series A

Disney (Walt) Co.                 5.0

Cox Communications, Inc.          4.2
Class A

MCI WorldCom, Inc.                4.0

Clear Channel Communications,     3.5
Inc.

AT&T Corp.                        3.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Broadcasting 42.9%
Entertainment 18.8%
Publishing 8.5%
Advertising 7.7%
Telephone Services 7.4%
All Others 14.7%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 14.7
Row: 1, Col: 2, Value: 7.4
Row: 1, Col: 3, Value: 7.7
Row: 1, Col: 4, Value: 8.5
Row: 1, Col: 5, Value: 18.8
Row: 1, Col: 6, Value: 42.9

MULTIMEDIA PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeffrey Dorsey)

Jeffrey Dorsey,
Portfolio Manager
of Fidelity Select
Multimedia Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. Very well. For the 12 months that ended February 28, 1999, the fund returned 36.68%, outperforming the Standard & Poor's 500 Index's return of 19.74%. The fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned 16.26% over the same 12-month period.

Q. WHAT ACCOUNTED FOR THE FUND'S EXCEPTIONALLY STRONG PERFORMANCE?

A. The fund's focus on entertainment companies, cable providers and advertising companies - as well as its underweighting in newspaper publishers - all contributed to its strong performance during the year. A healthy U.S. economy helped entertainment companies to thrive, with many of these companies reducing debt, growing their cash flows and benefiting from economies of scale. After the stock market dip in the late summer and early fall, entertainment stocks got cheaper and, with their business fundamentals still strong, I bought more shares. Furthermore, the fund's heavy concentration in cable companies helped performance; in general, cable providers had an outstanding year, continuing to develop new revenue sources and posting strong returns. Though future price increases may be muted on the basic cable side, the advent of digital cable, telephony and online services has boosted the overall growth rate for this industry. Advertising companies benefited from increased ad budgets and consolidation within their industry. As for newspapers, help-wanted advertising activity continued to decline, based on an ongoing shift from print to radio and online mediums.

Q. WHICH STOCKS STOOD OUT IN THIS POSITIVE ENVIRONMENT?

A. Entertainment companies Time Warner and Viacom were both standouts during the year, benefiting from the strength of their cable television networks and their very solid film entertainment divisions. Comcast, a cable provider, performed well, reflecting the success cable systems achieved in offering a much greater range of services to consumers. Reader's Digest is another success story in the making. With a new CEO in place for nearly a year, the leadership at Reader's Digest identified a significant amount of cost cutting and articulated a growth strategy for the future. The reinvigoration of this company was made possible by using its considerable strengths, including its huge customer database, to drive new growth initiatives.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Disney continued to disappoint as lower home-video sales, Asia's economic weakness and declining demand hurt results. However, with the launch of its GO Network and further substantial investment spending this year, the company is making a good effort to position itself for a re-acceleration of growth. Seagram is another company that experienced difficulties resulting from disappointments in its entertainment division and Asia's economic problems, but it has formed the most powerful music company in the industry with its purchase of Polygram. Seagram, too, is hoping to structure itself for substantial profit growth through both cost cutting and top-line improvement at its theme-park division.

Q. WHERE DO YOU SEE NEW OPPORTUNITIES?

A. With advertising trends positive, I think we may actually see an acceleration in activity from increased "millennium spending" as the Year 2000 approaches. Add to this an upcoming presidential campaign and the 2000 Olympics, and we should see a very strong second half of 1999. In fact, 2000 should be one of the biggest advertising years in recent memory. Consequently, I'll be looking for companies that will benefit from this phenomenon.

Q. WHAT'S YOUR OUTLOOK, JEFF?

A. I'm optimistic. At this point, the outlook for multimedia stocks is strong, reflecting a healthy U.S. economy and the domestic nature of most of the companies in this sector. As long as business fundamentals remain attractive, I believe that there are ample opportunities to identify good companies that are well-positioned for the future. To take advantage of the strong potential I'm seeing now in many companies, I'll continue to build a more concentrated portfolio. Most companies in this sector have one element in common: They're affected by advertising activity. As long as the economy doesn't weaken significantly and advertising activity remains strong, many of these companies should benefit.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 503

TRADING SYMBOL: FBMPX

SIZE: as of February 28, 1999, more than $159 million

MANAGER: Jeffrey Dorsey, since 1997;
manager, Fidelity Select Leisure Portfolio, since 1998; analyst, fixed-income securities,
1991-1997; joined Fidelity in 1991

MULTIMEDIA PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.0%

                               SHARES                      VALUE (NOTE 1)

ADVERTISING - 7.7%

Interpublic Group of            55,300                     $ 4,137,131
Companies, Inc.

Lamar Advertising Co. Class A   15,500                      598,688
(a)

Omnicom Group, Inc.             67,000                      4,438,750

Outdoor Systems, Inc. (a)       62,600                      1,748,887

WPP Group PLC                   172,700                     1,367,580

                                                            12,291,036

BEVERAGES - 2.5%

Seagram Co. Ltd.                85,200                      3,949,781

BROADCASTING - 42.9%

Cablevision Systems Corp.       61,500                      3,997,500
Class A (a)

CBS Corp.                       252,550                     9,312,781

Chancellor Media Corp. (a)      55,500                      2,428,125

Clear Channel Communications,   94,500                      5,670,000
Inc. (a)

Comcast Corp. Class A           138,900                     9,853,214
(special)

Cox Communications, Inc.        96,000                      6,792,000
Class A (a)

E.W. Scripps Co. Class A        12,100                      496,100

Infinity Broadcasting Corp.     6,000                       142,500
Class A (a)

Jacor Communications, Inc.      39,900                      2,783,025
Class A (a)

MediaOne Group, Inc.            91,100                      4,964,950

Moviefone, Inc. Class A (a)     11,800                      354,000

Nielsen Media Research, Inc.    29,700                      582,863
(a)

PanAmSat Corp. (a)              60,900                      2,184,788

TCA Cable TV, Inc.              2,100                       92,663

Tele-Communications, Inc.       133,605                     8,392,064
(TCI Group) Series A (a)

Time Warner, Inc.               130,947                     8,446,082

USA Networks, Inc. (a)          47,600                      1,892,100

Westwood One, Inc. (a)          9,900                       241,313

                                                            68,626,068

COMPUTER SERVICES & SOFTWARE
- 1.1%

America Online, Inc.            11,600                      1,031,675

FactSet Research Systems,       5,850                       243,872
Inc.

Modem Media Poppe Tyson, Inc.   100                         2,688
(a)

Sportsline USA, Inc. (a)        11,400                      513,000

                                                            1,791,235

ENTERTAINMENT - 18.8%

Disney (Walt) Co.               228,000                     8,022,750

Fox Entertainment Group, Inc.   5,000                       130,000
(a)

King World Productions, Inc.    24,000                      634,500
(a)

News Corp. Ltd. ADR             34,600                      981,775

Premier Parks, Inc. (a)         41,500                      1,208,688

SFX Entertainment, Inc. Class   8,200                       501,225
A (a)

Tele-Communications, Inc.:

(Liberty Media Group) Series    99,202                      5,344,508
A (a)

(TCI Ventures Group) Series A   159,800                     4,424,463
(a)

Ticketmaster Online             100                         3,613
CitySearch, Inc. (a)

Viacom, Inc. Class B            100,600                     8,890,525
(non-vtg.) (a)

                                                            30,142,047

PRINTING - 1.7%

Donnelley (R.R.) & Sons Co.     42,500                      1,455,625

Valassis Communications, Inc.   26,200                      1,257,600
(a)

                                                            2,713,225



                               SHARES                      VALUE (NOTE 1)

PUBLISHING - 8.5%

American Greetings Corp.        21,900                     $ 518,756
Class A

Banta Corp.                     11,400                      242,963

Harte Hanks Communications,     48,300                      1,249,763
Inc.

McGraw-Hill Companies, Inc.     32,100                      3,512,944

Meredith Corp.                  42,500                      1,434,375

Playboy Enterprises, Inc.       52,100                      1,393,675
Class B (a)

Reader's Digest Association,    66,800                      2,271,200
Inc. Class A (non-vtg.)

Tribune Co.                     44,200                      2,931,013

                                                            13,554,689

SERVICES - 0.4%

ACNielsen Corp. (a)             8,800                       228,800

Catalina Marketing Corp. (a)    5,600                       360,500

                                                            589,300

TELEPHONE SERVICES - 7.4%

AT&T Corp.                      66,800                      5,485,950

MCI WorldCom, Inc. (a)          76,600                      6,319,500

                                                            11,805,450

TOTAL COMMON STOCKS                                         145,462,831
(Cost $102,209,349)

CASH EQUIVALENTS - 9.0%



Taxable Central Cash Fund (b)   14,391,006                  14,391,006
(Cost $14,391,006)

TOTAL INVESTMENT IN                                       $ 159,853,837
SECURITIES - 100%
(Cost $116,600,355)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $135,513,128 and $132,504,769, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $41,770 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $117,064,039. Net unrealized appreciation aggregated $42,789,798, of which $44,808,607 related to appreciated investment securities and $2,018,809 related to depreciated investment securities.

The fund hereby designates approximately $5,431,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 19% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

MULTIMEDIA PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 159,853,837
value  (cost $116,600,355) -
 See accompanying schedule

Receivable for fund shares                 579,849
sold

Dividends receivable                       67,251

Interest receivable                        45,921

Redemption fees receivable                 1,385

Other receivables                          18,276

 TOTAL ASSETS                              160,566,519

LIABILITIES

Payable for fund shares        $ 666,421
redeemed

Accrued management fee          77,149

Other payables and accrued      93,421
expenses

 TOTAL LIABILITIES                         836,991

NET ASSETS                                $ 159,729,528

Net Assets consist of:

Paid in capital                           $ 113,715,452

Accumulated net investment                 (17,095)
loss

Accumulated undistributed net              2,777,697
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                43,253,474
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 3,703,786                 $ 159,729,528
shares outstanding

NET ASSET VALUE and                        $43.13
redemption price per share
($159,729,528 (divided by)
3,703,786 shares)

Maximum offering price per                 $44.46
share (100/97.00 of $43.13)

STATEMENT OF OPERATIONS
                           YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 553,150
Dividends

Interest                                       496,822

 TOTAL INCOME                                  1,049,972

EXPENSES

Management fee                   $ 768,461

Transfer agent fees               795,802

Accounting fees and expenses      124,969

Non-interested trustees'          452
compensation

Custodian fees and expenses       15,329

Registration fees                 22,574

Audit                             16,016

Legal                             675

Reports to shareholders           17,970

 Total expenses before            1,762,248
reductions

 Expense reductions               (31,187)     1,731,061

NET INVESTMENT INCOME (LOSS)                   (681,089)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,487,861

 Foreign currency transactions    9,198        3,497,059

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            32,313,719

 Assets and liabilities in        (8)          32,313,711
foreign currencies

NET GAIN (LOSS)                                35,810,770

NET INCREASE (DECREASE) IN                    $ 35,129,681
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 599,274
charges paid to FDC

 Sales charges - Retained by                  $ 596,505
FDC

 Deferred sales charges                       $ 1,687
withheld   by FDC

 Exchange fees withheld by FSC                $ 10,110

 Expense reductions  Directed                 $ 30,211
brokerage arrangements

  Custodian credits                            976

                                              $ 31,187


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (681,089)                   $ (345,513)
income (loss)

 Net realized gain (loss)         3,497,059                     11,157,423

 Change in net unrealized         32,313,711                    11,000,546
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       35,129,681                    21,812,456
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (7,954,098)                   (2,764,701)
from net realized gains

Share transactions Net            158,099,619                   123,445,992
proceeds from sales of shares

 Reinvestment of distributions    7,877,838                     2,725,416

 Cost of shares redeemed          (149,217,492)                 (84,022,531)

 NET INCREASE (DECREASE) IN       16,759,965                    42,148,877
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  309,134                       117,385

  TOTAL INCREASE (DECREASE)       44,244,682                    61,314,017
IN NET ASSETS

NET ASSETS

 Beginning of period              115,484,846                   54,170,829

 End of period (including        $ 159,729,528                 $ 115,484,846
accumulated net investment
loss of $17,095 and $1,536,
respectively)

OTHER INFORMATION
Shares

 Sold                             4,292,822                     4,033,610

 Issued in reinvestment of        230,819                       101,335
distributions

 Redeemed                         (4,259,349)                   (2,869,891)

 Net increase (decrease)          264,292                       1,265,054





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998       1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 33.58    $ 24.91    $ 27.18   $ 22.35   $ 23.87
period

Income from Investment
Operations

Net investment income (loss) C    (.19)      (.17)      .35 D     .02       (.01)

Net realized and unrealized       11.85      10.30      (1.58)    7.00      1.67
gain (loss)

Total from investment             11.66      10.13      (1.23)    7.02      1.66
operations

Less Distributions

 From net investment income       -          -          -         (.02)     -

From net realized gain            (2.19)     (1.52)     (1.07)    (2.19)    (3.21)

Total distributions               (2.19)     (1.52)     (1.07)    (2.21)    (3.21)

Redemption fees added to paid     .08        .06        .03       .02       .03
in capital

Net asset value, end of period   $ 43.13    $ 33.58    $ 24.91   $ 27.18   $ 22.35

TOTAL RETURN A, B                 36.68%     42.42%     (4.52)%   31.98%    9.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 159,730  $ 115,485  $ 54,171  $ 94,970  $ 38,157
(000 omitted)

Ratio of expenses to average      1.35%      1.75%      1.60%     1.56%     2.05%
net assets

Ratio of expenses to average      1.33% E    1.71% E    1.56% E   1.54% E   2.03% E
net assets after expense
reductions

Ratio of net investment           (.52)%     (.59)%     1.33%     .08%      (.07)%
income (loss) to average net
assets

Portfolio turnover rate           109%       219%       99%       223%      107%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE .
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D INVESTMENT
INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND WHICH
AMOUNTED TO $.49 PER SHARE.
E FMR OR THE FUND HAS
ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. F FOR THE
YEAR ENDED FEBRUARY 29.


RETAILING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1996

SELECT RETAILING                36.66%       179.05%       662.19%

SELECT RETAILING (LOAD ADJ.)    32.49%       170.61%       639.25%

S&P 500                         19.74%       194.91%       459.21%

GS Consumer Industries          16.26%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 29,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1996

SELECT RETAILING              36.66%       22.78%        22.52%

SELECT RETAILING (LOAD ADJ.)  32.49%       22.03%        22.15%

S&P 500                       19.74%       24.15%        18.78%

GS Consumer Industries        16.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Retailing                   S&P 500
             00046                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10163.31                    10233.00
  1989/04/30      10736.92                    10764.09
  1989/05/31      11479.68                    11200.04
  1989/06/30      11275.31                    11136.20
  1989/07/31      12184.61                    12141.80
  1989/08/31      12775.66                    12379.78
  1989/09/30      12745.35                    12329.02
  1989/10/31      12131.57                    12042.99
  1989/11/30      12207.34                    12288.66
  1989/12/31      12135.84                    12583.59
  1990/01/31      11188.01                    11739.23
  1990/02/28      11577.77                    11890.67
  1990/03/31      12525.60                    12205.77
  1990/04/30      12348.44                    11900.63
  1990/05/31      13996.08                    13060.94
  1990/06/30      13818.91                    12972.12
  1990/07/31      13251.98                    12930.61
  1990/08/31      11347.45                    11761.68
  1990/09/30      10080.72                    11188.89
  1990/10/31       9611.23                    11140.78
  1990/11/30      10922.26                    11860.47
  1990/12/31      11525.31                    12191.38
  1991/01/31      12644.10                    12722.92
  1991/02/28      13816.17                    13632.61
  1991/03/31      15254.61                    13962.52
  1991/04/30      15467.72                    13996.03
  1991/05/31      16755.21                    14600.66
  1991/06/30      16222.45                    13931.95
  1991/07/31      17261.33                    14581.18
  1991/08/31      18175.90                    14926.75
  1991/09/30      17980.55                    14677.48
  1991/10/31      17643.14                    14874.16
  1991/11/30      17305.73                    14274.73
  1991/12/31      19377.88                    15907.76
  1992/01/31      20452.40                    15611.87
  1992/02/29      21435.87                    15814.83
  1992/03/31      21007.88                    15506.44
  1992/04/30      20151.90                    15962.33
  1992/05/31      20570.78                    16040.54
  1992/06/30      19610.56                    15801.54
  1992/07/31      20482.98                    16447.82
  1992/08/31      20018.32                    16110.64
  1992/09/30      20615.74                    16300.75
  1992/10/31      22028.69                    16357.80
  1992/11/30      23697.67                    16915.60
  1992/12/31      23655.79                    17123.66
  1993/01/31      23819.00                    17267.50
  1993/02/28      22916.55                    17502.34
  1993/03/31      24683.05                    17871.64
  1993/04/30      23266.30                    17439.14
  1993/05/31      24555.05                    17906.51
  1993/06/30      23964.78                    17958.44
  1993/07/31      24082.83                    17886.61
  1993/08/31      25184.66                    18564.51
  1993/09/30      25952.01                    18421.56
  1993/10/31      26355.36                    18802.89
  1993/11/30      26611.14                    18624.26
  1993/12/31      26738.51                    18849.62
  1994/01/31      25547.29                    19490.50
  1994/02/28      26493.88                    18962.31
  1994/03/31      25940.82                    18135.55
  1994/04/30      26727.87                    18367.69
  1994/05/31      25409.03                    18668.92
  1994/06/30      25196.31                    18211.53
  1994/07/31      25621.74                    18808.87
  1994/08/31      27249.03                    19580.03
  1994/09/30      26717.24                    19100.32
  1994/10/31      26834.23                    19530.08
  1994/11/30      25898.28                    18818.79
  1994/12/31      25398.39                    19097.87
  1995/01/31      25196.31                    19593.08
  1995/02/28      25430.30                    20356.63
  1995/03/31      25717.47                    20957.35
  1995/04/30      24717.70                    21574.54
  1995/05/31      25153.77                    22436.88
  1995/06/30      26759.78                    22958.09
  1995/07/31      28397.70                    23719.38
  1995/08/31      28004.17                    23778.91
  1995/09/30      28844.40                    24782.38
  1995/10/31      27557.47                    24693.91
  1995/11/30      28940.13                    25777.97
  1995/12/31      28440.24                    26274.46
  1996/01/31      27610.65                    27168.84
  1996/02/29      29642.09                    27420.69
  1996/03/31      31843.71                    27684.75
  1996/04/30      33704.98                    28092.83
  1996/05/31      35321.63                    28817.34
  1996/06/30      34694.12                    28927.14
  1996/07/31      31375.73                    27649.13
  1996/08/31      34343.13                    28232.26
  1996/09/30      35576.89                    29821.17
  1996/10/31      34874.93                    30643.63
  1996/11/30      36215.04                    32959.99
  1996/12/31      34373.03                    32307.05
  1997/01/31      34213.11                    34325.59
  1997/02/28      35449.85                    34594.71
  1997/03/31      35897.64                    33173.21
  1997/04/30      36448.92                    35153.65
  1997/05/31      38140.46                    37293.80
  1997/06/30      40564.65                    38964.57
  1997/07/31      44949.72                    42064.98
  1997/08/31      43441.34                    39708.50
  1997/09/30      46253.39                    41883.33
  1997/10/31      45994.81                    40484.43
  1997/11/30      49345.57                    42358.45
  1997/12/31      48715.23                    43085.75
  1998/01/31      49558.50                    43562.28
  1998/02/28      54099.20                    46703.99
  1998/03/31      57818.25                    49095.70
  1998/04/30      57590.36                    49589.60
  1998/05/31      58587.08                    48737.16
  1998/06/30      61818.18                    50716.86
  1998/07/31      60098.58                    50176.72
  1998/08/31      52398.69                    42922.17
  1998/09/30      52683.46                    45671.77
  1998/10/31      57601.32                    49386.71
  1998/11/30      63263.97                    52380.04
  1998/12/31      71007.67                    55398.18
  1999/01/31      74085.43                    57714.93
  1999/02/26      73925.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 145048 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $73,925 - a 639.25% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                              % OF FUND'S INVESTMENTS

Dayton Hudson Corp.            6.9

Safeway, Inc.                  6.0

CVS Corp.                      5.6

McDonald's Corp.               5.5

Wal-Mart Stores, Inc.          5.1

Home Depot, Inc.               5.1

Walgreen Co.                   5.0

Gap, Inc.                      5.0

Federated Department Stores,   4.5
Inc.

Lowe's Companies, Inc.         4.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

General Merchandise Stores 25.7%
Retail & Wholesale,
Miscellaneous 19.2%
Grocery Stores 15.9%
Apparel Stores 13.3%
Drug Stores 11.2%
All Others 14.7%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 14.7
Row: 1, Col: 2, Value: 11.2
Row: 1, Col: 3, Value: 13.3
Row: 1, Col: 4, Value: 15.9
Row: 1, Col: 5, Value: 19.2
Row: 1, Col: 6, Value: 25.7

RETAILING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Ramin Arani)

Ramin Arani,
Portfolio Manager
of Fidelity Select
Retailing Portfolio

Q. HOW DID THE FUND PERFORM, RAMIN?

A. I'm very pleased with the fund's performance. During the 12-month period that ended February 28, 1999, the fund returned 36.66%. This performance compares favorably with the Standard & Poor's 500 Index, which returned 19.74% and the Goldman Sachs Consumer Industries Index
- an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned 16.26% during the same period.

Q. WHAT MARKET FACTORS ALLOWED THE FUND AND RETAIL STOCKS TO PERFORM SO WELL DURING THE PERIOD?

A. The principle factor was the solid economy, which was characterized by low interest rates, non-existent signs of inflation, low levels of unemployment and rising household incomes leading to robust consumer spending. All of these economic trends are very good for retail stocks. In addition to the strong economy, managements at many retail companies really began to run their businesses better over the last couple of years. Today, instead of focusing on square footage expansion, which led to over-capacity and saturated retail markets, companies now concentrate on improving returns on invested capital through increased scrutiny of capital expenditures and enhanced inventory management. With more effective and efficient ways of removing excess inventories and reducing costs, many retail companies improved their business profitability and, subsequently, produced stellar sales results. This led to increased returns on invested capital and earnings growth. Stock prices rallied in light of these solid business fundamentals and the favorable economic environment.

Q. DID ANY OTHER FACTORS CONTRIBUTE TO THE FUND'S SOLID RESULTS?

A. Individual stock picking and the fund's holdings across a wide range of retail sectors helped performance. Overweighted positions in home improvement stores, discount stores and specialty retailers, such as Home Depot, Wal-Mart, Dayton Hudson, The Gap and Abercrombie & Fitch, all provided a boost to total return. Each of these companies produced strong performance results driven by a commitment to effective cost reduction and inventory management. In addition, the fund's focus on top-performing supermarket and drug store chains, such as Safeway, CVS and Walgreen, also contributed to fund performance.

Q. DID INTERNET COMMERCE PLAY ANY ROLE IN THE PERFORMANCE OF THESE
STOCKS?

A. For certain companies. More specifically, specialty retailer The Limited and discount wholesaler Costco benefited as valuations increased due to the favorable prospects for growth on the Internet. While the Internet provides an additional and convenient distribution outlet for many companies and their customers, business and marketing strategies are somewhat new in this arena and have yet to prove their ability to produce significant earnings growth. Of course, I'll be keeping a close eye on new developments to determine the Internet's impact on more traditional retail sales.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

A. There were a couple. While the share prices of Federated Department Stores and Consolidated Stores recovered somewhat toward the end of the period, stock performance of Federated suffered in the second half of 1998 in response to lower-than-expected sales results. Shares of Consolidated Stores were hurt as the company struggled to execute certain business plans.

Q. WHAT'S YOUR OUTLOOK FOR RETAIL STOCKS OVER THE NEXT SIX MONTHS?

A. While the future for many retail stocks and the broader market indexes lies in the hands of the economic environment to a large extent, it is very difficult to predict where the economy and financial markets may be headed over the next six months. A strong argument can be made to say that the U.S. economy and consumer spending will remain strong. On the other hand, many economists remain cautious about the impact of persistent problems overseas. As a result, I remain focused on extensive bottom-up, stock-by-stock research to locate companies that can outperform others in the retail industry, regardless of the economic environment and the general direction of the markets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 046

TRADING SYMBOL: FSRPX

SIZE: as of February 28, 1999, more than $337 million

MANAGER: Ramin Arani, since 1997; equity research associate, defense electronics industry and real estate investment trusts, 1992-1996; joined Fidelity in 1992

RETAILING PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.9%

                                SHARES                      VALUE (NOTE 1)

APPAREL STORES - 13.3%

Abercrombie & Fitch Co. Class    130,401                    $ 9,910,476
A (a)

AnnTaylor Stores Corp. (a)       49,700                      1,879,281

Gap, Inc.                        267,125                     17,279,648

Limited, Inc. (The)              179,200                     6,361,600

Ross Stores, Inc.                41,100                      1,880,325

TJX Companies, Inc.              310,400                     8,865,800

                                                             46,177,130

DRUG STORES - 11.2%

CVS Corp.                        366,274                     19,412,522

Duane Reade, Inc. (a)            100                         3,025

Rite Aid Corp.                   50,700                      2,097,713

Walgreen Co.                     548,100                     17,539,200

                                                             39,052,460

GENERAL MERCHANDISE STORES -
25.7%

Consolidated Stores Corp. (a)    90,758                      2,285,967

Costco Companies, Inc. (a)       152,300                     12,231,594

Dayton Hudson Corp.              387,600                     24,249,222

Dollar Tree Stores, Inc. (a)     24,800                      992,000

Federated Department Stores,     409,100                     15,571,369
Inc. (a)

Nordstrom, Inc.                  96,900                      3,900,225

Saks, Inc. (a)                   350,385                     12,591,961

Wal-Mart Stores, Inc.            207,200                     17,896,900

                                                             89,719,238

GROCERY STORES - 15.9%

Albertson's, Inc.                93,000                      5,301,000

American Stores Co.              116,000                     3,915,000

Kroger Co. (a)                   157,700                     10,201,219

Loblaw Companies Ltd.            145,200                     3,755,671

Meyer (Fred), Inc. (a)           179,080                     11,505,890

Safeway, Inc. (a)                361,174                     20,857,799

                                                             55,536,579

RESTAURANTS - 6.6%

McDonald's Corp.                 224,800                     19,108,000

Starbucks Corp. (a)              29,500                      1,559,813

Tricon Global Restaurants,       39,000                      2,418,000
Inc. (a)

                                                             23,085,813

RETAIL & WHOLESALE,
MISCELLANEOUS - 19.2%

Barnes & Noble, Inc. (a)         38,800                      1,147,025

Bed Bath & Beyond, Inc. (a)      95,100                      2,799,506

Best Buy Co., Inc. (a)           64,400                      5,973,100

Circuit City Stores, Inc. -      58,400                      3,168,200
Circuit City Group

Home Depot, Inc.                 298,500                     17,816,719

Lowe's Companies, Inc.           233,100                     13,825,744

Noodle Kidoodle, Inc. (a)        58,100                      464,800

Office Depot, Inc. (a)           209,300                     7,469,394

Staples, Inc. (a)                277,900                     8,171,997



                                SHARES                      VALUE (NOTE 1)

Tandy Corp.                      60,100                     $ 3,343,063

Williams-Sonoma, Inc. (a)        75,200                      2,570,900

                                                             66,750,448

TEXTILES & APPAREL - 0.0%

Liz Claiborne, Inc.              1,700                       57,269

Polo Ralph Lauren Corp. Class    300                         5,981
A (a)

                                                             63,250

TOTAL COMMON STOCKS                                          320,384,918
(Cost $219,758,753)

CASH EQUIVALENTS - 8.1%



Taxable Central Cash Fund (b)    28,256,826                  28,256,826
(Cost $28,256,826)

TOTAL INVESTMENT IN                                        $ 348,641,744
SECURITIES - 100%
(Cost $248,015,579)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $486,355,683 and $423,275,928, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $155,653 for the period.

The fund participated in the interfund lending program as a borrower. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $24,920,000 and $21,329,714, respectively. The weighted average interest rate was 5.79%. Interest expense includes $24,017 paid under the interfund lending program.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $13,350,000 and $6,603,083, respectively. The weighted average interest rate was 5.85%. Interest expense includes $12,876 paid under the bank borrowing program.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $251,616,531. Net unrealized appreciation aggregated $97,025,213, of which $100,236,719 related to appreciated investment securities and $3,211,506 related to depreciated investment securities.

The fund hereby designates approximately $3,435,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

RETAILING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 348,641,744
value  (cost $248,015,579) -
 See accompanying schedule

Receivable for fund shares                    2,120,505
sold

Dividends receivable                          73,994

Interest receivable                           70,783

Redemption fees receivable                    8,315

Other receivables                             235,410

 TOTAL ASSETS                                 351,150,751

LIABILITIES

Payable for investments         $ 2,357,631
purchased

Payable for fund shares          10,939,389
redeemed

Accrued management fee           164,791

Other payables and accrued       175,768
expenses

 TOTAL LIABILITIES                            13,637,579

NET ASSETS                                   $ 337,513,172

Net Assets consist of:

Paid in capital                              $ 239,803,785

Accumulated undistributed net                 (2,916,778)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   100,626,165
(depreciation) on investments

NET ASSETS, for 5,000,251                    $ 337,513,172
shares outstanding

NET ASSET VALUE and                           $67.50
redemption price per share
($337,513,172 (divided by)
5,000,251 shares)

Maximum offering price per                    $69.59
share (100/97.00 of $67.50)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 1,053,166
Dividends

Interest (including income on                  981,331
securities loaned of $1,752)

 TOTAL INCOME                                  2,034,497

EXPENSES

Management fee                   $ 1,658,052

Transfer agent fees               1,394,457

Accounting and security           268,988
lending fees

Non-interested trustees'          1,114
compensation

Custodian fees and expenses       16,538

Registration fees                 109,094

Audit                             21,635

Legal                             2,333

Interest                          36,893

Reports to shareholders           26,779

Miscellaneous                     107

 Total expenses before            3,535,990
reductions

 Expense reductions               (80,480)     3,455,510

NET INVESTMENT INCOME (LOSS)                   (1,421,013)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            378,538

 Foreign currency transactions    3,370        381,908

Change in net unrealized                       79,277,166
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                79,659,074

NET INCREASE (DECREASE) IN                    $ 78,238,061
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,568,122
charges paid to FDC

 Sales charges - Retained by                  $ 1,565,474
FDC

 Deferred sales charges                       $ 2,870
withheld   by FDC

 Exchange fees withheld by FSC                $ 36,173

 Expense reductions  Directed                 $ 80,365
brokerage arrangements

  Custodian credits                            115

                                              $ 80,480


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (1,421,013)                 $ (1,019,153)
income (loss)

 Net realized gain (loss)         381,908                       6,177,469

 Change in net unrealized         79,277,166                    16,637,718
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       78,238,061                    21,796,034
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,977,498)                   (3,631,382)
From net realized gains

 In excess of net realized        (1,495,766)                   -
gain

 TOTAL DISTRIBUTIONS              (3,473,264)                   (3,631,382)

Share transactions Net            767,856,791                   722,604,794
proceeds from sales of shares

 Reinvestment of distributions    3,407,803                     3,609,234

 Cost of shares redeemed          (702,182,873)                 (612,476,826)

 NET INCREASE (DECREASE) IN       69,081,721                    113,737,202
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  805,978                       1,610,457

  TOTAL INCREASE (DECREASE)       144,652,496                   133,512,311
IN NET ASSETS

NET ASSETS

 Beginning of period              192,860,676                   59,348,365

 End of period                   $ 337,513,172                 $ 192,860,676

OTHER INFORMATION
Shares

 Sold                             13,691,594                    17,451,277

 Issued in reinvestment of        64,738                        95,408
distributions

 Redeemed                         (12,610,578)                  (15,477,247)

 Net increase (decrease)          1,145,754                     2,069,438





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998       1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 50.04    $ 33.25    $ 27.87   $ 23.91   $ 24.91
period

Income from Investment
Operations

Net investment income (loss) C    (.28)      (.27)      (.13)     (.14)     (.18)

Net realized and unrealized       18.27      17.14      5.49      4.07      (.96)
gain (loss)

Total from investment             17.99      16.87      5.36      3.93      (1.14)
operations

Less Distributions

From net realized gain            (.39)      (.51)      (.08)     -         -

In excess of net realized gain    (.30)      -          -         -         -

Total distributions               (.69)      (.51)      (.08)     -         -

Redemption fees added to paid     .16        .43        .10       .03       .14
in capital

Net asset value, end of period   $ 67.50    $ 50.04    $ 33.25   $ 27.87   $ 23.91

TOTAL RETURN A, B                 36.66%     52.61%     19.59%    16.56%    (4.01)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 337,513  $ 192,861  $ 59,348  $ 44,051  $ 31,090
(000 omitted)

Ratio of expenses to average      1.25%      1.63%      1.45%     1.94%     2.07%
net assets

Ratio of expenses to average      1.22% D    1.55% D    1.39% D   1.92% D   1.96% D
net assets after expense
reductions

Ratio of net investment           (.50)%     (.67)%     (.39)%    (.53)%    (.74)%
income (loss) to average net
assets

Portfolio turnover rate           165%       308%       278%      235%      481%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. DFMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.


AIR TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT AIR TRANSPORTATION     4.11%        93.22%        243.45%

SELECT AIR TRANSPORTATION     0.92%        87.35%        233.08%
(LOAD ADJ.)

S&P 500                       19.74%       194.91%       459.21%

GS Cyclical Industries        -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT AIR TRANSPORTATION   4.11%        14.08%        13.13%

SELECT AIR TRANSPORTATION   0.92%        13.38%        12.79%
(LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Cyclical Industries      -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Air Transportation          S&P 500
             00034                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10185.90                    10233.00
  1989/04/30      10590.82                    10764.09
  1989/05/31      10860.76                    11200.04
  1989/06/30      10806.47                    11136.20
  1989/07/31      11567.36                    12141.80
  1989/08/31      12446.01                    12379.78
  1989/09/30      11956.87                    12329.02
  1989/10/31      11014.81                    12042.99
  1989/11/30      10906.11                    12288.66
  1989/12/31      11003.86                    12583.59
  1990/01/31       9871.38                    11739.23
  1990/02/28      10286.62                    11890.67
  1990/03/31      10824.55                    12205.77
  1990/04/30      10428.18                    11900.63
  1990/05/31      11154.85                    13060.94
  1990/06/30      11183.17                    12972.12
  1990/07/31      10843.42                    12930.61
  1990/08/31       9125.84                    11761.68
  1990/09/30       8210.43                    11188.89
  1990/10/31       8644.54                    11140.78
  1990/11/30       8512.42                    11860.47
  1990/12/31       9003.16                    12191.38
  1991/01/31      10069.57                    12722.92
  1991/02/28      11202.04                    13632.61
  1991/03/31      11154.85                    13962.52
  1991/04/30      10881.17                    13996.03
  1991/05/31      11522.91                    14600.66
  1991/06/30      11279.94                    13931.95
  1991/07/31      11626.72                    14581.18
  1991/08/31      11482.23                    14926.75
  1991/09/30      11096.92                    14677.48
  1991/10/31      11636.35                    14874.16
  1991/11/30      11116.18                    14274.73
  1991/12/31      12339.54                    15907.76
  1992/01/31      13052.36                    15611.87
  1992/02/29      13639.96                    15814.83
  1992/03/31      12840.44                    15506.44
  1992/04/30      12175.78                    15962.33
  1992/05/31      12339.54                    16040.54
  1992/06/30      11938.84                    15801.54
  1992/07/31      11870.23                    16447.82
  1992/08/31      11370.33                    16110.64
  1992/09/30      11742.80                    16300.75
  1992/10/31      12164.29                    16357.80
  1992/11/30      12458.35                    16915.60
  1992/12/31      13149.97                    17123.66
  1993/01/31      13268.89                    17267.50
  1993/02/28      13476.99                    17502.34
  1993/03/31      14963.42                    17871.64
  1993/04/30      15132.57                    17439.14
  1993/05/31      15997.01                    17906.51
  1993/06/30      14804.68                    17958.44
  1993/07/31      15311.42                    17886.61
  1993/08/31      16225.54                    18564.51
  1993/09/30      15897.65                    18421.56
  1993/10/31      16811.76                    18802.89
  1993/11/30      16851.51                    18624.26
  1993/12/31      17211.64                    18849.62
  1994/01/31      17876.33                    19490.50
  1994/02/28      17241.85                    18962.31
  1994/03/31      16244.80                    18135.55
  1994/04/30      16137.97                    18367.69
  1994/05/31      15463.33                    18668.92
  1994/06/30      14992.15                    18211.53
  1994/07/31      15773.88                    18808.87
  1994/08/31      16373.56                    19580.03
  1994/09/30      14542.38                    19100.32
  1994/10/31      14660.18                    19530.08
  1994/11/30      13685.69                    18818.79
  1994/12/31      13469.22                    19097.87
  1995/01/31      13902.66                    19593.08
  1995/02/28      15094.63                    20356.63
  1995/03/31      16069.87                    20957.35
  1995/04/30      17359.37                    21574.54
  1995/05/31      17641.10                    22436.88
  1995/06/30      19873.33                    22958.09
  1995/07/31      20545.17                    23719.38
  1995/08/31      19754.13                    23778.91
  1995/09/30      20480.15                    24782.38
  1995/10/31      20241.76                    24693.91
  1995/11/30      22853.25                    25777.97
  1995/12/31      21488.66                    26274.46
  1996/01/31      21001.29                    27168.84
  1996/02/29      23382.76                    27420.69
  1996/03/31      24579.04                    27684.75
  1996/04/30      23549.65                    28092.83
  1996/05/31      23773.83                    28817.34
  1996/06/30      23661.74                    28927.14
  1996/07/31      19783.50                    27649.13
  1996/08/31      19424.82                    28232.26
  1996/09/30      19189.44                    29821.17
  1996/10/31      19010.10                    30643.63
  1996/11/30      21330.31                    32959.99
  1996/12/31      21756.25                    32307.05
  1997/01/31      20904.38                    34325.59
  1997/02/28      19861.96                    34594.71
  1997/03/31      21083.72                    33173.21
  1997/04/30      22238.23                    35153.65
  1997/05/31      23785.04                    37293.80
  1997/06/30      24065.26                    38964.57
  1997/07/31      25511.19                    42064.98
  1997/08/31      24536.03                    39708.50
  1997/09/30      26542.40                    41883.33
  1997/10/31      26307.01                    40484.43
  1997/11/30      26979.54                    42358.45
  1997/12/31      28531.70                    43085.75
  1998/01/31      29615.78                    43562.28
  1998/02/28      31998.39                    46703.99
  1998/03/31      33439.86                    49095.70
  1998/04/30      34551.12                    49589.60
  1998/05/31      33110.99                    48737.16
  1998/06/30      35211.18                    50716.86
  1998/07/31      33339.01                    50176.72
  1998/08/31      26210.37                    42922.17
  1998/09/30      25802.33                    45671.77
  1998/10/31      28346.56                    49386.71
  1998/11/30      28958.62                    52380.04
  1998/12/31      30362.74                    55398.18
  1999/01/31      32486.93                    57714.93
  1999/02/26      33308.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 142758 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $33,308 - a 233.08% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                            % OF FUND'S INVESTMENTS

Continental Airlines, Inc.   8.0
Class B

Delta Air Lines, Inc.        5.5

Northwest Airlines Corp.     5.3
Class A

United Technologies Corp.    4.5

Cordant Technologies, Inc.   4.4

ASA Holdings, Inc.           4.4

AMR Corp.                    4.3

Airborne Freight Corp.       4.3

Sabre Group Holdings, Inc.   4.3
Class A

Sundstrand Corp.             4.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Air Transportation 50.9%
Aerospace & Defense 25.1%
Trucking & Freight 9.5%
Computer Services
& Software 4.3%
Industrial Machinery
& Equipment 1.8%
All Others 8.4%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 8.4
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 4.3
Row: 1, Col: 4, Value: 9.5
Row: 1, Col: 5, Value: 25.1
Row: 1, Col: 6, Value: 50.9

AIR TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christopher Zepf)

NOTE TO SHAREHOLDERS: Christopher Zepf became Portfolio Manager of Fidelity Select Air Transportation Portfolio on
October 30, 1998.

Q. HOW DID THE FUND PERFORM, CHRIS?

A. For the 12-month period that ended February 28, 1999, the fund returned 4.11%. For the same 12-month period, the Standard & Poor's 500 Index returned 19.74%. For another comparison, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79%.

Q. THE PAST 12 MONTHS PROVED TO BE A FAIRLY TURBULENT TIME FOR AIRLINE STOCKS. WHAT FACTORS INFLUENCED THEIR PERFORMANCE?

A. Airlines are cyclical - meaning, they are very sensitive to the economy's ebbs and flows - and they performed according to shifting expectations throughout the year. In the early months of the period, airline stocks behaved fairly well based on investors' beliefs that the U.S. economy would be resistant to problems in Southeast Asia and Latin America. In July, airline stocks reversed course and began to perform quite poorly based on fears that the U.S. economy was in danger of slowing after all. Furthermore, weak airline traffic out of the troubled Asia and Latin America regions hurt the international operations of U.S. carriers. Another worry was the future growth in industry capacity - which is expected to expand about 5% in 1999. Investors worried that supply would outstrip demand. Over the past several months of the period, however, airline stocks gained some altitude on news that the U.S. economy was growing at a much quicker-than-expected pace and that many of the troubled areas of the world were doing a bit better than originally expected. The fact that oil prices were low was another positive, since fuel is one of the airlines' major expenditures.

Q. WHAT CHANGES HAVE YOU MADE SINCE TAKING OVER THE FUND?

A. I focused on finding stocks that I felt already had priced in the possibility of a global recession. My reason for emphasizing those stocks was that I felt they had limited downside if a recession were to occur, and good potential for strong returns if the economy turned out to be stronger than most observers believed. Specifically, I made significant additions to the fund's holdings in America West, which staged a major rebound after resolving its labor dispute with its mechanics. Other airlines with most of their operations in the United States also posted strong returns, including Southwest Airlines and Atlantic Coast Airlines. I also added to the fund's holdings in Continental Airlines, which I liked because it has grown at a faster pace than the industry as a whole. That stock, too, posted decent gains since I added to the fund's stake in it.

Q. WERE THERE ANY DISAPPOINTMENTS AMONG THE FUND'S AIRLINE HOLDINGS?

A. Yes, there were. Atlantic Southeast Airlines (ASA) lagged the regional airline group, mostly due to operational and company-specific issues. Delta, which already owned roughly 27% of ASA, recently announced its intention to acquire the company.

Q. WHAT INVESTMENTS DID YOU CHOOSE OUTSIDE THE AIRLINE GROUP?

A. I added to the fund's stake in computer reservations provider Sabre Group, which performed relatively well. The company is getting more and more of the reservations business that airlines are increasingly outsourcing. In addition, Travelocity - the company's Internet booking and travel information service - continued to attract both new customers and higher sales. Airborne Freight, which I bought in the late fall when fears of a global recession were at their peak, and thus had an attractive valuation, has performed well.

Q. WHAT'S YOUR OUTLOOK?

A. I think that capacity growth - which is measured in available seat miles - will be an issue for airline stocks over the next two years. In an environment where capacity outpaces demand, it will be difficult for airlines to grow their earnings. However, if the U.S. economy remains robust and oil prices remain low, airline stocks could continue their recent strong performance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 034

TRADING SYMBOL: FSAIX

SIZE: as of February 28, 1999, more than $65 million

MANAGER: Christopher Zepf, since October
1998; manager, Fidelity Select Transportation
Portfolio, since 1998; joined Fidelity in 1998

AIR TRANSPORTATION PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.9%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 25.1%

Boeing Co.                        46,000                   $ 1,635,875

Cordant Technologies, Inc.        75,600                    2,943,675

Gulfstream Aerospace Corp. (a)    49,100                    2,197,225

Howmet International, Inc. (a)    39,000                    628,875

Kellstrom Industries, Inc. (a)    38,000                    615,125

Lockheed Martin Corp.             70,000                    2,638,125

Precision Castparts Corp.         13,400                    497,475

Sundstrand Corp.                  39,300                    2,660,119

United Technologies Corp.         24,000                    2,973,000

                                                            16,789,494

AIR TRANSPORTATION - 50.9%

Air Canada, Inc. (a)              75,001                    303,426

Alaska Air Group, Inc. (a)        37,300                    1,890,644

America West Holding Corp.        94,300                    1,603,100
Class B (a)

AMR Corp. (a)                     52,300                    2,899,381

ASA Holdings, Inc.                87,600                    2,940,075

Atlantic Coast Airlines           21,000                    672,000
Holdings (a)

Atlas Air, Inc. (a)               21,450                    646,181

British Airways PLC ADR           7,000                     518,000

Comair Holdings, Inc.             56,850                    2,138,981

Continental Airlines, Inc.        155,200                   5,373,801
Class B (a)

Delta Air Lines, Inc.             60,000                    3,648,750

Midwest Express Holdings,         70,400                    1,892,000
Inc. (a)

Northwest Airlines Corp.          142,000                   3,550,000
Class A (a)

Ryanair Holdings PLC              24,600                    931,725
sponsored ADR (a)

SkyWest, Inc.                     1,500                     47,156

Southwest Airlines Co.            79,400                    2,391,925

US Airways Group, Inc. (a)        53,800                    2,548,775

                                                            33,995,920

AUTOS, TIRES, & ACCESSORIES -
0.5%

World Fuel Services Corp.         30,200                    313,325

COMPUTER SERVICES & SOFTWARE
- 4.3%

Sabre Group Holdings, Inc.        73,000                    2,865,250
Class A (a)

DEFENSE ELECTRONICS - 0.8%

Litton Industries, Inc. (a)       10,000                    561,250

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.8%

AVTEAM, Inc. Class A (a)          252,300                   1,198,425

TRUCKING & FREIGHT - 9.5%

Airborne Freight Corp.            73,800                    2,878,200

Eagle USA Airfreight, Inc. (a)    35,000                    1,010,625

Expeditors International of       11,100                    516,844
Washington, Inc.

FDX Corp. (a)                     20,000                    1,910,000

                                                            6,315,669

TOTAL COMMON STOCKS                                         62,039,333
(Cost $54,824,623)

CASH EQUIVALENTS - 7.1%

                                 SHARES                    VALUE (NOTE 1)

Taxable Central Cash Fund (b)     4,743,535                $ 4,743,535
(Cost $4,743,535)

TOTAL INVESTMENT IN                                        $ 66,782,868
SECURITIES - 100%
(Cost $59,568,158)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $237,617,388 and $344,369,991, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $73,991 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $3,008,000. The weighted average interest rate was 5.94%.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $61,896,349. Net unrealized appreciation aggregated $4,886,519, of which $6,246,428 related to appreciated investment securities and $1,359,909 related to depreciated investment securities.

The fund hereby designates approximately $804,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 18% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

AIR TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 66,782,868
value  (cost $59,568,158) -
See accompanying schedule

Foreign currency held at                     318,434
value  (cost $321,010)

Receivable for investments                   1,775,553
sold

Receivable for fund shares                   1,309,792
sold

Dividends receivable                         42,072

Interest receivable                          15,702

Redemption fees receivable                   1,321

Other receivables                            575

 TOTAL ASSETS                                70,246,317

LIABILITIES

Payable for investments        $ 3,003,785
purchased

Payable for fund shares         1,221,159
redeemed

Accrued management fee          29,597

Other payables and accrued      42,365
expenses

 TOTAL LIABILITIES                           4,296,906

NET ASSETS                                  $ 65,949,411

Net Assets consist of:

Paid in capital                             $ 49,213,691

Accumulated undistributed net                9,519,067
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  7,216,653
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,375,389                   $ 65,949,411
shares outstanding

NET ASSET VALUE and                          $27.76
redemption price per share
($65,949,411 (divided by)
2,375,389 shares)

Maximum offering price per                   $28.62
share (100/97.00 of $27.76)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 379,217
Dividends

Interest                                        372,979

 TOTAL INCOME                                   752,196

EXPENSES

Management fee                   $ 573,138

Transfer agent fees               575,180

Accounting fees and expenses      98,333

Non-interested trustees'          374
compensation

Custodian fees and expenses       18,252

Registration fees                 17,710

Audit                             20,919

Legal                             638

Interest                          496

Reports to shareholders           18,150

 Total expenses before            1,323,190
reductions

 Expense reductions               (76,482)      1,246,708

NET INVESTMENT INCOME (LOSS)                    (494,512)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            10,288,875

 Foreign currency transactions    5,295         10,294,170

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (7,872,698)

 Assets and liabilities in        1,943         (7,870,755)
foreign currencies

NET GAIN (LOSS)                                 2,423,415

NET INCREASE (DECREASE) IN                     $ 1,928,903
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 432,957
charges paid to FDC

 Sales charges - Retained by                   $ 423,538
FDC

 Deferred sales charges                        $ 2,545
withheld   by FDC

 Exchange fees withheld by FSC                 $ 21,908

 Expense reductions  Directed                  $ 71,923
brokerage arrangements

  Custodian credits                             4,559

                                               $ 76,482


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (494,512)                   $ (529,067)
income (loss)

 Net realized gain (loss)         10,294,170                    13,099,045

 Change in net unrealized         (7,870,755)                   17,664,167
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,928,903                     30,234,145
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,287,140)                   (3,545,132)
from net realized gains

Share transactions Net            234,828,394                   317,061,095
proceeds from sales of shares

 Reinvestment of distributions    1,276,230                     3,512,172

 Cost of shares redeemed          (352,683,506)                 (202,499,252)

 NET INCREASE (DECREASE) IN       (116,578,882)                 118,074,015
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  701,437                       464,487

  TOTAL INCREASE (DECREASE)       (115,235,682)                 145,227,515
IN NET ASSETS

NET ASSETS

 Beginning of period              181,185,093                   35,957,578

 End of period                    65,949,411                    181,185,093

OTHER INFORMATION
Shares

 Sold                             8,676,907                     13,782,585

 Issued in reinvestment of        44,922                        154,313
distributions

 Redeemed                         (13,091,302)                  (9,221,113)

 Net increase (decrease)          (4,369,473)                   4,715,785





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999      1998       1997       1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 26.86   $ 17.72    $ 21.11    $ 13.93   $ 17.12
period

Income from Investment
Operations

Net investment income (loss) C    (.14)     (.19)      (.22)      (.01)     (.18)

Net realized and unrealized       1.06      10.59      (3.12)     7.47      (2.01)
gain (loss)

Total from investment             .92       10.40      (3.34)     7.46      (2.19)
operations

Less Distributions

From net realized gain            (.21)     (1.43)     (.07)      (.46)     (.92)

In excess of net realized gain    -         -          (.20)      -         (.17)

Total distributions               (.21)     (1.43)     (.27)      (.46)     (1.09)

Redemption fees added to paid     .19       .17        .22        .18       .09
in capital

Net asset value, end of period   $ 27.76   $ 26.86    $ 17.72    $ 21.11   $ 13.93

TOTAL RETURN A, B                 4.11%     61.10%     (15.06)%   54.91%    (12.45)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 65,949  $ 181,185  $ 35,958   $ 75,359  $ 18,633
(000 omitted)

Ratio of expenses to average      1.35%     1.93%      1.89%      1.47%     2.50% D
net assets

Ratio of expenses to average      1.27% E   1.87% E    1.80% E    1.41% E   2.50%
net assets after expense
reductions

Ratio of net investment           (.50)%    (.84)%     (1.10)%    (.07)%    (1.31)%
income (loss) to average net
assets

Portfolio turnover rate           260%      294%       469%       504%      200%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR AGREED TO
REIMBURSE A PORTION OF THE
FUND'S EXPENSES, OR EXPENSES
WERE LIMITED IN ACCORDANCE
WITH A STATE EXPENSE
LIMITATION. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. F FOR
THE YEAR ENDED FEBRUARY 29.

AUTOMOTIVE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT AUTOMOTIVE                -8.52%       30.40%        229.42%

SELECT AUTOMOTIVE (LOAD ADJ.)    -11.34%      26.41%        219.47%

S&P 500                          19.74%       194.91%       459.21%

GS Cyclical Industries           -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT AUTOMOTIVE              -8.52%       5.45%         12.66%

SELECT AUTOMOTIVE (LOAD ADJ.)  -11.34%      4.80%         12.32%

S&P 500                        19.74%       24.15%        18.78%

GS Cyclical Industries         -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Automotive                  S&P 500
             00502                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9884.69                    10233.00
  1989/04/30      10326.32                    10764.09
  1989/05/31      10478.89                    11200.04
  1989/06/30      10294.21                    11136.20
  1989/07/31      10655.55                    12141.80
  1989/08/31      10759.93                    12379.78
  1989/09/30      10511.01                    12329.02
  1989/10/31       9635.76                    12042.99
  1989/11/30       9724.09                    12288.66
  1989/12/31       9755.09                    12583.59
  1990/01/31       9497.50                    11739.23
  1990/02/28       9780.02                    11890.67
  1990/03/31      10145.63                    12205.77
  1990/04/30      10112.39                    11900.63
  1990/05/31      10685.73                    13060.94
  1990/06/30      10877.08                    12972.12
  1990/07/31      10910.78                    12930.61
  1990/08/31       9343.67                    11761.68
  1990/09/30       8450.59                    11188.89
  1990/10/31       8282.08                    11140.78
  1990/11/30       8770.75                    11860.47
  1990/12/31       9099.33                    12191.38
  1991/01/31       9613.28                    12722.92
  1991/02/28      10396.83                    13632.61
  1991/03/31      10481.09                    13962.52
  1991/04/30      10599.04                    13996.03
  1991/05/31      11450.00                    14600.66
  1991/06/30      11424.72                    13931.95
  1991/07/31      11896.54                    14581.18
  1991/08/31      12284.10                    14926.75
  1991/09/30      11921.81                    14677.48
  1991/10/31      12233.55                    14874.16
  1991/11/30      11626.93                    14274.73
  1991/12/31      12495.69                    15907.76
  1992/01/31      13845.61                    15611.87
  1992/02/29      15239.94                    15814.83
  1992/03/31      15568.54                    15506.44
  1992/04/30      16563.22                    15962.33
  1992/05/31      16554.34                    16040.54
  1992/06/30      16455.85                    15801.54
  1992/07/31      16607.07                    16447.82
  1992/08/31      15575.24                    16110.64
  1992/09/30      15317.29                    16300.75
  1992/10/31      15957.73                    16357.80
  1992/11/30      16731.60                    16915.60
  1992/12/31      17695.72                    17123.66
  1993/01/31      18512.86                    17267.50
  1993/02/28      18785.25                    17502.34
  1993/03/31      19793.06                    17871.64
  1993/04/30      19678.70                    17439.14
  1993/05/31      20877.02                    17906.51
  1993/06/30      21242.13                    17958.44
  1993/07/31      21485.54                    17886.61
  1993/08/31      22234.50                    18564.51
  1993/09/30      22468.54                    18421.56
  1993/10/31      22946.00                    18802.89
  1993/11/30      22946.00                    18624.26
  1993/12/31      23957.28                    18849.62
  1994/01/31      25322.97                    19490.50
  1994/02/28      24505.48                    18962.31
  1994/03/31      22783.94                    18135.55
  1994/04/30      22320.66                    18367.69
  1994/05/31      21989.98                    18668.92
  1994/06/30      21707.93                    18211.53
  1994/07/31      22359.56                    18808.87
  1994/08/31      21989.98                    19580.03
  1994/09/30      21056.31                    19100.32
  1994/10/31      21455.06                    19530.08
  1994/11/30      20161.53                    18818.79
  1994/12/31      20902.03                    19097.87
  1995/01/31      20405.39                    19593.08
  1995/02/28      21420.26                    20356.63
  1995/03/31      21312.30                    20957.35
  1995/04/30      21247.52                    21574.54
  1995/05/31      21679.38                    22436.88
  1995/06/30      22219.21                    22958.09
  1995/07/31      23817.09                    23719.38
  1995/08/31      23601.16                    23778.91
  1995/09/30      23719.92                    24782.38
  1995/10/31      22618.68                    24693.91
  1995/11/30      23180.09                    25777.97
  1995/12/31      23709.12                    26274.46
  1996/01/31      23428.41                    27168.84
  1996/02/29      23590.36                    27420.69
  1996/03/31      25026.30                    27684.75
  1996/04/30      26290.70                    28092.83
  1996/05/31      26896.08                    28817.34
  1996/06/30      26582.58                    28927.14
  1996/07/31      25036.71                    27649.13
  1996/08/31      25674.51                    28232.26
  1996/09/30      25890.72                    29821.17
  1996/10/31      26009.63                    30643.63
  1996/11/30      27328.49                    32959.99
  1996/12/31      27519.42                    32307.05
  1997/01/31      28001.43                    34325.59
  1997/02/28      28449.82                    34594.71
  1997/03/31      27889.34                    33173.21
  1997/04/30      28512.51                    35153.65
  1997/05/31      30143.12                    37293.80
  1997/06/30      31051.61                    38964.57
  1997/07/31      32414.34                    42064.98
  1997/08/31      32169.75                    39708.50
  1997/09/30      33928.48                    41883.33
  1997/10/31      32367.75                    40484.43
  1997/11/30      32146.45                    42358.45
  1997/12/31      32136.75                    43085.75
  1998/01/31      32124.04                    43562.28
  1998/02/28      34931.25                    46703.99
  1998/03/31      37052.53                    49095.70
  1998/04/30      36881.67                    49589.60
  1998/05/31      36675.78                    48737.16
  1998/06/30      36113.02                    50716.86
  1998/07/31      34767.87                    50176.72
  1998/08/31      28055.88                    42922.17
  1998/09/30      28069.60                    45671.77
  1998/10/31      30608.91                    49386.71
  1998/11/30      32269.75                    52380.04
  1998/12/31      33724.70                    55398.18
  1999/01/31      34163.93                    57714.93
  1999/02/26      31947.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 142800 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $31,947 - a 219.47% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                           % OF FUND'S INVESTMENTS

Federal-Mogul Corp.         8.4

Ford Motor Co.              7.3

TRW, Inc.                   6.2

Danaher Corp.               6.0

DaimlerChrysler AG (Reg.)   5.5

Eaton Corp.                 4.8

Honda Motor Co. Ltd.        4.7

AutoZone, Inc.              4.7

Johnson Controls, Inc.      4.6

General Motors Corp.        4.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Autos, Tires, & Accessories 92.9%
Iron & Steel 1.5%
Industrial Machinery
& Equipment 1.2%
Electronics 0.5%
Leisure Durables & Toys 0.4%
All Others 3.5%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 3.5
Row: 1, Col: 2, Value: 1.4
Row: 1, Col: 3, Value: 1.5
Row: 1, Col: 4, Value: 1.2
Row: 1, Col: 5, Value: 1.5
Row: 1, Col: 6, Value: 92.90000000000001

AUTOMOTIVE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Albert Grosman)

Albert Grosman,
Portfolio Manager
of Fidelity Select
Automotive Portfolio

Q. HOW DID THE FUND PERFORM, ALBERT?

A. For the 12 months that ended February 28, 1999, the fund returned -8.52%, while the Standard & Poor's 500 Index returned 19.74%. During the same period, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - generated a return of -4.79%.

Q. WHY DID THE FUND UNDERPERFORM ITS TWO BENCHMARKS OVER THE PAST 12
MONTHS?

A. Although it was a fairly good year for automakers, many auto-parts makers and retailers hit a rough patch as a result of continued softness in the after-market, or the market for replacement parts. Longer-lasting vehicles caused a drop in the demand for replacement parts - a trend that dragged down the performance of the entire automotive industry during the period. Parts manufacturers also faced pricing pressures as a result of sluggish sales in the after-market.

Q. SIX MONTHS AGO, YOU TALKED ABOUT THE DIFFICULT ENVIRONMENT FOR
CYCLICAL STOCKS. DID THAT SITUATION IMPROVE RECENTLY?

A. Somewhat. Fears of a slowdown in the economy continued to hurt cyclical stocks from August through October. However, many of these stocks rebounded in late October and early November when expectations grew that the Federal Reserve Board would continue to lower the target for interest rates. Generally, cyclical stocks - such as automakers - do well when rates are coming down because consumers tend to have more money. For instance, lower rates can prompt people to refinance their mortgages, leaving them with more disposable income. Automotive sales are heavily tied to the financial health of consumers. That said, even the recent improvement in the economic landscape couldn't erase the negative returns generated earlier in the year - or the pitfalls encountered by the parts makers over the past few months.

Q. WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?

A. Big contributors on the auto manufacturing side were Ford Motor Company and DaimlerChrysler. Ford was the best-performing stock in this group during the period, because the company was offering the right mix of products - such as its popular line of sport utility vehicles (SUVs), which sold well. In addition, DaimlerChrysler reaped the benefits of its merger, including cost-effectiveness and a well-received product line. Auto dealerships, such as Group 1 Automotive and Sonic Automotive, were also positive contributors for the fund. These companies have become more profitable over the past few years through consolidation in the industry.

Q. WHICH STOCKS WERE DISAPPOINTING?

A. Breed Technologies, a maker of seat belts, air bags and other safety equipment, was a big detractor from performance. Breed's restructuring efforts hit a roadblock as the company continued to struggle with the integration of several of its acquisitions. The fund sold its position in Breed by the end of the period. In addition, some auto-parts companies, such as Borg-Warner and Lear Corp., were unable to offset high fixed costs and lower demand from automakers.

Q. FEDERAL-MOGUL CONTINUED TO BE THE FUND'S NO. 1 HOLDING,
REPRESENTING MORE THAN 8% OF THE PORTFOLIO AT THE END OF THE PERIOD. WHAT DID YOU FIND ATTRACTIVE ABOUT THAT STOCK?

A. Federal-Mogul is one of the parts manufacturers that was able to achieve success through an aggressive acquisition strategy. The company's management team focused on generating strong returns, rather than just on growing the business.

Q. WHAT'S YOUR OUTLOOK FOR THE AUTOMOTIVE INDUSTRY?

A. Low interest rates and low unemployment bode well for the financial health of the average U.S. consumer - which is good news for automakers. As a result, I'm not terribly concerned about sales volumes in North America. However, I am concerned about pricing pressures that may arise because some manufacturers aren't offering competitive products in specific segments of the market, such as small passenger cars, compact SUVs and small pick-up trucks. As a result, some manufacturers may need to rely solely on price for its sales. We're witnessing a similar situation in Europe as pricing pressures are mounting in the market for smaller passenger cars. Overall, I think the global economy is stable. Therefore, manufacturers with competitive product lines and good management teams should continue to thrive in this market. On the other hand, auto-parts makers may continue to suffer as a result of increasing fixed costs and pricing pressures from the automakers.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 502

TRADING SYMBOL: FSAVX

SIZE: as of February 28, 1999, more than $64 million

MANAGER: Albert Grosman, since 1997; analyst, automotive manufacturing, automotive parts, tire and rental car industries, 1997- present; Latin
American steel, oil and cable industries, 1996-1997; joined Fidelity in 1996

AUTOMOTIVE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.8%

                                 SHARES                    VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
92.9%

American Axle & Manufacturing     24,000                   $ 352,500
Holdings, Inc. (a)

Arvin Industries, Inc.            27,200                    986,000

AutoZone, Inc. (a)                86,200                    3,017,000

Borg-Warner Automotive, Inc.      13,800                    601,163

DaimlerChrysler AG (Reg.)         37,927                    3,562,768

Dana Corp.                        48,500                    1,830,875

Danaher Corp.                     80,200                    3,869,650

Delphi Automotive Systems         4,000                     73,750
Corp. (a)

Discount Auto Parts, Inc. (a)     27,300                    585,244

Eaton Corp.                       44,750                    3,104,531

Federal-Mogul Corp.               110,500                   5,435,217

Ford Motor Co.                    79,500                    4,715,344

General Motors Corp.              32,600                    2,691,538

Gentex Corp. (a)                  60,700                    1,316,431

Goodyear Tire & Rubber Co.        30,500                    1,410,625

Group 1 Automotive, Inc. (a)      27,600                    695,175

Honda Motor Co. Ltd.              80,000                    3,035,000

Johnson Controls, Inc.            48,150                    2,961,225

Lear Corp. (a)                    40,900                    1,444,281

Magna International, Inc.         28,400                    1,695,185
Class A

Mascotech, Inc.                   26,300                    397,788

Monro Muffler Brake, Inc.         5,095                     42,671

Navistar International Corp.      43,100                    1,853,300
(a)

Oshkosh Truck Co. Class B         3,900                     131,625

Pep Boys-Manny, Moe & Jack        92,600                    1,689,950

Renault SA                        19,200                    899,640

Republic Industries, Inc. (a)     45,800                    561,050

Snap-On, Inc.                     33,100                    935,075

Sonic Automotive, Inc. (a)        20,000                    322,500

SPX Corp.                         45,600                    2,604,900

Standard Motor Products, Inc.     17,000                    364,438

Standard Products Co.             3,600                     54,000

Superior Industries               10,000                    247,500
International, Inc.

TBC Corp. (a)                     18,000                    102,375

Tower Automotive, Inc. (a)        64,400                    1,199,450

TRW, Inc.                         85,200                    4,025,700

Volkswagen AG                     12,200                    786,854

Volvo AB ADR Class B              12,000                    306,000

Wabash National Corp.             15,000                    184,688

Wynn's International, Inc.        3,600                     66,600

                                                            60,159,606

CHEMICALS & PLASTICS - 0.3%

Myers Industries, Inc.            9,200                     179,400

ELECTRONICS - 0.5%

Stoneridge, Inc. (a)              19,300                    326,894

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

Ballard Power Systems, Inc.       15,000                    405,889
(a)

Mark IV Industries, Inc.          26,100                    393,131

                                                            799,020



                                 SHARES                    VALUE (NOTE 1)

IRON & STEEL - 1.5%

Linamar Corp.                     40,100                   $ 712,747

SPS Technologies, Inc. (a)        6,600                     272,250

                                                            984,997

LEISURE DURABLES & TOYS - 0.4%

Coachmen Industries, Inc.         12,200                    247,050

TOTAL COMMON STOCKS                                         62,696,967
(Cost $63,821,267)

CASH EQUIVALENTS - 3.2%



Taxable Central Cash Fund (b)     2,063,258                 2,063,258
(Cost $2,063,258)

TOTAL INVESTMENT IN                                       $ 64,760,225
SECURITIES - 100%
(Cost $65,884,525)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $95,113,946 and $55,240,463, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $23,803 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America         82.4%

Germany                           6.7

Japan                             4.7

Canada                            4.3

France                            1.4

Others individually less than     0.5
1%

TOTAL                           100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $66,277,893. Net unrealized depreciation aggregated $1,517,668, of which $5,404,600 related to appreciated investment securities and $6,922,268 related to depreciated investment securities.

The fund hereby designates approximately $978,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At February 28, 1999, the fund had a capital loss carryforward of approximately $1,009,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $3,193,000 of losses recognized during the period November 1, 1998 to February 28,1999.

A total of 33% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

AUTOMOTIVE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 64,760,225
value  (cost $65,884,525) -
See accompanying schedule

Receivable for fund shares                 28,118
sold

Dividends receivable                       119,989

Interest receivable                        7,805

Redemption fees receivable                 82

Other receivables                          2,470

 TOTAL ASSETS                              64,918,689

LIABILITIES

Payable for fund shares        $ 293,270
redeemed

Accrued management fee          34,070

Other payables and accrued      50,255
expenses

 TOTAL LIABILITIES                         377,595

NET ASSETS                                $ 64,541,094

Net Assets consist of:

Paid in capital                           $ 70,210,580

Undistributed net investment               47,401
income

Accumulated undistributed net              (4,592,634)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (1,124,253)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,772,595                 $ 64,541,094
shares outstanding

NET ASSET VALUE and                        $23.28
redemption price per share
($64,541,094 (divided by)
2,772,595 shares)

Maximum offering price per                 $24.00
share (100/97.00 of $23.28)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 700,748
Dividends

Interest                                        225,135

 TOTAL INCOME                                   925,883

EXPENSES

Management fee                   $ 357,296

Transfer agent fees               397,375

Accounting fees and expenses      67,412

Non-interested trustees'          160
compensation

Custodian fees and expenses       13,317

Registration fees                 19,077

Audit                             15,140

Legal                             300

Reports to shareholders           6,518

 Total expenses before            876,595
reductions

 Expense reductions               (19,721)      856,874

NET INVESTMENT INCOME                           69,009

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (4,430,645)

 Foreign currency transactions    307           (4,430,338)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (3,784,738)

 Assets and liabilities in        105           (3,784,633)
foreign currencies

NET GAIN (LOSS)                                 (8,214,971)

NET INCREASE (DECREASE) IN                     $ (8,145,962)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 151,425
charges paid to FDC

 Sales charges - Retained by                   $ 151,425
FDC

 Deferred sales charges                        $ 1,131
withheld   by FDC

 Exchange fees withheld by FSC                 $ 4,493

 Expense reductions  Directed                  $ 18,421
brokerage arrangements

  Custodian credits                             1,300

                                               $ 19,721


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 69,009                      $ 108,611
income

 Net realized gain (loss)         (4,430,338)                   12,457,463

 Change in net unrealized         (3,784,633)                   (2,220,824)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (8,145,962)                   10,345,250
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (41,356)                      (202,512)
From net investment income

 From net realized gain           (2,674,498)                   (7,054,725)

 TOTAL DISTRIBUTIONS              (2,715,854)                   (7,257,237)

Share transactions Net            93,308,374                    38,285,022
proceeds from sales of shares

 Reinvestment of distributions    2,635,878                     7,198,159

 Cost of shares redeemed          (53,084,232)                  (102,498,033)

 NET INCREASE (DECREASE) IN       42,860,020                    (57,014,852)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  53,948                        69,215

  TOTAL INCREASE (DECREASE)       32,052,152                    (53,857,624)
IN NET ASSETS

NET ASSETS

 Beginning of period              32,488,942                    86,346,566

 End of period (including        $ 64,541,094                  $ 32,488,942
undistributed net investment
income of $47,401 and
$52,621, respectively)

OTHER INFORMATION
Shares

 Sold                             3,661,058                     1,443,301

 Issued in reinvestment of        97,455                        295,056
distributions

 Redeemed                         (2,167,227)                   (3,958,616)

 Net increase (decrease)          1,591,286                     (2,220,259)





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999      1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.50   $ 25.38   $ 21.85   $ 19.84   $ 25.48
period

Income from Investment
Operations

Net investment income C           .03       .05       .13       .03       .08

Net realized and unrealized       (2.09)    5.21      4.28      1.95      (3.46)
gain (loss)

Total from investment             (2.06)    5.26      4.41      1.98      (3.38)
operations

Less Distributions

 From net investment income       (.01)     (.08)     (.17)     -         (.05)

From net realized gain            (2.17)    (3.09)    (.75)     -         (2.26)

Total distributions               (2.18)    (3.17)    (.92)     -         (2.31)

Redemption fees added to paid     .02       .03       .04       .03       .05
in capital

Net asset value, end of period   $ 23.28   $ 27.50   $ 25.38   $ 21.85   $ 19.84

TOTAL RETURN A, B                 (8.52)%   22.78%    20.60%    10.13%    (12.59)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 64,541  $ 32,489  $ 86,347  $ 55,753  $ 60,075
(000 omitted)

Ratio of expenses to average      1.45%     1.60%     1.56%     1.81%     1.82%
net assets

Ratio of expenses to average      1.41% D   1.56% D   1.52% D   1.80% D   1.80% D
net assets after expense
reductions

Ratio of net investment           .11%      .17%      .54%      .13%      .34%
income to average net assets

Portfolio turnover rate           96%       153%      175%      61%       63%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.


CHEMICALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT CHEMICALS                -23.66%      47.01%        187.59%

SELECT CHEMICALS (LOAD ADJ.)    -26.02%      42.53%        178.89%

S&P 500                         19.74%       194.91%       459.21%

GS Cyclical Industries          -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT CHEMICALS               -23.66%      8.01%         11.14%

SELECT CHEMICALS  (LOAD ADJ.)  -26.02%      7.34%         10.80%

S&P 500                        19.74%       24.15%        18.78%

GS Cyclical Industries         -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Chemicals                   S&P 500
             00069                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9806.08                    10233.00
  1989/04/30      10086.13                    10764.09
  1989/05/31      10319.51                    11200.04
  1989/06/30      10196.30                    11136.20
  1989/07/31      10846.04                    12141.80
  1989/08/31      11342.90                    12379.78
  1989/09/30      10939.47                    12329.02
  1989/10/31      10166.57                    12042.99
  1989/11/30      10383.15                    12288.66
  1989/12/31      10801.78                    12583.59
  1990/01/31      10032.14                    11739.23
  1990/02/28      10099.26                    11890.67
  1990/03/31      10399.06                    12205.77
  1990/04/30      10157.43                    11900.63
  1990/05/31      11043.41                    13060.94
  1990/06/30      11133.55                    12972.12
  1990/07/31      11170.38                    12930.61
  1990/08/31       9678.54                    11761.68
  1990/09/30       9199.68                    11188.89
  1990/10/31       9305.58                    11140.78
  1990/11/30       9927.18                    11860.47
  1990/12/31      10355.40                    12191.38
  1991/01/31      11050.67                    12722.92
  1991/02/28      11897.89                    13632.61
  1991/03/31      12183.36                    13962.52
  1991/04/30      12086.67                    13996.03
  1991/05/31      12924.68                    14600.66
  1991/06/30      12573.42                    13931.95
  1991/07/31      13179.43                    14581.18
  1991/08/31      13438.48                    14926.75
  1991/09/30      13336.71                    14677.48
  1991/10/31      13549.51                    14874.16
  1991/11/30      12874.11                    14274.73
  1991/12/31      14358.97                    15907.76
  1992/01/31      14634.73                    15611.87
  1992/02/29      15162.50                    15814.83
  1992/03/31      15053.14                    15506.44
  1992/04/30      15599.92                    15962.33
  1992/05/31      15509.59                    16040.54
  1992/06/30      15049.86                    15801.54
  1992/07/31      15524.75                    16447.82
  1992/08/31      14994.29                    16110.64
  1992/09/30      15009.45                    16300.75
  1992/10/31      14857.89                    16357.80
  1992/11/30      15307.51                    16915.60
  1992/12/31      15637.59                    17123.66
  1993/01/31      15621.51                    17267.50
  1993/02/28      15348.01                    17502.34
  1993/03/31      15712.67                    17871.64
  1993/04/30      16004.11                    17439.14
  1993/05/31      16246.43                    17906.51
  1993/06/30      15838.89                    17958.44
  1993/07/31      16081.21                    17886.61
  1993/08/31      16868.75                    18564.51
  1993/09/30      16334.55                    18421.56
  1993/10/31      16951.36                    18802.89
  1993/11/30      17078.03                    18624.26
  1993/12/31      17632.49                    18849.62
  1994/01/31      19004.97                    19490.50
  1994/02/28      18975.01                    18962.31
  1994/03/31      18405.64                    18135.55
  1994/04/30      19295.72                    18367.69
  1994/05/31      19760.31                    18668.92
  1994/06/30      19512.93                    18211.53
  1994/07/31      20393.85                    18808.87
  1994/08/31      21576.45                    19580.03
  1994/09/30      21419.58                    19100.32
  1994/10/31      21383.37                    19530.08
  1994/11/30      19706.01                    18818.79
  1994/12/31      20237.75                    19097.87
  1995/01/31      19708.90                    19593.08
  1995/02/28      20852.70                    20356.63
  1995/03/31      21492.24                    20957.35
  1995/04/30      21952.96                    21574.54
  1995/05/31      22171.56                    22436.88
  1995/06/30      22546.29                    22958.09
  1995/07/31      23614.27                    23719.38
  1995/08/31      23714.20                    23778.91
  1995/09/30      24088.93                    24782.38
  1995/10/31      22889.79                    24693.91
  1995/11/30      23889.07                    25777.97
  1995/12/31      24578.40                    26274.46
  1996/01/31      25708.14                    27168.84
  1996/02/29      26582.33                    27420.69
  1996/03/31      27866.73                    27684.75
  1996/04/30      28157.12                    28092.83
  1996/05/31      28096.21                    28817.34
  1996/06/30      27737.57                    28927.14
  1996/07/31      26614.26                    27649.13
  1996/08/31      27791.70                    28232.26
  1996/09/30      29023.28                    29821.17
  1996/10/31      29219.52                    30643.63
  1996/11/30      30295.46                    32959.99
  1996/12/31      29867.48                    32307.05
  1997/01/31      30334.94                    34325.59
  1997/02/28      30586.65                    34594.71
  1997/03/31      29601.38                    33173.21
  1997/04/30      30695.94                    35153.65
  1997/05/31      32207.70                    37293.80
  1997/06/30      33093.16                    38964.57
  1997/07/31      35742.34                    42064.98
  1997/08/31      35850.32                    39708.50
  1997/09/30      36073.49                    41883.33
  1997/10/31      34273.77                    40484.43
  1997/11/30      34468.14                    42358.45
  1997/12/31      34789.19                    43085.75
  1998/01/31      34287.65                    43562.28
  1998/02/28      36540.59                    46703.99
  1998/03/31      37885.99                    49095.70
  1998/04/30      38001.45                    49589.60
  1998/05/31      36513.91                    48737.16
  1998/06/30      33571.33                    50716.86
  1998/07/31      30718.18                    50176.72
  1998/08/31      27003.38                    42922.17
  1998/09/30      26873.32                    45671.77
  1998/10/31      27613.03                    49386.71
  1998/11/30      29604.55                    52380.04
  1998/12/31      29259.25                    55398.18
  1999/01/31      27635.73                    57714.93
  1999/02/26      27889.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 143208 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $27,889 - a 178.89% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                                 % OF FUND'S INVESTMENTS

du Pont (E.I.) de Nemours & Co.   9.2

Dow Chemical Co.                  8.8

Minnesota Mining &                7.4
Manufacturing Co.

Praxair, Inc.                     6.3

PPG Industries, Inc.              5.6

Avery Dennison Corp.              3.8

Monsanto Co.                      3.4

Morton International, Inc.        3.3

Rohm & Haas Co.                   3.2

Air Products & Chemicals, Inc.    3.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Chemicals & Plastics 66.8%
Consumer Durables 7.4%
Drugs & Pharmaceuticals 5.3%
Agriculture 5.2%
Building Materials 4.3%
All Others 11.0%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 11.0
Row: 1, Col: 2, Value: 4.3
Row: 1, Col: 3, Value: 5.2
Row: 1, Col: 4, Value: 5.3
Row: 1, Col: 5, Value: 7.4
Row: 1, Col: 6, Value: 66.8

CHEMICALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Dylan J. Yolles)

NOTE TO SHAREHOLDERS:
Dylan J. Yolles became
Portfolio Manager of Fidelity Select Chemicals Portfolio on January 4,
1999.

Q. HOW DID THE FUND PERFORM, DYLAN?

A. For the 12 months that ended February 28, 1999, the fund had a total return of -23.66%. During the same period, the Standard & Poor's 500 Index had a return of 19.74%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - had a return of -4.79%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The chemical industry faced an unfavorable supply/demand balance that lowered chemical prices, reduced profitability and caused a sharp drop in its stock prices. A great deal of new production capacity in the industry became operational in 1997 and 1998, increasing supply at the very time that a worsening global economy caused a weakness in demand, resulting in lower prices. Asia's economic problems put pressure on U.S. companies in two ways: They had to compete domestically against cheap imports from Asia, and they faced declining export markets in that region of the world. Although the U.S. economy grew, the most significant growth occurred in technology, rather than basic industries. When the unfavorable supply/demand balance caused earnings disappointments, the stock prices of chemical companies corrected sharply.

Q. WERE THERE ANY BRIGHT SPOTS IN PERFORMANCE, AND WHERE WERE THE
BIGGEST DISAPPOINTMENTS?

A. Monsanto's basic agricultural business continued to do well, and its Searle pharmaceutical division successfully introduced a new anti-arthritis drug - Celebrex. The stock performance also was helped by reports that Monsanto might be acquired by a larger company. In general, we had disappointments among the small- and mid-cap specialty companies, including Witco, Sealed Air and Cytec. Each of these companies had its own problems, but the group as a whole was penalized when analysts lowered growth expectations in light of disappointing earnings. DuPont, the biggest company in the industry, was a major disappointment as it failed to meet earnings expectations.

Q. WHAT CHANGES HAVE YOU MADE IN THE PORTFOLIO SINCE TAKING OVER THE FUND IN JANUARY?

A. In general, I have given the fund a larger-cap bias. I believe that in a relatively tough economic environment, the downside risk of large-cap companies is more limited. These companies are much better able to weather the storm, but still have the potential to do well in a recovery. I increased the exposure to commodity companies, including Dow Chemical and Union Carbide. Profit margins in commodities have reached historical lows. In the past, this has been a good time to begin buying the stocks, since stock performance should do better when profit margins recover. I also added some higher-quality specialty companies in the mid- to large-cap areas. Two examples are Morton International, which was recently acquired by Rohm & Haas, and Avery Dennison Corp., manufacturer of labels and adhesives. In addition, I added industrial gas companies such as Praxair. These larger-cap stocks were relatively inexpensive. Historically, they have shown good earnings growth, and have had fairly stable earnings during economic downturns.

Q. HOW WOULD YOU DESCRIBE YOUR INVESTMENT STYLE, DYLAN?

A. I look for companies with demonstrated records of financial success, which usually are a combination of a high return on capital and good earnings growth. I also like companies with good records of adding new products and strong market positions. Finally, I balance valuations relative to the company's fundamental outlook. I want to make sure I am paying a reasonable price for the stock.

Q. WHAT IS YOUR OUTLOOK?

A. A lot depends on what happens in the global economy over the next 12 months. The chemical company stocks are cheap relative to the overall market. If there is improvement in Asia and a bottom to the recession in Latin America, I think that chemical stocks have the potential to go up significantly and quickly. While few analysts are optimistic about the near-term economic outlook, keep in mind that this is a cyclical industry: The best time to buy cyclical companies is when things have not gone well. Eventually, things will get better, but you have to be patient.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 069

TRADING SYMBOL: FSCHX

SIZE: as of February 28, 1999, more than $31 million

MANAGER: Dylan J. Yolles, since January 1999;
equity analyst, commodity and diversified
chemicals, since 1998; equity analyst, gaming
and lodging, 1997-1998; joined Fidelity in
1997

CHEMICALS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.2%

                                SHARES                    VALUE (NOTE 1)

AGRICULTURE - 5.2%

Delta & Pine Land Co.            22,000                   $ 712,250

Pioneer Hi-Bred                  40,900                    958,594
International, Inc.

                                                           1,670,844

BUILDING MATERIALS - 4.3%

Owens-Corning                    11,700                    372,206

Sherwin-Williams Co.             41,500                    998,594

                                                           1,370,800

CHEMICALS & PLASTICS - 66.8%

Agrium, Inc.                     25,300                    201,353

Air Products & Chemicals,        32,000                    1,028,000
Inc.

Arch Chemicals, Inc. (a)         11,550                    219,450

Avery Dennison Corp.             22,600                    1,213,338

Borden Chemicals&Plastics        6,900                     34,500
Ltd.

Cabot Corp.                      14,500                    365,219

Cytec Industries, Inc. (a)       18,800                    504,075

Dow Chemical Co.                 28,600                    2,813,525

du Pont (E.I.) de Nemours &      57,400                    2,945,335
Co.

Eastman Chemical Co.             16,100                    759,719

Ferro Corp.                      14,600                    312,075

Geon Co.                         8,300                     189,344

Great Lakes Chemical Corp.       400                       15,575

IMC Global, Inc.                 30,200                    602,113

Methanex Corp. (a)               38,100                    162,982

Millennium Chemicals, Inc.       19,300                    348,606

Minerals Technologies, Inc.      10,100                    433,669

Monsanto Co.                     24,000                    1,093,500

Morton International, Inc.       29,100                    1,051,238

Olin Corp.                       23,100                    293,081

Potash Corp. of Saskatchewan     7,400                     420,354

PPG Industries, Inc.             34,400                    1,790,950

Praxair, Inc.                    57,600                    2,012,400

Raychem Corp.                    19,700                    449,406

Rohm & Haas Co.                  33,000                    1,031,250

Union Carbide Corp.              19,000                    836,000

Valspar Corp.                    8,300                     269,750

                                                           21,396,807

CONSUMER DURABLES - 7.4%

Minnesota Mining &               31,900                    2,362,594
Manufacturing Co.

DRUGS & PHARMACEUTICALS - 5.3%

Cambrex Corp.                    8,700                     208,256

Chirex, Inc. (a)                 10,300                    215,013

Rhone-Poulenc SA sponsored       11,500                    529,000
ADR  Class A

Sigma-Aldrich Corp.              27,700                    730,588

                                                           1,682,857



                                SHARES                    VALUE (NOTE 1)

ELECTRONIC INSTRUMENTS - 0.8%

Optical Coating Laboratories,    8,000                    $ 256,000
Inc.

SERVICES - 2.8%

Ecolab, Inc.                     22,500                    897,188

TEXTILES & APPAREL - 0.6%

Polymer Group, Inc. (a)          19,500                    196,219

TOTAL COMMON STOCKS                                        29,833,309
(Cost $31,457,897)

CASH EQUIVALENTS - 6.8%



Taxable Central Cash Fund (b)    2,189,378                 2,189,378
(Cost $2,189,378)

TOTAL INVESTMENT IN                                      $ 32,022,687
SECURITIES - 100%
(Cost $33,647,275)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $61,535,452 and $82,787,097, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $21,237 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $34,170,646. Net unrealized depreciation aggregated $2,147,959, of which $1,268,936 related to appreciated investment securities and $3,416,895 related to depreciated investment securities.

The fund hereby designates approximately $3,906,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer its fiscal year ending February 29, 2000 approximately $1,740,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

A total of 34% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentages for use in preparing 1999 income tax returns.

CHEMICALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    FEBRUARY 28, 1999

ASSETS

Investment in securities, at             $ 32,022,687
value  (cost $33,647,275) -
See accompanying schedule

Receivable for investments                7,140
sold

Receivable for fund shares                19,812
sold

Dividends receivable                      89,345

Interest receivable                       11,964

Redemption fees receivable                128

Other receivables                         2,035

 TOTAL ASSETS                             32,153,111

LIABILITIES

Payable to custodian bank      $ 5,061

Payable for investments         3,700
purchased

Payable for fund shares         232,787
redeemed

Accrued management fee          16,196

Other payables and accrued      33,628
expenses

 TOTAL LIABILITIES                        291,372

NET ASSETS                               $ 31,861,739

Net Assets consist of:

Paid in capital                          $ 34,103,460

Undistributed net investment              159,886
income

Accumulated undistributed net             (777,032)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               (1,624,575)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 1,024,331                $ 31,861,739
shares outstanding

NET ASSET VALUE and                       $31.10
redemption price per share
($31,861,739 (divided by)
1,024,331 shares)

Maximum offering price per                $32.06
share (100/97.00 of $31.10)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                               $ 774,503
Dividends

Interest (including income on                    149,011
securities loaned of $8,336)

 TOTAL INCOME                                    923,514

EXPENSES

Management fee                   $ 276,652

Transfer agent fees               359,063

Accounting and security           62,653
lending fees

Non-interested trustees'          154
compensation

Custodian fees and expenses       7,794

Registration fees                 17,086

Audit                             13,240

Legal                             319

Reports to shareholders           11,132

 Total expenses before            748,093
reductions

 Expense reductions               (32,787)       715,306

NET INVESTMENT INCOME                            208,208

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,554,482

 Foreign currency transactions    3,597          2,558,079

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (15,018,197)

 Assets and liabilities in        186            (15,018,011)
foreign currencies

NET GAIN (LOSS)                                  (12,459,932)

NET INCREASE (DECREASE) IN                      $ (12,251,724)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 45,096
charges paid to FDC

 Sales charges - Retained by                    $ 44,178
FDC

 Deferred sales charges                         $ 7,081
withheld   by FDC

 Exchange fees withheld by FSC                  $ 7,718

 Expense reductions  Directed                   $ 32,355
brokerage arrangements

  Custodian credits                              432

                                                $ 32,787


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 208,208                     $ (39,750)
income (loss)

 Net realized gain (loss)         2,558,079                     11,437,021

 Change in net unrealized         (15,018,011)                  2,762,987
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (12,251,724)                  14,160,258
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (51,919)                      -
From net investment income

 From net realized gain           (3,969,737)                   (6,539,426)

 In excess of net realized        (773,436)                     -
gain

 TOTAL DISTRIBUTIONS              (4,795,092)                   (6,539,426)

Share transactions Net            17,546,799                    31,893,479
proceeds from sales of shares

 Reinvestment of distributions    4,627,284                     6,395,130

 Cost of shares redeemed          (42,678,413)                  (88,066,094)

 NET INCREASE (DECREASE) IN       (20,504,330)                  (49,777,485)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  63,464                        96,792

  TOTAL INCREASE (DECREASE)       (37,487,682)                  (42,059,861)
IN NET ASSETS

NET ASSETS

 Beginning of period              69,349,421                    111,409,282

 End of period (including        $ 31,861,739                  $ 69,349,421
undistributed net investment
income of $159,886 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             503,657                       706,740

 Issued in reinvestment of        132,380                       150,551
distributions

 Redeemed                         (1,122,609)                   (1,965,911)

 Net increase (decrease)          (486,572)                     (1,108,620)



FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998      1997       1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 45.90    $ 42.53   $ 39.53    $ 33.91   $ 31.66
period

Income from Investment
Operations

Net investment income (loss)      .17        (.02)     .28        .01       .36
C

Net realized and unrealized       (10.77)    7.88      5.49       8.89      2.65
gain (loss)

Total from investment             (10.60)    7.86      5.77       8.90      3.01
operations

Less Distributions

 From net investment income       (.05)      -         (.12)      (.08)     (.22)

From net realized gain            (3.52)     (4.54)    (2.74)     (3.22)    (.60)

In excess of net realized gain    (.68)      -         -          -         -

Total distributions               (4.25)     (4.54)    (2.86)     (3.30)    (.82)

Redemption fees added to paid     .05        .05       .09        .02       .06
in capital

Net asset value, end of period   $ 31.10    $ 45.90   $ 42.53    $ 39.53   $ 33.91

TOTAL RETURN A, B                 (23.66)%   19.47%    15.06%     27.48%    9.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 31,862   $ 69,349  $ 111,409  $ 89,230  $ 97,511
(000 omitted)

Ratio of expenses to average      1.58%      1.68%     1.83%      1.99%     1.52%
net assets

Ratio of expenses to average      1.51% D    1.67% D   1.81% D    1.97% D   1.51% D
net assets after expense
reductions

Ratio of net investment           .44%       (.05)%    .67%       .04%      1.07%
income (loss) to average net
assets

Portfolio turnover rate           141%       31%       207%       87%       106%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


CONSTRUCTION AND HOUSING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT CONSTRUCTION  AND      -2.16%       73.11%        294.62%
HOUSING

SELECT CONSTRUCTION  AND      -5.17%       67.84%        282.71%
HOUSING (LOAD ADJ.)

S&P 500                       19.74%       194.91%       459.21%

GS Cyclical Industries        -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT CONSTRUCTION  AND    -2.16%       11.60%        14.71%
HOUSING

SELECT CONSTRUCTION  AND    -5.17%       10.91%        14.36%
HOUSING (LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Cyclical Industries      -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Construction & Housing      S&P 500
             00511                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9946.27                    10233.00
  1989/04/30      10335.54                    10764.09
  1989/05/31      10700.98                    11200.04
  1989/06/30      10694.22                    11136.20
  1989/07/31      11128.12                    12141.80
  1989/08/31      11315.29                    12379.78
  1989/09/30      11519.47                    12329.02
  1989/10/31      10872.88                    12042.99
  1989/11/30      11034.53                    12288.66
  1989/12/31      10791.20                    12583.59
  1990/01/31      10110.51                    11739.23
  1990/02/28      10319.26                    11890.67
  1990/03/31      10900.11                    12205.77
  1990/04/30      10582.46                    11900.63
  1990/05/31      11562.65                    13060.94
  1990/06/30      11353.90                    12972.12
  1990/07/31      10761.70                    12930.61
  1990/08/31       9393.52                    11761.68
  1990/09/30       8423.54                    11188.89
  1990/10/31       8127.44                    11140.78
  1990/11/30       8913.63                    11860.47
  1990/12/31       9750.88                    12191.38
  1991/01/31      10608.55                    12722.92
  1991/02/28      11537.69                    13632.61
  1991/03/31      11823.58                    13962.52
  1991/04/30      12007.37                    13996.03
  1991/05/31      13201.98                    14600.66
  1991/06/30      12528.09                    13931.95
  1991/07/31      12854.83                    14581.18
  1991/08/31      13385.76                    14926.75
  1991/09/30      13089.66                    14677.48
  1991/10/31      12865.04                    14874.16
  1991/11/30      12221.78                    14274.73
  1991/12/31      13779.44                    15907.76
  1992/01/31      14803.81                    15611.87
  1992/02/29      15046.14                    15814.83
  1992/03/31      15035.12                    15506.44
  1992/04/30      15244.40                    15962.33
  1992/05/31      15729.05                    16040.54
  1992/06/30      14605.15                    15801.54
  1992/07/31      14869.69                    16447.82
  1992/08/31      14362.65                    16110.64
  1992/09/30      14550.03                    16300.75
  1992/10/31      15057.08                    16357.80
  1992/11/30      15927.88                    16915.60
  1992/12/31      16357.77                    17123.66
  1993/01/31      17041.18                    17267.50
  1993/02/28      17349.81                    17502.34
  1993/03/31      17757.65                    17871.64
  1993/04/30      17338.64                    17439.14
  1993/05/31      17526.14                    17906.51
  1993/06/30      17735.71                    17958.44
  1993/07/31      18342.34                    17886.61
  1993/08/31      19103.39                    18564.51
  1993/09/30      19721.05                    18421.56
  1993/10/31      20437.97                    18802.89
  1993/11/30      20118.11                    18624.26
  1993/12/31      21855.75                    18849.62
  1994/01/31      22569.77                    19490.50
  1994/02/28      22112.35                    18962.31
  1994/03/31      20818.19                    18135.55
  1994/04/30      20771.09                    18367.69
  1994/05/31      19671.97                    18668.92
  1994/06/30      19189.70                    18211.53
  1994/07/31      19739.26                    18808.87
  1994/08/31      20490.70                    19580.03
  1994/09/30      19346.72                    19100.32
  1994/10/31      18774.73                    19530.08
  1994/11/30      18012.08                    18818.79
  1994/12/31      18370.94                    19097.87
  1995/01/31      18451.57                    19593.08
  1995/02/28      19338.44                    20356.63
  1995/03/31      19683.98                    20957.35
  1995/04/30      19707.01                    21574.54
  1995/05/31      20674.51                    22436.88
  1995/06/30      20870.31                    22958.09
  1995/07/31      21837.81                    23719.38
  1995/08/31      21849.33                    23778.91
  1995/09/30      21722.63                    24782.38
  1995/10/31      21711.11                    24693.91
  1995/11/30      23047.18                    25777.97
  1995/12/31      23657.59                    26274.46
  1996/01/31      23609.43                    27168.84
  1996/02/29      23549.23                    27420.69
  1996/03/31      24355.88                    27684.75
  1996/04/30      24386.80                    28092.83
  1996/05/31      25189.24                    28817.34
  1996/06/30      25339.70                    28927.14
  1996/07/31      24273.95                    27649.13
  1996/08/31      25414.93                    28232.26
  1996/09/30      26794.13                    29821.17
  1996/10/31      26392.91                    30643.63
  1996/11/30      27596.58                    32959.99
  1996/12/31      26783.37                    32307.05
  1997/01/31      27050.06                    34325.59
  1997/02/28      27939.03                    34594.71
  1997/03/31      27138.96                    33173.21
  1997/04/30      27690.32                    35153.65
  1997/05/31      30340.31                    37293.80
  1997/06/30      30878.81                    38964.57
  1997/07/31      34124.00                    42064.98
  1997/08/31      34024.80                    39708.50
  1997/09/30      35101.80                    41883.33
  1997/10/31      33741.38                    40484.43
  1997/11/30      34492.44                    42358.45
  1997/12/31      34773.99                    43085.75
  1998/01/31      36025.73                    43562.28
  1998/02/28      39124.55                    46703.99
  1998/03/31      41139.55                    49095.70
  1998/04/30      41124.05                    49589.60
  1998/05/31      40404.99                    48737.16
  1998/06/30      40848.66                    50716.86
  1998/07/31      39379.95                    50176.72
  1998/08/31      33321.49                    42922.17
  1998/09/30      32939.01                    45671.77
  1998/10/31      36534.31                    49386.71
  1998/11/30      39364.65                    52380.04
  1998/12/31      42715.16                    55398.18
  1999/01/31      41980.80                    57714.93
  1999/02/26      38271.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 143221 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on February, 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $38,271 - a 282.71% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                         % OF FUND'S INVESTMENTS

Lowe's Companies, Inc.    9.0

Danaher Corp.             8.6

Masco Corp.               6.7

Home Depot, Inc.          6.3

Fannie Mae                6.1

Black & Decker Corp.      5.4

Shaw Industries, Inc.     4.3

Leggett & Platt, Inc.     4.2

Lennar Corp.              4.1

Mohawk Industries, Inc.   4.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Building Materials 15.9%
Retail & Wholesale,
Miscellaneous 15.3%
Home Furnishings 9.7%
Construction 9.7%
Autos, Tires, & Accessories 8.6%
All Others 40.8%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 40.8
Row: 1, Col: 2, Value: 8.6
Row: 1, Col: 3, Value: 9.699999999999999
Row: 1, Col: 4, Value: 9.699999999999999
Row: 1, Col: 5, Value: 15.3
Row: 1, Col: 6, Value: 15.9

CONSTRUCTION AND HOUSING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Yolanda McGettigan)

Yolanda McGettigan,
Portfolio Manager of Fidelity Select Construction and Housing
Portfolio

Q. HOW DID THE FUND PERFORM, YOLANDA?

A. For the 12 months that ended February 28, 1999, the fund returned -2.16%. For the same 12-month period, the Standard and Poor's 500 Index returned 19.74%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79%. The fund outperformed the Goldman Sachs index because the index contains many cyclical industries, some of which had weaker performance than housing and construction. In addition, the fund was underweighted in construction and engineering stocks that suffered from weak overseas economies and falling commodity prices.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PAST
YEAR?

A. The biggest factor was the strong housing market, which expanded for the eighth year in a row. Both housing starts and housing turnover
- which measure new construction activity and sales of new and existing homes, respectively - hit record levels in 1998. This trend increased demand for construction materials, home furnishings and appliances. However, many stock prices didn't reflect these positive conditions because investors had been anticipating the housing market's peak for several years and were reluctant to bid up prices. Stocks in the construction and engineering sector performed poorly because of declining economies in Asia and Latin America and collapsing commodity prices. Reduced demand and weak pricing forced a number of industries to cut back capital spending for large-scale construction projects.

Q. DID YOU CHANGE THE FUND'S INVESTMENT STRATEGY DURING THE YEAR?

A. Yes, I made several strategic changes. First, I shifted assets away from companies with significant ties to international economies and into domestic companies that could benefit from the strong housing market. Second, within the housing sector I emphasized companies with growth characteristics independent of the housing market's strength. Third, I increased the fund's exposure to high-quality mid- and large-cap stocks that tend to perform better in unpredictable markets.

Q. WHAT HOLDINGS PERFORMED WELL DURING THE YEAR?

A. Maytag performed well. Maytag is a leading appliance producer that successfully implemented a premium brand and product innovation strategy. For example, Maytag introduced the "Neptune" class of washing machines late in 1997. Despite the machine's $1,100 price tag
- considerably higher than the $350 charge for an average washer - sales exceeded expectations. Danaher Corp. also did well. Danaher manufactures Sears' Craftsman tools as well as controls used in manufacturing automation and environmental testing. By employing an aggressive acquisition strategy, the company has generated a 10-year record of consistent earnings growth, and traded at a price-to-earnings ratio about twice the industry average. Home Depot's stock price benefited from the company's increased market share of a strong repair and remodeling market driven by booming home sales.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. I had a positive outlook for Owens-Corning, the country's largest fiberglass insulation manufacturer. Successive price increases and a significant restructuring had positioned Owens-Corning for strong earnings growth. However, the stock had disappointing performance because the company settled an asbestos lawsuit for a higher-than-expected sum. Although the settlement removed a great deal of financial uncertainty, it significantly reduced potential upside in the stock price. Another disappointing stock was Black & Decker, the world's leading power-tool manufacturer. Despite a successful restructuring that included divesting underperforming businesses, weaker-than-expected revenue growth held the stock down.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I have a guarded outlook. The housing and construction industries are cyclical and 1998 marks the eighth consecutive year of economic expansion. The housing market's performance is tied to the strength of the economy and the direction of interest rates, and some leading indicators suggest that housing-related activity may slow down in 1999. Construction and engineering stocks with global exposure and strong ties to capital spending may continue to suffer in the absence of an interest-rate cut or signs of recovery in foreign economies. As a result, I anticipate underweighting this sector in favor of housing-market stocks. Within the housing sector, I am planning to stick with medium- and large-cap companies that offer steady growth and that are taking decisive steps to shield their earnings from a weaker economy.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

NOTE TO SHAREHOLDERS: Effective April 30, 1999, Brian Hogan will become manager of Select Construction & Housing Portfolio.

(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 511

TRADING SYMBOL: FSHOX

SIZE: as of February 28, 1999, more than $51 million

MANAGER: Yolanda McGettigan, since 1997;
analyst, appliances, building materials, home-building, engineering and construction industries, since 1997; joined Fidelity in 1997

CONSTRUCTION AND HOUSING PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 98.0%

                                 SHARES                    VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
8.6%

Danaher Corp.                     88,600                   $ 4,274,950

BUILDING MATERIALS - 15.9%

Carlisle Companies, Inc.          12,600                    521,325

Elcor Corp.                       15,800                    497,700

Lafarge Corp.                     15,800                    503,625

Lone Star Industries, Inc.        3,300                     108,900

Masco Corp.                       125,800                   3,302,250

Owens-Corning                     12,400                    394,475

Sherwin-Williams Co.              36,500                    878,281

Southdown, Inc.                   6,040                     285,013

USG Corp.                         11,900                    596,488

Vulcan Materials Co.              5,900                     795,025

                                                            7,883,082

CONSTRUCTION - 9.7%

Centex Corp.                      27,500                    1,012,344

Clayton Homes, Inc.               35,000                    433,125

Jacobs Engineering Group,         7,000                     276,938
Inc. (a)

Kaufman & Broad Home Corp.        45,000                    1,012,500

Lennar Corp.                      88,000                    2,040,500

                                                            4,775,407

CONSUMER ELECTRONICS - 8.5%

Black & Decker Corp.              54,800                    2,671,500

Maytag Corp.                      27,300                    1,530,506

                                                            4,202,006

CREDIT & OTHER FINANCE - 2.2%

Countrywide Credit                28,100                    1,064,288
Industries, Inc.

FEDERAL SPONSORED CREDIT - 8.2%

Fannie Mae                        43,600                    3,052,000

Freddie Mac                       17,400                    1,024,425

                                                            4,076,425

HOME FURNISHINGS - 9.7%

Ethan Allen Interiors, Inc.       6,000                     270,000

Furniture Brands                  12,100                    258,638
International, Inc. (a)

Knoll, Inc. (a)                   13,600                    260,100

Leggett & Platt, Inc.             98,200                    2,056,063

Maxim Group, Inc. (a)             107,900                   1,955,688

                                                            4,800,489

LEASING & RENTAL - 1.0%

United Rentals, Inc. (a)          15,900                    511,781

LEISURE DURABLES & TOYS - 0.4%

Champion Enterprises, Inc. (a)    10,400                    204,750

METALS & MINING - 1.1%

Martin Marietta Materials,        10,200                    523,388
Inc.



                                 SHARES                    VALUE (NOTE 1)

REAL ESTATE - 2.2%

Catellus Development Corp. (a)    25,600                   $ 369,600

Rouse Co. (The)                   30,500                    712,938

                                                            1,082,538

REAL ESTATE INVESTMENT TRUSTS
- 6.9%

Apartment Investment &            2,900                     113,463
Management Co. Class A

Archstone Communities Trust       31,700                    620,131

Equity Residential Properties     25,800                    1,057,800
Trust (SBI)

Mack-Cali Realty Corp.            12,700                    367,506

Post Properties, Inc.             8,800                     314,050

Simon Property Group, Inc.        37,600                    956,450

                                                            3,429,400

RETAIL & WHOLESALE,
MISCELLANEOUS - 15.3%

Home Depot, Inc.                  52,200                    3,115,688

Lowe's Companies, Inc.            74,700                    4,430,639

                                                            7,546,327

TEXTILES & APPAREL - 8.3%

Mohawk Industries, Inc. (a)       60,550                    1,967,875

Shaw Industries, Inc.             97,600                    2,141,100

                                                            4,108,975

TOTAL COMMON STOCKS                                         48,483,806
(Cost $42,903,576)

CASH EQUIVALENTS - 2.0%



Taxable Central Cash Fund (b)     1,005,868                 1,005,868
(Cost $1,005,868)

TOTAL INVESTMENT IN                                       $ 49,489,674
SECURITIES - 100%
(Cost $43,909,444)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $168,374,456 and $172,267,058, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $51,030 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $5,939,000 and $4,311,750, respectively. The weighted average interest rate was 5.08%.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $43,982,378. Net unrealized appreciation aggregated $5,507,296, of which $7,013,824 related to appreciated investment securities and $1,506,528 related to depreciated investment securities.

The fund hereby designates approximately $749,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

CONSTRUCTION AND HOUSING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 49,489,674
value (cost $43,909,444) -
See accompanying schedule

Receivable for investments                    8,428,016
sold

Receivable for fund shares                    78,061
sold

Dividends receivable                          36,759

Interest receivable                           6,729

Redemption fees receivable                    3,944

Other receivables                             7,253

 TOTAL ASSETS                                 58,050,436

LIABILITIES

Payable for fund shares         $ 6,305,383
redeemed

Accrued management fee           36,964

Other payables and accrued       56,464
expenses

 TOTAL LIABILITIES                            6,398,811

NET ASSETS                                   $ 51,651,625

Net Assets consist of:

Paid in capital                              $ 45,398,583

Accumulated undistributed net                 672,812
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   5,580,230
(depreciation) on investments

NET ASSETS, for 2,064,686                    $ 51,651,625
shares outstanding

NET ASSET VALUE and                           $25.02
redemption price per share
($51,651,625 (divided by)
2,064,686 shares)

Maximum offering price per                    $25.79
share (100/97.00 of $25.02)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                            $ 638,925
Dividends

Interest (including income on                 307,536
securities loaned of $7,398)

 TOTAL INCOME                                 946,461

EXPENSES

Management fee                   $ 490,439

Transfer agent fees               535,294

Accounting and security           80,738
lending fees

Non-interested trustees'          287
compensation

Custodian fees and expenses       12,077

Registration fees                 34,181

Audit                             22,982

Legal                             371

Interest                          4,870

Reports to shareholders           7,258

 Total expenses before            1,188,497
reductions

 Expense reductions               (46,765)    1,141,732

NET INVESTMENT INCOME (LOSS)                  (195,271)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,245,125

 Foreign currency transactions    (1,205)     1,243,920

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (58,045)

 Assets and liabilities in        1           (58,044)
foreign currencies

NET GAIN (LOSS)                               1,185,876

NET INCREASE (DECREASE) IN                   $ 990,605
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 451,157
charges paid to FDC

 Sales charges - Retained by                 $ 449,854
FDC

 Deferred sales charges                      $ 653
withheld   by FDC

 Exchange fees withheld by FSC               $ 10,418

 Expense reductions  Directed                $ 45,252
brokerage arrangements

  Custodian credits                           1,513

                                             $ 46,765


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (195,271)                   $ (285,511)
income (loss)

 Net realized gain (loss)         1,243,920                     3,768,064

 Change in net unrealized         (58,044)                      4,728,366
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       990,605                       8,210,919
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (23,292)
From net investment income

 From net realized gain           (144,845)                     (4,419,906)

 TOTAL DISTRIBUTIONS              (144,845)                     (4,443,198)

Share transactions Net            137,817,090                   96,959,375
proceeds from sales of shares

 Reinvestment of distributions    142,901                       4,390,230

 Cost of shares redeemed          (144,767,914)                 (78,323,951)

 NET INCREASE (DECREASE) IN       (6,807,923)                   23,025,654
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  129,721                       110,066

  TOTAL INCREASE (DECREASE)       (5,832,442)                   26,903,441
IN NET ASSETS

NET ASSETS

 Beginning of period              57,484,067                    30,580,626

 End of period                   $ 51,651,625                  $ 57,484,067

OTHER INFORMATION
Shares

 Sold                             5,395,789                     4,140,467

 Issued in reinvestment of        5,303                         222,821
distributions

 Redeemed                         (5,579,107)                   (3,510,718)

 Net increase (decrease)          (178,015)                     852,570





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999      1998      1997      1996 G    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.63   $ 22.00   $ 19.56   $ 16.79   $ 19.82
period

Income from Investment
Operations

Net investment income (loss) C    (.06)     (.25)     .06       .07       (.02)

Net realized and unrealized       (.53) F   7.67      3.38      3.55      (2.50)
gain (loss)

Total from investment             (.59)     7.42      3.44      3.62      (2.52)
operations

Less Distributions

 From net investment income       -         (.02)     (.02)     (.07)     -

From net realized gain            (.06)     (3.87)    (1.03)    (.81)     (.52)

Total distributions               (.06)     (3.89)    (1.05)    (.88)     (.52)

Redemption fees added to paid     .04       .10       .05       .03       .01
in capital

Net asset value, end of period   $ 25.02   $ 25.63   $ 22.00   $ 19.56   $ 16.79

TOTAL RETURN A, B                 (2.16)%   40.04%    18.64%    21.77%    (12.54)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 51,652  $ 57,484  $ 30,581  $ 42,668  $ 16,863
(000 omitted)

Ratio of expenses to average      1.43%     2.50% D   1.41%     1.43%     1.76%
net assets

Ratio of expenses to average      1.37% E   2.43% E   1.35% E   1.40% E   1.74% E
net assets after expense
reductions

Ratio of net investment           (.23)%    (1.10)%   .27%      .39%      (.11)%
income (loss) to average net
assets

Portfolio turnover rate           226%      404%      270%      139%      45%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR AGREED TO
REIMBURSE A PORTION OF THE
FUND'S EXPENSED DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. F THE
AMOUNT SHOWN FOR A SHARE
OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
G FOR THE YEAR ENDED
FEBRUARY 29.


CYCLICAL INDUSTRIES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  LIFE OF FUND
1999

SELECT CYCLICAL INDUSTRIES       -4.96%       19.53%

SELECT CYCLICAL INDUSTRIES       -7.89%       15.87%
(LOAD ADJ.)

S&P 500                          19.74%       60.71%

GS Cyclical Industries           -4.79%       21.02%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  LIFE OF FUND
1999

SELECT CYCLICAL INDUSTRIES       -4.96%       9.37%

SELECT CYCLICAL INDUSTRIES       -7.89%       7.67%
(LOAD ADJ.)

S&P 500                          19.74%       26.89%

GS Cyclical Industries           -4.79%       10.05%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Cyclical Industries         S&P 500
             00515                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9418.70                     9533.50
  1997/04/30       9738.80                    10102.65
  1997/05/31      10476.00                    10717.70
  1997/06/30      10999.80                    11197.85
  1997/07/31      11688.50                    12088.86
  1997/08/31      11504.20                    11411.64
  1997/09/30      11766.10                    12036.66
  1997/10/31      10893.10                    11634.64
  1997/11/30      11096.80                    12173.20
  1997/12/31      11118.24                    12382.22
  1998/01/31      11401.25                    12519.16
  1998/02/28      12199.74                    13422.05
  1998/03/31      12846.62                    14109.39
  1998/04/30      12998.88                    14251.33
  1998/05/31      12795.29                    14006.35
  1998/06/30      12856.37                    14575.29
  1998/07/31      12133.64                    14420.06
  1998/08/31      10230.13                    12335.21
  1998/09/30      10301.38                    13125.40
  1998/10/31      11237.87                    14193.02
  1998/11/30      11594.14                    15053.26
  1998/12/31      12092.92                    15920.63
  1999/01/31      11858.80                    16586.43
  1999/02/26      11587.00                    16070.92
IMATRL PRASUN   SHR__CHT 19990228 19990322 094431 R00000000000027

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $11,587 - a 15.87% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,071 - a 60.71% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                                 % OF FUND'S INVESTMENTS

General Electric Co.              7.8

Textron, Inc.                     7.1

Tyco International Ltd.           6.3

Ford Motor Co.                    5.2

Waste Management, Inc.            3.7

DaimlerChrysler AG (Reg.)         3.5

Coltec Industries, Inc.           3.1

Emerson Electric Co.              2.9

du Pont (E.I.) de Nemours & Co.   2.6

Monsanto Co.                      2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Industrial Machinery
& Equipment 13.2%
Electrical Equipment 13.1%
Autos, Tires, & Accessories 12.0%
Aerospace & Defense 9.7%
Chemicals & Plastics 8.9%
All Others 43.1%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 43.1
Row: 1, Col: 2, Value: 8.9
Row: 1, Col: 3, Value: 9.699999999999999
Row: 1, Col: 4, Value: 12.02
Row: 1, Col: 5, Value: 13.1
Row: 1, Col: 6, Value: 13.2

CYCLICAL INDUSTRIES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Albert Ruback)

Albert Ruback,
Portfolio Manager
of Fidelity Select
Cyclical Industries Portfolio

Q. HOW DID THE FUND PERFORM, ALBERT?

A. For the 12 months that ended February 28, 1999, the fund had a total return of -4.96%. In comparison, the Standard & Poor's 500 Index returned 19.74% and the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79% during the same 12-month period.

Q. WHAT MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE? WHY DID THE FUND LAG THE GOLDMAN SACHS INDEX DURING THE 12-MONTH PERIOD?

A. Cyclical industries turned in mixed results during the period. In the third quarter of 1998, the fund produced negative returns as the global economic crisis took hold of the U.S. stock market. In the fourth quarter, the fund staged a turnaround, led by strong performance from conglomerates such as Tyco International and General Electric. Both companies managed to increase profits and earnings during the period. However, the primary reason for the fund's underperformance compared to the Goldman Sachs index was the portfolio's asset underweighting in auto stocks. General Motors, Ford and DaimlerChrysler all surged in response to record sales numbers. In hindsight, I underestimated the potential of the auto stocks, given my doubts about the strength of the U.S. economy.

Q. IN LIGHT OF THE DIFFICULT ENVIRONMENT FOR CYCLICAL STOCKS, WHAT STRATEGY DID YOU PURSUE TO STABILIZE FUND PERFORMANCE?

A. I continued to concentrate a significant portion of fund assets in conglomerates such as Tyco International and General Electric and added conglomerates, including Textron and Pentair. While the U.S. economy appeared relatively stable, the global economic situation was less bright. Since cyclical stocks are highly dependent on solid economic growth for their performance, I felt these companies offered a diversity of strong revenue sources that could shield the portfolio during difficult and uncertain periods.

Q. YOU MADE SOME CHANGES TO THE FUND'S TOP HOLDINGS DURING THE PERIOD
 . . .

A. That's right. I sold off the fund's holdings in DEKALB after it was acquired by Monsanto. The stock performed very well during the period, so I felt it was prudent to lock in profits. Textron was added to the fund's top holdings because I felt that its stock was undervalued, considering its fundamental business outlook and its strong track record of earnings growth.

Q. WHAT STOCKS HELPED PERFORMANCE?

A. Tyco International and General Electric were the biggest contributors to total return. Tyco International stock rallied during the period as it increased profits by acquiring a number of companies, including an announced $11 billion bid for electric device maker AMP. General Electric performed solidly in response to strong earnings growth and a dividend increase. The stock surged from a 12-month low of $72 on October 8, 1998, to close at $100 by the end of the period.

Q. WHAT STOCKS WERE THE MAIN DISAPPOINTMENTS?

A. While the fund's assets remained underweighted relative to the Goldman Sachs index in industrial commodities such as chemicals and paper, these sectors continued to lag. Prior to Stone Container's merger with Jefferson Smurfit, the stock detracted significantly from performance as the paper sector continued to languish in a poor business environment with little ability to raise prices and increase profit margins. Lackluster performance from chemical companies duPont and Monsanto also detracted from total return.

Q. WHAT'S YOUR OUTLOOK, ALBERT?

A. I think the short-term environment remains difficult for cyclical stocks. In the absence of a catalyst such as another interest-rate cut or strong signs of a turnaround in Asia and the global economy, industrial commodities and cyclical stocks could continue to struggle in 1999. This is the primary reason for my defensive strategy of allocating a significant portion of fund assets to conglomerates. These holdings can provide predictable earnings and the ability to quickly cut costs in a weak economic environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: March 3, 1997

FUND NUMBER: 515

TRADING SYMBOL: FCYCF

SIZE: as of February 28, 1999, more than $3 million

MANAGER: Albert Ruback, since inception;
manager, Fidelity Select Energy Portfolio,
1994-1996; Fidelity Select Industrial Equipment
Portfolio, 1991-1994; sector leader, cyclical industries since 1996; joined Fidelity in 1991

CYCLICAL INDUSTRIES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.6%

                                 SHARES                        VALUE (NOTE 1)

AEROSPACE & DEFENSE - 9.7%

Alliant Techsystems, Inc. (a)     100                          $ 7,919

Gulfstream Aerospace Corp. (a)    500                           22,375

Lockheed Martin Corp.             1,000                         37,688

Sundstrand Corp.                  100                           6,769

Textron, Inc.                     2,700                         210,600

                                                                285,351

AIR TRANSPORTATION - 2.3%

America West Holding Corp.        600                           10,200
Class B (a)

Southwest Airlines Co.            1,000                         30,125

US Airways Group, Inc. (a)        600                           28,425

                                                                68,750

AUTOS, TIRES, & ACCESSORIES -
12.0%

DaimlerChrysler AG (Reg.)         1,100                         103,331

Danaher Corp.                     250                           12,063

Federal-Mogul Corp.               450                           22,134

Ford Motor Co.                    2,600                         154,213

General Motors Corp.              600                           49,538

SPX Corp.                         250                           14,281

                                                                355,560

BROADCASTING - 0.9%

PanAmSat Corp. (a)                700                           25,113

BUILDING MATERIALS - 2.6%

Carlisle Companies, Inc.          300                           12,413

Crane Co.                         600                           16,463

Masco Corp.                       1,000                         26,250

Owens-Corning                     700                           22,269

                                                                77,395

CHEMICALS & PLASTICS - 8.6%

du Pont (E.I.) de Nemours &       1,500                         76,969
Co.

Ferro Corp.                       550                           11,756

Ivex Packaging Corp. (a)          1,500                         22,688

Monsanto Co.                      1,600                         72,900

Nalco Chemical Co.                300                           8,438

Potash Corp. of Saskatchewan      200                           11,361

Sealed Air Corp. (a)              414                           21,011

Solutia, Inc.                     240                           4,275

Spartech Corp.                    500                           11,813

Witco Corp.                       800                           13,550

                                                                254,761

COMPUTERS & OFFICE EQUIPMENT
- 2.3%

Pitney Bowes, Inc.                400                           25,275

Xerox Corp.                       800                           44,150

                                                                69,425



                                 SHARES                        VALUE (NOTE 1)

CONSTRUCTION - 1.1%

Centex Corp.                      300                          $ 11,044

Kaufman & Broad Home Corp.        300                           6,750

Lennar Corp.                      300                           6,956

Oakwood Homes Corp.               500                           8,063

                                                                32,813

CONSUMER ELECTRONICS - 0.7%

Black & Decker Corp.              400                           19,500

DEFENSE ELECTRONICS - 3.5%

Litton Industries, Inc. (a)       300                           16,838

Raytheon Co.:

Class A                           600                           31,725

Class B                           1,000                         53,438

                                                                102,001

ELECTRICAL EQUIPMENT - 13.1%

Emerson Electric Co.              1,500                         86,156

General Electric Co.              2,300                         230,706

Honeywell, Inc.                   1,000                         69,938

                                                                386,800

ENGINEERING - 0.8%

EG & G, Inc.                      900                           23,850

HOME FURNISHINGS - 0.4%

Leggett & Platt, Inc.             600                           12,563

INDUSTRIAL MACHINERY &
EQUIPMENT - 13.2%

Case Corp.                        200                           3,900

Caterpillar, Inc.                 700                           31,894

Coltec Industries, Inc. (a)       5,000                         90,000

Illinois Tool Works, Inc.         700                           48,125

Ingersoll-Rand Co.                650                           30,875

Tyco International Ltd.           2,500                         186,094

                                                                390,888

METALS & MINING - 1.5%

Alcoa, Inc.                       848                           34,344

Martin Marietta Materials,        200                           10,263
Inc.

                                                                44,607

PACKAGING & CONTAINERS - 1.2%

Owens-Illinois, Inc. (a)          700                           16,756

Silgan Holdings, Inc. (a)         800                           17,750

                                                                34,506

PAPER & FOREST PRODUCTS - 6.2%

Bowater, Inc.                     700                           29,488

Champion International Corp.      500                           18,500

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

PAPER & FOREST PRODUCTS -
CONTINUED

Fort James Corp.                  687                          $ 20,524

Pentair, Inc.                     300                           11,363

Smurfit-Stone Container Corp.     2,970                         53,646
(a)

Temple-Inland, Inc.               300                           17,981

Union Camp Corp.                  300                           20,063

Willamette Industries, Inc.       300                           10,931

                                                                182,496

POLLUTION CONTROL - 4.1%

Ogden Corp.                       500                           12,219

Waste Management, Inc.            2,245                         109,724

                                                                121,943

RAILROADS - 3.7%

Bombardier, Inc. Class B          600                           8,814

Burlington Northern Santa Fe      1,500                         49,688
Corp.

Canadian National Railway Co.     300                           14,485

Union Pacific Corp.               500                           23,438

Wisconsin Central                 1,000                         13,750
Transportation Corp. (a)

                                                                110,175

SERVICES - 1.6%

Ecolab, Inc.                      1,200                         47,850

SHIP BUILDING & REPAIR - 1.8%

Avondale Industries, Inc.         700                           21,613

General Dynamics Corp.            500                           30,219

                                                                51,832

TEXTILES & APPAREL - 1.4%

Shaw Industries, Inc.             1,700                         37,294

Unifi, Inc.                       300                           3,619

                                                                40,913

TRUCKING & FREIGHT - 0.9%

CNF Transportation, Inc.          200                           8,450

Expeditors International of       200                           9,313
Washington, Inc.

USFreightways Corp.               300                           9,563

                                                                27,326

TOTAL COMMON STOCKS                                             2,766,418
(Cost $2,506,497)

CONVERTIBLE PREFERRED STOCKS
- 0.3%



CHEMICALS & PLASTICS - 0.3%

Sealed Air Corp. Series A,        190                           9,785
$2.00 (Cost $8,093)

CASH EQUIVALENTS - 6.1%

                                 MATURITY AMOUNT               VALUE (NOTE 1)

Investments in repurchase        $ 29,011                      $ 29,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.74%,
dated 2/26/99 due 3/1/99

                                 SHARES

Taxable Central Cash Fund (b)     149,752                       149,752

TOTAL CASH EQUIVALENTS                                          178,752
(Cost $178,752)

TOTAL INVESTMENT IN                                           $ 2,954,955
SECURITIES - 100%
(Cost $2,693,342)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,633,603 and $4,456,955, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $579 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $2,693,963. Net unrealized appreciation aggregated $260,992, of which $449,365 related to appreciated investment securities and $188,373 related to depreciated investment securities.

The fund hereby designates approximately $22,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

CYCLICAL INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                   FEBRUARY 28, 1999

ASSETS

Investment in securities, at             $ 2,954,955
value (including repurchase
agreements of $29,000) (cost
$2,693,342) - See
accompanying schedule

Cash                                      117

Receivable for investments                143,540
sold

Receivable for fund shares                5,619
sold

Dividends receivable                      4,515

Interest receivable                       328

Receivable from investment                1,565
adviser for expense
reductions

 TOTAL ASSETS                             3,110,639

LIABILITIES

Payable for investments         $ 3,700
purchased

Other payables and accrued       19,955
expenses

 TOTAL LIABILITIES                        23,655

NET ASSETS                               $ 3,086,984

Net Assets consist of:

Paid in capital                          $ 2,807,386

Accumulated undistributed net             17,985
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               261,613
(depreciation) on investments

NET ASSETS, for 270,992                  $ 3,086,984
shares outstanding

NET ASSET VALUE and                       $11.39
redemption price per share
($3,086,984 (divided by)
270,992 shares)

Maximum offering price per                $11.74
share (100/97.00 of $11.39)

STATEMENT OF OPERATIONS
                        YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                           $ 41,330
Dividends

Interest                                     11,720

 TOTAL INCOME                                53,050

EXPENSES

Management fee                   $ 22,236

Transfer agent fees               28,977

Accounting fees and expenses      60,050

Non-interested trustees'          14
compensation

Custodian fees and expenses       8,160

Registration fees                 12,920

Audit                             17,333

Legal                             21

Reports to shareholders           647

Miscellaneous                     12

 Total expenses before            150,370
reductions

 Expense reductions               (56,169)   94,201

NET INVESTMENT INCOME (LOSS)                 (41,151)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            21,503

 Foreign currency transactions    195        21,698

Change in net unrealized                     (207,859)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              (186,161)

NET INCREASE (DECREASE) IN                  $ (227,312)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 16,210
charges paid to FDC

 Sale charges - Retained by                 $ 16,210
FDC

 Exchange fees withheld by FSC              $ 698

 Expense reductions  Directed               $ 521
brokerage arrangements

  FMR reimbursement                          55,648

                                            $ 56,169


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  MARCH 3, 1997 (COMMENCEMENT
ASSETS                                                         OF OPERATIONS) TO FEBRUARY
                                                               28, 1998

Operations Net investment        $ (41,151)                    $ (33,119)
income (loss)

 Net realized gain (loss)         21,698                        328,506

 Change in net unrealized         (207,859)                     469,472
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (227,312)                     764,859
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (29,887)                      (144,767)
from net realized gains

Share transactions Net            3,255,351                     10,028,973
proceeds from sales of shares

 Reinvestment of distributions    29,223                        143,304

 Cost of shares redeemed          (3,913,851)                   (6,843,907)

 NET INCREASE (DECREASE) IN       (629,277)                     3,328,370
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  8,220                         16,778

  TOTAL INCREASE (DECREASE)       (878,256)                     3,965,240
IN NET ASSETS

NET ASSETS

 Beginning of period              3,965,240                     -

 End of period                    3,086,984                     3,965,240

OTHER INFORMATION
Shares

 Sold                             265,208                       908,349

 Issued in reinvestment of        2,305                         13,087
distributions

 Redeemed                         (325,171)                     (592,786)

 Net increase (decrease)          (57,658)                      328,650




FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999      1998 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.07   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.13)     (.11)

Net realized and unrealized       (.49)     2.59
gain (loss)

Total from investment             (.62)     2.48
operations

Less Distributions

From net realized gain            (.09)     (.46)

Redemption fees added to paid     .03       .05
in capital

Net asset value, end of period   $ 11.39   $ 12.07

TOTAL RETURN B, C                 (4.96)%   25.77%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,087   $ 3,965
(000 omitted)

Ratio of expenses to average      2.50% E   2.50% A, E
net assets

Ratio of expenses to average      2.49% G   2.50% A
net assets after expense
reductions

Ratio of net investment           (1.09)%   (.93)% A
income (loss) to average net
assets

Portfolio turnover rate           103%      140% A

A ANNUALIZED BTHE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE
FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. F FOR THE
PERIOD MARCH 3, 1997
(COMMENCEMENT OF OPERATIONS)
TO FEBRUARY 28, 1998. G FMR
OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.

DEFENSE AND AEROSPACE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT DEFENSE AND AEROSPACE       -9.90%       128.63%       292.88%

SELECT DEFENSE AND AEROSPACE       -12.68%      121.70%       281.02%
(LOAD ADJ.)

S&P 500                            19.74%       194.91%       459.21%

GS Cyclical Industries             -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT DEFENSE AND AEROSPACE   -9.90%       17.98%        14.66%

SELECT DEFENSE AND AEROSPACE   -12.68%      17.26%        14.31%
(LOAD ADJ.)

S&P 500                        19.74%       24.15%        18.78%

GS Cyclical Industries         -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Defense & Aerospace         S&P 500
             00067                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9898.13                    10233.00
  1989/04/30      10253.11                    10764.09
  1989/05/31      10434.72                    11200.04
  1989/06/30      10310.89                    11136.20
  1989/07/31      10979.57                    12141.80
  1989/08/31      11260.26                    12379.78
  1989/09/30      11053.87                    12329.02
  1989/10/31      10426.47                    12042.99
  1989/11/30      10030.21                    12288.66
  1989/12/31      10195.32                    12583.59
  1990/01/31       9617.45                    11739.23
  1990/02/28       9650.47                    11890.67
  1990/03/31      10244.85                    12205.77
  1990/04/30       9823.83                    11900.63
  1990/05/31      10550.30                    13060.94
  1990/06/30      10557.88                    12972.12
  1990/07/31      10134.24                    12930.61
  1990/08/31       9245.42                    11761.68
  1990/09/30       8946.37                    11188.89
  1990/10/31       8830.08                    11140.78
  1990/11/30       9303.56                    11860.47
  1990/12/31       9727.97                    12191.38
  1991/01/31      10586.56                    12722.92
  1991/02/28      10794.96                    13632.61
  1991/03/31      11628.55                    13962.52
  1991/04/30      11436.82                    13996.03
  1991/05/31      11970.32                    14600.66
  1991/06/30      11368.05                    13931.95
  1991/07/31      11861.95                    14581.18
  1991/08/31      11736.38                    14926.75
  1991/09/30      11460.13                    14677.48
  1991/10/31      12012.63                    14874.16
  1991/11/30      11468.51                    14274.73
  1991/12/31      12347.48                    15907.76
  1992/01/31      12305.62                    15611.87
  1992/02/29      12498.16                    15814.83
  1992/03/31      12247.02                    15506.44
  1992/04/30      12029.37                    15962.33
  1992/05/31      11426.65                    16040.54
  1992/06/30      10890.89                    15801.54
  1992/07/31      11309.45                    16447.82
  1992/08/31      11091.80                    16110.64
  1992/09/30      11250.85                    16300.75
  1992/10/31      11342.94                    16357.80
  1992/11/30      11736.38                    16915.60
  1992/12/31      12347.48                    17123.66
  1993/01/31      12715.81                    17267.50
  1993/02/28      12623.73                    17502.34
  1993/03/31      13293.42                    17871.64
  1993/04/30      13335.28                    17439.14
  1993/05/31      13745.46                    17906.51
  1993/06/30      14323.07                    17958.44
  1993/07/31      14909.06                    17886.61
  1993/08/31      14883.94                    18564.51
  1993/09/30      15269.02                    18421.56
  1993/10/31      15880.11                    18802.89
  1993/11/30      15411.33                    18624.26
  1993/12/31      15910.69                    18849.62
  1994/01/31      16668.34                    19490.50
  1994/02/28      16668.34                    18962.31
  1994/03/31      15997.78                    18135.55
  1994/04/30      16084.61                    18367.69
  1994/05/31      16137.63                    18668.92
  1994/06/30      15731.10                    18211.53
  1994/07/31      15960.88                    18808.87
  1994/08/31      16676.73                    19580.03
  1994/09/30      15837.15                    19100.32
  1994/10/31      16226.01                    19530.08
  1994/11/30      15589.70                    18818.79
  1994/12/31      16190.66                    19097.87
  1995/01/31      16181.82                    19593.08
  1995/02/28      17357.23                    20356.63
  1995/03/31      18099.60                    20957.35
  1995/04/30      19098.26                    21574.54
  1995/05/31      20273.67                    22436.88
  1995/06/30      21024.88                    22958.09
  1995/07/31      22182.62                    23719.38
  1995/08/31      22173.78                    23778.91
  1995/09/30      22792.42                    24782.38
  1995/10/31      21961.67                    24693.91
  1995/11/30      23543.62                    25777.97
  1995/12/31      23857.97                    26274.46
  1996/01/31      24284.85                    27168.84
  1996/02/29      25584.47                    27420.69
  1996/03/31      26172.61                    27684.75
  1996/04/30      27433.62                    28092.83
  1996/05/31      28459.45                    28817.34
  1996/06/30      27785.33                    28927.14
  1996/07/31      25909.53                    27649.13
  1996/08/31      27277.30                    28232.26
  1996/09/30      28615.76                    29821.17
  1996/10/31      28117.50                    30643.63
  1996/11/30      29651.36                    32959.99
  1996/12/31      29829.05                    32307.05
  1997/01/31      29183.71                    34325.59
  1997/02/28      29644.67                    34594.71
  1997/03/31      29450.05                    33173.21
  1997/04/30      30236.83                    35153.65
  1997/05/31      32657.02                    37293.80
  1997/06/30      33436.06                    38964.57
  1997/07/31      36531.41                    42064.98
  1997/08/31      38546.51                    39708.50
  1997/09/30      41153.67                    41883.33
  1997/10/31      38058.31                    40484.43
  1997/11/30      38131.02                    42358.45
  1997/12/31      36859.23                    43085.75
  1998/01/31      38626.76                    43562.28
  1998/02/28      42296.92                    46703.99
  1998/03/31      43467.77                    49095.70
  1998/04/30      44627.36                    49589.60
  1998/05/31      41734.01                    48737.16
  1998/06/30      41756.53                    50716.86
  1998/07/31      39921.45                    50176.72
  1998/08/31      32006.96                    42922.17
  1998/09/30      34134.75                    45671.77
  1998/10/31      37500.94                    49386.71
  1998/11/30      38390.34                    52380.04
  1998/12/31      38457.89                    55398.18
  1999/01/31      38390.34                    57714.93
  1999/02/26      38102.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 143614 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $38,102 - a 281.02% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                               % OF FUND'S INVESTMENTS

United Technologies Corp.       8.6

General Dynamics Corp.          8.1

Cordant Technologies, Inc.      7.5

Raytheon Co. Class A            6.2

General Motors Corp. Class H    5.3

Sundstrand Corp.                5.1

Gulfstream Aerospace Corp.      5.1

Litton Industries, Inc.         4.4

Boeing Co.                      3.7

PanAmSat Corp.                  3.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Aerospace & Defense 47.5%
Defense Electronics 13.6%
Ship Building & Repair 10.7%
Consumer Electronics 5.3%
Electrical Equipment 4.2%
All Others 18.7%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 18.7
Row: 1, Col: 2, Value: 4.2
Row: 1, Col: 3, Value: 5.3
Row: 1, Col: 4, Value: 10.7
Row: 1, Col: 5, Value: 13.6
Row: 1, Col: 6, Value: 47.5

DEFENSE AND AEROSPACE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeff Feingold)

NOTE TO SHAREHOLDERS: Jeff Feingold became Portfolio Manager of
Fidelity Select Defense
and Aerospace Portfolio on October 30, 1998.

Q. HOW DID THE FUND PERFORM, JEFF?

A. For the 12 months that ended February 28, 1999, the fund returned -9.90%. For the same 12 month period, the Standard & Poor's 500 Index returned 19.74%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79%. The fund lagged the Goldman Sachs index because it had a greater concentration in defense and aerospace stocks that underperformed other industry sectors included in the more diversified Cyclical Industries index.

Q. WHAT FACTORS INFLUENCED THE FUND'S RETURNS?

A. On the positive side, the government's 1999 budget proposal features the first meaningful increase in defense spending since 1985, although funds appropriated this year will take about 18 to 24 months to convert to actual procurement spending. On the negative side, the year's biggest proposed merger - between Lockheed Martin and Northrop Grumman - was called off in response to regulatory concerns. While the failed merger disappointed investors, both companies also delivered earnings below expectations. At Lockheed, launch failures in its commercial satellite division hurt earnings. Northrop had problems in its airborne surveillance segment. Results were further weakened by an industry-wide reduction in demand for commercial aircraft components, particularly at Boeing.

Q. WHAT ABOUT AEROSPACE STOCKS? DID THEY FARE ANY BETTER?

A. Aerospace stocks suffered fallout from the Asian economic crisis, as Asia's passenger traffic and demand for new aircraft declined. Boeing - the world's largest aircraft manufacturer - saw its orders peak two years ago, and expects production and deliveries to crest this year. Component suppliers, whose earnings depend on aircraft production levels, also had weak performance. For example, an investment in Cordant Technologies, one of Boeing's largest suppliers of fasteners, did poorly despite the healthy performance and good growth prospects of some of the company's other business segments.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Stocks with consistent and predictable earnings growth fared well. For example, General Dynamics, a defense contractor with operations in basic armaments, shipbuilding and electronics, downsized in the early 1990s to cope with defense cutbacks. Since then, it has generated annual earnings growth that outpaced many of its peers. Another solid performer was United Technologies Corp. Its business segments - including Pratt & Whitney aircraft engines, Otis Elevator, and Carrier heat and air conditioning systems - are market leaders offering relatively predictable growth.

Q. WHAT ABOUT SATELLITE STOCKS?

A. The fund owns a number of satellite stocks, including COMSAT, PanAmSat and Loral Space & Communications. However, I reduced the fund's exposure to these companies for several reasons. First, satellite companies have a relatively high degree of financial risk because they must invest significant capital before they can expect to break even on a cash-flow basis. Second, it is unclear which companies have the most appropriate technology or business models. Both satellite launch and in-orbit failures during the past year demonstrated this risk. Finally, these stocks have significant price volatility because their growth rates are unpredictable. During the past year, the market has severely penalized satellite companies that missed their earnings or revenue projections.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am relatively optimistic about the defense industry. Over the longer term, increased defense spending should improve the climate for these stocks, especially as we approach the conversion of appropriation into procurement. My outlook for aerospace stocks is more cautious. It is difficult to see much good news over the next 12 months as production and delivery peak for the world's largest manufacturers. Over the longer term, Asia's recovery will be critical for the industry to regain momentum.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: May 8, 1984

FUND NUMBER: 067

TRADING SYMBOL: FSDAX

SIZE: as of February 28, 1999, more than $28 million

MANAGER: Jeff Feingold, since 1998; equity analyst, defense and aerospace industries, since 1998; footwear industry, since 1997;
textile and apparel industries, 1997-1998;
joined Fidelity in 1997

DEFENSE AND AEROSPACE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.6%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 47.5%

AAR Corp.                         12,300                   $ 186,038

Alliant Techsystems, Inc. (a)     11,200                    886,900

BE Aerospace, Inc. (a)            14,500                    213,875

Boeing Co.                        29,200                    1,038,425

Cordant Technologies, Inc.        54,400                    2,118,200

Goodrich (B.F.) Co.               14,500                    494,813

Gulfstream Aerospace Corp. (a)    31,900                    1,427,525

Howmet International, Inc. (a)    47,300                    762,713

Lockheed Martin Corp.             22,600                    851,738

Orbital Sciences Corp. (a)        25,800                    712,725

Primex Technologies, Inc.         2,400                     99,750

Rockwell International Corp.      15,100                    671,006

Sundstrand Corp.                  21,400                    1,448,513

United Technologies Corp.         19,600                    2,427,947

                                                            13,340,168

AUTOS, TIRES, & ACCESSORIES -
1.9%

TRW, Inc.                         11,400                    538,650

BROADCASTING - 3.2%

PanAmSat Corp. (a)                25,400                    911,225

COMPUTER SERVICES & SOFTWARE
- 1.3%

Titan Corp. (a)                   67,500                    379,688

CONSUMER ELECTRONICS - 5.3%

General Motors Corp. Class H      31,500                    1,486,406
(a)

DEFENSE ELECTRONICS - 13.6%

Litton Industries, Inc. (a)       22,100                    1,240,363

Northrop Grumman Corp.            13,600                    847,450

Raytheon Co. Class A              32,952                    1,742,337

                                                            3,830,150

ELECTRICAL EQUIPMENT - 4.2%

Harris Corp.                      6,800                     211,650

L-3 Communications Holdings,      5,000                     214,375
Inc. (a)

Loral Space & Communications      41,800                    752,400
Ltd. (a)

                                                            1,178,425

ELECTRONICS - 1.8%

Airport Systems                   90,200                    191,675
International, Inc. (a)

Conexant Systems, Inc. (a)        13,350                    226,950

Maxwell Technologies, Inc. (a)    3,300                     84,769

                                                            503,394

MEDICAL EQUIPMENT & SUPPLIES
- 1.3%

Teleflex, Inc.                    10,000                    355,625

SHIP BUILDING & REPAIR - 10.7%

Avondale Industries, Inc.         7,300                     225,388



                                 SHARES                    VALUE (NOTE 1)

General Dynamics Corp.            37,600                   $ 2,272,450

Newport News Shipbuilding,        17,500                    506,406
Inc.

                                                            3,004,244

TELEPHONE SERVICES - 1.8%

COMSAT Corp. Series 1             16,900                    494,325

TOTAL COMMON STOCKS                                         26,022,300
(Cost $23,593,542)

CASH EQUIVALENTS - 7.4%



Taxable Central Cash Fund (b)     2,078,393                 2,078,393
(Cost $2,078,393)

TOTAL INVESTMENT IN                                       $ 28,100,693
SECURITIES - 100%
(Cost $25,671,935)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $109,202,806 and $171,978,745, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $29,426 for the period.

Transactions during the period with companies which are or were affiliates are as follows:

                                     PURCHASES SALES     DIVIDEND VALUE
AFFILIATE                            COST      COST      INCOME
Airport Systems International, Inc.  $ -       $ 715,850 $ -      $ -

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $26,299,141. Net unrealized appreciation aggregated $1,801,552, of which $3,200,190 related to appreciated investment securities and $1,398,638 related to depreciated investment securities.

The fund hereby designates approximately $928,000 as a capital gain dividend for the purpose of the dividend paid deduction.

DEFENSE AND AEROSPACE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 28, 1999

ASSETS

Investment in securities, at               $ 28,100,693
value  (cost $25,671,935) -
See accompanying schedule

Receivable for investments                  943,519
sold

Receivable for fund shares                  54,391
sold

Dividends receivable                        39,904

Interest receivable                         5,447

Redemption fees receivable                  108

Other receivables                           7,999

 TOTAL ASSETS                               29,152,061

LIABILITIES

Payable for investments         $ 371,965
purchased

Payable for fund shares          233,739
redeemed

Accrued management fee           14,423

Other payables and accrued       35,102
expenses

 TOTAL LIABILITIES                          655,229

NET ASSETS                                 $ 28,496,832

Net Assets consist of:

Paid in capital                            $ 23,289,679

Accumulated undistributed net               2,778,395
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 2,428,758
(depreciation) on investments

NET ASSETS, for 841,804                    $ 28,496,832
shares outstanding

NET ASSET VALUE and                         $33.85
redemption price per share
($28,496,832 (divided by)
841,804 shares)

Maximum offering price per                  $34.90
share (100/97.00 of $33.85)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                            $ 304,878
Dividends

Interest                                      172,051

 TOTAL INCOME                                 476,929

EXPENSES

Management fee                   $ 312,058

Transfer agent fees               346,580

Accounting fees and expenses      68,157

Non-interested trustees'          210
compensation

Custodian fees and expenses       12,152

Registration fees                 21,406

Audit                             16,243

Legal                             413

Reports to shareholders           11,871

Miscellaneous                     75

 Total expenses before            789,165
reductions

 Expense reductions               (31,428)    757,737

NET INVESTMENT INCOME (LOSS)                  (280,808)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,589,524
(including realized loss  of
$328,497 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (2,584)     3,586,940

Change in net unrealized                      (8,328,194)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               (4,741,254)

NET INCREASE (DECREASE) IN                   $ (5,022,062)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 127,643
charges paid to FDC

 Sales charges - Retained by                 $ 125,494
FDC

 Deferred sales charges                      $ 824
withheld   by FDC

 Exchange fees withheld by FSC               $ 8,738

 Expense reductions  Directed                $ 31,108
brokerage arrangements

  Custodian credits                           320

                                             $ 31,428


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (280,808)                   $ (542,358)
income (loss)

 Net realized gain (loss)         3,586,940                     10,620,706

 Change in net unrealized         (8,328,194)                   9,171,056
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (5,022,062)                   19,249,404
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (4,691,578)
from net realized gain

Share transactions Net            47,399,132                    173,648,929
proceeds from sales of shares

 Reinvestment of distributions    -                             4,606,502

 Cost of shares redeemed          (115,799,880)                 (160,032,419)

 NET INCREASE (DECREASE) IN       (68,400,748)                  18,223,012
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  115,021                       221,243

  TOTAL INCREASE (DECREASE)       (73,307,789)                  33,002,081
IN NET ASSETS

NET ASSETS

 Beginning of period              101,804,621                   68,802,540

 End of period                   $ 28,496,832                  $ 101,804,621

OTHER INFORMATION
Shares

 Sold                             1,280,563                     4,923,503

 Issued in reinvestment of        -                             149,545
distributions

 Redeemed                         (3,148,373)                   (4,740,835)

 Net increase (decrease)          (1,867,810)                   332,213





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999      1998       1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 37.57   $ 28.94    $ 26.97   $ 19.64   $ 19.14
period

Income from Investment
Operations

Net investment income (loss) D    (.19)     (.29)      (.11)     (.05)     (.06)

Net realized and unrealized       (3.61)    11.84      4.18      9.09      .70
gain (loss)

Total from investment             (3.80)    11.55      4.07      9.04      .64
operations

Less Distributions

From net realized gain            -         (3.04)     (2.17)    (1.82)    (.27)

Redemption fees added to paid     .08       .12        .07       .11       .13
in capital

Net asset value, end of period   $ 33.85   $ 37.57    $ 28.94   $ 26.97   $ 19.64

TOTAL RETURN A, B                 (9.90)%   42.68%     15.87%    47.40%    4.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 28,497  $ 101,805  $ 68,803  $ 26,648  $ 4,985
(000 omitted)

Ratio of expenses to average      1.48%     1.77%      1.84%     1.77% C   2.49% C
net assets

Ratio of expenses to average      1.42% E   1.71% E    1.81% E   1.75% E   2.49%
net assets after expense
reductions

Ratio of net investment           (.53)%    (.85)%     (.39)%    (.20)%    (.32)%
income (loss) to average net
assets

Portfolio turnover rate           221%      311%       219%      267%      146%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES  WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. F FOR
THE YEAR ENDED FEBRUARY 29.


ENVIRONMENTAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT ENVIRONMENTAL  SERVICES     -22.23%      13.29%        45.55%

SELECT ENVIRONMENTAL               -24.64%      9.82%         41.11%
SERVICES (LOAD ADJ.)

S&P 500                            19.74%       194.91%       399.52%

GS Cyclical Industries             -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1989. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT ENVIRONMENTAL  SERVICES  -22.23%      2.53%         3.96%

SELECT ENVIRONMENTAL            -24.64%      1.89%         3.62%
SERVICES (LOAD ADJ.)

S&P 500                         19.74%       24.15%        18.09%

GS Cyclical Industries          -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Environmental Services      S&P 500
             00516                       SP001
  1989/06/29       9700.00                    10000.00
  1989/06/30       9573.90                     9947.57
  1989/07/31      10485.70                    10845.83
  1989/08/31      10621.50                    11058.41
  1989/09/30      11193.80                    11013.07
  1989/10/31      10941.60                    10757.57
  1989/11/30      11009.50                    10977.02
  1989/12/31      11368.64                    11240.47
  1990/01/31      10358.96                    10486.23
  1990/02/28      10562.83                    10621.51
  1990/03/31      11019.13                    10902.98
  1990/04/30      11077.38                    10630.40
  1990/05/31      12106.48                    11666.87
  1990/06/30      12485.11                    11587.53
  1990/07/31      12407.45                    11550.45
  1990/08/31      10863.80                    10506.29
  1990/09/30      10281.29                     9994.63
  1990/10/31      10135.66                     9951.66
  1990/11/30      10485.17                    10594.53
  1990/12/31      11087.09                    10890.12
  1991/01/31      12057.94                    11364.93
  1991/02/28      12611.32                    12177.52
  1991/03/31      12611.32                    12472.22
  1991/04/30      12572.49                    12502.15
  1991/05/31      12601.62                    13042.25
  1991/06/30      11650.18                    12444.91
  1991/07/31      12019.11                    13024.84
  1991/08/31      12232.69                    13333.53
  1991/09/30      11941.44                    13110.86
  1991/10/31      11494.85                    13286.55
  1991/11/30      10863.80                    12751.10
  1991/12/31      11936.55                    14209.83
  1992/01/31      13005.20                    13945.52
  1992/02/29      13146.34                    14126.81
  1992/03/31      11835.74                    13851.34
  1992/04/30      11482.88                    14258.57
  1992/05/31      11190.52                    14328.44
  1992/06/30      10592.18                    14114.94
  1992/07/31      10665.31                    14692.25
  1992/08/31      10445.94                    14391.05
  1992/09/30      10571.29                    14560.87
  1992/10/31      11072.70                    14611.83
  1992/11/30      11762.13                    15110.10
  1992/12/31      11772.58                    15295.95
  1993/01/31      12002.39                    15424.44
  1993/02/28      11866.59                    15634.21
  1993/03/31      11574.10                    15964.09
  1993/04/30      11333.85                    15577.76
  1993/05/31      11584.55                    15995.24
  1993/06/30      11438.31                    16041.63
  1993/07/31      10957.79                    15977.46
  1993/08/31      11542.77                    16583.01
  1993/09/30      11553.21                    16455.32
  1993/10/31      11877.04                    16795.94
  1993/11/30      11354.74                    16636.38
  1993/12/31      11699.45                    16837.68
  1994/01/31      12691.82                    17410.16
  1994/02/28      12462.01                    16938.35
  1994/03/31      11333.85                    16199.84
  1994/04/30      11521.87                    16407.19
  1994/05/31      11490.54                    16676.27
  1994/06/30      10801.10                    16267.70
  1994/07/31      11030.91                    16801.28
  1994/08/31      11417.41                    17490.14
  1994/09/30      11344.29                    17061.63
  1994/10/31      10957.79                    17445.52
  1994/11/30      10341.48                    16810.15
  1994/12/31      10581.74                    17059.44
  1995/01/31      10592.18                    17501.80
  1995/02/28      10727.98                    18183.84
  1995/03/31      11239.83                    18720.45
  1995/04/30      12044.17                    19271.76
  1995/05/31      12232.20                    20042.06
  1995/06/30      12733.60                    20507.63
  1995/07/31      13214.12                    21187.67
  1995/08/31      13402.14                    21240.85
  1995/09/30      13872.21                    22137.21
  1995/10/31      12890.29                    22058.18
  1995/11/30      13339.47                    23026.53
  1995/12/31      13346.83                    23470.03
  1996/01/31      13809.34                    24268.95
  1996/02/29      13677.20                    24493.92
  1996/03/31      14282.87                    24729.80
  1996/04/30      14757.09                    25094.31
  1996/05/31      15893.10                    25741.49
  1996/06/30      15606.34                    25839.57
  1996/07/31      13808.58                    24697.98
  1996/08/31      14679.89                    25218.86
  1996/09/30      15209.29                    26638.18
  1996/10/31      15054.88                    27372.86
  1996/11/30      15462.96                    29441.97
  1996/12/31      15429.87                    28858.72
  1997/01/31      16389.42                    30661.82
  1997/02/28      15992.36                    30902.21
  1997/03/31      15087.97                    29632.44
  1997/04/30      14999.73                    31401.49
  1997/05/31      16025.45                    33313.21
  1997/06/30      16918.82                    34805.65
  1997/07/31      17348.96                    37575.13
  1997/08/31      17580.57                    35470.17
  1997/09/30      18804.81                    37412.87
  1997/10/31      17437.19                    36163.28
  1997/11/30      17393.07                    37837.28
  1997/12/31      18187.18                    38486.95
  1998/01/31      16973.96                    38912.61
  1998/02/28      18154.09                    41718.99
  1998/03/31      19091.57                    43855.42
  1998/04/30      19400.39                    44296.61
  1998/05/31      18308.50                    43535.15
  1998/06/30      17922.48                    45303.55
  1998/07/31      16477.65                    44821.06
  1998/08/31      13257.12                    38340.83
  1998/09/30      14415.19                    40796.95
  1998/10/31      14724.00                    44115.37
  1998/11/30      13996.08                    46789.20
  1998/12/31      15101.98                    49485.20
  1999/01/31      14925.09                    51554.67
  1999/02/26      14118.03                    49952.35
IMATRL PRASUN   SHR__CHT 19990228 19990322 095822 R00000000000120

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Services Portfolio on June 29, 1989, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $14,111 - a 41.11% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,952 - a 399.52% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                                 % OF FUND'S INVESTMENTS

Waste Management, Inc.            13.7

Allied Waste Industries, Inc.     11.2

Browning-Ferris Industries,       6.2
Inc.

Superior Services, Inc.           5.5

Republic Services, Inc. Class A   5.1

IT Group, Inc. (The)              4.5

KTI, Inc.                         4.0

Casella Waste Systems, Inc.       3.7
Class A

Thermo Electron Corp.             3.6

Safety-Kleen Corp.                3.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Pollution Control 70.9%
Electronic Instruments 9.3%
Industrial Machinery
& Equipment 6.7%
Electric Utility 4.0%
Water 2.4%
All Others 6.7%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 6.7
Row: 1, Col: 2, Value: 2.4
Row: 1, Col: 3, Value: 4.0
Row: 1, Col: 4, Value: 6.7
Row: 1, Col: 5, Value: 9.300000000000001
Row: 1, Col: 6, Value: 70.90000000000001

ENVIRONMENTAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Subrata Ghose)

Subrata Ghose,
Portfolio Manager of
Fidelity Select Environmental Services Portfolio

Q. HOW DID THE FUND PERFORM, SUBRATA?

A. Overall, it was a tough period for environmental services stocks. For the 12 months that ended February 28, 1999, the fund returned -22.23%. The Standard & Poor's 500 Index returned 19.74% during the same period, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - fell 4.79%.

Q. WHAT FACTORS HURT PERFORMANCE?

A. The five major areas of investment for the fund are solid waste, water purification, environmental consulting, hazardous waste and thermal instrumentation. Water purification and thermal instrumentation realize a good portion of their revenues from Asia, and the slowdown in that region hurt badly. As we entered the period, the sector was still smarting from the Asian economic turmoil. As fears of a U.S. economic slowdown spread in the fall, environmental services stocks, which are economically sensitive, hit their low point. Since that time, we've seen a slight rebound in performance, but nothing significant. Some groups have benefited from increased merger and acquisition activity, and many companies seem more willing to restructure their internal operations in an attempt to boost stalling profitability.

Q. THE FUND'S TOP-FIVE HOLDINGS AT THE END OF THE PERIOD WERE ALL
SOLID WASTE-RELATED STOCKS. HOW DID THEY PERFORM?

A. Like the other groups, solid waste stocks struggled. The group experienced dramatic changes over the past year, due mostly to the consolidation of several large companies. For instance, Waste Management and USA Waste merged operations, and there was much talk about Allied Waste making a large acquisition. While consolidation is generally beneficial, there was some uncertainty as to whether companies of that size could integrate themselves smoothly. That being said, solid waste stocks began to turn the corner during the second half of the period. Waste Management - the fund's largest individual stake and a key player in the solid waste field - reported strong earnings in the third and fourth quarters of 1998.

Q. THE FUND ALSO HAD SOME EXPOSURE TO HAZARDOUS WASTE AND THERMAL
INSTRUMENTATION STOCKS AT THE CLOSE OF THE PERIOD. HOW DID THESE
GROUPS FARE?

A. A combination of excess capacity and weak pricing was disastrous for hazardous waste stocks. Strict dumping regulations have limited the volume of hazardous waste, but the incinerators that destroy the waste were still populous. While some of the fund's investments in this area - such as IT Group - worked well, I'm not overly optimistic that the hazardous waste group can right its ship soon. Thermal instrumentation companies, were also disappointing. Many of these companies - which manufacture instruments designed to aid environmental research - performed poorly due to their exposure to Asia, weak U.S. capital equipment markets and a complex corporate structure. As a result, the fund's investments in Thermo Electron and Thermo Instruments detracted from overall performance. Fortunately, Thermo Electron is undergoing a major restructuring of business units and management. This could make for an interesting story down the road.

Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD? WHICH DISAPPOINTED?

A. Two small-cap, solid waste companies - American Disposal and Eastern Environmental - were acquired by other companies during the period and this gave the fund a bit of a performance boost. U.S. Filter Corp., a leader in the water purification area, also performed well during the second half of the period as its exposure to semiconductor companies helped. Semiconductor firms use highly purified water in processing their chips and, when semiconductor stocks rallied in December, demand picked up. Allied Waste, meanwhile, was one of the fund's bigger disappointments as speculation over the company's acquisition plans caused uncertainty.

Q. WHAT'S YOUR OUTLOOK?

A. The key phrase going forward is "long term." The sector has undergone quite a bit of volatility recently, and at the close of the period there was no single group that stood out over any other in terms of offering good opportunities. That being said, my emphasis will be on finding good stories that could play out nicely in the long run. Solid waste fundamentals are definitely improving, albeit slowly. The water filtration and thermal instrumentation groups could turn around with pickups in the Asian and U.S. capital equipment markets. When the sector does eventually turn around, my patience will hopefully be rewarded.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: June 29, 1989

FUND NUMBER: 516

TRADING SYMBOL: FSLEX

SIZE: as of February 28, 1999, more than $15 million

MANAGER: Subrata Ghose, since October 1998;
analyst, environmental services industry, 1997-present; gas, electric and water industries, 1997-1998; joined Fidelity in 1995

ENVIRONMENTAL SERVICES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.7%

                                 SHARES                  VALUE (NOTE 1)

CHEMICALS & PLASTICS - 2.0%

Catalytica, Inc. (a)              22,000                 $ 313,500

ELECTRIC UTILITY - 4.0%

KTI, Inc. (a)                     35,000                  630,000

ELECTRONIC INSTRUMENTS - 9.3%

Thermo Electron Corp. (a)         41,050                  567,003

Thermo Instrument Systems,        13,200                  195,525
Inc. (a)

Thermo Optek Corp. (a)            20,000                  217,500

Thermoquest Corp. (a)             42,200                  464,200

                                                          1,444,228

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.7%

Ionics, Inc. (a)                  7,200                   200,700

Recovery Engineering, Inc. (a)    14,000                  152,250

Thermo Fibertek, Inc. (a)         4,000                   31,000

United States Filter Corp. (a)    21,800                  535,463

Waterlink, Inc. (a)               29,600                  131,350

                                                          1,050,763

METALS & MINING - 0.4%

IMCO Recycling, Inc.              5,000                   62,813

POLLUTION CONTROL - 70.9%

Allied Waste Industries, Inc.     89,460                  1,744,470
(a)

Browning-Ferris Industries,       30,900                  973,350
Inc.

Calgon Carbon Corp.               9,100                   54,031

Casella Waste Systems, Inc.       27,300                  573,300
Class A (a)

Insituform Technologies, Inc.     20,200                  300,475
Class A (a)

IT Group, Inc. (The) (a)          54,000                  708,750

Ogden Corp.                       22,100                  540,069

Republic Services, Inc. Class     46,000                  802,125
A (a)

Safety-Kleen Corp. (a)            40,150                  559,591

Stericycle, Inc. (a)              23,000                  291,813

Superior Services, Inc. (a)       42,900                  862,022

Tetra Tech, Inc. (a)              23,750                  452,734

U.S. Liquids, Inc.                6,000                   136,125

Waste Connections, Inc. (a)       20,000                  400,000

Waste Industries, Inc. (a)        39,700                  535,950

Waste Management, Inc.            43,593                  2,130,606

                                                          11,065,411

WATER - 2.4%

American Water Works, Inc.        5,000                   151,250

E'Town Corp.                      5,000                   214,688

                                                          365,938

TOTAL COMMON STOCKS                                       14,932,653
(Cost $17,641,948)

CASH EQUIVALENTS - 4.3%

                                 SHARES                  VALUE (NOTE 1)

Taxable Central Cash Fund (b)     677,744                $ 677,744
(Cost $677,744)

TOTAL INVESTMENT IN                                      $ 15,610,397
SECURITIES - 100%
(Cost $18,319,692)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $23,763,535 and $27,829,701, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $14,545 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $18,477,058. Net unrealized depreciation aggregated $2,866,661, of which $574,854 related to appreciated investment securities and $3,441,515 related to depreciated investment securities.

The fund hereby designates approximately $169,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $845,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

ENVIRONMENTAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 15,610,397
value  (cost $18,319,692) -
See accompanying schedule

Receivable for fund shares                 3,580
sold

Interest receivable                        3,311

Redemption fees receivable                 16

 TOTAL ASSETS                              15,617,304

LIABILITIES

Payable for fund shares         $ 41,663
redeemed

Accrued management fee           8,529

Other payables and accrued       33,551
expenses

 TOTAL LIABILITIES                         83,743

NET ASSETS                                $ 15,533,561

Net Assets consist of:

Paid in capital                           $ 19,113,474

Accumulated undistributed net              (870,618)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (2,709,295)
(depreciation) on investments

NET ASSETS, for 1,216,736                 $ 15,533,561
shares outstanding

NET ASSET VALUE and                        $12.77
redemption price per share
($15,533,561 (divided by)
1,216,736 shares)

Maximum offering price per                 $13.16
share (100/97.00 of $12.77)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                            $ 120,420
Dividends

Interest                                      72,918

 TOTAL INCOME                                 193,338

EXPENSES

Management fee                   $ 122,145

Transfer agent fees               234,438

Accounting fees and expenses      57,141

Custodian fees and expenses       9,513

Registration fees                 12,390

Audit                             14,562

Legal                             130

Reports to shareholders           8,386

 Total expenses before            458,705
reductions

 Expense reductions               (8,619)     450,086

NET INVESTMENT INCOME (LOSS)                  (256,748)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (475,663)

 Foreign currency transactions    1,449       (474,214)

Change in net unrealized                      (4,374,725)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               (4,848,939)

NET INCREASE (DECREASE) IN                   $ (5,105,687)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 29,658
charges paid to FDC

 Sales charges - Retained by                 $ 28,390
FDC

 Deferred sales charges                      $ 7,574
withheld   by FDC

 Exchange fees withheld by FSC               $ 3,083

 Expense reductions  Directed                $ 8,015
brokerage arrangements

  Custodian credits                           604

                                             $ 8,619


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (256,748)                   $ (233,737)
income (loss)

 Net realized gain (loss)         (474,214)                     491,329

 Change in net unrealized         (4,374,725)                   2,816,729
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (5,105,687)                   3,074,321
NET ASSETS RESULTING FROM
OPERATIONS

Distributions in excess of        (40,246)                      -
net realized gains

Share transactions Net            10,454,030                    19,043,654
proceeds from sales of shares

 Reinvestment of distributions    38,642                        -

 Cost of shares redeemed          (15,030,447)                  (29,500,558)

 NET INCREASE (DECREASE) IN       (4,537,775)                   (10,456,904)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  34,045                        40,370

  TOTAL INCREASE (DECREASE)       (9,649,663)                   (7,342,213)
IN NET ASSETS

NET ASSETS

 Beginning of period              25,183,224                    32,525,437

 End of period                   $ 15,533,561                  $ 25,183,224

OTHER INFORMATION
Shares

 Sold                             712,286                       1,183,759

 Issued in reinvestment of        3,084                         -
distributions

 Redeemed                         (1,028,657)                   (1,896,214)

 Net increase (decrease)          (313,287)                     (712,455)





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.46    $ 14.50   $ 12.42   $ 10.27   $ 11.93
period

Income from Investment
Operations

Net investment income (loss) c    (.18)      (.13)     (.08)     (.17)     (.14)

Net realized and unrealized       (3.50)     2.07      2.04      2.95      (1.53)
gain (loss)

Total from investment             (3.68)     1.94      1.96      2.78      (1.67)
operations

Less Distributions

From net realized gain            -          -         -         (.65)     -

In excess of net realized gain    (.03)      -         (.02)     -         -

Total distributions               (.03)      -         (.02)     (.65)     -

Redemption fees added to paid     .02        .02       .14       .02       .01
in capital

Net asset value, end of period   $ 12.77    $ 16.46   $ 14.50   $ 12.42   $ 10.27

TOTAL RETURN A, b                 (22.23)%   13.52%    16.93%    27.49%    (13.91)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 15,534   $ 25,183  $ 32,525  $ 27,587  $ 31,270
(000 omitted)

Ratio of expenses to average      2.20%      2.23%     2.18%     2.36%     2.04%
net assets

Ratio of expenses to average      2.16% d    2.22% d   2.11% d   2.32% d   2.01% d
net assets after expense
reductions

Ratio of net investment           (1.23)%    (.84)%    (.59)%    (1.43)%   (1.32)%
income (loss) to average net
assets

Portfolio turnover rate           123%       59%       252%      138%      82%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


INDUSTRIAL EQUIPMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INDUSTRIAL EQUIPMENT    1.00%        101.58%       324.90%

SELECT INDUSTRIAL EQUIPMENT    -2.11%       95.46%        312.08%
(LOAD ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Cyclical Industries         -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INDUSTRIAL EQUIPMENT  1.00%        15.05%        15.57%

SELECT INDUSTRIAL EQUIPMENT  -2.11%       14.34%        15.21%
(LOAD ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Cyclical Industries       -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Industrial Equipment        S&P 500
             00510                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9843.21                    10233.00
  1989/04/30      10549.70                    10764.09
  1989/05/31      11122.54                    11200.04
  1989/06/30      10645.18                    11136.20
  1989/07/31      11323.03                    12141.80
  1989/08/31      11533.07                    12379.78
  1989/09/30      11370.77                    12329.02
  1989/10/31      10616.54                    12042.99
  1989/11/30      10912.50                    12288.66
  1989/12/31      11103.44                    12583.59
  1990/01/31      10731.10                    11739.23
  1990/02/28      11275.30                    11890.67
  1990/03/31      11943.60                    12205.77
  1990/04/30      11848.13                    11900.63
  1990/05/31      12946.06                    13060.94
  1990/06/30      12715.97                    12972.12
  1990/07/31      12475.68                    12930.61
  1990/08/31      10418.83                    11761.68
  1990/09/30       9005.94                    11188.89
  1990/10/31       8765.65                    11140.78
  1990/11/30       9054.00                    11860.47
  1990/12/31       9380.79                    12191.38
  1991/01/31      10380.38                    12722.92
  1991/02/28      11360.75                    13632.61
  1991/03/31      11264.63                    13962.52
  1991/04/30      11149.30                    13996.03
  1991/05/31      11620.26                    14600.66
  1991/06/30      11245.12                    13931.95
  1991/07/31      11341.31                    14581.18
  1991/08/31      11514.46                    14926.75
  1991/09/30      11783.81                    14677.48
  1991/10/31      11716.47                    14874.16
  1991/11/30      11158.54                    14274.73
  1991/12/31      11898.63                    15907.76
  1992/01/31      12966.21                    15611.87
  1992/02/29      13888.20                    15814.83
  1992/03/31      13480.58                    15506.44
  1992/04/30      13480.58                    15962.33
  1992/05/31      13587.34                    16040.54
  1992/06/30      12752.69                    15801.54
  1992/07/31      12869.15                    16447.82
  1992/08/31      12199.49                    16110.64
  1992/09/30      12451.83                    16300.75
  1992/10/31      12403.30                    16357.80
  1992/11/30      12995.32                    16915.60
  1992/12/31      13247.66                    17123.66
  1993/01/31      13868.79                    17267.50
  1993/02/28      14596.69                    17502.34
  1993/03/31      14858.73                    17871.64
  1993/04/30      15538.55                    17439.14
  1993/05/31      16315.47                    17906.51
  1993/06/30      16529.13                    17958.44
  1993/07/31      16762.21                    17886.61
  1993/08/31      17908.17                    18564.51
  1993/09/30      17704.23                    18421.56
  1993/10/31      18296.64                    18802.89
  1993/11/30      18277.22                    18624.26
  1993/12/31      18987.73                    18849.62
  1994/01/31      19880.57                    19490.50
  1994/02/28      20446.03                    18962.31
  1994/03/31      19265.50                    18135.55
  1994/04/30      19091.13                    18367.69
  1994/05/31      18700.90                    18668.92
  1994/06/30      17740.34                    18211.53
  1994/07/31      18580.83                    18808.87
  1994/08/31      19901.60                    19580.03
  1994/09/30      19961.64                    19100.32
  1994/10/31      20211.78                    19530.08
  1994/11/30      19231.21                    18818.79
  1994/12/31      19581.42                    19097.87
  1995/01/31      19471.35                    19593.08
  1995/02/28      20051.69                    20356.63
  1995/03/31      21712.66                    20957.35
  1995/04/30      22733.51                    21574.54
  1995/05/31      23193.99                    22436.88
  1995/06/30      24074.90                    22958.09
  1995/07/31      26337.24                    23719.38
  1995/08/31      25826.71                    23778.91
  1995/09/30      24645.49                    24782.38
  1995/10/31      24595.44                    24693.91
  1995/11/30      25436.31                    25777.97
  1995/12/31      25027.82                    26274.46
  1996/01/31      26033.30                    27168.84
  1996/02/29      27443.17                    27420.69
  1996/03/31      27639.89                    27684.75
  1996/04/30      28147.71                    28092.83
  1996/05/31      28352.26                    28817.34
  1996/06/30      28227.26                    28927.14
  1996/07/31      26818.17                    27649.13
  1996/08/31      27977.26                    28232.26
  1996/09/30      29306.80                    29821.17
  1996/10/31      29124.98                    30643.63
  1996/11/30      31488.62                    32959.99
  1996/12/31      31712.85                    32307.05
  1997/01/31      32845.00                    34325.59
  1997/02/28      32450.66                    34594.71
  1997/03/31      31140.42                    33173.21
  1997/04/30      32275.79                    35153.65
  1997/05/31      35142.29                    37293.80
  1997/06/30      37333.52                    38964.57
  1997/07/31      40020.87                    42064.98
  1997/08/31      39772.81                    39708.50
  1997/09/30      40820.19                    41883.33
  1997/10/31      37636.71                    40484.43
  1997/11/30      37567.80                    42358.45
  1997/12/31      37595.36                    43085.75
  1998/01/31      36918.11                    43562.28
  1998/02/28      40808.37                    46703.99
  1998/03/31      43611.88                    49095.70
  1998/04/30      44714.39                    49589.60
  1998/05/31      43139.38                    48737.16
  1998/06/30      42966.13                    50716.86
  1998/07/31      41406.88                    50176.72
  1998/08/31      34429.61                    42922.17
  1998/09/30      35469.11                    45671.77
  1998/10/31      39359.37                    49386.71
  1998/11/30      40792.62                    52380.04
  1998/12/31      42358.58                    55398.18
  1999/01/31      42766.97                    57714.93
  1999/02/26      41208.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 144528 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $41,208 - a 312.08% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                           % OF FUND'S INVESTMENTS

Tyco International Ltd.     10.1

Pitney Bowes, Inc.          8.5

General Electric Co.        8.3

Illinois Tool Works, Inc.   6.7

Emerson Electric Co.        5.7

Xerox Corp.                 5.0

Applied Materials, Inc.     4.8

Ingersoll-Rand Co.          4.7

Caterpillar, Inc.           4.1

COMSAT Corp. Series 1       3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Industrial Machinery
& Equipment 30.2%
Electrical Equipment 19.8%
Computers & Office
Equipment 13.9%
Electronic Instruments 7.3%
Telephone Services 3.8%
All Others 25.0%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 25.0
Row: 1, Col: 2, Value: 3.8
Row: 1, Col: 3, Value: 7.3
Row: 1, Col: 4, Value: 13.9
Row: 1, Col: 5, Value: 19.8
Row: 1, Col: 6, Value: 30.2

INDUSTRIAL EQUIPMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Simon Wolf)

Simon Wolf,
Portfolio Manager of Fidelity Select Industrial Equipment Portfolio

Q. HOW DID THE FUND PERFORM, SIMON?

A. For the 12 months that ended February 28, 1999, the fund returned 1.00%. For the same 12-month period, the Standard & Poor's 500 Index returned 19.74%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79%. The fund outperformed the Goldman Sachs index due to the portfolio's smaller exposure to stocks with strong ties to falling commodity prices and its larger exposure to defensive, consumer-oriented stocks.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PAST
YEAR?

A. The biggest factor was weak international economies, particularly in Asia, Russia and Latin America. As conditions worsened, demand for commodity-oriented products such as coal, paper and oil fell significantly, resulting in capital spending cutbacks and reduced equipment orders. Declining demand for agricultural products was exacerbated by record crop yields in the U.S., driving commodity prices to historically low levels and reducing demand for agricultural equipment. In addition, because U.S. exports represent an important component of revenue, declining currencies versus the dollar further aggravated conditions. These factors all led to deteriorating earnings growth and weak stock price performance for industrial and agricultural companies.

Q. HOW DID YOU MANAGE THE FUND IN THIS DIFFICULT ENVIRONMENT?

A. I underweighted companies whose earnings were sensitive to falling commodity prices and weak international economies. For example, the fund had relatively small positions in agricultural and mining equipment manufacturers and industrial component suppliers. In addition, I significantly overweighted large-cap stocks that offered investors good liquidity, expanding revenues and steady, predictable earnings growth.

Q. WHICH OF THE FUND'S HOLDINGS REFLECTED YOUR STRATEGY?

A. Tyco International and Pitney Bowes - the fund's two largest positions at the end of the period - were large-cap companies that generated strong sales and predictable earnings growth. Both of these stocks performed well throughout the year. Tyco diversified its operations by establishing leadership positions in such businesses as fire and security services - it owns ADT, the top U.S. provider of security monitoring - and electronic components. These relatively non-cyclical businesses offer good growth rates and high margins. Pitney Bowes manufactures office equipment and is the world's largest producer of postage meters. With a domestic market share in excess of 80%, the company recently benefited from U.S. Postal Service regulations that are driving a major product transition. These regulations eliminated older, mechanical postage meters in favor of newer, more efficient electronic and digital meters.

Q. WHERE ELSE DID YOU FIND VALUE?

A. I increased the fund's holdings in semiconductor equipment stocks. Excess inventories and falling prices hurt this sector earlier in the year when many personal computer manufacturers scaled back production and reduced semiconductor orders. However, after inventories were sold down, pricing improved and these stocks recovered. For example, the fund's performance benefited from an investment in Applied Materials - the dominant producer of wafer-fabrication equipment used by semiconductor manufacturers - when its stock price more than tripled between October and February.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Investments in Loral and Comsat, two satellite companies, performed poorly. Both launch and in-orbit failures accentuated their lack of earnings predictability. As a result, their stock prices fell sharply despite a favorable deployment history and strong demand for satellite services and capacity. Loral is no longer in the portfolio. Emerson Electric - a large manufacturer of electrical products - weakened significantly during the last part of the period. The stock performed well throughout the fall of 1998 as the market rewarded its relatively steady earnings growth. Ultimately, however, weak global economies and falling commodity prices led to a deteriorating earnings outlook and investors were disappointed.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am modestly optimistic that conditions should improve for North American industrial equipment manufacturers. Although I'm mindful of weaknesses in Latin America and potentially slower growth in Europe, I am encouraged by signs of economic recovery and stronger currencies in some Asian countries, including Singapore and Korea. As confidence in Asia's recovery increases, demand for industrial products should improve. Looking ahead, I plan to maintain my focus on companies offering steady growth and predictable earnings. However, I also plan to increase the fund's exposure to companies that should be performance leaders - such as component suppliers to the large equipment manufacturers - when the industrial equipment cycle turns around.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 510

TRADING SYMBOL: FSCGX

SIZE: as of February 28, 1999, more than $31 million

MANAGER: Simon Wolf, since 1997; research analyst, industrial and electrical equipment industries, since 1997; joined Fidelity in 1996

INDUSTRIAL EQUIPMENT PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.6%

                               SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 2.8%

AlliedSignal, Inc.              10,000                   $ 413,750

Cordant Technologies, Inc.      3,100                     120,706

Textron, Inc.                   5,000                     390,000

                                                          924,456

BUILDING MATERIALS - 1.2%

American Standard Companies,    5,000                     167,813
Inc. (a)

York International Corp.        6,000                     217,500

                                                          385,313

CHEMICALS & PLASTICS - 0.9%

Tredegar Industries, Inc.       12,000                    306,750

COMPUTERS & OFFICE EQUIPMENT
- 13.9%

Neopost SA (a)                  8,100                     129,489

Pitney Bowes, Inc.              45,000                    2,843,438

Xerox Corp.                     30,000                    1,655,625

                                                          4,628,552

ELECTRICAL EQUIPMENT - 19.8%

Baldor Electric Co.             11,866                    226,937

Emerson Electric Co.            33,000                    1,895,438

General Electric Co.            27,500                    2,758,594

Genlyte Group, Inc. (a)         15,000                    271,406

Honeywell, Inc.                 13,000                    909,188

Hubbell, Inc. Class B           9,000                     335,250

SLI, Inc. (a)                   9,000                     201,375

                                                          6,598,188

ELECTRONIC INSTRUMENTS - 7.3%

Applied Materials, Inc. (a)     28,500                    1,585,313

KLA-Tencor Corp. (a)            8,500                     440,406

LAM Research Corp. (a)          3,500                     103,469

Novellus Systems, Inc. (a)      1,850                     109,266

Teradyne, Inc. (a)              4,000                     190,500

                                                          2,428,954

ELECTRONICS - 1.2%

AMP, Inc.                       7,500                     398,906

ENERGY SERVICES - 1.1%

Halliburton Co.                 13,000                    367,250

ENTERTAINMENT - 1.3%

Tele-Communications, Inc.       15,000                    415,313
(TCI Ventures Group) Series
A (a)

INDUSTRIAL MACHINERY &
EQUIPMENT - 30.2%

Caterpillar, Inc.               30,000                    1,366,875

Cooper Industries, Inc.         6,000                     262,500

Dover Corp.                     9,900                     336,600



                               SHARES                    VALUE (NOTE 1)

IDEX Corp.                      5,000                    $ 118,750

Illinois Tool Works, Inc.       32,500                    2,234,375

Ingersoll-Rand Co.              33,000                    1,567,500

Kaydon Corp.                    4,500                     137,250

Lindsay Manufacturing Co.       15,000                    238,125

Manitowoc Co., Inc.             5,250                     193,594

MSC Industrial Direct, Inc.     13,000                    232,375
(a)

Tyco International Ltd.         45,000                    3,349,682

                                                          10,037,626

LEASING & RENTAL - 0.6%

United Rentals, Inc. (a)        6,000                     193,125

MEDICAL EQUIPMENT & SUPPLIES
- 1.5%

Millipore Corp.                 14,000                    390,250

Pall Corp.                      5,000                     105,938

                                                          496,188

METALS & MINING - 1.3%

AFC Cable Systems, Inc. (a)     7,000                     231,875

Superior Telecom, Inc.          7,500                     212,344

                                                          444,219

OIL & GAS - 1.0%

Cooper Cameron Corp. (a)        100                       2,313

Weatherford International,      20,000                    340,000
Inc. (a)

                                                          342,313

PACKAGING & CONTAINERS - 0.7%

Owens-Illinois, Inc. (a)        10,000                    239,375

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.3%

IKON Office Solutions, Inc.     7,500                     105,938

SERVICES - 0.7%

Ritchie Bros. Auctioneers,      7,500                     235,313
Inc.

TELEPHONE SERVICES - 3.8%

COMSAT Corp. Series 1           35,000                    1,023,750

MCI WorldCom, Inc. (a)          3,000                     247,500

                                                          1,271,250

TOTAL COMMON STOCKS                                       29,819,029
(Cost $23,685,734)

CASH EQUIVALENTS - 10.4%



Taxable Central Cash Fund (b)   3,445,357                 3,445,357
(Cost $3,445,357)

TOTAL INVESTMENT IN                                     $ 33,264,386
SECURITIES - 100%
(Cost $27,131,091)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $32,425,269 and $43,857,749, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,504 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $27,171,099. Net unrealized appreciation aggregated $6,093,287 of which $7,322,018 related to appreciated investment securities and $1,228,731 related to depreciated investment securities.

The fund hereby designates approximately $1,939,000 as capital gain dividend for the purpose of the dividend paid deduction.

INDUSTRIAL EQUIPMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 33,264,386
value  (cost $27,131,091) -
See accompanying schedule

Receivable for fund shares                   3,336
sold

Dividends receivable                         48,163

Interest receivable                          6,368

Redemption fees receivable                   112

Other receivables                            8,150

 TOTAL ASSETS                                33,330,515

LIABILITIES

Payable to custodian bank       $ 49,145

Payable for investments          363,454
purchased

Payable for fund shares          1,295,808
redeemed

Accrued management fee           16,224

Other payables and accrued       32,722
expenses

 TOTAL LIABILITIES                           1,757,353

NET ASSETS                                  $ 31,573,162

Net Assets consist of:

Paid in capital                             $ 23,290,162

Accumulated undistributed net                2,149,705
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  6,133,295
(depreciation) on investments

NET ASSETS, for 1,251,395                   $ 31,573,162
shares outstanding

NET ASSET VALUE and                          $25.23
redemption price per share
($31,573,162 (divided by)
1,251,395 shares)

Maximum offering price per                   $26.01
share (100/97.00 of $25.23)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                            $ 365,472
Dividends

Interest                                      164,210

 TOTAL INCOME                                 529,682

EXPENSES

Management fee                   $ 249,535

Transfer agent fees               248,573

Accounting fees and expenses      60,400

Non-interested trustees'          158
compensation

Custodian fees and expenses       9,119

Registration fees                 17,222

Audit                             14,066

Legal                             347

Reports to shareholders           6,504

 Total expenses before            605,924
reductions

 Expense reductions               (6,761)     599,163

NET INVESTMENT INCOME (LOSS)                  (69,481)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,585,290

 Foreign currency transactions    830         3,586,120

Change in net unrealized                      (3,320,873)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               265,247

NET INCREASE (DECREASE) IN                   $ 195,766
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 25,189
charges paid to FDC

 Sales charges - Retained by                 $ 24,472
FDC

 Deferred sales charges                      $ 1,074
withheld   by FDC

 Exchange fees withheld by FSC               $ 4,058

 Expense reductions  Directed                $ 6,560
brokerage arrangements

  Custodian credits                           201

                                             $ 6,761


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (69,481)                    $ (190,412)
income (loss)

 Net realized gain (loss)         3,586,120                     9,532,487

 Change in net unrealized         (3,320,873)                   4,204,137
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       195,766                       13,546,212
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (59,949)
From net investment income

 From net realized gain           (1,273,263)                   (11,693,964)

 TOTAL DISTRIBUTIONS              (1,273,263)                   (11,753,913)

Share transactions Net            20,888,073                    24,781,618
proceeds from sales of shares

 Reinvestment of distributions    1,219,714                     11,543,701

 Cost of shares redeemed          (39,935,425)                  (90,632,790)

 NET INCREASE (DECREASE) IN       (17,827,638)                  (54,307,471)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  50,582                        60,604

  TOTAL INCREASE (DECREASE)       (18,854,553)                  (52,454,568)
IN NET ASSETS

NET ASSETS

 Beginning of period              50,427,715                    102,882,283

 End of period                   $ 31,573,162                  $ 50,427,715

OTHER INFORMATION
Shares

 Sold                             771,299                       934,187

 Issued in reinvestment of        49,301                        497,967
distributions

 Redeemed                         (1,515,112)                   (3,519,270)

 Net increase (decrease)          (694,512)                     (2,087,116)





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999      1998      1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.91   $ 25.51   $ 25.11    $ 20.04    $ 20.61
period

Income from Investment
Operations

Net investment income (loss) C    (.04)     (.08)     .06        .04        .01

Net realized and unrealized       .25       5.73      4.15       7.10       (.44)
gain (loss)

Total from investment             .21       5.65      4.21       7.14       (.43)
operations

Less Distributions

 From net investment income       -         (.02)     (.04)      (.05)      (.01)

From net realized gain            (.92)     (5.26)    (3.84)     (2.05)     (.16)

Total distributions               (.92)     (5.28)    (3.88)     (2.10)     (.17)

Redemption fees added to paid     .03       .03       .07        .03        .03
in capital

Net asset value, end of period   $ 25.23   $ 25.91   $ 25.51    $ 25.11    $ 20.04

TOTAL RETURN A, B                 1.00%     25.76%    18.25%     36.86%     (1.93)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 31,573  $ 50,428  $ 102,882  $ 137,520  $ 109,968
(000 omitted)

Ratio of expenses to average      1.43%     1.67%     1.51%      1.54%      1.80%
net assets

Ratio of expenses to average      1.41% D   1.60% D   1.44% D    1.53% D    1.78% D
net assets after expense
reductions

Ratio of net investment           (.16)%    (.32)%    .25%       .19%       .06%
income (loss) to average net
assets

Portfolio turnover rate           84%       115%      261%       115%       131%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.

INDUSTRIAL MATERIALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INDUSTRIAL MATERIALS    -18.72%      19.16%        99.31%

SELECT INDUSTRIAL MATERIALS    -21.23%      15.52%        93.26%
(LOAD ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Cyclical Industries         -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INDUSTRIAL MATERIALS  -18.72%      3.57%         7.14%

SELECT INDUSTRIAL MATERIALS  -21.23%      2.93%         6.81%
(LOAD ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Cyclical Industries       -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Industrial Materials        S&P 500
             00509                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9599.11                    10233.00
  1989/04/30       9894.58                    10764.09
  1989/05/31      10024.29                    11200.04
  1989/06/30       9440.56                    11136.20
  1989/07/31      10290.94                    12141.80
  1989/08/31      11112.48                    12379.78
  1989/09/30      10435.07                    12329.02
  1989/10/31       9577.49                    12042.99
  1989/11/30       9714.41                    12288.66
  1989/12/31       9988.26                    12583.59
  1990/01/31       9224.37                    11739.23
  1990/02/28       9382.91                    11890.67
  1990/03/31       9656.76                    12205.77
  1990/04/30       8957.73                    11900.63
  1990/05/31       9498.22                    13060.94
  1990/06/30       9397.42                    12972.12
  1990/07/31       9286.51                    12930.61
  1990/08/31       8214.42                    11761.68
  1990/09/30       7630.32                    11188.89
  1990/10/31       7541.60                    11140.78
  1990/11/30       7940.86                    11860.47
  1990/12/31       8273.57                    12191.38
  1991/01/31       8569.32                    12722.92
  1991/02/28       9197.79                    13632.61
  1991/03/31       9323.48                    13962.52
  1991/04/30       9338.27                    13996.03
  1991/05/31      10136.79                    14600.66
  1991/06/30      10025.85                    13931.95
  1991/07/31      10426.89                    14581.18
  1991/08/31      10671.96                    14926.75
  1991/09/30      10530.86                    14677.48
  1991/10/31      10983.88                    14874.16
  1991/11/30      10107.54                    14274.73
  1991/12/31      11236.38                    15907.76
  1992/01/31      11726.53                    15611.87
  1992/02/29      12298.38                    15814.83
  1992/03/31      12083.01                    15506.44
  1992/04/30      12714.27                    15962.33
  1992/05/31      12862.80                    16040.54
  1992/06/30      12550.58                    15801.54
  1992/07/31      12832.95                    16447.82
  1992/08/31      12023.00                    16110.64
  1992/09/30      11859.52                    16300.75
  1992/10/31      11993.27                    16357.80
  1992/11/30      12439.12                    16915.60
  1992/12/31      12626.18                    17123.66
  1993/01/31      12894.82                    17267.50
  1993/02/28      13014.22                    17502.34
  1993/03/31      13230.62                    17871.64
  1993/04/30      13036.60                    17439.14
  1993/05/31      13573.89                    17906.51
  1993/06/30      13610.95                    17958.44
  1993/07/31      13798.12                    17886.61
  1993/08/31      14157.49                    18564.51
  1993/09/30      13715.77                    18421.56
  1993/10/31      14524.34                    18802.89
  1993/11/30      14719.00                    18624.26
  1993/12/31      15325.42                    18849.62
  1994/01/31      16568.23                    19490.50
  1994/02/28      16223.84                    18962.31
  1994/03/31      15767.14                    18135.55
  1994/04/30      16358.95                    18367.69
  1994/05/31      16524.04                    18668.92
  1994/06/30      16351.44                    18211.53
  1994/07/31      16959.27                    18808.87
  1994/08/31      17874.77                    19580.03
  1994/09/30      17649.65                    19100.32
  1994/10/31      17417.02                    19530.08
  1994/11/30      16186.35                    18818.79
  1994/12/31      16581.17                    19097.87
  1995/01/31      16113.03                    19593.08
  1995/02/28      17464.59                    20356.63
  1995/03/31      17864.78                    20957.35
  1995/04/30      17947.51                    21574.54
  1995/05/31      17765.99                    22436.88
  1995/06/30      18560.13                    22958.09
  1995/07/31      20163.53                    23719.38
  1995/08/31      20110.59                    23778.91
  1995/09/30      19543.34                    24782.38
  1995/10/31      18408.86                    24693.91
  1995/11/30      20103.02                    25777.97
  1995/12/31      19132.99                    26274.46
  1996/01/31      19429.22                    27168.84
  1996/02/29      19801.40                    27420.69
  1996/03/31      20804.00                    27684.75
  1996/04/30      21291.50                    28092.83
  1996/05/31      21160.41                    28817.34
  1996/06/30      20458.66                    28927.14
  1996/07/31      19610.39                    27649.13
  1996/08/31      20674.58                    28232.26
  1996/09/30      21129.56                    29821.17
  1996/10/31      21083.29                    30643.63
  1996/11/30      21723.35                    32959.99
  1996/12/31      21814.22                    32307.05
  1997/01/31      21911.03                    34325.59
  1997/02/28      22314.40                    34594.71
  1997/03/31      20830.00                    33173.21
  1997/04/30      20886.68                    35153.65
  1997/05/31      22210.18                    37293.80
  1997/06/30      22140.06                    38964.57
  1997/07/31      24077.09                    42064.98
  1997/08/31      24173.51                    39708.50
  1997/09/30      24804.58                    41883.33
  1997/10/31      22885.07                    40484.43
  1997/11/30      22613.36                    42358.45
  1997/12/31      22196.91                    43085.75
  1998/01/31      22615.54                    43562.28
  1998/02/28      23785.81                    46703.99
  1998/03/31      24946.55                    49095.70
  1998/04/30      25174.90                    49589.60
  1998/05/31      23938.03                    48737.16
  1998/06/30      22739.23                    50716.86
  1998/07/31      21131.31                    50176.72
  1998/08/31      17649.07                    42922.17
  1998/09/30      17905.95                    45671.77
  1998/10/31      19209.42                    49386.71
  1998/11/30      19884.93                    52380.04
  1998/12/31      19751.73                    55398.18
  1999/01/31      19856.39                    57714.93
  1999/02/26      19326.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 144533 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $19,326 - a 93.26% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                                 % OF FUND'S INVESTMENTS

Kimberly-Clark Corp.              9.2

Minnesota Mining &                7.9
Manufacturing Co.

Monsanto Co.                      6.8

du Pont (E.I.) de Nemours & Co.   6.7

Burlington Northern Santa Fe      5.6
Corp.

Alcoa, Inc.                       4.4

Dow Chemical Co.                  4.3

Getchell Gold Corp.               3.0

Union Pacific Corp.               2.5

International Paper Co.           2.3

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Chemicals & Plastics 25.2%
Paper & Forest Products 23.8%
Railroads 9.8%
Consumer Durables 7.9%
Metals & Mining 7.2%
All Others 26.1%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 26.1
Row: 1, Col: 2, Value: 7.2
Row: 1, Col: 3, Value: 7.9
Row: 1, Col: 4, Value: 9.800000000000001
Row: 1, Col: 5, Value: 23.8
Row: 1, Col: 6, Value: 25.2

INDUSTRIAL MATERIALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Peter Hirsch)

Peter Hirsch,
Portfolio Manager
of Fidelity Select
Industrial Materials Portfolio

Q. HOW DID THE FUND PERFORM, PETER?

A. For the 12 months that ended February 28, 1999, the fund had a total return of -18.72%, compared to 19.74% for the Standard & Poor's 500 Index. The Goldman Sachs Cyclical Industries Index, comprised of 277 stocks in the cyclical industries sector, had a return of -4.79%.

Q. WHY DID THE FUND TRAIL THE S&P 500 AND THE GOLDMAN SACHS INDEX?

A. The story hasn't changed much from six months ago. The fund's performance depends heavily on the prices of global commodities such as steel, paper, chemicals, plastics and non-ferrous metals. Ongoing weak demand from Asia and Latin America kept commodity prices low, thereby diminishing the profitability of most companies in the sector. The S&P 500, on the other hand, is a broadly based index containing the stocks of companies from a variety of sectors. With the exception of the three-month period from mid-July through mid-October, the general market was strong, enabling the S&P 500 to outperform the fund by a considerable degree. The Goldman Sachs index, although closer in composition than the S&P 500 to the universe of stocks in which the fund can invest, nevertheless also contains stocks from industries that are more insulated from weak overseas demand. Consequently, the Goldman Sachs index performed better than the fund did.

Q. DID YOU MAKE ANY SIGNIFICANT CHANGES SINCE TAKING OVER THE FUND IN SEPTEMBER 1998?

A. There were no major shifts in strategy. I tried to pick the best stocks in each industry, particularly those with the ability to grow their earnings and generate solid cash flow during difficult periods.

Q. WHAT STOCKS DID WELL FOR THE FUND DURING THE PERIOD?

A. Alcoa helped the fund's performance. The company was able to grow its earnings through cost reductions and a variety of productivity-enhancing programs. In addition, Alcoa made a number of acquisitions that added to earnings. One of those acquisitions was Alumax, another relatively strong performer during the period. Getchell Gold also performed well. The stock surged higher on news of a takeover bid by another gold mining company, Placer Dome.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Cytec was one of the biggest detractors. A supplier to Boeing, the company was adversely affected by the aerospace giant's plans to build fewer planes in the year 2000. Owens-Illinois performed poorly in part because of weakness in the economies of Latin America, where the company does a fair amount of business. Ryerson Tull - a metal service center/distributor - was another disappointment. The company's business slowed in response to slackening demand for the products of its customers in the heavy machinery manufacturing industry. Finally, Kimberly-Clark detracted significantly from the fund's performance. Although the stock suffered only a slight decline, Kimberly-Clark was one of the fund's largest holdings during the period, so even a modest decline was enough to put a noticeable dent in the fund's performance.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. An improving outlook for the industrial materials sector depends to a significant degree on a rebound in global demand for the commodities used to produce those materials. Current prospects in that regard are mixed. On the one hand, Japan's economy remains in a recession, and Latin America may be in the early stages of contracting the "Asian flu" - as the recent devaluation of the Brazilian currency suggests. Furthermore, some European economies are weaker than they were six months ago. China is still a question mark. A devaluation of the Chinese yuan, which some analysts have been anticipating, could put downward pressure on industrial materials prices. On the other hand, some parts of Asia, such as South Korea, appear to be rebounding from their economic doldrums. Another positive factor is the United States economy, which continues to show surprising strength.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 509

TRADING SYMBOL: FSDPX

SIZE: as of February 28, 1999, more than $11 million

MANAGER: Peter Hirsch, since September
1998; analyst, growth and income funds and
steel industries, 1995-1998; joined Fidelity in
1995

INDUSTRIAL MATERIALS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.2%

                                 SHARES                  VALUE (NOTE 1)

BUILDING MATERIALS - 6.0%

Lafarge Corp.                     1,820                  $ 58,013

Masco Corp.                       9,400                   246,750

Owens-Corning                     800                     25,450

Sherwin-Williams Co.              4,300                   103,469

Southdown, Inc.                   3,900                   184,031

USG Corp.                         1,100                   55,138

                                                          672,851

CHEMICALS & PLASTICS - 25.2%

Air Products & Chemicals,         900                     28,913
Inc.

Avery Dennison Corp.              2,800                   150,325

Cytec Industries, Inc. (a)        3,500                   93,844

Dow Chemical Co.                  4,900                   482,038

du Pont (E.I.) de Nemours &       14,700                  754,294
Co.

Ivex Packaging Corp. (a)          5,300                   80,163

Monsanto Co.                      16,800                  765,450

Praxair, Inc.                     5,500                   192,156

Raychem Corp.                     20                      456

Sealed Air Corp. (a)              3,440                   174,580

Union Carbide Corp.               1,700                   74,800

Witco Corp.                       1,600                   27,100

                                                          2,824,119

CONSUMER DURABLES - 7.9%

Minnesota Mining &                12,000                  888,750
Manufacturing Co.

DRUGS & PHARMACEUTICALS - 0.5%

Sigma-Aldrich Corp.               2,100                   55,388

IRON & STEEL - 3.5%

AK Steel Holding Corp.            3,300                   71,981

Allegheny Teledyne, Inc.          3,800                   78,375

Nucor Corp.                       2,500                   111,406

Steel Dynamics, Inc. (a)          8,500                   133,875

                                                          395,637

LEASING & RENTAL - 0.4%

Ryder Systems, Inc.               1,600                   43,200

METALS & MINING - 7.2%

Alcoa, Inc.                       12,282                  497,421

Brush Wellman, Inc.               400                     5,750

Cominco Ltd.                      1,800                   24,771

Falconbridge Ltd.                 4,500                   49,990

Kaiser Aluminum Corp. (a)         7,000                   35,000

Phelps Dodge Corp.                1,400                   67,900

Reynolds Metals Co.               1,500                   64,125

Ryerson Tull, Inc. (a)            3,220                   58,765

                                                          803,722

PACKAGING & CONTAINERS - 1.2%

Owens-Illinois, Inc. (a)          5,400                   129,263



                                 SHARES                  VALUE (NOTE 1)

PAPER & FOREST PRODUCTS - 23.8%

Boise Cascade Corp.               1,587                  $ 49,296

Bowater, Inc.                     1,600                   67,400

Champion International Corp.      2,700                   99,900

Consolidated Papers, Inc.         1,800                   40,050

Fort James Corp.                  5,500                   164,313

Georgia-Pacific Corp.             2,900                   212,425

International Paper Co.           6,100                   256,200

Kimberly-Clark Corp.              21,700                  1,025,319

Louisiana-Pacific Corp.           2,000                   36,750

Mead Corp.                        1,700                   51,744

Potlatch Corp.                    700                     24,281

Smurfit-Stone Container Corp.     4,900                   88,506
(a)

Temple-Inland, Inc.               1,400                   83,913

Union Camp Corp.                  1,600                   107,000

Westvaco Corp.                    2,300                   51,463

Weyerhaeuser Co.                  4,100                   228,575

Willamette Industries, Inc.       2,000                   72,875

                                                          2,660,010

PRECIOUS METALS - 6.4%

Barrick Gold Corp.                12,200                  215,632

Euro-Nevada Mining Corp. Ltd.     2,000                   28,916

Getchell Gold Corp. (a)           12,900                  334,594

Kinross Gold Corp. (a)            6,100                   13,593

Newmont Mining Corp.              6,150                   106,088

Stillwater Mining Co. (a)         750                     17,203

                                                          716,026

RAILROADS - 9.8%

Burlington Northern Santa Fe      18,900                  626,063
Corp.

Canadian National Railway Co.     2,100                   101,393

Kansas City Southern              1,900                   88,825
Industries, Inc.

Union Pacific Corp.               6,100                   285,938

                                                          1,102,219

TRUCKING & FREIGHT - 2.3%

CNF Transportation, Inc.          2,000                   84,500

USFreightways Corp.               5,500                   175,313

                                                          259,813

TOTAL COMMON STOCKS                                       10,550,998
(Cost $10,352,285)

CASH EQUIVALENTS - 5.8%

Taxable Central Cash Fund (b)     644,087                 644,087
(Cost $644,087)

TOTAL INVESTMENT IN                                     $ 11,195,085
SECURITIES - 100%
(Cost $10,996,372)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $12,528,232 and $20,188,827, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,612 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $11,139,998. Net unrealized appreciation aggregated $55,087, of which $762,001 related to appreciated investment securities and $706,914 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $840,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer its fiscal year ending February 29, 2000 approximately $1,067,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

INDUSTRIAL MATERIALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    FEBRUARY 28, 1999

ASSETS

Investment in securities, at             $ 11,195,085
value  (cost $10,996,372) -
See accompanying schedule

Receivable for investments                5,922
sold

Receivable for fund shares                560
sold

Dividends receivable                      22,038

Interest receivable                       2,418

Redemption fees receivable                46

Other receivables                         340

 TOTAL ASSETS                             11,226,409

LIABILITIES

Payable for fund shares        $ 32,072
redeemed

Accrued management fee          5,616

Other payables and accrued      26,478
expenses

 TOTAL LIABILITIES                        64,166

NET ASSETS                               $ 11,162,243

Net Assets consist of:

Paid in capital                          $ 13,014,205

Accumulated undistributed net             (2,050,672)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               198,710
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 549,189                  $ 11,162,243
shares outstanding

NET ASSET VALUE and                       $20.32
redemption price per share
($11,162,243 (divided by)
549,189 shares)

Maximum offering price per                $20.95
share (100/97.00 of $20.32)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 204,818
Dividends

Interest                                        39,996

 TOTAL INCOME                                   244,814

EXPENSES

Management fee                   $ 94,263

Transfer agent fees               131,584

Accounting fees and expenses      60,350

Non-interested trustees'          62
compensation

Custodian fees and expenses       11,394

Registration fees                 16,934

Audit                             12,599

Legal                             118

Reports to shareholders           6,245

 Total expenses before            333,549
reductions

 Expense reductions               (4,865)       328,684

NET INVESTMENT INCOME (LOSS)                    (83,870)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,209,571)

 Foreign currency transactions    764           (1,208,807)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (1,993,507)

 Assets and liabilities in        30            (1,993,477)
foreign currencies

NET GAIN (LOSS)                                 (3,202,284)

NET INCREASE (DECREASE) IN                     $ (3,286,154)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 12,710
charges paid to FDC

 Sales charges - Retained by                   $ 12,337
FDC

 Deferred sales charges                        $ 1,065
withheld   by FDC

 Exchange fees withheld by FSC                 $ 2,640

 Expense reductions  Directed                  $ 4,865
brokerage arrangements


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (83,870)                    $ (124,764)
income (loss)

 Net realized gain (loss)         (1,208,807)                   3,017,681

 Change in net unrealized         (1,993,477)                   (1,210,871)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (3,286,154)                   1,682,046
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (37,279)
From net investment income

 From net realized gain           -                             (4,304,754)

 TOTAL DISTRIBUTIONS              -                             (4,342,033)

Share transactions Net            9,957,438                     15,807,574
proceeds from sales of shares

 Reinvestment of distributions    -                             4,249,488

 Cost of shares redeemed          (18,118,847)                  (61,328,959)

 NET INCREASE (DECREASE) IN       (8,161,409)                   (41,271,897)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  27,986                        51,834

  TOTAL INCREASE (DECREASE)       (11,419,577)                  (43,880,050)
IN NET ASSETS

NET ASSETS

 Beginning of period              22,581,820                    66,461,870

 End of period                   $ 11,162,243                  $ 22,581,820

OTHER INFORMATION
Shares

 Sold                             440,126                       605,194

 Issued in reinvestment of        -                             181,274
distributions

 Redeemed                         (794,343)                     (2,285,848)

 Net increase (decrease)          (354,217)                     (1,499,380)





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.00    $ 27.66   $ 26.07   $ 23.13   $ 21.67
period

Income from Investment
Operations

Net investment income (loss) C    (.12)      (.11)     .06       .12       .17

Net realized and unrealized       (4.60)     1.43      3.12      2.92      1.43
gain (loss)

Total from investment             (4.72)     1.32      3.18      3.04      1.60
operations

Less Distributions

 From net investment income       -          (.03)     (.06)     (.15)     (.18)

From net realized gain            -          (4.00)    (1.57)    -         -

Total distributions               -          (4.03)    (1.63)    (.15)     (.18)

Redemption fees added to paid     .04        .05       .04       .05       .04
in capital

Net asset value, end of period   $ 20.32    $ 25.00   $ 27.66   $ 26.07   $ 23.13

TOTAL RETURN A, B                 (18.72)%   6.59%     12.69%    13.38%    7.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,162   $ 22,582  $ 66,462  $ 86,338  $ 183,454
(000 omitted)

Ratio of expenses to average      2.07%      1.98%     1.54%     1.64%     1.56%
net assets

Ratio of expenses to average      2.04% D    1.94% D   1.51% D   1.61% D   1.53% D
net assets after expense
reductions

Ratio of net investment           (.52)%     (.42)%    .23%      .49%      .77%
income (loss) to average net
assets

Portfolio turnover rate           82%        118%      105%      138%      139%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE .
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.

PAPER AND FOREST PRODUCTS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT PAPER AND FOREST         -17.01%      33.37%        133.44%
PRODUCTS

SELECT PAPER AND FOREST         -19.57%      29.29%        126.36%
PRODUCTS (LOAD ADJ.)

S&P 500                         19.74%       194.91%       459.21%

GS Cyclical Industries          -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT PAPER AND FOREST     -17.01%      5.93%         8.85%
PRODUCTS

SELECT PAPER AND FOREST     -19.57%      5.27%         8.51%
PRODUCTS (LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Cyclical Industries      -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Paper & Forest              S&P 500
             00506                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9708.16                    10233.00
  1989/04/30      10058.96                    10764.09
  1989/05/31      10238.44                    11200.04
  1989/06/30       9585.79                    11136.20
  1989/07/31      10507.65                    12141.80
  1989/08/31      11258.20                    12379.78
  1989/09/30      10638.18                    12329.02
  1989/10/31      10156.85                    12042.99
  1989/11/30      10083.43                    12288.66
  1989/12/31      10299.39                    12583.59
  1990/01/31       9357.82                    11739.23
  1990/02/28       9448.68                    11890.67
  1990/03/31       9712.98                    12205.77
  1990/04/30       9085.27                    11900.63
  1990/05/31       9688.20                    13060.94
  1990/06/30       9456.94                    12972.12
  1990/07/31       9597.35                    12930.61
  1990/08/31       8449.30                    11761.68
  1990/09/30       7631.62                    11188.89
  1990/10/31       7392.10                    11140.78
  1990/11/30       8135.44                    11860.47
  1990/12/31       8743.40                    12191.38
  1991/01/31       9465.72                    12722.92
  1991/02/28       9919.27                    13632.61
  1991/03/31      10120.85                    13962.52
  1991/04/30      10616.39                    13996.03
  1991/05/31      11834.25                    14600.66
  1991/06/30      11531.89                    13931.95
  1991/07/31      11540.29                    14581.18
  1991/08/31      11599.08                    14926.75
  1991/09/30      11153.93                    14677.48
  1991/10/31      11573.88                    14874.16
  1991/11/30      10691.98                    14274.73
  1991/12/31      11783.07                    15907.76
  1992/01/31      12866.77                    15611.87
  1992/02/29      12926.98                    15814.83
  1992/03/31      13012.98                    15506.44
  1992/04/30      13219.40                    15962.33
  1992/05/31      12849.57                    16040.54
  1992/06/30      12764.20                    15801.54
  1992/07/31      12669.40                    16447.82
  1992/08/31      12160.90                    16110.64
  1992/09/30      12031.62                    16300.75
  1992/10/31      12617.69                    16357.80
  1992/11/30      13083.09                    16915.60
  1992/12/31      13203.52                    17123.66
  1993/01/31      13610.18                    17267.50
  1993/02/28      13913.01                    17502.34
  1993/03/31      13895.71                    17871.64
  1993/04/30      14527.82                    17439.14
  1993/05/31      14571.11                    17906.51
  1993/06/30      14259.43                    17958.44
  1993/07/31      14112.25                    17886.61
  1993/08/31      14493.19                    18564.51
  1993/09/30      13800.56                    18421.56
  1993/10/31      14337.35                    18802.89
  1993/11/30      15229.10                    18624.26
  1993/12/31      15653.34                    18849.62
  1994/01/31      17471.48                    19490.50
  1994/02/28      16977.98                    18962.31
  1994/03/31      15177.16                    18135.55
  1994/04/30      15160.20                    18367.69
  1994/05/31      15778.62                    18668.92
  1994/06/30      15619.59                    18211.53
  1994/07/31      16944.79                    18808.87
  1994/08/31      18835.39                    19580.03
  1994/09/30      19171.11                    19100.32
  1994/10/31      17978.44                    19530.08
  1994/11/30      17192.16                    18818.79
  1994/12/31      17866.46                    19097.87
  1995/01/31      17746.49                    19593.08
  1995/02/28      19509.14                    20356.63
  1995/03/31      19647.57                    20957.35
  1995/04/30      19728.81                    21574.54
  1995/05/31      20054.98                    22436.88
  1995/06/30      21872.23                    22958.09
  1995/07/31      22617.77                    23719.38
  1995/08/31      22599.13                    23778.91
  1995/09/30      22226.37                    24782.38
  1995/10/31      21900.19                    24693.91
  1995/11/30      22226.37                    25777.97
  1995/12/31      21781.85                    26274.46
  1996/01/31      22325.12                    27168.84
  1996/02/29      21300.09                    27420.69
  1996/03/31      22386.62                    27684.75
  1996/04/30      23365.44                    28092.83
  1996/05/31      22894.49                    28817.34
  1996/06/30      21610.09                    28927.14
  1996/07/31      21042.81                    27649.13
  1996/08/31      22220.18                    28232.26
  1996/09/30      23022.93                    29821.17
  1996/10/31      22980.12                    30643.63
  1996/11/30      23247.70                    32959.99
  1996/12/31      23320.94                    32307.05
  1997/01/31      23561.14                    34325.59
  1997/02/28      23615.73                    34594.71
  1997/03/31      22338.31                    33173.21
  1997/04/30      23006.86                    35153.65
  1997/05/31      25846.25                    37293.80
  1997/06/30      26048.26                    38964.57
  1997/07/31      28079.60                    42064.98
  1997/08/31      27978.59                    39708.50
  1997/09/30      28797.86                    41883.33
  1997/10/31      25992.15                    40484.43
  1997/11/30      26160.49                    42358.45
  1997/12/31      25501.98                    43085.75
  1998/01/31      26477.27                    43562.28
  1998/02/28      27283.99                    46703.99
  1998/03/31      27705.41                    49095.70
  1998/04/30      29196.88                    49589.60
  1998/05/31      27490.97                    48737.16
  1998/06/30      26251.42                    50716.86
  1998/07/31      23723.23                    50176.72
  1998/08/31      20323.68                    42922.17
  1998/09/30      20728.68                    45671.77
  1998/10/31      22054.14                    49386.71
  1998/11/30      23097.32                    52380.04
  1998/12/31      23490.05                    55398.18
  1999/01/31      22459.14                    57714.93
  1999/02/26      22636.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990310 115448 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $22,636 - a 126.36% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                               % OF FUND'S INVESTMENTS

Westvaco Corp.                  10.5

Champion International Corp.    7.7

Consolidated Papers, Inc.       6.9

Union Camp Corp.                6.1

Smurfit-Stone Container Corp.   5.2

Georgia-Pacific Corp. (Timber   5.1
Group)

Kimberly-Clark Corp.            5.0

Mead Corp.                      3.8

International Paper Co.         3.5

Bowater, Inc.                   3.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Paper & Forest Products 85.9%
Packaging & Containers 3.3%
Chemicals & Plastics 1.8%
Building Materials 1.0%
All Others 8.0%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 8.0
Row: 1, Col: 2, Value: 1.0
Row: 1, Col: 3, Value: 1.8
Row: 1, Col: 4, Value: 3.3
Row: 1, Col: 5, Value: 85.90000000000001

PAPER AND FOREST PRODUCTS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Noah Eccles)

NOTE TO SHAREHOLDERS: Noah Eccles became Portfolio Manager of Fidelity Select Paper and Forest Products Portfolio on January 4, 1999.

Q. HOW DID THE FUND PERFORM, NOAH?

A. It was a challenging year for paper stocks. For the 12 months that ended February 28, 1999, the fund returned -17.01%. During that same period, the Standard & Poor's 500 Index returned 19.74%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - fell 4.79%.

Q. WHAT FACTORS CONSPIRED TO MAKE IT A CHALLENGING ENVIRONMENT FOR THE
SECTOR?

A. Through the first half of the period, the paper industry was still trying to recover from the ongoing economic problems in Asia. Paper-company stocks generally rise and fall in step with paper prices, and since Asia accounts for a significant portion of the world's paper demand, the lack of demand from that region sent paper prices spiraling downward. A poor pricing environment, combined with overcapacity within the sector, caused many paper stocks to decline. The second half of the period, however, brought better results as capacity was reduced and the sector reacted favorably to International Paper's acquisition of Union Camp.

Q. WHAT STOCKS HURT THE FUND THE MOST? WHICH HELPED?

A. Through the first half of the period, most stocks in the five major paper grades - pulp, containerboard, uncoated free sheet, newsprint and tissue - detracted from performance. Newsprint stocks such as Bowater were particular laggards, as were tissue-related stocks such as Fort James. In the second half of the period, companies with exposure to building products - such as Georgia-Pacific and Louisiana-Pacific - performed well due to warm weather trends, a low interest-rate environment and strong housing starts. But the real excitement involved containerboard companies. A merger between Jefferson Smurfit and Stone Container, two of the larger containerboard-related companies, reduced overall capacity and was met with optimism. As a result, containerboard companies bounced back quicker than those in the other grades, and the fund's holdings in stocks such as Georgia-Pacific, Weyerhaeuser and the newly merged company, Smurfit-Stone, benefited.

Q. DID THE GAP BETWEEN THE PERFORMANCE OF CONTAINERBOARD AND THE OTHER GRADES CONCERN YOU?

A. It did, simply because past history tells us that when one paper grade improves, the rest typically follow suit. The possibility exists that the other grades will catch up to containerboard and building products, but my feeling is that an across-the-board recovery will happen later rather than sooner. As a result, I positioned the fund a bit more defensively in the latter stages of the period. I chose to de-emphasize some of the containerboard stocks that had risen dramatically - which is why I sold Weyerhaeuser - and emphasize stocks in the pulp, coated free sheet, uncoated free sheet and newsprint categories that were within 10% of their downside valuations. My thinking here was that the stocks in these areas had more room to grow if the paper cycle works, and less downside if it doesn't.

Q. THE FUND'S LARGEST POSITION AT THE END OF THE PERIOD WAS ITS
INVESTMENT IN WESTVACO. WHAT'S YOUR SCOUTING REPORT ON THIS COMPANY?

A. Westvaco has strong exposure to both coated free sheet - which is the glossy type of paper used in catalogs - and bleachboard, which is used for folded paper products such as food takeout cartons and cigarette boxes. I felt the company fit nicely into my defensive strategy and I was attracted to its valuation. While Westvaco turned in a fairly flat performance during the month since we increased our holdings, I'm optimistic about its future.

Q. WHAT'S YOUR OUTLOOK?

A. Since I feel we may not see a broad recovery until at least 2000 or later, I'll continue to take a defensive approach to the portfolio for now. I'll also keep a close eye on Brazil and the evolving economic problems there. Brazil is one of the world's larger paper exporters, and the worry is that Brazil will start flooding the U.S. market with excess product.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 506

TRADING SYMBOL: FSPFX

SIZE: as of February 28, 1999, more than $10 million

MANAGER: Noah Eccles, since January 1999;
analyst, agricultural chemicals industry, 1997-present; specialty chemicals and packing industries, 1997-1998; joined Fidelity in 1997

PAPER AND FOREST PRODUCTS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.0%

                                 SHARES                 VALUE (NOTE 1)

BUILDING MATERIALS - 1.0%

T.J. International, Inc.          4,400                 $ 95,150

CHEMICALS & PLASTICS - 1.8%

Ivex Packaging Corp. (a)          11,800                 178,475

PACKAGING & CONTAINERS - 3.3%

Sonoco Products Co.               13,100                 320,950

PAPER & FOREST PRODUCTS - 85.9%

Abitibi-Consolidated, Inc.        25,300                 202,192

Alliance Forest Products,         5,700                  62,943
Inc. (a)

Boise Cascade Corp.               8,600                  267,138

Bowater, Inc.                     8,000                  337,000

Champion International Corp.      20,400                 754,800

Consolidated Papers, Inc.         30,400                 676,400

Domtar, Inc.                      23,300                 139,077

Donohue, Inc. Class A (sub.       10,400                 211,062
vtg.)

Fletcher Challenge Canada         2,500                  23,213
Ltd.

Fort James Corp.                  7,600                  227,050

Georgia-Pacific Corp. (Timber     24,300                 495,113
Group)

International Paper Co.           8,200                  344,400

Kimberly-Clark Corp.              10,300                 486,675

Louisiana-Pacific Corp.           11,800                 216,825

Macmillan Bloedel Ltd.            16,700                 167,244

Mead Corp.                        12,300                 374,381

Mercer International, Inc.        1,600                  12,000
(SBI)

Plum Creek Timber Co. unit        6,400                  170,000

Potlatch Corp.                    3,800                  131,813

Rayonier, Inc.                    4,000                  163,750

Smurfit (Jefferson) Group PLC     23,600                 50,737

Smurfit-Stone Container Corp.     28,300                 511,169
(a)

St. Laurent Paperboard, Inc.      7,500                  58,446
(a)

Stora Enso Oyj                    28,300                 251,166

Svenska Cellulosa AB (SCA)        2,700                  54,108
Class B

Tembec, Inc. Class A (a)          11,500                 61,016

Temple-Inland, Inc.               3,600                  215,775

Union Camp Corp.                  9,000                  601,875

UPM-Kymmene Corp.                 5,400                  140,800

Westvaco Corp.                    46,000                 1,029,249

                                                         8,437,417

TOTAL COMMON STOCKS                                      9,031,992
(Cost $9,031,301)

CASH EQUIVALENTS - 8.0%



Taxable Central Cash Fund (b)     786,687                786,687
(Cost $786,687)

TOTAL INVESTMENT IN                                    $ 9,818,679
SECURITIES - 100%
(Cost $9,817,988)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $48,680,043 and $64,950,440, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $15,977 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    85.4%

Canada                      9.5

Finland                     4.0

Others (individually less     1.1
than 1%)

TOTAL                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $9,964,481. Net unrealized depreciation aggregated $145,802, of which $437,901 related to appreciated investment securities and $583,703 related to depreciated investment securities.

The fund hereby designates approximately $181,000 as capital gain dividend for the purpose of the dividend paid deduction.

At February 28, 1999, the fund had a capital loss carryforward of approximately $2,903,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $463,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividend-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

PAPER AND FOREST PRODUCTS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 9,818,679
value  (cost $9,817,988) -
See accompanying schedule

Receivable for investments                 1,008,764
sold

Receivable for fund shares                 29,470
sold

Dividends receivable                       21,049

Interest receivable                        3,024

Redemption fees receivable                 62

 TOTAL ASSETS                              10,881,048

LIABILITIES

Payable for investments        $ 562,680
purchased

Payable for fund shares         41,342
redeemed

Accrued management fee          5,053

Other payables and accrued      25,425
expenses

 TOTAL LIABILITIES                         634,500

NET ASSETS                                $ 10,246,548

Net Assets consist of:

Paid in capital                           $ 13,754,844

Undistributed net investment               4,129
income

Accumulated undistributed net              (3,513,096)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                671
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 555,457                   $ 10,246,548
shares outstanding

NET ASSET VALUE and                        $18.45
redemption price per share
($10,246,548 (divided by)
555,457 shares)

Maximum offering price per                 $19.02
share (100/97.00 of $18.45)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 249,426
Dividends

Interest                                        62,508

 TOTAL INCOME                                   311,934

EXPENSES

Management fee                   $ 87,942

Transfer agent fees               139,644

Accounting fees and expenses      60,339

Non-interested trustees'          64
compensation

Custodian fees and expenses       14,884

Registration fees                 18,940

Audit                             17,079

Legal                             94

Reports to shareholders           5,985

 Total expenses before            344,971
reductions

 Expense reductions               (13,517)      331,454

NET INVESTMENT INCOME (LOSS)                    (19,520)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (2,774,252)

 Foreign currency transactions    (2,221)       (2,776,473)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (1,268,266)

 Assets and liabilities in        30            (1,268,236)
foreign currencies

NET GAIN (LOSS)                                 (4,044,709)

NET INCREASE (DECREASE) IN                     $ (4,064,229)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 45,535
charges paid to FDC

 Sales charges - Retained by                   $ 45,535
FDC

 Deferred sales charges                        $ 737
withheld   by FDC

 Exchange fees withheld by FSC                 $ 3,038

 Expense reductions  Direct                    $ 13,487
brokerage arrangements

  Custodian credits                             30

                                               $ 13,517


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (19,520)                    $ (121,775)
income (loss)

 Net realized gain (loss)         (2,776,473)                   2,537,439

 Change in net unrealized         (1,268,236)                   1,291,272
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (4,064,229)                   3,706,936
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders

 In excess of net investment      -                             (31,544)
income

 From net realized gain           -                             (1,592,672)

 In excess of net realized        (317,946)                     -
gain

 TOTAL DISTRIBUTIONS              (317,946)                     (1,624,216)

Share transactions Net            24,142,684                    71,567,372
proceeds from sales of shares

 Reinvestment of distributions    312,733                       1,584,087

 Cost of shares redeemed          (41,303,607)                  (63,467,979)

 NET INCREASE (DECREASE) IN       (16,848,190)                  9,683,480
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  92,806                        134,393

  TOTAL INCREASE (DECREASE)       (21,137,559)                  11,900,593
IN NET ASSETS

NET ASSETS

 Beginning of period              31,384,107                    19,483,514

 End of period (including        $ 10,246,548                  $ 31,384,107
undistributed net investment
income of $4,129 and
$31,081, respectively)

OTHER INFORMATION
Shares

 Sold                             1,074,182                     3,117,317

 Issued in reinvestment of        13,704                        75,670
distributions

 Redeemed                         (1,917,231)                   (2,708,921)

 Net increase (decrease)          (829,345)                     484,066





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 22.66    $ 21.63   $ 20.78   $ 21.14   $ 19.61
period

Income from Investment
Operations

Net investment income (loss) C    (.03)      (.12)     .01       .08       .01

Net realized and unrealized       (3.87)     3.13      2.08      1.83      2.53
gain (loss)

Total from investment             (3.90)     3.01      2.09      1.91      2.54
operations

Less Distributions

 From net investment income       -          -         (.03)     (.08)     -

In excess of net investment       -          (.04)     (.07)     -         -
income

From net realized gain            -          (2.07)    (1.25)    (2.27)    (1.17)

In excess of net realized gain    (.44)      -         -         -         -

Total distributions               (.44)      (2.11)    (1.35)    (2.35)    (1.17)

Redemption fees added to paid     .13        .13       .11       .08       .16
in capital

Net asset value, end of period   $ 18.45    $ 22.66   $ 21.63   $ 20.78   $ 21.14

TOTAL RETURN A, B                 (17.01)%   15.53%    10.87%    9.18%     14.91%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,247   $ 31,384  $ 19,484  $ 27,270  $ 94,219
(000 omitted)

Ratio of expenses to average      2.30%      2.18%     2.19%     1.91%     1.88%
net assets

Ratio of expenses to average      2.21% D    2.15% D   2.16% D   1.90% D   1.87% D
net assets after expense
reductions

Ratio of net investment           (.13)%     (.50)%    .04%      .34%      .05%
income (loss) to average net
assets

Portfolio turnover rate           338%       235%      180%      78%       209%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.

TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five years and past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TRANSPORTATION          -1.73%       73.66%        310.73%

SELECT TRANSPORTATION (LOAD    -4.75%       68.38%        298.34%
ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Cyclical Industries         -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TRANSPORTATION        -1.73%       11.67%        15.17%

SELECT TRANSPORTATION (LOAD  -4.75%       10.98%        14.82%
ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Cyclical Industries       -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Transportation              S&P 500
             00512                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9996.47                    10233.00
  1989/04/30      10330.96                    10764.09
  1989/05/31      10771.87                    11200.04
  1989/06/30      10705.46                    11136.20
  1989/07/31      11354.27                    12141.80
  1989/08/31      12092.30                    12379.78
  1989/09/30      11857.11                    12329.02
  1989/10/31      11102.86                    12042.99
  1989/11/30      11200.18                    12288.66
  1989/12/31      11359.63                    12583.59
  1990/01/31      10646.26                    11739.23
  1990/02/28      11142.91                    11890.67
  1990/03/31      11477.01                    12205.77
  1990/04/30      11043.58                    11900.63
  1990/05/31      11449.92                    13060.94
  1990/06/30      11323.88                    12972.12
  1990/07/31      11286.26                    12930.61
  1990/08/31       9630.94                    11761.68
  1990/09/30       8389.45                    11188.89
  1990/10/31       8257.78                    11140.78
  1990/11/30       8596.37                    11860.47
  1990/12/31       8906.74                    12191.38
  1991/01/31       9668.56                    12722.92
  1991/02/28      10609.08                    13632.61
  1991/03/31      10618.49                    13962.52
  1991/04/30      10590.27                    13996.03
  1991/05/31      11427.34                    14600.66
  1991/06/30      11332.46                    13931.95
  1991/07/31      12021.28                    14581.18
  1991/08/31      12238.30                    14926.75
  1991/09/30      12011.84                    14677.48
  1991/10/31      12898.81                    14874.16
  1991/11/30      12096.76                    14274.73
  1991/12/31      13729.17                    15907.76
  1992/01/31      13851.83                    15611.87
  1992/02/29      14597.26                    15814.83
  1992/03/31      14248.14                    15506.44
  1992/04/30      14616.14                    15962.33
  1992/05/31      14918.08                    16040.54
  1992/06/30      14276.45                    15801.54
  1992/07/31      14484.03                    16447.82
  1992/08/31      14049.98                    16110.64
  1992/09/30      14606.70                    16300.75
  1992/10/31      15229.47                    16357.80
  1992/11/30      16333.46                    16915.60
  1992/12/31      16995.67                    17123.66
  1993/01/31      17756.82                    17267.50
  1993/02/28      17997.68                    17502.34
  1993/03/31      19202.03                    17871.64
  1993/04/30      19154.16                    17439.14
  1993/05/31      19869.66                    17906.51
  1993/06/30      19927.68                    17958.44
  1993/07/31      19927.68                    17886.61
  1993/08/31      20295.10                    18564.51
  1993/09/30      20343.44                    18421.56
  1993/10/31      20768.87                    18802.89
  1993/11/30      20884.90                    18624.26
  1993/12/31      21978.16                    18849.62
  1994/01/31      22941.55                    19490.50
  1994/02/28      22941.55                    18962.31
  1994/03/31      22327.52                    18135.55
  1994/04/30      22744.75                    18367.69
  1994/05/31      22379.11                    18668.92
  1994/06/30      22357.61                    18211.53
  1994/07/31      23110.39                    18808.87
  1994/08/31      23798.65                    19580.03
  1994/09/30      23164.16                    19100.32
  1994/10/31      23508.29                    19530.08
  1994/11/30      22099.51                    18818.79
  1994/12/31      22827.92                    19097.87
  1995/01/31      22674.07                    19593.08
  1995/02/28      24295.34                    20356.63
  1995/03/31      24614.86                    20957.35
  1995/04/30      24981.72                    21574.54
  1995/05/31      24236.17                    22436.88
  1995/06/30      23975.82                    22958.09
  1995/07/31      26034.95                    23719.38
  1995/08/31      26011.28                    23778.91
  1995/09/30      25774.60                    24782.38
  1995/10/31      25455.08                    24693.91
  1995/11/30      26330.80                    25777.97
  1995/12/31      26290.50                    26274.46
  1996/01/31      26691.12                    27168.84
  1996/02/29      27442.27                    27420.69
  1996/03/31      28105.80                    27684.75
  1996/04/30      29026.51                    28092.83
  1996/05/31      29064.28                    28817.34
  1996/06/30      29202.74                    28927.14
  1996/07/31      27088.06                    27649.13
  1996/08/31      27113.23                    28232.26
  1996/09/30      27239.11                    29821.17
  1996/10/31      27025.12                    30643.63
  1996/11/30      28938.40                    32959.99
  1996/12/31      28789.02                    32307.05
  1997/01/31      28995.77                    34325.59
  1997/02/28      28724.42                    34594.71
  1997/03/31      29603.08                    33173.21
  1997/04/30      31134.33                    35153.65
  1997/05/31      33250.26                    37293.80
  1997/06/30      34249.08                    38964.57
  1997/07/31      36640.99                    42064.98
  1997/08/31      35905.02                    39708.50
  1997/09/30      39453.47                    41883.33
  1997/10/31      38126.08                    40484.43
  1997/11/30      37955.23                    42358.45
  1997/12/31      38039.63                    43085.75
  1998/01/31      38111.16                    43562.28
  1998/02/28      40543.18                    46703.99
  1998/03/31      42002.39                    49095.70
  1998/04/30      41392.24                    49589.60
  1998/05/31      39425.37                    48737.16
  1998/06/30      40350.09                    50716.86
  1998/07/31      36944.78                    50176.72
  1998/08/31      30427.70                    42922.17
  1998/09/30      30383.67                    45671.77
  1998/10/31      33612.85                    49386.71
  1998/11/30      35271.47                    52380.04
  1998/12/31      36388.47                    55398.18
  1999/01/31      39634.32                    57714.93
  1999/02/26      39834.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 145347 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $39,834 - a 298.34% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                              % OF FUND'S INVESTMENTS

Union Pacific Corp.            9.9

Burlington Northern Santa Fe   8.9
Corp.

Continental Airlines, Inc.     6.5
Class B

CSX Corp.                      5.2

Delta Air Lines, Inc.          4.6

Southwest Airlines Co.         4.1

Eaton Corp.                    3.5

Northwest Airlines Corp.       3.5
Class A

Navistar International Corp.   3.1

Kansas City Southern           3.1
Industries, Inc.

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Air Transportation 33.2%
Railroads 31.2%
Trucking & Freighting 14.3%
Autos, Tires & Accesories 10.0%
Leasing & Rental 2.4%
All Others 8.9%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 8.9
Row: 1, Col: 2, Value: 2.4
Row: 1, Col: 3, Value: 10.0
Row: 1, Col: 4, Value: 14.3
Row: 1, Col: 5, Value: 31.2
Row: 1, Col: 6, Value: 33.2

TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christopher Zepf)

Christopher Zepf,
Portfolio Manager
of Fidelity Select
Transportation Portfolio

Q. HOW DID THE FUND PERFORM, CHRIS?

A. For the 12-month period that ended February 28, 1999, the fund returned -1.73%, while the Standard & Poor's 500 Index returned 19.74%. For another comparison, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79% for the same 12-month period.

Q. FOR TRANSPORTATION STOCKS, THE PAST YEAR WAS A TALE OF TWO HALVES - ONE BAD, AND THE MORE RECENT ONE, GOOD. WHAT ACCOUNTED FOR THAT
TURNAROUND?

A. After getting off to a fairly strong start in the spring of 1998, transportation stocks suffered a sharp sell-off beginning this past summer. That's when investors were most worried that protracted and expanding economic problems in Japan, Latin America, Russia and Southeast Asia would further curtail worldwide economic growth and potentially throw the U.S. into a recession. Of course, transportation companies tend to do best during periods of economic growth because they can grow earnings by raising prices and eliminating excess capacity. More recently, however, the transportation industry has staged a significant rebound as investors became less worried about a global recession in light of the U.S. economy's faster-than-expected growth. In addition, the price of oil - which is a major expense for most transportation companies - fell to levels not seen in over a decade.

Q. HOW DID YOU RESPOND TO THOSE CHANGING CONDITIONS?

A. Since taking over the fund this past September, I've made a number of changes. I looked for stocks that I felt had a global recession already factored into their prices. In my view, these stocks had good upside potential if the economy strengthened, but only limited downside if a recession occurred. One outgrowth of that strategy was that I added to the fund's stake in airline stocks, many of which performed quite well since I initiated positions in them or expanded existing holdings. America West, for example, posted strong gains after it settled its dispute with mechanics. Other domestically oriented airlines, including Southwest Airlines and Atlantic Coast Airlines, also performed well. The biggest addition was Continental Airlines, which became the fund's third-largest holding by the end of the period. I liked that airline because it was growing at a rate much faster than the industry as a whole, mainly by expanding the use of its under-utilized hubs at Newark and Houston airports.

Q. WHICH OF THE FUND'S HOLDINGS PROVED MOST DISAPPOINTING?

A. Union Pacific, the largest domestic railroad, with routes primarily in the western United States, detracted from performance for the year due to significant operational difficulties stemming from its acquisition of Southern Pacific. I chose to add to the fund's stake in Union Pacific in the fall because I felt that the market had too severely punished the stock based on those problems. Since then, the stock has recouped some of its losses when it became evident that the company was enjoying a turnaround. I took a similar approach to Burlington Northern, buying the stock in the fall when it was relatively cheap. I liked it because it is the only major railroad that isn't expected to face merger-related issues in 1999. It also has a strong presence in the low-sulfur coal shipping business. That market position is important because the Clean Air Act - which goes into effect next year - should spur demand. Although it was up only slightly for the one-year period, Burlington Northern has posted good recent gains.

Q. WHAT'S YOUR OUTLOOK?

A. Transportation companies are cyclical, meaning their performance is tied closely to the economy's ups and downs. As a result, transportation stocks should perform in line with expectations about the economy's potential strength or weakness. However, I'll try to identify the strongest companies in the group, because I believe they are better able to take advantage of robust economic periods and manage their operations well during difficult economic times.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 512

TRADING SYMBOL: FSRFX

SIZE: as of February 28,1999, more than
$19 million

MANGER: Christopher Zepf, since September
1998; manager, Fidelity Select Air Transportation
Portfolio, since 1998; equity analyst, trucking
and rails industries, since 1998; joined Fidelity in
1998

TRANSPORTATION PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.1%

                                 SHARES                    VALUE (NOTE 1)

AIR TRANSPORTATION - 33.2%

Air Canada, Inc. (a)              25,000                   $ 101,141

Alaska Air Group, Inc. (a)        4,300                     217,956

America West Holding Corp.        12,800                    217,600
Class B (a)

AMR Corp. (a)                     10,000                    554,375

ASA Holdings, Inc.                5,700                     191,306

Atlantic Coast Airlines           2,800                     89,600
Holdings (a)

Atlas Air, Inc. (a)               5,000                     150,625

Comair Holdings, Inc.             4,000                     150,500

Continental Airlines, Inc.        37,500                    1,298,438
Class B (a)

Delta Air Lines, Inc.             15,000                    912,188

Midwest Express Holdings,         15,000                    403,125
Inc. (a)

Northwest Airlines Corp.          27,500                    687,500
Class A (a)

SkyWest, Inc.                     12,400                    389,825

Southwest Airlines Co.            27,150                    817,894

US Airways Group, Inc. (a)        8,700                     412,163

                                                            6,594,236

AUTOS, TIRES, & ACCESSORIES -
10.0%

Eaton Corp.                       10,100                    700,688

Meritor Automotive, Inc.          6,000                     95,250

Navistar International Corp.      14,500                    623,500
(a)

PACCAR, Inc.                      7,000                     293,125

Republic Industries, Inc. (a)     14,100                    172,725

World Fuel Services Corp.         10,000                    103,750

                                                            1,989,038

COMPUTER SERVICES & SOFTWARE
- 0.9%

Sabre Group Holdings, Inc.        4,300                     168,775
Class A (a)

LEASING & RENTAL - 2.4%

GATX Corp.                        2,400                     82,950

Ryder Systems, Inc.               14,700                    396,900

                                                            479,850

RAILROADS - 31.2%

Burlington Northern Santa Fe      53,700                    1,778,813
Corp.

Canadian National Railway Co.     12,600                    608,357

CSX Corp.                         26,500                    1,040,125

Florida East Coast Industries     3,000                     81,375

Kansas City Southern              13,100                    612,425
Industries, Inc.

Railtex, Inc. (a)                 11,500                    125,063

Union Pacific Corp.               41,800                    1,959,371

                                                            6,205,529

SHIPPING - 1.1%

Peninsular & Oriental Steam       4,400                     51,735
Navigation Co.

Sea Containers Ltd. Class A       8,000                     175,000

                                                            226,735



                                 SHARES                    VALUE (NOTE 1)

TRUCKING & FREIGHT - 14.3%

Airborne Freight Corp.            4,000                    $ 156,000

Circle International Group,       5,000                     85,625
Inc.

CNF Transportation, Inc.          9,000                     380,250

Consolidated Freightways          3,000                     43,500
Corp. (a)

Eagle USA Airfreight, Inc. (a)    7,500                     216,563

Expeditors International of       8,000                     372,500
Washington, Inc.

FDX Corp. (a)                     5,000                     477,500

Hub Group, Inc. Class A (a)       5,000                     97,500

Hunt (J.B.) Transport             16,000                    376,000
Services, Inc.

M.S. Carriers, Inc. (a)           3,000                     81,000

USFreightways Corp.               11,000                    350,625

Werner Enterprises, Inc.          6,000                     107,250

Yellow Corp. (a)                  5,000                     89,375

                                                            2,833,688

TOTAL COMMON STOCKS                                         18,497,851
(Cost $17,238,313)

CASH EQUIVALENTS - 6.9%



Taxable Central Cash Fund (b)     1,362,746                 1,362,746
(Cost $1,362,746)

TOTAL INVESTMENT IN                                       $ 19,860,597
SECURITIES - 100%
(Cost $18,601,059)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $44,073,749 and $86,107,016, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,152 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $18,856,313. Net unrealized appreciation aggregated $1,004,284, of which $1,322,101 related to appreciated investment securities and $317,817 related to depreciated investment securities.

The fund hereby designates approximately $1,324,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 8% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 19,860,597
value  (cost $18,601,059) -
See accompanying schedule

Foreign currency held at                     106,146
value  (cost $106,458)

Receivable for investments                   853,396
sold

Receivable for fund shares                   160,369
sold

Dividends receivable                         19,881

Interest receivable                          4,626

Redemption fees receivable                   324

Other receivables                            2,032

 TOTAL ASSETS                                21,007,371

LIABILITIES

Payable for investments        $ 1,051,206
purchased

Payable for fund shares         66,782
redeemed

Accrued management fee          9,122

Other payables and accrued      25,469
expenses

 TOTAL LIABILITIES                           1,152,579

NET ASSETS                                  $ 19,854,792

Net Assets consist of:

Paid in capital                             $ 13,838,885

Accumulated undistributed net                4,755,211
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  1,260,696
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 793,001                     $ 19,854,792
shares outstanding

NET ASSET VALUE and                          $25.04
redemption price per share
($19,854,792 (divided by)
793,001 shares)

Maximum offering price per                   $25.81
share (100/97.00 of $25.04)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 215,371
Dividends

Interest (including income on                   83,138
securities loaned of $12,548)

 TOTAL INCOME                                   298,509

EXPENSES

Management fee                   $ 142,306

Transfer agent fees               205,276

Accounting and security           62,228
lending fees

Non-interested trustees'          104
compensation

Custodian fees and expenses       13,182

Registration fees                 24,256

Audit                             20,404

Legal                             228

Reports to shareholders           9,326

 Total expenses before            477,310
reductions

 Expense reductions               (14,141)      463,169

NET INVESTMENT INCOME (LOSS)                    (164,660)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            6,231,096

 Foreign currency transactions    4,268         6,235,364

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (6,048,799)

 Assets and liabilities in        1,315         (6,047,484)
foreign currencies

NET GAIN (LOSS)                                 187,880

NET INCREASE (DECREASE) IN                     $ 23,220
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 94,851
charges paid to FDC

 Sales charges - Retained by                   $ 93,190
FDC

 Deferred sales charges                        $ 657
withheld   by FDC

 Exchange fees withheld by FSC                 $ 5,753

 Expense reductions  Directed                  $ 13,997
brokerage arrangements

  Custodian credits                             144

                                               $ 14,141


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (164,660)                   $ (36,059)
income (loss)

 Net realized gain (loss)         6,235,364                     10,298,362

 Change in net unrealized         (6,047,484)                   7,061,282
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       23,220                        17,323,585
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,602,131)                   (4,986,487)
from net realized gains

Share transactions Net            28,194,142                    152,644,299
proceeds from sales of shares

 Reinvestment of distributions    2,518,945                     4,933,755

 Cost of shares redeemed          (72,656,072)                  (114,694,116)

 NET INCREASE (DECREASE) IN       (41,942,985)                  42,883,938
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  94,942                        170,335

  TOTAL INCREASE (DECREASE)       (44,426,954)                  55,391,371
IN NET ASSETS

NET ASSETS

 Beginning of period              64,281,746                    8,890,375

 End of period                   $ 19,854,792                  $ 64,281,746

OTHER INFORMATION
Shares

 Sold                             1,116,624                     6,004,453

 Issued in reinvestment of        97,938                        182,560
distributions

 Redeemed                         (2,690,132)                   (4,318,403)

 Net increase (decrease)          (1,475,570)                   1,868,610





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999      1998      1997      1996 G    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.34   $ 22.23   $ 21.92   $ 20.53   $ 21.67
period

Income from Investment
Operations

Net investment income (loss) C    (.18)     (.02)     (.13)     (.09) D   (.17)

Net realized and unrealized       (.58) H   8.85      1.06      2.60      1.17
gain (loss)

Total from investment             (.76)     8.83      .93       2.51      1.00
operations

Less Distributions

From net realized gain            (2.64)    (2.80)    (.71)     (1.22)    (2.19)

Redemption fees added to paid     .10       .08       .09       .10       .05
in capital

Net asset value, end of period   $ 25.04   $ 28.34   $ 22.23   $ 21.92   $ 20.53

TOTAL RETURN A, B                 (1.73)%   41.15%    4.67%     12.95%    5.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 19,855  $ 64,282  $ 8,890   $ 11,445  $ 12,704
(000 omitted)

Ratio of expenses to average      1.96%     1.58%     2.50% E   2.47% E   2.37%
net assets

Ratio of expenses to average      1.90% F   1.54% F   2.48% F   2.44% F   2.36% F
net assets after expense
reductions

Ratio of net investment           (.68)%    (.06)%    (.58)%    (.43)%    (.83)%
income (loss) to average net
assets

Portfolio turnover rate           182%      210%      148%      175%      178%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D INVESTMENT
INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND WHICH
AMOUNTED TO $.05 PER SHARE.
E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO CLD
HAVE BEEN HIGHER. F FMR OR
THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. G FOR
THE YEAR ENDED FEBRUARY 29.
H THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.



BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT BROKERAGE AND            4.76%        170.19%       549.46%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND            1.55%        162.01%       529.90%
INVESTMENT MANAGEMENT  (LOAD
ADJ.)

S&P 500                         19.74%       194.91%       459.21%

GS Financial Services           4.74%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT BROKERAGE AND          4.76%        21.99%        20.57%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND          1.55%        21.24%        20.21%
INVESTMENT MANAGEMENT  (LOAD
ADJ.)

S&P 500                       19.74%       24.15%        18.78%

GS Financial Services         4.74%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Brokerage/Invt. Mgt         S&P 500
             00068                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9711.69                    10233.00
  1989/04/30       9805.18                    10764.09
  1989/05/31      10447.95                    11200.04
  1989/06/30      10154.20                    11136.20
  1989/07/31      11376.47                    12141.80
  1989/08/31      11658.53                    12379.78
  1989/09/30      11294.20                    12329.02
  1989/10/31      10377.50                    12042.99
  1989/11/30      10271.73                    12288.66
  1989/12/31      10024.01                    12583.59
  1990/01/31       9583.53                    11739.23
  1990/02/28       9904.96                    11890.67
  1990/03/31      10178.78                    12205.77
  1990/04/30       9488.29                    11900.63
  1990/05/31      10393.07                    13060.94
  1990/06/30      10380.87                    12972.12
  1990/07/31      10011.40                    12930.61
  1990/08/31       8652.71                    11761.68
  1990/09/30       7913.77                    11188.89
  1990/10/31       7425.12                    11140.78
  1990/11/30       7913.77                    11860.47
  1990/12/31       8402.42                    12191.38
  1991/01/31       9101.62                    12722.92
  1991/02/28      10005.76                    13632.61
  1991/03/31      11030.44                    13962.52
  1991/04/30      11187.16                    13996.03
  1991/05/31      11777.86                    14600.66
  1991/06/30      10993.63                    13931.95
  1991/07/31      11838.36                    14581.18
  1991/08/31      12103.85                    14926.75
  1991/09/30      12731.37                    14677.48
  1991/10/31      13576.10                    14874.16
  1991/11/30      12827.91                    14274.73
  1991/12/31      15313.84                    15907.76
  1992/01/31      15531.06                    15611.87
  1992/02/29      15434.52                    15814.83
  1992/03/31      15024.22                    15506.44
  1992/04/30      13853.66                    15962.33
  1992/05/31      13817.46                    16040.54
  1992/06/30      13491.63                    15801.54
  1992/07/31      14251.89                    16447.82
  1992/08/31      13841.59                    16110.64
  1992/09/30      13745.05                    16300.75
  1992/10/31      14360.50                    16357.80
  1992/11/30      15651.74                    16915.60
  1992/12/31      16098.24                    17123.66
  1993/01/31      17051.58                    17267.50
  1993/02/28      17160.19                    17502.34
  1993/03/31      18535.91                    17871.64
  1993/04/30      18475.54                    17439.14
  1993/05/31      19079.32                    17906.51
  1993/06/30      19984.98                    17958.44
  1993/07/31      20649.14                    17886.61
  1993/08/31      22279.33                    18564.51
  1993/09/30      22689.90                    18421.56
  1993/10/31      21953.29                    18802.89
  1993/11/30      21349.52                    18624.26
  1993/12/31      24038.72                    18849.62
  1994/01/31      24551.02                    19490.50
  1994/02/28      23316.25                    18962.31
  1994/03/31      20702.20                    18135.55
  1994/04/30      20531.43                    18367.69
  1994/05/31      21030.60                    18668.92
  1994/06/30      21831.89                    18211.53
  1994/07/31      21319.59                    18808.87
  1994/08/31      21477.22                    19580.03
  1994/09/30      20662.79                    19100.32
  1994/10/31      20649.66                    19530.08
  1994/11/30      19217.84                    18818.79
  1994/12/31      19887.77                    19097.87
  1995/01/31      19638.19                    19593.08
  1995/02/28      20373.80                    20356.63
  1995/03/31      20583.98                    20957.35
  1995/04/30      21207.59                    21574.54
  1995/05/31      22400.10                    22436.88
  1995/06/30      23660.36                    22958.09
  1995/07/31      24798.66                    23719.38
  1995/08/31      24568.29                    23778.91
  1995/09/30      26058.92                    24782.38
  1995/10/31      24608.94                    24693.91
  1995/11/30      25205.19                    25777.97
  1995/12/31      24580.14                    26274.46
  1996/01/31      26182.57                    27168.84
  1996/02/29      26454.41                    27420.69
  1996/03/31      27641.93                    27684.75
  1996/04/30      27810.16                    28092.83
  1996/05/31      28731.32                    28817.34
  1996/06/30      28643.59                    28927.14
  1996/07/31      26889.01                    27649.13
  1996/08/31      27912.51                    28232.26
  1996/09/30      29345.42                    29821.17
  1996/10/31      30383.55                    30643.63
  1996/11/30      33366.35                    32959.99
  1996/12/31      34327.95                    32307.05
  1997/01/31      36831.80                    34325.59
  1997/02/28      38165.21                    34594.71
  1997/03/31      34298.31                    33173.21
  1997/04/30      38008.79                    35153.65
  1997/05/31      40844.60                    37293.80
  1997/06/30      43220.15                    38964.57
  1997/07/31      47971.25                    42064.98
  1997/08/31      46501.38                    39708.50
  1997/09/30      53286.54                    41883.33
  1997/10/31      50539.81                    40484.43
  1997/11/30      52841.12                    42358.45
  1997/12/31      55719.53                    43085.75
  1998/01/31      53300.88                    43562.28
  1998/02/28      60133.55                    46703.99
  1998/03/31      63489.42                    49095.70
  1998/04/30      66257.45                    49589.60
  1998/05/31      64711.59                    48737.16
  1998/06/30      68170.63                    50716.86
  1998/07/31      68752.24                    50176.72
  1998/08/31      49528.55                    42922.17
  1998/09/30      45595.04                    45671.77
  1998/10/31      52130.48                    49386.71
  1998/11/30      58650.62                    52380.04
  1998/12/31      58880.20                    55398.18
  1999/01/31      64696.29                    57714.93
  1999/02/26      62990.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 142809 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $62,990 - a 529.90% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                                 % OF FUND'S INVESTMENTS

Bear Stearns Companies, Inc.      6.7

Lehman Brothers Holdings, Inc.    6.7

Merrill Lynch & Co., Inc.         6.2

Equitable Companies (The), Inc.   5.7

Morgan Stanley, Dean Witter &     4.7
Co.

PaineWebber Group, Inc.           4.5

Donaldson Lufkin & Jenrette,      4.1
Inc.

Citigroup, Inc.                   4.0

Kansas City Southern              4.0
Industries, Inc.

Marsh & McLennan Companies,       3.8
Inc.

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Securities Industry 59.0%
Credit & Other Finance 14.1%
Insurance 10.8%
Banks 5.4%
Railroads 4.0%
All Others 6.7%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 6.7
Row: 1, Col: 2, Value: 4.0
Row: 1, Col: 3, Value: 5.4
Row: 1, Col: 4, Value: 10.8
Row: 1, Col: 5, Value: 14.1
Row: 1, Col: 6, Value: 59.0

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Peter Fruzzetti)
(photograph of Ted Grenstein)

NOTE TO SHAREHOLDERS: The following is an interview with Peter
Fruzzetti (left), who managed the Fidelity Select Brokerage and
Investment Management Portfolio for most of the period covered by this report, and with Ted Orenstein (right), who became manager of the fund on January 4, 1999.

Q. HOW DID THE FUND PERFORM, PETER?

P.F. For the 12-month period that ended on February 28, 1999, the fund had a total return of 4.76%. This trailed the broad market as measured by the Standard & Poor's 500 Index, which had a total return of 19.74% for the same period, but is right in line with the total return of 4.74% for the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the relative performance of companies in the financial services sector.

Q. WHAT WERE THE MAJOR FACTORS AFFECTING THIS SOMEWHAT SLUGGISH
PERFORMANCE?

P.F. Probably the biggest factor affecting the entire financial services sector has been the uncertainty in overseas financial markets, beginning with Russia's default on its debt in mid-summer of 1998 and continuing through various currency crises, first in Asia, then in Latin America. The brokerage and investment management businesses are global in scope and, on the brokerage side especially - where the business is highly leveraged - stock prices tend to be extremely volatile during times of market uncertainty. So when widespread global problems began last summer and world financial markets began to slide, these deteriorating conditions had serious repercussions for brokerage stocks. Furthermore, as U.S. investors became more risk averse, fewer new securities were issued, which limited brokers' underwriting profits. Interest-rate spreads also widened significantly, resulting in lower earnings from sales and trading. In the past few months, overall market conditions have improved considerably, which has helped boost fund performance, but the sector has not regained all of the ground it lost over the past year.

Q. DID YOU MAKE ANY SIGNIFICANT CHANGES IN STRATEGY WITHIN THIS
DIFFICULT ENVIRONMENT?

P.F. Initially, as a play on uncertainty, my strategy was to position the fund toward companies that have more stable earnings. Typically, this means the investment management firms. Although their earnings are often tied to the stock and bond markets, they tend to be more stable because they are fee-based and less transaction-oriented. As it happened, investment management stocks were hurt as badly as brokerage stocks during this market turbulence. So in the early fall, the fund was repositioned toward brokerage stocks that I felt would show more explosive earnings growth in a period of volatility. This opportunistic approach worked out pretty well.

Q. WHICH HOLDINGS HELPED PERFORMANCE?

P.F. As the market rebounded, I felt that large institutional brokerage firms would likely be the first to recover. Indeed, such firms as Merrill Lynch and Morgan Stanley came back quite a bit, as did Lehman Brothers and Bear Stearns. PaineWebber performed well, as did Equitable, whose activities are diversified among the brokerage, asset management, life insurance and annuity businesses. The fund also benefited from its investment in E Trade Group, the online retail broker, which experienced tremendous growth, particularly in the latter months of the period.

Q. WHICH WERE DISAPPOINTMENTS?

P.F. Some of the investment managers were underperformers. Franklin Resources saw its growth slow, due mainly to the global nature of its business. T. Rowe Price and Waddell & Reed also disappointed.

Q. TURNING TO YOU TED, WHAT'S YOUR OUTLOOK FOR THE INDUSTRY OVER THE NEXT SIX MONTHS?

T.O. I'm fairly optimistic. I think there's room for further recovery in many of the holdings. Given an environment of low interest rates and narrowing spreads, combined with the significant deferral of activity from last fall, the institutional brokerage stocks should continue to perform well over the next six months. As investor confidence and the pace of retail brokerage business increase, I believe that trend also will have a positive impact on the regional brokerage firms we hold. The investment management companies should start to show better net sales and recovering earnings, which should provide added benefit to the fund. In addition, there is a global consolidation theme that continues to be played out in the life insurance industry, and I believe the fund is positioned properly to take advantage of that trend.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 068

TRADING SYMBOL: FSLBX

SIZE: as of February 28, 1999, more than $482 million

MANAGER: Ted Orenstein, since January 1999;
equity analyst for securities brokerage
industry, 1998-1999; joined Fidelity in 1998

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.4%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 5.4%

Bank of Montreal                  50,600                     $ 2,089,037

Bank Sarasin & Compagnie          910                         1,647,685
Class B (Reg.)

BankAmerica Corp.                 25,464                      1,663,118

Chase Manhattan Corp.             72,500                      5,772,813

Credit Suisse Group (Reg.)        23,900                      3,716,310

Julius Baer Holding AG            2,500                       7,603,663

Morgan (JP) & Co., Inc.           10,000                      1,114,375

Royal Bank of Canada              52,200                      2,527,258

                                                              26,134,259

COMPUTER SERVICES & SOFTWARE
- 0.6%

DST Systems, Inc. (a)             53,100                      2,880,675

CREDIT & OTHER FINANCE - 14.1%

American Express Co.              84,300                      9,146,550

Citigroup, Inc.                   330,150                     19,396,313

Equitable Companies (The),        406,500                     27,464,156
Inc.

Investors Financial Services      6,207                       360,006
Corp.

Perpetual PLC                     16,500                      998,469

Providian Financial Corp.         103,200                     10,539,300

                                                              67,904,794

INSURANCE - 10.8%

AFLAC, Inc.                       63,900                      2,819,588

American Bankers Insurance        165,400                     7,939,200
Group, Inc.

ARM Financial Group, Inc.         83,100                      1,293,244
Class A

Hartford Life, Inc. Class A       133,500                     7,743,000

Liberty Financial Companies,      140,200                     3,145,738
Inc.

Marsh & McLennan Companies,       257,600                     18,241,300
Inc.

Nationwide Financial              119,100                     5,411,606
Services, Inc.  Class A

Protective Life Corp.             31,400                      1,083,300

Reinsurance Group of America,     24,800                      1,598,050
Inc.

Torchmark Corp.                   84,800                      2,819,600

UICI (a)                          12,400                      285,200

                                                              52,379,826

RAILROADS - 4.0%

Kansas City Southern              411,400                     19,232,950
Industries, Inc.

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

AMRESCO Capital Trust, Inc.       41,400                      362,250

SAVINGS & LOANS - 0.4%

Dime Bancorp, Inc.                51,300                      1,269,675

Washington Mutual, Inc.           18,900                      756,000

                                                              2,025,675

SECURITIES INDUSTRY - 59.0%

Advest Group, Inc. (The)          208,900                     4,151,888

Affiliated Managers Group,        91,400                      2,376,400
Inc. (a)



                                 SHARES                      VALUE (NOTE 1)

Bear Stearns Companies, Inc.      759,330                    $ 32,508,809

Conning Corp.                     500                         8,000

Dain Rauscher Corp.               115,950                     3,666,919

Donaldson Lufkin & Jenrette,      346,700                     19,761,900
Inc.

E Trade Group, Inc. (a)           254,800                     11,720,800

Eaton Vance Corp.                 74,400                      1,464,750

Edwards (A.G.), Inc.              493,700                     16,076,106

Everen Capital Corp.              223,400                     4,803,100

Federated Investors, Inc.         115,100                     2,208,481
Class B

First Marathon, Inc. Class A      37,000                      445,384
(non-vtg.)

Franklin Resources, Inc.          273,400                     8,697,538

Hambrecht & Quist Group (a)       217,300                     5,785,613

Investors Group, Inc.             804,600                     11,686,391

Jefferies Group, Inc.             135,300                     5,335,894

John Nuveen Co. Class A           162,500                     6,418,750

Legg Mason, Inc.                  241,032                     6,824,219

Lehman Brothers Holdings,         612,400                     32,457,200
Inc.

Mackenzie Financial Corp.         275,600                     3,271,813

Merrill Lynch & Co., Inc.         390,400                     29,963,200

Morgan Keegan, Inc.               139,425                     2,300,513

Morgan Stanley, Dean Witter &     253,765                     22,965,733
Co.

PaineWebber Group, Inc.           577,500                     21,584,063

Phoenix Investment Partners       203,200                     1,511,300
Ltd.

Pilgrim America Capital Corp.     57,100                      1,284,750
(a)

Pioneer Group, Inc.               131,500                     2,145,094

Price (T. Rowe) Associates,       325,300                     10,023,306
Inc.

Raymond James Financial, Inc.     177,625                     3,241,656

Southwest Securities Group,       50,567                      1,456,962
Inc.

Stifel Financial Corp.            95,817                      940,204

United Asset Management Corp.     45,000                      1,020,938

Waddell & Reed Financial, Inc.:

Class A                           328,636                     6,203,004

Class B                           48,161                      893,989

                                                              285,204,667

TOTAL COMMON STOCKS                                           456,125,096
(Cost $349,978,241)

CASH EQUIVALENTS - 5.6%



Taxable Central Cash Fund (b)     27,012,968                  27,012,968
(Cost $27,012,968)

TOTAL INVESTMENT IN                                         $ 483,138,064
SECURITIES - 100%
(Cost $376,991,209)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $391,812,067 and $521,601,050, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $47,015 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,851,000 and $2,311,600, respectively. The weighted average interest rate was 5.0%.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $377,770,273. Net unrealized appreciation aggregated $105,367,791, of which $119,928,083 related to appreciated investment securities and $14,560,292 related to depreciated investment securities.

The fund hereby designates approximately $11,036,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 99% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of these percentages for use in preparing 1999 income tax returns.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 483,138,064
value  (cost $376,991,209) -
 See accompanying schedule

Receivable for investments                   5,672,438
sold

Receivable for fund shares                   634,807
sold

Dividends receivable                         315,066

Interest receivable                          23,840

Redemption fees receivable                   6,692

 TOTAL ASSETS                                489,790,907

LIABILITIES

Payable for investments        $ 2,450,967
purchased

Payable for fund shares         4,277,062
redeemed

Accrued management fee          241,603

Other payables and accrued      296,268
expenses

 TOTAL LIABILITIES                           7,265,900

NET ASSETS                                  $ 482,525,007

Net Assets consist of:

Paid in capital                             $ 364,482,172

Undistributed net investment                 1,842,357
income

Accumulated undistributed net                10,051,293
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  106,149,185
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 11,723,842                  $ 482,525,007
shares outstanding

NET ASSET VALUE and                          $41.16
redemption price per share
($482,525,007 (divided by)
11,723,842 shares)

Maximum offering price per                   $42.43
share (100/97.00 of $41.16)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                               $ 8,442,201
Dividends

Interest                                         2,455,320

 TOTAL INCOME                                    10,897,521

EXPENSES

Management fee                   $ 4,267,725

Transfer agent fees               4,027,741

Accounting fees and expenses      593,407

Non-interested trustees'          2,610
compensation

Custodian fees and expenses       49,280

Registration fees                 103,404

Audit                             34,276

Legal                             3,931

Interest                          1,608

Reports to shareholders           74,397

Miscellaneous                     670

 Total expenses before            9,159,049
reductions

 Expense reductions               (141,329)      9,017,720

NET INVESTMENT INCOME                            1,879,801

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            11,015,878

 Foreign currency transactions    (146,465)      10,869,413

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (42,207,693)

 Assets and liabilities in        (1,183)        (42,208,876)
foreign currencies

NET GAIN (LOSS)                                  (31,339,463)

NET INCREASE (DECREASE) IN                      $ (29,459,662)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 4,817,568
charges paid to FDC

 Sales charges - Retained by                    $ 4,806,902
FDC

 Deferred sales charges                         $ 5,812
withheld   by FDC

 Exchange fees withheld by FSC                  $ 92,633

 Expense reductions  Directed                   $ 136,233
brokerage arrangements

  Custodian credits                              1,168

  Transfer agent credits                         3,928

                                                $ 141,329


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 1,879,801                   $ 2,052,773
income

 Net realized gain (loss)         10,869,413                    24,237,839

 Change in net unrealized         (42,208,876)                  128,112,104
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (29,459,662)                  154,402,716
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (201,762)                     (1,439,025)
From net investment income

 From net realized gain           (10,471,038)                  (10,009,644)

 TOTAL DISTRIBUTIONS              (10,672,800)                  (11,448,669)

Share transactions Net            881,017,420                   894,533,503
proceeds from sales of shares

 Reinvestment of distributions    10,559,880                    11,336,755

 Cost of shares redeemed          (1,046,567,449)               (832,884,965)

 NET INCREASE (DECREASE) IN       (154,990,149)                 72,985,293
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,580,230                     1,340,868

  TOTAL INCREASE (DECREASE)       (193,542,381)                 217,280,208
IN NET ASSETS

NET ASSETS

 Beginning of period              676,067,388                   458,787,180

 End of period (including        $ 482,525,007                 $ 676,067,388
undistributed net investment
income of $1,842,357 and
$675,811, respectively)

OTHER INFORMATION
Shares

 Sold                             21,245,778                    26,764,779

 Issued in reinvestment of        249,064                       321,841
distributions

 Redeemed                         (26,767,460)                  (27,900,822)

 Net increase (decrease)          (5,272,618)                   (814,202)





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 39.78    $ 25.76    $ 18.49    $ 15.51   $ 17.75
period

Income from Investment
Operations

Net investment income (loss) C    .10        .16        .08        .09       (.03)

Net realized and unrealized       1.72 G     14.46      7.80       4.29      (2.25)
gain (loss)

Total from investment             1.82       14.62      7.88       4.38      (2.28)
operations

Less Distributions

 From net investment income       (.01)      (.09)      (.06)      (.04)     -

From net realized gain            (.52)      (.61)      (.65)      (1.09)    -

In excess of net realized gain    -          -          -          (.35)     -

Total distributions               (.53)      (.70)      (.71)      (1.48)    -

Redemption fees added to paid     .09        .10        .10        .08       .04
in capital

Net asset value, end of period   $ 41.16    $ 39.78    $ 25.76    $ 18.49   $ 15.51

TOTAL RETURN A, B                 4.76%      57.56%     44.27%     29.85%    (12.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 482,525  $ 676,067  $ 458,787  $ 38,382  $ 27,346
(000 omitted)

Ratio of expenses to average      1.26%      1.33%      1.94%      1.64% D   2.54% D
net assets

Ratio of expenses to average      1.24% E    1.29% E    1.93% E    1.61% E   2.54%
net assets after expense
reductions

Ratio of net investment           .26%       .49%       .37%       .50%      (.20)%
income (loss) to average net
assets

Portfolio turnover rate           59%        100%       16%        166%      139%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
BTOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE. CNET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. DFMR
AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. EFMR
OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. FFOR
THE YEAR ENDED FEBRUARY 29.
GTHE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.


FINANCIAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT FINANCIAL SERVICES     8.42%        201.90%       625.81%

SELECT FINANCIAL SERVICES     5.10%        192.77%       603.96%
(LOAD ADJ.)

S&P 500                       19.74%       194.91%       459.21%

GS Financial Services         4.74%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT FINANCIAL SERVICES   8.42%        24.73%        21.92%

SELECT FINANCIAL SERVICES   5.10%        23.97%        21.55%
(LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Financial Services       4.74%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Financial Services          S&P 500
             00066                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10409.17                    10233.00
  1989/04/30      10599.43                    10764.09
  1989/05/31      11263.62                    11200.04
  1989/06/30      11185.14                    11136.20
  1989/07/31      12080.37                    12141.80
  1989/08/31      12421.74                    12379.78
  1989/09/30      12679.51                    12329.02
  1989/10/31      11470.78                    12042.99
  1989/11/30      11314.02                    12288.66
  1989/12/31      11035.38                    12583.59
  1990/01/31      10103.76                    11739.23
  1990/02/28      10469.38                    11890.67
  1990/03/31      10307.66                    12205.77
  1990/04/30       9942.04                    11900.63
  1990/05/31      10817.42                    13060.94
  1990/06/30      10515.08                    12972.12
  1990/07/31       9840.09                    12930.61
  1990/08/31       8662.37                    11761.68
  1990/09/30       7372.16                    11188.89
  1990/10/31       6728.81                    11140.78
  1990/11/30       7678.01                    11860.47
  1990/12/31       8350.49                    12191.38
  1991/01/31       9109.30                    12722.92
  1991/02/28      10155.81                    13632.61
  1991/03/31      10641.30                    13962.52
  1991/04/30      10986.54                    13996.03
  1991/05/31      11828.06                    14600.66
  1991/06/30      10867.86                    13931.95
  1991/07/31      11727.37                    14581.18
  1991/08/31      12504.16                    14926.75
  1991/09/30      12428.63                    14677.48
  1991/10/31      12701.95                    14874.16
  1991/11/30      11759.73                    14274.73
  1991/12/31      13496.77                    15907.76
  1992/01/31      14169.06                    15611.87
  1992/02/29      15186.59                    15814.83
  1992/03/31      14844.99                    15506.44
  1992/04/30      15415.53                    15962.33
  1992/05/31      16076.92                    16040.54
  1992/06/30      16446.85                    15801.54
  1992/07/31      16917.18                    16447.82
  1992/08/31      15946.89                    16110.64
  1992/09/30      16443.14                    16300.75
  1992/10/31      17094.94                    16357.80
  1992/11/30      18380.03                    16915.60
  1992/12/31      19276.09                    17123.66
  1993/01/31      20491.95                    17267.50
  1993/02/28      21036.72                    17502.34
  1993/03/31      22138.10                    17871.64
  1993/04/30      21078.28                    17439.14
  1993/05/31      21086.27                    17906.51
  1993/06/30      21873.46                    17958.44
  1993/07/31      22460.86                    17886.61
  1993/08/31      23160.14                    18564.51
  1993/09/30      23695.58                    18421.56
  1993/10/31      23060.24                    18802.89
  1993/11/30      22033.30                    18624.26
  1993/12/31      22659.88                    18849.62
  1994/01/31      24198.15                    19490.50
  1994/02/28      23319.79                    18962.31
  1994/03/31      22254.84                    18135.55
  1994/04/30      23099.94                    18367.69
  1994/05/31      24085.94                    18668.92
  1994/06/30      23517.27                    18211.53
  1994/07/31      24338.18                    18808.87
  1994/08/31      25191.18                    19580.03
  1994/09/30      23292.56                    19100.32
  1994/10/31      23168.73                    19530.08
  1994/11/30      21701.20                    18818.79
  1994/12/31      21833.37                    19097.87
  1995/01/31      22962.51                    19593.08
  1995/02/28      24420.77                    20356.63
  1995/03/31      24851.16                    20957.35
  1995/04/30      25630.92                    21574.54
  1995/05/31      27053.73                    22436.88
  1995/06/30      27180.32                    22958.09
  1995/07/31      28091.73                    23719.38
  1995/08/31      29185.43                    23778.91
  1995/09/30      30851.28                    24782.38
  1995/10/31      30061.39                    24693.91
  1995/11/30      32086.75                    25777.97
  1995/12/31      32169.33                    26274.46
  1996/01/31      33673.39                    27168.84
  1996/02/29      33957.66                    27420.69
  1996/03/31      34360.81                    27684.75
  1996/04/30      33979.47                    28092.83
  1996/05/31      34769.07                    28817.34
  1996/06/30      35277.81                    28927.14
  1996/07/31      34509.40                    27649.13
  1996/08/31      35537.48                    28232.26
  1996/09/30      37895.69                    29821.17
  1996/10/31      40296.30                    30643.63
  1996/11/30      43756.78                    32959.99
  1996/12/31      42501.36                    32307.05
  1997/01/31      45031.80                    34325.59
  1997/02/28      46025.10                    34594.71
  1997/03/31      42567.95                    33173.21
  1997/04/30      46152.92                    35153.65
  1997/05/31      47668.04                    37293.80
  1997/06/30      50202.96                    38964.57
  1997/07/31      55826.39                    42064.98
  1997/08/31      52656.29                    39708.50
  1997/09/30      56030.34                    41883.33
  1997/10/31      55284.44                    40484.43
  1997/11/30      57155.03                    42358.45
  1997/12/31      60344.58                    43085.75
  1998/01/31      59697.00                    43562.28
  1998/02/28      64934.24                    46703.99
  1998/03/31      68455.08                    49095.70
  1998/04/30      69589.60                    49589.60
  1998/05/31      68287.69                    48737.16
  1998/06/30      71403.95                    50716.86
  1998/07/31      71632.48                    50176.72
  1998/08/31      55358.67                    42922.17
  1998/09/30      57304.60                    45671.77
  1998/10/31      63052.37                    49386.71
  1998/11/30      66667.24                    52380.04
  1998/12/31      68873.88                    55398.18
  1999/01/31      70165.75                    57714.93
  1999/02/26      70396.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 144213 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $70,396 - a 603.96% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                               % OF FUND'S INVESTMENTS

Citigroup, Inc.                 6.3

American International Group,   5.4
Inc.

Chase Manhattan Corp.           4.7

American Express Co.            4.7

Providian Financial Corp.       4.4

Wells Fargo & Co.               4.4

BankAmerica Corp.               4.4

Household International, Inc.   3.9

Bank One Corp.                  3.8

Freddie Mac                     3.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Banks 29.7%
Credit & Other Finance 27.2%
Insurance 19.8%
Federal Sponsored Credit 8.1%
Securities Industry 4.4%
All Others 10.8%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 10.8
Row: 1, Col: 2, Value: 4.4
Row: 1, Col: 3, Value: 8.1
Row: 1, Col: 4, Value: 19.8
Row: 1, Col: 5, Value: 27.2
Row: 1, Col: 6, Value: 29.7

FINANCIAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Robert Ewing)

Robert Ewing,
Portfolio Manager
of Fidelity Select
Financial Services Portfolio

Q. HOW DID THE FUND PERFORM, BOB?

A. The fund had a respectable year within the context of what happened to financial services company stocks, although it trailed the overall stock market. For the 12-month period that ended February 28, 1999, the fund had a total return of 8.42%. The Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - returned 4.74% during the same 12-month period, while the Standard & Poor's 500 Index had a return of 19.74%.

Q. WHAT FACTORS AFFECTED THE MARKET FOR FINANCIAL SERVICES STOCKS
DURING THE PAST 12 MONTHS?

A. Financial services stocks did not fare as well as stocks in general. The 12-month period began with an escalation of global economic turmoil, starting with Asia and moving into other markets, including Eastern European countries and South America. The global problems affected the quality of loans and the earnings growth of financial companies. Market volatility and uncertainty were at their highest in the late summer and early fall, following the Russian bond default and currency devaluation in August. However, when the U.S. Federal Reserve Board cut short-term interest rates three successive times in the fall, the capital markets rebounded. Financial services stocks, which had fallen more sharply than the market as a whole, at first recovered more quickly, but have since lagged the market slightly. At the end of the period, we saw more stability. The year also witnessed an unusually large number of big-company mergers, including Citicorp and Travelers, BankAmerica and NationsBank, First Chicago and Bank One, and Norwest and Wells Fargo.

Q. WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE YEAR?

A. At the beginning of the 12-month period, the fund's portfolio was diversified across large-cap, mid-cap and small-cap companies. Small-cap and mid-cap companies performed well then, but became more expensive on a price-to-earnings ratio basis. Late in the spring, I moved more heavily into big-cap stocks. This worked well as large-cap banks slowed their acquisitions of smaller banks and started merging with each other. Throughout the year, I also focused on consumer-oriented firms, including banks and companies emphasizing consumer finance and credit card operations. The international volatility also had an influence on strategy, as we shifted our emphasis depending on relative valuations. In the spring, as Asia was deteriorating, I de-emphasized companies with an international focus, such as the large money-center banks. Then, as international events unfolded, stocks with a foreign focus were penalized and became unusually cheap. In November, I began increasing our exposure to these companies, adding to positions in stocks such as Chase Manhattan and Citigroup. For most of the period, I also concentrated on companies with more predictable and sustainable earnings growth, such as life insurance companies, including SunAmerica and AFLAC. At the end of the fiscal year, the fund continued to have a big-cap bias, although we did increase our emphasis on mid-cap banks as their relative valuations became more attractive.

Q. WHAT STOCKS HELPED PERFORMANCE, AND WHAT WERE THE DISAPPOINTMENTS?

A. The biggest single contributor to performance was Providian Financial Group, which increased both its credit card business and its fee income. Another healthy performer was American Express, a holding which illustrates the fund's consumer-oriented strategy. American International Group (AIG), which successfully weathered the international problems, helped, as did SunAmerica, which has done a wonderful job selling variable and fixed-rate annuities. AIG acquired SunAmerica in November. BankAmerica was a disappointment as it was affected by the international turmoil even more than most people expected. U.S. Bancorp failed to meet expectations, with disappointing earnings growth the past two fiscal quarters. Also disappointing was a smaller company, Ocwen Asset Investment, a commercial mortgage real estate investment trust.

Q. WHAT IS YOUR OUTLOOK?

A. I still think the backdrop is positive for financial service companies. I think the industry's average earnings growth during the coming year may exceed overall market earnings growth. If that happens, financial services stocks should outperform the market as a whole. While I am somewhat optimistic, I am vigilant in tracking international developments. If we continue to get erosion in international markets, the U.S. economy will be affected, hurting credit quality and the performance of financial services stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark)FUND FACTS

START DATE: December 10, 1981

FUND NUMBER: 066

TRADING SYMBOL: FIDSX

SIZE: as of February 28, 1999, more than $546 million

MANAGER: Robert Ewing, since 1998; manager,
Fidelity Advisor Financial Services Fund, since
1998; Fidelity Select Environmental Services
Portfolio, 1996-1997; Fidelity Select
Energy Service Portfolio, 1996-1998; joined
Fidelity in 1990

FINANCIAL SERVICES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.1%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 29.7%

AmSouth Bancorp.                  40,000                     $ 1,880,000

Bank of New York Co., Inc.        425,936                     14,881,139

Bank One Corp.                    389,219                     20,920,521

BankAmerica Corp.                 366,879                     23,961,785

Chase Manhattan Corp.             325,000                     25,878,125

Comerica, Inc.                    120,167                     7,961,064

First Union Corp.                 90,690                      4,834,911

M&T Bank Corp.                    6,000                       2,854,500

Marshall & Ilsley Corp.           30,000                      1,680,000

Mellon Bank Corp.                 40,000                      2,705,000

U.S. Bancorp                      568,089                     18,356,376

Wachovia Corp.                    89,500                      7,613,094

Wells Fargo & Co.                 665,000                     24,438,750

Zions Bancorp                     90,000                      5,760,000

                                                              163,725,265

CREDIT & OTHER FINANCE - 27.2%

American Express Co.              237,800                     25,801,300

Associates First Capital          440,200                     17,883,125
Corp. Class A

Citigroup, Inc.                   587,000                     34,486,246

Equitable Companies (The),        89,200                      6,026,575
Inc.

Firstcity Financial Corp. (a)     100,300                     1,209,869

Fleet Financial Group, Inc.       234,534                     10,070,304

Household International, Inc.     529,746                     21,520,931

MBNA Corp.                        287,500                     6,971,875

Metris Companies, Inc.            25,000                      1,075,000

Providian Financial Corp.         239,700                     24,479,363

                                                              149,524,588

FEDERAL SPONSORED CREDIT - 8.1%

Fannie Mae                        230,000                     16,100,000

Freddie Mac                       329,600                     19,405,200

SLM Holding Corp.                 216,000                     9,261,000

                                                              44,766,200

INSURANCE - 19.8%

ACE Ltd.                          80,000                      2,180,000

Aegon NV (Reg.)                   36,940                      3,864,848

AFLAC, Inc.                       142,000                     6,265,750

Allmerica Financial Corp.         31,200                      1,665,300

Allstate Corp.                    127,800                     4,792,500

Ambac Financial Group, Inc.       65,000                      3,640,000

American Bankers Insurance        75,000                      3,600,000
Group, Inc.

American International Group,     259,050                     29,515,509
Inc.

Berkshire Hathaway, Inc.:

Class A (a)                       154                         10,949,400

Class B (a)                       7                           16,653

Blanch E.W. Holdings, Inc.        35,000                      1,942,500

CMAC Investments Corp.            75,000                      3,098,438

Hartford Financial Services       170,000                     9,190,625
Group, Inc.



                                 SHARES                      VALUE (NOTE 1)

Hartford Life, Inc. Class A       25,000                     $ 1,450,000

Marsh & McLennan Companies,       107,500                     7,612,344
Inc.

MBIA, Inc.                        52,400                      3,225,875

Nationwide Financial              35,000                      1,590,313
Services, Inc.  Class A

PMI Group, Inc.                   46,400                      2,001,000

Progressive Corp.                 17,500                      2,248,750

Reliastar Financial Corp.         65,000                      2,949,375

Torchmark Corp.                   150,000                     4,987,500

UICI (a)                          100,000                     2,300,000

                                                              109,086,680

REAL ESTATE INVESTMENT TRUSTS
- 1.5%

Crescent Real Estate Equities     140,000                     2,922,500
Co.

Duke Realty Investments, Inc.     50,000                      1,090,625

Equity Office Properties Trust    50,000                      1,287,500

Ocwen Asset Investment Corp.      369,000                     1,914,188

Public Storage, Inc.              40,000                      1,020,000

                                                              8,234,813

SAVINGS & LOANS - 2.4%

Charter One Financial, Inc.       75,000                      2,160,938

Dime Bancorp, Inc.                60,000                      1,485,000

Golden State Bancorp, Inc.        100,000                     1,781,250

Golden State Bancorp, Inc.        50,000                      253,125
litigation warrants 12/31/99
(a)

Washington Mutual, Inc.           188,880                     7,555,200

                                                              13,235,513

SECURITIES INDUSTRY - 4.4%

Bear Stearns Companies, Inc.      57,750                      2,472,422

E Trade Group, Inc. (a)           30,000                      1,380,000

Investors Group, Inc.             200,000                     2,904,895

Lehman Brothers Holdings,         125,600                     6,656,800
Inc.

Morgan Stanley, Dean Witter &     70,000                      6,335,000
Co.

Waddell & Reed Financial, Inc.:

Class A                           178,535                     3,369,848

Class B                           36,735                      681,893

                                                              23,800,858

TOTAL COMMON STOCKS                                           512,373,917
(Cost $374,372,608)

CASH EQUIVALENTS - 6.9%



Taxable Central Cash Fund (b)     37,949,707                  37,949,707
(Cost $37,949,707)

TOTAL INVESTMENT IN                                         $ 550,323,624
SECURITIES - 100%
(Cost $412,322,315)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $343,643,233 and $421,107,652, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $45,514 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,820,475. The fund received cash collateral of $1,861,800.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $414,728,198. Net unrealized appreciation aggregated $135,595,426, of which $147,529,914 related to appreciated investment securities and $11,934,488 related to depreciated investment securities.

The fund hereby designates approximately $62,832,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 51% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

FINANCIAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 550,323,624
value  (cost $412,322,315) -
 See accompanying schedule

Receivable for fund shares                    1,408,735
sold

Dividends receivable                          503,053

Interest receivable                           120,798

Redemption fees receivable                    5,946

 TOTAL ASSETS                                 552,362,156

LIABILITIES

Payable for fund shares         $ 2,951,093
redeemed

Accrued management fee           262,558

Other payables and accrued       287,194
expenses

Collateral on securities         1,861,800
loaned,  at value

 TOTAL LIABILITIES                            5,362,645

NET ASSETS                                   $ 546,999,511

Net Assets consist of:

Paid in capital                              $ 388,431,484

Undistributed net investment                  3,679,892
income

Accumulated undistributed net                 16,886,826
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   138,001,309
(depreciation) on investments

NET ASSETS, for 5,425,361                    $ 546,999,511
shares outstanding

NET ASSET VALUE and                           $100.82
redemption price per share
($546,999,511 (divided by)
5,425,361 shares)

Maximum offering price per                    $103.94
share (100/97.00 of $100.82)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 8,663,505
Dividends

Interest (including income on                  2,337,085
securities loaned of $5,426)

 TOTAL INCOME                                  11,000,590

EXPENSES

Management fee                   $ 3,668,034

Transfer agent fees               3,122,127

Accounting and security           543,416
lending fees

Non-interested trustees'          2,407
compensation

Custodian fees and expenses       17,213

Registration fees                 53,760

Audit                             28,584

Legal                             3,384

Reports to shareholders           62,257

 Total expenses before            7,501,182
reductions

 Expense reductions               (106,101)    7,395,081

NET INVESTMENT INCOME                          3,605,509

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            21,710,294

 Foreign currency transactions    75,133       21,785,427

Change in net unrealized                       9,159,238
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                30,944,665

NET INCREASE (DECREASE) IN                    $ 34,550,174
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 2,154,649
charges paid to FDC

 Sales charges - Retained by                  $ 2,152,071
FDC

 Deferred sales charges                       $ 13,596
withheld   by FDC

 Exchange fees withheld by FSC                $ 52,705

 Expense reductions  Directed                 $ 104,171
brokerage arrangements

  Custodian credits                            1,684

  Transfer agent credits                       246

                                              $ 106,101


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 3,605,509                   $ 3,633,948
income

 Net realized gain (loss)         21,785,427                    108,047,031

 Change in net unrealized         9,159,238                     47,345,052
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       34,550,174                    159,026,031
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,162,919)                   (3,089,281)
From net investment income

 From net realized gain           (66,118,174)                  (50,526,464)

 TOTAL DISTRIBUTIONS              (67,281,093)                  (53,615,745)

Share transactions Net            389,871,130                   474,752,061
proceeds from sales of shares

 Reinvestment of distributions    66,001,479                    52,640,022

 Cost of shares redeemed          (481,672,418)                 (455,053,591)

 NET INCREASE (DECREASE) IN       (25,799,809)                  72,338,492
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  622,623                       734,651

  TOTAL INCREASE (DECREASE)       (57,908,105)                  178,483,429
IN NET ASSETS

NET ASSETS

 Beginning of period              604,907,616                   426,424,187

 End of period (including        $ 546,999,511                 $ 604,907,616
undistributed net investment
income of $3,679,892 and
$1,378,882, respectively)

OTHER INFORMATION
Shares

 Sold                             3,952,203                     5,332,883

 Issued in reinvestment of        658,905                       604,501
distributions

 Redeemed                         (5,042,955)                   (5,221,709)

 Net increase (decrease)          (431,847)                     715,675





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 103.28   $ 82.94    $ 65.70    $ 48.23    $ 51.24
period

Income from Investment
Operations

Net investment income C           .56        .70        .74        1.03       .76

Net realized and unrealized       7.88       30.65      21.55      17.56      .87
gain (loss)

Total from investment             8.44       31.35      22.29      18.59      1.63
operations

Less Distributions

 From net investment income       (.19)      (.64)      (.63)      (.37)      (.79)

From net realized gain            (10.81)    (10.51)    (4.56)     (.91)      (3.93)

Total distributions               (11.00)    (11.15)    (5.19)     (1.28)     (4.72)

Redemption fees added to paid     .10        .14        .14        .16        .08
in capital

Net asset value, end of period   $ 100.82   $ 103.28   $ 82.94    $ 65.70    $ 48.23

TOTAL RETURN A, B                 8.42%      41.08%     35.54%     39.05%     4.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 547,000  $ 604,908  $ 426,424  $ 270,466  $ 153,089
(000 omitted)

Ratio of expenses to average      1.20%      1.31%      1.45%      1.42%      1.56%
net assets

Ratio of expenses to average      1.18% D    1.29% D    1.43% D    1.41% D    1.54% D
net assets after expense
reductions

Ratio of net investment           .58%       .78%       1.03%      1.78%      1.52%
income to average net assets

Portfolio turnover rate           60%        84%        80%        125%       107%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.

HOME FINANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT HOME FINANCE               -19.12%      154.36%       622.25%

SELECT HOME FINANCE  (LOAD        -21.62%      146.66%       600.51%
ADJ.)

S&P 500                           19.74%       194.91%       459.21%

GS Financial Services             4.74%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT HOME FINANCE         -19.12%      20.53%        21.86%

SELECT HOME FINANCE  (LOAD  -21.62%      19.79%        21.49%
ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Financial Services       4.74%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Home Finance                S&P 500
             00098                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9747.09                    10233.00
  1989/04/30      10246.21                    10764.09
  1989/05/31      10688.83                    11200.04
  1989/06/30      10903.98                    11136.20
  1989/07/31      11283.91                    12141.80
  1989/08/31      11977.28                    12379.78
  1989/09/30      12423.70                    12329.02
  1989/10/31      10875.49                    12042.99
  1989/11/30      10524.05                    12288.66
  1989/12/31       9575.08                    12583.59
  1990/01/31       8781.29                    11739.23
  1990/02/28       9108.73                    11890.67
  1990/03/31       9128.57                    12205.77
  1990/04/30       8910.28                    11900.63
  1990/05/31       9753.68                    13060.94
  1990/06/30       9654.46                    12972.12
  1990/07/31       8820.98                    12930.61
  1990/08/31       7927.97                    11761.68
  1990/09/30       7243.32                    11188.89
  1990/10/31       6697.59                    11140.78
  1990/11/30       7421.93                    11860.47
  1990/12/31       8130.87                    12191.38
  1991/01/31       8908.60                    12722.92
  1991/02/28      10120.65                    13632.61
  1991/03/31      10585.28                    13962.52
  1991/04/30      10948.89                    13996.03
  1991/05/31      11403.41                    14600.66
  1991/06/30      10767.08                    13931.95
  1991/07/31      11918.54                    14581.18
  1991/08/31      12373.06                    14926.75
  1991/09/30      12272.05                    14677.48
  1991/10/31      12059.94                    14874.16
  1991/11/30      11504.42                    14274.73
  1991/12/31      13383.86                    15907.76
  1992/01/31      14702.82                    15611.87
  1992/02/29      15663.93                    15814.83
  1992/03/31      15398.09                    15506.44
  1992/04/30      15725.27                    15962.33
  1992/05/31      17279.40                    16040.54
  1992/06/30      17301.04                    15801.54
  1992/07/31      18151.74                    16447.82
  1992/08/31      17167.80                    16110.64
  1992/09/30      17444.53                    16300.75
  1992/10/31      17772.52                    16357.80
  1992/11/30      19596.91                    16915.60
  1992/12/31      21126.79                    17123.66
  1993/01/31      22642.52                    17267.50
  1993/02/28      23026.65                    17502.34
  1993/03/31      23846.80                    17871.64
  1993/04/30      22555.15                    17439.14
  1993/05/31      22169.15                    17906.51
  1993/06/30      22722.07                    17958.44
  1993/07/31      24182.63                    17886.61
  1993/08/31      25455.40                    18564.51
  1993/09/30      27082.87                    18421.56
  1993/10/31      27291.52                    18802.89
  1993/11/30      26070.92                    18624.26
  1993/12/31      26893.35                    18849.62
  1994/01/31      28070.76                    19490.50
  1994/02/28      27542.57                    18962.31
  1994/03/31      27025.39                    18135.55
  1994/04/30      28070.28                    18367.69
  1994/05/31      29801.59                    18668.92
  1994/06/30      30297.89                    18211.53
  1994/07/31      30967.33                    18808.87
  1994/08/31      31971.49                    19580.03
  1994/09/30      30875.00                    19100.32
  1994/10/31      29028.27                    19530.08
  1994/11/30      27527.80                    18818.79
  1994/12/31      27614.38                    19097.87
  1995/01/31      28831.33                    19593.08
  1995/02/28      30967.47                    20356.63
  1995/03/31      30915.68                    20957.35
  1995/04/30      32533.96                    21574.54
  1995/05/31      34462.96                    22436.88
  1995/06/30      34825.45                    22958.09
  1995/07/31      36223.65                    23719.38
  1995/08/31      39563.79                    23778.91
  1995/09/30      40392.35                    24782.38
  1995/10/31      39654.41                    24693.91
  1995/11/30      41842.33                    25777.97
  1995/12/31      42385.70                    26274.46
  1996/01/31      43544.58                    27168.84
  1996/02/29      44357.13                    27420.69
  1996/03/31      45369.48                    27684.75
  1996/04/30      44790.24                    28092.83
  1996/05/31      45788.62                    28817.34
  1996/06/30      45993.76                    28927.14
  1996/07/31      46814.35                    27649.13
  1996/08/31      48742.72                    28232.26
  1996/09/30      51204.47                    29821.17
  1996/10/31      54801.37                    30643.63
  1996/11/30      58904.29                    32959.99
  1996/12/31      58015.82                    32307.05
  1997/01/31      61784.93                    34325.59
  1997/02/28      65426.03                    34594.71
  1997/03/31      59367.01                    33173.21
  1997/04/30      61146.40                    35153.65
  1997/05/31      65244.08                    37293.80
  1997/06/30      70813.88                    38964.57
  1997/07/31      77476.39                    42064.98
  1997/08/31      74274.14                    39708.50
  1997/09/30      80936.65                    41883.33
  1997/10/31      80299.23                    40484.43
  1997/11/30      80754.53                    42358.45
  1997/12/31      84557.77                    43085.75
  1998/01/31      79752.80                    43562.28
  1998/02/28      86619.36                    46703.99
  1998/03/31      92463.25                    49095.70
  1998/04/30      94642.35                    49589.60
  1998/05/31      91346.68                    48737.16
  1998/06/30      89765.43                    50716.86
  1998/07/31      86270.02                    50176.72
  1998/08/31      63366.77                    42922.17
  1998/09/30      66645.79                    45671.77
  1998/10/31      68443.43                    49386.71
  1998/11/30      72288.38                    52380.04
  1998/12/31      72038.71                    55398.18
  1999/01/31      71755.75                    57714.93
  1999/02/26      70051.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 162722 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $70,051 - a 600.51% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                             % OF FUND'S INVESTMENTS

Washington Mutual, Inc.       13.1

Charter One Financial, Inc.   7.6

Dime Bancorp, Inc.            6.1

Astoria Financial Corp.       5.8

Freddie Mac                   5.6

Greenpoint Financial Corp.    4.8

Peoples Heritage Financial    3.1
Group, Inc.

PMI Group, Inc.               3.0

Bank United Corp. Class A     2.6

Washington Federal, Inc.      2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Savings & Loans 57.2%
Credit & Finance 12.6%
Banks 11.0%
Federal Sponsored Credit 7.6%
Insurance 5.6%
All Others 6.0%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 6.0
Row: 1, Col: 2, Value: 5.6
Row: 1, Col: 3, Value: 7.6
Row: 1, Col: 4, Value: 11.0
Row: 1, Col: 5, Value: 12.6
Row: 1, Col: 6, Value: 57.2

HOME FINANCE PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Robert Ewing)
(photograph of Victor Thay)

NOTE TO SHAREHOLDERS: The following is an interview with Robert Ewing
(left), Fidelity Financial Services Sector Leader, who addresses the fund's 12-month performance under its previous portfolio manager; and with Victor Thay (right), who became manager of the Fidelity Select Home Finance Portfolio on March 30, 1999, after the end of the period covered by this report.

Q. HOW DID THE FUND PERFORM, BOB?

B.E. It was a disappointing year. For the 12 months that ended
February 28, 1999, the fund had a total return of -19.12%, compared to a gain of 19.74% for the broadly based Standard & Poor's 500 Index. Moreover, the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - had a return of 4.74% over the same period.

Q. WHY WAS THE FUND'S PERFORMANCE SO WEAK COMPARED TO ITS BENCHMARKS?

B.E. Russia's currency devaluation and debt default, together with the near-failure of a prominent hedge fund, created a severe credit crunch that prompted a sharp selloff in virtually all sectors of the market - particularly mortgage finance shares - in the late summer and early fall of 1998. Subsequently, other segments of the Goldman Sachs index and the S&P 500 enjoyed greater participation in the rally that took place in the second half of the period. Another negative factor was the fund's overweighting in small-capitalization stocks, which underperformed large-cap shares during the selloff and ensuing recovery.

Q. WHY DID MORTGAGE FINANCE SHARES LANGUISH WHILE OTHER STOCKS
RALLIED?

B.E. Investors were concerned about slower asset growth due to an increase in refinancings and prepayments triggered by the overall downward trend in interest rates. There was also concern that the narrowing spread between short-term and long-term interest rates would decrease profit margins for mortgage lenders. Furthermore, industry consolidation, which had helped to fuel the outperformance of mortgage finance stocks in the past, slowed in response to last fall's credit crunch.

Q. WHAT ADJUSTMENTS DID THE FUND MAKE IN RESPONSE TO
THESE EVENTS?

B.E. The fund shifted some assets out of small-capitalization stocks and into higher-quality, large-capitalization shares.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?

B.E. Freddie Mac benefited from the refinancing wave and the shift toward fixed-rate mortgages, where the company has a profitable niche. The resulting stronger-than-expected portfolio and earnings growth allowed Freddie Mac to buck the downward trend of most mortgage finance stocks. Providian Financial, a credit card and consumer finance company, was another strong holding. The company reported faster-than-expected earnings growth and pursued an innovative strategy of focusing on an underserved market segment.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

B.E. Sub-prime home equity lenders - firms that lend money to people with less than prime credit histories - performed poorly. In that category, FIRSTPLUS Financial, Aames Financial and ContiFinancial were all hurt by last fall's liquidity crunch and by a higher-than-expected increase in prepayments resulting from falling interest rates. Small-capitalization savings and loan stocks also were weak, as fears abounded of slower asset and earnings growth. Roslyn Bancorp was one example.

Q. TURNING TO YOU, VICTOR, WHAT'S YOUR OUTLOOK FOR THE FUND?

V.T. There are several potential positives either already occurring or on the near-term horizon. The first two months of 1999 saw mortgage rates rise about one-half of a percent, resulting in a meaningful slowdown in refinancings. In addition, the spread - or difference in yield - between short-term and long-term interest rates widened moderately, enabling lenders such as banks and savings and loans to operate more profitably. Moreover, several high-profile thrifts that have recently completed mergers will be eligible to buy back their stock in the next few months, which should tend to support their stock prices. Another positive is that industry consolidation is likely to accelerate again as companies begin to look past the uncertainty of January 1, 2000. Finally, a widely followed lawsuit against the federal government is due to be settled in April. A settlement in favor of the plaintiff - a large California savings and loan - would set an important precedent for other thrifts. These factors, together with an apparently strong economy and housing market, good credit quality and other favorable economic fundamentals, should enable mortgage finance companies to continue to grow their earnings at an average rate above that of most S&P 500 firms. Given price-to-earnings ratios for mortgage finance shares that have been averaging about half of those of the typical S&P 500 stock, I believe mortgage finance stocks represent excellent values with good growth potential.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 098

TRADING SYMBOL: FSVLX

SIZE: as of February 28, 1999, more than $740 million

MANAGER: Victor Thay, since March 1999;
manager, Fidelity Select Natural Gas Portfolio, since 1997; analyst, U.S. and Canadian exploration and production industry,
1996-present; analyst, Canadian equities,
1995-1996; joined Fidelity in 1995

HOME FINANCE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.2%

                                 SHARES                      VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.5%

Ugly Duckling Corp.               767,800                    $ 3,982,962

BANKS - 11.0%

Acadiana Bancshares, Inc. (c)     121,100                     2,179,800

Advanta Corp.                     132,900                     1,553,269

BankAmerica Corp.                 189,217                     12,358,235

Chase Manhattan Corp.             201,000                     16,004,625

North Fork Bancorp, Inc.          617,024                     13,574,528

Peoples Heritage Financial        1,346,175                   22,884,975
Group, Inc.

R&G Financial Corp. Class B       72,700                      1,354,038

SouthTrust Corp.                  9,100                       364,569

U.S. Bancorp                      163,800                     5,292,788

UnionBanCal Corp.                 139,800                     4,394,963

UST Corp.                         81,640                      1,709,338

                                                              81,671,128

CREDIT & OTHER FINANCE - 12.6%

Aames Financial Corp.             536,750                     1,107,047

Allied Capital Corp.              29,200                      514,650

Associates First Capital          105,100                     4,269,688
Corp. Class A

BNC Mortgage, Inc. (a)            204,600                     1,176,450

Citigroup, Inc.                   23,700                      1,392,375

Coast Federal Litigation          269,400                     1,835,288
Contingent Payment Rights
Trust rights 12/31/00 (a)

ContiFinancial Corp. (a)          125,000                     437,500

Countrywide Credit                96,603                      3,658,839
Industries, Inc.

Delta Financial Corp. (a)         527,300                     3,064,931

Doral Financial Corp.             86,100                      1,630,519

Federal Agricultural Mortgage     119,400                     5,074,500
Corp. Class C (a)

First Alliance Corp. (a)          595,250                     2,157,781

FIRSTPLUS Financial Group,        987,600                     1,357,950
Inc. (a)

Greenpoint Financial Corp.        1,162,700                   35,680,356

Household International, Inc.     50,000                      2,031,250

Imperial Credit Industries (a)    342,500                     2,954,063

Life Financial Corp. (a)          326,400                     1,264,800

Long Beach Financial Corp. (a)    916,200                     8,703,900

New Century Financial Corp.       376,600                     4,425,050
(a)

Providian Financial Corp.         76,900                      7,853,413

Resource Bancshares Mortgage      248,775                     3,482,850
Group, Inc.

United Companies Financial        115,300                     50,444
Corp.

                                                              94,123,644

FEDERAL SPONSORED CREDIT - 7.6%

Fannie Mae                        120,000                     8,400,000

Freddie Mac                       705,900                     41,559,863

SLM Holding Corp.                 152,000                     6,517,000

                                                              56,476,863



                                 SHARES                      VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Linc Capital, Inc. (a)            68,400                     $ 547,200

INSURANCE - 5.6%

CMAC Investments Corp.            216,600                     8,948,288

Conseco, Inc.                     47,823                      1,431,701

MGIC Investment Corp.             272,800                     9,292,250

PMI Group, Inc.                   518,040                     22,340,475

                                                              42,012,714

REAL ESTATE INVESTMENT TRUSTS
- 1.6%

Impac Mortgage Holdings, Inc.     222,600                     1,279,950

Imperial Credit Commercial        107,700                     976,031
Mortgage Investment Corp.

Indymac Mortgage Holdings,        258,200                     2,743,375
Inc.

Novastar Financial, Inc.          86,200                      554,913

Ocwen Asset Investment Corp.      791,300                     4,104,869

Thornburg Mortgage Asset          250,900                     2,367,869
Corp.

                                                              12,027,007

SAVINGS & LOANS - 57.2%

Andover Bancorp, Inc.             87,150                      2,614,500

Astoria Financial Corp.           958,800                     43,445,625

Bank Plus Corp. (a)               278,600                     1,218,875

Bank United Corp. Class A         494,200                     19,520,900

Bay View Capital Corp.            261,003                     5,203,747

Carver Bancorp, Inc.              99,800                      698,600

Charter One Financial, Inc.       1,971,964                   56,817,213

Citizens First Financial          172,000                     2,644,500
Corp. (a)(c)

Commercial Federal Corp.          765,425                     16,695,833

Dime Bancorp, Inc.                1,848,184                   45,742,554

Dime Community Bancorp, Inc.      169,000                     3,728,563

Downey Financial Corp.            24,662                      500,947

First Bergen Bancorp              56,100                      1,311,338

First Essex Bancorp, Inc.         49,100                      804,013

First Federal Savings & Loan      52,300                      1,287,888
Association (East Hartford,
Conn.)

First Washington Bancorp,         59,200                      1,261,700
Inc.

FirstFed Financial Corp. (a)      357,100                     6,048,381

Flagstar Bancorp, Inc.            246,200                     6,893,600

GA Financial, Inc.                203,400                     3,101,850

Golden State Bancorp, Inc.        1,010,092                   17,992,264

Golden State Bancorp, Inc.        898,761                     4,549,978
litigation warrants 12/31/99
(a)

Haven Bancorp, Inc.               263,400                     3,720,525

HF Bancorp, Inc. (a)              113,200                     1,952,700

ITLA Capital Corp. (a)            76,300                      1,182,650

Ocwen Financial Corp. (a)         205,400                     1,643,200

Peoples Bancorp, Inc.             366,800                     3,576,300

PFF Bancorp, Inc. (a)             345,200                     6,041,000

Provident Financial Holdings,     95,700                      1,531,200
Inc. (a)

Quaker City Bancorp, Inc. (a)     83,825                      1,252,136

Richmond County Financial         102,500                     1,582,344
Corp.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SAVINGS & LOANS - CONTINUED

Roslyn Bancorp, Inc.              316,315                    $ 5,159,888

SGV Bancorp., Inc. (a)(c)         137,800                     1,670,825

Sovereign Bancorp, Inc.           1,271,877                   15,580,493

TCF Financial Corp.               708,700                     17,053,094

Washington Federal, Inc.          803,470                     18,078,075

Washington Mutual, Inc.           2,451,180                   98,047,191

Webster Financial Corp.           188,400                     5,757,975

Wilshire Financial Services       374,600                     140,475
Group, Inc. (a)

Yonkers Financial Corp.           61,200                      910,350

                                                              426,963,290

TOTAL COMMON STOCKS                                           717,804,808
(Cost $625,347,348)

CONVERTIBLE PREFERRED STOCKS
- 0.2%



REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Walden Residential                80,000                      1,730,000
Properties, Inc.  Series B,
$2.29 (Cost $2,000,000)

CASH EQUIVALENTS - 3.6%



Taxable Central Cash Fund (b)     26,596,475                  26,596,475
(Cost $26,596,475)

TOTAL INVESTMENT IN                                         $ 746,131,283
SECURITIES - 100%
(Cost $653,943,823)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $236,128,665 and $794,743,099, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $118,062 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $9,580,000 and $4,095,824, respectively. The weighted average interest rate was 5.18%.

Transactions during the period with companies which are or were affiliates are as follows:

                               PURCHASES   SALES        DIVIDEND    VALUE
AFFILIATE                      COST        COST         INCOME
Acadiana Bancshares, Inc.      $ -         $ 431,330    $ 66,924    $ 2,179,800
Carver Bancorp, Inc.             -           311,715      6,990       -
Citizens First Financial Corp.   -           29,498       -           2,644,500
First Alliance Corp.             2,556,250   237,188      -           -
First Bergen Bancorp             -           536,250      8,775       -
Life Financial Corp.             123,750     343,913      -           -
Long Beach Financial Corp.       795,513     1,808,425    -           -
R&G Financial Corp. Class B      -           391,667      -           -
RedFed Bancorp, Inc.             -           1,771,875    -           -
Redwood Trust, Inc.              888,284     3,012,247    207,599     -
SGV Bancorp., Inc.               -           20,900       -           1,670,825
Ugly Duckling Corp.              778,735     10,748,373   128,203     -
TOTALS                         $ 5,142,532 $ 19,643,381 $ 418,491   $ 6,495,125

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $656,861,339. Net unrealized appreciation aggregated $89,269,944, of which $213,371,565 related to appreciated investment securities and $124,101,621 related to depreciated investment securities.

The fund hereby designates approximately $45,625,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

HOME FINANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 746,131,283
value  (cost $653,943,823) -
 See accompanying schedule

Receivable for investments                   1,122,003
sold

Receivable for fund shares                   312,111
sold

Dividends receivable                         1,020,966

Interest receivable                          77,051

Redemption fees receivable                   4,211

Other receivables                            7,329

 TOTAL ASSETS                                748,674,954

LIABILITIES

Payable for investments        $ 1,355,000
purchased

Payable for fund shares         6,038,322
redeemed

Accrued management fee          378,339

Other payables and accrued      463,076
expenses

 TOTAL LIABILITIES                           8,234,737

NET ASSETS                                  $ 740,440,217

Net Assets consist of:

Paid in capital                             $ 620,230,274

Undistributed net investment                 7,800,879
income

Accumulated undistributed net                20,220,842
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  92,188,222
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 17,590,183                  $ 740,440,217
shares outstanding

NET ASSET VALUE and                          $42.09
redemption price per share
($740,440,217 (divided by)
17,590,183 shares)

Maximum offering price per                   $43.39
share (100/97.00 of $42.09)

STATEMENT OF OPERATIONS
                                 YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                                $ 21,826,996
Dividends (including $418,491
received from affiliated
issuers)

Interest                                          1,839,067

 TOTAL INCOME                                     23,666,063

EXPENSES

Management fee                   $ 7,895,622

Transfer agent fees               7,065,489

Accounting fees and expenses      753,655

Non-interested trustees'          4,508
compensation

Custodian fees and expenses       63,138

Registration fees                 64,138

Audit                             41,149

Legal                             8,350

Interest                          10,024

Reports to shareholders           175,156

 Total expenses before            16,081,229
reductions

 Expense reductions               (140,681)       15,940,548

NET INVESTMENT INCOME                             7,725,515

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            22,593,970
(including realized gain
(loss)  of $7,792,207 on
sales of investments in
affiliated issuers)

 Foreign currency transactions    (10,336)        22,583,634

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (316,656,889)

 Assets and liabilities in        (231)           (316,657,120)
foreign currencies

NET GAIN (LOSS)                                   (294,073,486)

NET INCREASE (DECREASE) IN                       $ (286,347,971)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 4,255,219
charges paid to FDC

 Sales charges - Retained by                     $ 4,241,642
FDC

 Deferred sales charges                          $ 13,199
withheld   by FDC

 Exchange fees withheld by FSC                   $ 159,788

EXPENSE REDUCTIONS Directed                       119,026
brokerage arrangements

 Custodian credits                                12,536

 Transfer agent credits                           9,119

                                                 $ 140,681


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 7,725,515                   $ 8,926,749
income

 Net realized gain (loss)         22,583,634                    177,748,259

 Change in net unrealized         (316,657,120)                 165,002,991
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (286,347,971)                 351,677,999
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,223,405)                   (7,530,670)
From net investment income

 From net realized gain           (43,930,438)                  (153,895,241)

 TOTAL DISTRIBUTIONS              (46,153,843)                  (161,425,911)

Share transactions Net            655,146,906                   1,194,996,073
proceeds from sales of shares

 Reinvestment of distributions    45,331,306                    158,982,280

 Cost of shares redeemed          (1,297,847,011)               (1,054,168,696)

 NET INCREASE (DECREASE) IN       (597,368,799)                 299,809,657
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,700,582                     1,720,473

  TOTAL INCREASE (DECREASE)       (928,170,031)                 491,782,218
IN NET ASSETS

NET ASSETS

 Beginning of period              1,668,610,248                 1,176,828,030

 End of period (including        $ 740,440,217                 $ 1,668,610,248
undistributed net investment
income of $7,800,879 and
$4,200,147, respectively)

OTHER INFORMATION
Shares

 Sold                             13,208,817                    24,323,664

 Issued in reinvestment of        793,059                       3,484,445
distributions

 Redeemed                         (27,681,040)                  (22,121,347)

 Net increase (decrease)          (13,679,164)                  5,686,762





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998         1997         1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.36    $ 46.00      $ 33.30      $ 23.92    $ 25.03
period

Income from Investment
Operations

Net investment income c           .28        .33          .53          .53        .20

Net realized and unrealized       (10.16)    13.10        14.60        9.72       2.34
gain (loss)

Total from investment             (9.88)     13.43        15.13        10.25      2.54
operations

Less Distributions

 From net investment income       (.07)      (.29)        (.32)        (.19)      (.12)

From net realized gain            (1.38)     (5.84)       (2.16)       (.73)      (3.60)

Total distributions               (1.45)     (6.13)       (2.48)       (.92)      (3.72)

Redemption fees added to paid     .06        .06          .05          .05        .07
in capital

Net asset value, end of period   $ 42.09    $ 53.36      $ 46.00      $ 33.30    $ 23.92

TOTAL RETURN a,b                  (19.12)%   32.39%       47.50%       43.24%     12.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 740,440  $ 1,668,610  $ 1,176,828  $ 617,035  $ 229,924
(000 omitted)

Ratio of expenses to average      1.19%      1.21%        1.38%        1.35%      1.47%
net assets

Ratio of expenses to average      1.18% d    1.19% d      1.34% d      1.32% d    1.45% d
net assets after expense
reductions

Ratio of net investment           .57%       .67%         1.41%        1.80%      .80%
income to average net assets

Portfolio turnover rate           18%        54%          78%          81%        124%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME  PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.


INSURANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INSURANCE                9.84%        186.10%       476.22%

SELECT INSURANCE (LOAD ADJ.)    6.47%        177.44%       458.86%

S&P 500                         19.74%       194.91%       459.21%

GS Financial Services           4.74%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INSURANCE              9.84%        23.40%        19.14%

SELECT INSURANCE (LOAD ADJ.)  6.47%        22.64%        18.78%

S&P 500                       19.74%       24.15%        18.78%

GS Financial Services         4.74%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Insurance                   S&P 500
             00045                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9926.90                    10233.00
  1989/04/30      10251.04                    10764.09
  1989/05/31      10307.77                    11200.04
  1989/06/30      10534.57                    11136.20
  1989/07/31      11419.21                    12141.80
  1989/08/31      11768.20                    12379.78
  1989/09/30      11930.52                    12329.02
  1989/10/31      12320.09                    12042.99
  1989/11/30      12652.85                    12288.66
  1989/12/31      12342.05                    12583.59
  1990/01/31      11294.45                    11739.23
  1990/02/28      11613.64                    11890.67
  1990/03/31      11556.35                    12205.77
  1990/04/30      11155.31                    11900.63
  1990/05/31      12178.36                    13060.94
  1990/06/30      12211.10                    12972.12
  1990/07/31      12031.04                    12930.61
  1990/08/31      10778.83                    11761.68
  1990/09/30       9845.81                    11188.89
  1990/10/31       9452.96                    11140.78
  1990/11/30      10705.17                    11860.47
  1990/12/31      11130.76                    12191.38
  1991/01/31      11728.22                    12722.92
  1991/02/28      12914.95                    13632.61
  1991/03/31      13766.13                    13962.52
  1991/04/30      13692.47                    13996.03
  1991/05/31      14036.21                    14600.66
  1991/06/30      13163.67                    13931.95
  1991/07/31      13652.45                    14581.18
  1991/08/31      13569.60                    14926.75
  1991/09/30      13702.15                    14677.48
  1991/10/31      14116.36                    14874.16
  1991/11/30      13992.10                    14274.73
  1991/12/31      15213.56                    15907.76
  1992/01/31      15196.93                    15611.87
  1992/02/29      15604.29                    15814.83
  1992/03/31      15379.83                    15506.44
  1992/04/30      14989.10                    15962.33
  1992/05/31      15188.62                    16040.54
  1992/06/30      15506.38                    15801.54
  1992/07/31      16384.95                    16447.82
  1992/08/31      15904.90                    16110.64
  1992/09/30      16747.25                    16300.75
  1992/10/31      17462.79                    16357.80
  1992/11/30      18060.58                    16915.60
  1992/12/31      18636.79                    17123.66
  1993/01/31      19416.00                    17267.50
  1993/02/28      19782.69                    17502.34
  1993/03/31      20827.74                    17871.64
  1993/04/30      20332.14                    17439.14
  1993/05/31      19808.45                    17906.51
  1993/06/30      20019.76                    17958.44
  1993/07/31      20718.02                    17886.61
  1993/08/31      21774.59                    18564.51
  1993/09/30      21848.09                    18421.56
  1993/10/31      21214.15                    18802.89
  1993/11/30      19918.70                    18624.26
  1993/12/31      20160.62                    18849.62
  1994/01/31      20432.38                    19490.50
  1994/02/28      19536.58                    18962.31
  1994/03/31      18620.64                    18135.55
  1994/04/30      18821.95                    18367.69
  1994/05/31      19687.56                    18668.92
  1994/06/30      19576.84                    18211.53
  1994/07/31      19939.19                    18808.87
  1994/08/31      20482.71                    19580.03
  1994/09/30      20341.80                    19100.32
  1994/10/31      20090.16                    19530.08
  1994/11/30      19073.58                    18818.79
  1994/12/31      20090.16                    19097.87
  1995/01/31      20814.86                    19593.08
  1995/02/28      21448.97                    20356.63
  1995/03/31      21791.19                    20957.35
  1995/04/30      21992.51                    21574.54
  1995/05/31      22476.53                    22436.88
  1995/06/30      23182.38                    22958.09
  1995/07/31      23878.16                    23719.38
  1995/08/31      24573.93                    23778.91
  1995/09/30      25794.06                    24782.38
  1995/10/31      25017.61                    24693.91
  1995/11/30      26510.00                    25777.97
  1995/12/31      27083.48                    26274.46
  1996/01/31      27872.12                    27168.84
  1996/02/29      27778.72                    27420.69
  1996/03/31      27467.42                    27684.75
  1996/04/30      27126.73                    28092.83
  1996/05/31      27674.96                    28817.34
  1996/06/30      28170.47                    28927.14
  1996/07/31      27548.44                    27649.13
  1996/08/31      28708.15                    28232.26
  1996/09/30      30110.35                    29821.17
  1996/10/31      31691.78                    30643.63
  1996/11/30      33642.20                    32959.99
  1996/12/31      33504.01                    32307.05
  1997/01/31      34880.44                    34325.59
  1997/02/28      35634.20                    34594.71
  1997/03/31      33711.57                    33173.21
  1997/04/30      35701.13                    35153.65
  1997/05/31      38324.03                    37293.80
  1997/06/30      41130.18                    38964.57
  1997/07/31      44600.65                    42064.98
  1997/08/31      42298.46                    39708.50
  1997/09/30      45001.53                    41883.33
  1997/10/31      43810.34                    40484.43
  1997/11/30      44680.82                    42358.45
  1997/12/31      47733.48                    43085.75
  1998/01/31      47080.76                    43562.28
  1998/02/28      50888.31                    46703.99
  1998/03/31      53716.78                    49095.70
  1998/04/30      54041.37                    49589.60
  1998/05/31      53418.72                    48737.16
  1998/06/30      55779.62                    50716.86
  1998/07/31      54715.92                    50176.72
  1998/08/31      46063.59                    42922.17
  1998/09/30      49034.18                    45671.77
  1998/10/31      51096.73                    49386.71
  1998/11/30      54391.62                    52380.04
  1998/12/31      57431.95                    55398.18
  1999/01/31      56052.52                    57714.93
  1999/02/26      55886.00                  55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990312 110614 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $55,886 - a 458.86% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1999
                                 % OF FUND'S INVESTMENTS

American International Group,     6.5
Inc.

Marsh & McLennan Companies,       6.0
Inc.

AFLAC, Inc.                       6.0

Citigroup, Inc.                   4.9

Providian Financial Corp.         4.7

Allmerica Financial Corp.         4.7

Mutual Risk Management Ltd.       4.4

Ambac Financial Group, Inc.       4.3

Wellpoint Health Networks, Inc.   3.9

Enhance Financial Services        3.8
Group, Inc.

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Insurance 79.8%
Credit & Other Finance 9.6%
Medical Facilities Management 3.9%
Services 1.8%
All Others 4.9%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 4.9
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 3.9
Row: 1, Col: 4, Value: 9.6
Row: 1, Col: 5, Value: 79.8

INSURANCE PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Thomas Allen)
(photograph of Timothy Cohen)

NOTE TO SHAREHOLDERS: The following is an interview with Thomas Allen
(left), who managed Fidelity Select Insurance Portfolio for most of the period covered by this report, and with Timothy Cohen (right), who became manager of the fund on February 1, 1999.

Q. HOW DID THE FUND PERFORM, TOM?

T.A. It did pretty well relative to the financial services industry as a whole, particularly in the second half of the period. But the entire sector has been struggling just to keep pace with the broader market. For the 12 months that ended February 28, 1999, the fund returned 9.84%. This compares favorably with the total return of 4.74% for the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the relative performance of companies in the financial services sector - but it is well below the 19.74% return of the Standard and Poor's 500 Index over the same 12-month period.

Q. WHAT MAJOR FACTORS AFFECTED FUND PERFORMANCE?

T.A. Worries about financial collapse in emerging markets, combined with fears of a deep worldwide recession, had a dampening effect on the financial services industry as a whole, and insurance stocks were by no means immune from these concerns. In addition, competitive pricing pressures continued to hurt the insurance sector. However, the fund rebounded from a disappointing first half, benefiting mainly from continued consolidation activity in the industry and some quality-bias shifts in the fund's holdings.

Q. YOU MADE CHANGES TO YOUR STRATEGY THEN?

T.A. There was no fundamental change in strategy. I continued to focus on quality companies with good prospects for long-term revenue growth and solid records of managing losses. But during the early fall of 1998, as I became more concerned about pricing pressures in the property-casualty business, I began trimming the number of holdings in the fund, narrowing the portfolio in favor of fewer, higher-quality names.

Q. WAS IT THIS SUBTLE SHIFT THAT HELPED YOU BEAT THE FINANCIAL
SERVICES SECTOR AS A WHOLE?

T.A. To some degree, yes, I believe it was. As I mentioned earlier, it was not a great year for financial services stocks. The quality bias I emphasized during the year resulted in the fund owning a group of stocks that either suffered less than the industry as a whole, or benefited from better revenue growth and fewer losses.

Q. WHICH OF THE FUND'S HOLDINGS DID WELL?

T.A. Providian Financial, a credit card company spin-off of Providian Insurance Company, did especially well, based on solid revenue growth, excellent underwriting and loss management, and outstanding earnings growth. The fund also benefited from the consummation of two large acquisitions: the take-over of SunAmerica by American International Group (AIG) in the life insurance sector and, in the insurance brokerage sector, the acquisition of Sedgwick Group by Marsh & McLennan Companies.

Q. WHICH STOCKS HURT PERFORMANCE?

T.A. MBIA, a municipal bond insurer, suffered a material loss during the summer, which had a negative impact on fund performance. Similarly, Capital Re, a bond re-insurer, was affected by MBIA's difficulties and suffered its own unexpected loss during the period. The investment in PAULA Financial also was disappointing. Not long after this workers' compensation insurer launched an initial public offering, the company announced it would take a charge against earnings because of insufficient loss reserves. This event hurt the stock price and the performance of the fund. I sold the fund's positions in both PAULA Financial and Capital Re.

Q. TURNING TO YOU, TIM, HAVE YOU MADE ANY SIGNIFICANT CHANGES IN
STRATEGY SINCE TAKING OVER THE FUND IN EARLY FEBRUARY?

T.C. Tom and I have worked very closely to transition the fund. We've tended to look at things in the same way, so I haven't really made any major changes in how I intend to manage the fund going forward.

Q. WHAT IS YOUR OUTLOOK?

T.C. Like Tom, I'm somewhat cautious in my outlook, especially with the property-casualty sector, which continues to suffer from excess capital and a very tough pricing environment. I tend to look for companies with a strong franchise or a sustainable competitive advantage, which can be tough to find in the industry these days. Still, the fund now holds some specialty insurance brokers that dominate niche segments of the industry, as well as some life and bond insurance companies that have built and sustained valuable brand names in the marketplace. I believe these holdings should help the fund achieve good relative performance in the near term.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 045

TRADING SYMBOL: FSPCX

SIZE: as of February 28, 1999, more than $82 million

MANAGER: Timothy Cohen, since February 1999;
equity analyst, business and consumer services, 1996-1999; joined Fidelity in 1996

INSURANCE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.1%

                               SHARES                    VALUE (NOTE 1)

CREDIT & OTHER FINANCE - 9.6%

Citigroup, Inc.                 69,799                   $ 4,100,691

Providian Financial Corp.       38,250                    3,906,281

                                                          8,006,972

INSURANCE - 79.8%

ACE Ltd.                        74,100                    2,019,225

AFLAC, Inc.                     112,400                   4,959,650

Allmerica Financial Corp.       72,673                    3,878,921

Ambac Financial Group, Inc.     64,600                    3,617,600

American Bankers Insurance      63,800                    3,062,400
Group, Inc.

American International Group,   47,150                    5,372,151
Inc.

Blanch E.W. Holdings, Inc.      48,200                    2,675,100

CIGNA Corp.                     10,900                    855,650

CMAC Investments Corp.          57,400                    2,371,338

Enhance Financial Services      134,200                   3,178,863
Group, Inc.

Hartford Financial Services     41,100                    2,221,969
Group, Inc.

Hartford Life, Inc. Class A     26,900                    1,560,200

HIH Insurance Ltd.              23,616                    31,922

Marsh & McLennan Companies,     70,700                    5,006,444
Inc.

MBIA, Inc.                      33,100                    2,037,719

Mercury General Corp.           17,000                    592,875

MGIC Investment Corp.           3,400                     115,813

Mutual Risk Management Ltd.     99,800                    3,648,938

Nationwide Financial            27,500                    1,249,531
Services, Inc.  Class A

Philadelphia Consolidated       52,300                    1,124,450
Holding Corp. (a)

PMI Group, Inc.                 19,200                    828,000

Poe & Brown, Inc.               22,900                    742,819

Progressive Corp.               12,200                    1,567,700

Protective Life Corp.           67,000                    2,311,500

Provident Companies, Inc.       11,000                    360,250

Reinsurance Group of America,   36,700                    2,364,856
Inc.

Reliastar Financial Corp.       23,738                    1,077,112

RenaissanceRe Holdings Ltd.     34,800                    1,183,200

Terra Nova (Bermuda) Holdings   67,000                    1,599,625
Ltd. Class A

Torchmark Corp.                 41,700                    1,386,525

UICI (a)                        27,800                    639,400

UNUM Corp.                      60,900                    2,725,275

                                                          66,367,021

MEDICAL FACILITIES MANAGEMENT
- 3.9%

Wellpoint Health Networks,      41,000                    3,233,875
Inc. (a)

SERVICES - 1.8%

Service Corp. International     100,000                   1,537,500

TOTAL COMMON STOCKS                                       79,145,368
(Cost $63,839,318)

CASH EQUIVALENTS - 4.9%

                               SHARES                    VALUE (NOTE 1)

Taxable Central Cash Fund (b)   4,076,031                $ 4,076,031
(Cost $4,076,031)

TOTAL INVESTMENT IN                                      $ 83,221,399
SECURITIES - 100%
(Cost $67,915,349)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $74,970,161 and $123,193,029, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $17,412 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $68,110,427. Net unrealized appreciation aggregated $15,110,972, of which $17,419,133 related to appreciated investment securities and $2,308,161 related to depreciated investment securities.

The fund hereby designates approximately $7,184,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 12% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

INSURANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 28, 1999

ASSETS

Investment in securities, at               $ 83,221,399
value  (cost $67,915,349) -
See accompanying schedule

Receivable for fund shares                  178,524
sold

Dividends receivable                        63,039

Interest receivable                         14,116

Redemption fees receivable                  105

Other receivables                           143

 TOTAL ASSETS                               83,477,326

LIABILITIES

Payable for fund shares         $ 495,321
redeemed

Accrued management fee           41,014

Other payables and accrued       61,511
expenses

 TOTAL LIABILITIES                          597,846

NET ASSETS                                 $ 82,879,480

Net Assets consist of:

Paid in capital                            $ 56,985,255

Accumulated undistributed net               10,588,175
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 15,306,050
(depreciation) on investments

NET ASSETS, for 1,966,938                  $ 82,879,480
shares outstanding

NET ASSET VALUE and                         $42.14
redemption price per share
($82,879,480 (divided by)
1,966,938 shares)

Maximum offering price per                  $43.44
share (100/97.00 of $42.14)

STATEMENT OF OPERATIONS
                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 1,096,543
Dividends

Interest                                        235,419

 TOTAL INCOME                                   1,331,962

EXPENSES

Management fee                   $ 645,431

Transfer agent fees               650,121

Accounting fees and expenses      106,572

Non-interested trustees'          410
compensation

Custodian fees and expenses       11,411

Registration fees                 25,206

Audit                             17,939

Legal                             640

Reports to shareholders           7,812

 Total expenses before            1,465,542
reductions

 Expense reductions               (27,236)      1,438,306

NET INVESTMENT INCOME (LOSS)                    (106,344)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            13,176,110

 Foreign currency transactions    22,622        13,198,732

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (4,563,631)

 Assets and liabilities in        (53)          (4,563,684)
foreign currencies

NET GAIN (LOSS)                                 8,635,048

NET INCREASE (DECREASE) IN                     $ 8,528,704
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 351,928
charges paid to FDC

 Sales charges - Retained by                   $ 351,772
FDC

 Deferred sales charges                        $ 1,491
withheld   by FDC

 Exchange fees withheld by FSC                 $ 11,648

 Expense reductions  Directed                  $ 26,812
brokerage arrangements

  Custodian credits                             424

                                               $ 27,236


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (106,344)                   $ 25,471
income (loss)

 Net realized gain (loss)         13,198,732                    23,084,468

 Change in net unrealized         (4,563,684)                   14,487,273
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       8,528,704                     37,597,212
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (11,641,173)                  (6,676,096)
from net realized gains

Share transactions Net            64,911,861                    244,332,955
proceeds from sales of shares

 Reinvestment of distributions    11,462,296                    6,593,993

 Cost of shares redeemed          (115,658,850)                 (199,288,742)

 NET INCREASE (DECREASE) IN       (39,284,693)                  51,638,206
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  126,042                       224,405

  TOTAL INCREASE (DECREASE)       (42,271,120)                  82,783,727
IN NET ASSETS

NET ASSETS

 Beginning of period              125,150,600                   42,366,873

 End of period (including        $ 82,879,480                  $ 125,150,600
undistributed net investment
income of $0 and $27,193,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,540,455                     6,761,043

 Issued in reinvestment of        274,802                       185,836
distributions

 Redeemed                         (2,821,222)                   (5,272,969)

 Net increase (decrease)          (1,005,965)                   1,673,910





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999      1998       1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 42.10   $ 32.62    $ 26.77   $ 21.31   $ 19.41
period

Income from Investment
Operations

Net investment income (loss) C    (.04)     .01        .01       .06       .05

Net realized and unrealized       4.01      12.93      7.21      6.15      1.78
gain (loss)

Total from investment             3.97      12.94      7.22      6.21      1.83
operations

Less Distributions

 From net investment income       -         -          (.03)     (.07)     -

From net realized gain            (3.98)    (3.54)     (1.45)    (.72)     -

Total distributions               (3.98)    (3.54)     (1.48)    (.79)     -

Redemption fees added to paid     .05       .08        .11       .04       .07
in capital

Net asset value, end of period   $ 42.14   $ 42.10    $ 32.62   $ 26.77   $ 21.31

TOTAL RETURN A, B                 9.84%     42.81%     28.28%    29.51%    9.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 82,879  $ 125,151  $ 42,367  $ 38,994  $ 21,838
(000 omitted)

Ratio of expenses to average      1.33%     1.45%      1.82%     1.77%     2.36%
net assets

Ratio of expenses to average      1.31% D   1.43% D    1.77% D   1.74% D   2.34% D
net assets after expense
reductions

Ratio of net investment           (.10)%    .02%       .05%      .26%      .25%
income (loss) to average net
assets

Portfolio turnover rate           72%       157%       142%      164%      265%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


REGIONAL BANKS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,          PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT REGIONAL BANKS               3.10%        206.76%       704.00%

SELECT REGIONAL BANKS  (LOAD        -0.06%       197.48%       679.81%
ADJ.)

S&P 500                             19.74%       194.91%       459.21%

GS Financial Services               4.74%        n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT REGIONAL BANKS         3.10%        25.13%        23.18%

SELECT REGIONAL BANKS  (LOAD  -0.06%       24.36%        22.80%
ADJ.)

S&P 500                       19.74%       24.15%        18.78%

GS Financial Services         4.74%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Regional Banks              S&P 500
             00507                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10498.82                    10233.00
  1989/04/30      10774.61                    10764.09
  1989/05/31      11601.96                    11200.04
  1989/06/30      11408.98                    11136.20
  1989/07/31      12424.39                    12141.80
  1989/08/31      12730.93                    12379.78
  1989/09/30      12836.30                    12329.02
  1989/10/31      11648.47                    12042.99
  1989/11/30      11629.31                    12288.66
  1989/12/31      11381.39                    12583.59
  1990/01/31      10355.95                    11739.23
  1990/02/28      10782.37                    11890.67
  1990/03/31      10518.40                    12205.77
  1990/04/30       9919.38                    11900.63
  1990/05/31      10609.77                    13060.94
  1990/06/30      10193.50                    12972.12
  1990/07/31       9574.18                    12930.61
  1990/08/31       8680.72                    11761.68
  1990/09/30       7624.82                    11188.89
  1990/10/31       7401.46                    11140.78
  1990/11/30       8386.29                    11860.47
  1990/12/31       9028.94                    12191.38
  1991/01/31       9628.12                    12722.92
  1991/02/28      10444.23                    13632.61
  1991/03/31      11033.08                    13962.52
  1991/04/30      11776.88                    13996.03
  1991/05/31      12541.35                    14600.66
  1991/06/30      11797.54                    13931.95
  1991/07/31      12778.95                    14581.18
  1991/08/31      13698.37                    14926.75
  1991/09/30      13429.78                    14677.48
  1991/10/31      13987.63                    14874.16
  1991/11/30      13347.13                    14274.73
  1991/12/31      14969.35                    15907.76
  1992/01/31      15905.61                    15611.87
  1992/02/29      17190.25                    15814.83
  1992/03/31      16950.74                    15506.44
  1992/04/30      17941.44                    15962.33
  1992/05/31      18703.52                    16040.54
  1992/06/30      18890.14                    15801.54
  1992/07/31      18912.06                    16447.82
  1992/08/31      17904.00                    16110.64
  1992/09/30      18736.74                    16300.75
  1992/10/31      19536.61                    16357.80
  1992/11/30      21136.36                    16915.60
  1992/12/31      22232.84                    17123.66
  1993/01/31      23159.21                    17267.50
  1993/02/28      23879.72                    17502.34
  1993/03/31      24897.58                    17871.64
  1993/04/30      23615.84                    17439.14
  1993/05/31      23384.99                    17906.51
  1993/06/30      24689.29                    17958.44
  1993/07/31      24758.54                    17886.61
  1993/08/31      25104.81                    18564.51
  1993/09/30      25970.50                    18421.56
  1993/10/31      24573.86                    18802.89
  1993/11/30      23800.52                    18624.26
  1993/12/31      24716.81                    18849.62
  1994/01/31      26158.27                    19490.50
  1994/02/28      25423.40                    18962.31
  1994/03/31      24999.45                    18135.55
  1994/04/30      26324.18                    18367.69
  1994/05/31      27639.67                    18668.92
  1994/06/30      26953.33                    18211.53
  1994/07/31      27668.27                    18808.87
  1994/08/31      28383.21                    19580.03
  1994/09/30      26695.95                    19100.32
  1994/10/31      26581.56                    19530.08
  1994/11/30      24865.70                    18818.79
  1994/12/31      24770.74                    19097.87
  1995/01/31      26018.40                    19593.08
  1995/02/28      27403.01                    20356.63
  1995/03/31      27631.24                    20957.35
  1995/04/30      28315.94                    21574.54
  1995/05/31      30172.22                    22436.88
  1995/06/30      30552.60                    22958.09
  1995/07/31      31739.41                    23719.38
  1995/08/31      32926.21                    23778.91
  1995/09/30      34417.33                    24782.38
  1995/10/31      34249.96                    24693.91
  1995/11/30      36212.75                    25777.97
  1995/12/31      36355.45                    26274.46
  1996/01/31      37544.05                    27168.84
  1996/02/29      38621.72                    27420.69
  1996/03/31      39762.78                    27684.75
  1996/04/30      39423.22                    28092.83
  1996/05/31      40089.76                    28817.34
  1996/06/30      39780.87                    28927.14
  1996/07/31      39845.90                    27649.13
  1996/08/31      41861.77                    28232.26
  1996/09/30      43926.41                    29821.17
  1996/10/31      46738.87                    30643.63
  1996/11/30      50689.32                    32959.99
  1996/12/31      49402.16                    32307.05
  1997/01/31      53045.34                    34325.59
  1997/02/28      55356.06                    34594.71
  1997/03/31      51628.55                    33173.21
  1997/04/30      54428.47                    35153.65
  1997/05/31      56345.09                    37293.80
  1997/06/30      59550.75                    38964.57
  1997/07/31      65962.08                    42064.98
  1997/08/31      61959.24                    39708.50
  1997/09/30      66657.49                    41883.33
  1997/10/31      65673.74                    40484.43
  1997/11/30      68692.84                    42358.45
  1997/12/31      71908.51                    43085.75
  1998/01/31      69648.78                    43562.28
  1998/02/28      75639.70                    46703.99
  1998/03/31      79826.33                    49095.70
  1998/04/30      81170.59                    49589.60
  1998/05/31      78950.88                    48737.16
  1998/06/30      81010.77                    50716.86
  1998/07/31      81135.08                    50176.72
  1998/08/31      62294.12                    42922.17
  1998/09/30      67692.48                    45671.77
  1998/10/31      73854.41                    49386.71
  1998/11/30      76251.70                    52380.04
  1998/12/31      80427.01                    55398.18
  1999/01/31      78363.34                    57714.93
  1999/02/26      77981.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 170117 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Regional Banks Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $77,981 - a 679.81% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                               % OF FUND'S INVESTMENTS

Bank One Corp.                  10.6

Bank of New York Co., Inc.      9.3

Fleet Financial Group, Inc.     8.2

Wells Fargo & Co.               7.9

U.S. Bancorp                    7.5

Comerica, Inc.                  5.9

BankAmerica Corp.               3.7

MBNA Corp.                      3.3

Zions Bancorp                   3.0

BB&T Corp.                      2.9

TOP REGIONS AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Midwest 28.4%
Northeast 14.4%
Southeast 14.1%
West 12.8%
Multi-regional 6.2%
All Others 24.1%*
* INCLUDES SHORT-TERM INVESTMENTS

Row: 1, Col: 1, Value: 24.1
Row: 1, Col: 2, Value: 6.2
Row: 1, Col: 3, Value: 12.8
Row: 1, Col: 4, Value: 14.1
Row: 1, Col: 5, Value: 14.4
Row: 1, Col: 6, Value: 28.4

REGIONAL BANKS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christine Schaulat)

Christine Schaulat,
Portfolio Manager
of Fidelity Select
Regional Banks Portfolio

Q. HOW DID THE FUND PERFORM, CHRIS?

A. Bank stocks were hard-pressed to realize positive returns over the past year. Still, the fund managed to gain 3.10% during the 12-month period ending February 28, 1999. For the same period, the Standard & Poor's 500 Index returned 19.74%, while the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - returned 4.74%.

Q. CAN YOU RECAP FOR US THE MARKET CONDITIONS THAT INFLUENCED THE
FUND'S PERFORMANCE?

A. Sure. In the first half of 1998, market confidence was strong as the U.S. economy continued its steady growth. In the third quarter, however, Russia's loan defaults and currency devaluation caught investors off guard, and they feared a chain reaction in emerging markets. On the heels of Russia's bad news came the near-collapse of Long-Term Capital Management, a highly leveraged hedge fund. The subsequent liquidity crunch and aversion to risk resulted in depressed valuations for bank stocks in light of this uncertain environment. To address the lack of confidence and restore liquidity to the markets, the Federal Reserve Board implemented three separate 0.25% interest-rate cuts. Stocks rallied furiously in response during the fourth quarter. To illustrate, the fund returned 25.19% for the six-month period ending February 28, 1999.

Q. WHAT STRATEGY DID YOU EMPLOY TO TEMPER THE IMPACT OF THE MARKET'S UNCERTAINTY ON THE FUND?

A. Throughout the period, the fund maintained a large-cap bias for several reasons. First, at the beginning of the period, I felt many of the smaller issues were priced at a premium in anticipation of takeover bids. I anticipated a slowdown in consolidation, and large-cap valuations were quite compelling comparatively. I also felt larger issues would be better equipped to weather the market's turbulence, and, in hindsight, this decision helped the performance of the fund.

Q. BUT THERE WERE THREE SIGNIFICANT MERGERS DURING THE PERIOD,
CORRECT?

A. That's right, but those were cases where large banks merged with other large banks, and they were announced very early in the period. Banc One merged with First Chicago to form Bank One. Wells Fargo and Norwest merged, creating Wells Fargo & Co., the nation's seventh-largest bank. And BankAmerica joined forces with NationsBank, resulting in BankAmerica Corp., one of the country's largest banks.

Q. WERE THESE MERGERS A POSITIVE FOR THE FUND?

A. The jury's still out. Typically, bank mergers result in significant cost savings as they integrate their computer systems and reduce headcount. However, banks are reluctant to do so right now given their focus on testing for Y2K compliance, so the cost savings for some of these large bank mergers have been delayed. I believe these cost savings will come through and these mergers will prove to be winning combinations. One immediate impact of the banks' consolidation was that six positions in the fund became three very large positions. Combined, those three holdings represented 22% of the fund at the end of the period.

Q. WHAT SPECIFIC HOLDINGS HELPED THE FUND DURING THE PERIOD? WHICH DIDN'T PERFORM AS YOU'D HOPED?

A. Bank of New York was a big contributor to performance. This bank outperformed due to its strong securities-processing business, which has higher returns and a higher growth rate than basic banking. Zions Bancorp also performed very well, in large part due to a savvy acquisition in California. Fleet Financial had a strong year thanks to its high quality of earnings and its domestic focus. On the other hand, U.S. Bancorp was a big detractor due to a significant slowdown in revenue growth in the second half of 1998. Washington Mutual, a thrift that experienced increased mortgage prepayments as interest rates declined to very low levels, also hurt performance.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND, CHRIS?

A. As is always the case with this sector, the key risk is deterioration in credit quality. Banks are currently very well reserved - meaning their reserve-to-loan ratios are stronger than they were in the early 1990s - and credit quality remains stable. I will continue to evaluate the fund's large-cap bias in light of relative valuations and the potential for merger activity to resume after the Year 2000 issue is resolved. Going forward, I think there is a good possibility that bank stocks can perform well, given the current favorable interest-rate and economic environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

NOTE TO SHAREHOLDERS: Effective April 30, 1999, Yolanda McGettigan will become manager of Select Regional Banks Portfolio.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 507

TRADING SYMBOL: FSRBX

SIZE: as of February 28, 1999, more than $925 million

MANAGER: Christine Schaulat, since 1998;
equity analyst, regional banks securities;
since 1997; joined Fidelity in 1997

REGIONAL BANKS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.9%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 76.7%

INTERNATIONAL - 0.8%

Bank of Nova Scotia               366,000                    $ 7,561,281

MIDWEST - 28.4%

Bank One Corp.                    1,802,426                   96,880,396

Comerica, Inc.                    803,850                     53,255,063

Marshall & Ilsley Corp.           373,000                     20,888,000

National City Corp.               223,909                     15,645,641

Wells Fargo & Co.                 1,956,760                   71,910,930

                                                              258,580,030

MULTI-REGIONAL - 6.2%

BankAmerica Corp.                 511,306                     33,394,673

M&T Bank Corp.                    47,000                      22,360,250

                                                              55,754,923

NORTHEAST - 14.4%

Bank of New York Co., Inc.        2,429,696                   84,887,504

Mellon Bank Corp.                 251,000                     16,973,875

North Fork Bancorp, Inc.          292,000                     6,424,000

State Street Corp.                297,800                     22,837,538

                                                              131,122,917

SOUTHEAST - 14.1%

AmSouth Bancorp.                  345,000                     16,215,000

BB&T Corp.                        691,300                     26,182,988

CCB Financial Corp.               102,300                     5,313,206

Centura Banks, Inc.               79,500                      5,088,000

Compass Bancshares, Inc.          150,000                     5,493,750

First Tennessee National          379,400                     14,440,913
Corp.

SouthTrust Corp.                  318,400                     12,755,900

SunTrust Banks, Inc.              341,147                     23,176,674

Synovus Finanical Corp.           197,175                     4,695,230

Wachovia Corp.                    167,300                     14,230,956

                                                              127,592,617

WEST - 12.8%

First Security Corp.              230,375                     4,276,336

U.S. Bancorp                      2,097,696                   67,781,802

Westamerica Bancorp.              495,000                     16,582,500

Zions Bancorp                     427,300                     27,347,200

                                                              115,987,838

TOTAL BANKS                                                   696,599,606

CREDIT & OTHER FINANCE - 18.9%

FINANCIAL SERVICES - 3.6%

American Express Co.              183,100                     19,866,350

Citigroup, Inc.                   218,300                     12,825,125

                                                              32,691,475



                                 SHARES                      VALUE (NOTE 1)

OFFICES OF BANK HOLDING
COMPANIES - 8.2%

Fleet Financial Group, Inc.       1,730,934                  $ 74,321,979

PERSONAL CREDIT INSTITUTIONS
- 7.1%

Associates First Capital          327,400                     13,300,625
Corp. Class A

Household International, Inc.     529,800                     21,523,125

MBNA Corp.                        1,239,000                   30,045,750

                                                              64,869,500

TOTAL CREDIT & OTHER FINANCE                                  171,882,954

SAVINGS & LOANS - 1.3%

SAVINGS INSTITUTIONS,
FEDERALLY CHARTERED - 1.3%

Washington Mutual, Inc.           300,900                     12,036,000

TOTAL COMMON STOCKS                                           880,518,560
(Cost $587,387,203)

CASH EQUIVALENTS - 3.1%



Taxable Central Cash Fund (a)     28,415,353                  28,415,353
(Cost $28,415,353)

TOTAL INVESTMENT IN                                         $ 908,933,913
SECURITIES - 100%
(Cost $615,802,556)

LEGEND
(a) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $251,064,881 and $629,554,774, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,496 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $616,143,699. Net unrealized appreciation aggregated $292,790,214, of which $298,995,475 related to appreciated investment securities and $6,205,261 related to depreciated investment securities.

The fund hereby designates approximately $104,480,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

REGIONAL BANKS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 908,933,913
value  (cost $615,802,556) -
 See accompanying schedule

Receivable for investments                    21,125,000
sold

Receivable for fund shares                    504,425
sold

Dividends receivable                          1,491,484

Interest receivable                           83,183

Redemption fees receivable                    2,551

Other receivables                             2,230

 TOTAL ASSETS                                 932,142,786

LIABILITIES

Payable for fund shares         $ 5,362,194
redeemed

Accrued management fee           457,021

Other payables and accrued       495,033
expenses

 TOTAL LIABILITIES                            6,314,248

NET ASSETS                                   $ 925,828,538

Net Assets consist of:

Paid in capital                              $ 549,096,464

Undistributed net investment                  5,985,670
income

Accumulated undistributed net                 77,615,047
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   293,131,357
(depreciation) on investments

NET ASSETS, for 22,271,826                   $ 925,828,538
shares outstanding

NET ASSET VALUE and                           $41.57
redemption price per share
($925,828,538 (divided by)
22,271,826 shares)

Maximum offering price per                    $42.86
share (100/97.00 of $41.57)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 21,686,854
Dividends

Interest (including income on                   4,138,978
securities loaned of $8,290)

 TOTAL INCOME                                   25,825,832

EXPENSES

Management fee                   $ 7,314,180

Transfer agent fees               6,235,230

Accounting and security           777,255
lending fees

Non-interested trustees'          4,992
compensation

Custodian fees and expenses       27,299

Registration fees                 57,637

Audit                             47,084

Legal                             7,133

Reports to shareholders           144,554

 Total expenses before            14,615,364
reductions

 Expense reductions               (140,726)     14,474,638

NET INVESTMENT INCOME                           11,351,194

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            135,351,703

 Foreign currency transactions    140,683       135,492,386

Change in net unrealized                        (123,702,888)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 11,789,498

NET INCREASE (DECREASE) IN                     $ 23,140,692
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 3,590,683
charges paid to FDC

 Sales charges - Retained by                   $ 3,579,211
FDC

 Deferred sales charges                        $ 8,288
withheld   by FDC

 Exchange fees withheld by FSC                 $ 110,257

 Expense reductions  Directed                  $ 133,907
brokerage arrangements

  Custodian credits                             365

  Transfer agent credits                        6,454

                                               $ 140,726


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 11,351,194                  $ 11,124,320
income

 Net realized gain (loss)         135,492,386                   58,722,862

 Change in net unrealized         (123,702,888)                 242,816,882
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       23,140,692                    312,664,064
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (7,938,530)                   (7,980,022)
From net investment income

 From net realized gain           (74,512,814)                  (35,012,104)

 TOTAL DISTRIBUTIONS              (82,451,344)                  (42,992,126)

Share transactions Net            506,783,832                   1,093,335,837
proceeds from sales of shares

 Reinvestment of distributions    79,475,689                    42,239,518

 Cost of shares redeemed          (940,968,587)                 (905,908,084)

 NET INCREASE (DECREASE) IN       (354,709,066)                 229,667,271
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  952,621                       1,604,750

  TOTAL INCREASE (DECREASE)       (413,067,097)                 500,943,959
IN NET ASSETS

NET ASSETS

 Beginning of period              1,338,895,635                 837,951,676

 End of period (including        $ 925,828,538                 $ 1,338,895,635
undistributed net investment
income of $5,985,670 and
$3,805,982, respectively)

OTHER INFORMATION
Shares

 Sold                             11,696,257                    29,339,423

 Issued in reinvestment of        1,891,390                     1,067,874
distributions

 Redeemed                         (22,324,276)                  (24,927,202)

 Net increase (decrease)          (8,736,629)                   5,480,095





FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998         1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 43.18    $ 32.82      $ 24.37    $ 18.01    $ 17.99
period

Income from Investment
Operations

Net investment income C           .39        .40          .37        .52        .37

Net realized and unrealized       .91        11.41        9.70       6.78       .87
gain (loss)

Total from investment             1.30       11.81        10.07      7.30       1.24
operations

Less Distributions

 From net investment income       (.28)      (.28)        (.27)      (.25)      (.29)

From net realized gain            (2.66)     (1.23)       (1.40)     (.72)      (.98)

Total distributions               (2.94)     (1.51)       (1.67)     (.97)      (1.27)

Redemption fees added to paid     .03        .06          .05        .03        .05
in capital

Net asset value, end of period   $ 41.57    $ 43.18      $ 32.82    $ 24.37    $ 18.01

TOTAL RETURN A, B                 3.10%      36.64%       43.33%     40.94%     7.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 925,829  $ 1,338,896  $ 837,952  $ 315,178  $ 164,603
(000 omitted)

Ratio of expenses to average      1.17%      1.25%        1.46%      1.41%      1.58%
net assets

Ratio of expenses to average      1.16% D    1.24% D      1.45% D    1.40% D    1.56% D
net assets after expense
reductions

Ratio of net investment           .91%       1.07%        1.36%      2.42%      1.99%
income to average net assets

Portfolio turnover rate           22%        25%          43%        103%       106%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME  PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.



BIOTECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT BIOTECHNOLOGY          27.13%       107.57%       604.66%

SELECT BIOTECHNOLOGY (LOAD    23.25%       101.27%       583.45%
ADJ.)

S&P 500                       19.74%       194.91%       459.21%

GS Health Care                23.88%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT BIOTECHNOLOGY         27.13%       15.73%        21.56%

SELECT BIOTECHNOLOGY  (LOAD  23.25%       15.01%        21.19%
ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Health Care               23.88%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Biotechnology               S&P 500
             00042                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10414.83                    10233.00
  1989/04/30      10767.72                    10764.09
  1989/05/31      11256.34                    11200.04
  1989/06/30      10966.79                    11136.20
  1989/07/31      11980.22                    12141.80
  1989/08/31      12432.65                    12379.78
  1989/09/30      12957.46                    12329.02
  1989/10/31      13002.71                    12042.99
  1989/11/30      13409.89                    12288.66
  1989/12/31      13153.98                    12583.59
  1990/01/31      12169.73                    11739.23
  1990/02/28      13319.55                    11890.67
  1990/03/31      13880.67                    12205.77
  1990/04/30      14055.44                    11900.63
  1990/05/31      16033.14                    13060.94
  1990/06/30      17152.78                    12972.12
  1990/07/31      17199.29                    12930.61
  1990/08/31      16669.08                    11761.68
  1990/09/30      16297.00                    11188.89
  1990/10/31      16436.53                    11140.78
  1990/11/30      18427.15                    11860.47
  1990/12/31      18987.47                    12191.38
  1991/01/31      21168.07                    12722.92
  1991/02/28      24167.60                    13632.61
  1991/03/31      26662.44                    13962.52
  1991/04/30      25500.72                    13996.03
  1991/05/31      27119.51                    14600.66
  1991/06/30      25679.63                    13931.95
  1991/07/31      27991.40                    14581.18
  1991/08/31      29952.90                    14926.75
  1991/09/30      31504.09                    14677.48
  1991/10/31      34606.46                    14874.16
  1991/11/30      32294.69                    14274.73
  1991/12/31      37793.63                    15907.76
  1992/01/31      37036.10                    15611.87
  1992/02/29      34192.76                    15814.83
  1992/03/31      31598.46                    15506.44
  1992/04/30      28651.35                    15962.33
  1992/05/31      30706.03                    16040.54
  1992/06/30      30167.08                    15801.54
  1992/07/31      31744.07                    16447.82
  1992/08/31      29758.65                    16110.64
  1992/09/30      29656.54                    16300.75
  1992/10/31      31108.74                    16357.80
  1992/11/30      34171.96                    16915.60
  1992/12/31      33884.55                    17123.66
  1993/01/31      32143.21                    17267.50
  1993/02/28      26954.98                    17502.34
  1993/03/31      27360.49                    17871.64
  1993/04/30      28064.18                    17439.14
  1993/05/31      29877.09                    17906.51
  1993/06/30      30055.99                    17958.44
  1993/07/31      29066.05                    17886.61
  1993/08/31      30163.33                    18564.51
  1993/09/30      31403.74                    18421.56
  1993/10/31      33741.43                    18802.89
  1993/11/30      33479.03                    18624.26
  1993/12/31      34123.09                    18849.62
  1994/01/31      35291.93                    19490.50
  1994/02/28      32930.39                    18962.31
  1994/03/31      29602.76                    18135.55
  1994/04/30      29066.05                    18367.69
  1994/05/31      28577.04                    18668.92
  1994/06/30      27443.98                    18211.53
  1994/07/31      27515.54                    18808.87
  1994/08/31      30091.77                    19580.03
  1994/09/30      29996.36                    19100.32
  1994/10/31      28970.63                    19530.08
  1994/11/30      28433.92                    18818.79
  1994/12/31      27921.06                    19097.87
  1995/01/31      29173.39                    19593.08
  1995/02/28      30175.26                    20356.63
  1995/03/31      30664.27                    20957.35
  1995/04/30      31618.42                    21574.54
  1995/05/31      31904.67                    22436.88
  1995/06/30      33061.59                    22958.09
  1995/07/31      34540.53                    23719.38
  1995/08/31      35924.06                    23778.91
  1995/09/30      37534.21                    24782.38
  1995/10/31      37236.03                    24693.91
  1995/11/30      38476.44                    25777.97
  1995/12/31      41630.35                    26274.46
  1996/01/31      44092.56                    27168.84
  1996/02/29      43745.94                    27420.69
  1996/03/31      43052.70                    27684.75
  1996/04/30      43982.24                    28092.83
  1996/05/31      44495.51                    28817.34
  1996/06/30      41806.96                    28927.14
  1996/07/31      38739.57                    27649.13
  1996/08/31      40523.79                    28232.26
  1996/09/30      42894.60                    29821.17
  1996/10/31      41403.68                    30643.63
  1996/11/30      41648.09                    32959.99
  1996/12/31      43965.21                    32307.05
  1997/01/31      45980.22                    34325.59
  1997/02/28      46304.79                    34594.71
  1997/03/31      41530.96                    33173.21
  1997/04/30      39709.44                    35153.65
  1997/05/31      44757.60                    37293.80
  1997/06/30      45929.99                    38964.57
  1997/07/31      46205.85                    42064.98
  1997/08/31      46523.08                    39708.50
  1997/09/30      52647.08                    41883.33
  1997/10/31      50729.88                    40484.43
  1997/11/30      49833.35                    42358.45
  1997/12/31      50680.19                    43085.75
  1998/01/31      51100.71                    43562.28
  1998/02/28      53763.99                    46703.99
  1998/03/31      55960.03                    49095.70
  1998/04/30      53739.54                    49589.60
  1998/05/31      51904.70                    48737.16
  1998/06/30      51954.29                    50716.86
  1998/07/31      52797.33                    50176.72
  1998/08/31      44647.96                    42922.17
  1998/09/30      52119.59                    45671.77
  1998/10/31      55623.98                    49386.71
  1998/11/30      57855.55                    52380.04
  1998/12/31      65740.44                    55398.18
  1999/01/31      69575.44                    57714.93
  1999/02/26      68345.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 154002 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $68,345 - a 583.45% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                           % OF FUND'S INVESTMENTS

Amgen, Inc.                 7.7

Biogen, Inc.                7.7

Genentech, Inc. (special)   6.2

Sepracor, Inc.              6.0

Merck & Co., Inc.           5.9

Medimmune, Inc.             5.6

Genzyme Corp. (General      5.0
Division)

Schering-Plough Corp.       4.6

Forest Laboratories, Inc.   4.3

Chiron Corp.                4.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Drugs & Pharmaceuticals 86.4%
Medical Equipment & Supplies 1.7%
Electronic Instruments 1.4%
Computer Services & Software 0.2%
All Others 10.3%*

Row: 1, Col: 1, Value: 10.3
Row: 1, Col: 2, Value: 1.2
Row: 1, Col: 3, Value: 2.4
Row: 1, Col: 4, Value: 2.7
Row: 1, Col: 5, Value: 83.40000000000001

* INCLUDES SHORT-TERM INVESTMENTS

BIOTECHNOLOGY PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Rajiv Kaul)

Rajiv Kaul,
Portfolio Manager
of Fidelity Select
Biotechnology Portfolio

Q. HOW DID THE FUND PERFORM, RAJIV?

A. For the 12 months that ended February 28, 1999, the fund posted a total return of 27.13%. During the same period, the Standard & Poor's 500 Index returned 19.74%. The fund also compares its performance to the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned 23.88% during the same period.

Q. WHAT PRIMARY FACTORS CONTRIBUTED TO THE STRONG PERFORMANCE OF
BIOTECHNOLOGY STOCKS?

A. Following a difficult period of global market instability and disappointing results during the summer and early fall of 1998, the biotechnology sector and the broader market staged an enthusiastic comeback during the last half of the period. During this six-month stock market rally, the fund posted an impressive return of 53.09%. Beyond the strong performance of the market, the fund's overweighted positions in the biotechnology and pharmaceutical sectors, along with significant holdings in companies such as Amgen, Biogen, Genentech, Sepracor and Medimmune, contributed considerably to performance. Profitable product pipelines, strong fundamental business outlooks and robust sales during the period buoyed the stock prices of these companies.

Q. YOU MENTIONED AMGEN, BIOGEN, MEDIMMUNE AND A FEW OTHER NAMES AS MAJOR CONTRIBUTORS TO FUND PERFORMANCE. WHY DID THESE STOCKS PERFORM SO WELL?

A. Amgen, maker of Epogen, one of the world's best-selling anemia drugs, was one of the fund's best performers; its stock soared nearly 100% during the 12-month period. The share price responded favorably after the company was awarded all rights to a new version of Epogen following an arbitration battle with Johnson & Johnson. Biogen also boosted total return as investors reacted positively to the company's solid business outlook and the absence of any serious competitive threats. Medimmune shares appreciated considerably as its new product launches were successful and its lead products turned in solid sales results.

Q. DID ANY OTHER MARKET FACTORS ADD TO THIS NOTABLE PERFORMANCE?

A. One of the primary reasons for the bullish performance is an aging population with accelerating demand for biotechnology and health care products. Along with increasing demand, many companies are developing a wide range of innovative, effective and safe biotechnological products, services and processes. This favorable business environment translated into strong stock performance.

Q. YOU SIGNIFICANTLY INCREASED THE FUND'S EXPOSURE TO LARGE-CAP
BIOTECHNOLOGY STOCKS DURING THE PERIOD. WHAT WAS YOUR RATIONALE FOR THIS DECISION, AND HOW DID THIS STRATEGY WORK OUT?

A. I liked the earnings growth potential I saw in new product launches offered by the larger-cap biotechnology companies. In addition, the lead products for many of these companies had encouraging outlooks and, subsequently, produced record sales results. This strategy worked out very well for the fund. As I mentioned, these stocks were the key contributors to the fund's outperformance of the indexes.

Q. WERE THERE ANY DETRACTORS FROM FUND PERFORMANCE?

A. While the fund was underweighted in HMOs and health care service providers, such as MedPartners and Beverly Enterprises, these stocks still detracted from the fund's total return. The market continued to push stock prices lower in this sector amid uncertainty about the group's profitability and concerns about rising medical costs. Medical device maker Cytyc also hurt performance. Its shares stumbled late in the period due to concerns about future earnings growth.

Q. WHAT'S YOUR OUTLOOK, RAJIV?

A. I'm comfortable with the portfolio's asset allocation and feel that the fund's holdings have strong long-term business fundamentals and healthy outlooks. The companies in the fund have historically reliable earnings growth, profitable product pipelines and their competitors have high barriers to entry. As a result, I think these companies should hold up well relative to the rest of the biotechnology sector, regardless of which direction the market heads in the short term. Similar to what I mentioned in the report six months ago, I will continue to focus on larger-cap biotechnology companies with established market dominance and predictable earnings strength. I believe these types of holdings offer reduced downside risk in this environment of high market valuations.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 042

TRADING SYMBOL: FBIOX

SIZE: as of February 28, 1999, more than $741 million

MANAGER: Rajiv Kaul, since 1998; equity
research associate, health care industry,
1996-1998; joined Fidelity in 1996

BIOTECHNOLOGY PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.7%

                                 SHARES                      VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.2%

Affymetrix, Inc. (a)              40,000                     $ 1,550,000

DRUGS & PHARMACEUTICALS - 86.4%

Alkermes, Inc. (a)                563,200                     15,804,800

Allergan, Inc.                    125,000                     10,187,500

Alliance Pharmaceutical Corp.     737,500                     1,843,750
(a)

Alpharma, Inc. Class A            190,000                     7,196,250

ALZA Corp. Class A (a)            20,000                      1,048,750

Amgen, Inc. (a)                   487,600                     60,889,045

Andrx Corp. (a)                   156,700                     10,636,013

Anesta Corp. (a)                  113,700                     2,252,681

Aviron (a)                        200,000                     4,287,500

AXYS Pharmaceuticals, Inc. (a)    703,900                     3,255,538

Biochem Pharma, Inc.              1,031,300                   25,307,136

Biogen, Inc. (a)                  633,200                     60,866,350

Cellegy Pharmaceuticals, Inc.     578,600                     2,025,100
(a)(c)

Centocor, Inc. (a)                324,200                     13,474,563

Chiron Corp. (a)                  1,565,900                   32,981,769

Creative Biomolecules, Inc.       325,500                     874,781
(a)

CV Therapeutics, Inc. (a)(c)      787,000                     4,820,375

Cytyc Corp. (a)                   99,000                      1,794,375

Elan Corp. PLC sponsored ADR      30,000                      2,300,625
(a)

Forest Laboratories, Inc. (a)     684,800                     33,854,800

GelTex Pharmaceuticals, Inc.      50,000                      859,375
(a)

Genentech, Inc. (special) (a)     606,600                     48,414,263

Genzyme Corp. (General            872,000                     39,240,000
Division)

Gilead Sciences, Inc. (a)         418,700                     17,271,375

ICN Pharmaceuticals, Inc.         1,500                       32,813

IDEC Pharmaceuticals Corp. (a)    408,500                     17,693,156

Immunex Corp. (a)                 186,950                     26,453,425

Inhale Therapeutic Systems,       69,700                      1,916,750
Inc. (a)

Invitrogen Corp. (a)              30,000                      450,000

LeukoSite, Inc. (a)               440,000                     5,060,000

Ligand Pharmaceuticals, Inc.      400,000                     3,925,000
Class B (a)

Lilly (Eli) & Co.                 165,000                     15,623,438

Magainin Pharmaceuticals,         230,000                     934,375
Inc. (a)

Medimmune, Inc. (a)               798,300                     43,906,500

Merck & Co., Inc.                 566,600                     46,319,550

Mylan Laboratories, Inc.          30,000                      819,375

NeXstar Pharmeceuticals, Inc.     246,100                     3,399,256
(a)

NPS Pharmaceuticals, Inc. (a)     345,000                     2,544,375

Pfizer, Inc.                      30,000                      3,958,125

QLT PhotoTherapeutics, Inc.       161,900                     6,302,912
(a)

Roberts Pharmaceutical Corp.      16,700                      377,838
(a)

Schering-Plough Corp.             640,600                     35,833,563

Scios, Inc. (a)                   290,000                     2,682,500

Sepracor, Inc. (a)                378,900                     47,267,775

Sequus Pharmaceuticals, Inc.      64,000                      1,308,000
(a)

Serologicals Corp. (a)            50,000                      893,750

ViroPharma, Inc. (a)              357,700                     2,973,381



                                 SHARES                      VALUE (NOTE 1)

Warner-Lambert Co.                35,000                     $ 2,417,188

Zonagen, Inc. (a)                 175,000                     4,834,375

                                                              679,414,134

ELECTRICAL EQUIPMENT - 0.0%

American Satellite Network        5,000                       -
(ASN) warrants 6/30/99 (a)

ELECTRONIC INSTRUMENTS - 1.4%

Perkin-Elmer Corp.                112,270                     10,637,583

MEDICAL EQUIPMENT & SUPPLIES
- 1.7%

Cardinal Health, Inc.             68,804                      4,966,789

Cygnus, Inc. (a)                  64,800                      372,600

Medtronic, Inc.                   65,000                      4,590,625

Osteotech, Inc. (a)               70,500                      3,815,813

                                                              13,745,827

TOTAL COMMON STOCKS                                            705,347,544
(Cost $519,908,322)

CASH EQUIVALENTS - 10.3%



Taxable Central Cash Fund (b)     80,825,501                  80,825,501
(Cost $80,825,501)

TOTAL INVESTMENT IN                                           $ 786,173,045
SECURITIES - 100%
(Cost $600,733,823)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $499,721,864 and $473,490,492, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $31,302 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $36,161,622. The fund received cash collateral of $36,293,300.

Transactions during the period with companies which are or were affiliates are as follows:

                               PURCHASES   SALES       DIVIDEND  VALUE
AFFILIATE                      COST        COST        INCOME
Alkermes, Inc.                 $ -         $ -         $ -       $ -
CV Therapeutics, Inc.          791,700     170,625     -         4,820,375
Cellegy Pharmaceuticals, Inc.  315,038     225,000     -         2,025,100
Magainin Pharmaceuticals, Inc. 249,257     2,714,380   -         -
ViroPharma, Inc.               -           771,075     -         -
TOTALS                         $ 1,355,995 $ 3,881,080 $ -       $ 6,845,475

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $601,690,691. Net unrealized appreciation aggregated $184,482,354, of which $216,700,973 related to appreciated investment securities and $32,218,619 related to depreciated investment securities.

The fund hereby designates approximately $24,934,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 11% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

BIOTECHNOLOGY PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                          FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 786,173,045
value  (cost $600,733,823) -
 See accompanying schedule

Cash                                          126,800

Receivable for investments                    2,284,720
sold

Receivable for fund shares                    1,345,985
sold

Dividends receivable                          70,886

Interest receivable                           263,683

Redemption fees receivable                    1,210

Other receivables                             36,520

 TOTAL ASSETS                                 790,302,849

LIABILITIES

Payable for investments        $ 10,416,729
purchased

Payable for fund shares         1,255,129
redeemed

Accrued management fee          364,555

Other payables and accrued      443,613
expenses

Collateral on securities        36,293,300
loaned,  at value

 TOTAL LIABILITIES                            48,773,326

NET ASSETS                                   $ 741,529,523

Net Assets consist of:

Paid in capital                              $ 553,672,039

Accumulated undistributed net                 2,417,617
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   185,439,867
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 17,933,954                   $ 741,529,523
shares outstanding

NET ASSET VALUE and                           $41.35
redemption price per share
($741,529,523 (divided by)
17,933,954 shares)

Maximum offering price per                    $42.63
share (100/97.00 of $41.35)

STATEMENT OF OPERATIONS
                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 1,104,719
Dividends

Interest (including income on                   2,056,527
securities loaned of
$309,832)

 TOTAL INCOME                                   3,161,246

EXPENSES

Management fee                   $ 3,390,377

Transfer agent fees               3,550,214

Accounting and security           536,521
lending fees

Non-interested trustees'          3,422
compensation

Custodian fees and expenses       22,172

Registration fees                 62,626

Audit                             18,459

Legal                             3,487

Reports to shareholders           91,367

 Total expenses before            7,678,645
reductions

 Expense reductions               (189,856)     7,488,789

NET INVESTMENT INCOME (LOSS)                    (4,327,543)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,588,579
(including   realized loss
of   $1,989,327 on sales of
 investments in affiliated
issuers)

 Foreign currency transactions    (3,194)       2,585,385

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            152,854,489

 Assets and liabilities in        645           152,855,134
foreign currencies

NET GAIN (LOSS)                                 155,440,519

NET INCREASE (DECREASE) IN                     $ 151,112,976
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 1,182,620
charges paid to FDC

 Sales charges - Retained by                   $ 1,176,547
FDC

 Deferred sales charges                        $ 23,624
withheld   by FDC

 Exchange fees withheld by FSC                 $ 33,195

 Expense reductions  Directed                  $ 178,555
brokerage arrangements

  Custodian credits                             4,105

  Transfer agent credits                        7,196

                                               $ 189,856

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (4,327,543)                 $ (4,649,288)
income (loss)

 Net realized gain (loss)         2,585,385                     136,618,693

 Change in net unrealized         152,855,134                   (59,882,024)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       151,112,976                   72,087,381
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (33,971,527)                  (74,816,933)
from net realized gain

Share transactions Net            320,529,357                   370,670,921
proceeds from sales of shares

 Reinvestment of distributions    33,062,818                    72,734,215

 Cost of shares redeemed          (309,253,094)                 (536,988,307)

 NET INCREASE (DECREASE) IN       44,339,081                    (93,583,171)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  507,092                       952,260

  TOTAL INCREASE (DECREASE)       161,987,622                   (95,360,463)
IN NET ASSETS

NET ASSETS

 Beginning of period              579,541,901                   674,902,364

 End of period                    741,529,523                   579,541,901

OTHER INFORMATION
Shares

 Sold                             9,105,791                     10,542,169

 Issued in reinvestment of        970,436                       2,304,448
distributions

 Redeemed                         (8,928,498)                   (15,772,857)

 Net increase (decrease)          1,147,729                     (2,926,240)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 F       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 34.52    $ 34.24    $ 36.60    $ 25.30      $ 27.61
period

Income from Investment
Operations

Net investment income (loss) C    (.26)      (.27)      (.20)      .11          (.06)

Net realized and unrealized       9.15       5.20       1.89       11.21        (2.26)
gain (loss)

Total from investment             8.89       4.93       1.69       11.32        (2.32)
operations

Less Distributions

 From net investment income       -          -          (.03)      (.07)        -

From net realized gain            (2.09)     (4.71)     (4.06)     -            -

Total distributions               (2.09)     (4.71)     (4.09)     (.07)        -

Redemption fees added to paid     .03        .06        .04        .05          .01
in capital

Net asset value, end of period   $ 41.35    $ 34.52    $ 34.24    $ 36.60      $ 25.30

TOTAL RETURN A, B                 27.13%     16.11%     5.85%      44.97%       (8.37)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 741,530  $ 579,542  $ 674,902  $ 1,096,864  $ 448,197
(000 omitted)

Ratio of expenses to average      1.34%      1.49%      1.57%      1.44% D      1.59%
net assets

Ratio of expenses to average      1.30% E    1.47% E    1.56% E    1.43% E      1.59%
net assets after expense
reductions

Ratio of net investment           (.75)%     (.81)%     (.59)%     .35%         (.27)%
income (loss) to average net
assets

Portfolio turnover rate           86%        162%       41%        67%          77%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR AGREED TO
REIMBURSE A PORTION OF THE
FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. F FOR
THE YEAR ENDED FEBRUARY 29.


HEALTH CARE PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT HEALTH CARE                27.20%       283.18%       899.13%

SELECT HEALTH CARE (LOAD ADJ.)    23.31%       271.61%       869.08%

S&P 500                           19.74%       194.91%       459.21%

GS Health Care                    23.88%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT HEALTH CARE              27.20%       30.82%        25.88%

SELECT HEALTH CARE (LOAD ADJ.)  23.31%       30.02%        25.50%

S&P 500                         19.74%       24.15%        18.78%

GS Health Care                  23.88%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Health Care                 S&P 500
             00063                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10211.52                    10233.00
  1989/04/30      10769.06                    10764.09
  1989/05/31      11104.66                    11200.04
  1989/06/30      10854.35                    11136.20
  1989/07/31      12198.85                    12141.80
  1989/08/31      12493.98                    12379.78
  1989/09/30      12584.16                    12329.02
  1989/10/31      12491.25                    12042.99
  1989/11/30      13029.59                    12288.66
  1989/12/31      13161.94                    12583.59
  1990/01/31      12406.75                    11739.23
  1990/02/28      12276.73                    11890.67
  1990/03/31      12766.36                    12205.77
  1990/04/30      12766.36                    11900.63
  1990/05/31      14522.95                    13060.94
  1990/06/30      15017.78                    12972.12
  1990/07/31      15225.12                    12930.61
  1990/08/31      14542.62                    11761.68
  1990/09/30      14104.91                    11188.89
  1990/10/31      14427.44                    11140.78
  1990/11/30      15962.33                    11860.47
  1990/12/31      16362.45                    12191.38
  1991/01/31      17977.69                    12722.92
  1991/02/28      20198.26                    13632.61
  1991/03/31      21998.81                    13962.52
  1991/04/30      21615.85                    13996.03
  1991/05/31      22789.45                    14600.66
  1991/06/30      21761.82                    13931.95
  1991/07/31      23687.41                    14581.18
  1991/08/31      24871.12                    14926.75
  1991/09/30      25372.30                    14677.48
  1991/10/31      27044.00                    14874.16
  1991/11/30      25566.84                    14274.73
  1991/12/31      30056.59                    15907.76
  1992/01/31      29070.44                    15611.87
  1992/02/29      27801.04                    15814.83
  1992/03/31      26105.00                    15506.44
  1992/04/30      24625.77                    15962.33
  1992/05/31      25132.84                    16040.54
  1992/06/30      24164.12                    15801.54
  1992/07/31      25617.74                    16447.82
  1992/08/31      24926.80                    16110.64
  1992/09/30      23201.33                    16300.75
  1992/10/31      23914.92                    16357.80
  1992/11/30      25225.07                    16915.60
  1992/12/31      24816.46                    17123.66
  1993/01/31      23483.65                    17267.50
  1993/02/28      20977.67                    17502.34
  1993/03/31      21556.28                    17871.64
  1993/04/30      21548.30                    17439.14
  1993/05/31      22410.23                    17906.51
  1993/06/30      22330.42                    17958.44
  1993/07/31      21604.16                    17886.61
  1993/08/31      22374.32                    18564.51
  1993/09/30      23072.64                    18421.56
  1993/10/31      24788.52                    18802.89
  1993/11/30      24704.72                    18624.26
  1993/12/31      25416.18                    18849.62
  1994/01/31      25919.55                    19490.50
  1994/02/28      25292.34                    18962.31
  1994/03/31      23642.40                    18135.55
  1994/04/30      24590.88                    18367.69
  1994/05/31      25979.72                    18668.92
  1994/06/30      25567.47                    18211.53
  1994/07/31      26079.78                    18808.87
  1994/08/31      29501.85                    19580.03
  1994/09/30      29713.98                    19100.32
  1994/10/31      30126.23                    19530.08
  1994/11/30      30778.62                    18818.79
  1994/12/31      30870.14                    19097.87
  1995/01/31      32505.21                    19593.08
  1995/02/28      33194.12                    20356.63
  1995/03/31      34096.68                    20957.35
  1995/04/30      34571.94                    21574.54
  1995/05/31      34905.04                    22436.88
  1995/06/30      36671.33                    22958.09
  1995/07/31      38770.72                    23719.38
  1995/08/31      39099.43                    23778.91
  1995/09/30      41290.86                    24782.38
  1995/10/31      41391.66                    24693.91
  1995/11/30      43136.04                    25777.97
  1995/12/31      45028.70                    26274.46
  1996/01/31      46639.34                    27168.84
  1996/02/29      46367.05                    27420.69
  1996/03/31      46528.58                    27684.75
  1996/04/30      46333.79                    28092.83
  1996/05/31      47174.32                    28817.34
  1996/06/30      47207.75                    28927.14
  1996/07/31      45364.33                    27649.13
  1996/08/31      46902.10                    28232.26
  1996/09/30      50130.47                    29821.17
  1996/10/31      49146.68                    30643.63
  1996/11/30      51787.64                    32959.99
  1996/12/31      51989.79                    32307.05
  1997/01/31      55128.80                    34325.59
  1997/02/28      55831.80                    34594.71
  1997/03/31      52769.09                    33173.21
  1997/04/30      55402.63                    35153.65
  1997/05/31      59622.17                    37293.80
  1997/06/30      64057.65                    38964.57
  1997/07/31      66450.47                    42064.98
  1997/08/31      61822.40                    39708.50
  1997/09/30      65656.76                    41883.33
  1997/10/31      65633.41                    40484.43
  1997/11/30      67471.80                    42358.45
  1997/12/31      68182.81                    43085.75
  1998/01/31      73088.87                    43562.28
  1998/02/28      76194.47                    46703.99
  1998/03/31      78905.19                    49095.70
  1998/04/30      80400.60                    49589.60
  1998/05/31      79918.66                    48737.16
  1998/06/30      84669.17                    50716.86
  1998/07/31      84923.90                    50176.72
  1998/08/31      76104.49                    42922.17
  1998/09/30      84930.79                    45671.77
  1998/10/31      87450.62                    49386.71
  1998/11/30      91182.18                    52380.04
  1998/12/31      96331.12                    55398.18
  1999/01/31      97415.79                    57714.93
  1999/02/26      96908.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 162407 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $96,908 - an 869.08% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                          % OF FUND'S INVESTMENTS

Lilly (Eli) & Co.          10.2

Merck & Co., Inc.          10.0

Warner-Lambert Co.         8.0

Schering-Plough Corp.      7.0

Johnson & Johnson          5.4

Medtronic, Inc.            4.7

Bristol-Myers Squibb Co.   4.5

Pfizer, Inc.               4.2

Abbott Laboratories        4.1

Amgen, Inc.                3.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Drugs & Pharmaceuticals 62.0%
Medical Equipment & Supplies 24.0%
Medical Facilities Management 3.7%
Drug Stores 2.1%
Computer Services & Software 1.2%
All Others 7.0%*

Row: 1, Col: 1, Value: 7.0
Row: 1, Col: 2, Value: 1.2
Row: 1, Col: 3, Value: 2.1
Row: 1, Col: 4, Value: 3.7
Row: 1, Col: 5, Value: 24.0
Row: 1, Col: 6, Value: 62.0

* INCLUDES SHORT-TERM INVESTMENTS

HEALTH CARE PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Beso Sikharulidze)

Beso Sikharulidze,
Portfolio Manager
of Fidelity Select
Health Care Portfolio

Q. HOW DID THE FUND PERFORM, BESO?

A. For the 12 months that ended February 28, 1999, the fund returned 27.20%. During the same time period, the Standard & Poor's 500 Index returned 19.74%. Fund performance also compared favorably to the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned 23.88% over the same 12-month period.

Q. WHAT WERE THE MAIN FACTORS CONTRIBUTING TO THE FUND'S STRONG
PERFORMANCE?

A. Drug stocks posted solid gains during most of the period due to strong product pipelines, increased merger activity and robust domestic sales. During periods of market weakness, I took the opportunity to increase the fund's asset weightings in pharmaceuticals and medical equipment. My strategy of overweighting these sectors relative to the Goldman Sachs index worked out well. While the fund was overweighted in pharmaceutical stocks relative to the benchmark indexes, total return received the biggest boost from a number of top holdings, such as Eli Lilly, Warner-Lambert and Schering-Plough. Performance also was helped by the fund's underweighted position relative to the Goldman Sachs benchmark in HMOs and hospitals, which continued to struggle during the period.

Q. YOU MENTIONED ELI LILLY, WARNER-LAMBERT AND SCHERING-PLOUGH AS
MAJOR CONTRIBUTORS TO THE FUND'S PERFORMANCE.
WHAT WERE THE STORIES THERE?

A. These stocks performed very well. But first, I would like to talk about a stock you didn't ask about - Amgen. While it was not as large of a holding as the others you asked about, it provided a significant boost to total return. I liked Amgen because it had some very successful products and, at one point, traded at a significant discount to other health care companies. The stock soared after an arbitration panel gave the company all rights to a new version of Epogen, a popular anemia drug. Concerning the other stocks you mentioned, Eli Lilly rallied as the company kept generic drug companies at bay by developing a new version of its blockbuster anti-depressant drug, Prozac. Warner-Lambert shares appreciated as the company reported increased earnings driven by the continued success of its cholesterol treatment, Lipitor. Schering-Plough's stock continued to benefit from upward earnings estimates and strong sales of its major product, Claritin.

Q. WHAT WAS YOUR RATIONALE BEHIND THE DECISION TO SIGNIFICANTLY
INCREASE THE FUND'S HOLDINGS IN PHARMACEUTICAL
AND MEDICAL EQUIPMENT COMPANIES?

A. Similar to what I mentioned in the semiannual report six months ago, I did not foresee any major changes in the market's favorable growth outlook for these companies. As a result, I continued to take a positive long-term view about their prospects. The major factors for this bullish outlook were an aging population with increasing demand for health care products and an increasing supply of innovative, effective and safe new drugs. Most importantly, these companies produced strong corporate earnings combined with a favorable business outlook.

Q. WHAT STOCKS HURT TOTAL RETURN?

A. Monsanto, a diversified chemicals company, hurt fund performance when its proposed merger with American Home Products fell apart. While the fund was underweighted in HMOs and health care service providers, such as Medpartners and Foundation Health Systems, this sector continued to detract from the fund's total return as investors remained uncertain about the groups' profitability outlook and rising medical costs.

Q. WHAT'S YOUR OUTLOOK, BESO?

A. I still see a strong business cycle ahead for pharmaceutical companies, especially those drug companies with dominant market presence and a strong pipeline of profitable products. I will continue to focus on the pharmaceutical companies because I believe they have the best prospects for long-term, sustainable market growth. I also like some of the companies that stand to benefit from the strong pharmaceutical sector. For example, medical research and development (R&D) companies could benefit from the robust R&D cycle and the growing popularity of outsourcing drug research and development.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 063

TRADING SYMBOL: FSPHX

SIZE: as of February 28, 1999, more than $3.1 billion

MANAGER: Beso Sikharulidze, since 1997;
manager, Fidelity Advisor Health Care Fund, since 1997; Fidelity Select Transportation
Portfolio, 1993-1994; security analyst,
appliance, trucking and shipping industries,
1992-1993; joined Fidelity in 1992

HEALTH CARE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.0%

                                 SHARES                         VALUE (NOTE 1)

AGRICULTURE - 0.4%

Pioneer Hi-Bred                   500,000                       $ 11,718,750
International, Inc.

COMPUTER SERVICES & SOFTWARE
- 1.2%

IMS Health, Inc.                  800,000                        28,400,000

Medical Manager Corp. (a)         54,900                         1,537,200

Shared Medical Systems Corp.      175,400                        8,945,400

                                                                 38,882,600

DRUG STORES - 2.1%

CVS Corp.                         107,154                        5,679,162

Walgreen Co.                      1,920,500                      61,456,000

                                                                 67,135,162

DRUGS & PHARMACEUTICALS - 62.0%

Allergan, Inc.                    126,180                        10,283,670

American Home Products Corp.      1,324,600                      78,813,700

Amgen, Inc. (a)                   909,800                        113,611,275

Biogen, Inc. (a)                  256,300                        24,636,838

Bristol-Myers Squibb Co.          1,114,300                      140,332,156

Centocor, Inc. (a)                8,500                          353,281

Chiron Corp. (a)                  321,800                        6,777,913

Elan Corp. PLC sponsored ADR      297,020                        22,777,721
(a)

Forest Laboratories, Inc. (a)     680,000                        33,617,500

Genentech, Inc. (special) (a)     397,400                        31,717,488

Genzyme Corp.:

(General Division)                477,600                        21,492,000

(Molecular Oncology) (a)          27,315                         104,138

Glaxo Wellcome PLC sponsored      572,500                        36,675,781
ADR

Immunex Corp. (a)                 72,500                         10,258,750

Lilly (Eli) & Co.                 3,406,812                      322,582,508

Medimmune, Inc. (a)               172,800                        9,504,000

Merck & Co., Inc.                 3,864,800                      315,947,400

Novartis AG (Reg.)                14,501                         25,474,459

PAREXEL International Corp.       195,300                        4,064,681
(a)

Pfizer, Inc.                      991,400                        130,802,838

Pharmacia & Upjohn, Inc.          232,000                        12,644,000

QLT PhotoTherapeutics, Inc.       66,400                         2,585,011
(a)

Quintiles Transnational Corp.     294,700                        12,708,938
(a)

Rhone-Poulenc SA sponsored        152,300                        7,005,800
ADR Class A

Roche Holding AG                  2,350                          29,801,313
participation certificates

Schering-Plough Corp.             3,939,800                      220,382,563

Sepracor, Inc. (a)                70,100                         8,744,975

SmithKline Beecham PLC            500,900                        35,626,513
sponsored ADR

Takeda Chemical Industries        448,000                        15,353,549
Ltd.

Warner-Lambert Co.                3,664,200                      253,058,813

Watson Pharmaceuticals, Inc.      252,800                        12,213,400
(a)



                                 SHARES                         VALUE (NOTE 1)

XOMA Ltd. (a)                     1,476                         $ 4,133

Zonagen, Inc. (a)                 259,100                        7,157,638

                                                                 1,957,114,743

ELECTRONIC INSTRUMENTS - 1.0%

Perkin-Elmer Corp.                119,900                        11,360,525

Waters Corp. (a)                  213,200                        19,840,925

                                                                 31,201,450

INSURANCE - 0.5%

Aetna, Inc.                       900                            66,656

CIGNA Corp.                       211,800                        16,626,300

                                                                 16,692,956

MEDICAL EQUIPMENT & SUPPLIES
- 24.0%

Abbott Laboratories               2,779,800                      129,086,963

AmeriSource Health Corp.          383,000                        28,581,375
Class A (a)

Bausch & Lomb, Inc.               124,300                        7,496,844

Baxter International, Inc.        1,307,800                      92,036,425

Becton, Dickinson & Co.           1,481,200                      49,620,200

Biomet, Inc.                      50,700                         1,860,056

Boston Scientific Corp. (a)       742,536                        19,677,204

Cardinal Health, Inc.             863,805                        62,355,923

Guidant Corp.                     728,720                        41,537,040

Johnson & Johnson                 2,003,900                      171,082,963

Mallinckrodt, Inc.                7,200                          222,750

Medtronic, Inc.                   2,101,886                      148,445,699

Omnicare, Inc.                    9,200                          220,225

Sybron International, Inc. (a)    239,700                        5,887,631

                                                                 758,111,298

MEDICAL FACILITIES MANAGEMENT
- 3.7%

Concentra Managed Care, Inc.      277,200                        2,945,250
(a)

Foundation Health Systems,        232,100                        1,856,800
Inc.  Class A (a)

Health Management Associates,     955,500                        12,361,781
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             713,200                        8,290,950

Humana, Inc. (a)                  260,600                        4,560,500

Lincare Holdings, Inc. (a)        764,400                        27,231,750

PacifiCare Health Systems,        8,800                          635,800
Inc.  Class B (a)

Tenet Healthcare Corp. (a)        52,800                         1,039,500

Total Renal Care Holdings,        622,300                        5,522,913
Inc. (a)

Trigon Healthcare, Inc. (a)       100,000                        3,506,250

United HealthCare Corp.           347,300                        17,126,231

Universal Health Services,        300,000                        12,187,500
Inc. Class B (a)

Wellpoint Health Networks,        229,800                        18,125,475
Inc. (a)

                                                                 115,390,700

COMMON STOCKS - CONTINUED

                                 SHARES                         VALUE (NOTE 1)

SERVICES - 0.1%

Medpartners, Inc. (a)             326,000                       $ 1,935,625

TOTAL COMMON STOCKS                                             2,998,183,284
(Cost $2,066,944,764)

CASH EQUIVALENTS - 5.0%



Taxable Central Cash Fund (b)     157,479,759                    157,479,759
(Cost $157,479,759)

TOTAL INVESTMENT IN                                              $ 3,155,663,043
SECURITIES - 100%
(Cost $2,224,424,523)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,023,455,625 and $1,543,188,343, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $244,159 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $13,395,137. The fund received cash collateral of $13,304,800.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $2,224,754,689. Net unrealized appreciation aggregated $930,908,354, of which $973,074,201 related to appreciated investment securities and $42,165,847 related to depreciated investment securities.

The fund hereby designates approximately $103,283,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 65% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

HEALTH CARE PORTFOLIO

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                          FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 3,155,663,043
value  (cost $2,224,424,523)
-  See accompanying schedule

Receivable for investments                   2,545,052
sold

Receivable for fund shares                   6,544,577
sold

Dividends receivable                         2,805,069

Interest receivable                          807,435

Redemption fees receivable                   5,071

Other receivables                            181,348

 TOTAL ASSETS                                3,168,551,595

LIABILITIES

Payable for fund shares        $ 6,553,547
redeemed

Accrued management fee          1,513,897

Other payables and accrued      1,354,795
expenses

Collateral on securities        13,304,800
loaned,  at value

 TOTAL LIABILITIES                           22,727,039

NET ASSETS                                  $ 3,145,824,556

Net Assets consist of:

Paid in capital                             $ 2,136,274,229

Undistributed net investment                 1,027,364
income

Accumulated undistributed net                77,281,651
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  931,241,312
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 22,861,395                  $ 3,145,824,556
shares outstanding

NET ASSET VALUE and                          $137.60
redemption price per share
($3,145,824,556 (divided by)
22,861,395 shares)

Maximum offering price per                   $141.86
share (100/97.00 of $137.60)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 19,172,514
Dividends

Interest (including income on                   10,666,331
securities loaned of
$356,115)

 TOTAL INCOME                                   29,838,845

EXPENSES

Management fee                   $ 14,851,440

Transfer agent fees               10,618,207

Accounting and security           978,835
lending fees

Non-interested trustees'          13,557
compensation

Custodian fees and expenses       77,520

Registration fees                 149,900

Audit                             69,969

Legal                             14,375

Reports to shareholders           193,559

 Total expenses before            26,967,362
reductions

 Expense reductions               (606,172)     26,361,190

NET INVESTMENT INCOME                           3,477,655

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            141,328,826

 Foreign currency transactions    (312,020)     141,016,806

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            456,692,226

 Assets and liabilities in        2,848         456,695,074
foreign currencies

NET GAIN (LOSS)                                 597,711,880

NET INCREASE (DECREASE) IN                     $ 601,189,535
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 10,991,959
charges paid to FDC

 Sales charges - Retained by                   $ 10,970,853
FDC

 Deferred sales charges                        $ 58,978
withheld   by FDC

 Exchange fees withheld by FSC                 $ 79,358

 Expense reductions  Directed                  $ 590,859
brokerage arrangements

  Custodian credits                             5,771

  Transfer agent credits                        9,542

                                               $ 606,172

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 3,477,655                   $ 4,973,301
income

 Net realized gain (loss)         141,016,806                   304,829,057

 Change in net unrealized         456,695,074                   201,089,915
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       601,189,535                   510,892,273
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (3,782,810)                   (3,399,542)
From net investment income

 From net realized gain           (121,803,514)                 (285,151,308)

 TOTAL DISTRIBUTIONS              (125,586,324)                 (288,550,850)

Share transactions Net            1,715,677,379                 1,156,162,920
proceeds from sales of shares

 Reinvestment of distributions    121,790,160                   281,663,060

 Cost of shares redeemed          (1,393,295,000)               (810,127,873)

 NET INCREASE (DECREASE) IN       444,172,539                   627,698,107
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  2,029,623                     1,425,211

  TOTAL INCREASE (DECREASE)       921,805,373                   851,464,741
IN NET ASSETS

NET ASSETS

 Beginning of period              2,224,019,183                 1,372,554,442

 End of period (including        $ 3,145,824,556               $ 2,224,019,183
undistributed net investment
income of $1,027,364 and
$2,734,330, respectively)

OTHER INFORMATION
Shares

 Sold                             13,702,070                    10,761,631

 Issued in reinvestment of        985,706                       2,916,990
distributions

 Redeemed                         (11,362,310)                  (7,540,216)

 Net increase (decrease)          3,325,466                     6,138,405




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999         1998         1997         1996 E       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 113.84     $ 102.45     $ 100.47     $ 76.13      $ 63.31
period

Income from Investment
Operations

Net investment income C           .17          .33          .52          .95          .75

Net realized and unrealized       29.85        31.94        18.01        28.85        18.38
gain (loss)

Total from investment             30.02        32.27        18.53        29.80        19.13
operations

Less Distributions

 From net investment income       (.19)        (.25)        (.65)        (.59)        (.62)

From net realized gain            (6.17)       (20.73)      (15.95)      (4.92)       (5.74)

Total distributions               (6.36)       (20.98)      (16.60)      (5.51)       (6.36)

Redemption fees added to paid     .10          .10          .05          .05          .05
in capital

Net asset value, end of period   $ 137.60     $ 113.84     $ 102.45     $ 100.47     $ 76.13

TOTAL RETURN A, B                 27.20%       36.47%       20.41%       39.68%       31.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,145,825  $ 2,224,019  $ 1,372,554  $ 1,525,910  $ 943,141
(000 omitted)

Ratio of expenses to average      1.07%        1.20%        1.33%        1.31%        1.39%
net assets

Ratio of expenses to average      1.05% D      1.18% D      1.32% D      1.30% D      1.36% D
net assets after expense
reductions

Ratio of net investment           .14%         .31%         .52%         1.06%        1.08%
income to average net assets

Portfolio turnover rate           66%          79%          59%          54%          151%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.

MEDICAL DELIVERY PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT MEDICAL DELIVERY          -29.47%      52.56%        335.43%

SELECT MEDICAL DELIVERY (LOAD    -31.66%      47.91%        322.30%
ADJ.)

S&P 500                          19.74%       194.91%       459.21%

GS Health Care                   23.88%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT MEDICAL DELIVERY     -29.47%      8.81%         15.85%

SELECT MEDICAL DELIVERY     -31.66%      8.14%         15.49%
(LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Health Care              23.88%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Medical Delivery            S&P 500
             00505                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10232.72                    10233.00
  1989/04/30      10931.92                    10764.09
  1989/05/31      11497.94                    11200.04
  1989/06/30      11364.27                    11136.20
  1989/07/31      12654.15                    12141.80
  1989/08/31      13243.49                    12379.78
  1989/09/30      13610.44                    12329.02
  1989/10/31      13154.53                    12042.99
  1989/11/30      13766.11                    12288.66
  1989/12/31      13766.92                    12583.59
  1990/01/31      11740.02                    11739.23
  1990/02/28      12036.09                    11890.67
  1990/03/31      12594.05                    12205.77
  1990/04/30      12719.31                    11900.63
  1990/05/31      14518.46                    13060.94
  1990/06/30      15213.07                    12972.12
  1990/07/31      15270.00                    12930.61
  1990/08/31      14051.59                    11761.68
  1990/09/30      13117.85                    11188.89
  1990/10/31      12958.44                    11140.78
  1990/11/30      14757.59                    11860.47
  1990/12/31      16005.68                    12191.38
  1991/01/31      18585.35                    12722.92
  1991/02/28      19734.47                    13632.61
  1991/03/31      22665.92                    13962.52
  1991/04/30      21985.82                    13996.03
  1991/05/31      23803.32                    14600.66
  1991/06/30      21798.00                    13931.95
  1991/07/31      23985.14                    14581.18
  1991/08/31      24266.16                    14926.75
  1991/09/30      24486.10                    14677.48
  1991/10/31      25023.72                    14874.16
  1991/11/30      24327.26                    14274.73
  1991/12/31      28462.11                    15907.76
  1992/01/31      28487.12                    15611.87
  1992/02/29      27386.65                    15814.83
  1992/03/31      25573.38                    15506.44
  1992/04/30      24560.45                    15962.33
  1992/05/31      24310.34                    16040.54
  1992/06/30      23030.21                    15801.54
  1992/07/31      24340.76                    16447.82
  1992/08/31      24313.46                    16110.64
  1992/09/30      21460.28                    16300.75
  1992/10/31      22525.10                    16357.80
  1992/11/30      24736.66                    16915.60
  1992/12/31      24709.36                    17123.66
  1993/01/31      23453.41                    17267.50
  1993/02/28      19740.18                    17502.34
  1993/03/31      20177.03                    17871.64
  1993/04/30      19931.31                    17439.14
  1993/05/31      20545.63                    17906.51
  1993/06/30      20750.40                    17958.44
  1993/07/31      21269.16                    17886.61
  1993/08/31      21200.90                    18564.51
  1993/09/30      22948.30                    18421.56
  1993/10/31      24026.78                    18802.89
  1993/11/30      24422.67                    18624.26
  1993/12/31      26074.52                    18849.62
  1994/01/31      27535.23                    19490.50
  1994/02/28      27685.40                    18962.31
  1994/03/31      26306.59                    18135.55
  1994/04/30      27152.99                    18367.69
  1994/05/31      28067.65                    18668.92
  1994/06/30      26333.90                    18211.53
  1994/07/31      27507.93                    18808.87
  1994/08/31      30292.85                    19580.03
  1994/09/30      31371.33                    19100.32
  1994/10/31      32395.20                    19530.08
  1994/11/30      31002.74                    18818.79
  1994/12/31      31247.72                    19097.87
  1995/01/31      32619.36                    19593.08
  1995/02/28      33119.44                    20356.63
  1995/03/31      35219.77                    20957.35
  1995/04/30      34075.12                    21574.54
  1995/05/31      32957.43                    22436.88
  1995/06/30      33487.62                    22958.09
  1995/07/31      36869.34                    23719.38
  1995/08/31      37041.29                    23778.91
  1995/09/30      37815.07                    24782.38
  1995/10/31      37170.25                    24693.91
  1995/11/30      40279.71                    25777.97
  1995/12/31      41304.12                    26274.46
  1996/01/31      43525.59                    27168.84
  1996/02/29      44429.50                    27420.69
  1996/03/31      44858.48                    27684.75
  1996/04/30      45369.25                    28092.83
  1996/05/31      45273.43                    28817.34
  1996/06/30      44203.48                    28927.14
  1996/07/31      39412.64                    27649.13
  1996/08/31      43053.68                    28232.26
  1996/09/30      46135.78                    29821.17
  1996/10/31      42654.44                    30643.63
  1996/11/30      45065.83                    32959.99
  1996/12/31      45849.53                    32307.05
  1997/01/31      48018.79                    34325.59
  1997/02/28      49094.75                    34594.71
  1997/03/31      45988.36                    33173.21
  1997/04/30      47036.80                    35153.65
  1997/05/31      51398.33                    37293.80
  1997/06/30      51755.52                    38964.57
  1997/07/31      55083.07                    42064.98
  1997/08/31      53184.30                    39708.50
  1997/09/30      54763.47                    41883.33
  1997/10/31      52958.70                    40484.43
  1997/11/30      54218.28                    42358.45
  1997/12/31      55082.88                    43085.75
  1998/01/31      53475.86                    43562.28
  1998/02/28      59882.81                    46703.99
  1998/03/31      62293.35                    49095.70
  1998/04/30      63842.57                    49589.60
  1998/05/31      60831.96                    48737.16
  1998/06/30      61628.89                    50716.86
  1998/07/31      56869.47                    50176.72
  1998/08/31      43985.85                    42922.17
  1998/09/30      45446.88                    45671.77
  1998/10/31      48546.03                    49386.71
  1998/11/30      50405.53                    52380.04
  1998/12/31      51689.46                    55398.18
  1999/01/31      44317.90                    57714.93
  1999/02/26      42230.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 163817 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $42,230 - a 322.30% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Lincare Holdings, Inc.            14.6

Health Management Associates,     10.5
Inc. Class A

Wellpoint Health Networks, Inc.   9.1

Universal Health Services,        5.5
Inc. Class B

PacifiCare Health Systems,        5.5
Inc. Class B

Tenet Healthcare Corp.            4.8

HEALTHSOUTH Corp.                 4.8

Humana, Inc.                      3.9

Columbia/HCA Healthcare Corp.     3.0

Quorum Health Group, Inc.         2.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Medical Facilities Management 77.1%
Drugs & Pharmaceuticals 8.8%
Medical Equipment & Supplies 6.6%
Insurance 2.9%
Computer Services & Software 0.6%
All Others 4.0%*

Row: 1, Col: 1, Value: 4.0
Row: 1, Col: 2, Value: 1.6
Row: 1, Col: 3, Value: 2.9
Row: 1, Col: 4, Value: 6.6
Row: 1, Col: 5, Value: 8.800000000000001
Row: 1, Col: 6, Value: 76.09999999999999

* INCLUDES SHORT-TERM INVESTMENTS

MEDICAL DELIVERY PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of John Porter)

John Porter,
Portfolio Manager
of Fidelity Select
Medical Delivery Portfolio

Q. HOW DID THE FUND PERFORM, JOHN?

A. For the 12 months that ended February 28, 1999, the fund returned -29.47%. By comparison, the Standard & Poor's 500 Index and the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - returned 19.74% and 23.88%, respectively.

Q. WHY DID THE FUND LAG THE GOLDMAN SACHS INDEX BY SUCH A WIDE MARGIN?

A. The fund's return obviously was disappointing as conditions across all health care services continued to be very challenging. HMOs were not able to find a solution to spiraling costs - particularly in the pharmaceuticals area - or to pass those costs on to patients, making their stocks unattractive to investors. The government's overhaul of Medicare was probably the biggest negative factor affecting hospitals and long-term care providers. Changes in the federal budget for 1998, which reduced Medicare reimbursement, severely affected the revenues of hospitals, long-term care facilities and the home health care sector. Physician practice managers also struggled to create an attractive long-term business model. Meanwhile, investors continued to gravitate to pharmaceutical stocks - a significant part of the Goldman Sachs index - where growth has been healthy and demand strong.

Q. WHAT DID YOU DO TO TRY TO ALLEVIATE THE SITUATION?

A. While the fund could not avoid being affected by the changes in Medicare, I looked for opportunities to offset the negative trends within the industry. For example, while the rising cost of prescription drugs has hurt managed-care companies, pharmaceutical stocks have performed well, so I increased the fund's investments in that area, holding Eli Lilly, Merck, Pfizer and Bristol-Myers Squibb. I've since sold Pfizer from the fund's portfolio to take profits for the fund. I also bought stocks of companies that don't depend as much on Medicare, and therefore shouldn't be as severely affected by the changes. Examples include small hospitals that focus more on basic medical services that are in less danger of being cut by Medicare. In addition, I shifted the fund's HMO holdings to those companies with little Medicare exposure.

Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD?

A. Wellpoint Health Networks did well, reflecting its success in controlling costs and in increasing its membership. Drug makers Eli Lilly, Merck, Pfizer and Bristol-Myers Squibb benefited from the pharmaceutical industry's strong growth and rising prices. An aging population demanding a wider range of more effective drugs helped boost the industry. Lincare, a respiratory care company, performed well as it continued to expand its market share through acquisitions and did a good job managing its internal cost structure. Cardinal Health, the country's second-largest hospital and pharmacy drug distributor, performed well, reflecting increased demand and its acquisition activities. Cardinal successfully employed its own extensive sales and distribution system for efficient, cost-effective product delivery.

Q. WHICH STOCKS WERE DISAPPOINTMENTS?

A. HEALTHSOUTH, United HealthCare and Columbia/HCA were all disappointing stocks for the fund. Each experienced earnings shortfalls at various times during the year. Foundation Health Systems, a managed-care company, was hurt by rising costs and slow membership growth, particularly on the Medicare side of its business. Quorum Health Group, another managed-care company, was subject to a government probe. Quorum also had disappointing performance in some of its newly acquired hospitals, and its stock suffered as a result.

Q. WHAT'S YOUR OUTLOOK, JOHN?

A. Although I'm still cautious, the outlook for HMOs appears to be improving, as recent data on pricing trends in 1999 look more positive. It also appears that there is some movement by the federal government to make the Medicare HMO formula more attractive. Though hospital business trends became bleaker in late 1998 and early 1999 as patient volumes slowed when this winter's cases of flu and other upper respiratory diseases declined, the overall picture looks better for hospitals. First, the changes in 1999 Medicare reimbursement have not been nearly as onerous as they were in 1998. Second, the recent slowdown in business trends was a cyclical event that should return to normal. The silver lining is that there may now exist some good buying opportunities. I'll try to find the companies with attractive relative valuations that are likely to do well, should business trends improve.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 505

TRADING SYMBOL: FSHCX

SIZE: as of February 28, 1999, more than $76 million

MANAGER: John Porter, since 1998; manager,
Fidelity Select Software and Computer
Services Portfolio, since 1997; Fidelity Select
Multimedia Portfolio, 1996-1997; joined
Fidelity in 1995

MEDICAL DELIVERY PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 96.4%

                                 SHARES                    VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.6%

Shared Medical Systems Corp.      8,900                    $ 453,900

DRUGS & PHARMACEUTICALS - 8.8%

Bristol-Myers Squibb Co.          5,100                     642,281

Lilly (Eli) & Co.                 22,500                    2,130,469

Merck & Co., Inc.                 19,000                    1,553,250

Schering-Plough Corp.             7,500                     419,531

Warner-Lambert Co.                26,200                    1,809,438

                                                            6,554,969

INSURANCE - 2.9%

CIGNA Corp.                       27,700                    2,174,450

MEDICAL EQUIPMENT & SUPPLIES
- 6.6%

Abbott Laboratories               10,600                    492,238

Baxter International, Inc.        7,000                     492,625

Boston Scientific Corp. (a)       9,500                     251,750

Cardinal Health, Inc.             15,850                    1,144,172

Guidant Corp.                     8,200                     467,400

Johnson & Johnson                 6,000                     512,250

McKesson HBOC, Inc.               1,744                     118,592

Medtronic, Inc.                   10,200                    720,375

Omnicare, Inc.                    20,000                    478,750

St. Jude Medical, Inc. (a)        9,250                     232,406

                                                            4,910,558

MEDICAL FACILITIES MANAGEMENT
- 77.1%

Carematrix Corp. (a)              8,000                     177,000

Columbia/HCA Healthcare Corp.     124,723                   2,229,424

Coram Healthcare Corp.            9,740                     0
warrants 7/11/99 (a)

Foundation Health Systems,        128,870                   1,030,960
Inc.  Class A (a)

HCR Manor Care, Inc. (a)          58,800                    1,315,650

Health Management Associates,     607,717                   7,862,339
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             307,700                   3,577,013

Humana, Inc. (a)                  167,800                   2,936,500

Lincare Holdings, Inc. (a)        306,100                   10,904,809

NovaCare, Inc. (a)                40,000                    85,000

Oxford Health Plans, Inc. (a)     21,100                    399,581

PacifiCare Health Systems,
Inc.:

Class A (a)                       4,500                     296,438

Class B (a)                       56,800                    4,103,800

Pediatrix Medical Group (a)       13,400                    413,725

Phycor, Inc. (a)                  7,900                     42,956

Physician Reliance Network,       48,300                    437,719
Inc. (a)

Quorum Health Group, Inc. (a)     236,400                   2,186,700

Renal Care Group, Inc. (a)        60,850                    1,205,591

Sierra Health Services, Inc.      20,600                    296,125
(a)

Tenet Healthcare Corp. (a)        183,100                   3,604,781

Total Renal Care Holdings,        96,066                    852,586
Inc. (a)

Trigon Healthcare, Inc. (a)       19,300                    676,706



                                 SHARES                    VALUE (NOTE 1)

United HealthCare Corp.           41,700                   $ 2,056,331

Universal Health Services,        101,900                   4,139,688
Inc. Class B (a)

Wellpoint Health Networks,        86,300                    6,806,913
Inc. (a)

                                                            57,638,335

SERVICES - 0.4%

Magellan Health Services,         23,600                    160,775
Inc. (a)

Medpartners, Inc. (a)             24,800                    147,250

                                                            308,025

TOTAL COMMON STOCKS                                         72,040,237
(Cost $72,651,789)

CASH EQUIVALENTS - 3.6%



Taxable Central Cash Fund (b)     2,705,792                 2,705,792
(Cost $2,705,792)

TOTAL INVESTMENT IN                                         $ 74,746,029
SECURITIES - 100%
(Cost $75,357,581)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $91,251,954 and $106,080,592, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $23,772 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $76,541,184. Net unrealized depreciation aggregated $1,795,155, of which $11,240,396 related to appreciated investment securities and $13,035,551 related to depreciated investment securities.

The fund hereby designates approximately $6,804,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At February 28, 1999, the fund had a capital loss carryforward of approximately $10,988,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $18,134,000 of losses recognized during the period November 1, 1998 to February 28,1999.

A total of 66% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

MEDICAL DELIVERY PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                          FEBRUARY 28, 1999

ASSETS

Investment in securities, at               $ 74,746,029
value  (cost $75,357,581) -
See accompanying schedule

Receivable for investments                  2,890,910
sold

Receivable for fund shares                  45,593
sold

Dividends receivable                        16,250

Interest receivable                         16,589

Redemption fees receivable                  277

Other receivables                           37,310

 TOTAL ASSETS                               77,752,958

LIABILITIES

Payable for fund shares         $ 791,042
redeemed

Accrued management fee           42,231

Other payables and accrued       77,405
expenses

 TOTAL LIABILITIES                          910,678

NET ASSETS                                 $ 76,842,280

Net Assets consist of:

Paid in capital                            $ 107,722,467

Accumulated undistributed net               (30,268,635)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (611,552)
(depreciation) on investments

NET ASSETS, for 4,028,359                  $ 76,842,280
shares outstanding

NET ASSET VALUE and                         $19.08
redemption price per share
($76,842,280 (divided by)
4,028,359 shares)

Maximum offering price per                  $19.67
share (100/97.00 of $19.08)

STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                            $ 184,483
Dividends

 Special dividend from                        748,113
Vencor, Inc.

Interest (including income on                 814,106
securities loaned of $27,838)

 TOTAL INCOME                                 1,746,702

EXPENSES

Management fee                   $ 909,497

Transfer agent fees               1,031,055

Accounting and security           153,468
lending fees

Non-interested trustees'          197
compensation

Custodian fees and expenses       10,198

Registration fees                 38,310

Audit                             13,275

Legal                             1,627

Reports to shareholders           24,315

 Total expenses before            2,181,942
reductions

 Expense reductions               (45,006)    2,136,936

NET INVESTMENT INCOME (LOSS)                  (390,234)

REALIZED AND UNREALIZED GAIN                  (29,445,200)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                      (24,558,768)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               (54,003,968)

NET INCREASE (DECREASE) IN                   $ (54,394,202)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 324,894
charges paid to FDC

 Sales charges - Retained by                 $ 324,831
FDC

 Deferred sales charges                      $ 6,973
withheld   by FDC

 Exchange fees withheld by FSC               $ 19,297

 Expense reductions  Directed                $ 41,000
brokerage arrangements

  Custodian credits                           649

  Transfer agent credits                      3,357

                                             $ 45,006

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (390,234)                   $ (1,403,143)
income (loss)

 Net realized gain (loss)         (29,445,200)                  30,147,880

 Change in net unrealized         (24,558,768)                  (1,649,494)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (54,394,202)                  27,095,243
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (7,388,637)                   (27,697,433)
 From net realized gain

 In excess of net realized        (824,351)                     -
gain

 TOTAL DISTRIBUTIONS              (8,212,988)                   (27,697,433)

Share transactions Net            162,156,332                   114,716,005
proceeds from sales of shares

 Reinvestment of distributions    8,097,680                     27,235,291

 Cost of shares redeemed          (186,595,554)                 (178,502,092)

 NET INCREASE (DECREASE) IN       (16,341,542)                  (36,550,796)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  248,569                       310,663

  TOTAL INCREASE (DECREASE)       (78,700,163)                  (36,842,323)
IN NET ASSETS

NET ASSETS

 Beginning of period              155,542,443                   192,384,766

 End of period                   $ 76,842,280                  $ 155,542,443

OTHER INFORMATION
Shares

 Sold                             6,115,538                     4,089,783

 Issued in reinvestment of        283,433                       1,085,517
distributions

 Redeemed                         (7,863,246)                   (6,483,186)

 Net increase (decrease)          (1,464,275)                   (1,307,886)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.32    $ 28.29    $ 29.00    $ 23.18    $ 20.28
period

Income from Investment
Operations

Net investment income (loss) C    (.06) F    (.24)      (.23)      (.03)      .06

Net realized and unrealized       (7.88)     5.45       2.92       7.72       3.74
gain (loss)

Total from investment             (7.94)     5.21       2.69       7.69       3.80
operations

Less Distributions

 From net investment income       -          -          -          -          (.06)

From net realized gain            (1.21)     (5.23)     (3.45)     (1.91)     (.89)

In excess of net realized gain    (.13)      -          -          -          -

Total distributions               (1.34)     (5.23)     (3.45)     (1.91)     (.95)

Redemption fees added to paid     .04        .05        .05        .04        .05
in capital

Net asset value, end of period   $ 19.08    $ 28.32    $ 28.29    $ 29.00    $ 23.18

TOTAL RETURN A, B                 (29.47)%   21.97%     10.50%     34.15%     19.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 76,842   $ 155,542  $ 192,385  $ 295,489  $ 299,570
(000 omitted)

Ratio of expenses to average      1.40%      1.57%      1.57%      1.65%      1.48%
net assets

Ratio of expenses to average      1.37% d    1.53% d    1.53% d    1.62% d    1.45% d
net assets after expense
reductions

Ratio of net investment           (.25)%     (.88)%     (.84)%     (.13)%     .29%
income (loss) to average net
assets

Portfolio turnover rate           67%        109%       78%        132%       123%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.
F NET INVESTMENT INCOME
(LOSS)  PER SHARE REFLECTS A
SPECIAL DIVIDEND FROM
VENCOR, INC., WHICH AMOUNTED
TO $.12 PER SHARE.


MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED FEBRUARY 28, 1999       LIFE OF FUND

SELECT MEDICAL EQUIPMENT AND         21.00%
SYSTEMS

SELECT MEDICAL EQUIPMENT AND         17.30%
SYSTEMS (LOAD ADJ.)

S&P 500                              15.54%

GS Health Care                       19.32%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case the period since the fund started on April 28, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND

             Medical Equipment/Systems   S&P 500
             00354                       SP001
  1998/04/28       9700.00                    10000.00
  1998/04/30       9961.90                    10246.17
  1998/05/31       9816.40                    10070.04
  1998/06/30      10340.20                    10479.08
  1998/07/31      10543.90                    10367.48
  1998/08/31       9185.90                     8868.55
  1998/09/30       9874.60                     9436.67
  1998/10/31      10349.90                    10204.25
  1998/11/30      11067.70                    10822.73
  1998/12/31      11882.50                    11446.33
  1999/01/31      11872.80                    11925.02
  1999/02/26      11730.00                    11554.39
IMATRL PRASUN   SHR__CHT 19990228 19990315 135209 R00000000000014

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $11,730 - a 17.30% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $11,554 - a 15.54% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                            % OF FUND'S INVESTMENTS

Baxter International, Inc.   7.2

Becton, Dickinson & Co.      6.7

Medtronic, Inc.              6.6

Guidant Corp.                6.1

Abbott Laboratories          5.9

Johnson & Johnson            5.7

Biomet, Inc.                 5.0

Boston Scientific Corp.      4.5

Bausch & Lomb, Inc.          4.1

Allergan, Inc.               3.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Medical Equipment & Supplies 70.4%
Drugs & Pharmaceuticals 10.3%
Electronic Instruments 5.7%
Industrial Machinery & Equipment 1.0%
Household Products 0.4%
All Others 12.2%*

Row: 1, Col: 1, Value: 12.2
Row: 1, Col: 2, Value: 1.4
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 5.7
Row: 1, Col: 5, Value: 10.3
Row: 1, Col: 6, Value: 68.40000000000001

* INCLUDES SHORT-TERM INVESTMENTS

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Kerry Nelson)

Kerry Nelson, Portfolio Manager of Fidelity
Select Medical Equipment and Systems Portfolio

Q. HOW DID THE FUND PERFORM, KERRY?

A. The fund did well on both an absolute and a relative basis. From its inception on April 28, 1998, through February 28, 1999, the fund returned 21.00%, compared to 15.54% for the Standard and Poor's 500 Index and 19.32% for the Goldman Sachs Health Care Index, an index of 93 stocks designed to measure the performance of companies in the health care sector.

Q. WHAT ENABLED THE FUND TO BEAT BOTH OF ITS BENCHMARKS?

A. Medical device stocks performed well during the period due to major, profitable product launches at many of the larger companies, leading to faster earnings growth than that experienced by the typical S&P 500 company. Superior earnings growth, combined with increased industry consolidation and generally favorable business prospects, contributed to the fund's strong performance. In addition, the fund's overweighted position in large-cap cardiology stocks, which tend to offer higher quality, faster growth and greater product diversification than many of the smaller companies within the sector, helped the fund outperform its benchmarks.

Q. WHAT SHIFTS IN STRATEGY DID YOU MAKE DURING THE PERIOD?

A. I increased the fund's exposure to the large-cap, diversified cardiology companies I mentioned earlier, and sold more of the small-cap, single-product companies. Because earnings for S&P 500 companies were slowing, I focused on medical device companies that seemed capable of generating consistent revenue and earnings growth. Medical device companies with diversified product portfolios tend to have more consistent results than many of the smaller companies, which tend to be more dependent on their ability to gain regulatory approval for and successfully market a single product. As the year progressed, investors became increasingly willing to pay higher premiums for companies with solid growth prospects. In addition, I raised the fund's weighting in orthopedic stocks. That decision was driven by an improvement in the industry's basic business prospects following a wave of consolidation that I believed would lead to more stable pricing. Consolidation and the improved fundamental outlook boded well for the prices of orthopedic shares.

Q. WHAT STOCKS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE DURING
THE PERIOD?

A. Guidant, one of the fund's core holdings, was also one of the top performers. The company has a leadership position in three key segments of the cardiology market and reported strong earnings during the period. Arterial Vascular Engineering was another star performer. The company was acquired by Medtronic at a significant premium to the stock's price. Sofamor/Danek Group, an orthopedic company specializing in products for the spine, also performed well when it, too, was acquired by Medtronic at a substantial premium.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. The fund was hurt by its large position in Boston Scientific, which suffered the double whammy of a Food and Drug Administration
(FDA)-mandated recall on a major new product and an apparently related investigation by the Department of Justice. Another disappointment was ESC Medical Systems, an Israel-based firm that manufactures lasers for medical purposes. The company suffered a sharp decline in sales concurrent with difficulties in integrating a recent acquisition.

Q. WHAT'S YOUR OUTLOOK, KERRY?

A. My outlook for the medical device industry remains positive. The overall economic, demographic and regulatory environment appears supportive of stable pricing and further healthy growth in the demand for medical devices. I continue to favor larger, diversified companies and remain cautious of single-product companies, particularly those without proven success in the marketplace. One area that I am keeping an eye on in 1999 is the discussion in Washington about Medicare reform. Some topics being discussed - for example, the reimbursement of pharmaceuticals - could lead to measures that negatively affect some medical device stocks with pharmaceutical exposure. On the positive side, accounting changes have been proposed by the Financial Accounting Standards Board that could stimulate more short-term consolidation in the industry, as participants attempt to complete mergers and acquisitions before these new standards take effect.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: April 28, 1998

FUND NUMBER: 354

TRADING SYMBOL: FSMEX

SIZE: as of February 28, 1999, more than $28 million

MANAGER: Kerry Nelson, since inception;
analyst, medical devices and automotive
industries; joined Fidelity in 1995

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 88.0%

                                 SHARES                    VALUE (NOTE 1)

DRUGS & PHARMACEUTICALS - 10.3%

Allergan, Inc.                    14,050                   $ 1,145,075

Biomatrix, Inc. (a)               2,000                     139,000

Chiron Corp. (a)                  33,000                    695,063

Cytyc Corp. (a)                   9,000                     163,125

Lilly (Eli) & Co.                 2,800                     265,125

Merck & Co., Inc.                 1,200                     98,100

Pfizer, Inc.                      500                       65,969

Sepracor, Inc. (a)                1,000                     124,750

Ventana Medical Systems, Inc.     15,300                    265,838
(a)

Warner-Lambert Co.                1,500                     103,594

                                                            3,065,639

ELECTRONIC INSTRUMENTS - 5.7%

Perkin-Elmer Corp.                8,740                     828,115

Thermo Optek Corp. (a)            2,680                     29,145

Waters Corp. (a)                  9,160                     852,453

                                                            1,709,713

HOUSEHOLD PRODUCTS - 0.4%

Safeskin Corp. (a)                5,290                     122,993

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.0%

Mettler-Toledo International,     11,310                    289,112
Inc. (a)

MEDICAL EQUIPMENT & SUPPLIES
- 70.4%

Abbott Laboratories               38,120                    1,770,198

ADAC Laboratories (a)             5,000                     89,375

Ballard Medical Products          4,700                     112,506

Bard (C.R.), Inc.                 14,630                    824,766

Bausch & Lomb, Inc.               20,380                    1,229,169

Baxter International, Inc.        30,460                    2,143,619

Becton, Dickinson & Co.           59,960                    2,008,660

Biomet, Inc.                      41,110                    1,508,223

Boston Scientific Corp. (a)       50,220                    1,330,830

CONMED Corp. (a)                  3,000                     92,625

Cooper Companies, Inc. (a)        4,310                     63,034

Dionex Corp. (a)                  3,500                     129,063

ESC Medical Systems Ltd. (a)      6,690                     33,659

Guidant Corp.                     31,820                    1,813,740

Haemonetics Corp. (a)             5,600                     93,450

Heartport, Inc. (a)               4,000                     26,500

Hillenbrand Industries, Inc.      20,670                    865,556

Johnson & Johnson                 19,850                    1,694,694

Mallinckrodt, Inc.                6,000                     185,625

Medtronic, Inc.                   27,808                    1,963,940

Mentor Corp.                      3,120                     47,970

Ocular Sciences, Inc. (a)         11,900                    291,550

Orthofix International NV (a)     8,170                     114,380

Pall Corp.                        2,900                     61,444

Resmed, Inc. (a)                  3,500                     108,500

St. Jude Medical, Inc. (a)        18,000                    452,250

Steris Corp. (a)                  18,620                    612,133

Stryker Corp.                     12,540                    592,515

Sybron International, Inc. (a)    27,060                    664,661

Thoratec Laboratories Corp.       2,150                     16,259
(a)

VISX, Inc. (a)                    1,000                     61,750

                                                            21,002,644



                                 SHARES                    VALUE (NOTE 1)

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Cambridge Heart, Inc. (a)         7,800                    $ 63,375

TOTAL COMMON STOCKS                                        26,253,476
(Cost $24,659,886)

CASH EQUIVALENTS - 12.0%



Taxable Central Cash Fund (b)     3,591,929                 3,591,929
(Cost $3,591,929)

TOTAL INVESTMENT IN                                         $ 29,845,405
SECURITIES - 100%
(Cost $28,251,815)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $33,765,122 and $10,391,732, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,290 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $28,271,997. Net unrealized appreciation aggregated $1,573,408, of which $2,853,110 related to appreciated investment securities and $1,279,702 related to depreciated investment securities.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                             FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 29,845,405
value  (cost $28,251,815) -
See accompanying schedule

Receivable for investments                    139,961
sold

Receivable for fund shares                    155,198
sold

Dividends receivable                          9,725

Interest receivable                           12,234

Redemption fees receivable                    30

 TOTAL ASSETS                                 30,162,553

LIABILITIES

Payable for investments         $ 1,492,114
purchased

Payable for fund shares          20,669
redeemed

Accrued management fee           12,967

Other payables and accrued       42,385
expenses

 TOTAL LIABILITIES                            1,568,135

NET ASSETS                                   $ 28,594,418

Net Assets consist of:

Paid in capital                              $ 25,878,452

Accumulated undistributed net                 1,122,376
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   1,593,590
(depreciation) on investments

NET ASSETS, for 2,364,036                    $ 28,594,418
shares outstanding

NET ASSET VALUE and                           $12.10
redemption price per share
($28,594,418 (divided by)
2,364,036 shares)

Maximum offering price per                    $12.47
share (100/97.00 of $12.10)

STATEMENT OF OPERATIONS
                      APRIL 28, 1998 (COMMENCEMENT
                        OF OPERATIONS) TO FEBRUARY
                                          28, 1999

INVESTMENT INCOME                          $ 77,548
Dividends

Interest                                    80,397

 TOTAL INCOME                               157,945

EXPENSES

Management fee                   $ 80,475

Transfer agent fees               107,471

Accounting fees and expenses      50,606

Non-interested trustees'          41
compensation

Custodian fees and expenses       9,620

Registration fees                 54,577

Audit                             20,376

Legal                             41

Miscellaneous                     278

 Total expenses before            323,485
reductions

 Expense reductions               (1,420)   322,065

NET INVESTMENT INCOME (LOSS)                (164,120)

REALIZED AND UNREALIZED GAIN                1,286,496
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                    1,593,590
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             2,880,086

NET INCREASE (DECREASE) IN                 $ 2,715,966
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                    $ 283,524
charges paid to FDC

 Sales charges retained by FDC             $ 283,524

 Deferred sales charges                    $ 2,642
withheld   by FDC

 Exchange fees withheld by FSC             $ 1,635

 Expense Reductions

  Direct brokerage                         $ 1,351
arrangements

  Custodian credits                         69

                                           $ 1,420

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET      APRIL 28, 1998 (COMMENCEMENT
ASSETS                          OF OPERATIONS) TO FEBRUARY
                                28, 1999

Operations Net investment       $ (164,120)
income (loss)

 Net realized gain (loss)        1,286,496

 Change in net unrealized        1,593,590
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      2,715,966
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           45,365,490
proceeds from sales of shares

 Cost of shares redeemed         (19,529,306)

 NET INCREASE (DECREASE) IN      25,836,184
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 42,268

  TOTAL INCREASE (DECREASE)      28,594,418
IN NET ASSETS

NET ASSETS

 Beginning of period             -

 End of period                  $ 28,594,418

OTHER INFORMATION
Shares

 Sold                            4,138,562

 Redeemed                        (1,774,526)

 Net increase (decrease)         2,364,036



FINANCIAL HIGHLIGHTS
YEAR ENDED FEBRUARY 28,          1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.11)

Net realized and unrealized       2.18
gain (loss)

Total from investment             2.07
operations

Redemption fees added to paid     .03
in capital

Net asset value, end of period   $ 12.10

TOTAL RETURN B, C                 21.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 28,594
(000 omitted)

Ratio of expenses to average      2.39% A
net assets

Ratio of expenses to average      2.38% A, E
net assets after expense
reductions

Ratio of net investment           (1.21)% A
income (loss) to average net
assets

Portfolio turnover rate           85% A

A ANNUALIZED B THE TOTAL
RETURN WOULD HAVE BEEN LOWER
HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE
PERIOD SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE  FUND'S EXPENSES. F FOR
THE PERIOD APRIL 28, 1998
(COMMENCEMENT OF OPERATIONS)
TO FEBRUARY 28, 1999.

ENERGY PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ENERGY                 -22.00%      36.72%        108.70%

SELECT ENERGY (LOAD ADJ.)     -24.41%      32.55%        102.37%

S&P 500                       19.74%       194.91%       459.21%

GS Natural Resources          -20.88%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index
- a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ENERGY               -22.00%      6.46%         7.63%

SELECT ENERGY (LOAD ADJ.)   -24.41%      5.80%         7.30%

S&P 500                     19.74%       24.15%        18.78%

GS Natural Resources        -20.88%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Energy                      S&P 500
             00060                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10259.76                    10233.00
  1989/04/30      10605.92                    10764.09
  1989/05/31      10731.13                    11200.04
  1989/06/30      10952.09                    11136.20
  1989/07/31      11408.73                    12141.80
  1989/08/31      11659.15                    12379.78
  1989/09/30      11843.28                    12329.02
  1989/10/31      11762.26                    12042.99
  1989/11/30      12204.18                    12288.66
  1989/12/31      13086.16                    12583.59
  1990/01/31      12501.89                    11739.23
  1990/02/28      12891.40                    11890.67
  1990/03/31      12898.89                    12205.77
  1990/04/30      12464.43                    11900.63
  1990/05/31      13220.99                    13060.94
  1990/06/30      12909.40                    12972.12
  1990/07/31      13788.68                    12930.61
  1990/08/31      14036.47                    11761.68
  1990/09/30      13996.50                    11188.89
  1990/10/31      13277.10                    11140.78
  1990/11/30      13133.21                    11860.47
  1990/12/31      12498.28                    12191.38
  1991/01/31      11688.74                    12722.92
  1991/02/28      12779.14                    13632.61
  1991/03/31      12605.67                    13962.52
  1991/04/30      12746.10                    13996.03
  1991/05/31      12820.44                    14600.66
  1991/06/30      12249.28                    13931.95
  1991/07/31      12878.30                    14581.18
  1991/08/31      13126.60                    14926.75
  1991/09/30      12994.17                    14677.48
  1991/10/31      13383.17                    14874.16
  1991/11/30      12389.98                    14274.73
  1991/12/31      12502.68                    15907.76
  1992/01/31      11833.64                    15611.87
  1992/02/29      11850.37                    15814.83
  1992/03/31      11507.48                    15506.44
  1992/04/30      12293.60                    15962.33
  1992/05/31      12879.01                    16040.54
  1992/06/30      12241.71                    15801.54
  1992/07/31      12568.71                    16447.82
  1992/08/31      12795.10                    16110.64
  1992/09/30      12870.56                    16300.75
  1992/10/31      12317.17                    16357.80
  1992/11/30      12032.09                    16915.60
  1992/12/31      12204.05                    17123.66
  1993/01/31      12664.26                    17267.50
  1993/02/28      13499.46                    17502.34
  1993/03/31      14189.77                    17871.64
  1993/04/30      14462.72                    17439.14
  1993/05/31      14897.63                    17906.51
  1993/06/30      15093.76                    17958.44
  1993/07/31      14982.90                    17886.61
  1993/08/31      16168.23                    18564.51
  1993/09/30      16074.43                    18421.56
  1993/10/31      15844.19                    18802.89
  1993/11/30      13925.49                    18624.26
  1993/12/31      14541.68                    18849.62
  1994/01/31      15320.54                    19490.50
  1994/02/28      14807.20                    18962.31
  1994/03/31      14090.29                    18135.55
  1994/04/30      15166.60                    18367.69
  1994/05/31      15327.10                    18668.92
  1994/06/30      15246.85                    18211.53
  1994/07/31      15478.68                    18808.87
  1994/08/31      15220.10                    19580.03
  1994/09/30      15104.19                    19100.32
  1994/10/31      15960.15                    19530.08
  1994/11/30      14979.36                    18818.79
  1994/12/31      14601.65                    19097.87
  1995/01/31      14252.02                    19593.08
  1995/02/28      14813.27                    20356.63
  1995/03/31      15622.94                    20957.35
  1995/04/30      16103.08                    21574.54
  1995/05/31      16518.58                    22436.88
  1995/06/30      16038.44                    22958.09
  1995/07/31      16417.01                    23719.38
  1995/08/31      16296.98                    23778.91
  1995/09/30      16306.21                    24782.38
  1995/10/31      15604.47                    24693.91
  1995/11/30      16500.11                    25777.97
  1995/12/31      17723.92                    26274.46
  1996/01/31      17997.76                    27168.84
  1996/02/29      17912.78                    27420.69
  1996/03/31      19112.00                    27684.75
  1996/04/30      20037.50                    28092.83
  1996/05/31      20244.58                    28817.34
  1996/06/30      20619.29                    28927.14
  1996/07/31      19692.36                    27649.13
  1996/08/31      20461.52                    28232.26
  1996/09/30      21546.23                    29821.17
  1996/10/31      22423.85                    30643.63
  1996/11/30      23666.33                    32959.99
  1996/12/31      23479.50                    32307.05
  1997/01/31      24015.65                    34325.59
  1997/02/28      21557.44                    34594.71
  1997/03/31      22154.29                    33173.21
  1997/04/30      21956.53                    35153.65
  1997/05/31      23955.48                    37293.80
  1997/06/30      24306.36                    38964.57
  1997/07/31      25901.26                    42064.98
  1997/08/31      26167.08                    39708.50
  1997/09/30      28091.60                    41883.33
  1997/10/31      27315.41                    40484.43
  1997/11/30      25741.77                    42358.45
  1997/12/31      25893.83                    43085.75
  1998/01/31      24510.37                    43562.28
  1998/02/28      25955.04                    46703.99
  1998/03/31      27191.58                    49095.70
  1998/04/30      27715.95                    49589.60
  1998/05/31      27042.38                    48737.16
  1998/06/30      26331.40                    50716.86
  1998/07/31      24161.02                    50176.72
  1998/08/31      19845.22                    42922.17
  1998/09/30      23237.99                    45671.77
  1998/10/31      23512.41                    49386.71
  1998/11/30      22689.16                    52380.04
  1998/12/31      22077.96                    55398.18
  1999/01/31      20568.68                    57714.93
  1999/02/26      20237.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990322 111032 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $20,237 - a 102.37% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                            % OF FUND'S INVESTMENTS

BP Amoco PLC sponsored ADR   7.0

Mobil Corp.                  6.2

USX-Marathon Group           5.6

Schlumberger Ltd.            5.3

Exxon Corp.                  5.3

Enron Corp.                  5.2

Chevron Corp.                3.5

Total SA sponsored ADR       3.5

Amerada Hess Corp.           3.3

Halliburton Co.              3.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Oil & Gas 63.0%
Energy Services 18.6%
Gas 5.6%
Chemicals & Plastics 3.9%
Electric Utility 2.3%
All Others 6.6%*

Row: 1, Col: 1, Value: 6.6
Row: 1, Col: 2, Value: 2.3
Row: 1, Col: 3, Value: 3.9
Row: 1, Col: 4, Value: 5.6
Row: 1, Col: 5, Value: 18.6
Row: 1, Col: 6, Value: 63.0

* INCLUDES SHORT-TERM INVESTMENTS

ENERGY PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Larry Rakers)

Larry Rakers,
Portfolio Manager
of Fidelity Select
Energy Portfolio

Q. HOW DID THE FUND PERFORM, LARRY?

A. For the 12 months that ended February 28, 1999, the fund returned -22.00%, while the Standard & Poor's 500 Index returned 19.74% during the same period. The fund also compares its performance to the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - which returned -20.88% during the same 12-month period.

Q. WHAT MARKET FACTORS HURT PERFORMANCE AND WHAT CAUSED THE FUND TO UNDERPERFORM THE GOLDMAN SACHS INDEX FOR THE PERIOD?

A. The major cause of poor performance was weak global economic growth. Many international economies continued to languish in a mire of political, financial and currency troubles. Over the past couple of years, the global demand for oil has declined from approximately a 2% annual growth rate to 0%. In this environment, even a slight increase in the supply of oil is too much and, as a result, commodity prices have tanked across the board. Regarding the fund's performance relative to the Goldman Sachs index, the fund underperformed because I allocated a larger percentage of assets to small and mid-cap integrated oil companies and energy service companies compared to the index. These are more sensitive to oil prices and underperformed the larger integrated oil companies, such as Mobil and Exxon, in this bearish environment.

Q. WHAT ABOUT THE ELECTRIC AND GAS UTILITIES SECTORS? IN COMPARISON TO THE GOLDMAN SACHS INDEX, WHY WAS THE FUND UNDERWEIGHTED IN THESE AREAS AND OVERWEIGHTED IN MORE AGGRESSIVE OIL COMPANIES?

A. Gas and electric stocks are defensive investments that I tend to focus on when I am concerned about oil prices declining. However, I believed there wasn't much room for oil prices to go lower and there was a strong argument to say that prices were ready to go higher. In hindsight, I was early in my prediction that oil prices were poised to rebound. However, I am comfortable with the fund's asset allocation. I believe for a number of reasons - which I will discuss in more detail in my market outlook - that we are starting to see signs of impending strength in oil prices. As a result, if we do see an increase in oil prices, the smaller-cap integrated oil companies and energy service companies - which are more sensitive to oil prices - should perform better than electric and gas utilities, as well as the larger-cap integrated oil companies.

Q. WERE THERE ANY BRIGHT SPOTS IN THIS DIFFICULT ENVIRONMENT?

A. The major oil stocks, such as BP Amoco, Mobil and Exxon, managed to gain approximately 13% combined over the past year. All of these stocks provided a boost to the fund's total return and rallied in response to merger announcements. In comparison, the secondary energy stocks - drillers, oil service and oil equipment - all posted significant losses for the year.

Q. WHAT OTHER STOCKS DETRACTED FROM PERFORMANCE?

A. With the exception of the large integrated oil stocks, the energy and energy service sectors experienced negative returns across the board. With energy prices hitting 12-year lows, significant detractors were USX-Marathon, Tosco, Weatherford International and Schlumberger. As I mentioned earlier, the stock prices of these companies are even more dependent on energy prices than the larger integrated oil companies. When the prices of oil and natural gas drop below a certain level, it no longer makes economic sense to explore for these fuels or drill new wells. In this environment, business deteriorates for energy service companies like Weatherford and Schlumberger. On the other hand, if energy prices pick up, earnings can rise exponentially for these companies.

Q. WHAT'S YOUR OUTLOOK, LARRY?

A. I'm starting to get excited about the outlook for oil stocks for the first time in a while. The Organization of Petroleum Exporting Countries (OPEC) is scheduled to meet on March 23, 1999. We started to see a strong rebound in oil prices toward the end of the period as investors anticipated that OPEC will reduce oil production. If this trend continues, combined with a slight increase in demand, the fund could perform well. In addition, for the first time in a while, we are starting to see a response on the supply side to price movement. For example, the typical oil company cut capital expenditures by 30%, cut back on exploration, and the number of rigs drilling for oil and gas fell to a 49-year low. As a result, oil and gas production may fall in 1999. If we get even a slight rebound in demand from Asia or Latin America, I don't think it will take much for a squeeze on supply. This scenario could be very good for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 060

TRADING SYMBOL: FSENX

SIZE: as of February 28, 1999, more than $120 million

MANAGER: Lawrence Rakers, since 1997;
manager, Fidelity Select Natural Resources
Portfolio, since 1997; Fidelity Select Paper and
Forest Products Portfolio, Fidelity Select Precious
Metals and Minerals Portfolio, 1996-1997; Fidelity
Select Gold Portfolio, 1995-1997; joined Fidelity in 1993

ENERGY PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.7%

                                 SHARES                     VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.1%

Forest Oil Corp. (a)              10,000                    $ 63,750

CHEMICALS & PLASTICS - 3.9%

Crompton & Knowles Corp.          61,600                     1,139,600

du Pont (E.I.) de Nemours &       69,600                     3,571,350
Co.

                                                             4,710,950

ELECTRIC UTILITY - 2.3%

AES Corp. (a)                     62,000                     2,305,625

Calenergy, Inc. (a)               16,700                     468,644

                                                             2,774,269

ENERGY SERVICES - 18.6%

Baker Hughes, Inc.                135,650                    2,441,700

BJ Services Co. (a)               151,100                    2,124,844

Coflexip SA sponsored ADR         29,300                     842,375

ENSCO International, Inc.         145,400                    1,290,425

Global Industries Ltd. (a)        10,000                     50,625

Global Marine, Inc. (a)           38,000                     294,500

Halliburton Co.                   135,400                    3,825,050

Helmerich & Payne, Inc.           44,400                     724,275

Marine Drilling Companies,        20,000                     127,500
Inc. (a)

Nabors Industries, Inc. (a)       25,000                     287,500

Noble Drilling Corp. (a)          105,800                    1,309,275

Pool Energy Services Co. (a)      87,000                     883,594

Rowan Companies, Inc. (a)         20,000                     172,500

Ryan Energy Technologies,         32,900                     50,186
Inc. (a)

Santa Fe International Corp.      17,300                     231,388

Schlumberger Ltd.                 131,880                    6,404,423

Smith International, Inc.         47,600                     1,157,275

UTI Energy Corp. (a)              27,000                     156,938

                                                             22,374,373

ENGINEERING - 0.2%

Stolt Comex Seaway SA             13,800                     91,425

Stolt Comex Seaway SA             20,000                     117,500
sponsored ADR Class A

                                                             208,925

GAS - 5.6%

Dynegy, Inc.                      11,000                     132,000

Enron Corp.                       96,800                     6,292,000

Williams Companies, Inc.          10,000                     370,000

                                                             6,794,000

OIL & GAS - 62.9%

Alberta Energy Co. Ltd.           23,000                     493,467

Amerada Hess Corp.                87,200                     3,956,700



                                 SHARES                     VALUE (NOTE 1)

Anadarko Petroleum Corp.          25,900                    $ 712,250

Apache Corp.                      10,000                     199,375

Berkley Petroleum Corp. (a)       38,800                     211,009

BP Amoco PLC sponsored ADR        99,390                     8,448,140

Burlington Resources, Inc.        2,825                      91,459

Cabot Oil & Gas Corp. Class A     26,500                     289,844

Canadian Natural Resources        72,600                     1,003,920
Ltd. (a)

Chesapeake Energy Corp.           50,000                     34,375

Chevron Corp.                     54,600                     4,197,375

Compagnie Generale de             25,800                     212,850
Geophysique SA sponsored ADR
(a)

Conoco, Inc. Class A              15,000                     304,688

Cooper Cameron Corp. (a)          14,800                     342,250

Crestar Energy, Inc. (a)          49,500                     334,859

Elf Aquitaine SA sponsored ADR    71,300                     3,680,863

Eni Spa sponsored ADR             5,000                      295,000

Enron Oil & Gas Co.               55,200                     910,800

Exxon Corp.                       95,500                     6,356,719

Frontier Oil Corp. (a)            249,600                    1,310,400

Gulf Canada Resources Ltd. (a)    93,000                     221,429

Imperial Oil Ltd.                 147,000                    2,271,588

Louis Dreyfus Natural Gas         54,700                     652,981
Corp. (a)

Magnum Hunter Resources, Inc.     60,200                     154,263
(a)

Mallon Resources Corp. (a)        5,000                      31,563

Mobil Corp.                       88,900                     7,395,369

Newfield Exploration Co. (a)      5,000                      81,250

Noble Affiliates, Inc.            12,800                     289,600

Ocean Energy, Inc. (a)            31,800                     135,150

Oryx Energy Co. (a)               90,600                     939,975

Paramount Resources Ltd. (c)      38,200                     325,554

Penn West Petroleum Ltd. (a)      25,800                     255,810

Petro-Canada                      85,100                     914,326

Plains Resources, Inc. (a)        96,400                     891,700

Post Energy Corp. (a)             47,500                     105,535

Ranger Oil Ltd.                   40,000                     111,686

Renaissance Energy Ltd. (a)       43,300                     381,941

Rio Alto Exploration Ltd. (a)     101,700                    900,448

Seagull Energy Corp. (a)          77,100                     366,225

Shell Transport & Trading Co.
PLC:

ADR                               83,100                     2,789,044

(Reg.)                            510,000                    2,852,853

Snyder Oil Corp.                  59,900                     625,206

Stellarton Energy Corp. Class     100,000                    79,586
A (a)

Suncor Energy, Inc.               44,800                     1,311,792

Texaco, Inc.                      80,600                     3,752,938

Tosco Corp.                       52,100                     1,077,819

Total SA sponsored ADR            81,200                     4,191,950

Ulster Petroleums Ltd. (a)        34,600                     192,758

Ultramar Diamond Shamrock         29,100                     574,725
Corp.

Union Pacific Resources           76,100                     680,144
Group, Inc.

Upton Resources, Inc. (a)         59,700                     55,432

USX-Marathon Group                325,400                    6,731,713

Vastar Resources, Inc.            5,200                      200,200

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

OIL & GAS - CONTINUED

Vintage Petroleum, Inc.           14,900                    $ 66,119

Weatherford International,        28,425                     483,225
Inc. (a)

                                                             75,478,240

SHIP BUILDING & REPAIR - 0.1%

Halter Marine Group, Inc. (a)     20,000                     80,000

TOTAL COMMON STOCKS                                          112,484,507
(Cost $126,539,724)

CONVERTIBLE PREFERRED STOCKS
- 0.1%



OIL & GAS - 0.1%

Chesapeake Energy Corp. $3.50     9,400                      89,300
(Cost $91,438)

CASH EQUIVALENTS - 6.2%



Taxable Central Cash Fund (b)     7,421,818                  7,421,818
(Cost $7,421,818)

TOTAL INVESTMENT IN                                          $ 119,995,625
SECURITIES - 100%
(Cost $134,052,980)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $325,554 or 0.3% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $188,611,682 and $178,672,234, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $48,921 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    67.4%

United Kingdom              11.7

Canada                      7.7

France                      7.5

Netherlands Antilles        5.3

Others (individually less     0.4
than 1%)

TOTAL                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $137,186,700. Net unrealized depreciation aggregated $17,191,075, of which $3,832,545 related to appreciated investment securities and $21,023,620 related to depreciated investment securities.

The fund hereby designates approximately $2,129,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At February 28, 1999, the fund had a capital loss carryforward of approximately $3,040,000 all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $6,117,000 of losses recognized during the period November 1, 1998 to February 28, 1999

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

ENERGY PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at               $ 119,995,625
value  (cost $134,052,980) -
 See accompanying schedule

Receivable for investments                  7,140
sold

Receivable for fund shares                  565,649
sold

Dividends receivable                        452,490

Interest receivable                         36,831

Redemption fees receivable                  411

Other receivables                           1,364

 TOTAL ASSETS                               121,059,510

LIABILITIES

Payable for investments         $ 122,508
purchased

Payable for fund shares          779,716
redeemed

Accrued management fee           59,148

Other payables and accrued       93,662
expenses

 TOTAL LIABILITIES                          1,055,034

NET ASSETS                                 $ 120,004,476

Net Assets consist of:

Paid in capital                            $ 145,525,094

Undistributed net investment                825,869
income

Accumulated undistributed net               (12,289,132)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (14,057,355)
(depreciation) on investments

NET ASSETS, for 7,395,868                  $ 120,004,476
shares outstanding

NET ASSET VALUE and                         $16.23
redemption price per share
($120,004,476 (divided by)
7,395,868 shares)

Maximum offering price per                  $16.73
share (100/97.00 of $16.23)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                               $ 2,450,558
Dividends

Interest (including income on                    500,765
securities loaned of $5,546)

 TOTAL INCOME                                    2,951,323

EXPENSES

Management fee                   $ 825,294

Transfer agent fees               989,327

Accounting and security           136,226
lending fees

Non-interested trustees'          332
compensation

Custodian fees and expenses       30,016

Registration fees                 25,954

Audit                             12,517

Legal                             796

Reports to shareholders           24,787

Miscellaneous                     1,374

 Total expenses before            2,046,623
reductions

 Expense reductions               (56,099)       1,990,524

NET INVESTMENT INCOME                            960,799

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (12,009,667)

 Foreign currency transactions    (88,526)       (12,098,193)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (22,109,006)

 Assets and liabilities in        28             (22,108,978)
foreign currencies

NET GAIN (LOSS)                                  (34,207,171)

NET INCREASE (DECREASE) IN                      $ (33,246,372)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 570,198
charges paid to FDC

 Sales charges - Retained by                    $ 567,585
FDC

 Deferred sales charges                         $ 12,418
withheld   by FDC

 Exchange fees withheld by FSC                  $ 15,098

 Expense reductions  Directed                   $ 55,993
brokerage arrangements

  Custodian credits                              106

                                                $ 56,099

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 960,799                     $ 899,143
income

 Net realized gain (loss)         (12,098,193)                  35,228,064

 Change in net unrealized         (22,108,978)                  1,070,352
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (33,246,372)                  37,197,559
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (118,598)                     (711,215)
From net investment income

 From net realized gain           (2,920,602)                   (31,012,994)

 TOTAL DISTRIBUTIONS              (3,039,200)                   (31,724,209)

Share transactions Net            115,988,469                   138,864,076
proceeds from sales of shares

 Reinvestment of distributions    2,970,065                     31,069,131

 Cost of shares redeemed          (109,891,379)                 (231,915,098)

 NET INCREASE (DECREASE) IN       9,067,155                     (61,981,891)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  199,403                       267,473

  TOTAL INCREASE (DECREASE)       (27,019,014)                  (56,241,068)
IN NET ASSETS

NET ASSETS

 Beginning of period              147,023,490                   203,264,558

 End of period (including        $ 120,004,476                 $ 147,023,490
undistributed net investment
income of $825,869 and
$431,333, respectively)

OTHER INFORMATION
Shares

 Sold                             5,995,866                     5,967,396

 Issued in reinvestment of        133,126                       1,509,439
distributions

 Redeemed                         (5,669,002)                   (10,078,784)

 Net increase (decrease)          459,990                       (2,601,949)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 F     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 21.20    $ 21.31    $ 18.97    $ 16.10    $ 16.73
period

Income from Investment
Operations

Net investment income C           .13        .11        .13        .18        .07

Net realized and unrealized       (4.71)     3.93       3.59       3.13       (.11)
gain (loss)

Total from investment             (4.58)     4.04       3.72       3.31       (.04)
operations

Less Distributions

 From net investment income       (.02) E    (.09)      (.13)      (.11)      (.08)

From net realized gain            (.40) E    (4.09)     (1.31)     (.36)      (.54)

Total distributions               (.42)      (4.18)     (1.44)     (.47)      (.62)

Redemption fees added to paid     .03        .03        .06        .03        .03
in capital

Net asset value, end of period   $ 16.23    $ 21.20    $ 21.31    $ 18.97    $ 16.10

TOTAL RETURN A, B                 (22.00)%   20.40%     20.35%     20.92%     .04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 120,004  $ 147,023  $ 203,265  $ 119,676  $ 96,023
(000 omitted)

Ratio of expenses to average      1.46%      1.58%      1.57%      1.63%      1.85%
net assets

Ratio of expenses to average      1.42% D    1.53% D    1.55% D    1.63%      1.85%
net assets after expense
reductions

Ratio of net investment           .68%       .47%       .62%       1.04%      .42%
income to average net assets

Portfolio turnover rate           138%       115%       87%        97%        106%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E THE
AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.  F FOR THE YEAR
ENDED FEBRUARY 29.


ENERGY SERVICE PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ENERGY SERVICE          -50.57%      45.28%        111.18%

SELECT ENERGY SERVICE (LOAD    -52.12%      40.85%        104.77%
ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Natural Resources           -20.88%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ENERGY SERVICE        -50.57%      7.76%         7.76%

SELECT ENERGY SERVICE (LOAD  -52.12%      7.09%         7.43%
ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Natural Resources         -20.88%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Energy Service              S&P 500
             00043                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10313.01                    10233.00
  1989/04/30      10805.82                    10764.09
  1989/05/31      10998.14                    11200.04
  1989/06/30      11358.74                    11136.20
  1989/07/31      11995.79                    12141.80
  1989/08/31      12560.72                    12379.78
  1989/09/30      12380.42                    12329.02
  1989/10/31      11767.41                    12042.99
  1989/11/30      12777.08                    12288.66
  1989/12/31      14411.77                    12583.59
  1990/01/31      13486.25                    11739.23
  1990/02/28      14760.35                    11890.67
  1990/03/31      15469.52                    12205.77
  1990/04/30      14652.17                    11900.63
  1990/05/31      17116.23                    13060.94
  1990/06/30      16238.79                    12972.12
  1990/07/31      17765.30                    12930.61
  1990/08/31      17452.79                    11761.68
  1990/09/30      17116.23                    11188.89
  1990/10/31      14964.68                    11140.78
  1990/11/30      15193.06                    11860.47
  1990/12/31      14664.69                    12191.38
  1991/01/31      14002.49                    12722.92
  1991/02/28      16253.97                    13632.61
  1991/03/31      14989.77                    13962.52
  1991/04/30      15062.01                    13996.03
  1991/05/31      15459.33                    14600.66
  1991/06/30      13436.61                    13931.95
  1991/07/31      14447.97                    14581.18
  1991/08/31      14291.45                    14926.75
  1991/09/30      12979.10                    14677.48
  1991/10/31      13171.73                    14874.16
  1991/11/30      11594.50                    14274.73
  1991/12/31      11221.26                    15907.76
  1992/01/31      11064.74                    15611.87
  1992/02/29      11293.50                    15814.83
  1992/03/31      10486.82                    15506.44
  1992/04/30      11353.70                    15962.33
  1992/05/31      12256.70                    16040.54
  1992/06/30      11546.34                    15801.54
  1992/07/31      12027.94                    16447.82
  1992/08/31      12641.98                    16110.64
  1992/09/30      13027.26                    16300.75
  1992/10/31      12353.02                    16357.80
  1992/11/30      12100.18                    16915.60
  1992/12/31      11606.54                    17123.66
  1993/01/31      12064.06                    17267.50
  1993/02/28      13256.01                    17502.34
  1993/03/31      14303.49                    17871.64
  1993/04/30      15074.53                    17439.14
  1993/05/31      15773.43                    17906.51
  1993/06/30      15689.08                    17958.44
  1993/07/31      15905.98                    17886.61
  1993/08/31      16460.28                    18564.51
  1993/09/30      15978.28                    18421.56
  1993/10/31      15749.33                    18802.89
  1993/11/30      14086.43                    18624.26
  1993/12/31      14038.86                    18849.62
  1994/01/31      14171.88                    19490.50
  1994/02/28      14099.32                    18962.31
  1994/03/31      13047.32                    18135.55
  1994/04/30      13729.48                    18367.69
  1994/05/31      14341.07                    18668.92
  1994/06/30      14777.92                    18211.53
  1994/07/31      15052.51                    18808.87
  1994/08/31      14453.40                    19580.03
  1994/09/30      15002.58                    19100.32
  1994/10/31      15601.69                    19530.08
  1994/11/30      14790.40                    18818.79
  1994/12/31      14118.52                    19097.87
  1995/01/31      14207.24                    19593.08
  1995/02/28      15170.44                    20356.63
  1995/03/31      16006.91                    20957.35
  1995/04/30      16982.78                    21574.54
  1995/05/31      17426.36                    22436.88
  1995/06/30      16830.70                    22958.09
  1995/07/31      17667.16                    23719.38
  1995/08/31      18376.89                    23778.91
  1995/09/30      18427.59                    24782.38
  1995/10/31      16830.70                    24693.91
  1995/11/30      17781.23                    25777.97
  1995/12/31      19889.33                    26274.46
  1996/01/31      20322.28                    27168.84
  1996/02/29      21109.46                    27420.69
  1996/03/31      22775.65                    27684.75
  1996/04/30      24488.43                    28092.83
  1996/05/31      24132.19                    28817.34
  1996/06/30      24184.97                    28927.14
  1996/07/31      22852.35                    27649.13
  1996/08/31      24303.72                    28232.26
  1996/09/30      25214.12                    29821.17
  1996/10/31      28024.48                    30643.63
  1996/11/30      29159.18                    32959.99
  1996/12/31      29651.81                    32307.05
  1997/01/31      31302.92                    34325.59
  1997/02/28      27918.82                    34594.71
  1997/03/31      29883.78                    33173.21
  1997/04/30      29538.34                    35153.65
  1997/05/31      33638.07                    37293.80
  1997/06/30      35840.05                    38964.57
  1997/07/31      41475.36                    42064.98
  1997/08/31      44416.16                    39708.50
  1997/09/30      49051.90                    41883.33
  1997/10/31      50920.68                    40484.43
  1997/11/30      44691.41                    42358.45
  1997/12/31      45033.34                    43085.75
  1998/01/31      38659.16                    43562.28
  1998/02/28      41439.55                    46703.99
  1998/03/31      44545.29                    49095.70
  1998/04/30      48213.30                    49589.60
  1998/05/31      45114.88                    48737.16
  1998/06/30      39231.01                    50716.86
  1998/07/31      30592.99                    50176.72
  1998/08/31      20906.52                    42922.17
  1998/09/30      25585.44                    45671.77
  1998/10/31      29309.81                    49386.71
  1998/11/30      22330.54                    52380.04
  1998/12/31      22643.51                    55398.18
  1999/01/31      21595.05                    57714.93
  1999/02/26      20477.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 144156 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $20,477 - a 104.77% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Halliburton Co.                   8.7

Schlumberger Ltd.                 7.0

Baker Hughes, Inc.                6.7

Cooper Cameron Corp.              6.0

Noble Drilling Corp.              5.7

Weatherford International, Inc.   5.0

Smith International, Inc.         5.0

BJ Services Co.                   4.4

McDermott International, Inc.     4.0

Helmerich & Payne, Inc.           3.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Energy Services 76.2%
Oil & Gas 12.2%
Construction 2.7%
Engineering 1.7%
Services 0.4%
All Others 6.8%*

Row: 1, Col: 1, Value: 6.8
Row: 1, Col: 2, Value: 1.0
Row: 1, Col: 3, Value: 1.7
Row: 1, Col: 4, Value: 2.7
Row: 1, Col: 5, Value: 12.2
Row: 1, Col: 6, Value: 75.2

* INCLUDES SHORT-TERM INVESTMENTS

ENERGY SERVICE PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of James Catudal)

James Catudal,
Portfolio Manager
of Fidelity Select
Energy Service Portfolio

Q. HOW DID THE FUND PERFORM, JIM?

A. It was a very difficult period. For the 12 months that ended
February 28, 1999, the fund had a total return of -50.57%, compared to 19.74% for the Standard & Poor's 500 Index. The Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - returned -20.88% during the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S EXTREMELY WEAK PERFORMANCE VERSUS ITS
BENCHMARKS?

A. The basic business prospects - and, in turn, the stock prices - of energy service companies depend to a considerable extent on the price of oil, which continued to decline for most of the period, dipping below $11 a barrel in December 1998. On the other hand, aside from a rough stretch from mid-July through mid-October, the broader stock market turned in another strong showing, enabling the S&P 500 to far surpass the fund's performance. The Goldman Sachs index contains the stocks of companies involved in the production of a wide variety of natural resources, most of which performed better than oil did during the period. In addition, energy service stocks are typically very volatile and highly sensitive to the price of oil, whereas the Goldman Sachs index also contains some less volatile components - for example, the stocks of large integrated oil companies. These factors helped the Goldman Sachs index to outperform the fund.

Q. HOW DID YOU MANAGE THE FUND DURING THIS DIFFICULT PERIOD?

A. I tried to focus on the stocks of companies that could weather the downturn better than others. That meant seeking out the shares of larger companies with strong balance sheets - many with leadership positions in the sector - and avoiding the stocks of companies with high financial leverage and low value-added products and services. Secondarily, I emphasized the shares of companies with exposure to the U.S. natural gas market, which was somewhat healthier than the oil market. As the price of oil continued to grind lower, however, there was virtually no segment of the energy service sector that was immune to plunging stock prices. In the words of a song that was popular some years ago, there was "nowhere to run, nowhere to hide."

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. Unfortunately, there is nothing worth mentioning on the positive side, as almost all energy service stocks underperformed during the period.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. Cooper Cameron, the fund's largest holding for most of the period, was one of the biggest detractors from performance. A well-managed oil field equipment company, Cooper Cameron was hurt by falling order backlogs. Drilling companies were extremely poor performers, as day rates for drill rigs fell sharply along with utilization. R&B Falcon, Noble Drilling and Diamond Offshore Drilling were examples of drilling stocks that detracted from performance. Even Halliburton, widely considered to be a "blue chip" energy service holding, saw its stock perform poorly during the period.

Q. WHAT'S YOUR OUTLOOK, JIM?

A. Despite sailing on rough seas recently, there may be some rays of light on the horizon for energy service stocks. The Organization of Petroleum Exporting Countries (OPEC) has a meeting scheduled for March 23, 1999, at which it will decide whether or not to reduce oil production further. If additional cuts are made, oil prices could firm up in short order. However, even if OPEC cannot agree on any production cuts, low oil prices will eventually result in decreased supplies, which should be supportive of higher prices. On the demand side, Asia appears to be consuming more oil again, but that influence is being offset to some extent by lower demand from Brazil and the rest of Latin America. To sum up, the short-term outlook is uncertain, and all eyes are on OPEC, but over the longer term, the oil market - and energy service stocks in general - should see improvement regardless of what OPEC does on March 23.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 043

TRADING SYMBOL: FSESX

SIZE: as of February 28, 1999, more than $366 million

MANAGER: James Catudal, since 1998;
manager, Fidelity Select Industrial Materials
Portfolio, 1997-1998; research analyst,
North American non-ferrous metals
companies, since 1997; joined Fidelity in
1997

ENERGY SERVICE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.1%

                                 SHARES                      VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.1%

GeoScience Corp. (a)              20,000                     $ 270,000

CONSTRUCTION - 2.7%

Bouygues Offshore SA              59,000                      781,750
sponsored ADR

McDermott (J. Ray) SA (a)         449,900                     9,307,306

                                                              10,089,056

ELECTRICAL EQUIPMENT - 0.3%

NQL Drilling Tools, Inc.          495,300                     1,215,420
Class A (a)

ENERGY SERVICES - 76.2%

Atwood Oceanics, Inc. (a)         225,700                     3,794,581

Baker Hughes, Inc.                1,370,936                   24,676,848

BJ Services Co. (a)               1,153,176                   16,216,538

CAL Dive International, Inc.      49,300                      708,688
(a)

Carbo Ceramics, Inc.              61,000                      976,000

Coflexip SA sponsored ADR         343,600                     9,878,500

Daniel Industries, Inc.           341,800                     3,631,625

Diamond Offshore Drilling,        596,500                     12,340,094
Inc.

ENSCO International, Inc.         1,367,800                   12,139,225

Global Industries Ltd. (a)        942,300                     4,770,394

Global Marine, Inc. (a)           546,000                     4,231,500

Halliburton Co.                   1,137,167                   32,124,962

Helmerich & Payne, Inc.           801,300                     13,071,206

Input/Output, Inc. (a)            716,800                     4,032,000

Marine Drilling Companies,        832,100                     5,304,638
Inc. (a)

McDermott International, Inc.     737,500                     14,703,906

Nabors Industries, Inc. (a)       937,700                     10,783,550

Noble Drilling Corp. (a)          1,705,650                   21,107,419

Oceaneering International,        517,600                     5,176,000
Inc. (a)

Offshore Logistics, Inc. (a)      159,300                     1,388,897

Parker Drilling Co. (a)           25,000                      62,500

Pool Energy Services Co. (a)      325,600                     3,306,875

R&B Falcon Corp. (a)              75,118                      413,149

Rowan Companies, Inc. (a)         923,600                     7,966,050

Ryan Energy Technologies,         397,200                     605,889
Inc. (a)

Santa Fe International Corp.      338,300                     4,524,763

Schlumberger Ltd.                 532,245                     25,847,148

SEACOR SMIT, Inc. (a)             128,900                     5,075,438

Smith International, Inc.         754,600                     18,346,213

Superior Energy Services,         50,000                      137,500
Inc. (a)

Tidewater, Inc.                   146,465                     2,755,373

Transocean Offshore, Inc.         338,154                     6,974,426

UTI Energy Corp. (a)              115,000                     668,438

Varco International, Inc. (a)     292,500                     2,266,875

                                                              280,007,208

ENGINEERING - 1.7%

Stolt Comex Seaway SA             669,500                     4,435,438

Stolt Comex Seaway SA             302,900                     1,779,538
sponsored ADR Class A

                                                              6,214,976



                                 SHARES                      VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Gardner Denver Machinery,         35,000                     $ 446,250
Inc. (a)

METALS & MINING - 0.1%

Cameco Corp.                      20,000                      426,449

OIL & GAS - 12.2%

Compagnie Generale de             140,300                     1,157,475
Geophysique SA sponsored ADR
(a)

Cooper Cameron Corp. (a)          946,276                     21,882,633

Petroleum Geo-Services ASA        116,600                     1,333,613
sponsored ADR (a)

Veritas DGC, Inc. (a)             190,500                     1,797,844

Weatherford International,        1,090,940                   18,545,980
Inc. (a)

                                                              44,717,545

SERVICES - 0.4%

Tuboscope, Inc. (a)               290,900                     1,563,588

SHIP BUILDING & REPAIR - 0.3%

Dril-Quip, Inc. (a)               67,400                      859,350

Halter Marine Group, Inc. (a)     70,000                      280,000

                                                              1,139,350

TOTAL COMMON STOCKS                                           346,089,842
(Cost $567,053,337)

CASH EQUIVALENTS - 5.9%



Taxable Central Cash Fund (b)     21,633,087                  21,633,087
(Cost $21,633,087)

TOTAL INVESTMENT IN                                           $ 367,722,929
SECURITIES - 100%
(Cost $588,686,424)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $457,434,835 and $570,297,633, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $132,958 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    84.6%

Netherlands Antilles        7.0

France                      3.2

Panama                      2.5

Luxembourg                  1.7

Others (individually less   1.0
than 1%)

total                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $633,527,520. Net unrealized depreciation aggregated $265,804,591, of which $2,654,891 related to appreciated investment securities and $268,459,482 related to depreciated investment securities.

The fund hereby designates approximately $34,268,000 as capital gain dividend for the purpose of the dividend paid deduction.

At February 28, 1999, the fund had a capital loss carryforward of approximately $85,150,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $56,642,000 of losses recognized during the period November 1, 1998 to February 28, 1999.
A total of 11% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

ENERGY SERVICE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 367,722,929
value  (cost $588,686,424) -
 See accompanying schedule

Receivable for investments                    1,215,887
sold

Receivable for fund shares                    2,332,234
sold

Dividends receivable                          395,147

Interest receivable                           84,285

Redemption fees receivable                    3,369

 TOTAL ASSETS                                 371,753,851

LIABILITIES

Payable for investments         $ 2,378,387
purchased

Payable for fund shares          2,012,857
redeemed

Accrued management fee           187,002

Other payables and accrued       279,233
expenses

 TOTAL LIABILITIES                            4,857,479

NET ASSETS                                   $ 366,896,372

Net Assets consist of:

Paid in capital                              $ 774,492,783

Accumulated undistributed net                 (186,632,916)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   (220,963,495)
(depreciation) on investments

NET ASSETS, for 28,022,490                   $ 366,896,372
shares outstanding

NET ASSET VALUE and                           $13.09
redemption price per share
($366,896,372 (divided by)
28,022,490 shares)

Maximum offering price per                    $13.49
share (100/97.00 of $13.09)

STATEMENT OF OPERATIONS
                                YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                                $ 3,891,533
Dividends

Interest (including income on                     1,782,191
securities loaned of
$218,074)

 TOTAL INCOME                                     5,673,724

EXPENSES

Management fee                   $ 3,826,822

Transfer agent fees               4,328,274

Accounting and security           545,412
lending fees

Non-interested trustees'          2,014
compensation

Custodian fees and expenses       24,274

Registration fees                 175,479

Audit                             27,810

Legal                             4,387

Reports to shareholders           124,072

 Total expenses before            9,058,544
reductions

 Expense reductions               (217,151)       8,841,393

NET INVESTMENT INCOME (LOSS)                      (3,167,669)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (185,189,396)

 Foreign currency transactions    (1,446)         (185,190,842)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (243,966,833)

 Assets and liabilities in        168             (243,966,665)
foreign currencies

NET GAIN (LOSS)                                   (429,157,507)

NET INCREASE (DECREASE) IN                       $ (432,325,176)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 3,272,526
charges paid to FDC

 Sales charges - Retained by                     $ 3,265,721
FDC

 Deferred sales charges                          $ 9,358
withheld   by FDC

 Exchange fees withheld by FSC                   $ 136,703

 Expense reductions  Directed                    $ 214,503
brokerage arrangements

  Custodian credits                               773

  Transfer agent credits                          1,875

                                                 $ 217,151

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (3,167,669)                 $ (3,364,496)
income (loss)

 Net realized gain (loss)         (185,190,842)                 157,396,467

 Change in net unrealized         (243,966,665)                 12,574,205
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (432,325,176)                 166,606,176
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (54,767,354)                  (52,135,101)
from net realized gains

Share transactions Net            1,182,599,212                 2,385,855,385
proceeds from sales of shares

 Reinvestment of distributions    53,845,591                    51,297,776

 Cost of shares redeemed          (1,305,871,677)               (2,077,124,405)

 NET INCREASE (DECREASE) IN       (69,426,874)                  360,028,756
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  4,414,000                     4,998,236

  TOTAL INCREASE (DECREASE)       (552,105,404)                 479,498,067
IN NET ASSETS

NET ASSETS

 Beginning of period              919,001,776                   439,503,709

 End of period                   $ 366,896,372                 $ 919,001,776

OTHER INFORMATION
Shares

 Sold                             53,434,483                    81,787,357

 Issued in reinvestment of        1,829,614                     2,167,528
distributions

 Redeemed                         (60,036,675)                  (72,645,359)

 Net increase (decrease)          (4,772,578)                   11,309,526




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 F     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.02    $ 20.46    $ 16.09    $ 11.97    $ 11.66
period

Income from Investment
Operations

Net investment income (loss) C    (.10)      (.10)      (.01)      .08 D      .02

Net realized and unrealized       (13.26)    9.36       5.05       4.49       .67
gain (loss)

Total from investment             (13.36)    9.26       5.04       4.57       .69
operations

Less Distributions

 From net investment income       -          -          -          (.04)      (.01)

In excess of net investment       -          -          -          -          (.01)
income

From net realized gain            (1.71)     (1.85)     (.79)      (.48)      (.35)

In excess of net realized gain    -          -          -          -          (.13)

Total distributions               (1.71)     (1.85)     (.79)      (.52)      (.50)

Redemption fees added to paid     .14        .15        .12        .07        .12
in capital

Net asset value, end of period   $ 13.09    $ 28.02    $ 20.46    $ 16.09    $ 11.97

TOTAL RETURN A, B                 (50.57)%   48.43%     32.26%     39.15%     7.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 366,896  $ 919,002  $ 439,504  $ 273,805  $ 63,794
(000 omitted)

Ratio of expenses to average      1.39%      1.25%      1.47%      1.59%      1.81%
net assets

Ratio of expenses to average      1.35% E    1.22% E    1.45% E    1.58% E    1.79% E
net assets after expense
reductions

Ratio of net investment           (.49)%     (.35)%     (.07)%     .60%       .19%
income (loss) to average net
assets

Portfolio turnover rate           75%        78%        167%       223%       209%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D INVESTMENT
INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND WHICH
AMOUNTED TO $.02 PER SHARE.
E FMR OR THE FUND HAS
ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. F FOR THE
YEAR ENDED FEBRUARY 29.

GOLD PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT GOLD                   -15.69%      -39.16%       -11.85%

SELECT GOLD (LOAD ADJ.)       -18.29%      -41.06%       -14.57%

S&P 500                       19.74%       194.91%       459.21%

GS Natural Resources          -20.88%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index
- a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT GOLD                 -15.69%      -9.46%        -1.25%

SELECT GOLD  (LOAD ADJ.)    -18.29%      -10.03%       -1.56%

S&P 500                     19.74%       24.15%        18.78%

GS Natural Resources        -20.88%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Gold                        S&P 500
             00041                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9358.89                    10233.00
  1989/04/30       8906.14                    10764.09
  1989/05/31       8583.63                    11200.04
  1989/06/30       9067.39                    11136.20
  1989/07/31       9160.42                    12141.80
  1989/08/31       9625.58                    12379.78
  1989/09/30       9681.39                    12329.02
  1989/10/31       9780.63                    12042.99
  1989/11/30      11027.24                    12288.66
  1989/12/31      10853.58                    12583.59
  1990/01/31      11331.14                    11739.23
  1990/02/28      11014.83                    11890.67
  1990/03/31      10586.89                    12205.77
  1990/04/30       9439.51                    11900.63
  1990/05/31      10270.59                    13060.94
  1990/06/30       9613.17                    12972.12
  1990/07/31      10282.99                    12930.61
  1990/08/31      10096.93                    11761.68
  1990/09/30      10090.73                    11188.89
  1990/10/31       8434.78                    11140.78
  1990/11/30       8329.35                    11860.47
  1990/12/31       8986.76                    12191.38
  1991/01/31       7740.15                    12722.92
  1991/02/28       8440.98                    13632.61
  1991/03/31       8409.97                    13962.52
  1991/04/30       8112.28                    13996.03
  1991/05/31       8391.37                    14600.66
  1991/06/30       8955.75                    13931.95
  1991/07/31       8856.52                    14581.18
  1991/08/31       8137.08                    14926.75
  1991/09/30       8000.64                    14677.48
  1991/10/31       8614.64                    14874.16
  1991/11/30       8596.04                    14274.73
  1991/12/31       8434.78                    15907.76
  1992/01/31       8639.45                    15611.87
  1992/02/29       8372.76                    15814.83
  1992/03/31       7802.17                    15506.44
  1992/04/30       7405.24                    15962.33
  1992/05/31       7932.42                    16040.54
  1992/06/30       8447.19                    15801.54
  1992/07/31       8980.56                    16447.82
  1992/08/31       8813.11                    16110.64
  1992/09/30       8763.49                    16300.75
  1992/10/31       8503.01                    16357.80
  1992/11/30       7783.57                    16915.60
  1992/12/31       8174.30                    17123.66
  1993/01/31       8019.25                    17267.50
  1993/02/28       8775.90                    17502.34
  1993/03/31       9762.02                    17871.64
  1993/04/30      10996.23                    17439.14
  1993/05/31      12218.03                    17906.51
  1993/06/30      12931.27                    17958.44
  1993/07/31      13960.81                    17886.61
  1993/08/31      13228.96                    18564.51
  1993/09/30      11827.30                    18421.56
  1993/10/31      13594.88                    18802.89
  1993/11/30      13607.29                    18624.26
  1993/12/31      14605.82                    18849.62
  1994/01/31      14612.02                    19490.50
  1994/02/28      14053.84                    18962.31
  1994/03/31      14394.95                    18135.55
  1994/04/30      13179.35                    18367.69
  1994/05/31      13749.94                    18668.92
  1994/06/30      13073.91                    18211.53
  1994/07/31      12881.65                    18808.87
  1994/08/31      13489.45                    19580.03
  1994/09/30      14667.84                    19100.32
  1994/10/31      13607.29                    19530.08
  1994/11/30      11994.76                    18818.79
  1994/12/31      12348.27                    19097.87
  1995/01/31      11058.25                    19593.08
  1995/02/28      11436.57                    20356.63
  1995/03/31      13191.75                    20957.35
  1995/04/30      13142.14                    21574.54
  1995/05/31      13415.03                    22436.88
  1995/06/30      13601.09                    22958.09
  1995/07/31      13967.01                    23719.38
  1995/08/31      13998.02                    23778.91
  1995/09/30      13991.82                    24782.38
  1995/10/31      12304.86                    24693.91
  1995/11/30      13446.04                    25777.97
  1995/12/31      13731.33                    26274.46
  1996/01/31      16168.73                    27168.84
  1996/02/29      16813.75                    27420.69
  1996/03/31      17216.88                    27684.75
  1996/04/30      17626.21                    28092.83
  1996/05/31      19548.85                    28817.34
  1996/06/30      16788.94                    28927.14
  1996/07/31      16478.84                    27649.13
  1996/08/31      18159.59                    28232.26
  1996/09/30      17824.68                    29821.17
  1996/10/31      17334.72                    30643.63
  1996/11/30      16590.47                    32959.99
  1996/12/31      16466.67                    32307.05
  1997/01/31      15764.75                    34325.59
  1997/02/28      17838.90                    34594.71
  1997/03/31      15005.92                    33173.21
  1997/04/30      14099.42                    35153.65
  1997/05/31      14908.35                    37293.80
  1997/06/30      13631.44                    38964.57
  1997/07/31      13417.51                    42064.98
  1997/08/31      13544.53                    39708.50
  1997/09/30      14701.10                    41883.33
  1997/10/31      12448.13                    40484.43
  1997/11/30       9513.26                    42358.45
  1997/12/31       9981.24                    43085.75
  1998/01/31      10536.12                    43562.28
  1998/02/28      10141.69                    46703.99
  1998/03/31      10803.54                    49095.70
  1998/04/30      11431.96                    49589.60
  1998/05/31       9820.79                    48737.16
  1998/06/30       8624.11                    50716.86
  1998/07/31       7989.00                    50176.72
  1998/08/31       5903.17                    42922.17
  1998/09/30       9145.57                    45671.77
  1998/10/31       8871.47                    49386.71
  1998/11/30       8684.28                    52380.04
  1998/12/31       9118.83                    55398.18
  1999/01/31       8864.78                    57714.93
  1999/02/26       8543.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 162024 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have been $8,543
- a 14.57% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Getchell Gold Corp.               11.9

Meridian Gold, Inc.               10.8

Euro-Nevada Mining Corp. Ltd.     8.6

Barrick Gold Corp.                7.0

Normandy Mining Ltd.              6.7

Newmont Mining Corp.              4.8

Anglogold Ltd.                    4.3

Stillwater Mining Co.             4.0

Compania de Minas                 3.9
Buenaventura SA Class B

Franco Nevada Mining Corp. Ltd.   3.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Gold Ores 60.1%
Gold & Silver Ores 24.4%
Silver Ores 4.8%
Miscellaneous Nonmetallic Minerals 2.5%
Metal Mining Services 1.3%
All Others 6.9%*

Row: 1, Col: 1, Value: 6.9
Row: 1, Col: 2, Value: 1.3
Row: 1, Col: 3, Value: 2.5
Row: 1, Col: 4, Value: 4.8
Row: 1, Col: 5, Value: 24.4
Row: 1, Col: 6, Value: 60.1

* INCLUDES SHORT-TERM INVESTMENTS

GOLD PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of George Domolky)

George Domolky,
Portfolio Manager
of Fidelity Select
Gold Portfolio

Q. HOW DID THE FUND PERFORM, GEORGE?

A. The fund once again had a negative return but performed well relative to the more meaningful of its two benchmarks. For the 12 months that ended February 28, 1999, the fund had a total return of -15.69%, while the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - returned -20.88%. The Standard & Poor's 500 Index posted a return of 19.74% during the same period.

Q. WHY DID THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX BUT LAG THE S&P
500?

A. As always, the price of gold played a major role in determining how the fund performed. Following a difficult period of steadily falling prices in 1997, gold stabilized in 1998 and ended the period essentially where it began, around $290 per ounce. On the other hand, the prices of some other commodities, such as copper and nickel, continued to fall during the period. The Goldman Sachs index contains the stocks of companies involved in the production of a wide variety of natural resources, including copper and nickel. The weakness of those commodities, together with the fund's favorable stock selection process, helped the fund's performance relative to the Goldman Sachs index. Although gold stabilized, it remained low by historical standards, and many mining companies found it difficult to do business profitably. Consequently, investors tended to favor stocks from other sectors over precious metals shares, as evidenced by the fund's poor showing against the S&P 500.

Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?

A. Reflecting the June 1, 1998, change in the fund's investment policies allowing it to invest in precious metals mining companies anywhere in the world, I pursued a strategy of broadening the fund's exposure to companies in Australia and, to a lesser extent, South Africa. Although foreign investments are commonly viewed as having greater risk than domestic ones, this strategy enabled the fund to purchase stocks that, in general, were more modestly valued and performed better than their peers in the United States and Canada. In addition, the fund maintained its overall emphasis on finding strong companies with healthy balance sheets and the ability to add meaningfully to production.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Getchell Gold, the fund's largest holding for much of the period, was also the holding that made the most positive contribution to performance. The company received a takeover bid from competitor Placer Dome at a price considerably above Getchell's market price, which buoyed the stock. Stillwater Mining was another positive contributor. The company, which produces platinum and palladium, was helped by higher prices resulting from cutbacks in Russian exports of those metals. A third helpful holding was Buenaventura. The company is a major gold producer in Chile and co-owner, with Newmont Mining, of one of the lowest-cost mines in the world.

Q. WHAT STOCKS WERE DETRIMENTAL TO PERFORMANCE?

A. Greenstone Resources was the holding that hurt performance most. The stock performed poorly after the company reported disappointing production numbers. TVX Gold reacted poorly when the company encountered delays in starting production at some new mines in Greece. Pioneer Group suffered from poor gold mining results in Ghana. The fund did not hold these positions at the end of the period.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. The Far East is traditionally a strong source of demand for gold jewelry, so a recovery in that region, particularly in Japan, would be favorable for the yellow metal. In addition, gold is traditionally viewed as a hedge against inflation, so any upturn in the inflation outlook - a real possibility with the U.S. economy growing faster than expected and economic forces in Asia beginning to recover - would help the outlook for gold. Another factor to consider is central bank sales, which helped to drive gold prices lower for the past several years. Now that the European Economic Community has officially launched its currency, the euro, it seems likely that, while central bank sales in Europe may continue on a smaller scale, they will no longer occur at levels that will depress the price of gold. Although these developments seem promising, the fund does not make bets on the price of gold, but rather attempts to invest in companies that can benefit regardless of the level of gold prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 041

TRADING SYMBOL: FSAGX

SIZE: as of February 28, 1999, more than $179 million

MANAGER: George Domolky, since 1997;
manager, Fidelity Select Precious Metals and
Minerals Portfolio, since 1997; Fidelity Canada
Fund, 1987-1996; Fidelity Select Food and
Agriculture Portfolio, 1985-1987; joined Fidelity in
1981

GOLD PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.7%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 10.3%

METALS & MINING - 1.0%

METAL MINING SERVICES - 1.0%

Acacia Resources Ltd.             1,360,755                  $ 1,809,059

PRECIOUS METALS - 9.3%

GOLD & SILVER ORES - 7.2%

Normandy Mining Ltd.              14,388,954                  12,278,425

Sons of Gwalia NL                 307,210                     896,627

                                                              13,175,052

GOLD ORES - 2.1%

Delta Gold NL                     895,509                     1,317,896

Lihir Gold Ltd. (a)               1,433,500                   1,170,054

Resolute Ltd.                     1,900,000                   1,327,597

                                                              3,815,547

TOTAL PRECIOUS METALS                                         16,990,599

TOTAL AUSTRALIA                                               18,799,658

CANADA - 48.1%

METALS & MINING - 2.8%

METAL MINING SERVICES - 0.3%

Minefinders Corp. Ltd. (a)        297,600                     325,667

Minefinders Corp. Ltd. (a)(c)     200,000                     218,862

                                                              544,529

MISCELLANEOUS NONMETALLIC
MINERALS - 2.5%

Aber Resources Ltd. (a)           291,700                     2,011,991

Camphor Ventures, Inc. (a)        14,100                      6,827

DIA Metropolitan Minerals Ltd.:

Class A (sub-vtg.) (a)            50,650                      520,676

Class B (multi-vtg.) (a)          172,400                     2,000,929

                                                              4,540,423

TOTAL METALS & MINING                                         5,084,952

OIL & GAS - 0.4%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.4%

Southwestern Gold Corp. (a)       227,500                     829,851

PRECIOUS METALS - 44.9%

GOLD & SILVER ORES - 1.0%

Goldcorp, Inc. Class A (a)        221,100                     1,319,737

Richmont Mines, Inc. (a)          187,300                     434,773

                                                              1,754,510

GOLD ORES - 43.9%

Agnico-Eagle Mines Ltd.           447,800                     2,465,009

Argentina Gold Corp. (a)          164,900                     479,017

Barrick Gold Corp.                724,100                     12,798,292

Cambior, Inc.                     1,142,400                   4,508,078



                                 SHARES                      VALUE (NOTE 1)

Crown Resources Corp. (a)         307,700                    $ 788,481

Euro-Nevada Mining Corp. Ltd.     1,096,400                   15,851,917

Francisco Gold Corp. (a)          182,200                     1,147,964

Francisco Gold Corp. (a)(c)       144,500                     910,432

Franco Nevada Mining Corp.        424,600                     6,561,334
Ltd.

Franco Nevada Mining Corp.        106,900                     1,651,923
Ltd. (c)

Franco Nevada Mining Corp.        33,334                      276,346
Ltd.  Class B warrants
9/15/98 (a)(c)

Geomaque Explorations Ltd. (a)    678,100                     535,176

Glamis Gold Ltd. (a)              125,300                     216,063

High River Gold Mines Ltd. (a)    60,000                      19,101

IAMGOLD, International            195,200                     608,463
African Mining Gold Corp. (a)

IAMGOLD, International            60,000                      187,027
African Mining Gold Corp.
(a)(c)

Kinross Gold Corp. (a)            573,100                     1,277,103

Kinross Gold Corp. (a)(c)         320,000                     713,092

Meridian Gold, Inc. (a)           3,519,700                   19,841,789

Metallica Resources, Inc.         1,042,100                   414,684
(a)(d)

Metallica Resources, Inc.         100,000                     39,793
(a)(c)(d)

Mountain Province Mining,         874,900                     1,740,748
Inc. (a)

Placer Dome, Inc.                 455,400                     4,983,486

Repadre Capital Corp. (a)         156,200                     269,346

Repadre Capital Corp. (a)(c)      155,000                     267,277

Rio Narcea Gold Mines Ltd. (a)    221,800                     189,761

Teck Corp. Class B (sub-vtg.)     220,300                     1,556,039

Vengold, Inc. (a)                 315,000                     96,100

Viceroy Resources Corp. (a)       130,000                     146,571

                                                              80,540,412

TOTAL PRECIOUS METALS                                         82,294,922

TOTAL CANADA                                                  88,209,725

GHANA - 1.5%

PRECIOUS METALS - 1.5%

GOLD ORES - 1.5%

Ashanti Goldfields Co. Ltd.       316,422                     2,808,245
GDR

PERU - 4.8%

PRECIOUS METALS - 4.8%

SILVER ORES - 4.8%

Compania de Minas
Buenaventura SA:

Class B                           1,041,419                   7,121,962

Series A sponsored ADR            224,445                     1,546,762

sponsored ADR Class B             11,700                      157,219

                                                              8,825,943

SOUTH AFRICA - 5.0%

PRECIOUS METALS - 5.0%

GOLD & SILVER ORES - 4.3%

Anglogold Ltd.                    219,200                     8,002,779

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SOUTH AFRICA - CONTINUED

PRECIOUS METALS - CONTINUED

GOLD ORES - 0.7%

Gold Fields Ltd.                  231,700                    $ 1,242,670

TOTAL PRECIOUS METALS                                         9,245,449

UNITED STATES OF AMERICA -
25.0%

METALS & MINING - 0.8%

COPPER ORES - 0.8%

Freeport-McMoRan Copper &         152,500                     1,439,219
Gold, Inc. Class B

PRECIOUS METALS - 23.8%

GOLD & SILVER ORES - 11.9%

Getchell Gold Corp. (a)           844,648                     21,908,057

GOLD ORES - 11.9%

Battle Mountain Gold Co.          109,700                     370,238

Homestake Mining Co.              425,006                     3,904,743

Newmont Mining Corp.              510,565                     8,807,246

Stillwater Mining Co. (a)         320,900                     7,360,644

Stillwater Mining Co. (a)(c)      59,400                      1,362,488

                                                              21,805,359

TOTAL PRECIOUS METALS                                         43,713,416

SERVICES - 0.4%

JEWELRY, PRECIOUS METAL - 0.4%

Lazare Kaplan International,      85,300                      629,088
Inc. (a)

TOTAL UNITED STATES OF AMERICA                                45,781,723

TOTAL COMMON STOCKS                                           173,670,743
(Cost $214,333,271)

CASH EQUIVALENTS - 5.3%



Taxable Central Cash Fund (b)     9,775,494                   9,775,494
(Cost $9,775,494)

TOTAL INVESTMENT IN                                           $ 183,446,237
SECURITIES - 100%
(Cost $224,108,765)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,627,240 or 3.1% of net assets.

(d) Affilliated Company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $114,881,881 and $115,404,549, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,916 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $4,983,442. The fund received cash collateral of $5,464,800.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $5,749,000 and $3,319,000, respectively. The weighted average interest rate was 5.21%.

Transactions during the period with companies which are or were affiliates are as follows:

                         PURCHASE SALES     DIVIDEND VALUE
AFFILIATE                COST     COST      INCOME
Mentor Exploration
& Development Co. Ltd.   $ -      $ 182,383 $ -      $ -
Metallica Resources, Inc.-        -         -        454,477
TOTALS                   $ -      $ 182,383 $ -      $ 454,477

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $225,745,288. Net unrealized depreciation aggregated $42,299,051, of which $21,822,102 related to appreciated investment securities and $64,121,153 related to depreciated investment securities.

At February 28, 1999 the fund had a capital loss carryforward of approximately $52,460,000 of which $35,849,000 and $16,611,000 will expire on February 28, 2006 and 2007, respectively.

The fund intends to defer to its fiscal year ending February 29, 2000 approximately $24,084,000 of losses recognized during the period
November 1, 1998 to February 28, 1999.

GOLD PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 183,446,237
value  (cost $224,108,765) -
 See accompanying schedule

Receivable for investments                   5,195,313
sold

Receivable for fund shares                   329,962
sold

Dividends receivable                         507,752

Interest receivable                          17,484

Redemption fees receivable                   3,723

Other receivables                            3,500

 TOTAL ASSETS                                189,503,971

LIABILITIES

Payable for investments        $ 3,131,072
purchased

Payable for fund shares         1,024,503
redeemed

Accrued management fee          92,759

Other payables and accrued      171,510
expenses

Collateral on securities        5,464,800
loaned,  at value

 TOTAL LIABILITIES                           9,884,644

NET ASSETS                                  $ 179,619,327

Net Assets consist of:

Paid in capital                             $ 298,496,829

Accumulated net investment                   (35,591)
loss

Accumulated undistributed net                (78,176,418)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (40,665,493)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 14,044,991                  $ 179,619,327
shares outstanding

NET ASSET VALUE and                          $12.79
redemption price per share
($179,619,327 (divided by)
14,044,991 shares)

Maximum offering price per                   $13.19
share (100/97.00 of $12.79)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                               $ 1,663,035
Dividends

Interest (including income on                    288,508
securities loaned of $11,259)

 TOTAL INCOME                                    1,951,543

EXPENSES

Management fee                   $ 1,216,228

Transfer agent fees               1,592,230

Accounting and security           199,767
lending fees

Non-interested trustees'          654
compensation

Custodian fees and expenses       96,242

Registration fees                 70,643

Audit                             15,879

Legal                             1,155

Interest                          6,342

Reports to shareholders           42,148

 Total expenses before            3,241,288
reductions

 Expense reductions               (66,010)       3,175,278

NET INVESTMENT INCOME (LOSS)                     (1,223,735)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (31,983,550)
(including realized loss
$171,879 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (25,270)       (32,008,820)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (3,271,556)

 Assets and liabilities in        (6,482)        (3,278,038)
foreign currencies

NET GAIN (LOSS)                                  (35,286,858)

NET INCREASE (DECREASE) IN                      $ (36,510,593)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 691,742
charges paid to FDC

 Sales charges - Retained by                    $ 685,928
FDC

 Deferred sales charges                         $ 19,578
withheld   by FDC

 Exchange fees withheld by FSC                  $ 32,157

Expense Reductions

 Direct brokerage arrangements                  $ 65,602

 Transfer agent credits                          408

                                                $ 66,010

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (1,223,735)                 $ (1,879,396)
income (loss)

 Net realized gain (loss)         (32,008,820)                  (42,330,692)

 Change in net unrealized         (3,278,038)                   (126,678,432)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (36,510,593)                  (170,888,520)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (17,386,044)
from net realized gains

Share transactions Net            403,467,113                   510,192,668
proceeds from sales of shares

 Reinvestment of distributions    -                             17,026,797

 Cost of shares redeemed          (408,945,830)                 (549,713,586)

 NET INCREASE (DECREASE) IN       (5,478,717)                   (22,494,121)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,940,375                     2,333,972

  TOTAL INCREASE (DECREASE)       (40,048,935)                  (208,434,713)
IN NET ASSETS

NET ASSETS

 Beginning of period              219,668,262                   428,102,975

 End of period (including        $ 179,619,327                 $ 219,668,262
accumulated net investment
loss of $35,591 and
$2,671,127, respectively)

OTHER INFORMATION
Shares

 Sold                             29,231,688                    26,655,922

 Issued in reinvestment of        -                             755,071
distributions

 Redeemed                         (29,663,500)                  (28,111,853)

 Net increase (decrease)          (431,812)                     (700,860)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.17    $ 28.21    $ 27.11    $ 18.44    $ 22.66
period

Income from Investment
Operations

Net investment income (loss) C    (.08)      (.13)      (.16)      (.06)      (.05)

Net realized and unrealized       (2.43)     (11.78)    1.60       8.62       (4.25)
gain (loss)

Total from investment             (2.51)     (11.91)    1.44       8.56       (4.30)
operations

Less Distributions

From net realized gain            -          (1.29)     (.50)      -          -

Redemption fees added to paid     .13        .16        .16        .11        .08
in capital

Net asset value, end of period   $ 12.79    $ 15.17    $ 28.21    $ 27.11    $ 18.44

TOTAL RETURN A, B                 (15.69)%   (43.15)%   6.10%      47.02%     (18.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 179,619  $ 219,668  $ 428,103  $ 451,493  $ 278,197
(000 omitted)

Ratio of expenses to average      1.57%      1.55%      1.44%      1.39%      1.41%
net assets

Ratio of expenses to average      1.54% D    1.48% D    1.42% D    1.39%      1.41%
net assets after expense
reductions

Ratio of net investment           (.59)%     (.67)%     (.59)%     (.27)%     (.22)%
income (loss) to average net
assets

Portfolio turnover rate           59%        89%        63%        56%        34%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.

NATURAL RESOURCES PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  LIFE OF FUND
1999

SELECT NATURAL RESOURCES        -24.57%      -19.06%

SELECT NATURAL RESOURCES        -26.91%      -21.56%
(LOAD ADJ.)

S&P 500                         19.74%       60.71%

GS Natural Resources            -20.88%      -7.26%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  LIFE OF FUND
1999

SELECT NATURAL RESOURCES        -24.57%      -10.07%

SELECT NATURAL RESOURCES        -26.91%      -11.48%
(LOAD ADJ.)

S&P 500                         19.74%       26.89%

GS Natural Resources            -20.88%      -3.72%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND

             Natural Resources           S&P 500
             00514                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9438.10                     9533.50
  1997/04/30       9428.40                    10102.65
  1997/05/31      10262.60                    10717.70
  1997/06/30      10320.80                    11197.85
  1997/07/31      10931.90                    12088.86
  1997/08/31      10980.40                    11411.64
  1997/09/30      11785.50                    12036.66
  1997/10/31      11145.30                    11634.64
  1997/11/30      10233.50                    12173.20
  1997/12/31      10328.82                    12382.22
  1998/01/31      10010.40                    12519.16
  1998/02/28      10408.43                    13422.05
  1998/03/31      10826.36                    14109.39
  1998/04/30      11224.38                    14251.33
  1998/05/31      10627.34                    14006.35
  1998/06/30      10179.56                    14575.29
  1998/07/31       9363.60                    14420.06
  1998/08/31       7572.48                    12335.21
  1998/09/30       9025.28                    13125.40
  1998/10/31       9065.08                    14193.02
  1998/11/30       8726.76                    15053.26
  1998/12/31       8617.30                    15920.63
  1999/01/31       8030.21                    16586.43
  1999/02/26       7844.00                    16070.92
IMATRL PRASUN   SHR__CHT 19990228 19990307 165520 R00000000000027

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have been $7,844 - a 21.56% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,071 - a 60.71% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                                % OF FUND'S INVESTMENTS

Mobil Corp.                      8.2

USX-Marathon Group               6.0

BP Amoco PLC sponsored ADR       5.9

Elf Aquitaine SA sponsored ADR   5.2

Total SA sponsored ADR           5.1

Exxon Corp.                      4.9

Schlumberger Ltd.                4.3

Halliburton Co.                  3.8

Chevron Corp.                    3.7

Amerada Hess Corp.               3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1999
% OF FUND'S INVESTMENTS
Oil & Gas 63.5%
Energy Services 18.8%
Precious Metals 6.1%
Metals & Mining 4.4%
Gas 0.8%
All Others 6.4%*

Row: 1, Col: 1, Value: 6.4
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 4.4
Row: 1, Col: 4, Value: 6.1
Row: 1, Col: 5, Value: 18.8
Row: 1, Col: 6, Value: 62.5

* INCLUDES SHORT-TERM INVESTMENTS

NATURAL RESOURCES PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Larry Rakers)

Larry Rakers,
Portfolio Manager
Fidelity Select Natural
Resources Portfolio

Q. HOW DID THE FUND PERFORM, LARRY?

A. The natural resources sector continued to suffer during the period. For the 12 months that ended February 28, 1999, the fund returned -24.57%. The Standard & Poor's 500 Index returned 19.74% during the same period. The fund also compares its performance to the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - which returned -20.88% during the 12-month period.

Q. WHAT MARKET FACTORS HURT PERFORMANCE AND WHAT CAUSED THE FUND TO UNDERPERFORM THE GOLDMAN SACHS INDEX FOR THE PERIOD?

A. The major cause of poor performance was weak global economic growth. Many international economies continue to languish in a mire of political, financial and currency troubles. Over the past couple of years, the global demand for natural resources has declined from approximately a 2% annual growth rate to 0%. In this environment, even a slight increase in the supply of natural resources is too much, and, as a result, commodity prices tanked across the board. Regarding the fund's performance relative to the Goldman Sachs index, the fund underperformed because I allocated a larger percentage of fund assets to small and mid-cap integrated oil companies, energy service companies and drillers compared to the index. These companies are more sensitive to oil prices and underperformed the larger integrated oil companies, such as Mobil and Exxon, in this bearish environment.

Q. WHY DID YOU OVERWEIGHT THE FUND IN MORE AGGRESSIVE OIL COMPANIES, RELATIVE TO THE INDEX?

A. In hindsight, I was early in my prediction that oil prices were poised to rebound. However, I am comfortable with the fund's asset allocation. I believe for a number of reasons - which I will discuss in more detail in my market outlook - that we are starting to see signs of impending strength in oil prices. As a result, if we do see an increase in oil prices, the smaller-cap integrated oil companies and energy service companies - which are more sensitive to oil prices
- should perform better than the larger-cap integrated oil companies, such as Mobil, BP Amoco and Exxon.

Q. WERE THERE ANY BRIGHT SPOTS IN THIS DIFFICULT ENVIRONMENT?

A. The major oil stocks, such as BP Amoco, Mobil and Exxon, managed to produce solid gains over the past year. All of these stocks provided a boost to the fund's total return and rallied in response to merger announcements. In comparison, the majority of secondary energy stocks
- drillers, oil service and oil equipment - posted significant losses for the year. Gold was the star of the metals group. The price of gold was essentially flat during the past 12-month period, while prices for most other commodities were down approximately 20% to 30% for the same period.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. With the exception of the large integrated oil stocks and a select group of precious-metals companies, the natural resources sector experienced negative returns across the board. With energy prices hitting 12-year lows, significant detractors were USX-Marathon, Tosco, Weatherford International and Schlumberger. As I mentioned earlier, the stock prices of these energy service companies are even more dependent on energy prices than the larger integrated oil companies. When the prices of oil and natural gas drop below a certain level, it no longer makes economic sense to explore for these fuels or drill new wells. In this environment, business deteriorates for energy service companies such as Weatherford and Schlumberger, and their stock prices suffer. On the other hand, if energy prices pick up, earnings can rise exponentially for these companies.

Q. WHAT'S YOUR OUTLOOK, LARRY?

A. I'm starting to get excited about the outlook for natural resources for the first time in a while. Look at oil, for instance, where we are starting to see a response on the supply side to price movement. For example, as oil prices declined, the typical oil company cut capital expenditures by 30%, cut back on exploration, and the number of rigs drilling for oil and gas fell to a 49-year low. As a result, oil and gas production will most likely fall in 1999. In addition, some base-metals mines have been closing worldwide. If we get even a slight rebound in demand from Asia or Latin America, it will not take much for a squeeze on supply. This situation could set the stage for an increase in commodity prices, which ultimately could be good for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: March 3, 1997

FUND NUMBER: 514

TRADING SYMBOL: FNATF

SIZE: as of February 28, 1999, more than $5 million

MANAGER: Lawrence Rakers, since inception;
manager, Fidelity Select Energy Portfolio, since 1997; Fidelity Select Paper and Forest
Products Portfolio, Fidelity Select Precious
Metals and Minerals Portfolio,1996-1997;
Fidelity Select American Gold Portfolio
1995-1997; joined Fidelity in 1993

NATURAL RESOURCES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.7%

                                 SHARES                 VALUE (NOTE 1)

ENERGY SERVICES - 18.8%

Baker Hughes, Inc.                5,290                 $ 95,220

BJ Services Co. (a)               5,000                  70,313

Carbo Ceramics, Inc.              200                    3,200

Coflexip SA sponsored ADR         1,500                  43,125

ENSCO International, Inc.         6,200                  55,025

Global Marine, Inc. (a)           1,500                  11,625

Halliburton Co.                   7,000                  197,750

Helmerich & Payne, Inc.           2,200                  35,888

Marine Drilling Companies,        1,300                  8,288
Inc. (a)

Nabors Industries, Inc. (a)       3,800                  43,700

Noble Drilling Corp. (a)          5,300                  65,588

Pool Energy Services Co. (a)      2,500                  25,391

Santa Fe International Corp.      2,300                  30,763

Schlumberger Ltd.                 4,626                  224,650

Smith International, Inc.         2,200                  53,488

Transocean Offshore, Inc.         200                    4,125

UTI Energy Corp. (a)              1,400                  8,138

                                                         976,277

ENGINEERING - 0.2%

Stolt Comex Seaway SA             1,800                  10,575
sponsored ADR Class A

GAS - 0.8%

Dynegy, Inc.                      2,000                  24,000

Williams Companies, Inc.          500                    18,500

                                                         42,500

METALS & MINING - 4.4%

Alcoa, Inc.                       3,800                  153,900

Breakwater Resources Ltd. (a)     13,700                 9,086

Cameco Corp.                      800                    17,058

Camphor Ventures, Inc. (a)        16,400                 7,940

Cominco Ltd.                      600                    8,257

Cyprus Amax Minerals Co.          700                    7,875

Freeport-McMoRan Copper &         400                    3,700
Gold, Inc.

Inco Ltd.                         1,100                  13,788

Rio Algom Ltd.                    700                    7,289

                                                         228,893

OIL & GAS - 63.4%

Alberta Energy Co. Ltd.           1,000                  21,455

Amerada Hess Corp.                3,600                  163,350

Anadarko Petroleum Corp.          1,600                  44,000

Apache Corp.                      400                    7,975

Berkley Petroleum Corp. (a)       1,000                  5,438

BP Amoco PLC sponsored ADR        3,577                  304,045

Burlington Resources, Inc.        557                    18,033

Canadian Natural Resources        1,000                  13,828
Ltd. (a)



                                 SHARES                 VALUE (NOTE 1)

Chevron Corp.                     2,500                 $ 192,188

Compagnie Generale de             1,300                  10,725
Geophysique SA sponsored ADR
(a)

Conoco, Inc. Class A              600                    12,188

Cooper Cameron Corp. (a)          200                    4,625

Crestar Energy, Inc. (a)          900                    6,088

Elf Aquitaine SA sponsored ADR    5,200                  268,450

Eni Spa sponsored ADR             100                    5,900

Enron Oil & Gas Co.               2,100                  34,650

Exxon Corp.                       3,800                  252,938

Frontier Oil Corp. (a)            18,700                 98,175

Gulf Canada Resources Ltd. (a)    6,000                  14,286

Imperial Oil Ltd.                 5,700                  88,082

Louis Dreyfus Natural Gas         1,600                  19,100
Corp. (a)

Magnum Hunter Resources, Inc.     3,600                  9,225
(a)

Mobil Corp.                       5,100                  424,248

Noble Affiliates, Inc.            700                    15,838

Occidental Petroleum Corp.        200                    3,013

Ocean Energy, Inc. (a)            1,000                  4,250

Oryx Energy Co. (a)               5,300                  54,988

Paramount Resources Ltd. (c)      1,400                  11,931

Penn West Petroleum Ltd. (a)      500                    4,958

Petro-Canada                      3,400                  36,530

Petrobras PN (Pfd. Reg.)          1                      0

Phillips Petroleum Co.            200                    7,738

Plains Resources, Inc. (a)        4,100                  37,925

Renaissance Energy Ltd. (a)       600                    5,292

Rio Alto Exploration Ltd. (a)     2,200                  19,479

Seagull Energy Corp. (a)          3,100                  14,725

Shell Transport & Trading Co.
PLC:

ADR                               2,000                  67,125

(Reg.)                            10,000                 55,938

Snyder Oil Corp.                  500                    5,219

Suncor Energy, Inc.               1,800                  52,706

Tesoro Petroleum Corp. (a)        1,200                  9,600

Texaco, Inc.                      3,400                  158,313

Tosco Corp.                       2,000                  41,375

Total SA sponsored ADR            5,100                  263,288

Ulster Petroleums Ltd. (a)        1,700                  9,471

Ultramar Diamond Shamrock         1,100                  21,725
Corp.

Union Pacific Resources           3,300                  29,494
Group, Inc.

USX-Marathon Group                15,000                 310,313

Veritas DGC, Inc. (a)             300                    2,831

Vintage Petroleum, Inc.           800                    3,550

Weatherford International,        1,195                  20,315
Inc. (a)

                                                         3,286,922

PRECIOUS METALS - 6.1%

Argentina Gold Corp. (a)          10,000                 29,049

Getchell Gold Corp. (a)           4,200                  108,938

Greenstone Resources Ltd. (a)     71,232                 26,928

Greenstone Resources Ltd.         500                    189
(a)(c)

Meridian Gold, Inc. (a)           10,600                 59,756

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

PRECIOUS METALS - CONTINUED

Mountain Province Mining,         1,500                 $ 2,984
Inc. (a)

Pan American Silver Corp. (a)     1,700                  9,527

Stillwater Mining Co. (a)         3,350                  76,841

William Resources, Inc.           15,750                 0
warrants 12/31/02 (a)(c)

                                                         314,212

TOTAL COMMON STOCKS                                      4,859,379
(Cost $5,603,913)

CONVERTIBLE PREFERRED STOCKS
- 0.1%



OIL & GAS - 0.1%

Chesapeake Energy Corp. $3.50     600                    5,700
(Cost $5,825)

CASH EQUIVALENTS - 6.2%



Taxable Central Cash Fund (b)     323,594                323,594
(Cost $323,594)

TOTAL INVESTMENT IN                                      $ 5,188,673
SECURITIES - 100%
(Cost $5,933,332)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,120 or 0.2% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $9,348,795 and $9,820,624, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,189 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    66.5%

France                      11.3

Canada                      9.3

United Kingdom              8.3

Netherlands Antilles        4.3

Others (individually less   0.3
than 1%)

TOTAL                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $6,257,950. Net unrealized depreciation aggregated $1,069,277, of which $148,481 related to appreciated investment securities and $1,217,758 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $563,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $345,000 of losses recognized during the period

November 1, 1998 to February 28, 1999.

NATURAL RESOURCES PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                    FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 5,188,673
value  (cost $5,933,332) -
See accompanying schedule

Receivable for investments                 7,140
sold

Receivable for fund shares                 5,460
sold

Dividends receivable                       17,363

Interest receivable                        1,399

Redemption fees receivable                 191

Receivable from investment                 479
adviser for expense
reductions

 TOTAL ASSETS                              5,220,705

LIABILITIES

Payable to custodian bank       $ 23,647

Payable for investments          9,145
purchased

Payable for fund shares          30,673
redeemed

Other payables and accrued       23,094
expenses

 TOTAL LIABILITIES                         86,559

NET ASSETS                                $ 5,134,146

Net Assets consist of:

Paid in capital                           $ 7,111,468

Accumulated undistributed net              (1,232,663)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (744,659)
(depreciation) on investments

NET ASSETS, for 650,739                   $ 5,134,146
shares outstanding

NET ASSET VALUE and                        $7.89
redemption price per share
($5,134,146 (divided by)
650,739 shares)

Maximum offering price per                 $8.13
share (100/97.00 of $7.89)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 102,921
Dividends

Interest                                        23,193

 TOTAL INCOME                                   126,114

EXPENSES

Management fee                   $ 38,307

Transfer agent fees               59,138

Accounting fees and expenses      60,054

Non-interested trustees'          24
compensation

Custodian fees and expenses       18,146

Registration fees                 12,995

Audit                             18,493

Legal                             39

Reports to shareholders           1,416

Miscellaneous                     239

 Total expenses before            208,851
reductions

 Expense reductions               (47,499)      161,352

NET INVESTMENT INCOME (LOSS)                    (35,238)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,196,635)

 Foreign currency transactions    (9,554)       (1,206,189)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (510,349)

 Assets and liabilities in        29            (510,320)
foreign currencies

NET GAIN (LOSS)                                 (1,716,509)

NET INCREASE (DECREASE) IN                     $ (1,751,747)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 24,488
charges paid to FDC

 Sales charges - Retained by                   $ 24,488
FDC

 Deferred sales charges                        $ 8
withheld   by FDC

 Exchange fees withheld by FSC                 $ 1,035

 Expense reductions  Directed                  $ 2,114
brokerage arrangements

  Custodian credits                             35

  FMR reimbursement                             45,350

                                               $ 47,499

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  MARCH 3,1997 (COMMENCEMENT OF
ASSETS                                                         OPERATIONS) TO FEBRUARY 28,
                                                               1998

Operations Net investment        $ (35,238)                    $ (55,268)
income (loss)

 Net realized gain (loss)         (1,206,189)                   327,737

 Change in net unrealized         (510,320)                     (234,339)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (1,751,747)                   38,130
NET ASSETS RESULTING FROM
OPERATIONS

 Distributions to                 -                             (189,236)
shareholders from net
realized gains

Share transactions Net            6,170,322                     19,111,951
proceeds from sales of shares

 Reinvestment of distributions    -                             187,981

 Cost of shares redeemed          (6,819,368)                   (11,661,561)

 NET INCREASE (DECREASE) IN       (649,046)                     7,638,371
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  15,080                        32,594

  TOTAL INCREASE (DECREASE)       (2,385,713)                   7,519,859
IN NET ASSETS

NET ASSETS

 Beginning of period              7,519,859                     -

 End of period (including        $ 5,134,146                   $ 7,519,859
accumulated net investment
loss of $0 and $908,
respectively)

OTHER INFORMATION
Shares

 Sold                             655,279                       1,783,337

 Issued in reinvestment of        -                             18,686
distributions

 Redeemed                         (723,578)                     (1,082,985)

 Net increase (decrease)          (68,299)                      719,038




FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.46    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) d    (.05)      (.09)

Net realized and unrealized       (2.54)     .76
gain (loss)

Total from investment             (2.59)     .67
operations

Less Distributions

From net realized gain            -          (.26)

Redemption fees added to paid     .02        .05
in capital

Net asset value, end of period   $ 7.89     $ 10.46

TOTAL RETURN B, C                 (24.57)%   7.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,134    $ 7,520
(000 omitted)

Ratio of expenses to average      2.50% F    2.50% A, F
net assets

Ratio of expenses to average      2.47% G    2.48% A, G
net assets after expense
reductions

Ratio of net investment           (.54)%     (.86)% A
income (loss) to average net
assets

Portfolio turnover rate           155%       165% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FOR THE PERIOD
MARCH 3, 1997 (COMMENCEMENT
OF OPERATIONS) TO FEBRUARY
28, 1998. F FMR AGREED TO
REIMBURSE  A PORTION OF THE
FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.

PRECIOUS METALS AND MINERALS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT PRECIOUS METALS  AND    -10.89%      -43.80%       -16.07%
MINERALS

SELECT PRECIOUS METALS  AND    -13.64%      -45.55%       -18.66%
MINERALS (LOAD ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Natural Resources           -20.88%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index
- a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT PRECIOUS METALS  AND  -10.89%      -10.88%       -1.74%
MINERALS

SELECT PRECIOUS METALS  AND  -13.64%      -11.45%       -2.04%
MINERALS (LOAD ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Natural Resources         -20.88%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Precious Metals&Minerals    S&P 500
             00061                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9700.00                    10233.00
  1989/04/30       9259.46                    10764.09
  1989/05/31       8818.92                    11200.04
  1989/06/30       9512.36                    11136.20
  1989/07/31       9773.42                    12141.80
  1989/08/31       9969.22                    12379.78
  1989/09/30      10320.02                    12329.02
  1989/10/31      10311.86                    12042.99
  1989/11/30      11625.32                    12288.66
  1989/12/31      11924.86                    12583.59
  1990/01/31      12874.56                    11739.23
  1990/02/28      11767.96                    11890.67
  1990/03/31      11255.95                    12205.77
  1990/04/30      10099.80                    11900.63
  1990/05/31      10677.87                    13060.94
  1990/06/30       9901.60                    12972.12
  1990/07/31      10504.45                    12930.61
  1990/08/31      10611.81                    11761.68
  1990/09/30      10372.32                    11188.89
  1990/10/31       9207.91                    11140.78
  1990/11/30       9042.75                    11860.47
  1990/12/31       9411.87                    12191.38
  1991/01/31       8390.30                    12722.92
  1991/02/28       9143.92                    13632.61
  1991/03/31       8968.08                    13962.52
  1991/04/30       8942.96                    13996.03
  1991/05/31       9445.37                    14600.66
  1991/06/30      10065.01                    13931.95
  1991/07/31      10065.01                    14581.18
  1991/08/31       9009.94                    14926.75
  1991/09/30       9194.16                    14677.48
  1991/10/31       9813.81                    14874.16
  1991/11/30      10123.63                    14274.73
  1991/12/31       9556.58                    15907.76
  1992/01/31       9759.38                    15611.87
  1992/02/29       9252.40                    15814.83
  1992/03/31       8889.06                    15506.44
  1992/04/30       8365.18                    15962.33
  1992/05/31       8914.41                    16040.54
  1992/06/30       8964.70                    15801.54
  1992/07/31       9083.22                    16447.82
  1992/08/31       8676.88                    16110.64
  1992/09/30       8321.34                    16300.75
  1992/10/31       7788.03                    16357.80
  1992/11/30       7330.91                    16915.60
  1992/12/31       7466.94                    17123.66
  1993/01/31       7647.80                    17267.50
  1993/02/28       8491.82                    17502.34
  1993/03/31       9645.88                    17871.64
  1993/04/30      11204.72                    17439.14
  1993/05/31      12686.05                    17906.51
  1993/06/30      12892.75                    17958.44
  1993/07/31      14572.16                    17886.61
  1993/08/31      13108.06                    18564.51
  1993/09/30      12074.57                    18421.56
  1993/10/31      13788.43                    18802.89
  1993/11/30      13762.60                    18624.26
  1993/12/31      15801.85                    18849.62
  1994/01/31      15148.16                    19490.50
  1994/02/28      14485.75                    18962.31
  1994/03/31      14337.58                    18135.55
  1994/04/30      14338.16                    18367.69
  1994/05/31      14364.32                    18668.92
  1994/06/30      14652.13                    18211.53
  1994/07/31      15210.31                    18808.87
  1994/08/31      16291.78                    19580.03
  1994/09/30      17538.95                    19100.32
  1994/10/31      16858.68                    19530.08
  1994/11/30      15053.32                    18818.79
  1994/12/31      15621.55                    19097.87
  1995/01/31      12900.15                    19593.08
  1995/02/28      13492.14                    20356.63
  1995/03/31      14861.68                    20957.35
  1995/04/30      14985.38                    21574.54
  1995/05/31      14799.83                    22436.88
  1995/06/30      14976.54                    22958.09
  1995/07/31      15595.04                    23719.38
  1995/08/31      15807.10                    23778.91
  1995/09/30      15851.28                    24782.38
  1995/10/31      13872.08                    24693.91
  1995/11/30      14844.01                    25777.97
  1995/12/31      15099.90                    26274.46
  1996/01/31      18265.30                    27168.84
  1996/02/29      18584.50                    27420.69
  1996/03/31      18478.10                    27684.75
  1996/04/30      18896.45                    28092.83
  1996/05/31      19989.71                    28817.34
  1996/06/30      17207.68                    28927.14
  1996/07/31      16994.36                    27649.13
  1996/08/31      17918.74                    28232.26
  1996/09/30      17172.13                    29821.17
  1996/10/31      17029.91                    30643.63
  1996/11/30      16176.64                    32959.99
  1996/12/31      15918.88                    32307.05
  1997/01/31      15234.48                    34325.59
  1997/02/28      17421.00                    34594.71
  1997/03/31      14834.51                    33173.21
  1997/04/30      13847.92                    35153.65
  1997/05/31      14079.01                    37293.80
  1997/06/30      12621.33                    38964.57
  1997/07/31      12123.59                    42064.98
  1997/08/31      12185.81                    39708.50
  1997/09/30      12754.66                    41883.33
  1997/10/31      10612.59                    40484.43
  1997/11/30       8194.98                    42358.45
  1997/12/31       8772.72                    43085.75
  1998/01/31       9661.54                    43562.28
  1998/02/28       9137.14                    46703.99
  1998/03/31       9750.43                    49095.70
  1998/04/30      10692.58                    49589.60
  1998/05/31       9057.14                    48737.16
  1998/06/30       7715.01                    50716.86
  1998/07/31       7528.36                    50176.72
  1998/08/31       5590.72                    42922.17
  1998/09/30       8497.18                    45671.77
  1998/10/31       8497.18                    49386.71
  1998/11/30       8301.64                    52380.04
  1998/12/31       8781.60                    55398.18
  1999/01/31       8514.96                    57714.93
  1999/02/26       8134.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 165850 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Precious Metals and Minerals Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have been $8,134 - an 18.66% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                                 % OF FUND'S INVESTMENTS

Meridian Gold, Inc.               12.9

Normandy Mining Ltd.              12.6

Euro-Nevada Mining Corp. Ltd.     8.1

Getchell Gold Corp.               8.0

Delta Gold NL                     4.9

Franco Nevada Mining Corp. Ltd.   4.7

Acacia Resources Ltd.             4.6

Stillwater Mining Co.             4.2

Anglogold Ltd. sponsored ADR      3.2

Lihir Gold Ltd.                   2.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1999
% OF FUND'S INVESTMENTS

Gold Ores (Canada) 33.5%
Gold & Silver Ores (Australia) 13.8%
Gold Ores (Australia) 9.0%
Gold & Silver Ores (United States of America) 8.0%
Gold Ores (South Africa) 7.3%
All Others 28.4% *

Row: 1, Col: 1, Value: 28.4
Row: 1, Col: 2, Value: 7.3
Row: 1, Col: 3, Value: 8.0
Row: 1, Col: 4, Value: 9.0
Row: 1, Col: 5, Value: 13.8
Row: 1, Col: 6, Value: 33.5

* INCLUDES SHORT-TERM INVESTMENTS

PRECIOUS METALS AND MINERALS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW


George Domolky,
Portfolio Manager of
Fidelity Select Precious
Metals and Minerals Portfolio

Q. HOW DID THE FUND PERFORM, GEORGE?

A. While the fund lost more ground on an absolute basis, its losses were relatively small compared to those of some recent periods. Moreover, the fund's performance compared favorably to that of its most meaningful benchmark: the Goldman Sachs Natural Resources Index, an index of 96 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months that ended February 28, 1999, the fund had a total return of -10.89%, while the Goldman Sachs index returned -20.88%. The Standard & Poor's 500 Index posted a return of 19.74% during the same period.

Q. WHY DID THE FUND BEAT THE GOLDMAN SACHS INDEX BUT TRAIL THE S&P
500?

A. The price of gold - the primary determinant of the fund's fortunes
- was essentially the same at the end of the period as at the beginning, a welcome relief from the relentlessly sinking gold prices seen during most of 1997. In contrast, certain other components of the Goldman Sachs index, such as companies in the copper and nickel industries, had to cope with commodity prices that continued to fall during the period. This downward pressure on the non-gold elements of the Goldman Sachs index, together with the fund's favorable stock selection process, helped the fund to outperform the index. However, the level at which the price of gold stabilized - around $290 per ounce - was too low for many mines to operate profitably. As a result, investors tended to favor stocks from other sectors over precious metals shares, as evidenced by the fund's poor showing against the S&P 500.

Q. WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A. The decision to expand the fund's holdings of Australian gold mining companies paid off. Although foreign investments are commonly viewed as being riskier than domestic ones, Australian shares were generally undervalued relative to their peers in Canada and the United States, and outperformed them during the period. Moreover, I continued to consolidate the fund's South African holdings in two of the strongest candidates, Anglogold and Gold Fields. South African mining companies tend to have higher cost structures than firms in other countries, making them more sensitive to low gold prices.

Q. WHAT STOCKS PERFORMED WELL DURING THE PERIOD?

A. One of the fund's major holdings - Getchell Gold - received a takeover bid at a substantial premium over its market price, causing the stock to rise. Meridian Gold was another beneficial holding that firmed on news of promising discoveries in Chile. Australian company Delta Gold also helped the fund's performance and reflected my decision to increase holdings Down Under. Another positive contributor, Stillwater Mining, is a producer of platinum and palladium that benefited from firmer prices in response to decreased exports of those metals from Russia.

Q. WHAT HOLDINGS DISAPPOINTED YOU?

A. Greenstone Resources - no longer one of the fund's holdings - reported disappointing production numbers, and the market responded in predictable fashion by trimming the stock price. Franco Nevada suffered from the perception that it's primarily a holding company at a time when investors preferred to hold producers. TVX Gold was hurt by a slow start of production at some new mines in Greece.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. There are several important factors to watch for during the remainder of 1999. One key to improving precious metals prices would be a strengthening of the Far East economies, especially Japan. The Far East is a traditionally strong source of demand for gold jewelry, so a recovery in that region would be favorable for the yellow metal. In view of gold's traditional role as a hedge against inflation, the inflation outlook here in the United States is also important. Although it has been dormant for quite some time, inflation could become a concern if strengthening economic forces here and abroad trigger a recovery in the price of oil and other commodities. Another factor to consider is central bank sales, which helped to drive gold prices lower for the past several years. Now that the European Economic Community has officially launched its currency, the euro, it seems likely that, while central bank sales in Europe may continue on a smaller scale, they will no longer occur at levels that will depress the price of gold. The investment case for gold also would be helped if the U.S. stock market or the U.S. dollar were to falter to any substantial degree.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 061

TRADING SYMBOL: FDPMX

SIZE: as of February 28, 1999, more than $123 million

MANAGER: George Domolky, since 1997; manager,
Fidelity Select Gold Portfolio, since 1997; Fidelity
Canada Fund, 1987-1996; Fidelity Select Food and Agriculture Portfolio, 1985-1987; joined
Fidelity in 1981

PRECIOUS METALS AND MINERALS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 96.4%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 27.5%

METALS & MINING - 4.7%

METAL MINING SERVICES - 4.6%

Acacia Resources Ltd.             4,339,253                  $ 5,768,831

MISCELLANEOUS METAL ORES, NEC
- 0.1%

Zimbabwe Platinum Mines Ltd.      738,508                     162,113
(a)

TOTAL METALS & MINING                                         5,930,944

PRECIOUS METALS - 22.8%

GOLD & SILVER ORES - 13.8%

Normandy Mining Ltd.              18,595,066                  15,867,598

Sons of Gwalia NL                 526,902                     1,537,823

                                                              17,405,421

GOLD ORES - 9.0%

Delta Gold NL                     4,195,819                   6,174,874

Lihir Gold Ltd. (a)               4,391,375                   3,584,337

Resolute Ltd.                     1,950,000                   1,362,534

Ross Mining NL                    452,197                     229,285

                                                              11,351,030

TOTAL PRECIOUS METALS                                         28,756,451

TOTAL AUSTRALIA                                               34,687,395

CANADA - 36.3%

METALS & MINING - 1.1%

METAL MINING SERVICES - 0.1%

Minefinders Corp. Ltd. (a)        200,200                     219,081

MISCELLANEOUS NONMETALLIC
MINERALS - 1.0%

Aber Resources Ltd. (a)           148,500                     1,024,274

DIA Metropolitan Minerals         19,500                      226,323
Ltd. Class B (multi-vtg.) (a)

                                                              1,250,597

TOTAL METALS & MINING                                         1,469,678

OIL & GAS - 0.4%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.4%

Southwestern Gold Corp. (a)       135,000                     492,439

PRECIOUS METALS - 34.8%

GOLD & SILVER ORES - 1.3%

Goldcorp, Inc. Class A (a)        266,400                     1,590,131

GOLD ORES - 33.5%

Agnico-Eagle Mines Ltd.           152,000                     836,716

Barrick Gold Corp.                5,000                       88,374

Cambior, Inc.                     213,000                     840,529

Crown Resources Corp. (a)         81,900                      209,869

Euro-Nevada Mining Corp. Ltd.     705,300                     10,197,334

Francisco Gold Corp. (a)          43,500                      274,075

Francisco Gold Corp. (a)(c)       54,500                      343,381

Franco Nevada Mining Corp.        386,400                     5,971,031
Ltd.

Franco Nevada Mining Corp.        80,200                      1,239,329
Ltd. (c)



                                 SHARES                      VALUE (NOTE 1)

Franco Nevada Mining Corp.        25,000                     $ 207,256
Ltd.  Class B warrants
9/15/98 (a)(c)

Geomaque Explorations Ltd. (a)    457,100                     360,757

High River Gold Mines Ltd. (a)    60,000                      19,101

IAMGOLD, International            69,800                      217,575
African Mining Gold Corp. (a)

Kinross Gold Corp. (a)            300,000                     668,524

Meridian Gold, Inc. (a)           2,889,400                   16,288,564

Metallica Resources, Inc. (a)     448,700                     178,552

Metallica Resources, Inc.         100,000                     39,793
(a)(c)

Mountain Province Mining,         336,700                     669,916
Inc. (a)

Placer Dome, Inc.                 148,000                     1,619,578

Repadre Capital Corp. (a)         181,200                     312,455

Rio Narcea Gold Mines Ltd. (a)    1,168,000                   999,284

Sutton Resources Ltd. (a)         51,000                      402,507

Vengold, Inc. (a)                 410,600                     125,266

Viceroy Resources Corp. (a)       194,700                     219,518

                                                              42,329,284

TOTAL PRECIOUS METALS                                         43,919,415

TOTAL CANADA                                                  45,881,532

GHANA - 1.5%

PRECIOUS METALS - 1.5%

GOLD ORES - 1.5%

Ashanti Goldfields Co. Ltd.       215,773                     1,914,985
GDR

PERU - 1.7%

PRECIOUS METALS - 1.7%

SILVER ORES - 1.7%

Compania de Minas                 156,900                     2,108,344
Buenaventura SA sponsored
ADR Class B

SOUTH AFRICA - 13.8%

HOLDING COMPANIES - 0.6%

OFFICES OF HOLDING COMPANIES,
NEC - 0.6%

Gencor Ltd. (Reg.)                342,000                     784,524

METALS & MINING - 1.1%

MISCELLANEOUS METAL ORES, NEC
- 0.8%

Anglo American Platinum Corp.     63,100                      1,037,693
Ltd.

MISCELLANEOUS NONMETALLIC
MINERALS - 0.3%

De Beers Consolidated Mines       19,700                      339,883
Ltd./ De Beers Centenary AG
unit

TOTAL METALS & MINING                                         1,377,576

PRECIOUS METALS - 12.1%

GOLD & SILVER ORES - 4.8%

Anglogold Ltd.                    53,186                      1,941,769

Anglogold Ltd. sponsored ADR      224,690                     4,072,506

                                                              6,014,275

GOLD ORES - 7.3%

Anglo American Corp. of South     61,400                      1,916,317
 Africa Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SOUTH AFRICA - CONTINUED

PRECIOUS METALS - CONTINUED

GOLD ORES - CONTINUED

Avgold Ltd. (a)                   45,000                     $ 21,082

De Beers Consolidated Mines       137,500                     2,354,688
Ltd. ADR

Gold Fields Ltd.                  631,336                     3,386,027

Gold Fields of South Africa       85,600                      135,516
Ltd.

Gold Fields of South Africa       73,700                      110,550
Ltd. ADR

Harmony Gold Mining Co. Ltd.      165,700                     738,794

Randfontein Estates Gold          52,463                      25,425
Mining Co. warrants 7/1/02
(a)

Western Areas Gold Mining         215,000                     574,815
Ltd. (a)

                                                              9,263,214

TOTAL PRECIOUS METALS                                         15,277,489

TOTAL SOUTH AFRICA                                            17,439,589

UNITED STATES OF AMERICA -
15.6%

METALS & MINING - 0.8%

COPPER ORES - 0.8%

Freeport-McMoRan Copper &         100,000                     943,750
Gold, Inc. Class B

PRECIOUS METALS - 14.7%

GOLD & SILVER ORES - 8.0%

Getchell Gold Corp. (a)           391,700                     10,159,719

GOLD ORES - 6.7%

Homestake Mining Co.              240,106                     2,205,973

Homestake Mining Co. (ASTL)       22,900                      201,217

Stillwater Mining Co. (a)         229,150                     5,256,128

Stillwater Mining Co. (a)(c)      34,500                      791,344

                                                              8,454,662

TOTAL PRECIOUS METALS                                         18,614,381

SERVICES - 0.1%

JEWELRY, PRECIOUS METAL - 0.1%

Lazare Kaplan International,      10,000                      73,750
Inc. (a)

TOTAL UNITED STATES OF AMERICA                                19,631,881

TOTAL COMMON STOCKS                                           121,663,726
(Cost $145,864,546)

CASH EQUIVALENTS - 3.6%



Taxable Central Cash Fund (b)     4,600,787                   4,600,787
(Cost $4,600,787)

TOTAL INVESTMENT IN                                           $ 126,264,513
SECURITIES - 100%
(Cost $150,465,333)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,621,103 or 2.1% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $75,666,319 and $94,287,029, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,498 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $3,755,000 and $2,353,182, respectively. The weighted average interest rate was 5.05%.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $151,305,065. Net unrealized depreciation aggregated $25,040,552, of which $17,051,472 related to appreciated investment securities and $42,092,024 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $77,793,000 of which $1,376,000, $55,694,000, and
$20,723,000 will expire on February 28, 2001, 2006, and 2007, respectively.

The fund intends to defer to its fiscal year ending February 29, 2000 approximately $12,682,000 of losses recognized during the period
November 1, 1998 to February 28, 1999.

PRECIOUS METALS AND MINERALS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                        FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 126,264,513
value  (cost $150,465,333) -
 See accompanying schedule

Receivable for investments                   403,856
sold

Receivable for fund shares                   240,966
sold

Dividends receivable                         649,189

Interest receivable                          9,582

Redemption fees receivable                   894

 TOTAL ASSETS                                127,569,000

LIABILITIES

Payable for investments        $ 3,397,461
purchased

Payable for fund shares         528,773
redeemed

Accrued management fee          64,619

Other payables and accrued      139,019
expenses

 TOTAL LIABILITIES                           4,129,872

NET ASSETS                                  $ 123,439,128

Net Assets consist of:

Paid in capital                             $ 238,968,188

Accumulated net investment                   (37,156)
loss

Accumulated undistributed net                (91,281,851)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (24,210,053)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 13,474,676                  $ 123,439,128
shares outstanding

NET ASSET VALUE and                          $9.16
redemption price per share
($123,439,128 (divided by)
13,474,676 shares)

Maximum offering price per                   $9.44
share (100/97.00 of $9.16)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                               $ 2,262,380
Dividends

Interest (including income on                    204,614
securities loaned of $3,486)

 TOTAL INCOME                                    2,466,994

EXPENSES

Management fee                   $ 882,668

Transfer agent fees               1,431,323

Accounting and security           145,339
lending fees

Non-interested trustees'          441
compensation

Custodian fees and expenses       72,947

Registration fees                 74,184

Audit                             11,901

Legal                             809

Interest                          3,630

Reports to shareholders           40,820

 Total expenses before            2,664,062
reductions

 Expense reductions               (54,750)       2,609,312

NET INVESTMENT INCOME (LOSS)                     (142,318)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (21,030,575)

 Foreign currency transactions    23,252         (21,007,323)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,733,889

 Assets and liabilities in        (9,586)        3,724,303
foreign currencies

NET GAIN (LOSS)                                  (17,283,020)

NET INCREASE (DECREASE) IN                      $ (17,425,338)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 418,114
charges paid to FDC

 Sales charges - Retained by                    $ 414,477
FDC

 Deferred sales charges                         $ 18,943
withheld   by FDC

 Exchange fees withheld by FSC                  $ 30,587

 Expense reductions  Directed                   $ 53,824
brokerage arrangements

  Custodian credits                              237

  Transfer agent credits                         689

                                                $ 54,750

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment       $ (142,318)                   $ (511,682)
income (loss)

 Net realized gain (loss)        (21,007,323)                  (66,607,356)

 Change in net unrealized        3,724,303                     (65,517,001)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      (17,425,338)                  (132,636,039)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           415,102,396                   372,321,003
proceeds from sales of shares

 Cost of shares redeemed         (442,648,944)                 (401,322,827)

 NET INCREASE (DECREASE) IN      (27,546,548)                  (29,001,824)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 2,450,806                     2,011,726

  TOTAL INCREASE (DECREASE)      (42,521,080)                  (159,626,137)
IN NET ASSETS

NET ASSETS

 Beginning of period             165,960,208                   325,586,345

 End of period (including       $ 123,439,128                 $ 165,960,208
accumulated net investment
loss of $37,156 and
$1,339,643, respectively)

OTHER INFORMATION
Shares

 Sold                            42,223,635                    30,945,409

 Redeemed                        (44,898,226)                  (31,406,772)

 Net increase (decrease)         (2,674,591)                   (461,363)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.28    $ 19.60    $ 20.96    $ 15.27    $ 16.62
period

Income from Investment
Operations

Net investment income (loss) C    (.01)      (.04)      (.01)      .07        .17

Net realized and unrealized       (1.27)     (9.42)     (1.42)     5.54       (1.42)
gain (loss)

Total from investment             (1.28)     (9.46)     (1.43)     5.61       (1.25)
operations

Less Distributions

 From net investment income       -          -          (.04)      (.06)      (.18)

In excess of net investment       -          -          (.01)      -          (.05)
income

Total distributions               -          -          (.05)      (.06)      (.23)

Redemption fees added to paid     .16        .14        .12        .14        .13
in capital

Net asset value, end of period   $ 9.16     $ 10.28    $ 19.60    $ 20.96    $ 15.27

TOTAL RETURN A, B                 (10.89)%   (47.55)%   (6.26)%    37.74%     (6.86)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 123,439  $ 165,960  $ 325,586  $ 467,196  $ 364,204
(000 omitted)

Ratio of expenses to average      1.78%      1.82%      1.62%      1.52%      1.46%
net assets

Ratio of expenses to average      1.74% D    1.76% D    1.61% D    1.52%      1.46%
net assets after expense
reductions

Ratio of net investment           (.09)%     (.26)%     (.05)%     .39%       .99%
income (loss) to average net
assets

Portfolio turnover rate           53%        84%        54%        53%        43%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.



BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1999          PAST 1 YEAR  LIFE OF FUND

SELECT BUSINESS SERVICES AND             26.23%       37.47%
OUTSOURCING

SELECT BUSINESS SERVICES AND             22.37%       33.27%
OUTSOURCING (LOAD ADJ.)

S&P 500                                  19.74%       24.95%

GS Technology                            48.15%       56.20%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on February 4, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1999          PAST 1 YEAR  LIFE OF FUND

SELECT BUSINESS SERVICES AND             26.23%       34.79%
OUTSOURCING

SELECT BUSINESS SERVICES AND             22.37%       30.92%
OUTSOURCING (LOAD ADJ.)

S&P 500                                  19.74%       23.24%

GS Technology                            48.15%       51.95%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND

             Business Svcs/Outsourcing   S&P 500
             00353                       SP001
  1998/02/04       9700.00                    10000.00
  1998/02/28      10563.30                    10435.43
  1998/03/31      11339.30                    10969.83
  1998/04/30      11329.55                    11080.19
  1998/05/31      10950.93                    10889.72
  1998/06/30      11824.67                    11332.06
  1998/07/31      11620.80                    11211.37
  1998/08/31       9756.81                     9590.43
  1998/09/30      10465.51                    10204.80
  1998/10/31      11387.80                    11034.86
  1998/11/30      11999.42                    11703.68
  1998/12/31      13275.56                    12378.04
  1999/01/31      13806.19                    12895.69
  1999/02/26      13327.00                    12494.90
IMATRL PRASUN   SHR__CHT 19990228 19990307 154325 R00000000000016

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have been $13,327 - a 33.27% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $12,495 - a 24.95% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

First Data Corp.                  7.5

Automatic Data Processing, Inc.   5.9

IMS Health, Inc.                  5.7

DST Systems, Inc.                 5.1

Ceridian Corp.                    4.6

Nielsen Media Research, Inc.      4.6

Affiliated Computer Services,     4.3
Inc. Class A

Sabre Group Holdings, Inc.        4.0
Class A

Computer Sciences Corp.           3.8

Equifax, Inc.                     3.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Computer Services & Software 61.6%
Services 11.2%
Advertising 8.1%
Broadcasting 4.6%
Trucking & Freight 3.0%
All Others 11.5%*

Row: 1, Col: 1, Value: 11.5
Row: 1, Col: 2, Value: 3.0
Row: 1, Col: 3, Value: 4.6
Row: 1, Col: 4, Value: 8.1
Row: 1, Col: 5, Value: 11.2
Row: 1, Col: 6, Value: 61.6

* INCLUDES SHORT-TERM INVESTMENTS

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Michael Tarlowe)

Michael Tarlowe,
Portfolio Manager of Select Business Services and Outsourcing
Portfolio

Q. HOW DID THE FUND PERFORM, MICHAEL?

A. For the 12 months that ended February 28, 1999, the fund posted a total return of 26.23%. To compare, the Standard & Poor's 500 Index returned 19.74% during the same 12-month period, and the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 48.15%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST 12
MONTHS?

A. The fund - and the business services and outsourcing sector - performed well relative to the S&P 500 because of the defensive nature of many of the stocks; they tend to have stable revenue streams. During the year, many investors were concerned that a weakened domestic economy could result from continued financial problems in Asia and currency devaluations in Latin America. Many stocks in the fund did well because they had little or no business in these countries, and enjoyed predictable revenues. Relative to the Goldman Sachs Technology Index, the fund didn't own the large technology hardware and software companies that dominate the index and drove the technology sector over the past 12 months. Companies like Microsoft and Intel posted very strong performance, but the fund generally wouldn't own these product companies; it's focused on companies that provide business-related services.

Q. DID YOUR STRATEGY CHANGE AS WE WORKED OUR WAY THROUGH THE TURMOIL IN THE MARKETS IN THE LATTER HALF OF 1998?

A. No, it didn't. I continued to search for companies with strong earnings-growth prospects or improving fundamentals, selling at reasonable or attractive valuations. I looked for turnaround situations or under-followed securities. Recurring revenues, strong near-term earnings outlooks and strong cash flows were among the common characteristics shared by many of the fund's holdings.

Q. WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE?

A. On the plus side, there was Nielsen Media Research, a company that enjoys a virtual monopoly in the business of measuring television audiences. The company split from Cognizant in July 1998. Because Nielsen was so small when the split occurred, it received very little coverage on Wall Street at that time. Recognizing the company's strong market position and appreciating its stock's low valuation, I took a large position in the stock for the fund. In time, the company saw its share price rise as investors came to appreciate the company's consistent earnings-growth potential. Ceridian, a data management firm, sold off some of its businesses, better positioning itself to produce superior earnings growth and strong cash flow. First Data was a turnaround story, as this data management company's stock rebounded from record lows. Finally, Affiliated Computer Services continued to generate strong earnings growth and made some positive acquisitions to its business-process outsourcing operations.

Q. WHICH STOCKS PROVED TO BE DISAPPOINTING?

A. On the downside, Technology Solutions and Cambridge Technology Partners - two computer system integration companies - suffered from disappointing near-term earnings growth because demand for their services declined. However, the fund continued to own both securities at the end of the period because their valuations were reasonable and their prospects appeared favorable.

Q. WHAT'S YOUR OUTLOOK?

A. I'm very positive about the outlook for this sector over the next six months. Companies in the sector appear poised to post earnings growth in excess of the overall market, as measured by the S&P 500. In addition, there should be continued possibilities for consolidation as well as a pipeline of new stock offerings that could create new investment opportunities for the fund. As I've said in the past, as more and more companies look to outsource some of their functions, the companies in the sector should be the main beneficiaries.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: February 4, 1998

FUND NUMBER: 353

TRADING SYMBOL: FBSOX

SIZE: as of February 28, 1999, more than $64 million

MANAGER: Michael Tarlowe, since inception;
analyst, transportation, telecommunications equipment, computer services and Internet securities, 1994-present; joined Fidelity in 1994

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 91.0%

                                 SHARES                    VALUE (NOTE 1)

ADVERTISING - 8.1%

Interpublic Group of              20,800                   $ 1,556,100
Companies, Inc.

Lamar Advertising Co. Class A     17,250                    666,281
(a)

Omnicom Group, Inc.               29,039                    1,923,834

Outdoor Systems, Inc. (a)         24,000                    670,500

Pharmaceutical Marketing          30,000                    435,000
Services, Inc. (a)

                                                            5,251,715

AIR TRANSPORTATION - 0.6%

Viad Corp.                        13,600                    359,550

BROADCASTING - 4.6%

Nielsen Media Research, Inc.      150,600                   2,955,525
(a)

COMPUTER SERVICES & SOFTWARE
- 61.6%

Affiliated Computer Services,     60,200                    2,784,250
Inc.  Class A (a)

Automatic Data Processing,        96,100                    3,819,975
Inc.

CACI International, Inc.          10,000                    165,000
Class A (a)

Cambridge Technology              21,500                    540,188
Partners, Inc. (a)

Ceridian Corp. (a)                41,500                    2,972,438

Computer Sciences Corp.           37,200                    2,478,450

Convergys Corp. (a)               16,500                    285,656

Cotelligent, Inc. (a)             12,000                    159,000

DST Systems, Inc. (a)             60,500                    3,282,125

Electronic Data Systems Corp.     41,000                    1,906,500

Equifax, Inc.                     57,500                    2,170,625

First Data Corp.                  127,000                   4,857,745

Fiserv, Inc. (a)                  30,050                    1,412,350

Fundtech Ltd.                     8,500                     177,438

Galileo International, Inc.       17,200                    868,600

HNC Software, Inc. (a)            7,000                     188,125

IMS Health, Inc.                  103,600                   3,677,800

IntelliQuest Information          38,700                    420,863
Group, Inc. (a)

International Integration,        15,000                    298,125
Inc. (a)

Paychex, Inc.                     46,150                    1,955,606

QRS Corp. (a)                     6,700                     333,744

Sabre Group Holdings, Inc.        65,500                    2,570,875
Class A (a)

SunGard Data Systems, Inc. (a)    20,600                    816,275

Technology Solutions, Inc. (a)    68,100                    557,569

Wang Laboratories, Inc. (a)       47,200                    1,126,900

                                                            39,826,222

INSURANCE - 0.2%

Scottish Annuity & Life Hold      15,800                    156,025
(a)

LEASING & RENTAL - 0.5%

Caribiner International, Inc.     43,500                    339,844
(a)

PRINTING - 0.6%

Reynolds & Reynolds Co. Class     21,000                    396,375
A



                                 SHARES                    VALUE (NOTE 1)

PUBLISHING - 0.3%

Harte Hanks Communications,       6,500                    $ 168,188
Inc.

RESTAURANTS - 0.3%

Sodexho Marriott Services,        8,500                     198,688
Inc. (a)

SERVICES - 11.2%

ABR Information Services,         7,900                     139,238
Inc. (a)

ACNielsen Corp. (a)               15,900                    413,400

Cintas Corp.                      10,800                    764,100

Compass International             47,000                    384,813
Services Corp.

Data Processing Resources         15,000                    285,000
Corp. (a)

Diamond Technology Partners,      16,000                    397,000
Inc.  Class A (a)

Dun & Bradstreet Corp.            36,400                    1,246,700

Gartner Group, Inc. Class A       20,500                    459,969
(a)

International Telecom Data        35,000                    481,250
Systems, Inc.

Korn/Ferry International (a)      19,000                    216,125

Lai Worldwide, Inc. (a)           59,500                    438,813

Manpower, Inc.                    13,300                    318,369

Market Facts, Inc. (a)            34,100                    801,350

Paymentech, Inc. (a)              11,000                    210,375

Robert Half International,        18,900                    680,400
Inc. (a)

                                                            7,236,902

TRUCKING & FREIGHT - 3.0%

Air Express International         38,200                    670,888
Corp.

Expeditors International of       26,900                    1,252,531
Washington, Inc.

                                                            1,923,419

TOTAL COMMON STOCKS                                         58,812,453
(Cost $51,042,144)

CASH EQUIVALENTS - 9.0%



Taxable Central Cash Fund (b)     5,813,720                 5,813,720
(Cost $5,813,720)

TOTAL INVESTMENT IN                                         $ 64,626,173
SECURITIES - 100%
(Cost $56,855,864)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $92,045,698 and $57,419,897, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,127 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $57,599,238. Net unrealized appreciation aggregated $7,026,935, of which $9,954,218 related to appreciated investment securities and $2,927,283 related to depreciated investment securities.

A total of 20% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                      FEBRUARY 28, 1999

ASSETS

Investment in securities, at               $ 64,626,173
value  (cost $56,855,864) -
See accompanying schedule

Receivable for fund shares                  318,349
sold

Dividends receivable                        25,757

Interest receivable                         21,611

Redemption fees receivable                  213

 TOTAL ASSETS                               64,992,103

LIABILITIES

Payable for investments         $ 310,463
purchased

Payable for fund shares          459,005
redeemed

Accrued management fee           31,472

Other payables and accrued       68,552
expenses

 TOTAL LIABILITIES                          869,492

NET ASSETS                                 $ 64,122,611

Net Assets consist of:

Paid in capital                            $ 55,174,965

Accumulated undistributed net               1,177,337
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 7,770,309
(depreciation) on investments

NET ASSETS, for 4,726,469                  $ 64,122,611
shares outstanding

NET ASSET VALUE and                         $13.57
redemption price per share
($64,122,611 (divided by)
4,726,469 shares)

Maximum offering price per                  $13.99
share (100/97.00 of $13.57)

STATEMENT OF OPERATIONS
                         YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                           $ 181,268
Dividends

Interest                                     221,409

 TOTAL INCOME                                402,677

EXPENSES

Management fee                   $ 326,653

Transfer agent fees               421,635

Accounting fees and expenses      60,809

Non-interested trustees'          177
compensation

Custodian fees and expenses       13,013

Registration fees                 64,318

Audit                             30,659

Legal                             745

Reports to shareholders           1,557

Miscellaneous                     403

 Total expenses before            919,969
reductions

 Expense reductions               (12,168)   907,801

NET INVESTMENT INCOME (LOSS)                 (505,124)

REALIZED AND UNREALIZED GAIN                 2,392,697
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     7,144,279
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              9,536,976

NET INCREASE (DECREASE) IN                  $ 9,031,852
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 661,865
charges paid to FDC

 Sales charges - Retained by                $ 661,865
FDC

 Deferred sales charges                     $ 106
withheld   by FDC

 Exchange fees withheld by FSC              $ 7,478

 Expense reductions  Directed               $ 11,380
brokerage arrangements

  Custodian credits                          788

                                            $ 12,168

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  FEBRUARY 4, 1998
ASSETS                                                         (COMMENCEMENT OF OPERATIONS)
                                                               TO FEBRUARY 28, 1998

Operations Net investment        $ (505,124)                   $ (2,203)
income (loss)

 Net realized gain (loss)         2,392,697                     16,708

 Change in net unrealized         7,144,279                     626,030
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       9,031,852                     640,535
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (724,580)                     -
from net realized gains

Share transactions Net            115,593,201                   15,378,163
proceeds from sales of shares

 Reinvestment of distributions    706,597                       -

 Cost of shares redeemed          (76,520,490)                  (103,682)

 NET INCREASE (DECREASE) IN       39,779,308                    15,274,481
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  120,875                       140

  TOTAL INCREASE (DECREASE)       48,207,455                    15,915,156
IN NET ASSETS

NET ASSETS

 Beginning of period              15,915,156                    -

 End of period                   $ 64,122,611                  $ 15,915,156

OTHER INFORMATION
Shares

 Sold                             9,724,396                     1,470,842

 Issued in reinvestment of        57,528                        -
distributions

 Redeemed                         (6,516,475)                   (9,822)

 Net increase (decrease)          3,265,449                     1,461,020




FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,        1999  1998E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.89    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.11)      -

Net realized and unrealized       2.92       .89
gain (loss)

Total from investment             2.81       .89
operations

Less Distributions

From net realized gain            (.16)      -

Redemption fees added to paid     .03        -
in capital

Net asset value, end of period   $ 13.57    $ 10.89

TOTAL RETURN  B, C                26.23%     8.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 64,123   $ 15,915
(000 omitted)

Ratio of expenses to average      1.66%      2.50% A, F
net assets

Ratio of expenses to average      1.64%  G   2.50% A
net assets after expense
reductions

Ratio of net investment           (.91)%     (.49)% A
income (loss) to average net
assets

Portfolio turnover rate           115%       36% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FOR THE PERIOD
FEBRUARY 4, 1998
(COMMENCEMENT OF OPERATIONS)
TO FEBRUARY 28, 1998. F FMR
AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. G
FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

COMPUTERS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT COMPUTERS                66.43%       330.57%       1,094.34%

SELECT COMPUTERS (LOAD ADJ.)    61.37%       317.58%       1,058.44%

S&P 500                         19.74%       194.91%       459.21%

GS Technology                   48.15%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT COMPUTERS              66.43%       33.91%        28.15%

SELECT COMPUTERS (LOAD ADJ.)  61.37%       33.09%        27.76%

S&P 500                       19.74%       24.15%        18.78%

GS Technology                 48.15%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Computers                   S&P 500
             00007                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9239.36                    10233.00
  1989/04/30      10275.80                    10764.09
  1989/05/31      11188.22                    11200.04
  1989/06/30       9859.45                    11136.20
  1989/07/31      10036.62                    12141.80
  1989/08/31      10187.21                    12379.78
  1989/09/30      10426.39                    12329.02
  1989/10/31      10080.91                    12042.99
  1989/11/30       9859.45                    12288.66
  1989/12/31       9965.75                    12583.59
  1990/01/31       9877.17                    11739.23
  1990/02/28      10771.87                    11890.67
  1990/03/31      11542.56                    12205.77
  1990/04/30      11232.51                    11900.63
  1990/05/31      12694.16                    13060.94
  1990/06/30      12924.47                    12972.12
  1990/07/31      12003.20                    12930.61
  1990/08/31      10098.63                    11761.68
  1990/09/30       9434.25                    11188.89
  1990/10/31       9788.58                    11140.78
  1990/11/30      11400.82                    11860.47
  1990/12/31      11800.12                    12191.38
  1991/01/31      13811.51                    12722.92
  1991/02/28      14705.46                    13632.61
  1991/03/31      15867.59                    13962.52
  1991/04/30      14839.55                    13996.03
  1991/05/31      15590.47                    14600.66
  1991/06/30      13467.57                    13931.95
  1991/07/31      14820.77                    14581.18
  1991/08/31      15741.31                    14926.75
  1991/09/30      14912.82                    14677.48
  1991/10/31      14618.25                    14874.16
  1991/11/30      13614.86                    14274.73
  1991/12/31      15428.33                    15907.76
  1992/01/31      17039.28                    15611.87
  1992/02/29      18208.37                    15814.83
  1992/03/31      16772.32                    15506.44
  1992/04/30      16229.20                    15962.33
  1992/05/31      16431.72                    16040.54
  1992/06/30      14848.39                    15801.54
  1992/07/31      15575.62                    16447.82
  1992/08/31      14682.69                    16110.64
  1992/09/30      15409.92                    16300.75
  1992/10/31      16625.04                    16357.80
  1992/11/30      17656.05                    16915.60
  1992/12/31      18815.93                    17123.66
  1993/01/31      19911.38                    17267.50
  1993/02/28      18548.98                    17502.34
  1993/03/31      18917.19                    17871.64
  1993/04/30      18379.92                    17439.14
  1993/05/31      20533.38                    17906.51
  1993/06/30      19711.67                    17958.44
  1993/07/31      20533.38                    17886.61
  1993/08/31      21751.78                    18564.51
  1993/09/30      22365.70                    18421.56
  1993/10/31      22365.70                    18802.89
  1993/11/30      23319.65                    18624.26
  1993/12/31      24247.70                    18849.62
  1994/01/31      25811.10                    19490.50
  1994/02/28      26906.48                    18962.31
  1994/03/31      26627.66                    18135.55
  1994/04/30      26458.37                    18367.69
  1994/05/31      26438.46                    18668.92
  1994/06/30      24267.62                    18211.53
  1994/07/31      25034.38                    18808.87
  1994/08/31      28031.73                    19580.03
  1994/09/30      27832.58                    19100.32
  1994/10/31      28878.16                    19530.08
  1994/11/30      29047.45                    18818.79
  1994/12/31      29206.78                    19097.87
  1995/01/31      28310.56                    19593.08
  1995/02/28      30541.15                    20356.63
  1995/03/31      32891.23                    20957.35
  1995/04/30      35504.54                    21574.54
  1995/05/31      37259.59                    22436.88
  1995/06/30      41334.55                    22958.09
  1995/07/31      46529.10                    23719.38
  1995/08/31      47568.02                    23778.91
  1995/09/30      50291.37                    24782.38
  1995/10/31      48465.72                    24693.91
  1995/11/30      47295.68                    25777.97
  1995/12/31      44344.76                    26274.46
  1996/01/31      44060.42                    27168.84
  1996/02/29      46664.92                    27420.69
  1996/03/31      42718.36                    27684.75
  1996/04/30      47413.86                    28092.83
  1996/05/31      49052.40                    28817.34
  1996/06/30      45486.85                    28927.14
  1996/07/31      42440.54                    27649.13
  1996/08/31      44275.25                    28232.26
  1996/09/30      49710.13                    29821.17
  1996/10/31      52329.49                    30643.63
  1996/11/30      59449.07                    32959.99
  1996/12/31      58365.85                    32307.05
  1997/01/31      65847.42                    34325.59
  1997/02/28      57850.29                    34594.71
  1997/03/31      53294.20                    33173.21
  1997/04/30      56201.20                    35153.65
  1997/05/31      60251.97                    37293.80
  1997/06/30      59859.96                    38964.57
  1997/07/31      73671.79                    42064.98
  1997/08/31      75161.43                    39708.50
  1997/09/30      77957.77                    41883.33
  1997/10/31      67007.61                    40484.43
  1997/11/30      65766.25                    42358.45
  1997/12/31      58425.32                    43085.75
  1998/01/31      63085.11                    43562.28
  1998/02/28      69608.82                    46703.99
  1998/03/31      68032.96                    49095.70
  1998/04/30      74539.72                    49589.60
  1998/05/31      69456.31                    48737.16
  1998/06/30      75641.13                    50716.86
  1998/07/31      79673.97                    50176.72
  1998/08/31      68981.86                    42922.17
  1998/09/30      82283.45                    45671.77
  1998/10/31      88095.48                    49386.71
  1998/11/30      97635.35                    52380.04
  1998/12/31     114732.55                    55398.18
  1999/01/31     132253.36                    57714.93
  1999/02/26     115844.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 143213 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $115,844 - a 1,058.44% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                         % OF FUND'S INVESTMENTS

EMC Corp.                 9.0

Texas Instruments, Inc.   6.8

Microsoft Corp.           5.3

Cisco Systems, Inc.       5.1

Micron Technology, Inc.   4.8

Applied Materials, Inc.   4.8

America Online, Inc.      4.5

Dell Computer Corp.       4.1

Compaq Computer Corp.     2.7

Intel Corp.               2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Electronics 25.0%
Computers & Office Equipment 24.1%
Computer Services & Software 19.3%
Communications Equipment 7.1%
Electronic Instruments 7.0%
All Others 17.5%*

Row: 1, Col: 1, Value: 17.5
Row: 1, Col: 2, Value: 7.0
Row: 1, Col: 3, Value: 7.1
Row: 1, Col: 4, Value: 19.3
Row: 1, Col: 5, Value: 24.1
Row: 1, Col: 6, Value: 25.0

* INCLUDES SHORT-TERM INVESTMENTS

COMPUTERS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Mike Tempero)

Mike Tempero,
Portfolio Manager
of Fidelity Select
Computers Portfolio

Q. HOW DID THE FUND PERFORM, MIKE?

A. For the 12 months that ended February 28, 1999, the fund returned 66.43%. For the same 12-month period, the Standard & Poor's 500 Index returned 19.74%, while the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 48.15%. The fund outperformed the Goldman Sachs index due to the fund's smaller exposure to poorly performing semiconductor stocks during the first half of the period.

Q. HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OVER THE PAST
YEAR?

A. Firm computer demand helped the sector perform very well for most of the year, although there were weak periods. During the late summer and early fall, economic crises in emerging markets caused a broadly based stock market decline. However, when the market rebounded in October, computer and technology stocks led the rally, with some prices doubling. Within the computer sector, semiconductor and semiconductor equipment stock prices were soft for a large part of the year. Excess inventories and falling prices hurt this segment when many personal computer manufacturers scaled back production and reduced semiconductor orders early in 1998. However, after inventories sold down, continued demand helped improve semiconductor pricing and these stocks recovered. In February 1999, several computer manufacturers, including Compaq and Dell, announced that unit sales were running below expectations. Computer stocks ended the period on a weaker note amid concerns of slower revenue and earnings growth.

Q. YOU NOW HAVE SEMICONDUCTOR STOCKS IN YOUR TOP-10 HOLDINGS. WHAT LED YOU TO SELECT THEM?

A. Although semiconductor stocks underperformed for much of the year, these stocks appeared to bottom out in the fall as investors anticipated improving business conditions. For example, Applied Materials, Inc. did very well - its stock more than doubled between October and February. Applied Materials dominates the market for wafer-fabrication equipment used by semiconductor manufacturers and counts Intel, the world's leading chip maker, as its largest customer. I also added to positions in Texas Instruments and Micron Technology. Texas Instruments is the leading producer of the digital signal processors used in more than 85 million cellular phones; Micron is a low-cost provider of semiconductor memory components.

Q. WHAT HOLDINGS INFLUENCED THE FUND'S STRONG PERFORMANCE?

A. EMC Corp., the fund's largest holding, performed extremely well. EMC manufactures large-scale data storage units and is a prime beneficiary of increased electronic data generation - every e-mail, online transaction or file transfer needs safe warehousing. EMC dominates the storage market largely because its units are compatible with many types of mainframes, network servers and operating systems. Dell Computer also did well. As the industry's low-cost leader in personal computer manufacturing, Dell has prospered because it sells PCs directly to consumers and assembles units only as orders are received. Not only does this strategy keep inventories lean, it gives Dell a competitive advantage. When component costs - such as semiconductors - are falling, Dell can benefit from lower costs immediately while other manufacturers are burdened with inventories of more expensive components.

Q. WHAT STOCKS WERE DISAPPOINTING DURING THE PERIOD?

A. One stock that fell short of my expectations was Seagate Technology. Seagate is the largest independent producer of computer disk drives and specializes in high-end networking applications. I believed Seagate's earnings growth would improve after reducing built-up inventories during the fall. However, severe price competition and expectations of lower demand in Seagate's high-end market caused the stock to sell off sharply early in 1999. Most disappointments, however, fell into the category of omission. For example, after the market corrected, I was slow to buy more Cisco Systems, the market leader in data networking routers. Cisco's shares more than doubled from their low in October.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. Computer stock performance in 1999 will rest on two critical issues: consumer spending and corporate profitability. As long as consumer confidence remains strong and corporate profits are relatively stable, spending for computers and related products should continue. I will be watching for new trends in the industry that could shift spending patterns. For example, increased bandwidth that helps speed up connections and reduces data log-jams between computers is crucial for system upgrades. Consequently, companies that can provide the means for greater bandwidth capacity may lead the next big wave in the computing industry.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 007

TRADING SYMBOL: FDCPX

SIZE: as of February 28, 1999, more than $1.8 billion

MANAGER: Michael Tempero, since 1997;
manager, Fidelity Select Insurance Portfolio,
1995-1997; Fidelity Select Natural Gas
Portfolio, 1994-1995; joined Fidelity in 1993

COMPUTERS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.4%

                                 SHARES                            VALUE (NOTE 1)

ADVERTISING - 0.2%

DoubleClick, Inc. (a)             50,000                           $ 4,493,750

VerticalNet, Inc. (a)             300                               12,375

                                                                    4,506,125

BROADCASTING - 0.1%

Infinity Broadcasting Corp.       33,000                            783,750
Class A (a)

COMMUNICATIONS EQUIPMENT - 7.1%

ADC Telecommunications, Inc.      550,000                           22,275,000
(a)

Cisco Systems, Inc. (a)           1,039,500                         101,676,094

OY Nokia AB sponsored ADR         125,000                           16,953,125

                                                                    140,904,219

COMPUTER SERVICES & SOFTWARE
- 19.3%

AboveNet Communications, Inc.     500                               15,625
(a)

Allaire Corp. (a)                 400                               19,500

America Online, Inc.              990,800                           88,119,275

At Home Corp. Series A (a)        100,000                           10,612,500

Aware, Inc. (a)                   336,300                           11,644,388

BMC Software, Inc.                200,000                           8,175,000

Cambridge Technology              150,000                           3,768,750
Partners, Inc. (a)

Computer Learning Centers,        22,800                            98,325
Inc. (a)

Documentum, Inc. (a)              100,000                           2,137,500

eBay, Inc. (a)                    100,500                           33,567,000

Electronics for Imaging, Inc.     615,400                           21,500,538
(a)

Equifax, Inc.                     300,000                           11,325,000

IMS Health, Inc.                  300,000                           10,650,000

Inacom Corp. (a)                  200,000                           3,100,000

Inktomi Corp. (a)                 50,000                            3,106,250

Internet America, Inc. (a)        300                               8,719

Intraware, Inc.                   700                               13,213

Microsoft Corp. (a)               700,000                           105,087,500

Oracle Corp. (a)                  200,000                           11,175,000

Pacific Internet Ltd. (a)         200                               5,975

pcOrder.com, Inc. (a)             400                               18,850

Perot Systems Corp. (a)           400                               17,375

Siebel Systems, Inc. (a)          704,000                           30,976,000

VeriSign, Inc. (a)                50,000                            4,900,000

Vignette Corp. (a)                100,700                           5,462,975

Wang Laboratories, Inc. (a)       50,000                            1,193,750

WebTrends Corp. (a)               1,000                             25,125

Yahoo!, Inc. (a)                  100,000                           15,350,000

                                                                    382,074,133

COMPUTERS & OFFICE EQUIPMENT
- 24.1%

Advanced Digital Information      170,700                           2,901,900
Corp. (a)

CDW Computer Centers, Inc. (a)    100,000                           6,962,500

Compaq Computer Corp.             1,506,350                         53,098,838

Dell Computer Corp. (a)           1,000,000                         80,125,000

EMC Corp. (a)                     1,729,000                         177,006,371



                                 SHARES                            VALUE (NOTE 1)

Ingram Micro, Inc. Class A (a)    50,000                           $ 1,100,000

Insight Enterprises, Inc. (a)     286,875                           6,669,844

International Business            204,000                           34,680,000
Machines Corp.

Iomega Corp. (a)                  200,000                           1,212,500

Komag, Inc. (a)                   100,000                           700,000

Lexmark International Group,      250,000                           25,796,875
Inc.  Class A (a)

Micron Electronics, Inc. (a)      200,000                           2,875,000

Network Appliance, Inc. (a)       150,000                           6,300,000

Quantum Corp. (a)                 247,000                           4,060,063

Seagate Technology, Inc. (a)      500,000                           14,468,750

Sun Microsystems, Inc. (a)        450,000                           43,790,625

Symbol Technologies, Inc.         100,000                           5,300,000

Tech Data Corp. (a)               200,000                           3,400,000

Unisys Corp. (a)                  200,000                           5,962,500

                                                                    476,410,766

CONSUMER ELECTRONICS - 1.0%

Sharp Corp.                       1,968,000                         19,142,747

DEFENSE ELECTRONICS - 0.1%

Alpha Industries, Inc. (a)        60,000                            1,222,500

ELECTRONIC INSTRUMENTS - 7.0%

Advantest Corp.                   105,100                           7,954,229

Applied Materials, Inc. (a)       1,700,000                         94,562,500

KLA-Tencor Corp. (a)              100,000                           5,181,250

LAM Research Corp. (a)            62,400                            1,844,700

Smart Modular Technologies,       650,000                           10,440,625
Inc. (a)

Teradyne, Inc. (a)                400,000                           19,050,000

                                                                    139,033,304

ELECTRONICS - 25.0%

Altera Corp. (a)                  300,000                           14,587,500

Analog Devices, Inc. (a)          450,000                           11,278,125

C-Cube Microsystems, Inc. (a)     72,300                            1,355,625

Intel Corp.                       400,000                           47,975,000

Linear Technology Corp.           1,046,600                         45,854,163

LSI Logic Corp. (a)               500,000                           12,968,750

Microchip Technology, Inc. (a)    100,000                           2,725,000

Micron Technology, Inc. (a)       1,655,000                         95,369,375

Motorola, Inc.                    630,000                           44,257,500

PMC-Sierra, Inc. (a)              50,000                            3,543,750

Rambus, Inc. (a)                  75,300                            5,473,369

Semtech Corp. (a)                 470,000                           14,276,250

Solectron Corp. (a)               173,200                           7,739,875

Texas Instruments, Inc.           1,499,200                         133,709,900

Tokyo Electron Ltd.               172,000                           7,801,764

Xilinx, Inc. (a)                  650,000                           45,337,500

                                                                    494,253,446

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.6%

ASM Lithography Holding N V       300,000                           11,887,500
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                            VALUE (NOTE 1)

SERVICES - 0.0%

Corporate Executive Board Co.     1,200                            $ 29,400
(a)

TELEPHONE SERVICES - 1.9%

MCI WorldCom, Inc. (a)            461,000                           38,032,500

TOTAL COMMON STOCKS                                                 1,708,280,390
(Cost $1,339,272,825)

CASH EQUIVALENTS - 13.6%

                                 MATURITY AMOUNT

Investments in repurchase        $ 4,474,771                        4,473,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.75%,
dated 2/26/99 due 3/1/99

                                 SHARES

Taxable Central Cash Fund (b)     264,220,070                       264,220,070

TOTAL CASH EQUIVALENTS                                              268,693,070
(Cost $268,693,070)

TOTAL INVESTMENT IN                                                 $ 1,976,973,460
SECURITIES - 100%
(Cost $1,607,965,895)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,827,516,954 and $1,247,515,427, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $217,026 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $18,833,331. The fund received cash collateral of $18,038,100.

The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $37,166,000. The weighted average interest rate was 5.87%. Interest earned from the interfund lending program amounted to $6,055 and is included in interest income on the Statement of Operations.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $1,612,250,580. Net unrealized appreciation aggregated $364,722,880, of which $447,991,267 related to appreciated investment securities and $83,268,387 related to depreciated investment securities.

The fund hereby designates approximately $1,825,000 as a capital gain dividend for the purpose of the dividend paid deduction.

COMPUTERS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                             FEBRUARY 28, 1999

ASSETS

Investment in securities, at                   $ 1,976,973,460
value (including repurchase
agreements of $4,473,000)
(cost $1,607,965,895) -  See
accompanying schedule

Cash                                            540

Receivable for investments                      74,550,698
sold

Receivable for fund shares                      12,196,853
sold

Dividends receivable                            111,480

Interest receivable                             847,493

Redemption fees receivable                      6,719

Other receivables                               82,279

 TOTAL ASSETS                                   2,064,769,522

LIABILITIES

Payable for investments         $ 205,491,186
purchased

Payable for fund shares          7,938,408
redeemed

Accrued management fee           946,369

Other payables and accrued       920,650
expenses

Collateral on securities         18,038,100
loaned,  at value

 TOTAL LIABILITIES                              233,334,713

NET ASSETS                                     $ 1,831,434,809

Net Assets consist of:

Paid in capital                                $ 1,363,112,573

Accumulated undistributed net                   99,314,671
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                     369,007,565
(depreciation) on investments

NET ASSETS, for 26,786,080                     $ 1,831,434,809
shares outstanding

NET ASSET VALUE and                             $68.37
redemption price per share
($1,831,434,809 (divided by)
26,786,080 shares)

Maximum offering price per                      $70.48
share (100/97.00 of $68.37)

STATEMENT OF OPERATIONS
                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 1,207,978
Dividends

Interest (including income on                   5,691,380
securities loaned of
$578,753)

 TOTAL INCOME                                   6,899,358

EXPENSES

Management fee                   $ 6,013,190

Transfer agent fees               5,234,820

Accounting and security           764,075
lending fees

Non-interested trustees'          3,899
compensation

Custodian fees and expenses       37,728

Registration fees                 380,098

Audit                             42,206

Legal                             5,276

Reports to shareholders           103,662

 Total expenses before            12,584,954
reductions

 Expense reductions               (214,475)     12,370,479

NET INVESTMENT INCOME (LOSS)                    (5,471,121)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            193,009,783

 Foreign currency transactions    24,748        193,034,531

Change in net unrealized                        272,430,790
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 465,465,321

NET INCREASE (DECREASE) IN                     $ 459,994,200
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 9,062,985
charges paid to FDC

 Sales charges - Retained by                   $ 9,053,383
FDC

 Deferred sales charges                        $ 5,657
withheld   by FDC

 Exchange fees withheld by FSC                 $ 73,148

EXPENSE REDUCTIONS Directed                    $ 207,334
brokerage arrangements

 Custodian credits                              5,645

 Transfer agent credits                         1,496

                                               $ 214,475

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (5,471,121)                 $ (4,376,259)
income (loss)

 Net realized gain (loss)         193,034,531                   89,255,411

 Change in net unrealized         272,430,790                   22,245,884
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       459,994,200                   107,125,036
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (132,918,806)
 From net realized gain

 In excess of net realized        -                             (34,413,012)
gain

 TOTAL DISTRIBUTIONS              -                             (167,331,818)

Share transactions Net            1,830,119,568                 808,411,253
proceeds from sales of shares

 Reinvestment of distributions    -                             165,233,207

 Cost of shares redeemed          (1,247,821,903)               (733,889,159)

 NET INCREASE (DECREASE) IN       582,297,665                   239,755,301
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  3,678,254                     1,629,692

  TOTAL INCREASE (DECREASE)       1,045,970,119                 181,178,211
IN NET ASSETS

NET ASSETS

 Beginning of period              785,464,690                   604,286,479

 End of period                   $ 1,831,434,809               $ 785,464,690

OTHER INFORMATION
Shares

 Sold                             33,082,983                    17,046,061

 Issued in reinvestment of        -                             4,788,686
distributions

 Redeemed                         (25,415,629)                  (15,239,529)

 Net increase (decrease)          7,667,354                     6,595,218




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999         1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 41.08      $ 48.25    $ 41.03    $ 30.67    $ 27.02
period

Income from Investment
Operations

Net investment income (loss) C    (.29)        (.32)      (.36)      (.23)      (.31)

Net realized and unrealized       27.39        6.42       9.94       16.10      3.68
gain (loss)

Total from investment             27.10        6.10       9.58       15.87      3.37
operations

Less Distributions

From net realized gain            -            (10.64)    (2.47)     (5.61)     -

In excess of net realized gain    -            (2.75)     -          -          -

Total distributions               -            (13.39)    (2.47)     (5.61)     -

Redemption fees added to paid     .19          .12        .11        .10        .28
in capital

Net asset value, end of period   $ 68.37      $ 41.08    $ 48.25    $ 41.03    $ 30.67

TOTAL RETURN A, B                 66.43%       20.33%     23.97%     52.79%     13.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,831,435  $ 785,465  $ 604,286  $ 527,337  $ 215,014
(000 omitted)

Ratio of expenses to average      1.25%        1.40%      1.48%      1.40%      1.71%
net assets

Ratio of expenses to average      1.23% D      1.34% D    1.44% D    1.38% D    1.69% D
net assets after expense
reductions

Ratio of net investment           (.54)%       (.67)%     (.83)%     (.56)%     (1.12)%
income (loss) to average net
assets

Portfolio turnover rate           133%         333%       255%       129%       189%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


DEVELOPING COMMUNICATIONS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT DEVELOPING             63.01%       193.13%       573.87%
COMMUNICATIONS

SELECT DEVELOPING             58.05%       184.27%       553.58%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                       19.74%       194.91%       331.09%

GS Technology                 48.15%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT DEVELOPING           63.01%       24.00%        24.62%
COMMUNICATIONS

SELECT DEVELOPING           58.05%       23.24%        24.19%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.36%

GS Technology               48.15%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND

             Developing Communications   S&P 500
             00518                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       8953.10                     9968.00
  1990/08/31       7866.70                     9066.89
  1990/09/30       6751.20                     8625.34
  1990/10/31       7081.00                     8588.25
  1990/11/30       8235.30                     9143.05
  1990/12/31       8759.10                     9398.14
  1991/01/31      10146.20                     9807.90
  1991/02/28      10776.70                    10509.16
  1991/03/31      11494.50                    10763.48
  1991/04/30      11591.50                    10789.32
  1991/05/31      11766.10                    11255.41
  1991/06/30      10841.06                    10739.92
  1991/07/31      11963.62                    11240.40
  1991/08/31      12670.42                    11506.79
  1991/09/30      12815.94                    11314.63
  1991/10/31      13564.32                    11466.25
  1991/11/30      12888.70                    11004.16
  1991/12/31      14135.99                    12263.03
  1992/01/31      14510.18                    12034.94
  1992/02/29      14998.70                    12191.39
  1992/03/31      14260.72                    11953.66
  1992/04/30      14073.63                    12305.10
  1992/05/31      14011.26                    12365.39
  1992/06/30      13512.35                    12181.15
  1992/07/31      14104.81                    12679.36
  1992/08/31      13574.71                    12419.43
  1992/09/30      14032.05                    12565.98
  1992/10/31      14655.70                    12609.96
  1992/11/30      15986.14                    13039.96
  1992/12/31      16569.33                    13200.35
  1993/01/31      17017.15                    13311.24
  1993/02/28      17121.30                    13492.27
  1993/03/31      17735.75                    13776.96
  1993/04/30      17206.93                    13443.55
  1993/05/31      18365.83                    13803.84
  1993/06/30      19160.51                    13843.87
  1993/07/31      19535.77                    13788.50
  1993/08/31      21323.79                    14311.08
  1993/09/30      21621.79                    14200.89
  1993/10/31      22372.32                    14494.84
  1993/11/30      20672.60                    14357.14
  1993/12/31      21833.52                    14530.86
  1994/01/31      22673.27                    15024.91
  1994/02/28      22298.78                    14617.74
  1994/03/31      20744.11                    13980.40
  1994/04/30      21598.03                    14159.35
  1994/05/31      20440.78                    14391.57
  1994/06/30      18918.07                    14038.97
  1994/07/31      20879.32                    14499.45
  1994/08/31      22657.83                    15093.93
  1994/09/30      22962.38                    14724.13
  1994/10/31      25021.07                    15055.42
  1994/11/30      24314.54                    14507.10
  1994/12/31      25138.57                    14722.24
  1995/01/31      24467.87                    15103.99
  1995/02/28      25337.29                    15692.59
  1995/03/31      25473.91                    16155.68
  1995/04/30      26593.13                    16631.47
  1995/05/31      27505.97                    17296.23
  1995/06/30      30405.58                    17698.02
  1995/07/31      33318.60                    18284.88
  1995/08/31      33399.15                    18330.78
  1995/09/30      34285.14                    19104.34
  1995/10/31      30875.42                    19036.14
  1995/11/30      31023.08                    19871.82
  1995/12/31      29504.05                    20254.55
  1996/01/31      28582.05                    20944.02
  1996/02/29      30871.16                    21138.17
  1996/03/31      30569.12                    21341.73
  1996/04/30      32572.09                    21656.31
  1996/05/31      34416.10                    22214.82
  1996/06/30      32921.82                    22299.46
  1996/07/31      30060.43                    21314.27
  1996/08/31      31570.61                    21763.79
  1996/09/30      34416.10                    22988.66
  1996/10/31      32969.51                    23622.68
  1996/11/30      34527.37                    25408.32
  1996/12/31      33796.13                    24904.98
  1997/01/31      35226.82                    26461.05
  1997/02/28      31284.47                    26668.50
  1997/03/31      28566.15                    25572.69
  1997/04/30      29742.50                    27099.38
  1997/05/31      33907.41                    28749.19
  1997/06/30      35099.65                    30037.16
  1997/07/31      39566.59                    32427.21
  1997/08/31      39407.62                    30610.64
  1997/09/30      42110.04                    32287.18
  1997/10/31      37198.00                    31208.79
  1997/11/30      37500.03                    32653.45
  1997/12/31      35837.88                    33214.11
  1998/01/31      35758.25                    33581.45
  1998/02/28      40098.61                    36003.35
  1998/03/31      41452.49                    37847.08
  1998/04/30      42391.48                    38227.82
  1998/05/31      40333.83                    37570.69
  1998/06/30      43290.45                    39096.81
  1998/07/31      44369.22                    38680.43
  1998/08/31      35379.51                    33088.01
  1998/09/30      40353.81                    35207.63
  1998/10/31      43789.88                    38071.42
  1998/11/30      50202.54                    40378.93
  1998/12/31      60091.22                    42705.56
  1999/01/31      70259.58                    44491.51
  1999/02/26      65358.00                    43108.71
IMATRL PRASUN   SHR__CHT 19990228 19990309 143851 R00000000000107

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $65,358 - a 553.58% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $43,109 - a 331.09% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                                 % OF FUND'S INVESTMENTS

OY Nokia AB sponsored ADR         10.0

MCI WorldCom, Inc.                7.3

Motorola, Inc.                    7.3

ADC Telecommunications, Inc.      5.0

Cisco Systems, Inc.               5.0

Cox Communications, Inc.          3.5
Class A

Aware, Inc.                       3.1

Texas Instruments, Inc.           3.1

America Online, Inc.              3.0

Comcast Corp. Class A (special)   2.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Communications Equipment 28.6%
Telephone Services 14.8%
Broadcasting 12.0%
Computer Services & Software 11.3%
Electronics 10.5%
All Others 22.8%*

Row: 1, Col: 1, Value: 34.0
Row: 1, Col: 2, Value: 7.9
Row: 1, Col: 3, Value: 9.699999999999999
Row: 1, Col: 4, Value: 9.800000000000001
Row: 1, Col: 5, Value: 12.9
Row: 1, Col: 6, Value: 25.7

* INCLUDES SHORT-TERM INVESTMENTS

DEVELOPING COMMUNICATIONS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Andrew Kaplan)

Andrew Kaplan,
Portfolio Manager of Fidelity Select Developing Communications
Portfolio

Q. HOW DID THE FUND PERFORM, ANDY?

A. Very well. For the 12 months that ended February 28, 1999, the fund returned 63.01%, while the Standard & Poor's 500 Index returned
19.74%. During the same period, the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 48.15%.

Q. HOW WAS THE FUND ABLE TO OUTPACE THE RETURNS OF BOTH BENCHMARKS OVER THE PAST 12 MONTHS?

A. The incredible rebound of technology stocks over the last four months of the period helped the fund generate robust returns. Technology stocks hit a low point in early October when fears about an economic slowdown peaked following financial turmoil in Asian and Russian markets. However, when it became evident that the international situation was not getting worse and, more importantly, that U.S. economic growth was accelerating, investors returned to technology stocks with a vengeance. Specifically, the fund outperformed the Goldman Sachs Technology Index because of my focus on large-capitalization stocks. I continued to believe that investors would pay a premium for stocks that weren't at risk of reporting disappointing earnings numbers - and these were mostly larger-cap stocks. On top of that, I focused on Internet stocks - the industry that enjoyed the most dramatic growth.

Q. WHICH INDIVIDUAL HOLDINGS PERFORMED PARTICULARLY WELL?

A. Some examples of the Internet stocks that did particularly well were Yahoo!, America Online and Amazon.com. Another Internet play that was successful was Aware, Inc., a company that provides high-speed Internet access. Cisco Systems, a maker of networking equipment for the Internet, also generated healthy returns. Looking to other areas, wireless communications was one of the fastest growing areas of technology. The promise of wireless is its increasing reach into developing economies that have no access to wire-line phones. In addition, as advances in technology cause service prices to fall, wireless phones are becoming mass-market items rather than luxury items. Nokia was one of my favorite wireless names. It rapidly increased market share by commercializing and mass-producing devices with the latest technologies.

Q. ARE YOU CONCERNED ABOUT THE INCREDIBLE RUN-UP IN INTERNET STOCKS?

A. Sure. After all, we've seen several years of appreciation all in a few months. For instance, from early October through early January, many Internet stocks appreciated as much as 400% to 500%. I'm always concerned that there may be a correction after that kind of run-up. As a result, I reduced the weighting of some of the Internet stocks that enjoyed the most dramatic gains during the period, such as Yahoo! and Amazon. However, I continued to make investments directly in Internet companies, or indirectly through the service providers, because I believe in the long-term growth of the sector.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. It was an extraordinary period because almost all of the fund's large positions did well. In hindsight, I would have owned more cable stocks. I was a little late in recognizing the potential of cable as a means of accessing the Internet. Cable companies have been aggressive in their introduction of cable modems and in providing high-speed Internet service to the home. This strategy was a great catalyst for growth and provided cable companies with a tremendous source of ancillary revenue. By the end of the period, both Cox Communications and Comcast were among the fund's top-10 holdings, but I believe I could have done more sooner.

Q. WHAT'S YOUR OUTLOOK?

A. I continue to be bullish about technology and developing communications, especially because - with the Internet - we're only in the second inning. People are starting to realize that these business models can make money and that the industry is far from mature. For instance, we have barely captured 10% of the potential subscriber base and we've only scratched the surface as far as ways to make money through this medium. I will continue to look for the most aggressive ways to capitalize on the future growth in that area. However, I am more concerned about valuations than I was six months ago - and I'd be foolish not to be - given the incredible run-up in the stocks. As a result, I will continue to focus on stocks that I believe can deliver strong earnings.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: June 29, 1990

FUND NUMBER: 518

TRADING SYMBOL: FSDCX

SIZE: as of February 28, 1999, more than $612 million

MANAGER: Andrew Kaplan, since 1998;
manager, Fidelity Select Technology Portfolio, since 1998; Fidelity Select Electronics
Portfolio, 1996-1998; joined Fidelity in 1995

DEVELOPING COMMUNICATIONS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 92.2%

                                SHARES                      VALUE (NOTE 1)

BROADCASTING - 12.0%

Cablevision Systems Corp.        1,000                      $ 65,000
Class A (a)

CBS Corp.                        74,600                      2,750,875

Comcast Corp. Class A            250,000                     17,734,375
(special)

Cox Communications, Inc.         300,000                     21,225,000
Class A (a)

MediaOne Group, Inc.             300,000                     16,350,000

Tele-Communications, Inc.        225,000                     14,132,813
(TCI Group) Series A (a)

                                                             72,258,063

CELLULAR - 2.6%

AirTouch Communications, Inc.    88,500                      8,059,031
(a)

Nextel Communications, Inc.      255,000                     7,665,938
Class A (a)

                                                             15,724,969

COMMUNICATIONS EQUIPMENT -
28.6%

3Com Corp. (a)                   25,000                      785,938

ADC Telecommunications, Inc.     750,000                     30,375,000
(a)

Ascend Communications, Inc.      153,600                     11,817,600
(a)

Carrier Access Corp. (a)         200,000                     7,900,000

Cisco Systems, Inc. (a)          307,500                     30,077,344

Filtronic PLC                    81,180                      1,034,546

InterVoice, Inc. (a)             149,400                     1,624,725

Level One Communications,        231,100                     7,741,850
Inc. (a)

Newbridge Networks Corp. (a)     196,400                     4,773,882

OY Nokia AB sponsored ADR        445,000                     60,353,123

P-Com, Inc. (a)                  800,000                     5,075,000

Plantronics, Inc. (a)            20,400                      1,234,200

Premisys Communications, Inc.    128,800                     1,062,600
(a)

Tekelec (a)                      700,000                     8,487,500

                                                             172,343,308

COMPUTER SERVICES & SOFTWARE
- 11.3%

Amazon.com, Inc. (a)             45,000                      5,765,625

America Online, Inc.             200,000                     17,787,500

Aware, Inc. (a)                  545,000                     18,870,625

eBay, Inc. (a)                   20,000                      6,680,000

Franklin Electronic              182,800                     1,051,100
Publishers (a)

InterVU, Inc. (a)                65,000                      1,332,500

Lycos, Inc. (a)                  25,000                      2,190,625

Siebel Systems, Inc. (a)         32,900                      1,447,600

Yahoo!, Inc. (a)                 83,400                      12,801,900

                                                             67,927,475

COMPUTERS & OFFICE EQUIPMENT
- 1.2%

Comverse Technology, Inc. (a)    103,100                     7,397,425

DEFENSE ELECTRONICS - 1.6%

Alpha Industries, Inc. (a)       101,150                     2,060,931

REMEC, Inc. (a)                  450,000                     7,734,375

                                                             9,795,306



                                SHARES                      VALUE (NOTE 1)

ELECTRICAL EQUIPMENT - 3.3%

Adtran, Inc. (a)                 600,000                    $ 12,300,000

ANTEC Corp. (a)                  50,000                      1,393,750

General Instrument Corp. (a)     178,600                     5,224,050

Research in Motion Ltd. (a)      150,000                     1,333,068

                                                             20,250,868

ELECTRONIC INSTRUMENTS - 3.1%

Aeroflex, Inc. (a)               300,000                     4,031,250

Intest Corp. (a)                 188,000                     1,269,000

JDS Fitel, Inc. (a)              307,400                     13,149,821

                                                             18,450,071

ELECTRONICS - 10.5%

Motorola, Inc.                   625,000                     43,906,250

Texas Instruments, Inc.          210,000                     18,729,375

Vitesse Semiconductor Corp.      17,400                      799,313
(a)

                                                             63,434,938

ENTERTAINMENT - 0.9%

Tele-Communications, Inc.        100,000                     5,387,500
(Liberty Media Group) Series
A (a)

PACKAGING & CONTAINERS - 2.3%

Corning, Inc.                    257,000                     13,749,500

TELEPHONE SERVICES - 14.8%

Covad Communications Group,      300,700                     12,178,350
Inc. (a)

MCI WorldCom, Inc. (a)           534,146                     44,067,045

McLeodUSA, Inc. Class A (a)      50,000                      1,925,000

Metromedia Fiber Network,        375,000                     16,312,500
Inc.  Class A (a)

Qwest Communications             131,689                     8,090,643
International, Inc. (a)

WinStar Communications, Inc.     224,000                     7,056,000
(a)

                                                             89,629,538

TOTAL COMMON STOCKS                                          556,348,961
(Cost $432,392,044)

CASH EQUIVALENTS - 7.8%



Taxable Central Cash Fund (b)    46,881,297                  46,881,297
(Cost $46,881,297)

TOTAL INVESTMENT IN                                          $ 603,230,258
SECURITIES - 100%
(Cost $479,273,341)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,067,740,674 and $863,840,247, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $91,601 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States               86.6%

Finland                     10.0

Canada                      3.2

Others (individually less   0.2
than 1%)

TOTAL                       100.0%

Transactions during the period with companies which are or were affiliates are as follows:

              PURCHASES SALES       DIVIDEND VALUE
AFFILIATE     COST      COST        INCOME
Anicom, Inc.  $ -       $ 1,787,500 $ -       $ -

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $482,807,908. Net unrealized appreciation aggregated $120,422,350, of which $146,132,317 related to appreciated investment securities and $25,709,967 related to depreciated investment securities.

The fund hereby designates approximately $734,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 19% of the dividends distributed the fiscal year qualifies for the dividends-received deductions for corporate shareholders
(unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for the use in preparing 1999 income tax returns.

DEVELOPING COMMUNICATIONS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 603,230,258
value  (cost $479,273,341) -
 See accompanying schedule

Receivable for investments                   7,097,155
sold

Receivable for fund shares                   11,595,475
sold

Dividends receivable                         157,150

Interest receivable                          150,223

Redemption fees receivable                   3,362

Other receivables                            453,068

 TOTAL ASSETS                                622,686,691

LIABILITIES

Payable for investments        $ 7,781,817
purchased

Payable for fund shares         2,246,529
redeemed

Accrued management fee          311,449

Other payables and accrued      285,678
expenses

 TOTAL LIABILITIES                           10,625,473

NET ASSETS                                  $ 612,061,218

Net Assets consist of:

Paid in capital                             $ 455,289,751

Accumulated undistributed net                32,812,995
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  123,958,472
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 18,703,523                  $ 612,061,218
shares outstanding

NET ASSET VALUE and                          $32.72
redemption price per share
($612,061,218 (divided by)
18,703,523 shares)

Maximum offering price per                   $33.73
share (100/97.00 of $32.72)

STATEMENT OF OPERATIONS
                           YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 518,090
Dividends

Interest                                       1,648,201

 TOTAL INCOME                                  2,166,291

EXPENSES

Management fee                   $ 1,854,817

Transfer agent fees               1,936,382

Accounting fees and expenses      287,287

Non-interested trustees'          1,386
compensation

Custodian fees and expenses       35,597

Registration fees                 108,938

Audit                             23,069

Legal                             3,389

Reports to shareholders           43,296

 Total expenses before            4,294,161
reductions

 Expense reductions               (130,962)    4,163,199

NET INVESTMENT INCOME (LOSS)                   (1,996,908)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            53,776,976
(including realized gain of
$159,311 on sale of
investments in affiliated
issuers)

 Foreign currency transactions    (45,749)     53,731,227

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            97,385,464

 Assets and liabilities in        5,216        97,390,680
foreign currencies

NET GAIN (LOSS)                                151,121,907

NET INCREASE (DECREASE) IN                    $ 149,124,999
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,740,638
charges paid to FDC

 Sales charges - Retained by                  $ 1,737,968
FDC

 Deferred sales charges                       $ 3,177
withheld   by FDC

 Exchange fees withheld by FSC                $ 23,850

 Expense reductions  Directed                 $ 128,666
brokerage arrangements

  Custodian credits                            2,296

                                              $ 130,962

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (1,996,908)                 $ (1,952,549)
income (loss)

 Net realized gain (loss)         53,731,227                    43,720,650

 Change in net unrealized         97,390,680                    15,846,999
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       149,124,999                   57,615,100
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (820,226)                     (39,986,959)
from net realized gains

Share transactions Net            606,604,197                   191,485,848
proceeds from sales of shares

 Reinvestment of distributions    808,781                       39,302,908

 Cost of shares redeemed          (383,100,933)                 (230,874,543)

 NET INCREASE (DECREASE) IN       224,312,045                   (85,787)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,088,615                     453,709

  TOTAL INCREASE (DECREASE)       373,705,433                   17,996,063
IN NET ASSETS

NET ASSETS

 Beginning of period              238,355,785                   220,359,722

 End of period                   $ 612,061,218                 $ 238,355,785

OTHER INFORMATION
Shares

 Sold                             21,247,025                    8,748,662

 Issued in reinvestment of        39,007                        2,281,074
distributions

 Redeemed                         (14,419,633)                  (10,392,215)

 Net increase (decrease)          6,866,399                     637,521




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.14    $ 19.68    $ 19.42    $ 20.40    $ 19.65
period

Income from Investment
Operations

Net investment income (loss) C    (.16)      (.18)      (.18)      (.17)      (.16)

Net realized and unrealized       12.72      4.95       .42        4.17       2.55
gain (loss)

Total from investment             12.56      4.77       .24        4.00       2.39
operations

Less Distributions

From net realized gain            (.07)      (4.35)     -          (5.00)     (1.67)

Redemption fees added to paid     .09        .04        .02        .02        .03
in capital

Net asset value, end of period   $ 32.72    $ 20.14    $ 19.68    $ 19.42    $ 20.40

TOTAL RETURN A, B                 63.01%     28.17%     1.34%      21.84%     13.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 612,061  $ 238,356  $ 220,360  $ 333,185  $ 254,426
(000 omitted)

Ratio of expenses to average      1.38%      1.61%      1.64%      1.53%      1.58%
net assets

Ratio of expenses to average      1.34% D    1.55% D    1.62% D    1.51% D    1.56% D
net assets after expense
reductions

Ratio of net investment           (.64)%     (.82)%     (.86)%     (.78)%     (.83)%
income (loss) to average net
assets

Portfolio turnover rate           299%       383%       202%       249%       266%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE.
CNET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


ELECTRONICS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ELECTRONICS                35.30%       337.85%       1,238.46%

SELECT ELECTRONICS (LOAD ADJ.)    31.16%       324.64%       1,198.23%

S&P 500                           19.74%       194.91%       459.21%

GS Technology                     48.15%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ELECTRONICS              35.30%       34.36%        29.62%

SELECT ELECTRONICS (LOAD ADJ.)  31.16%       33.54%        29.22%

S&P 500                         19.74%       24.15%        18.78%

GS Technology                   48.15%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Electronics                 S&P 500
             00008                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9629.09                    10233.00
  1989/04/30      10380.70                    10764.09
  1989/05/31      11373.39                    11200.04
  1989/06/30      10253.07                    11136.20
  1989/07/31      10366.52                    12141.80
  1989/08/31      10721.05                    12379.78
  1989/09/30      11018.86                    12329.02
  1989/10/31      10522.51                    12042.99
  1989/11/30      10550.88                    12288.66
  1989/12/31      10990.50                    12583.59
  1990/01/31      11359.21                    11739.23
  1990/02/28      12266.81                    11890.67
  1990/03/31      12862.43                    12205.77
  1990/04/30      12919.15                    11900.63
  1990/05/31      14819.44                    13060.94
  1990/06/30      15046.35                    12972.12
  1990/07/31      14337.28                    12930.61
  1990/08/31      12096.64                    11761.68
  1990/09/30      10267.25                    11188.89
  1990/10/31       9898.54                    11140.78
  1990/11/30      10919.59                    11860.47
  1990/12/31      11628.79                    12191.38
  1991/01/31      13247.45                    12722.92
  1991/02/28      14411.75                    13632.61
  1991/03/31      15178.49                    13962.52
  1991/04/30      15263.68                    13996.03
  1991/05/31      15760.64                    14600.66
  1991/06/30      13843.80                    13931.95
  1991/07/31      14795.12                    14581.18
  1991/08/31      15405.67                    14926.75
  1991/09/30      14227.17                    14677.48
  1991/10/31      14922.91                    14874.16
  1991/11/30      14014.19                    14274.73
  1991/12/31      15732.24                    15907.76
  1992/01/31      17592.28                    15611.87
  1992/02/29      18557.80                    15814.83
  1992/03/31      17095.32                    15506.44
  1992/04/30      16768.75                    15962.33
  1992/05/31      16797.15                    16040.54
  1992/06/30      15576.05                    15801.54
  1992/07/31      16399.58                    16447.82
  1992/08/31      16569.97                    16110.64
  1992/09/30      17166.32                    16300.75
  1992/10/31      18458.40                    16357.80
  1992/11/30      19665.30                    16915.60
  1992/12/31      20048.67                    17123.66
  1993/01/31      20730.21                    17267.50
  1993/02/28      20275.85                    17502.34
  1993/03/31      20985.79                    17871.64
  1993/04/30      20615.87                    17439.14
  1993/05/31      22684.59                    17906.51
  1993/06/30      23098.33                    17958.44
  1993/07/31      23754.62                    17886.61
  1993/08/31      25794.80                    18564.51
  1993/09/30      26222.81                    18421.56
  1993/10/31      25723.47                    18802.89
  1993/11/30      25523.73                    18624.26
  1993/12/31      26480.24                    18849.62
  1994/01/31      28309.35                    19490.50
  1994/02/28      29651.83                    18962.31
  1994/03/31      29332.99                    18135.55
  1994/04/30      29249.08                    18367.69
  1994/05/31      29165.18                    18668.92
  1994/06/30      27604.56                    18211.53
  1994/07/31      28175.11                    18808.87
  1994/08/31      30927.17                    19580.03
  1994/09/30      30037.79                    19100.32
  1994/10/31      31262.79                    19530.08
  1994/11/30      30860.05                    18818.79
  1994/12/31      31027.86                    19097.87
  1995/01/31      30138.47                    19593.08
  1995/02/28      33226.15                    20356.63
  1995/03/31      36649.45                    20957.35
  1995/04/30      40743.99                    21574.54
  1995/05/31      43714.21                    22436.88
  1995/06/30      49939.92                    22958.09
  1995/07/31      57407.41                    23719.38
  1995/08/31      58162.55                    23778.91
  1995/09/30      59202.97                    24782.38
  1995/10/31      57575.22                    24693.91
  1995/11/30      56132.06                    25777.97
  1995/12/31      52427.25                    26274.46
  1996/01/31      54199.26                    27168.84
  1996/02/29      57397.04                    27420.69
  1996/03/31      54036.32                    27684.75
  1996/04/30      60207.82                    28092.83
  1996/05/31      61796.53                    28817.34
  1996/06/30      56602.69                    28927.14
  1996/07/31      53873.37                    27649.13
  1996/08/31      56480.48                    28232.26
  1996/09/30      64098.11                    29821.17
  1996/10/31      64607.31                    30643.63
  1996/11/30      74302.48                    32959.99
  1996/12/31      74302.48                    32307.05
  1997/01/31      85912.25                    34325.59
  1997/02/28      77296.58                    34594.71
  1997/03/31      71919.43                    33173.21
  1997/04/30      78621.09                    35153.65
  1997/05/31      87259.78                    37293.80
  1997/06/30      86722.66                    38964.57
  1997/07/31     101784.43                    42064.98
  1997/08/31     105633.80                    39708.50
  1997/09/30     109550.31                    41883.33
  1997/10/31      93302.40                    40484.43
  1997/11/30      92630.99                    42358.45
  1997/12/31      84496.95                    43085.75
  1998/01/31      85868.21                    43562.28
  1998/02/28      95960.67                    46703.99
  1998/03/31      93218.15                    49095.70
  1998/04/30      97606.18                    49589.60
  1998/05/31      84551.80                    48737.16
  1998/06/30      86224.74                    50716.86
  1998/07/31      89844.86                    50176.72
  1998/08/31      71936.22                    42922.17
  1998/09/30      81452.76                    45671.77
  1998/10/31      97469.05                    49386.71
  1998/11/30     110797.69                    52380.04
  1998/12/31     127691.59                    55398.18
  1999/01/31     154074.61                    57714.93
  1999/02/26     129823.00                   55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990322 112556 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $129,823 - an 1,198.23% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                              % OF FUND'S INVESTMENTS

Texas Instruments, Inc.        9.9

Micron Technology, Inc.        9.3

Intel Corp.                    6.7

Applied Materials, Inc.        5.6

Motorola, Inc.                 4.9

KLA-Tencor Corp.               3.5

Xilinx, Inc.                   3.2

Teradyne, Inc.                 3.1

LAM Research Corp.             2.7

Cadence Design Systems, Inc.   2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Electronics 55.6%
Electronic Instruments 17.8%
Computer Services & Software 5.2%
Computers & Office Equipment 4.0%
Industrial Machinery & Equipment 2.8%
All Others 14.6%*

Row: 1, Col: 1, Value: 14.6
Row: 1, Col: 2, Value: 2.8
Row: 1, Col: 3, Value: 4.0
Row: 1, Col: 4, Value: 5.2
Row: 1, Col: 5, Value: 17.8
Row: 1, Col: 6, Value: 55.6

* INCLUDES SHORT-TERM INVESTMENTS

ELECTRONICS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Matthew Grech)

Matthew Grech,
Portfolio Manager
of Fidelity Select
Electronics Portfolio

Q. HOW DID THE FUND PERFORM, MATT?

A. For the 12 months that ended February 28, 1999, the fund returned 35.30%, outperforming the 19.74% return of the Standard & Poor's 500 Index. The fund also compares itself to the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 48.15% over the same 12-month time period.

Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE FOR ELECTRONICS STOCKS?

A. It was mixed. The first part of the year was a struggle because personal computer (PC) inventories were high and slow to come down in the aftermath of the Asian economic crisis and subsequent rapidly declining demand. In October, the market improved overall, following good news about the prospects for recovery in Korea and Taiwan, and, to a lesser extent, Japan. Investors saw strong PC sales through the holiday season and into January. In February, concerns re-emerged when disappointing earnings announcements, which resulted in a correction, dampened the market's euphoria. Throughout the year, investors gravitated to large-cap companies across industries, while small-cap stocks never really got off the ground. In this environment, the fund performed very strongly during the October-January recovery, as electronics stocks tended to do better relative to the rest of the technology sector, but could not keep pace with the Goldman Sachs index for the entire period, given the benchmark's exposure to Internet stocks and other strong-performing, large-cap technology issues.

Q. WHAT STRATEGY DID YOU USE TO MANAGE THE FUND IN THIS VOLATILE
ENVIRONMENT?

A. It generally was a stock picker's market, where the difference in performance was made by individual stock selection - although some industries did better than others. I beefed up on large-cap companies, which continued to maintain their edge over smaller companies during the period. Anticipating growing interest in manufacturing outsourcing, I also bought electronics contract manufacturers, more specifically telecommunications equipment manufacturers such as Solectron, Jabil and Sanmina.

Q. WHICH STOCKS PERFORMED WELL DURING THE PAST 12 MONTHS?

A. PC makers Intel, Micron Technology, Teradyne and Texas Instruments all did well as personal computer inventory wound down and demand picked up. PMC-Sierra and Vitesse sell semiconductors to communication companies, which use them in their equipment. They both performed well, enjoying strong demand for their products. Sanmina, Solectron and Jabil, all electronic contract manufacturers, benefited from the growing outsourcing trend.

Q. WHICH STOCKS DISAPPOINTED?

A. Cadence Design, a leader in its industry and whose automated electronic design product is used in the design of semiconductors, did not do as well as I hoped. Cadence should have followed the performance of semiconductor companies. Unfortunately, its recovery, along with other design automation companies, was much slower than I expected. Integrated Device Technology, a maker of standard random access memory, tried to branch out, getting into the low-end microprocessor game, and didn't reach expectations. Along with other PC makers, Hewlett-Packard suffered from high inventories during the first part of the period. Its problems in the corporate desktop market prevented the company's full participation in the industry's recovery in October, and its performance suffered. I sold both Hewlett-Packard and Integrated Device Technology from the fund's portfolio.

Q. WHAT'S YOUR OUTLOOK, MATT?

A. Although some of the valuations for larger companies have risen so high that it's hard for me to fathom a huge buying surge, I think the demand for electronic goods and Internet-related technology will enable continued growth. I'm also bullish on the business fundamentals for the networking semiconductor market. Companies such as Lucent and Nortel are just now starting to adopt outsourcing policies, which could fuel future growth in this area. Hopefully, there will be continued improvement in Asia, which could also drive demand significantly. I'll continue to search for those companies that have good business fundamentals and are selling at reasonable valuations. Certain industries are growing faster than others, but then again, there are a lot of places to invest in this sector, with plenty of opportunities to discover new and growing businesses.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 008

TRADING SYMBOL: FSELX

SIZE: as of February 28, 1999, more than $2.8 billion

MANAGER: Matthew Grech, since 1998; analyst, semiconductor equipment, electronic distribution, components, electronic design automation and electronic contract manufacturing industries, since 1996; joined Fidelity in 1996

ELECTRONICS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 89.3%

                                 SHARES          VALUE (NOTE 1)

CHEMICALS & PLASTICS - 0.0%

Atmi, Inc. (a)                    20,000         $ 455,000

COMMUNICATIONS EQUIPMENT - 2.7%

ADC Telecommunications, Inc.      300,000         12,150,000
(a)

Cisco Systems, Inc. (a)           75,000          7,335,938

Jabil Circuit, Inc. (a)           1,070,000       34,908,750

OY Nokia AB sponsored ADR         190,000         25,768,750

                                                  80,163,438

COMPUTER SERVICES & SOFTWARE
- 5.2%

America Online, Inc.              15,000          1,334,063

Aware, Inc. (a)                   240,200         8,316,925

BMC Software, Inc.                200,000         8,175,000

Cadence Design Systems, Inc.      3,187,200       76,692,000
(a)

Cambridge Technology              325,000         8,165,625
Partners, Inc. (a)

Citrix Systems, Inc. (a)          18,300          1,411,388

i2 Technologies, Inc. (a)         31,800          793,013

J.D. Edwards & Co. (a)            150,000         2,371,875

Microsoft Corp. (a)               85,000          12,760,625

PeopleSoft, Inc.                  300,000         5,662,500

Siebel Systems, Inc. (a)          630,600         27,746,400

                                                  153,429,414

COMPUTERS & OFFICE EQUIPMENT
- 4.0%

Adaptec, Inc. (a)                 700,000         13,956,250

Dell Computer Corp. (a)           200,000         16,025,000

EMC Corp. (a)                     150,450         15,402,319

Quantum Corp. (a)                 310,000         5,095,625

SCI Systems, Inc. (a)             2,150,500       66,531,094

Seagate Technology, Inc. (a)      50,000          1,446,875

                                                  118,457,163

DRUGS & PHARMACEUTICALS - 0.5%

Integrated Process Equipment      1,356,000       15,255,000
Corp. (a) (c)

ELECTRICAL EQUIPMENT - 0.3%

Research in Motion Ltd. (a)       1,000,800       8,894,230

ELECTRONIC INSTRUMENTS - 17.8%

Applied Materials, Inc. (a)       2,948,000       163,982,500

Credence Systems Corp. (a)        350,000         7,393,750

Helix Technology, Inc.            200,000         3,937,500

Keithley Instruments, Inc.        43,800          328,500

KLA-Tencor Corp. (a)              1,990,600       103,137,963

Kulicke & Soffa Industries,       150,000         3,806,250
Inc. (a)

LAM Research Corp. (a) (c)        2,703,227       79,914,148

Novellus Systems, Inc. (a)        1,202,900       71,046,281

Teradyne, Inc. (a)                1,922,600       91,563,825

                                                  525,110,717



                                 SHARES          VALUE (NOTE 1)

ELECTRONICS - 55.6%

Advanced Energy Industries,       439,000        $ 8,450,750
Inc. (a)

Altera Corp. (a)                  1,179,600       57,358,050

Analog Devices, Inc. (a)          1,880,500       47,130,031

Arm Holdings PLC sponsored        100,000         11,550,000
ADR (a)

Conexant Systems, Inc. (a)        555,000         9,435,000

Dallas Semiconductor Corp.        184,400         6,523,150

DII Group, Inc. (a)               220,000         5,142,500

Etec Systems, Inc. (a)            765,300         33,912,356

Flextronics International (a)     50,000          1,884,375

Hadco Corp. (a)                   200,000         6,375,000

Intel Corp.                       1,654,000       198,376,625

Linear Technology Corp.           1,386,020       60,725,001

LSI Logic Corp. (a)               300,000         7,781,250

Maxim Integrated Products,        1,124,700       46,885,931
Inc. (a)

Methode Electronics, Inc.         684,000         7,182,000
Class A

Microchip Technology, Inc. (a)    1,226,050       33,409,863

Micron Technology, Inc. (a)       4,766,900       274,692,613

Molex, Inc. Class A               400,000         9,400,000

Motorola, Inc.                    2,056,300       144,455,075

PCD, Inc. (a)                     200,000         2,800,000

PMC-Sierra, Inc. (a)              769,600         54,545,400

Rambus, Inc. (a)                  582,800         42,362,275

Sanmina Corp. (a)                 1,420,700       74,231,575

Solectron Corp. (a)               999,600         44,669,625

Speedfam International, Inc.      887,000         14,469,188
(a) (c)

Texas Instruments, Inc.           3,267,000       291,375,559

Vitesse Semiconductor Corp.       1,149,700       52,814,344
(a)

Xilinx, Inc. (a)                  1,339,400       93,423,150

                                                  1,641,360,686

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.8%

ASM Lithography Holding NV (a)    1,136,600       45,037,775

Asyst Technologies, Inc. (a)      430,500         9,255,750

PRI Automation, Inc.              911,600         27,348,000

                                                  81,641,525

METALS & MINING - 0.3%

Cable Design Technology Corp.     575,000         7,439,063
(a)

TELEPHONE SERVICES - 0.1%

MCI WorldCom, Inc. (a)            15,000          1,237,500

TOTAL COMMON STOCKS              2,633,443,736
(Cost $1,943,153,648)

CASH EQUIVALENTS - 10.7%



Taxable Central Cash Fund (b)   316,780,214       316,780,214
(Cost $316,780,214)

TOTAL INVESTMENT IN                               $ 2,950,223,950
SECURITIES - 100%
(Cost $2,259,933,862)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated Company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,418,222,442 and $3,789,829,078, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $363,022 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $29,074,800. The fund received cash collateral of $30,800,000.

Transactions during the period with companies which are or were affiliates are as follows:

                                   PURCHASES    SALES        DIVIDEND VALUE
AFFILIATE                          COST         COST         INCOME
Benchmarq Microelectronics, Inc.   $ -          $ 1,281,788  $ -      $ -
Galileo Technology Ltd.            6,278,291    11,105,381   -        -
Integrated Process Equipment Corp. 3,794,538    -            -        15,255,000
LAM Research Corp.                 1,350,343    -            -        79,914,148
Speedfam International, Inc.       1,029,375    -            -        14,469,188
3D Labs, Inc. Ltd.                 1,556,811    4,035,636    -        -
TOTALS                             $ 14,009,358 $ 16,422,805 $ -      $ 109,638,336

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $2,287,309,686. Net unrealized appreciation aggregated $662,914,264, of which $741,259,879 related to appreciated investment securities and $78,345,615 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $102,009,000 all of which will expire on February 28, 2007.

ELECTRONICS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                           FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 2,950,223,950
value  (cost $2,259,933,862)
-  See accompanying schedule

Receivable for investments                    32,937,353
sold

Receivable for fund shares                    16,645,802
sold

Dividends receivable                          109,288

Interest receivable                           937,990

Redemption fees receivable                    20,215

Other receivables                             39,058

 TOTAL ASSETS                                 3,000,913,656

LIABILITIES

Payable for investments        $ 69,895,831
purchased

Payable for fund shares         11,892,574
redeemed

Accrued management fee          1,568,022

Other payables and accrued      1,209,296
expenses

Collateral on securities        30,800,000
loaned,  at value

 TOTAL LIABILITIES                            115,365,723

NET ASSETS                                   $ 2,885,547,933

Net Assets consist of:

Paid in capital                              $ 2,324,616,439

Accumulated undistributed                     (129,350,532)
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   690,282,026
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 60,950,394                   $ 2,885,547,933
shares outstanding

NET ASSET VALUE and                           $47.34
redemption price per share
($2,885,547,933 (divided by)
60,950,394 shares)

Maximum offering price per                    $48.80
share (100/97.00 of $47.34)

STATEMENT OF OPERATIONS
                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 2,816,769
Dividends

Interest (including income on                   9,020,936
securities loaned of
$537,775)

 TOTAL INCOME                                   11,837,705

EXPENSES

Management fee                   $ 13,375,808

Transfer agent fees               11,621,314

Accounting and security           981,827
lending fees

Non-interested trustees'          8,487
compensation

Custodian fees and expenses       93,428

Registration fees                 143,459

Audit                             75,536

Legal                             12,666

Reports to shareholders           312,570

 Total expenses before            26,625,095
reductions

 Expense reductions               (697,236)     25,927,859

NET INVESTMENT INCOME (LOSS)                    (14,090,154)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            220,511,771
(including realized loss of
$3,124,773 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (15,013)      220,496,758

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            431,156,460

 Assets and liabilities in        (5,126)       431,151,334
foreign currencies

NET GAIN (LOSS)                                 651,648,092

NET INCREASE (DECREASE) IN                     $ 637,557,938
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 7,287,169
charges paid to FDC

 Sales charges - Retained by                   $ 7,252,407
FDC

 Deferred sales charges                        $ 10,633
withheld   by FDC

 Exchange fees withheld by FSC                 $ 176,614

 Expense reductions  Directed                  $ 671,026
brokerage arrangements

  Custodian credits                             8,449

  Transfer agent credits                        17,761

                                               $ 697,236

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (14,090,154)                $ (10,090,302)
income (loss)

 Net realized gain (loss)         220,496,758                   286,758,046

 Change in net unrealized         431,151,334                   113,929,512
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       637,557,938                   390,597,256
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders

 From net realized gain           -                             (424,271,823)

 In excess of net realized        -                             (145,162,086)
gain

 TOTAL DISTRIBUTIONS              -                             (569,433,909)

Share transactions Net            1,488,308,447                 3,020,162,765
proceeds from sales of shares

 Reinvestment of distributions    -                             559,329,509

 Cost of shares redeemed          (1,912,074,698)               (2,481,381,434)

 NET INCREASE (DECREASE) IN       (423,766,251)                 1,098,110,840
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  3,006,511                     5,459,035

  TOTAL INCREASE (DECREASE)       216,798,198                   924,733,222
IN NET ASSETS

NET ASSETS

 Beginning of period              2,668,749,735                 1,744,016,513

 End of period                   $ 2,885,547,933               $ 2,668,749,735

OTHER INFORMATION
Shares

 Sold                             36,527,830                    75,772,884

 Issued in reinvestment of        -                             17,854,821
distributions

 Redeemed                         (51,847,162)                  (63,315,407)

 Net increase (decrease)          (15,319,332)                  30,312,298




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999         1998         1997         1996 E       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 34.99      $ 37.95      $ 28.18      $ 19.80      $ 17.67
period

Income from Investment
Operations

Net investment income (loss) C    (.23)        (.17)        (.17)        (.08)        (.18)

Net realized and unrealized       12.53        7.32         9.80         13.51        2.11
gain (loss)

Total from investment             12.30        7.15         9.63         13.43        1.93
operations

Less Distributions

From net realized gain            -            (7.60)       -            (5.25)       -

In excess of net realized gain    -            (2.60)       -            -            -

Total distributions               -            (10.20)      -            (5.25)       -

Redemption fees added to paid     .05          .09          .14          .20          .20
in capital

Net asset value, end of period   $ 47.34      $ 34.99      $ 37.95      $ 28.18      $ 19.80

TOTAL RETURN A, B                 35.30%       24.15%       34.67%       72.75%       12.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,885,548  $ 2,668,750  $ 1,744,017  $ 1,133,362  $ 216,433
(000 omitted)

Ratio of expenses to average      1.18%        1.18%        1.33%        1.25%        1.72%
net assets

Ratio of expenses to average      1.15% D      1.12% D      1.29% D      1.22% D      1.71% D
net assets after expense
reductions

Ratio of net investment           (.62)%       (.42)%       (.54)%       (.28)%       (.98)%
income (loss) to average net
assets

Portfolio turnover rate           160%         435%         341%         366%         205%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE.
CNET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT SOFTWARE AND  COMPUTER    32.57%       198.22%       803.33%
SERVICES

SELECT SOFTWARE AND  COMPUTER    28.52%       189.20%       776.15%
SERVICES  (LOAD ADJ.)

S&P 500                          19.74%       194.91%       459.21%

GS Technology                    48.15%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT SOFTWARE AND  COMPUTER  32.57%       24.43%        24.62%
SERVICES

SELECT SOFTWARE AND  COMPUTER  28.52%       23.66%        24.24%
SERVICES  (LOAD ADJ.)

S&P 500                        19.74%       24.15%        18.78%

GS Technology                  48.15%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Software/Computer Svcs      S&P 500
             00028                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9462.77                    10233.00
  1989/04/30      10378.74                    10764.09
  1989/05/31      10754.35                    11200.04
  1989/06/30       9689.27                    11136.20
  1989/07/31       9403.29                    12141.80
  1989/08/31       9832.26                    12379.78
  1989/09/30      10029.72                    12329.02
  1989/10/31      10240.80                    12042.99
  1989/11/30      10540.40                    12288.66
  1989/12/31      10588.20                    12583.59
  1990/01/31      10211.79                    11739.23
  1990/02/28      10476.67                    11890.67
  1990/03/31      10894.90                    12205.77
  1990/04/30      10860.05                    11900.63
  1990/05/31      12226.26                    13060.94
  1990/06/30      12512.05                    12972.12
  1990/07/31      11368.89                    12930.61
  1990/08/31       9779.62                    11761.68
  1990/09/30       8657.37                    11188.89
  1990/10/31       8831.63                    11140.78
  1990/11/30       9967.82                    11860.47
  1990/12/31      10678.81                    12191.38
  1991/01/31      12247.18                    12722.92
  1991/02/28      13139.40                    13632.61
  1991/03/31      13885.24                    13962.52
  1991/04/30      13780.69                    13996.03
  1991/05/31      14031.62                    14600.66
  1991/06/30      13003.21                    13931.95
  1991/07/31      13801.99                    14581.18
  1991/08/31      14923.35                    14926.75
  1991/09/30      14431.80                    14677.48
  1991/10/31      15153.77                    14874.16
  1991/11/30      13494.77                    14274.73
  1991/12/31      15574.49                    15907.76
  1992/01/31      18074.40                    15611.87
  1992/02/29      18617.51                    15814.83
  1992/03/31      17722.98                    15506.44
  1992/04/30      17275.71                    15962.33
  1992/05/31      17547.26                    16040.54
  1992/06/30      16596.82                    15801.54
  1992/07/31      17770.90                    16447.82
  1992/08/31      16445.07                    16110.64
  1992/09/30      17635.12                    16300.75
  1992/10/31      19056.79                    16357.80
  1992/11/30      20718.07                    16915.60
  1992/12/31      21109.43                    17123.66
  1993/01/31      22195.65                    17267.50
  1993/02/28      22059.87                    17502.34
  1993/03/31      22531.10                    17871.64
  1993/04/30      22151.92                    17439.14
  1993/05/31      24650.33                    17906.51
  1993/06/30      25922.08                    17958.44
  1993/07/31      25137.38                    17886.61
  1993/08/31      26833.05                    18564.51
  1993/09/30      27374.22                    18421.56
  1993/10/31      27311.08                    18802.89
  1993/11/30      26634.62                    18624.26
  1993/12/31      28018.72                    18849.62
  1994/01/31      28995.06                    19490.50
  1994/02/28      29381.52                    18962.31
  1994/03/31      26228.78                    18135.55
  1994/04/30      26364.47                    18367.69
  1994/05/31      23725.97                    18668.92
  1994/06/30      21644.02                    18211.53
  1994/07/31      22705.61                    18808.87
  1994/08/31      25168.90                    19580.03
  1994/09/30      26312.94                    19100.32
  1994/10/31      27931.09                    19530.08
  1994/11/30      27292.08                    18818.79
  1994/12/31      28126.92                    19097.87
  1995/01/31      27663.12                    19593.08
  1995/02/28      29961.50                    20356.63
  1995/03/31      31672.41                    20957.35
  1995/04/30      32661.85                    21574.54
  1995/05/31      33548.23                    22436.88
  1995/06/30      36516.55                    22958.09
  1995/07/31      38722.18                    23719.38
  1995/08/31      38990.15                    23778.91
  1995/09/30      40597.99                    24782.38
  1995/10/31      41082.41                    24693.91
  1995/11/30      42247.06                    25777.97
  1995/12/31      41139.61                    26274.46
  1996/01/31      39561.78                    27168.84
  1996/02/29      41998.14                    27420.69
  1996/03/31      40930.78                    27684.75
  1996/04/30      45051.43                    28092.83
  1996/05/31      46622.29                    28817.34
  1996/06/30      44295.97                    28927.14
  1996/07/31      40890.44                    27649.13
  1996/08/31      41741.82                    28232.26
  1996/09/30      47197.87                    29821.17
  1996/10/31      47365.75                    30643.63
  1996/11/30      51119.04                    32959.99
  1996/12/31      50093.66                    32307.05
  1997/01/31      54114.30                    34325.59
  1997/02/28      48778.73                    34594.71
  1997/03/31      46275.31                    33173.21
  1997/04/30      48989.12                    35153.65
  1997/05/31      53137.06                    37293.80
  1997/06/30      53164.18                    38964.57
  1997/07/31      59589.42                    42064.98
  1997/08/31      59304.76                    39708.50
  1997/09/30      61161.85                    41883.33
  1997/10/31      58369.44                    40484.43
  1997/11/30      59657.20                    42358.45
  1997/12/31      57614.72                    43085.75
  1998/01/31      59197.70                    43562.28
  1998/02/28      66097.13                    46703.99
  1998/03/31      71607.71                    49095.70
  1998/04/30      70617.23                    49589.60
  1998/05/31      65099.79                    48737.16
  1998/06/30      73031.11                    50716.86
  1998/07/31      68743.10                    50176.72
  1998/08/31      56178.93                    42922.17
  1998/09/30      68548.19                    45671.77
  1998/10/31      66224.26                    49386.71
  1998/11/30      72431.38                    52380.04
  1998/12/31      83985.07                    55398.18
  1999/01/31      94191.59                    57714.93
  1999/02/26      87615.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 145051 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $87,615 - a 776.15% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Microsoft Corp.                   14.5

Oracle Corp.                      13.2

Siebel Systems, Inc.              8.9

BMC Software, Inc.                6.2

Compuware Corp.                   5.9

America Online, Inc.              4.7

Yahoo!, Inc.                      3.9

Aspect Development, Inc.          2.7

Networks Associates, Inc.         2.6

Automatic Data Processing, Inc.   2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Computer Services & Software 88.8%
Computers & Office Equipment 2.7%
Communications Equipment 0.8%
Securities Industry 0.5%
Electronics 0.2%
All Others 7.0%*

Row: 1, Col: 1, Value: 7.0
Row: 1, Col: 2, Value: 1.2
Row: 1, Col: 3, Value: 1.5
Row: 1, Col: 4, Value: 1.8
Row: 1, Col: 5, Value: 2.7
Row: 1, Col: 6, Value: 85.8

* INCLUDES SHORT-TERM INVESTMENTS

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of John Porter)

John Porter,
Portfolio Manager of
Fidelity Software and
Computer Services Portfolio

Q. HOW DID THE FUND PERFORM, JOHN?

A. For the 12 months that ended February 28, 1999, the fund returned 32.57%. This topped the 19.74% return of the Standard & Poor's 500 Index over the same period. The fund also compares itself to the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 48.15% over the same 12-month period.

Q. WHY DID THE FUND TRAIL THE GOLDMAN SACHS INDEX?

A. It's important to understand that the fund invests primarily in software and computer services, two sub-sectors of technology that are not as cyclical as many other areas, while the broadly based Goldman Sachs Technology Index covers the entire range of technology stocks. Therefore, when there are prolonged periods of extraordinarily high returns - positive or negative - the fund will typically produce a more modest return.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A. In software, there has been a tendency for one clear leader to emerge in each sub-sector over time. I tried to identify those eventual "winners" as key investments for the fund, concentrating investments in industry leaders. I also reduced the fund's exposure to areas of technology that I believed were most susceptible to Year 2000
(Y2K) problems, such as the enterprise resource planning (ERP) sector. The concern is that as we move closer to the Year 2000, companies are increasing their technology budgets to fix the Y2K problem, rather than spending on new applications that are designed to integrate and manage internal operations more efficiently. ERP companies, such as PeopleSoft and SAP, were vulnerable to this shift. Finally, I increased the fund's exposure to Internet stocks. Although selected Internet companies represented a significant percentage of the fund's portfolio as of the end of the year, I wish I had invested in them earlier.

Q. WHICH STOCKS PERFORMED WELL?

A. Microsoft, Siebel and Oracle were all standouts. Microsoft continued to demonstrate good performance, reflecting terrific demand for its Office suite of products. Microsoft's server products also continued to improve following new product releases, helping the company's revenue growth. Siebel, another strong performer, completed a very successful merger with another company and enjoyed an 80% revenue growth rate during 1998. Oracle enjoyed a strong improvement in business trends from a disappointing 1997, as demand rebounded for its database technology during 1998.

Q. WHICH STOCKS DISAPPOINTED?

A. Despite a cautious view of the ERP sector, I was not as aggressive as I could have been in reducing the fund's exposure to these companies. Examples include PeopleSoft, which had disappointing earnings in the face of declining demand for its products. I sold this stock from the fund's portfolio. J.D. Edwards, another ERP company and a leader in offerings for small and medium-sized businesses, had weaker business trends than expected, which was reflected in its poor performance. I expected ERP demand to remain stronger for small and medium-sized businesses than it actually was. Computer Associates was another disappointment. The company experienced a slowdown in revenue growth because customers, under budgetary pressures from Y2K, scaled back purchases of its products.

Q. WHAT'S YOUR OUTLOOK, JOHN?

A. The only certainty in technology is volatility. Although some areas of this sector have better potential for growth than others, there are plenty of opportunities in this sector. Over the long term, I'm confident about the prospects for both software and computer services companies. Looking forward, technology should continue to grow as a percentage of capital spending, and therefore should be an attractive area for investment. In the short term, I think the greatest uncertainty will be the potential impact of Y2K, and to what degree and when any rebound from that event will occur.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 028

TRADING SYMBOL: FSCSX

SIZE: as of February 28, 1999, more than $690 million

MANAGER: John Porter, since 1997; manager
Fidelity Select Medical Delivery Portfolio, since 1998; Fidelity Select Multimedia
Portfolio, 1996-1997; joined Fidelity in 1995

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.1%

                                 SHARES                      VALUE (NOTE 1)

COMMUNICATIONS EQUIPMENT - 0.8%

Cisco Systems, Inc. (a)           15,000                     $ 1,467,188

OY Nokia AB sponsored ADR         30,000                      4,068,750

                                                              5,535,938

COMPUTER SERVICES & SOFTWARE
- 88.8%

Affiliated Computer Services,     130,000                     6,012,500
Inc.  Class A (a)

Amazon.com, Inc. (a)              52,000                      6,662,500

America Online, Inc.              370,000                     32,906,875

Aspect Development, Inc. (a)      630,000                     19,215,000

At Home Corp. Series A (a)        55,000                      5,836,875

Automatic Data Processing,        430,000                     17,092,500
Inc.

BMC Software, Inc.                1,059,600                   43,311,150

BroadVision, Inc. (a)             75,000                      3,365,625

Cambridge Technology              30,000                      753,750
Partners, Inc. (a)

Ceridian Corp. (a)                50,000                      3,581,250

Check Point Software              75,000                      2,878,125
Technologies Ltd. (a)

Citrix Systems, Inc. (a)          85,000                      6,555,625

Clarify, Inc. (a)                 190,000                     5,153,750

CMGI, Inc. (a)                    55,000                      6,744,375

CNET, Inc. (a)                    25,000                      2,865,625

Computer Associates               239,250                     10,048,500
International, Inc.

Computer Sciences Corp.           35,000                      2,331,875

Computron Software, Inc. (a)      111                         139

Compuware Corp. (a)               736,200                     41,181,188

Documentum, Inc. (a)              140,000                     2,992,500

eBay, Inc. (a)                    15,000                      5,010,000

Electronic Data Systems Corp.     24,100                      1,120,650

Equifax, Inc.                     130,000                     4,907,500

Excite, Inc. (a)                  20,000                      2,050,000

First Data Corp.                  340,000                     13,005,000

Fiserv, Inc. (a)                  45,000                      2,115,000

Galileo International, Inc.       30,000                      1,515,000

i2 Technologies, Inc. (a)         275,800                     6,877,763

Industri-Matematik                378,400                     1,324,400
International Corp. (a)

Informix Corp. (a)                200,000                     1,750,000

Infoseek Corp. (a)                10,000                      715,625

Inktomi Corp. (a)                 31,000                      1,925,875

J.D. Edwards & Co. (a)            475,000                     7,510,938

Keane, Inc. (a)                   60,000                      1,856,250

Mercury Interactive Corp. (a)     50,000                      3,240,625

Microsoft Corp. (a)               677,000                     101,634,621

MindSpring Enterprises, Inc.      15,000                      1,282,500
(a)

Netscape Communications Corp.     65,000                      5,033,438
(a)

Network Solutions, Inc. Class     10,000                      1,815,000
A (a)

Networks Associates, Inc. (a)     390,000                     18,330,000

New Era of Networks, Inc. (a)     90,000                      5,613,750

Oracle Corp. (a)                  1,650,600                   92,227,275

Platinum Technology, Inc. (a)     325,000                     4,306,250



                                 SHARES                      VALUE (NOTE 1)

Policy Management Systems         78,400                     $ 2,866,500
Corp. (a)

RealNetworks, Inc. (a)            25,000                      1,753,125

Sabre Group Holdings, Inc.        50,000                      1,962,500
Class A (a)

Security Dynamics                 30,000                      555,000
Technologies, Inc. (a)

Siebel Systems, Inc. (a)          1,416,125                   62,309,500

SunGard Data Systems, Inc. (a)    105,200                     4,168,550

Technology Solutions, Inc. (a)    100,000                     818,750

TSI International Software        50,000                      2,509,375
Ltd. (a)

VeriSign, Inc. (a)                100,100                     9,809,800

Vignette Corp. (a)                22,200                      1,204,350

Whittman-Hart, Inc. (a)           40,000                      1,252,500

Yahoo!, Inc. (a)                  178,000                     27,323,000

                                                              621,190,137

COMPUTERS & OFFICE EQUIPMENT
- 2.7%

Compaq Computer Corp.             10,000                      352,500

Gateway 2000, Inc. (a)            27,800                      2,020,713

International Business            15,000                      2,550,000
Machines Corp.

Sun Microsystems, Inc. (a)        140,000                     13,623,750

Tech Data Corp. (a)               34,600                      588,200

                                                              19,135,163

ELECTRONICS - 0.2%

Intel Corp.                       12,000                      1,439,250

SECURITIES INDUSTRY - 0.5%

E Trade Group, Inc. (a)           70,000                      3,220,000

SERVICES - 0.1%

Computer Horizons Corp. (a)       61,300                      915,669

TOTAL COMMON STOCKS                                           651,436,157
(Cost $428,862,544)

CASH EQUIVALENTS - 6.9%



Taxable Central Cash Fund (b)     48,513,650                  48,513,650
(Cost $48,513,650)

TOTAL INVESTMENT IN                                           $ 699,949,807
SECURITIES - 100%
(Cost $477,376,194)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $415,381,363 and $390,592,306, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $38,702 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $13,712,500. The fund received cash collateral of $13,320,000.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $480,173,539. Net unrealized appreciation aggregated $219,776,268, of which $245,569,259 related to appreciated investment securities and $25,792,991 related to depreciated investment securities.

The fund hereby designates approximately $18,816,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 37% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                             FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 699,949,807
value  (cost $477,376,194) -
 See accompanying schedule

Receivable for investments                    4,435,292
sold

Receivable for fund shares                    1,927,987
sold

Dividends receivable                          19,095

Interest receivable                           271,166

Redemption fees receivable                    1,084

Other receivables                             155,673

 TOTAL ASSETS                                 706,760,104

LIABILITIES

Payable for fund shares         $ 1,873,587
redeemed

Accrued management fee           342,417

Other payables and accrued       372,100
expenses

Collateral on securities         13,320,000
loaned,  at value

 TOTAL LIABILITIES                            15,908,104

NET ASSETS                                   $ 690,852,000

Net Assets consist of:

Paid in capital                              $ 439,147,038

Accumulated undistributed net                 29,131,349
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   222,573,613
(depreciation) on investments

NET ASSETS, for 12,100,635                   $ 690,852,000
shares outstanding

NET ASSET VALUE and                           $57.09
redemption price per share
($690,852,000 (divided by)
12,100,635 shares)

Maximum offering price per                    $58.86
share (100/97.00 of $57.09)

STATEMENT OF OPERATIONS
                           YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 533,478
Dividends

Interest (including income on                  2,024,987
securities loaned of
$274,250)

 TOTAL INCOME                                  2,558,465

EXPENSES

Management fee                   $ 3,378,317

Transfer agent fees               3,206,917

Accounting and security           525,575
lending fees

Non-interested trustees'          2,274
compensation

Custodian fees and expenses       20,319

Registration fees                 77,590

Audit                             25,754

Legal                             3,206

Reports to shareholders           69,247

 Total expenses before            7,309,199
reductions

 Expense reductions               (41,513)     7,267,686

NET INVESTMENT INCOME (LOSS)                   (4,709,221)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            46,872,115

 Foreign currency transactions    (2,002)      46,870,113

Change in net unrealized                       110,443,885
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                157,313,998

NET INCREASE (DECREASE) IN                    $ 152,604,777
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,939,605
charges paid to FDC

 Sales charges - Retained by                  $ 1,925,580
FDC

 Deferred sales charges                       $ 4,793
withheld   by FDC

 Exchange fees withheld by FSC                $ 31,838

 Expense reductions  Directed                 $ 39,450
brokerage arrangements

  Custodian credits                            836

  Transfer agent credits                       1,227

                                              $ 41,513

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (4,709,221)                 $ (3,518,045)
income (loss)

 Net realized gain (loss)         46,870,113                    56,333,154

 Change in net unrealized         110,443,885                   76,776,311
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       152,604,777                   129,591,420
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (15,509,477)                  (67,010,560)
from net realized gains

Share transactions Net            512,689,909                   284,940,442
proceeds from sales of shares

 Reinvestment of distributions    15,022,690                    66,130,192

 Cost of shares redeemed          (478,286,707)                 (300,538,798)

 NET INCREASE (DECREASE) IN       49,425,892                    50,531,836
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  963,911                       555,345

  TOTAL INCREASE (DECREASE)       187,485,103                   113,668,041
IN NET ASSETS

NET ASSETS

 Beginning of period              503,366,897                   389,698,856

 End of period                    690,852,000                   503,366,897

OTHER INFORMATION
Shares

 Sold                             10,599,999                    6,972,295

 Issued in reinvestment of        314,660                       1,737,307
distributions

 Redeemed                         (10,186,951)                  (7,436,837)

 Net increase (decrease)          727,708                       1,272,765




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.26    $ 38.58    $ 36.20    $ 29.07    $ 28.89
period

Income from Investment
Operations

Net investment income (loss) C    (.39)      (.33)      (.25)      (.19)      (.26)

Net realized and unrealized       14.46      12.57      5.87       11.85      .67
gain (loss)

Total from investment             14.07      12.24      5.62       11.66      .41
operations

Less Distributions

From net realized gain            (1.32)     (6.61)     (3.31)     (4.60)     (.33)

Redemption fees added to paid     .08        .05        .07        .07        .10
in capital

Net asset value, end of period   $ 57.09    $ 44.26    $ 38.58    $ 36.20    $ 29.07

TOTAL RETURN A, B                 32.57%     35.50%     16.14%     40.17%     1.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 690,852  $ 503,367  $ 389,699  $ 337,633  $ 236,445
(000 omitted)

Ratio of expenses to average      1.28%      1.44%      1.54%      1.48%      1.52%
net assets

Ratio of expenses to average      1.27% D    1.42% D    1.51% D    1.47% D    1.50% D
net assets after expense
reductions

Ratio of net investment           (.82)%     (.81)%     (.66)%     (.54)%     (1.01)%
income (loss) to average net
assets

Portfolio turnover rate           72%        145%       279%       183%       164%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


TECHNOLOGY PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TECHNOLOGY                55.66%       245.32%       919.90%

SELECT TECHNOLOGY (LOAD ADJ.)    50.91%       234.89%       889.23%

S&P 500                          19.74%       194.91%       459.21%

GS Technology                    48.15%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TECHNOLOGY               55.66%       28.13%        26.14%

SELECT TECHNOLOGY  (LOAD ADJ.)  50.91%       27.34%        25.76%

S&P 500                         19.74%       24.15%        18.78%

GS Technology                   48.15%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Technology                  S&P 500
             00064                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9522.12                    10233.00
  1989/04/30      10211.40                    10764.09
  1989/05/31      11045.21                    11200.04
  1989/06/30      10066.88                    11136.20
  1989/07/31      10244.76                    12141.80
  1989/08/31      10467.11                    12379.78
  1989/09/30      10717.25                    12329.02
  1989/10/31      10639.43                    12042.99
  1989/11/30      10667.22                    12288.66
  1989/12/31      10795.07                    12583.59
  1990/01/31      10572.72                    11739.23
  1990/02/28      11167.51                    11890.67
  1990/03/31      11690.03                    12205.77
  1990/04/30      11161.95                    11900.63
  1990/05/31      12601.66                    13060.94
  1990/06/30      12712.84                    12972.12
  1990/07/31      12034.67                    12930.61
  1990/08/31      10394.84                    11761.68
  1990/09/30       9511.00                    11188.89
  1990/10/31       9783.38                    11140.78
  1990/11/30      11250.89                    11860.47
  1990/12/31      11929.05                    12191.38
  1991/01/31      13941.32                    12722.92
  1991/02/28      14647.28                    13632.61
  1991/03/31      15820.17                    13962.52
  1991/04/30      15041.95                    13996.03
  1991/05/31      15875.76                    14600.66
  1991/06/30      14335.63                    13931.95
  1991/07/31      15922.89                    14581.18
  1991/08/31      16705.34                    14926.75
  1991/09/30      16789.17                    14677.48
  1991/10/31      17241.88                    14874.16
  1991/11/30      16677.39                    14274.73
  1991/12/31      18963.78                    15907.76
  1992/01/31      19684.99                    15611.87
  1992/02/29      19992.48                    15814.83
  1992/03/31      18404.71                    15506.44
  1992/04/30      18136.35                    15962.33
  1992/05/31      18315.26                    16040.54
  1992/06/30      17005.88                    15801.54
  1992/07/31      17872.34                    16447.82
  1992/08/31      16957.07                    16110.64
  1992/09/30      17786.92                    16300.75
  1992/10/31      18836.44                    16357.80
  1992/11/30      20361.90                    16915.60
  1992/12/31      20618.18                    17123.66
  1993/01/31      21246.67                    17267.50
  1993/02/28      21124.64                    17502.34
  1993/03/31      21399.22                    17871.64
  1993/04/30      21337.86                    17439.14
  1993/05/31      23490.54                    17906.51
  1993/06/30      24637.74                    17958.44
  1993/07/31      23983.16                    17886.61
  1993/08/31      25265.33                    18564.51
  1993/09/30      25656.72                    18421.56
  1993/10/31      25150.61                    18802.89
  1993/11/30      24907.67                    18624.26
  1993/12/31      26525.31                    18849.62
  1994/01/31      27860.82                    19490.50
  1994/02/28      28648.43                    18962.31
  1994/03/31      27682.75                    18135.55
  1994/04/30      27125.19                    18367.69
  1994/05/31      27167.95                    18668.92
  1994/06/30      24865.95                    18211.53
  1994/07/31      25828.09                    18808.87
  1994/08/31      28550.58                    19580.03
  1994/09/30      28408.04                    19100.32
  1994/10/31      29469.96                    19530.08
  1994/11/30      29063.72                    18818.79
  1994/12/31      29477.09                    19097.87
  1995/01/31      28329.65                    19593.08
  1995/02/28      29968.85                    20356.63
  1995/03/31      31793.35                    20957.35
  1995/04/30      34189.65                    21574.54
  1995/05/31      35512.26                    22436.88
  1995/06/30      38811.46                    22958.09
  1995/07/31      42735.22                    23719.38
  1995/08/31      44057.84                    23778.91
  1995/09/30      46085.85                    24782.38
  1995/10/31      45395.15                    24693.91
  1995/11/30      45160.02                    25777.97
  1995/12/31      42390.07                    26274.46
  1996/01/31      42819.67                    27168.84
  1996/02/29      45165.96                    27420.69
  1996/03/31      41671.32                    27684.75
  1996/04/30      45259.93                    28092.83
  1996/05/31      46487.45                    28817.34
  1996/06/30      43180.64                    28927.14
  1996/07/31      38571.14                    27649.13
  1996/08/31      40065.89                    28232.26
  1996/09/30      45201.47                    29821.17
  1996/10/31      44875.80                    30643.63
  1996/11/30      50412.21                    32959.99
  1996/12/31      49095.41                    32307.05
  1997/01/31      54906.09                    34325.59
  1997/02/28      50876.53                    34594.71
  1997/03/31      47508.27                    33173.21
  1997/04/30      50277.51                    35153.65
  1997/05/31      55621.65                    37293.80
  1997/06/30      56645.86                    38964.57
  1997/07/31      63135.89                    42064.98
  1997/08/31      64900.37                    39708.50
  1997/09/30      67516.67                    41883.33
  1997/10/31      57933.72                    40484.43
  1997/11/30      56919.66                    42358.45
  1997/12/31      54166.22                    43085.75
  1998/01/31      57108.99                    43562.28
  1998/02/28      63556.78                    46703.99
  1998/03/31      63784.07                    49095.70
  1998/04/30      66391.89                    49589.60
  1998/05/31      61403.53                    48737.16
  1998/06/30      66511.52                    50716.86
  1998/07/31      66690.96                    50176.72
  1998/08/31      55027.52                    42922.17
  1998/09/30      64633.41                    45671.77
  1998/10/31      69801.21                    49386.71
  1998/11/30      80806.71                    52380.04
  1998/12/31      94336.30                    55398.18
  1999/01/31     110677.08                    57714.93
  1999/02/26      98923.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990310 115456 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $98,923 - an 889.23% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                              % OF FUND'S INVESTMENTS

OY Nokia AB sponsored ADR      8.5

Motorola, Inc.                 6.3

Cisco Systems, Inc.            5.0

Microsoft Corp.                4.1

Texas Instruments, Inc.        3.9

ADC Telecommunications, Inc.   3.9

eBay, Inc.                     3.7

Flextronics International      2.9

Xilinx, Inc.                   2.8

America Online, Inc.           2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999
% OF FUND'S INVESTMENTS
Electronics 22.7%
Communications Equipment 22.7%
Computer Services & Software 18.5%
Computers & Office Equipment 9.4%
Electronic Instruments 4.7%
All Others 22.0% *

Row: 1, Col: 1, Value: 22.0
Row: 1, Col: 2, Value: 4.7
Row: 1, Col: 3, Value: 9.4
Row: 1, Col: 4, Value: 18.5
Row: 1, Col: 5, Value: 22.7
Row: 1, Col: 6, Value: 22.7

* INCLUDES SHORT-TERM INVESTMENTS

TECHNOLOGY PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Andrew Kaplan)

Andrew Kaplan,
Portfolio Manager
of Fidelity Select
Technology Portfolio

Q. HOW DID THE FUND PERFORM, ANDY?

A. Very well. For the 12 months that ended February 28, 1999, the fund returned 55.66%, while the Standard & Poor's 500 Index returned
19.74%. During the same period, the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 48.15%.

Q. WHAT FACTORS HELPED THE FUND OUTPACE THE RETURNS OF BOTH BENCHMARKS OVER THE PAST 12 MONTHS?

A. The incredible rebound of technology stocks over the last four months of the period helped the fund generate robust returns. Technology stocks hit a low point in early October when fears about an economic slowdown peaked following financial turmoil in both Russia and Asia. However, when it became evident that the situation in Asia was not getting worse and, more importantly, that U.S. economic growth was accelerating, investors returned to technology stocks with a vengeance. Specifically, the fund outperformed the Goldman Sachs Technology Index because of my focus on large-capitalization stocks. I continued to believe that investors would pay a premium for stocks that weren't at risk of reporting disappointing earnings numbers - and these were mostly larger-cap stocks. On top of that, I focused on Internet stocks - the sector that has enjoyed the most dramatic growth.

Q. WHICH INDIVIDUAL HOLDINGS PERFORMED PARTICULARLY WELL?

A. eBay, an online interactive auction site that debuted on Wall Street with its successful initial public offering in September, generated one of the biggest returns during the period. Another strong performer was Cisco Systems, a maker of networking equipment for the Internet. Looking to other areas, I anticipated a recovery of the semiconductor market after a long period of excess supply. As a result, I bought several semiconductor capital equipment stocks, such as Applied Materials, ASM Lithography and Texas Instruments - all of which did very well. I also tried to capitalize on the rapid growth of the wireless communications sector by investing in Motorola. Wireless phones, which are quickly becoming mass-market items as service prices fall, have huge growth potential in developing economies that have no access to wire-line phones. In addition, Motorola's management team has implemented a restructuring plan that is focused on cutting costs and improving returns.

Q. WHAT OTHER FACTORS HELPED PERFORMANCE?

A. I reduced the fund's weighting in personal computer (PC) manufacturers in late 1998. This helped the fund because several PC makers reported disappointing earnings in the latest quarter as a result of slowing demand growth, and their stocks were punished.

Q. ARE YOU CONCERNED ABOUT THE INCREDIBLE RUN-UP IN INTERNET STOCKS?

A. Sure. After all, we've seen several years of appreciation all in a few months. For instance, from early October through early January, many Internet stocks appreciated as much as 400% to 500%. I'm always concerned that there may be a correction after that kind of run-up. As a result, I reduced the weighting of some of the Internet stocks that enjoyed the most dramatic gains during the period, such as Yahoo! and America Online. However, I continued to make investments directly in Internet companies or indirectly through the service providers because I believe in the long-term growth prospects of the sector.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. One big void was that the fund did not own any Sun Microsystems. This stock generated huge returns during the period. I did not realize the company's Internet tie-in quickly enough. Sun Microsystems makes high-end servers that are now being used by Internet sites to store data.

Q. WHAT'S YOUR OUTLOOK?

A. I continue to be bullish about technology, especially because - with the Internet - we're only in the second inning. We have barely captured 10% of the potential subscriber base and we've only scratched the surface as far as ways to make money through this medium. I will continue to look for the most aggressive ways to capitalize on the future growth of the Internet. However, I am more concerned about valuations than I was six months ago, so I plan to concentrate on stocks that I believe can deliver strong earnings. In addition, I'm somewhat more cautious about the semiconductor sector because of the recent slowdown in PC demand growth, as well as the huge run-ups we've seen in those stocks over the past few months.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 064

TRADING SYMBOL: FSPTX

SIZE: as of February 28, 1999, more than $1.3 billion

MANAGER: Andrew Kaplan, since 1998; manager,
Fidelity Select Developing Communications
Portfolio, since 1998; Fidelity Select Electronics
Portfolio, 1996-1998; joined Fidelity in 1995

TECHNOLOGY PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 85.6%

                                 SHARES                         VALUE (NOTE 1)

ADVERTISING - 0.0%

VerticalNet, Inc. (a)             400                           $ 16,500

BROADCASTING - 1.0%

Comcast Corp. Class A             100,000                        7,093,750
(special)

Cox Communications, Inc.          100,000                        7,075,000
Class A (a)

                                                                 14,168,750

COMMUNICATIONS EQUIPMENT -
22.7%

ADC Telecommunications, Inc.      1,300,000                      52,650,000
(a)

Ascend Communications, Inc.       236,700                        18,211,106
(a)

Cisco Systems, Inc. (a)           705,225                        68,979,820

Jabil Circuit, Inc. (a)           400,000                        13,050,000

Level One Communications,         259,400                        8,689,900
Inc. (a)

Lucent Technologies, Inc.         141,100                        14,330,469

OY Nokia AB sponsored ADR         861,000                        116,773,121

P-Com, Inc. (a)                   1,000,000                      6,343,750

Premisys Communications, Inc.     374,700                        3,091,275
(a)

Tekelec (a)                       722,200                        8,756,675

                                                                 310,876,116

COMPUTER SERVICES & SOFTWARE
- 18.5%

Amazon.com, Inc. (a)              65,000                         8,328,125

America Online, Inc.              396,800                        35,290,400

Aware, Inc. (a)                   300,000                        10,387,500

BMC Software, Inc.                250,000                        10,218,750

Bottomline Technologies, Inc.     600                            12,600
(a)

broadcast.com, Inc. (a)           200                            16,763

Cadence Design Systems, Inc.      450,700                        10,844,969
(a)

Cambridge Technology              200,000                        5,025,000
Partners, Inc. (a)

Catapult Communications Corp.     300                            3,019
(a)

Citrix Systems, Inc. (a)          111,800                        8,622,575

Concur Technologies, Inc. (a)     700                            21,700

eBay, Inc. (a)                    150,000                        50,100,000

Electronic Data Systems Corp.     100,000                        4,650,000

GeoCities (a)                     400                            39,100

Healtheon Corp. (a)               2,900                          78,300

i2 Technologies, Inc. (a)         3,600                          89,775

Intraware, Inc.                   1,000                          18,875

Lycos, Inc. (a)                   75,000                         6,571,875

Microsoft Corp. (a)               378,540                        56,828,318

Modem Media . Poppe Tyson,        200                            5,375
Inc. (a)

Momentum Business                 4,000                          34,500
Applications Inc (a)

ONYX Software Corp. (a)           500                            9,281

Oracle Corp. (a)                  250,000                        13,968,750

pcOrder.com, Inc. (a)             500                            23,563

Perot Systems Corp. (a)           300                            13,031

Prodigy Communications Corp.      1,500                          58,313
(a)

SERENA Software, Inc. (a)         600                            7,875

Siebel Systems, Inc. (a)          150,000                        6,600,000

Symantec Corp. (a)                194,300                        3,509,544

Vignette Corp. (a)                300                            16,275



                                 SHARES                         VALUE (NOTE 1)

WebTrends Corp. (a)               400                           $ 10,050

Yahoo!, Inc. (a)                  143,000                        21,950,500

                                                                 253,354,701

COMPUTERS & OFFICE EQUIPMENT
- 9.4%

Adaptec, Inc. (a)                 300,000                        5,981,250

Dell Computer Corp. (a)           72,500                         5,809,063

EMC Corp. (a)                     304,000                        31,122,000

Hewlett-Packard Co.               350,000                        23,253,125

International Business            36,700                         6,239,000
Machines Corp.

Lexmark International Group,      200,000                        20,637,500
Inc.  Class A (a)

Maxtor Corp. (a)                  204,200                        1,684,650

Network Appliance, Inc. (a)       300,000                        12,600,000

SanDisk Corp. (a)                 446,100                        12,490,800

SCI Systems, Inc. (a)             281,700                        8,715,094

                                                                 128,532,482

DEFENSE ELECTRONICS - 0.6%

Alpha Industries, Inc. (a)        162,050                        3,301,769

REMEC, Inc. (a)                   300,000                        5,156,250

                                                                 8,458,019

DRUGS & PHARMACEUTICALS - 0.0%

Albany Molecular Research,        400                            8,000
Inc. (a)

EDUCATIONAL SERVICES - 0.0%

Corinthian Colleges, Inc. (a)     6,800                          152,150

ELECTRICAL EQUIPMENT - 2.3%

Adtran, Inc. (a)                  410,000                        8,405,000

General Instrument Corp. (a)      197,400                        5,773,950

Philips Electronics NV (NY        250,000                        17,406,250
shares)

                                                                 31,585,200

ELECTRONIC INSTRUMENTS - 4.7%

Aeroflex, Inc. (a)                300,000                        4,031,250

Applied Materials, Inc. (a)       450,000                        25,031,250

JDS Fitel, Inc. (a)               200,000                        8,555,511

KLA-Tencor Corp. (a)              130,300                        6,751,169

Kulicke & Soffa Industries,       265,000                        6,724,375
Inc. (a)

Novellus Systems, Inc. (a)        6,200                          366,188

Smart Modular Technologies,       350,000                        5,621,875
Inc. (a)

Teradyne, Inc. (a)                139,000                        6,619,875

                                                                 63,701,493

ELECTRONICS - 22.7%

Altera Corp. (a)                  126,800                        6,165,650

DII Group, Inc. (a)               400,000                        9,350,000

Flextronics International (a)     1,042,800                      39,300,525

Galileo Technology Ltd. (a)       200,000                        4,100,000

Intel Corp.                       154,800                        18,566,325

Micron Technology, Inc. (a)       587,700                        33,866,213

Motorola, Inc.                    1,225,000                      86,056,250

PMC-Sierra, Inc. (a)              5,000                          354,375

Rambus, Inc. (a)                  245,600                        17,852,050

COMMON STOCKS - CONTINUED

                                 SHARES                         VALUE (NOTE 1)

ELECTRONICS - CONTINUED

Solectron Corp. (a)               82,000                        $ 3,664,375

Texas Instruments, Inc.           600,000                        53,512,500

Xilinx, Inc. (a)                  550,000                        38,362,500

                                                                 311,150,763

ENTERTAINMENT - 0.2%

Ticketmaster Online               71,200                         2,572,100
CitySearch, Inc. (a)

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.0%

ASM Lithography Holding N V       800,000                        31,700,000
(a)

PRI Automation, Inc.              300,000                        9,000,000

                                                                 40,700,000

SECURITIES INDUSTRY - 0.5%

E Trade Group, Inc. (a)           150,000                        6,900,000

SERVICES - 0.0%

Corporate Executive Board Co.     900                            22,050
(a)

TELEPHONE SERVICES - 0.0%

Covad Communications Group,       700                            28,350
Inc. (a)

TOTAL COMMON STOCKS                                              1,172,226,674
(Cost $968,831,151)

CASH EQUIVALENTS - 14.4%



Taxable Central Cash Fund (b)     197,935,034                    197,935,034
(Cost $197,935,034)

TOTAL INVESTMENT IN                                              $ 1,370,161,708
SECURITIES - 100%
(Cost $1,166,766,185)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,662,982,813 and $2,417,743,979, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $323,190 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $54,358,127. The fund received cash collateral of $52,357,000.

The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $35,121,000 and $26,026,833, respectively. The weighted average interest rate was 5.28%. Interest earned from the interfund lending program amounted to $22,897 and is included in interest income on the Statement of Operations.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    84.1%

Finland                     8.5

Netherlands                 3.6

Singapore                   2.9

Others (individually less     0.9
than 1%)

TOTAL                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $1,178,964,874. Net unrealized appreciation aggregated $191,196,834, of which $239,560,713 related to appreciated investment securities and $48,363,879 related to depreciated investment securities.

The fund hereby designates approximately $2,157,000 as a capital gain dividend for the purpose of the dividend paid deduction.

TECHNOLOGY PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            FEBRUARY 28, 1999

ASSETS

Investment in securities, at                  $ 1,370,161,708
value  (cost $1,166,766,185)
-  See accompanying schedule

Cash                                           155,383

Receivable for investments                     138,535,148
sold

Receivable for fund shares                     10,739,703
sold

Dividends receivable                           40,910

Interest receivable                            672,196

Redemption fees receivable                     9,311

Other receivables                              290,210

 TOTAL ASSETS                                  1,520,604,569

LIABILITIES

Payable for investments         $ 94,033,397
purchased

Payable for fund shares          5,789,219
redeemed

Accrued management fee           686,134

Other payables and accrued       591,308
expenses

Collateral on securities         52,357,000
loaned,  at value

 TOTAL LIABILITIES                             153,457,058

NET ASSETS                                    $ 1,367,147,511

Net Assets consist of:

Paid in capital                               $ 1,006,589,737

Accumulated undistributed                      157,162,251
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    203,395,523
(depreciation) on investments

NET ASSETS, for 16,531,732                    $ 1,367,147,511
shares outstanding

NET ASSET VALUE and                            $82.70
redemption price per share
($1,367,147,511 (divided by)
16,531,732 shares)

Maximum offering price per                     $85.26
share (100/97.00 of $82.70)

STATEMENT OF OPERATIONS
                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 1,000,332
Dividends

Interest (including income on                   3,971,800
securities loaned of
$474,304)

 TOTAL INCOME                                   4,972,132

EXPENSES

Management fee                   $ 4,515,599

Transfer agent fees               3,907,220

Accounting and security           633,939
lending fees

Non-interested trustees'          3,322
compensation

Custodian fees and expenses       46,862

Registration fees                 179,099

Audit                             35,290

Legal                             4,915

Reports to shareholders           81,822

 Total expenses before            9,408,068
reductions

 Expense reductions               (338,456)     9,069,612

NET INVESTMENT INCOME (LOSS)                    (4,097,480)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            215,507,098

 Foreign currency transactions    (21,197)      215,485,901

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            122,793,314

 Assets and liabilities in        289           122,793,603
foreign currencies

NET GAIN (LOSS)                                 338,279,504

NET INCREASE (DECREASE) IN                     $ 334,182,024
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 5,573,254
charges paid to FDC

 Sales charges - Retained by                   $ 5,562,533
FDC

 Deferred sales charges                        $ 32,321
withheld   by FDC

 Exchange fees withheld by FSC                 $ 46,395

 Expense reductions  Directed                  $ 331,286
brokerage arrangements

  Custodian credits                             5,356

  Transfer agent credits                        1,814

                                               $ 338,456

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (4,097,480)                 $ (2,470,345)
income (loss)

 Net realized gain (loss)         215,485,901                   56,871,240

 Change in net unrealized         122,793,603                   69,437,348
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       334,182,024                   123,838,243
NET ASSETS RESULTING FROM
OPERATIONS

Distribution to shareholders      -                             (112,130,367)
From net realized gain

 In excess of net realized        -                             (29,870,994)
gain

 TOTAL DISTRIBUTIONS              -                             (142,001,361)

Share transactions Net            1,006,339,152                 519,887,482
proceeds from sales of shares

 Reinvestment of distributions    -                             139,074,837

 Cost of shares redeemed          (666,801,634)                 (428,139,579)

 NET INCREASE (DECREASE) IN       339,537,518                   230,822,740
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,503,543                     820,601

  TOTAL INCREASE (DECREASE)       675,223,085                   213,480,223
IN NET ASSETS

NET ASSETS

 Beginning of period              691,924,426                   478,444,203

 End of period                   $ 1,367,147,511               $ 691,924,426

OTHER INFORMATION
Shares

 Sold                             14,223,107                    9,533,953

 Issued in reinvestment of        -                             2,923,252
distributions

 Redeemed                         (10,714,156)                  (7,726,118)

 Net increase (decrease)          3,508,951                     4,731,087




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999         1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.13      $ 57.70    $ 54.67    $ 42.05    $ 41.83
period

Income from Investment
Operations

Net investment income (loss) C    (.34)        (.25)      (.39)      (.28)      (.39)

Net realized and unrealized       29.79        11.29      6.95       20.83      1.95
gain (loss)

Total from investment             29.45        11.04      6.56       20.55      1.56
operations

Less Distributions

From net realized gain            -            (12.39)    (3.68)     (8.05)     (1.50)

In excess of net realized gain    -            (3.30)     -          -          -

Total distributions               -            (15.69)    (3.68)     (8.05)     (1.50)

Redemption fees added to paid     .12          .08        .15        .12        .16
in capital

Net asset value, end of period   $ 82.70      $ 53.13    $ 57.70    $ 54.67    $ 42.05

TOTAL RETURN A, B                 55.66%       24.92%     12.64%     50.71%     4.61%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,367,148  $ 691,924  $ 478,444  $ 483,026  $ 229,761
(000 omitted)

Ratio of expenses to average      1.24%        1.38%      1.49%      1.40%      1.57%
net assets

Ratio of expenses to average      1.20% D      1.30% D    1.44% D    1.39% D    1.56% D
net assets after expense
reductions

Ratio of net investment           (.54)%       (.45)%     (.72)%     (.52)%     (.98)%
income (loss) to average net
assets

Portfolio turnover rate           339%         556%       549%       112%       102%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE .
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


NATURAL GAS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,        PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT NATURAL GAS                -19.17%      19.27%        14.70%

SELECT NATURAL GAS (LOAD ADJ.)    -21.66%      15.62%        11.19%

S&P 500                           19.74%       194.91%       218.30%

GS Utilities                      30.02%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT NATURAL GAS               -19.17%      3.59%         2.37%

SELECT NATURAL GAS  (LOAD ADJ.)  -21.66%      2.95%         1.83%

S&P 500                          19.74%       24.15%        21.84%

GS Utilities                     30.02%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND

             Natural Gas                 S&P 500
             00513                       SP001
  1993/04/21       9700.00                    10000.00
  1993/04/30       9515.70                     9926.17
  1993/05/31       9670.90                    10192.20
  1993/06/30       9952.20                    10221.75
  1993/07/31       9913.40                    10180.87
  1993/08/31      10767.00                    10566.72
  1993/09/30      10582.70                    10485.36
  1993/10/31      10010.40                    10702.40
  1993/11/30       9156.80                    10600.73
  1993/12/31       9209.91                    10729.00
  1994/01/31       9672.37                    11093.79
  1994/02/28       9327.98                    10793.14
  1994/03/31       8993.44                    10322.56
  1994/04/30       9692.05                    10454.69
  1994/05/31       9613.33                    10626.15
  1994/06/30       9662.53                    10365.81
  1994/07/31       9603.49                    10705.81
  1994/08/31       9288.63                    11144.75
  1994/09/30       9229.59                    10871.70
  1994/10/31       9554.30                    11116.31
  1994/11/30       8717.93                    10711.46
  1994/12/31       8580.06                    10870.31
  1995/01/31       8313.78                    11152.17
  1995/02/28       8856.20                    11586.77
  1995/03/31       9378.89                    11928.70
  1995/04/30       9536.79                    12280.00
  1995/05/31       9902.07                    12770.83
  1995/06/30       9665.13                    13067.50
  1995/07/31       9665.13                    13500.82
  1995/08/31       9951.43                    13534.70
  1995/09/30      10237.73                    14105.87
  1995/10/31       9793.47                    14055.51
  1995/11/30      10632.63                    14672.55
  1995/12/31      11187.09                    14955.14
  1996/01/31      11236.63                    15464.21
  1996/02/29      11256.45                    15607.57
  1996/03/31      11761.80                    15757.87
  1996/04/30      12587.74                    15990.14
  1996/05/31      12687.64                    16402.52
  1996/06/30      13356.99                    16465.02
  1996/07/31      12397.92                    15737.59
  1996/08/31      12867.47                    16069.50
  1996/09/30      13406.94                    16973.89
  1996/10/31      14376.00                    17442.03
  1996/11/30      15195.20                    18760.47
  1996/12/31      15026.99                    18388.83
  1997/01/31      14794.09                    19537.76
  1997/02/28      12657.51                    19690.94
  1997/03/31      12617.00                    18881.84
  1997/04/30      12431.17                    20009.08
  1997/05/31      13607.66                    21227.24
  1997/06/30      13097.50                    22178.22
  1997/07/31      13670.13                    23942.94
  1997/08/31      14721.67                    22601.65
  1997/09/30      15252.65                    23839.55
  1997/10/31      14825.79                    23043.31
  1997/11/30      13826.30                    24109.98
  1997/12/31      13815.88                    24523.95
  1998/01/31      13107.91                    24795.18
  1998/02/28      13763.83                    26583.41
  1998/03/31      14430.16                    27944.75
  1998/04/30      14825.79                    28225.87
  1998/05/31      14003.29                    27740.67
  1998/06/30      13930.41                    28867.50
  1998/07/31      12743.51                    28560.06
  1998/08/31      10432.19                    24430.84
  1998/09/30      12691.46                    25995.88
  1998/10/31      12951.74                    28110.39
  1998/11/30      12066.77                    29814.16
  1998/12/31      12102.93                    31532.05
  1999/01/31      11251.94                    32850.72
  1999/02/26      11119.00                    31829.72
IMATRL PRASUN   SHR__CHT 19990228 19990309 145029 R00000000000074

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $11,119 - an 11.19% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,830 - a 218.30% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                              % OF FUND'S INVESTMENTS

Enron Corp.                    8.8

Coastal Corp. (The)            6.0

Vastar Resources, Inc.         5.3

Williams Companies, Inc.       5.3

BP Amoco PLC sponsored ADR     5.1

Anadarko Petroleum Corp.       4.5

Consolidated Natural Gas Co.   3.3

Columbia Gas System, Inc.      2.8

Enbridge, Inc.                 2.7

El Paso Energy Corp.           2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Oil & Gas 52.9%
Gas 31.5%
Energy Services 6.0%
Electric Utility 4.7%
All Others 4.9%

Row: 1, Col: 1, Value: 4.9
Row: 1, Col: 2, Value: 4.7
Row: 1, Col: 3, Value: 6.0
Row: 1, Col: 4, Value: 31.5
Row: 1, Col: 5, Value: 52.9

* INCLUDES SHORT-TERM INVESTMENTS

NATURAL GAS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Victor Thay)

Victor Thay,
Portfolio Manager
of Fidelity Select
Natural Gas Portfolio

Q. HOW DID THE FUND PERFORM, VICTOR?

A. It was a disappointing period. For the 12 months that ended February 28, 1999, the fund had a total return of -19.17%, compared to a gain of 19.74% for the Standard & Poor's 500 Index. The Goldman Sachs Utilities Index - an index of 136 stocks designed to measure the performance of companies in the utilities sector - turned in a stellar return of 30.02%.

Q. WHY WAS THE FUND'S RETURN SO FAR BEHIND THOSE OF ITS BENCHMARKS?

A. Natural gas prices, on which the fund's performance depends to a great extent, trended mainly downward during the period. Oil prices, which also influence many of the fund's holdings, were even weaker than gas prices. On the other hand, a number of other stock sectors performed well except for a few months in the late summer and early fall of 1998, accounting for the strong showing of the broadly based S&P 500. The Goldman Sachs index contains a number of holdings that are incompatible with the fund's primary focus on natural gas, including significant positions in telecommunications, electric utilities - even the Internet. In particular, the Goldman Sachs index benefited from a large position in America Online, one of the strongest stocks in a surging Internet group. Consequently, the fund came up short against both of its benchmarks.

Q. WHY WERE OIL AND NATURAL GAS PRICES SO WEAK?

A. Poor global demand, especially from Southeast Asia, was one problem affecting oil prices, as was the inability of the Organization of Petroleum Exporting Countries (OPEC) to sufficiently restrict the production of its member countries. On the natural gas side, the main problem was uncooperative weather. The winter of 1997-98 was the second-warmest winter on record, and so far the winter of 1998-99 has been even warmer. Furthermore, low oil prices caused some users to substitute oil for natural gas, thereby reducing demand for gas.

Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?

A. The fund's primary emphasis was on the stocks of exploration and production (E&P) companies with solid balance sheets and the capability to add meaningfully to reserves at a relatively low cost. In the fall, I reduced the fund's E&P holdings slightly and increased exposure to gas utilities and integrated pipeline companies to take advantage of falling interest rates. In the fourth quarter of 1998, I built up positions in drilling and energy service companies. My rationale was that we had probably seen the worst of the oil and gas price declines for this cycle, and these companies were well positioned to benefit from a recovery in commodity prices.

Q. WHAT STOCKS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE?

A. Enron, the fund's largest holding at the end of the period, was one stock that helped performance. This diversified energy company benefited from strong growth in its wholesale trading operations and increased visibility in its retail energy services division. Consolidated Natural Gas saw its stock price firm amid takeover speculation.
Q. WHAT ABOUT DISAPPOINTING HOLDINGS?
A. Plains Resources, an oil-oriented E&P company, experienced weakness in its stock price mainly because of declining oil prices. Ocean Energy - no longer one of the fund's holdings - is another oil-based E&P company whose balance sheet deteriorated over the period when the company spent considerable sums on exploration but came up with no significant finds. Burlington Resources, primarily a gas E&P company, weakened when it failed to meet production expectations, and the cost savings from a recent merger took longer than expected to materialize.

Q. WHAT'S YOUR OUTLOOK, VICTOR?

A. After considerable declines, both oil and gas prices are low enough to force cutbacks in production, which should be supportive of higher prices in the long run. Moreover, OPEC has scheduled a meeting for March 23 to debate further cuts in oil production. There will probably be adequate natural gas supplies for the first half of 1999, but supplies may shrink later in the year, lending support to that market. Furthermore, two recent high-profile unions - Dominion Resources bought Consolidated Natural Gas and Sempra Energy purchased K N Energy
- may stimulate further consolidation in the natural gas industry, which could be a positive influence on stock prices. Therefore, while I am cautious about the near-term prospects for natural gas stocks, I am optimistic about the longer-term outlook.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: April 21, 1993

FUND NUMBER: 513

TRADING SYMBOL: FSNGX
SIZE: as of February 28, 1999, more than $36 million

MANAGER: Victor Thay, since 1997; manager,
Fidelity Select Home Finance Portfolio,
since March 1999; analyst, U.S. and
Canadian exploration and production industry,
1996-present; Canadian equities,
1995-1996; joined Fidelity in 1995

NATURAL GAS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 95.1%

                                SHARES                    VALUE (NOTE 1)

ELECTRIC UTILITY - 4.7%

AES Corp. (a)                    15,300                   $ 568,969

CMS Energy Corp.                 9,200                     380,650

PG&E Corp.                       24,800                    781,200

                                                           1,730,819

ENERGY SERVICES - 6.0%

BJ Services Co. (a)              14,600                    205,313

ENSCO International, Inc.        45,700                    405,588

Halliburton Co.                  10,700                    302,275

Noble Drilling Corp. (a)         24,400                    301,950

Pool Energy Services Co. (a)     34,100                    346,328

Santa Fe International Corp.     21,800                    291,575

Schlumberger Ltd.                7,600                     369,075

                                                           2,222,104

GAS - 31.5%

Atmos Energy Corp.               19,700                    472,800

Cascade Natural Gas Corp.        25,400                    401,638

Columbia Gas System, Inc.        20,800                    1,050,400

Consolidated Natural Gas Co.     22,250                    1,222,359

Dynegy, Inc.                     36,600                    439,200

El Paso Energy Corp.             24,950                    909,116

Enron Corp.                      49,800                    3,236,997

Equitable Resources, Inc.        8,600                     222,525

K N Energy, Inc.                 15,600                    326,625

Midcoast Energy Resources,       3,710                     82,548
Inc.

National Fuel Gas Co.            6,300                     253,969

New Jersey Resources Corp.       5,700                     199,144

Northwest Natural Gas Co.        14,400                    352,350

ONEOK, Inc.                      9,800                     263,988

SEMCO Energy, Inc.               12,400                    195,300

Transcanada Pipelines Ltd.       3,296                     45,250

Williams Companies, Inc.         52,460                    1,941,020

                                                           11,615,229

OIL & GAS - 52.9%

Anadarko Petroleum Corp.         59,950                    1,648,625

Apache Corp.                     33,225                    662,423

BP Amoco PLC sponsored ADR       22,319                    1,897,115

Burlington Resources, Inc.       24,672                    798,756

Canadian Natural Resources       47,100                    651,303
Ltd. (a)

Coastal Corp. (The)              69,170                    2,213,440

Enbridge, Inc.                   21,500                    1,012,402

Enron Oil & Gas Co.              28,200                    465,300

Newfield Exploration Co. (a)     29,800                    484,250

Noble Affiliates, Inc.           29,000                    656,125

Nuevo Energy Co. (a)             12,500                    87,500

Oryx Energy Co. (a)              12,500                    129,688

Paramount Resources Ltd.         54,700                    466,173

Penn West Petroleum Ltd. (a)     75,600                    749,582

Plains Resources, Inc. (a)       84,400                    780,700

Renaissance Energy Ltd. (a)      60,500                    533,658

Rio Alto Exploration Ltd. (a)    85,800                    759,670



                                SHARES                    VALUE (NOTE 1)

Santa Fe Energy Resources,       89,300                   $ 468,825
Inc. (a)

Seagull Energy Corp. (a)         92,700                    440,325

Stone Energy Corp. (a)           21,500                    520,031

Suncor Energy, Inc.              19,500                    570,981

Ulster Petroleums Ltd. (a)       113,900                   634,540

Union Pacific Resources          86,000                    768,625
Group, Inc.

Vastar Resources, Inc.           50,700                    1,951,950

Vintage Petroleum, Inc.          33,500                    148,656

                                                           19,500,643

TOTAL COMMON STOCKS                                        35,068,795
(Cost $37,084,484)

CASH EQUIVALENTS - 4.9%

Taxable Central Cash Fund (b)    1,803,368                 1,803,368
(Cost $1,803,368)

TOTAL INVESTMENT IN                                        $ 36,872,163
SECURITIES - 100%
(Cost $38,887,852)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $51,708,839 and $63,353,313, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $13,630 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,590,000 and $1,717,000, respectively. The weighted average interest rate was 5.7%.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    79.3%

Canada                      14.6

United Kingdom              5.1

Netherlands Antilles          1.0

TOTAL                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $39,375,928. Net unrealized depreciation aggregated $2,503,765, of which $3,185,025 related to appreciated investment securities and $5,688,790 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $3,229,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $1,719,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

NATURAL GAS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                    FEBRUARY 28, 1999

ASSETS

Investment in securities, at             $ 36,872,163
value  (cost $38,887,852) -
See accompanying schedule

Receivable for fund shares                46,471
sold

Dividends receivable                      43,421

Interest receivable                       6,414

Redemption fees receivable                105

Other receivables                         26

 TOTAL ASSETS                             36,968,600

LIABILITIES

Payable for fund shares        $ 78,219
redeemed

Accrued management fee          18,520

Other payables and accrued      43,435
expenses

 TOTAL LIABILITIES                        140,174

NET ASSETS                               $ 36,828,426

Net Assets consist of:

Paid in capital                          $ 43,960,023

Undistributed net investment              319,683
income

Accumulated undistributed net             (5,435,532)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               (2,015,748)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 3,478,063                $ 36,828,426
shares outstanding

NET ASSET VALUE and                       $10.59
redemption price per share
($36,828,426 (divided by)
3,478,063 shares)

Maximum offering price per                $10.92
share (100/97.00 of $10.59)

STATEMENT OF OPERATIONS
                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 715,257
Dividends

 Special dividend from                          399,656
Transcanada    Pipelines Ltd.

Interest                                        147,033

 TOTAL INCOME                                   1,261,946

EXPENSES

Management fee                   $ 301,788

Transfer agent fees               393,852

Accounting fees and expenses      60,991

Non-interested trustees'          195
compensation

Custodian fees and expenses       14,741

Registration fees                 14,687

Audit                             10,733

Legal                             306

Interest                          548

Reports to shareholders           10,973

Miscellaneous                     14

 Total expenses before            808,828
reductions

 Expense reductions               (26,170)      782,658

NET INVESTMENT INCOME                           479,288

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (5,298,288)

 Foreign currency transactions    (5,038)       (5,303,326)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (4,576,884)

 Assets and liabilities in        (59)          (4,576,943)
foreign currencies

NET GAIN (LOSS)                                 (9,880,269)

NET INCREASE (DECREASE) IN                     $ (9,400,981)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 123,203
charges paid to FDC

 Sales charges - Retained by                   $ 121,320
FDC

 Deferred sales charges                        $ 982
withheld   by FDC

 Exchange fees withheld by FSC                 $ 7,478

 Expense reductions  Directed                  $ 25,878
brokerage arrangements

  Custodian credits                             176

  Transfer agent credits                        116

                                               $ 26,170

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 479,288                     $ (306,523)
income (loss)

 Net realized gain (loss)         (5,303,326)                   1,119,826

 Change in net unrealized         (4,576,943)                   5,428,784
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (9,400,981)                   6,242,087
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (375,571)                     -
From net investment income

 From net realized gain           -                             (1,875,328)

 In excess of net realized        -                             (210,862)
gain

 TOTAL DISTRIBUTIONS              (375,571)                     (2,086,190)

Share transactions Net            47,858,222                    108,990,438
proceeds from sales of shares

 Reinvestment of distributions    356,687                       2,046,549

 Cost of shares redeemed          (61,599,489)                  (137,149,165)

 NET INCREASE (DECREASE) IN       (13,384,580)                  (26,112,178)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  123,693                       255,983

  TOTAL INCREASE (DECREASE)       (23,037,439)                  (21,700,298)
IN NET ASSETS

NET ASSETS

 Beginning of period              59,865,865                    81,566,163

 End of period (including        $ 36,828,426                  $ 59,865,865
undistributed net investment
income of $319,683 and
$297,648, respectively)

OTHER INFORMATION
Shares

 Sold                             3,845,626                     8,021,019

 Issued in reinvestment of        32,426                        174,767
distributions

 Redeemed                         (4,929,086)                   (10,189,472)

 Net increase (decrease)          (1,051,034)                   (1,993,686)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998      1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.22    $ 12.50   $ 11.36   $ 8.98    $ 9.48
period

Income from Investment
Operations

Net investment income (loss) C    .12 E      (.05)     (.06)     .05       .03

Net realized and unrealized       (2.68)     1.06      1.30      2.36      (.53)
gain (loss)

Total from investment             (2.56)     1.01      1.24      2.41      (.50)
operations

Less Distributions

 From net investment income       (.10)      -         (.01)     (.05)     (.02)

From net realized gain            -          (.30)     (.29)     -         -

In excess of net realized gain    -          (.03)     -         -         -

Total distributions               (.10)      (.33)     (.30)     (.05)     (.02)

Redemption fees added to paid     .03        .04       .20       .02       .02
in capital

Net asset value, end of period   $ 10.59    $ 13.22   $ 12.50   $ 11.36   $ 8.98

TOTAL RETURN  A, B                (19.17)%   8.74%     12.45%    27.10%    (5.06)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,828   $ 59,866  $ 81,566  $ 60,228  $ 79,894
(000 omitted)

Ratio of expenses to average      1.57%      1.82%     1.70%     1.68%     1.70%
net assets

Ratio of expenses to average      1.52% D    1.78% D   1.66% D   1.67% D   1.66% D
net assets after expense
reductions

Ratio of net investment           .93%       (.37)%    (.46)%    .46%      .30%
income (loss) to average net
assets

Portfolio turnover rate           107%       118%      283%      79%       177%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E NET
INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
FROM TRANSCANADA PIPELINES
LTD. WHICH AMOUNTED TO $.10
PER SHARE.  F FOR THE YEAR
ENDED FEBRUARY 29.


TELECOMMUNICATIONS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TELECOMMUNICATIONS     22.21%       162.32%       489.71%

SELECT TELECOMMUNICATIONS     18.47%       154.38%       471.95%
(LOAD ADJ.)

S&P 500                       19.74%       194.91%       459.21%

GS Utilities                  30.02%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TELECOMMUNICATIONS   22.21%       21.27%        19.42%

SELECT TELECOMMUNICATIONS   18.47%       20.53%        19.05%
(LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Utilities                30.02%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Telecommunications          S&P 500
             00096                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10096.02                    10233.00
  1989/04/30      10859.42                    10764.09
  1989/05/31      11660.99                    11200.04
  1989/06/30      11376.12                    11136.20
  1989/07/31      12239.76                    12141.80
  1989/08/31      12532.44                    12379.78
  1989/09/30      12993.05                    12329.02
  1989/10/31      12532.44                    12042.99
  1989/11/30      12849.11                    12288.66
  1989/12/31      13483.69                    12583.59
  1990/01/31      12021.42                    11739.23
  1990/02/28      11976.66                    11890.67
  1990/03/31      12255.19                    12205.77
  1990/04/30      11534.00                    11900.63
  1990/05/31      12747.58                    13060.94
  1990/06/30      12493.93                    12972.12
  1990/07/31      11921.95                    12930.61
  1990/08/31      10534.29                    11761.68
  1990/09/30       9852.89                    11188.89
  1990/10/31      10196.08                    11140.78
  1990/11/30      10778.00                    11860.47
  1990/12/31      11272.83                    12191.38
  1991/01/31      11673.44                    12722.92
  1991/02/28      12063.90                    13632.61
  1991/03/31      12403.66                    13962.52
  1991/04/30      12667.35                    13996.03
  1991/05/31      12799.20                    14600.66
  1991/06/30      12266.74                    13931.95
  1991/07/31      12961.47                    14581.18
  1991/08/31      13346.87                    14926.75
  1991/09/30      13519.28                    14677.48
  1991/10/31      14051.74                    14874.16
  1991/11/30      13514.21                    14274.73
  1991/12/31      14750.69                    15907.76
  1992/01/31      14771.19                    15611.87
  1992/02/29      14955.63                    15814.83
  1992/03/31      14427.91                    15506.44
  1992/04/30      14971.01                    15962.33
  1992/05/31      14796.81                    16040.54
  1992/06/30      14453.16                    15801.54
  1992/07/31      15228.72                    16447.82
  1992/08/31      15048.96                    16110.64
  1992/09/30      15341.72                    16300.75
  1992/10/31      15495.80                    16357.80
  1992/11/30      16302.18                    16915.60
  1992/12/31      17010.22                    17123.66
  1993/01/31      16957.89                    17267.50
  1993/02/28      17889.24                    17502.34
  1993/03/31      18621.77                    17871.64
  1993/04/30      18661.05                    17439.14
  1993/05/31      19412.22                    17906.51
  1993/06/30      20249.23                    17958.44
  1993/07/31      20839.43                    17886.61
  1993/08/31      22411.51                    18564.51
  1993/09/30      22733.44                    18421.56
  1993/10/31      23388.02                    18802.89
  1993/11/30      21472.55                    18624.26
  1993/12/31      22064.91                    18849.62
  1994/01/31      22511.61                    19490.50
  1994/02/28      21806.29                    18962.31
  1994/03/31      21124.47                    18135.55
  1994/04/30      21501.52                    18367.69
  1994/05/31      21375.25                    18668.92
  1994/06/30      21357.22                    18211.53
  1994/07/31      22541.72                    18808.87
  1994/08/31      23197.11                    19580.03
  1994/09/30      22926.54                    19100.32
  1994/10/31      24020.86                    19530.08
  1994/11/30      22746.16                    18818.79
  1994/12/31      23017.92                    19097.87
  1995/01/31      23337.27                    19593.08
  1995/02/28      23546.08                    20356.63
  1995/03/31      23840.87                    20957.35
  1995/04/30      24581.85                    21574.54
  1995/05/31      25252.83                    22436.88
  1995/06/30      26469.38                    22958.09
  1995/07/31      28149.98                    23719.38
  1995/08/31      28984.01                    23778.91
  1995/09/30      29937.18                    24782.38
  1995/10/31      28683.00                    24693.91
  1995/11/30      29316.36                    25777.97
  1995/12/31      29844.14                    26274.46
  1996/01/31      30055.38                    27168.84
  1996/02/29      29619.70                    27420.69
  1996/03/31      29481.07                    27684.75
  1996/04/30      30857.50                    28092.83
  1996/05/31      31542.27                    28817.34
  1996/06/30      31863.25                    28927.14
  1996/07/31      29452.29                    27649.13
  1996/08/31      30065.73                    28232.26
  1996/09/30      30950.22                    29821.17
  1996/10/31      30336.78                    30643.63
  1996/11/30      31256.95                    32959.99
  1996/12/31      31455.63                    32307.05
  1997/01/31      31669.61                    34325.59
  1997/02/28      31944.73                    34594.71
  1997/03/31      29254.65                    33173.21
  1997/04/30      30169.91                    35153.65
  1997/05/31      34464.20                    37293.80
  1997/06/30      36364.05                    38964.57
  1997/07/31      37102.01                    42064.98
  1997/08/31      35288.52                    39708.50
  1997/09/30      39865.42                    41883.33
  1997/10/31      38899.80                    40484.43
  1997/11/30      40509.17                    42358.45
  1997/12/31      39579.96                    43085.75
  1998/01/31      42912.64                    43562.28
  1998/02/28      46806.61                    46703.99
  1998/03/31      50972.46                    49095.70
  1998/04/30      50771.60                    49589.60
  1998/05/31      48604.19                    48737.16
  1998/06/30      50464.55                    50716.86
  1998/07/31      52090.11                    50176.72
  1998/08/31      40187.41                    42922.17
  1998/09/30      42716.06                    45671.77
  1998/10/31      45777.53                    49386.71
  1998/11/30      48387.45                    52380.04
  1998/12/31      55823.77                    55398.18
  1999/01/31      60448.00                    57714.93
  1999/02/26      57195.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 170836 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $57,195 - a 471.95% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                               % OF FUND'S INVESTMENTS

MCI WorldCom, Inc.              14.0

Tele-Communications, Inc.       5.3
(TCI Group) Series A

Cisco Systems, Inc.             5.0

SBC Communications, Inc.        5.0

AirTouch Communications, Inc.   4.5

Bell Atlantic Corp.             4.2

Motorola, Inc.                  3.8

OY Nokia AB sponsored ADR       3.4

Sprint Corp. (FON Group)        3.3

AT&T Corp.                      3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Telephone Services 56.1%
Communications Equipment 14.4%
Broadcasting 7.3%
Cellular 5.6%
Computer Services &
Software 5.4%
All Others 11.2%

Row: 1, Col: 1, Value: 11.2
Row: 1, Col: 2, Value: 5.4
Row: 1, Col: 3, Value: 5.6
Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 14.4
Row: 1, Col: 6, Value: 56.1
Row: 1, Col: 1, Value: 16.5
Row: 1, Col: 2, Value: 3.4
Row: 1, Col: 3, Value: 3.8
Row: 1, Col: 4, Value: 6.2
Row: 1, Col: 5, Value: 9.300000000000001
Row: 1, Col: 6, Value: 60.8

* INCLUDES SHORT-TERM INVESTMENTS

TELECOMMUNICATIONS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Peter Saperstone)

NOTE TO SHAREHOLDERS:
Peter Saperstone became
Portfolio Manager of
Fidelity Select
Telecommunications Portfolio on
October 30, 1998.

Q. HOW DID THE FUND PERFORM, PETER?

A. It was a good year. For the 12 months that ended February 28, 1999, the fund had a total return of 22.21%, besting the 19.74% return of the Standard & Poor's 500 Index over the same period. Although the fund outperformed the S&P 500, it trailed the 30.02% return of the Goldman Sachs Utilities Index, an index of 136 stocks designed to measure the performance of companies in the utilities sector.

Q. WHY DID THE FUND BEAT THE S&P 500 BUT TRAIL THE GOLDMAN SACHS
INDEX?

A. Telecommunications stocks in general fared well during the period, reflecting dynamic growth in that sector recently. For the past several years, the telecommunications market has grown at more than twice the rate of the overall economy, which helps to explain why the fund outperformed the broadly based S&P 500. Poor stock selection in a few cases and a comparative underweighting of Internet stocks caused the fund to trail the Goldman Sachs index. The stellar performance of that index was attributable in part to a roughly 5% weighting in one of the period's star performers, America Online.

Q. PETER, YOU TOOK OVER THE FUND ON OCTOBER 30, 1998.
CAN YOU COMMENT ON SOME OF THE CHANGES YOU'VE MADE?

A. Sure. I believe in restricting the fund's investments to those stocks in which I have the most confidence. While fewer holdings tend to increase short-term volatility in the fund's performance, my aim is to enhance long-term returns by minimizing the diluting effects of marginal holdings. Consequently, I reduced the number of holdings in the fund from about 70 when I took over to approximately 50 as of the end of the period. I also tended to favor large-capitalization stocks over small-cap shares. Finally, I marginally increased the allocation of Internet stocks, but the position is still less than the 7% or so allocated to Internet shares in the Goldman Sachs index.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND DURING THE PERIOD?

A. MCI WorldCom helped performance because the stock did well and it was the fund's largest holding for most of the period. The company continued to attract investor interest because it was well positioned to benefit from the fastest-growing segment of the industry - data communications. Qwest Communications, in many ways a smaller version of MCI WorldCom, also contributed positively to performance. The company is building a national network designed to accommodate state-of-the-art data communication. Another beneficial holding, Cisco Systems, is a leading supplier of hardware for data and voice networks.

Q. WHAT STOCKS TURNED IN DISAPPOINTING PERFORMANCES?

A. Tel-Save.com heads the list of disappointments. As the company made the conversion to distributing long-distance calling services over the Internet, it experienced lower earnings than investors expected. Smartalk also hurt the fund's performance. The company suffered from disappointing earnings attributable to more competition in its prepaid calling card business. Another weak performer was World Access, which found it harder to compete against larger rivals in the cellular telecommunications industry. I sold the fund's holdings in both Smartalk and World Access.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. My outlook for the telecommunications sector remains positive. In the short term, we should see overall revenues continue to grow at a healthy rate, with the majority of that growth coming from the data services segment of the industry. In the next year or two, the regional Bell operating companies (RBOCs) are expected to enter the long-distance market, and the lines between long-distance carriers and local phone companies will blur further. As the market makes this transition, there will be some confusion as investors attempt to sort out the winners and losers. My own view is that the RBOCs may see their earnings erode as they are forced to open up their local markets as a prerequisite to participate in the long-distance market. Time will tell, but I am confident that the fund remains well positioned to benefit from the segments of the telecommunications sector currently offering the highest growth potential.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 096

TRADING SYMBOL: FSTCX

SIZE: as of February 28, 1999, more than $824 million

MANAGER: Peter Saperstone, since October
1998; manager, Fidelity Utilities Fund and
Fidelity Advisor Utilities Growth Fund, since
1998; Fidelity Select Air Transportation
Portfolio and Fidelity Select Defense and
Aerospace Portfolio, 1997-1998; Fidelity
Select Construction and Housing Portfolio,
1996-1997; joined Fidelity in 1995

TELECOMMUNICATIONS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.3%

                                SHARES                      VALUE (NOTE 1)

BROADCASTING - 7.3%

AlphaNet Telecom, Inc. (a)(c)    1,196,200                  $ 8

American Tower Corp. Class A     43,700                      1,171,706
(a)

Cablevision Systems Corp.        57,100                      3,711,500
Class A (a)

MediaOne Group, Inc.             100,000                     5,450,000

NTL, Inc. (a)                    76,400                      5,935,325

Tele-Communications, Inc.        689,934                     43,336,479
(TCI Group) Series A (a)

                                                             59,605,018

CELLULAR - 5.6%

AirTouch Communications, Inc.    406,100                     36,980,481
(a)

Nextel Communications, Inc.      117,200                     3,523,325
Class A (a)

SkyTel Communications, Inc.      31,700                      570,600
(a)

Telephone & Data Systems,        87,300                      4,386,825
Inc.

                                                             45,461,231

COMMUNICATIONS EQUIPMENT -
14.4%

ADC Telecommunications, Inc.     261,900                     10,606,950
(a)

Ascend Communications, Inc.      131,000                     10,078,813
(a)

Cisco Systems, Inc. (a)          423,500                     41,423,594

Intermedia Communications,       579,000                     10,494,375
Inc. (a)

Lucent Technologies, Inc.        142,800                     14,503,125

Newbridge Networks Corp. (a)     126,700                     3,079,689

OY Nokia AB sponsored ADR        206,700                     28,033,688

                                                             118,220,234

COMPUTER SERVICES & SOFTWARE
- 5.4%

America Online, Inc.             229,000                     20,366,688

Novell, Inc. (a)                 159,100                     3,082,563

Saville Systems PLC sponsored    163,100                     3,251,806
ADR (a)

Yahoo!, Inc. (a)                 113,500                     17,422,250

                                                             44,123,307

COMPUTERS & OFFICE EQUIPMENT
- 0.6%

Fore Systems, Inc. (a)           340,700                     4,940,150

ELECTRICAL EQUIPMENT - 1.1%

ANTEC Corp. (a)                  329,300                     9,179,238

ELECTRONICS - 3.8%

Motorola, Inc.                   445,000                     31,261,250

TELEPHONE SERVICES - 56.1%

ALLTEL Corp.                     335,300                     20,076,088

Ameritech Corp.                  259,100                     16,938,663

AT&T Corp.                       306,547                     25,175,172

BCE, Inc.                        298,300                     12,087,896

Bell Atlantic Corp.              597,300                     34,307,419

BellSouth Corp.                  50,000                      2,312,500

Cable & Wireless PLC ADR         87,300                      3,541,106

Cincinnati Bell, Inc.            255,400                     5,044,150

Commonwealth Telephone           289,100                     9,359,613
Enterprises, Inc. (a)

COMSAT Corp. Series 1            229,600                     6,715,800



                                SHARES                      VALUE (NOTE 1)

Covad Communications Group,      178,100                    $ 7,213,050
Inc. (a)

Frontier Corp.                   594,100                     21,350,469

Global TeleSystems Group,        26,500                      1,470,750
Inc. (a)

GTE Corp.                        288,500                     18,716,438

MCI WorldCom, Inc. (a)           1,383,003                   114,097,743

McLeodUSA, Inc. Class A (a)      463,500                     17,844,750

Metromedia Fiber Network,        320,500                     13,941,750
Inc.  Class A (a)

Nippon Telegraph & Telephone     464                         3,811,777
Corp.

Qwest Communications             259,290                     15,930,129
International, Inc. (a)

SBC Communications, Inc.         767,000                     40,555,125

Sprint Corp. (FON Group)         313,000                     26,859,313

Tel-Save.com, Inc. (a)           1,771,550                   17,604,778

Telebras sponsored ADR           38,600                      2,492,113
PFD-Holdr (a)

U.S. WEST, Inc.                  286,500                     15,274,031

WinStar Communications, Inc.     180,000                     5,670,000
(a)

                                                             458,390,623

TOTAL COMMON STOCKS                                          771,181,051
(Cost $584,642,053)

CASH EQUIVALENTS - 5.7%



Taxable Central Cash Fund (b)    46,400,881                  46,400,881
(Cost $46,400,881)

TOTAL INVESTMENT IN                                          $ 817,581,932
SECURITIES - 100%
(Cost $631,042,934)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,124,377,604 and $1,098,129,165, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $123,641 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $5,316,534. The fund received cash collateral of $6,740,600.

The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $32,000,000 and $31,250,000 respectively. The weighted average interest rate was 5.47%. Interest earned from the interfund lending program amounted to $18,984 and is included in interest income on the Statement of Operations.

Transactions during the period with companies which are or were affiliates are as follows:

                            PURCHASES   SALES        DIVIDEND VALUE
AFFILIATE                   COST        COST         INCOME
Able Teccom Holdings Corp.  $ 3,157,131 $ 6,930,054  $ -       $ -
AlphaNet Telecom, Inc.      54,339      1,434,852    -         8
California  Amplifier, Inc. 185,967     1,664,342    -         -
SmarTalk TeleServices, Inc. 2,434,493   15,877,925   -         -
Tel-Save.com, Inc.          2,648,830   30,187,740   -         -
Titan Corp.                 263,832     734,200      -         -
Viatel, Inc.                -           6,303,500    -         -
TOTALS                      $ 8,744,592 $ 63,132,613 $ -       $ 8

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $637,023,529. Net unrealized appreciation aggregated $180,558,403, of which $216,260,764 related to appreciated investment securities and $35,702,361 related to depreciated investment securities.

The fund hereby designates approximately $32,933,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 9% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for the use in preparing 1999 income tax returns.

TELECOMMUNICATIONS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 817,581,932
value  (cost $631,042,934) -
 See accompanying schedule

Cash                                          1,243,094

Receivable for investments                    55,727,870
sold

Receivable for fund shares                    956,110
sold

Dividends receivable                          596,315

Interest receivable                           225,363

Redemption fees receivable                    2,631

Other receivables                             138,196

 TOTAL ASSETS                                 876,471,511

LIABILITIES

Payable for investments        $ 42,383,267
purchased

Payable for fund shares         2,314,454
redeemed

Accrued management fee          416,632

Other payables and accrued      441,245
expenses

Collateral on securities        6,740,600
loaned,  at value

 TOTAL LIABILITIES                            52,296,198

NET ASSETS                                   $ 824,175,313

Net Assets consist of:

Paid in capital                              $ 613,532,997

Accumulated undistributed net                 24,099,612
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   186,542,704
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 13,326,238                   $ 824,175,313
shares outstanding

NET ASSET VALUE and                           $61.85
redemption price per share
($824,175,313 (divided by)
13,326,238 shares)

Maximum offering price per                    $63.76
share (100/97.00 of $61.85)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 4,051,599
Dividends

Interest (including income on                  4,826,969
securities loaned of
$2,420,214)

 TOTAL INCOME                                  8,878,568

EXPENSES

Management fee                   $ 4,615,660

Transfer agent fees               4,327,726

Accounting and security           682,512
lending fees

Non-interested trustees'          3,153
compensation

Custodian fees and expenses       70,818

Registration fees                 129,839

Audit                             29,402

Legal                             4,452

Reports to shareholders           79,448

 Total expenses before            9,943,010
reductions

 Expense reductions               (189,988)    9,753,022

NET INVESTMENT INCOME (LOSS)                   (874,454)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            45,892,397
(including realized loss of
$27,541,180 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (56,189)     45,836,208

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            85,585,831

 Assets and liabilities in        10,878       85,596,709
foreign currencies

NET GAIN (LOSS)                                131,432,917

NET INCREASE (DECREASE) IN                    $ 130,558,463
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 3,594,841
charges paid to FDC

 Sales charges - Retained by                  $ 3,578,078
FDC

 Deferred sales charges                       $ 12,323
withheld   by FDC

 Exchange fees withheld by FSC                $ 57,437

 Expense reductions  Directed                 $ 177,481
brokerage arrangements

  Custodian credits                            10,290

  Transfer agent credits                       2,217

                                              $ 189,988

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (874,454)                   $ (2,208,196)
income (loss)

 Net realized gain (loss)         45,836,208                    89,769,920

 Change in net unrealized         85,596,709                    75,630,156
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       130,558,463                   163,191,880
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (46,022,800)                  (57,660,802)
from net realized gains

Share transactions Net            863,829,740                   394,333,392
proceeds from sales of shares

 Reinvestment of distributions    44,998,804                    56,532,142

 Cost of shares redeemed          (813,636,128)                 (302,046,680)

 NET INCREASE (DECREASE) IN       95,192,416                    148,818,854
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  997,935                       564,136

  TOTAL INCREASE (DECREASE)       180,726,014                   254,914,068
IN NET ASSETS

NET ASSETS

 Beginning of period              643,449,299                   388,535,231

 End of period                   $ 824,175,313                 $ 643,449,299

OTHER INFORMATION
Shares

 Sold                             15,272,906                    8,067,245

 Issued in reinvestment of        813,871                       1,266,807
distributions

 Redeemed                         (14,817,799)                  (6,572,964)

 Net increase (decrease)          1,268,978                     2,761,088




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 F     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.37    $ 41.80    $ 44.87    $ 38.34    $ 37.10
period

Income from Investment
Operations

Net investment income (loss) C    (.06)      (.25)      .12 D      .51        .29

Net realized and unrealized       11.43      18.20      2.92       9.15       2.54
gain (loss)

Total from investment             11.37      17.95      3.04       9.66       2.83
operations

Less Distributions

 From net investment income       -          -          (.16)      (.39)      (.33)

From net realized gain            (2.96)     (6.44)     (5.98)     (2.75)     (1.27)

Total distributions               (2.96)     (6.44)     (6.14)     (3.14)     (1.60)

Redemption fees added to paid     .07        .06        .03        .01        .01
in capital

Net asset value, end of period   $ 61.85    $ 53.37    $ 41.80    $ 44.87    $ 38.34

TOTAL RETURN A, B                 22.21%     46.52%     7.85%      25.79%     7.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 824,175  $ 643,449  $ 388,535  $ 468,300  $ 369,476
(000 omitted)

Ratio of expenses to average      1.27%      1.51%      1.51%      1.52%      1.56%
net assets

Ratio of expenses to average      1.25% E    1.48% E    1.47% E    1.52%      1.55% E
net assets after expense
reductions

Ratio of net investment           (.11)%     (.53)%     .27%       1.17%      .77%
income (loss) to average net
assets

Portfolio turnover rate           150%       157%       175%       89%        107%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D INVESTMENT
INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND WHICH
AMOUNTED TO $.07 PER SHARE.
E FMR OR THE FUND HAS
ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF  THE
FUND'S EXPENSES. F FOR THE
YEAR ENDED FEBRUARY 29.


UTILITIES GROWTH PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT UTILITIES GROWTH          32.17%       168.13%       428.63%

SELECT UTILITIES GROWTH (LOAD    28.13%       160.01%       412.70%
ADJ.)

S&P 500                          19.74%       194.91%       459.21%

GS Utilities                     30.02%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT UTILITIES GROWTH        32.17%       21.81%        18.12%

SELECT UTILITIES GROWTH (LOAD  28.13%       21.06%        17.76%
ADJ.)

S&P 500                        19.74%       24.15%        18.78%

GS Utilities                   30.02%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Utilities Growth            S&P 500
             00065                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9865.57                    10233.00
  1989/04/30      10373.06                    10764.09
  1989/05/31      10866.16                    11200.04
  1989/06/30      11140.62                    11136.20
  1989/07/31      11750.71                    12141.80
  1989/08/31      11802.48                    12379.78
  1989/09/30      11972.57                    12329.02
  1989/10/31      11917.10                    12042.99
  1989/11/30      12309.04                    12288.66
  1989/12/31      12959.80                    12583.59
  1990/01/31      12320.13                    11739.23
  1990/02/28      12297.95                    11890.67
  1990/03/31      12231.39                    12205.77
  1990/04/30      11721.13                    11900.63
  1990/05/31      12331.22                    13060.94
  1990/06/30      12477.35                    12972.12
  1990/07/31      12579.78                    12930.61
  1990/08/31      11889.33                    11761.68
  1990/09/30      11919.68                    11188.89
  1990/10/31      12530.46                    11140.78
  1990/11/30      12860.51                    11860.47
  1990/12/31      13031.67                    12191.38
  1991/01/31      12974.21                    12722.92
  1991/02/28      13533.48                    13632.61
  1991/03/31      13686.70                    13962.52
  1991/04/30      13625.41                    13996.03
  1991/05/31      13629.24                    14600.66
  1991/06/30      13463.91                    13931.95
  1991/07/31      13902.09                    14581.18
  1991/08/31      14220.76                    14926.75
  1991/09/30      14658.94                    14677.48
  1991/10/31      14862.09                    14874.16
  1991/11/30      15033.38                    14274.73
  1991/12/31      15771.97                    15907.76
  1992/01/31      15286.49                    15611.87
  1992/02/29      15174.45                    15814.83
  1992/03/31      15016.78                    15506.44
  1992/04/30      15427.57                    15962.33
  1992/05/31      15726.33                    16040.54
  1992/06/30      15908.25                    15801.54
  1992/07/31      16754.12                    16447.82
  1992/08/31      16745.53                    16110.64
  1992/09/30      16835.70                    16300.75
  1992/10/31      16831.40                    16357.80
  1992/11/30      16947.33                    16915.60
  1992/12/31      17442.59                    17123.66
  1993/01/31      17739.29                    17267.50
  1993/02/28      18651.88                    17502.34
  1993/03/31      19155.38                    17871.64
  1993/04/30      19050.69                    17439.14
  1993/05/31      19091.55                    17906.51
  1993/06/30      19822.52                    17958.44
  1993/07/31      20049.53                    17886.61
  1993/08/31      20921.25                    18564.51
  1993/09/30      20921.25                    18421.56
  1993/10/31      20707.86                    18802.89
  1993/11/30      19695.40                    18624.26
  1993/12/31      19630.71                    18849.62
  1994/01/31      20032.94                    19490.50
  1994/02/28      19124.01                    18962.31
  1994/03/31      18434.48                    18135.55
  1994/04/30      18964.76                    18367.69
  1994/05/31      18586.11                    18668.92
  1994/06/30      18527.44                    18211.53
  1994/07/31      19060.76                    18808.87
  1994/08/31      18986.10                    19580.03
  1994/09/30      18500.78                    19100.32
  1994/10/31      18735.44                    19530.08
  1994/11/30      18058.13                    18818.79
  1994/12/31      18175.94                    19097.87
  1995/01/31      18917.70                    19593.08
  1995/02/28      19164.96                    20356.63
  1995/03/31      19241.88                    20957.35
  1995/04/30      19912.61                    21574.54
  1995/05/31      20220.73                    22436.88
  1995/06/30      20418.81                    22958.09
  1995/07/31      20969.04                    23719.38
  1995/08/31      21502.75                    23778.91
  1995/09/30      22526.17                    24782.38
  1995/10/31      22746.26                    24693.91
  1995/11/30      23246.96                    25777.97
  1995/12/31      24426.55                    26274.46
  1996/01/31      24684.32                    27168.84
  1996/02/29      24112.74                    27420.69
  1996/03/31      23899.80                    27684.75
  1996/04/30      24864.78                    28092.83
  1996/05/31      24882.78                    28817.34
  1996/06/30      25266.70                    28927.14
  1996/07/31      24162.93                    27649.13
  1996/08/31      24168.93                    28232.26
  1996/09/30      24606.84                    29821.17
  1996/10/31      25638.62                    30643.63
  1996/11/30      26844.37                    32959.99
  1996/12/31      27202.85                    32307.05
  1997/01/31      28020.79                    34325.59
  1997/02/28      28485.53                    34594.71
  1997/03/31      26973.58                    33173.21
  1997/04/30      27938.99                    35153.65
  1997/05/31      29775.74                    37293.80
  1997/06/30      30684.59                    38964.57
  1997/07/31      31415.47                    42064.98
  1997/08/31      30004.54                    39708.50
  1997/09/30      32648.45                    41883.33
  1997/10/31      32737.43                    40484.43
  1997/11/30      34720.36                    42358.45
  1997/12/31      35446.84                    43085.75
  1998/01/31      36817.44                    43562.28
  1998/02/28      38797.18                    46703.99
  1998/03/31      41429.59                    49095.70
  1998/04/30      40600.94                    49589.60
  1998/05/31      40112.84                    48737.16
  1998/06/30      40142.42                    50716.86
  1998/07/31      41037.27                    50176.72
  1998/08/31      37546.62                    42922.17
  1998/09/30      41251.74                    45671.77
  1998/10/31      43854.93                    49386.71
  1998/11/30      45548.48                    52380.04
  1998/12/31      50744.47                    55398.18
  1999/01/31      52259.98                    57714.93
  1999/02/26      51270.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 145353 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $51,270 - a 412.70% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                               % OF FUND'S INVESTMENTS

MCI WorldCom, Inc.              11.3

AT&T Corp.                      8.1

Bell Atlantic Corp.             6.0

SBC Communications, Inc.        5.9

AES Corp.                       5.2

PG&E Corp.                      4.9

AirTouch Communications, Inc.   4.0

Ameritech Corp.                 3.6

GTE Corp.                       3.5

BellSouth Corp.                 3.3

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Telephone Services 55.0%
Electric Utility 26.2%
Cellular 4.5%
Gas 4.2%
Broadcasting 1.7%
All Others 8.4%*

Row: 1, Col: 1, Value: 8.4
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 4.2
Row: 1, Col: 4, Value: 4.5
Row: 1, Col: 5, Value: 26.2
Row: 1, Col: 6, Value: 55.0

* INCLUDES SHORT-TERM INVESTMENTS

UTILITIES GROWTH PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jonathan Zang)

Jonathan Zang,
Portfolio Manager
of Fidelity Select
Utilities Growth Portfolio

Q. HOW DID THE FUND PERFORM, JONATHAN?

A. The fund had a good year. For the 12 months that ended February 28, 1999, the fund's total return was 32.17%, compared to 19.74% for the Standard & Poor's 500 Index. The Goldman Sachs Utilities Index - an index of 136 stocks designed to measure the performance of companies in the utilities sector - had a total return of 30.02%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE AGAINST ITS BENCHMARKS?

A. The fund's stock selection, especially in the area of long-distance carriers, helped it outperform the S&P 500. Secondarily, the fund significantly underweighted the regional Bell operating companies (RBOCs) during the first half of 1998, when they underperformed the S&P 500. Shortly after I took over the fund on July 1, 1998, I substantially increased its holdings of RBOCs. That shift coincided with renewed strength in the group, as the RBOCs outperformed the S&P 500 for most of the remainder of the period. With respect to the Goldman Sachs index, the fund was helped by its heavier weighting of telecommunications stocks and lighter emphasis on electric utilities. Within the telecommunications sector, overweighting long distance carriers and competitive local exchange carriers (CLECs) at the expense of RBOCs was beneficial.

Q. CAN YOU REVIEW YOUR STRATEGY FOR ALLOCATING FUNDS AMONG THE
TELECOMMUNICATIONS, ELECTRIC AND GAS UTILITIES SEGMENTS OF THE FUND?

A. Sure. Telecommunications stocks typically make up the bulk of the fund's holdings - 62.2% as of the end of the period. This is based on my assessment of the superior growth potential of telecommunications companies compared to electric and gas utilities. Electric utilities and independent power producers accounted for 26.2% of the fund's holdings at the end of the period. I use electric utilities, in part, to adjust the risk profile of the fund as market conditions warrant. For example, when the broader market dropped sharply last fall and investors flocked to electric utilities for their "safe haven" status, I took profits on some of the fund's holdings in the sector and reinvested them in out-of-favor telecom stocks. Gas utilities and integrated energy companies, on the other hand, are normally a very small component of the fund - about 5%. They generally don't compare favorably with opportunities I see in telecommunications and electric utilities.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. MCI WorldCom, the fund's largest holding for much of the period, was a key contributor. The company experienced strong growth in its data communications business, as well as cost savings from the merger of WorldCom and MCI. AT&T also performed well. I bought more AT&T shares around the middle of 1998, after the stock had been driven down on investor skepticism about the acquisition of cable company TCI Group. AT&T rebounded strongly in December and January, as investors reconsidered their initial misgivings.

Q. WHAT ABOUT HOLDINGS THAT FAILED TO MEET YOUR EXPECTATIONS?

A. Tel-Save.com was a disappointment. The former CEO tried to find a buyer for the company, but no deal transpired. In addition, the company's exclusive agreement to market long-distance telephone services through America Online resulted in marketing costs that were higher than anticipated. Intermedia Communications and e.spire Communications are both CLECs that failed to execute their growth strategies according to investors' expectations.

Q. WHAT'S YOUR OUTLOOK, JONATHAN?

A. I continue to see lots of opportunity in the utilities sector. Deregulation in the United States and privatization abroad are two powerful forces that are opening up markets worldwide, allowing well-managed companies to reap the benefits. There are plenty of opportunities in the stocks of domestic companies. I generally favor participating in overseas markets indirectly, through U.S. firms with foreign subsidiaries, rather than investing directly in foreign companies, which generally entails higher risk. With the telecommunications industry at a more advanced stage of deregulation, I think that growth opportunities will continue to be better there than in other utilities markets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 10, 1981

FUND NUMBER: 065

TRADING SYMBOL: FSUTX

SIZE: as of February 28, 1999, more than $507 million

MANAGER: Jonathan Zang, since 1998;
analyst, utilities industry, 1997- present;
joined Fidelity in 1997

UTILITIES GROWTH PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.4%

                                 SHARES                      VALUE (NOTE 1)

BROADCASTING - 1.7%

Tele-Communications, Inc.         139,500                    $ 8,762,344
(TCI Group) Series A (a)

CELLULAR - 4.5%

AirTouch Communications, Inc.     225,200                     20,507,275
(a)

Vodafone Group PLC sponsored      14,300                      2,605,281
ADR

                                                              23,112,556

COMMUNICATIONS EQUIPMENT - 1.0%

Intermedia Communications,        279,700                     5,069,563
Inc. (a)

ELECTRIC UTILITY - 26.2%

AES Corp. (a)                     718,800                     26,730,375

CMS Energy Corp.                  350,200                     14,489,525

Duke Energy Corp.                 282,708                     16,079,018

Entergy Corp.                     403,200                     11,390,400

Illinova Corp.                    345,800                     8,212,750

IPALCO Enterprises, Inc.          234,300                     11,231,756

Montana Power Co.                 84,900                      5,168,288

NIPSCO Industries, Inc.           130,000                     3,371,875

PECO Energy Co.                   158,800                     5,627,475

PG&E Corp.                        793,500                     24,995,250

Unicom Corp.                      184,700                     6,568,394

                                                              133,865,106

ENGINEERING - 0.2%

Stone & Webster, Inc.             40,000                      1,070,000

GAS - 4.2%

Columbia Gas System, Inc.         39,700                      2,004,850

Dynegy, Inc.                      197,900                     2,374,800

Enron Corp.                       167,796                     10,906,740

MDU Resources Group, Inc.         61,250                      1,439,375

Williams Companies, Inc.          120,000                     4,440,000

                                                              21,165,765

OIL & GAS - 0.6%

Coastal Corp. (The)               100,400                     3,212,800

TELEPHONE SERVICES - 55.0%

ALLTEL Corp.                      121,700                     7,286,788

Ameritech Corp.                   283,600                     18,540,350

AT&T Corp.                        503,483                     41,348,541

Bell Atlantic Corp.               533,200                     30,625,675

BellSouth Corp.                   359,600                     16,631,500

Cincinnati Bell, Inc.             214,900                     4,244,275

e.spire Communications, Inc.      1,629,400                   8,961,700
(a)

Frontier Corp.                    100,000                     3,593,750

Global TeleSystems Group,         10,600                      588,300
Inc. (a)

GTE Corp.                         275,100                     17,847,113

MCI WorldCom, Inc. (a)            702,583                     57,963,095



                                 SHARES                      VALUE (NOTE 1)

McLeodUSA, Inc. Class A (a)       105,800                    $ 4,073,300

Metromedia Fiber Network,         61,200                      2,662,200
Inc.  Class A (a)

Qwest Communications              210,133                     12,910,046
International, Inc. (a)

SBC Communications, Inc.          567,644                     30,014,177

Sprint Corp. (FON Group)          144,900                     12,434,231

Tel-Save.com, Inc. (a)            799,600                     7,946,025

Telebras sponsored ADR            14,800                      955,525
PFD-Holdr (a)

WinStar Communications, Inc.      72,600                      2,286,900
(a)

                                                              280,913,491

TOTAL COMMON STOCKS                                           477,171,625
(Cost $374,716,602)

CASH EQUIVALENTS - 6.6%



Taxable Central Cash Fund (b)     33,712,144                  33,712,144
(Cost $33,712,144)

TOTAL INVESTMENT IN                                           $ 510,883,769
SECURITIES - 100%
(Cost $408,428,746)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $442,537,597 and $465,480,084, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $23,956 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,443,324. The fund received cash collateral of $3,563,400.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $409,446,753. Net unrealized appreciation aggregated $101,437,016, of which $118,578,668 related to appreciated investment securities and $17,141,652 related to depreciated investment securities.

The fund hereby designates approximately $46,415,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 24% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of these percentages for use in preparing 1999 income tax returns.

UTILITIES GROWTH PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 510,883,769
value  (cost $408,428,746) -
 See accompanying schedule

Receivable for investments                   2,118,097
sold

Receivable for fund shares                   1,070,924
sold

Dividends receivable                         604,398

Interest receivable                          128,172

Redemption fees receivable                   2,152

Other receivables                            123

 TOTAL ASSETS                                514,807,635

LIABILITIES

Payable for investments        $ 1,572,415
purchased

Payable for fund shares         1,341,906
redeemed

Accrued management fee          249,727

Other payables and accrued      239,080
expenses

Collateral on securities        3,563,400
loaned,  at value

 TOTAL LIABILITIES                           6,966,528

NET ASSETS                                  $ 507,841,107

Net Assets consist of:

Paid in capital                             $ 355,427,419

Undistributed net investment                 1,646,086
income

Accumulated undistributed net                48,312,566
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  102,455,036
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 8,247,065                   $ 507,841,107
shares outstanding

NET ASSET VALUE and                          $61.58
redemption price per share
($507,841,107 (divided by)
8,247,065 shares)

Maximum offering price per                   $63.48
share (100/97.00 of $61.58)

STATEMENT OF OPERATIONS
                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 6,569,955
Dividends

Interest (including income on                  1,295,447
securities loaned of
$275,553)

 TOTAL INCOME                                  7,865,402

EXPENSES

Management fee                   $ 2,410,584

Transfer agent fees               1,894,258

Accounting and security           396,783
lending fees

Non-interested trustees'          2,041
compensation

Custodian fees and expenses       24,893

Registration fees                 37,651

Audit                             24,062

Legal                             2,162

Reports to shareholders           41,649

Miscellaneous                     1,999

 Total expenses before            4,836,082
reductions

 Expense reductions               (104,758)    4,731,324

NET INVESTMENT INCOME                          3,134,078

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            98,334,683

 Foreign currency transactions    (6,507)      98,328,176

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            19,577,907

 Assets and liabilities in        13           19,577,920
foreign currencies

NET GAIN (LOSS)                                117,906,096

NET INCREASE (DECREASE) IN                    $ 121,040,174
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,250,178
charges paid to FDC

 Sales charges - Retained by                  $ 1,246,320
FDC

 Deferred sales charges                       $ 21,580
withheld   by FDC

 Exchange fees withheld by FSC                $ 20,948

 Expense reductions  Directed                 $ 94,853
brokerage arrangements

  Custodian credits                            8,956

  Transfer agent credits                       949

                                              $ 104,758

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 3,134,078                   $ 3,040,458
income

 Net realized gain (loss)         98,328,176                    52,835,863

 Change in net unrealized         19,577,920                    34,220,552
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       121,040,174                   90,096,873
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,845,471)                   (3,324,884)
From net investment income

 From net realized gain           (58,304,043)                  (43,053,193)

 TOTAL DISTRIBUTIONS              (60,149,514)                  (46,378,077)

Share transactions Net            311,901,481                   235,594,493
proceeds from sales of shares

 Reinvestment of distributions    57,497,817                    45,039,264

 Cost of shares redeemed          (324,713,707)                 (179,495,059)

 NET INCREASE (DECREASE) IN       44,685,591                    101,138,698
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  337,629                       225,357

  TOTAL INCREASE (DECREASE)       105,913,880                   145,082,851
IN NET ASSETS

NET ASSETS

 Beginning of period              401,927,227                   256,844,376

 End of period (including        $ 507,841,107                 $ 401,927,227
undistributed net investment
income of $1,646,086 and
$677,487, respectively)

OTHER INFORMATION
Shares

 Sold                             5,410,133                     4,622,639

 Issued in reinvestment of        1,024,484                     950,425
distributions

 Redeemed                         (5,700,831)                   (3,646,680)

 Net increase (decrease)          733,786                       1,926,384




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.50    $ 45.97    $ 43.03    $ 34.88    $ 36.61
period

Income from Investment
Operations

Net investment income C           .44        .54        .73        1.10       1.13

Net realized and unrealized       15.77      14.83      6.41       7.86       (1.17)
gain (loss)

Total from investment             16.21      15.37      7.14       8.96       (.04)
operations

Less Distributions

 From net investment income       (.25)      (.58)      (.70)      (.84)      (1.05)

From net realized gain            (7.93)     (7.30)     (3.54)     -          (.67)

Total distributions               (8.18)     (7.88)     (4.24)     (.84)      (1.72)

Redemption fees added to paid     .05        .04        .04        .03        .03
in capital

Net asset value, end of period   $ 61.58    $ 53.50    $ 45.97    $ 43.03    $ 34.88

TOTAL RETURN A, B                 32.17%     36.20%     18.13%     25.82%     .21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 507,841  $ 401,927  $ 256,844  $ 266,768  $ 237,635
(000 omitted)

Ratio of expenses to average      1.18%      1.33%      1.47%      1.39%      1.43%
net assets

Ratio of expenses to average      1.16% D    1.30% D    1.46% D    1.38% D    1.42% D
net assets after expense
reductions

Ratio of net investment           .77%       1.11%      1.73%      2.76%      3.24%
income to average net assets

Portfolio turnover rate           113%       78%        31%        65%        24%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.


MONEY MARKET PORTFOLIO

PERFORMANCE

PERFORMANCE

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT MONEY MARKET                5.08%        27.87%        67.31%

SELECT MONEY MARKET (LOAD ADJ.)    1.93%        24.03%        62.29%

All Taxable Money Market           4.93%        27.22%        66.07%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 916 taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past one year.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT MONEY MARKET              5.08%        5.04%         5.28%

SELECT MONEY MARKET (LOAD ADJ.)  1.93%        4.40%         4.96%

All Taxable Money Market         4.93%        4.93%         5.24%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

              3/2/99 12/1/98 9/1/98 6/2/98 3/3/98
SELECT
MONEY MARKET  4.71%  4.71%   5.10%  5.00%  5.27%
All Taxable
Money Market
Funds Average 4.37%  4.57%   5.03%  5.02%  5.07%

              3/3/99 12/2/98 9/2/98 6/3/98 2/25/98

 MMDA         2.16%  2.32%   2.55%  2.51%  2.58%

Row: 1, Col: 1, Value: 4.71
Row: 1, Col: 2, Value: 4.37
Row: 1, Col: 3, Value: 2.16
Row: 2, Col: 1, Value: 4.71
Row: 2, Col: 2, Value: 4.57
Row: 2, Col: 3, Value: 2.32
Row: 3, Col: 1, Value: 5.1
Row: 3, Col: 2, Value: 5.03
Row: 3, Col: 3, Value: 2.55
Row: 4, Col: 1, Value: 5.0
Row: 4, Col: 2, Value: 5.02
Row: 4, Col: 3, Value: 2.51
Row: 5, Col: 1, Value: 5.270000000000001
Row: 5, Col: 2, Value: 5.07
Row: 5, Col: 3, Value: 2.58
6% -
4% -
2% -
0%

Money Market
All Taxable
Money Market
Funds Average
MMDA

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account average (MMDA). Figures for the all taxable money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

(checkmark) COMPARING PERFORMANCE

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

MONEY MARKET PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of John Todd)

John Todd,
Portfolio Manager
of Select Money
Market Portfolio

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST YEAR, JOHN?

A. At the beginning of the 12-month period ending February 28, 1999, economic growth was strong in the U.S. but inflation remained benign. Weakness abroad - especially in Asia - translated into cheaper imports into the U.S. that helped stabilize inflation. However, when that slowdown in growth overseas started to negatively affect U.S. economic growth in the second quarter of 1998, market sentiment shifted. Market observers revised downward their expectations for economic growth and corporate profits. Then, problems in Russia in August 1998 sparked declines in stock market indexes that had reached record highs earlier in the third quarter, and caused the yield differential between U.S. Treasuries and all other debt obligations to widen considerably. Falling commodity prices and other issues caused several countries' currencies to decline and their interest rates to climb. Fears arose that these problems would start to erode U.S. economic growth and lead to further problems in the capital markets, which were rocked in the fall by the well-publicized problems encountered by several highly leveraged hedge funds.

Q. WHAT WAS THE FEDERAL RESERVE BOARD'S ROLE AS THESE EVENTS
DEVELOPED?

A. Up until mid-July, it was commonly believed that the Fed might raise the rate banks charge each other for overnight loans - the fed funds rate - to slow growth and control inflation. The Fed maintained a bias toward raising rates until its September meeting, when it cut the fed funds rate from 5.50% to 5.25%. The Fed acted in an effort to head off slower growth, at a time when we saw further deterioration in the financial markets and growing liquidity problems in the fixed-income markets. Acting out of character by making an announcement between meetings of its Open Market Committee, the Fed cut the fed funds rate to 5.00% on October 15. The Fed further reduced that rate to 4.75% on November 17, marking the third reduction in that rate in just seven weeks. These moves came in response to continued deterioration in the fixed-income markets, and were an attempt on the Fed's part to avoid a "credit crunch" - where lenders hold back from lending to even the most creditworthy borrowers. The financial markets have since rebounded and found stability, as witnessed by the muted reaction to the recent currency crisis in Brazil.

Q. WHAT STRATEGY DID YOU PURSUE WITH THE FUND?

A. At the beginning of the period, the best opportunities were found on either end of the maturity spectrum, so I pursued a "barbell strategy" - focusing on investments with very short maturities on the one hand, and one-year securities on the other. When the economic outlook deteriorated and called for declining interest rates, I looked for opportunities to maintain the fund's average maturity, shifting investments from very short-term and one-year securities to those in the three- to six-month range. Those maturities offered the most attractive rates and were also appealing from a credit standpoint, given the uncertainty in the market about different issuers' exposure to hedge fund problems. The fund also took advantage of seasonally high yields for short-term securities at the end of 1998, and has since emphasized instruments in the two- to four-month range.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on February 28, 1999, was 4.76%, compared to 5.26% one year ago. For the 12 months that ended February 28, 1999, the fund had a total return of 5.08%, compared to 4.93% for the all taxable money market funds average, according to IBC Financial Data, Inc.

Q. WHAT'S YOUR OUTLOOK?

A. Inflation continues to be relatively dormant. While domestic consumption in the U.S. has been strong, it has not generated increased prices in services and products where intense competition has held pricing power in check. Assuming inflation remains benign, the Fed is likely to keep its monetary policy unchanged over the near term. The Fed continues to expect that economic growth will moderate, a forecast it has had in place for the past year and a half. If incoming data does not confirm this view, the Fed may move to increase short-term rates in order to reduce inflationary pressures by negating some of the economic stimulus it provided the economy last fall.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: August 30, 1985

FUND NUMBER: 085

TRADING SYMBOL: FSLXX

SIZE: as of February 28, 1999, more than $1.1 billion

MANAGER: John Todd, since 1991; manager, various Fidelity and Spartan taxable money market funds; joined Fidelity in 1981

MONEY MARKET PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


CERTIFICATES OF DEPOSIT - 22.9%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

DOMESTIC CERTIFICATES OF
DEPOSIT - 1.8%

First Union National Bank of
North Carolina

3/9/99                            5.42%                       $ 10,000,000                    $ 10,000,000

4/12/99                           5.44                         10,000,000                      10,000,000

                                                                                               20,000,000

LONDON BRANCH, EURODOLLAR,
DOMESTIC BANKS - 0.9%

NationsBank NA

3/2/99                            5.50                         10,000,000                      10,000,000

LONDON BRANCH, EURODOLLAR,
FOREIGN BANKS - 4.2%

Abbey National Treasury
Services PLC

3/15/99                           5.15                         10,000,000                      10,000,000

Bank of Scotland Treasury
Services

2/16/00                           5.14                         5,000,000                       4,998,141

Barclays Bank PLC

3/25/99                           5.50                         11,000,000                      11,000,274

Bayerische Hypo-und
Vereinsbank AG

5/12/99                           4.89                         5,000,000                       5,000,000

Halifax PLC

8/31/99                           4.98                         5,000,000                       5,000,000

Westdeutsche Landesbank
Girozentrale

5/17/99                           4.90                         10,000,000                      10,000,000

                                                                                               45,998,415

NEW YORK BRANCH, YANKEE
DOLLAR, FOREIGN BANKS - 16.0%

ABN-AMRO Bank NV

6/7/99                            5.76                         5,000,000                       4,999,229

Bank of Scotland Treasury
Services

4/2/99                            4.88 (b)                     5,000,000                       4,997,500

Banque Nationale de Paris

3/17/99                           5.32                         10,000,000                      10,000,000

Barclays Bank PLC

3/23/99                           5.45                         10,000,000                      10,000,208

Bayerische Hypo-und
Vereinsbank AG

3/8/99                            4.85                         15,000,000                      15,000,000

3/10/99                           5.40                         5,000,000                       5,000,000

Credit Agricole Indosuez

4/30/99                           5.87                         5,000,000                       4,999,528

Deutsche Bank AG

2/16/00                           5.12                         10,000,000                      9,995,352

Landesbank Hessen-Thuringen

4/12/99                           5.07                         5,000,000                       5,000,057

Lloyds Bank PLC

5/17/99                           4.88                         40,000,000                      40,000,000

National Westminster Bank PLC

6/7/99                            5.75                         5,000,000                       4,999,132

RaboBank Nederland Coop.
Central

6/4/99                            5.75                         10,000,000                      9,998,255

9/2/99                            5.00                         5,000,000                       5,000,000

Societe Generale, France

3/22/99                           5.15                         5,000,000                       5,000,909

3/22/99                           5.20                         5,000,000                       5,000,880



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

Swiss Bank Corp.

4/30/99                           5.87%                       $ 5,000,000                     $ 4,999,528

6/3/99                            5.75                         10,000,000                      9,998,273

Toronto Dominion Bank

6/4/99                            5.75                         10,000,000                      9,998,255

Westdeutsche Landesbank
Girozentrale

3/17/99                           5.14                         10,000,000                      10,000,000

                                                                                               174,987,106

TOTAL CERTIFICATES OF DEPOSIT                                                                  250,985,521

COMMERCIAL PAPER - 51.0%



AVCO Financial Services, Inc.

3/15/99                           5.15                         9,000,000                       8,982,220

Asset Securitization Coop.
Corp.

3/15/99                           5.28                         3,000,000                       2,993,933

3/19/99                           5.17                         3,000,000                       2,992,350

4/15/99                           5.14                         5,000,000                       4,968,438

4/15/99                           5.17                         5,000,000                       4,968,250

Associates Corp. of North
America

4/6/99                            4.86                         5,000,000                       4,975,900

Associates First Capital Corp.

3/24/99                           5.15                         7,000,000                       6,977,281

CIESCO L.P.

4/16/99                           4.88                         40,000,000                      39,753,644

Centric Capital Corp.

3/22/99                           4.89                         5,000,000                       4,985,796

5/14/99                           4.90                         5,000,000                       4,950,153

Citibank Credit Card Master
Trust I (Dakota Certificate
Program)

5/13/99                           4.89                         25,000,000                      24,755,146

5/14/99                           4.90                         5,000,000                       4,950,256

Commonwealth Bank of Australia

3/4/99                            4.86                         10,000,000                      9,995,975

8/10/99                           4.92                         4,000,000                       3,913,600

8/16/99                           4.95                         5,000,000                       4,887,300

Daimler-Chrysler North
America Corp.

4/20/99                           5.14                         8,260,000                       8,202,065

4/26/99                           5.07                         5,000,000                       4,961,267

5/20/99                           4.91                         12,000,000                      11,870,667

5/26/99                           4.90                         14,000,000                      13,838,129

Delaware Funding Corp.

3/9/99                            5.21                         30,396,000                      30,361,213

3/16/99                           4.91                         2,325,000                       2,320,253

Deutsche Bank Financial, Inc.

5/10/99                           4.90                         40,000,000                      39,623,556

Dresdner US Finance, Inc.

3/10/99                           5.16                         5,000,000                       4,993,625

Enterprise Funding Corp.

5/19/99                           4.91                         9,856,000                       9,751,102

COMMERCIAL PAPER - CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

Falcon Asset Securitization

3/9/99                            5.18%                       $ 25,355,000                    $ 25,326,152

3/11/99                           4.89                         6,880,000                       6,870,712

3/22/99                           5.22                         4,310,000                       4,297,052

Ford Motor Credit Co.

3/5/99                            5.18                         30,000,000                      29,982,967

4/29/99                           4.87                         10,000,000                      9,921,333

General Electric Capital Corp.

7/26/99                           4.93                         30,000,000                      29,409,550

General Motors Acceptance Corp.

5/19/99                           4.90                         5,000,000                       4,946,894

Kitty Hawk Funding Corp.

3/12/99                           4.88                         1,399,000                       1,396,927

4/15/99                           4.90                         25,000,000                      24,848,125

Lehman Brothers Holdings, Inc.

3/9/99                            5.15                         3,000,000                       2,996,587

3/17/99                           5.16                         3,000,000                       2,993,173

MCI WorldCom, Inc.

3/26/99                           5.54                         2,000,000                       1,992,431

3/30/99                           5.02                         3,000,000                       2,987,917

5/5/99                            5.02                         2,000,000                       1,982,125

National Australia Funding,
Inc.

3/10/99                           5.41                         10,000,000                      9,986,825

Nationwide Building Society

5/11/99                           4.91                         41,500,000                      41,103,041

New Center Asset Trust

3/8/99                            5.17                         5,000,000                       4,995,042

4/22/99                           4.87                         25,000,000                      24,826,125

Newport Funding Corp.

5/19/99                           4.92                         5,000,000                       4,946,675

Nordbanken, North America, Inc.

3/1/99                            5.26                         5,000,000                       5,000,000

3/10/99                           5.15                         2,000,000                       1,997,460

Norddeutsche Landesbank
Girozentrale

8/5/99                            4.91                         10,000,000                      9,791,103

Norfolk Southern Corp.

3/4/99                            5.02                         3,000,000                       2,998,750

Preferred Receivables Funding
Corp.

3/3/99                            5.21                         5,000,000                       4,998,569

3/5/99                            5.23                         6,800,000                       6,796,094

3/16/99                           4.91                         5,000,000                       4,989,854

4/15/99                           4.86                         1,670,000                       1,659,959

Tyco International Group SA

3/25/99                           5.04                         5,000,000                       4,983,333

UBS Finance (Delaware), Inc.

4/5/99                            5.12                         20,000,000                      19,902,194

TOTAL COMMERCIAL PAPER                                                                         559,899,088

FEDERAL AGENCIES - 10.7%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

FANNIE MAE - 3.2%

Discount Notes - 3.2%

5/13/99                           4.81%                       $ 35,000,000                    $ 34,662,527

FEDERAL HOME LOAN BANK - 4.3%

Discount Notes - 4.3%

5/12/99                           4.81                         48,000,000                      47,543,998

FREDDIE MAC - 3.2%

Discount Notes - 3.2%

5/20/99                           4.81                         35,000,000                      34,630,556

TOTAL FEDERAL AGENCIES                                                                         116,837,081

BANK NOTES - 7.3%



First Union National Bank of
North Carolina

3/1/99                            4.99 (b)                     10,000,000                      10,000,000

3/1/99                            5.50                         15,000,000                      15,000,000

NationsBank NA

3/17/99                           5.30                         10,000,000                      10,000,000

4/13/99                           5.05                         20,000,000                      20,000,000

9/8/99                            5.01                         25,000,000                      25,000,000

TOTAL BANK NOTES                                                                               80,000,000

MASTER NOTES - 1.8%



Goldman Sachs Group L.P.

3/8/99                            5.30 (b)                     5,000,000                       5,000,000

J.P. Morgan Securities, Inc.

3/5/99                            4.91 (b)                     15,000,000                      15,000,000

TOTAL MASTER NOTES                                                                             20,000,000

MEDIUM-TERM NOTES - 5.0%



Bishops Gate Resources
Mortgage Trust

3/1/99                            5.14 (b)                     2,000,000                       2,000,000

General Motors Acceptance Corp.

3/16/99                           5.22                         28,000,000                      27,989,618

Goldman Sachs Group L.P.

4/7/99                            5.26 (b)(c)                  4,000,000                       4,000,000

Merrill Lynch & Co., Inc.

3/4/99                            5.21 (b)                     5,000,000                       4,999,745

Morgan Guaranty Trust Co., NY

3/29/99                           4.89 (b)                     10,000,000                      9,997,208

Norwest Corp.

4/22/99                           4.99 (b)                     4,000,000                       4,000,000

Premier Auto Trust

6/8/99                            5.41                         1,787,018                       1,786,912

TOTAL MEDIUM-TERM NOTES                                                                        54,773,483

SHORT-TERM NOTES - 0.9%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

Capital One Funding Corp.
(1998-B)

3/5/99                            4.97% (b)                   $ 3,863,000                     $ 3,863,000

SMM Trust (1998-I)

3/29/99                           4.94 (a)(b)                  2,000,000                       2,000,000

Strategic Money Market Trust
(1998-B)

3/5/99                            4.94 (a)(b)                  4,000,000                       4,000,000

TOTAL SHORT-TERM NOTES                                                                         9,863,000


REPURCHASE AGREEMENTS - 0.4%

                              MATURITY AMOUNT

In a joint trading account    $ 4,349,761                        4,348,000
(U.S. Government
Obligations) dated 2/26/99
due 3/1/99  At 4.86%

TOTAL INVESTMENT IN                                           $ 1,096,706,173
SECURITIES - 100%

Total Cost for Income Tax Purposes $ 1,096,706,173

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,000,000 or 0.5% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

SECURITY                  ACQUISITION DATE  COST

Goldman Sachs Group L.P.  12/7/98           $ 4,000,000
5.26%, 4/7/99

OTHER INFORMATION

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding 144A issues) amounted to $4,000,000 and 0.4% of net assets.

MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                          FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 1,096,706,173
value (including repurchase
agreements of $4,348,000) -
See accompanying schedule

Receivable for fund shares                   56,892,192
sold

Interest receivable                          7,249,940

Prepaid expenses                             46,521

 TOTAL ASSETS                                1,160,894,826

LIABILITIES

Payable to custodian bank      $ 7,589

Payable for investments         9,997,500
purchased

Payable for fund shares         24,110,193
redeemed

Distributions payable           300,137

Accrued management fee          126,721

Other payables and accrued      179,124
expenses

 TOTAL LIABILITIES                           34,721,264

NET ASSETS                                  $ 1,126,173,562

Net Assets consist of:

Paid in capital                             $ 1,126,173,562

NET ASSETS, for 1,126,106,672               $ 1,126,173,562
shares outstanding

NET ASSET VALUE, offering                    $1.00
price  and redemption price
per share ($1,126,173,562
(divided by) 1,126,106,672
shares)

Maximum offering price per                   $1.03
share (100/97.00 of $1.00)

STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 28, 1999

INTEREST INCOME                              $ 52,463,460

EXPENSES

Management fee                  $ 1,853,858

Transfer agent fees              2,010,926

Accounting fees and expenses     120,261

Non-interested trustees'         3,711
compensation

Custodian fees and expenses      19,989

Registration fees                599,928

Audit                            35,570

Legal                            5,015

Reports to shareholders          53,674

Miscellaneous                    1,085

 Total expenses before           4,704,017
reductions

 Expense reductions              (9,932)      4,694,085

NET INTEREST INCOME                           47,769,375

NET REALIZED GAIN (LOSS) ON                   54,995
INVESTMENTS

NET INCREASE IN NET ASSETS                   $ 47,824,370
RESULTING FROM OPERATIONS

OTHER INFORMATION Sales                      $ 1,708,692
charges paid to FDC

 Sales charges - Retained by                 $ 1,671,903
FDC

 Deferred sales charges                      $ 67,970
withheld   by FDC

 Expense reductions                          $ 4,200
Custodian credits

  Transfer agent credits                      5,732

                                             $ 9,932

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net interest income   $ 47,769,375                  $ 41,842,077

 Net realized gain (loss)         54,995                        (6,232)

 NET INCREASE (DECREASE) IN       47,824,370                    41,835,845
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (47,769,375)                  (41,842,077)
from net interest income

Share transactions at net         6,779,151,867                 7,445,369,611
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  42,982,213                    38,682,466
distributions from net
interest income

 Cost of shares redeemed          (6,280,934,055)               (7,747,295,187)

 NET INCREASE (DECREASE) IN       541,200,025                   (263,243,110)
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       541,255,020                   (263,249,342)
IN NET ASSETS

NET ASSETS

 Beginning of period              584,918,542                   848,167,884

 End of period                   $ 1,126,173,562               $ 584,918,542




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999         1998       1997       1996C      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000
period

Income from Investment            .050         .051       .049       .054       .042
Operations Net interest
income

Less Distributions

From net interest income          (.050)       (.051)     (.049)     (.054)     (.042)

Net asset value, end of period   $ 1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A                    5.08%        5.26%      5.02%      5.56%      4.28%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,126,174  $ 584,919  $ 848,168  $ 610,821  $ 573,144
(000 omitted)

Ratio of expenses to average      .50%         .56%       .56%       .59%       .65%
net assets

Ratio of expenses to average      .49% B       .56%       .56%       .59%       .65%
net assets after expense
reductions

Ratio of net interest income      5.03%        5.13%      4.92%      5.39%      4.19%
to average net assets


A TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

B FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

C FOR THE YEAR ENDED FEBRUARY
29.

NOTES TO FINANCIAL STATEMENTS

For the period ended February 28, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust has thirty-nine equity funds (the fund or the funds) which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. The Gold Portfolio (formerly American Gold Portfolio), Precious Metals and Minerals Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION:

EQUITY FUNDS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.

MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchase and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund (except for Medical Equipment and Systems Portfolio) is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable.
Medical Equipment and Systems Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year.

The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME:

EQUITY FUNDS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

MONEY MARKET FUND. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the money market fund.
Distributions are recorded on the ex-dividend date for all other funds.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

TRADING (REDEMPTION) FEES. Shares redeemed (including exchanges) from an equity fund are subject to trading fees. Shares held less than 30 days are subject to a trading fee equal to .75% of the net asset value of shares redeemed. Shares held 30 days or more are subject to a trading fee equal to the lesser of $7.50 or .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see note 4).

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc.
(FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.

For each equity fund, the monthly fee is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily

4. FEES AND OTHER TRANSACTIONS WITH

AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to an annual rate that ranged from .58% to .60% of average net assets for the equity funds.

For the money market fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time, the fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the management fee was equivalent to an annual rate of
 .20% of the fund's average net assets. The income-based portion of this fee was equal to $298,684 or an annual rate of .03% of the fund's average net assets.

SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of each fund. A portion of these sales charges are reallowed to financial intermediaries. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity Fund (other than Select funds). All deferred sales charges are retained by FDC. The amounts received and retained by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, the fund paid premiums of $55,825 to FIDFUNDS which are being amortized over one year.

EXCHANGE FEES. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other
Information" on each fund's Statement of Operations.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments

5. SECURITY LENDING.

Certain funds loaned securities to brokers who paid the funds negotiated lenders' fees. These fees are included in interest income. Each applicable fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. BANK BORROWINGS.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the funds' operating expenses
(excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 2.50% of average

7. EXPENSE REDUCTIONS - CONTINUED

net assets. FMR retains the ability to be repaid by the funds for these expense reductions in the amount that expenses fall below the limit prior to the end of the fiscal year. For the period, the reimbursement reduced the expenses by $55,648 for Cyclical Industries Portfolio, and $45,350 for Natural Resources Portfolio.

FMR has directed certain portfolio trades to brokers who paid a portion of certain equity fund's expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. BENEFICIAL INTEREST.

At the end of the period, FMR Capital, an affiliate of FMR, was record owner of more than 5% of the outstanding shares of the following funds:

BENEFICIAL INTEREST

                     %
FUND                 OWNERSHIP
Cyclical Industries  38.7
Natural Resources    15.7

9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and the Shareholders of Fidelity Select Portfolios:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the forty funds constituting Fidelity Select Portfolios at February 28, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   April 19, 1999

DISTRIBUTIONS

The Board of Trustees of Fidelity Select Portfolios voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income for each of the following funds:

                                                     AMOUNTS PER SHARE

                                    RECORD &                   CAPITAL
FUND                                EX-DATE PAY DATE DIVIDENDS GAINS
Air Transportation                  4/1/99  4/5/99   $ -       $ 0.62
Biotechnology                       4/1/99  4/5/99   $ -       $ 0.12
Brokerage and Investment Management 4/1/99  4/5/99   $ 0.05    $ 0.33
Business Services and Outsourcing   4/9/99  4/12/99  $ -       $ 0.37
Computers                           4/1/99  4/5/99   $ -       $ 3.92
Construction and Housing            4/9/99  4/12/99  $ -       $ 0.01
Consumer Industries                 4/9/99  4/12/99  $ -       $ 0.71
Defense and Aerospace               4/1/99  4/5/99   $ -       $ 0.17
Developing Communications           4/9/99  4/12/99  $ -       $ 1.14
Energy                              4/1/99  4/5/99   $ 0.04    $ -
Environmental Services              4/9/99  4/12/99  $ -       $ 0.01
Financial Services                  4/1/99  4/5/99   $ 0.29    $ 1.48
Food and Agriculture                4/1/99  4/5/99   $ 0.06    $ 1.00
Health Care                         4/1/99  4/5/99   $ 0.03    $ 2.61
Home Finance                        4/9/99  4/12/99  $ 0.12    $ 0.36
Industrial Equipment                4/9/99  4/12/99  $ -       $ 0.74
Insurance                           4/9/99  4/12/99  $ -       $ 3.65
Leisure                             4/1/99  4/5/99   $ -       $ 1.36
Medical Equipment and Systems       4/1/99  4/5/99   $ -       $ 0.36
Multimedia                          4/9/99  4/12/99  $ -       $ 0.54
Natural Gas                         4/9/99  4/12/99  $ 0.09    $ -
Regional Banks                      4/9/99  4/12/99  $ 0.16    $ 2.09
Software and Computer Services      4/1/99  4/5/99   $ -       $ 2.30
Technology                          4/1/99  4/5/99   $ -       $ 8.98
Telecommunications                  4/1/99  4/5/99   $ -       $ 1.38
Transportation                      4/9/99  4/12/99  $ -       $ 2.40
Utilities Growth                    4/1/99  4/5/99   $ 0.12    $ 3.52

Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Investments Money Management, Inc.,
 Merrimack, NH, MONEY MARKET FUND

Fidelity Management & Research
 (U.K.) Inc., London, England

Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, PRESIDENT

Robert C. Pozen, SENIOR VICE PRESIDENT

Eric D. Roiter, SECRETARY

Richard A. Silver, TREASURER

Matthew N. Karstetter, DEPUTY TREASURER

Fred L. Henning Jr., VICE PRESIDENT, MONEY MARKET FUND

Boyce I. Greer, VICE PRESIDENT, MONEY MARKET FUND

John Todd, VICE PRESIDENT, MONEY MARKET FUND

Stanley N. Griffith, VICE PRESIDENT, MONEY MARKET FUND

John H. Costello, ASSISTANT TREASURER

Leonard M. Rush, ASSISTANT TREASURER

Thomas J. Simpson, ASSISTANT TREASURER, MONEY MARKET FUND

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIANS

Brown Brothers Harriman & Co.
Boston, MA

 and

The Bank of New York
New York, NY

CORPORATE HEADQUARTERS

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

* INDEPENDENT TRUSTEES

FIDELITY SELECT PORTFOLIOS
CONSUMER SECTOR

Consumer Industries
Food and Agriculture
Leisure
Multimedia
Retailing
CYCLICALS SECTOR
Air Transportation
Automotive
Chemicals
Cyclical Industries
Construction and Housing
Defense and Aerospace
Environmental Services
Industrial Equipment
Industrial Materials
Paper and Forest Products
Transportation

FINANCIAL SERVICES SECTOR

Brokerage and Investment Management
Financial Services
Home Finance
Insurance
Regional Banks
HEALTH CARE SECTOR
Biotechnology
Health Care
Medical Delivery
Medical Equipment and Systems

NATURAL RESOURCES SECTOR

Energy
Energy Service
Gold
Natural Resources
Precious Metals and Minerals

TECHNOLOGY SECTOR

Business Services and Outsourcing
Computers
Developing Communications
Electronics
Software and Computer Services
Technology

UTILITIES SECTOR

Natural Gas
Telecommunications
Utilities Growth
Money Market

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0111
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress (registered trademark)(automated graphic)
1-800-544-5555
(automated graphic) AUTOMATED LINE FOR QUICKEST SERVICE


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P.O. Box 193                                        U.S. Postage
Boston, MA 02101                                    PAID





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SEL-ANN0499   74113
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